UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-23235

           Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

       Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street N.W., Suite 700

       Washington, District of Columbia, 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 696-6000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)	Report pursuant to Rule 30e-1

A N N U A L R E P O R T	April 30, 2024
Morningstar Funds Trust

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Global Opportunistic Equity Fund

Morningstar Alternatives Fund

Regulatory Update

The SEC recently adopted a rule requiring mutual funds to produce “concise and visually engaging” annual and semi-annual reports to shareholders. This streamlined format is intended to highlight key information for shareholders to permit them to assess and monitor their fund investments. More detailed information that has historically been part of shareholder reports, such as financial statements and financial highlights, will not appear in the new streamlined shareholder reports, but may accompany the reports, or will be available free of charge upon request to the fund or via the fund’s Form N-CSR filed with the SEC on its EDGAR database. The compliance date for funds to implement streamlined shareholder reports is July 24, 2024; therefore, Morningstar Funds Trust will issue its first streamlined shareholder reports beginning with its October 31, 2024 semi-annual report. The new rule requires that each series of a mutual fund issue a separate streamlined shareholder report. For example, if you are a shareholder of all nine (9) series of the Morningstar Funds Trust, you will receive nine (9) separate streamlined shareholder reports, one for each fund, upon implementation of the new rule. In addition, the new rule requires that a hard copy of a fund’s streamlined shareholder report be mailed to each shareholder, unless the shareholder elects to receive such reports electronically. If you wish to ‘opt-in’ for electronic delivery of Morningstar Funds Trust’s annual and semi-annual shareholder reports, please contact your financial advisor for assistance in enrolling your account in paperless (i.e., electronic) delivery of shareholder materials.

Morningstar Funds Trust  April 30, 2024

Introduction

Morningstar Investment Management LLC launched an open end management investment company consisting of nine separate portfolios (each a Fund ) that span the investment opportunity set1. Most of these Funds are designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation, allocation to active managers (known as “subadvisers”), and exposures to Exchange-Traded Funds (“ETFs”), or individual equity securities allows us to adjust sub-asset class allocations based on our valuation views and those of the subadvisers.

Concept and Structure

We created the Morningstar Funds Trust using an open architecture, multimanager approach, selecting subadvisers we believed fit best with our investment philosophy and the investment objectives of each Morningstar Fund2. We have recommended subadvisers we believed were independent, skilled investors in their respective asset classes to manage the Funds and we continuously monitor such subadvisers to confirm that they continue to meet our standards.

Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.

How to Read This Report

Unless stated otherwise, this report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from May 1, 2023, through April 30, 2024. Included are fund holdings, positioning and performance summaries, including relevant commentary and examples that may aid understanding of returns for the year.

The commentary, views, and opinions in this report were current as of April 30, 2024, and are those of Morningstar Investment Management LLC. Our views reflect performance results net of fees and expenses as of the end of the reporting year.

Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.

1All references to “we” or “our” in this report, including the funds’ performance summaries, refer to Morningstar Investment Management LLC.

2 Morningstar Funds Trust is an open end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust    April 30, 2024

Morningstar Funds Trust    April 30, 2024

Statement of Shareholder Rights
It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent Board of Trustees (the "Trustees"), whose main role is to represent your interests.
The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each Fund. The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 ("1940 Act") (e.g. not a Morningstar employee).
For more information about the Independent Trustees, please see the Fund Governance Matters section of this shareholder report.
You may contact the Trustees with comments or concerns about your investment in the Morningstar Funds:
By mail: Morningstar Funds Trust
c/o D. Scott Schilling, Chief Compliance Officer
22 West Washington Street
Chicago, IL 60602
By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

Morningstar Funds Trust    April 30, 2024

Fund Governance Matters
Who is representing you as a shareholder of a Morningstar Fund?
The Morningstar Funds’ Board of Trustees represents shareholder interests. As of April 30, 2024, the Morningstar Funds’ Board of Trustees is comprised of 5 trustees – 4 are “independent” trustees and 1 is an “interested” trustee as a result of being an employee of Morningstar. Additional information about the Board can be found in Morningstar Fund Trust's Statement of Additional Information ("SAI"), available at https://connect.rightprospectus.com/Morningstar. Information about the Trustees and the Board’s policies are available at https://www.morningstar.com/company/morningstar-funds-governance.
What is the diversity of the Board of Trustees?
The 4 Independent Trustees self-identify as follows:
•  3 as women, and 1 as a man; and
•  3 as white and 1 as Asian American.
The 1 Interested Trustee self-identifies as a white man.
In terms of leadership positions of the Board:
•  Chair of the Board is a white woman;
•  Chair of the Governance Committee is a white woman; and
•  Chair of the Audit Committee is a white man.
How are Independent Trustees compensated?
The compensation adopted by the Board provides for an annual retainer for Independent Trustees of $148,000 per year. The Chair of the Board (an Independent Trustee) is paid an additional retainer of $43,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $15,000 and the Chair of the Governance Committee (an Independent Trustee) is paid an additional $10,000.
All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees.

Morningstar Funds Trust    April 30, 2024

Fund Governance Matters (continued)
Are Independent Trustees required to invest in the Morningstar Funds?
Yes, the Independent Trustees have adopted a policy to invest, at a minimum, at least $148,000 in the Funds, which is equal to the base annual retainer to be paid to each Independent Trustee. There is a phase-in period for Independent Trustees who have joined the Board after 2018 that requires them to invest at least $49,333 a year (i.e., one-third of the base annual retainer) until they have invested $148,000 in the Funds. All of the Independent Trustees have satisfied this investment requirement as of April 30, 2024 (taking into account applicable phase-in periods). For more information on the Independent Trustees investments in Morningstar Funds, please see the Trustee Ownership of Portfolio Shares table within the Trustees and Executive Officers section of the Statement of Additional Information available at https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar U.S. Equity Fund
General Information
Net Asset Value Per Share	$12.41
Total Net Assets (millions)	$1,595
Net Expense Ratio(a)	0.85%
Gross Expense Ratio(a)	0.88%
Portfolio Turnover Rate	46%
Number of Companies	519
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$95.79
Price-to-Earnings Ratio(b)	22.44

Ten Largest Equities (%)(c)(d)(e)
Microsoft Corp.	3.5
Alphabet, Inc., Class A	3.4
Amazon.com, Inc.	3.0
Meta Platforms, Inc., Class A	2.7
NVIDIA Corp.	2.4
Apple, Inc.	2.3
JPMorgan Chase & Co.	1.3
Visa, Inc., Class A	1.1
Netflix, Inc.	1.1
Eaton Corp. PLC	1.0
Sector Diversification (%)(c)(d)
Technology	18.4
Financials	12.7
Industrials	11.1
Communications	10.0
Health Care	9.8
Consumer Discretionary	7.4
Consumer Staples	5.3
Energy	4.8
Real Estate	2.9
Materials	2.8
Utilities	2.7

* Includes, if any, cash, short-term investments, receivables, payables and investments rounding to less than 0.05%.
(a)Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.84% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings ("P/E") ratio is the share price relative to its earnings per share. The P/E ratio is sourced from Morningstar Direct.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies, Master Limited Partnerships and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar U.S. Equity Fund
Investment Objective
Morningstar U.S. Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may use quantitative models to select equity securities based on certain shared characteristics as determined by the Fund's adviser. The Fund may also invest in real estate investment trusts (REITs), master limited partnerships and non-U.S. companies. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
For the fiscal year ending April 30, 2024, the Morningstar U.S. Equity Fund gained 20.92% and lagged the benchmark Morningstar U.S. Market Index’s return of 22.84%.
The 12-month period was notable as the Federal Reserve (the "Fed") halted its aggressive rate-hiking cycle with the last of 11 increases to the federal funds rate in July 2023. Inflationary pressures from COVID-oriented supply shocks, the war in Ukraine, and strong demand boosted by fiscal deficits showed signs of easing, as the Consumer Price Index fell from its peak of 9.1% in June 2022, to below 4% by June 2023. While concerns about rising long-term bond yields kept the pressure on equity markets through September 2023, surprising strength in the U.S. economy triggered a rally late in 2023 that extended into 2024. Worries about the economy’s ability to deal with sharply higher interest rates faded, as U.S. GDP was remarkably strong in the second half of 2023 and unemployment remained near historic lows. The dominant view became one of a “soft landing” or “no landing” scenario, where inflation would drift back to target without the economy undergoing a painful recession. Although progress toward the Fed’s 2% inflation target slowed, the market looked forward to eventual rate cuts and an easing of credit. Nearly all of the benchmark’s return in the one-year period came in the final six months of the period as the view on interest rates and the economy became more supportive of

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
stocks. Growth stocks, which struggled while the Fed was aggressively raising rates, rebounded from sharp losses posted in 2022. Defensive sectors lagged as bonds became relatively more attractive for income-oriented investors, and many areas of healthcare faced declining revenues as COVID-19 spending wound down.
The Fund largely kept paced with the benchmark during the fiscal year. The Fund benefited from strong performance by its large-cap growth manager, a dedicated sleeve of Communications Services stocks anchored by Alphabet Inc. and Meta Platforms Inc., and a concentrated position in mega-cap growth stocks. Relative to the benchmark, the Fund had less exposure to the mega-cap growth stocks that led the market in this period, which caused the fund to underperform. The Fund benefited from an opportunistic position in banks that became attractive in the wake of a selloff in early 2023 caused by the failure of Silicon Valley Bank.
From a positioning perspective, we removed Easterly Investment Partners LLC as a subadviser to the Fund. We found the strategy’s fit less than ideal given its meaningful overlap with our large-cap value subadviser. We also welcomed the addition of a fundamentally driven systematic-equity strategy that we expect to deliver strong downside protection due to its emphasis on quality and valuation. From a sector perspective, we tilted the Fund more significantly toward defensive sectors including consumer defensives, healthcare, and utilities. The Fund remains underweight in technology stocks relative to its benchmark, which we see as richly valued compared to long-term levels.
Overall, we’ve made efforts to build a balanced portfolio. The tilt toward defensive sectors is designed to help limit losses if the market turns negative, while overweights toward smaller caps and opportunistic positions in banks and midstream energy stocks help to add diversification and return potential.
Dan McNeela, CFA, Head of Subadviser Selection, Morningstar Investment Management LLC
Doug McGraw, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
ClearBridge Investments, LLC
Diversified large-cap growth equity across stable, cyclical, and select growth companies.
Diamond Hill Capital Management, Inc.
Targeted exposure to U.S. mid-cap value companies.
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Wasatch Advisors, LP, d/b/a Wasatch Global Investors
Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.
Westwood Management Corp.
Provides small-cap equity exposure with an emphasis on value.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar U.S. Equity Fund	20.92%	10.07%	10.48%
Morningstar U.S. Market Index[1]	22.84%	12.57%	13.19%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar U.S. Equity Fund
This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar International Equity Fund
General Information
Net Asset Value Per Share	$10.23
Total Net Assets (millions)	$810
Net Expense Ratio(a)	1.00%
Gross Expense Ratio(a)	1.09%
Portfolio Turnover Rate	31%
Number of Companies	388
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Emerging Markets(c)(d)	32.5%
Weighted Average Market Capitalization (billions)	$48.57
Price-to-Earnings Ratio(b)	14.50
Countries Represented	42

Ten Largest Equities (%)(c)(d)(e)
Shell PLC	2.2
Tencent Holdings Ltd.	1.7
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5
Allianz S.E.	1.4
Alibaba Group Holding Ltd.	1.2
Samsung Electronics Co. Ltd.	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.1
BNP Paribas S.A.	1.1
Lloyds Banking Group PLC	1.0
Samsung Electronics Co. Ltd. GDR	1.0
Sector Diversification (%)(c)(d)
Financials	18.0
Industrials	13.2
Technology	13.2
Consumer Discretionary	11.6
Consumer Staples	9.0
Health Care	8.8
Communications	7.5
Energy	7.1
Materials	6.4
Utilities	0.7
Real Estate	0.4

Region Diversification (%)(c)(d)
Pacific (excluding Japan)	29.5
Europe (excluding United Kingdom)	27.4
Japan	13.9
United States	8.2
United Kingdom	7.3
Latin America	5.3
Canada	2.6
Africa	1.2
Middle East	0.5

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.99% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings ("P/E") ratio is the share price relative to its earnings per share. The P/E ratio is sourced from Morningstar Direct.
(c) Percentages shown are based on Net Assets.
(d) Excludes Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar International Equity Fund
Investment Objective
Morningstar International Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may use quantitative models to select equity securities based on certain shared characteristics as determined by the Fund’s adviser. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
For the fiscal year ending April 30, 2024, the Fund gained 5.38%, which trailed the benchmark Morningstar Global Markets ex-US Index’s return of 9.63%.
In the first half of this period, equities were volatile within a tight range, while longer-term interest rates increased materially. The German 10-year Bond peaked near 3% from a starting point of 2.3%, and the 10-year Japanese Government Bond’s yield more than doubled, from 40 basis points to over 90 basis points.  The U.K. 10-year bond started with a 3.7% yield and ended peaked over 4.7% in August 2023.  Equities eventually enjoyed a rally once longer-term interest rates moved lower, with the MSCI EAFE Index ("MSCI EAFE"), designed to represent the performance of large-cap and mid-cap securities across 21 developed markets, excluding the U.S. and Canada, up 19% and MSCI Emerging Markets Index ("MSCI Emerging Markets"), designed to capture large-cap and mid-cap representation across 24 Emerging Markets countries, up 16% from the end of October 2023, to the end of April 2024.  Notably, MSCI EAFE and MSCI Emerging Markets both posted a 10% return over the entire 12-month period.  The U.S. equity market outpaced MSCI EAFE and MSCI Emerging Markets, driven by the continued leadership of U.S. Mega-Cap stocks, defined as having a market capitalization of $200 billion or higher, and perhaps the exposure to Artificial Intelligence that investors hope to capture through these names.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
The Fund trailed its benchmark over the period. Three of the Fund’s subadvisers lagged both the index return and their respective style benchmarks. The fourth sub-adviser posted outstanding results, handily beating the Fund’s index and its own style benchmark. The Fund's dedicated Japan sleeve performed very strongly, as did the Fund's Energy sleeve, while the Fund's dedicated United Kingdom and Chinese sleeves trailed the Fund’s index.
We reduced our dedicated exposure to Japan on the back of steady outperformance over the period.  Similarly, we exited a dedicated Korea position by November 2023, as the position outperformed.  We added steadily to our Energy exposure in the last year.  European Energy companies, which account for the majority of our dedicated Energy exposure, scored attractively on valuation during the period.  Additionally, this Energy overweight provides some balance to our underweights in Canada and Australia, two resource-oriented economies.
Looking forward, we expect to retain our overweight to Chinese equities at the beginning of the Fund's next fiscal year, which underperformed for the full period, but started to outperform at the tail end of the period.  We believe a reinvigorated Chinese economy, perhaps with a boost from fiscal stimulus, would likely help this position.  We expect to continue to favor the U.K. equity market, which we believe registers as the most attractive major developed market country globally.  The U.K. market is dominated by multi-national firms, so the geographic source of revenue is quite diverse, not relying excessively on the domestic U.K. economy.
Dan McNeela, CFA, Head of Subadviser Selection, Morningstar Investment Management LLC
Doug McGraw, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Harding Loevner LP
Provides growth-leaning exposure to non-U.S. developed equity markets.
Harris Associates L.P.
Provides value-leaning exposure to non-U.S. developed equity markets.
Lazard Asset Management LLC
Provides equity exposure to emerging-markets value companies.
T. Rowe Price Associates, Inc.
Provides exposure to emerging-markets growth companies.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar International Equity Fund	5.38%	4.23%	5.35%
Morningstar Global Markets ex U.S. Index (net)[1]	9.63%	5.22%	5.99%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar International Equity Fund
This chart does not imply future performance.

1The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Global Income Fund
General Information
Net Asset Value Per Share	$9.21
Total Net Assets (millions)	$192
Net Expense Ratio(a)	0.75%
Gross Expense Ratio(a)	0.75%
Portfolio Turnover Rate	58%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(b)

Equity Portfolio (43.8%)
Number of Common Stocks	127

Five Largest Sectors (%)(b)(c)
Financials	8.6
Industrials	5.4
Technology	4.7
Energy	4.6
Real Estate	3.5

Ten Largest Equities (%)(b)(c)(d)
Petroleo Brasileiro S.A.	1.8
BNP Paribas S.A.	1.8
Chevron Corp.	1.7
BAE Systems PLC	1.7
OPAP S.A.	1.7
TF Administradora Industrial S. de R.L. de C.V.	1.7
Broadcom, Inc.	1.6
Softbank Corp.	1.4
JPMorgan Chase & Co.	1.4
Kaspi.KZ JSC ADR	1.3
Fixed Income Portfolio (38.0%)
Number of Issuers	333

Sector Diversification (%)(b)(e)
Corporate	8.7
Mortgage Securities	6.7
Asset Backed Securities	3.9
Energy	3.9
Consumer Discretionary	2.9
Industrials	2.6
Government	2.4
Communications	2.0
Financials	1.6
Health Care	1.2
Materials	1.0
Technology	0.4
Utilities	0.4
Real Estate	0.3

Five Largest Issuers (%)(b)(d)(e)
Energy Transfer L.P.	1.9
Enterprise Products Partners L	1.8
BX Trust	0.9
Mexican Bonos Desarollo	0.8
Freddie Mac - STACR	0.8

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited) (continued)
Morningstar Global Income Fund
Credit Quality (%)(b)(e)(f)
U.S. Agency	1.0
AAA	2.6
AA	0.3
A	0.9
BBB	6.6
BB	9.6
B	9.8
CCC	2.1
CC	0.3
C	0.1
Not Rated	4.7

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.73% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Net Assets.
(c) Excludes Master Limited Partnerships, Investment Companies and Other.
(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(e) Excludes Common Stocks, Master Limited Partnerships, Investment Companies and Other.
(f) Credit quality ratings are based on Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Global Income Fund
Investment Objective
Morningstar Global Income Fund seeks current income and long-term capital appreciation.
Investment Strategies
In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as ETFs which could represent a significant percentage of the Fund’s assets. The Fund generally expects to invest at least 20% (or, if market conditions are not deemed favorable, at least 10%) of its assets in securities of issuers domiciled outside of the United States and may invest up to 100% of its assets in such securities.
The Fund invests in income-generating equity securities, which may include common stocks, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.
The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, convertible securities, loans (including covenant lite loans) and floating-rate notes. The Fund may invest up to 60% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund's subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of generating income and maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
For the fiscal year ending April 30, 2024, the Morningstar Global Income Fund delivered a solid gain of 7.19%, mirroring the performance of the Fund’s blended benchmark (50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index), which posted a return of 7.22% over the same period.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Global equity markets thrived on the back of robust economic growth, strong corporate earnings, and a prevailing sentiment that inflation and interest rates had likely reached their peak. The Morningstar Global Markets NR Index concluded the fiscal year with an impressive 17% return, with U.S. equities once again taking the lead, surpassing both non-U.S. developed equity and emerging market equity by over 1200 basis points. However, amidst rising interest rates, global high dividend-paying stocks faced challenges and trailed the broader equity market, with especially pronounced weakness among U.S. dividend-paying stocks. Sectors traditionally associated with higher dividends, such as Utilities and Real Estate, significantly underperformed the broader market, while sectors with lower yields, such as technology and communication services, saw substantial gains.
In the fixed-income sphere, the fiscal year was characterized by sustained rate volatility alongside resilience across credit assets. While inflation rates moderated, they still fell short of the Fed's 2% target level. Coupled with a robust labor market, this prompted the Fed to maintain steady rates for the remainder of the fiscal year following two initial hikes. In this environment, 2-year, 10-year, and 30-year Treasury yields rose by 90, 110, and 95 basis points, respectively, reaching 5.04%, 4.69%, and 4.79%. Despite this elevated rate volatility, credit assets demonstrated resilience, with spreads tightened across major credit markets. This was underpinned by strong fundamentals in corporate issues, robust labor market and consumer data, and favorable technical factors, such as limited supply. High yield bonds notably delivered the strongest return within the credit space, while bonds with investment-grade ratings made more moderate contributions due to their longer duration profile and limited potential for spread compression.
At the Fund level, although most equity holdings lagged behind the broader market, the credit-heavy fixed-income segment of the Fund largely offset these losses. Notably, the Fund’s fixed-income subadvisor, Western Asset Management Company, LLC, contributed to relative performance meaningfully, benefiting from its shorter duration and credit exposure. However, allocations to U.S. Treasury bonds, particularly long-term ones, proved to be performance drags.
In terms of income generation, the Fund excelled by delivering a robust 6.10% distribution yield in the most recent fiscal year. This income level significantly surpassed its global allocation fund peers, which yielded 2.83% over the same period. Furthermore, when compared with a comparable group of multi-asset income funds within the Multi-Asset Income institutional category, the Fund continued to outperform, boasting a distribution yield 174 basis points higher than the peer average of 4.36%.
Throughout the year, we remained proactive in adjusting the positioning of the Fund to navigate the market cycle. As credit spreads tightened, we trimmed our credit exposure to seek to capitalize on profits and reduce exposure to credit risks. Proceeds from these adjustments were allocated towards bolstering our holdings in Treasury bonds. More recently, we capitalized on rate resets to extend our duration positioning by adding to the belly and long end of the yield curve. In sum, we believe that the Fund is well-positioned to thrive in this volatile market environment.
Richard M. Williamson, CFA, CIPM®, Head of Investments, Mutual Funds, Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Cullen Capital Management, LLC
Global dividend sleeve that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.
Western Asset Management Company, LLC
The multi-asset sleeve that seeks to generate high income across all global credit markets through active management.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar Global Income Fund	7.19% [5]	4.07%	4.96%
Morningstar Global Income Blended Index[1]	7.22%	3.94%	4.73%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index and the Morningstar Global Income Blended Index (prior composition) ("the Indices") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Income Fund
This chart does not imply future performance.

1The Morningstar Global Income Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
5Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Total Return Bond Fund
General Information
Net Asset Value Per Share	$8.57
Total Net Assets (millions)	$822
Net Expense Ratio(a)	0.54%
Gross Expense Ratio(a)	0.74%
Portfolio Turnover Rate	370%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	6.0
Non-USD Exposure(c)(d)(e)	1.0%

Five Largest Issuers (%)(c)(d)(f)
U.S. Treasury	13.8
Federal National Mortgage Association	8.9
Federal Home Loan Mortgage Corporation	6.5
Government National Mortgage Association	5.8
Fannie Mae or Freddie Mac	3.4

Credit Quality (%)(c)(d)(g)
U.S. Treasury	13.8
U.S. Agency	24.9
AAA	5.5
AA	1.6
A	9.1
BBB	12.0
BB	0.9
B	0.1
CCC	0.2
Not Rated	1.0
Sector Diversification (%)(c)(d)
Mortgage Securities	28.5
Government	16.0
Financials	6.1
Energy	4.2
Asset Backed Securities	3.8
Communications	2.0
Health Care	1.8
Utilities	1.4
Industrials	1.3
Technology	0.9
Consumer Discretionary	0.9
Real Estate	0.8
Materials	0.7
Consumer Staples	0.7

Region Diversification (%)(c)(d)
United States	61.1
Latin America	3.9
Europe (excluding United Kingdom)	2.0
Pacific (excluding Japan)	1.1
United Kingdom	0.4
Middle East	0.2
Canada	0.2
Africa	0.1
Japan	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%. Additionally, "Other" investments are not included in the pie chart as they represent less than 0.0% of the Fund's Net Assets.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Expense Limitation Agreement). Prior to August 31,

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited) (continued)
Morningstar Total Return Bond Fund
2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Total Return Bond Fund
Investment Objective
Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.
Investment Strategies
In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest in Collateralized Debt Obligations ("CDOs"), which may include Collateralized Loan Obligations ("CLOs"). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
The Fund may invest up to 10% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash, or cash equivalents, including money market funds.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Investment Commentary
The Morningstar Total Return Bond Fund declined 1.83% for the fiscal year ending April 30, 2024, underperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.47% for the same period.
Interest rate volatility featured heavily over the past fiscal year. In an effort to bring inflation down, the Fed aggressively raised the Fed Funds rate 11 times, with the final hike coming in July 2023. After the Fed paused its rate hikes, questions about the market’s ability to digest the heavy Treasury issuance needed to fund fiscal deficits contributed to a rise in long-term yields through September 2023. Late in 2023, however, Treasury yields moved sharply lower as the market anticipated the end of monetary tightening and the beginning of a more accommodative monetary policy regime. Strong economic data and persistent inflation stymied these hopes in early 2024, causing yields to retrace as market expectations around rate cuts were pushed further into the future. By the end of the fiscal year, intermediate- and long-term Treasuries had lost ground while short-term Treasuries fared comparatively better. U.S. investment-grade corporate bonds and high-yield bonds generated positive returns over the fiscal year due to continued tightening in credit spreads. Credit spreads in these asset classes declined by 45 basis points and 138 basis points, respectively.
Given the strong performance of credit assets, the Fund’s overweight to emerging markets debt, investment-grade bonds, and high-yield corporate bonds aided its benchmark-relative performance. Allocations to securitized assets such as Asset-Backed Securities ("ABS"), and agency and non-agency Mortgage-Backed Securities ("MBS") also aided benchmark-relative returns. Exposure to intermediate- and long-term bonds detracted from performance as these securities were buffeted by volatile and rising interest rates. Indeed, the Fund’s duration and yield curve positioning was the primary source of benchmark underperformance over the past 12 months.
During the period, the Fund’s subadvisers used derivatives to manage their duration and yield curve exposure, as well as their credit risk and foreign exchange positions. The impact of these derivative positions in aggregate was a net detractor from performance.
Looking ahead, we believe in the subadvisers’ ability to add value through sector allocation and the potential to offset credit risk with the Treasury ETF. We stand ready to take advantage of opportunities in the event of credit spread widening or continued volatility in interest rates.
Dan McNeela, CFA, Head of Subadviser Selection, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Investment Subadvisers:
BlackRock Financial Management, Inc.
Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.
Western Asset Management Company, LLC
Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar Total Return Bond Fund	-1.83%	-0.35%	0.75%
Bloomberg U.S. Aggregate Bond Index[1]	-1.47%	-0.16%	0.89%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Total Return Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Municipal Bond Fund
General Information
Net Asset Value Per Share	$9.87
Total Net Assets (millions)	$328
Net Expense Ratio(a)	0.59%
Gross Expense Ratio(a)	0.68%
Portfolio Turnover Rate	57%
Number of Issuers	396
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	5.3

Five Largest Issuers (%)(c)(d)(e)
Main Street Natural Gas, Inc. Supply Revenue	1.2
Michigan State Finance Authority Revenue	1.1
Maryland State Health & Higher Educational Facilities Authority Revenue	1.1
Texas State Private Activity Bond Surface Transportation Corp. Revenue	1.1
Virginia State Small Business Financing Authority Revenue	1.1

Credit Quality (%)(c)(d)(f)
AAA	4.9
AA	29.6
A	26.9
BBB	15.5
BB	2.8
B	0.4
A1+ (Short Term)	0.5
A1 (Short Term)	0.6
Not Rated	5.4
Sector Diversification (%)(c)(d)
General	14.3
Medical	13.9
Transportation	8.8
Airport	8.2
General Obligation	7.2
Development	5.9
Higher Education	4.2
School District	4.1
Water	4.0
Education	3.3
Nursing Home	3.0
Power	2.5
Multifamily Housing	1.8
Housing	1.5
Utilities	0.8
Pollution	0.7
Bond Banks	0.7
Single Family Housing	0.7
Tobacco Settlement	0.4
Government	0.4
Facilities	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.58% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(f) Credit quality ratings are based on Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited) (continued)
Morningstar Municipal Bond Fund
has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Municipal Bond Fund
Investment Objective
Morningstar Municipal Bond Fund seeks income exempt from federal income taxes as well as capital preservation.
Investment Strategies
In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 25% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. The Fund may invest in obligations that pay interest at fixed or variable rates.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
The Morningstar Municipal Bond Fund gained 3.01% in the fiscal year ending April 30, 2024, and outperformed the Fund’s blended benchmark return of 2.26%. The Fund’s blended benchmark is comprised of 60% Bloomberg Municipal Bond Index and 40% Bloomberg Municipal 1-3 Year Bond Index.
Volatility in the Treasury market greatly impacted municipal bond returns in the fiscal year ending April 30, 2024. In an effort to bring inflation down, the Fed aggressively raised the fed funds rate 11 times since March 2022, with the final hike coming in July 2023. After the Fed paused its rate hikes, questions about the market’s ability to digest the heavy Treasury issuance needed to fund fiscal deficits contributed to a rise in long-term yields through September 2023. That environment was challenging to municipal bond investors, as the Fund’s blended benchmark fell 2.8% in the first six months of the fiscal year. In late 2023, the narrative shifted as inflation fell below 4% and the bond market began to look forward to the Fed cutting rates in response to the progress made toward reducing inflation. That change in sentiment boosted municipal bonds and paved the wave for the blended benchmark to gain 5.2% in the last six months of the fiscal year.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
The Fund slightly lagged the benchmark in the first half of the fiscal year but outperformed by a greater magnitude in the second half of the fiscal year. Subadviser outperformance was the primary driver of the Fund’s ability to beat its benchmark. All three subadvised strategies beat their benchmarks, with a tailwind coming from narrowing spreads among lower-rated bonds.
Dan McNeela, CFA, Head of Subadviser Selection, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Allspring Global Investments, LLC
Provide core exposure to short, intermediate and long-term municipal bonds and derivatives; primarily invest in investment-grade municipal bonds with limited flexibility to invest in below-investment grade or non-rated securities.
T. Rowe Price Associates, Inc.
Provide core-plus exposure to intermediate and long-term municipal bonds and derivatives, including dedicated exposure to both investment-grade and below-investment-grade securities.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar Municipal Bond Fund	3.01%	1.30%	2.05%
Morningstar Municipal Bond Blended Index[1]	2.26%	1.22%	1.89%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Municipal Bond Fund
This chart does not imply future performance.

1The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Municipal Bond Index and 40% Bloomberg Municipal 1-3 Year Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Defensive Bond Fund
General Information
Net Asset Value Per Share	$9.52
Total Net Assets (millions)	$130
Net Expense Ratio(a)	0.51%
Gross Expense Ratio(a)	0.76%
Portfolio Turnover Rate	65%
Number of Issuers	69
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	2.4
Non-USD Exposure(c)(d)(e)	0.0%

Five Largest Issuers (%)(c)(d)(f)
FHLMC Multifamily Structured Pass Through Certs.	6.2
Federal National Mortgage Association	5.6
U.S. Treasury	3.7
Federal Home Loan Mortgage Corporation	3.4
Golub Capital Partners Funding	2.0

Credit Quality (%)(c)(d)(g)
U.S. Treasury	3.7
U.S. Agency	15.4
AAA	13.6
AA	0.1
A	1.7
BBB	1.1
BB	1.5
B	1.9
CCC	0.1
Not Rated	9.2
Sector Diversification (%)(c)(d)
Mortgage Securities	20.2
Asset Backed Securities	17.6
Government	3.7
Financials	2.3
Utilities	1.2
Consumer Discretionary	0.9
Communications	0.8
Real Estate	0.7
Health Care	0.3
Technology	0.2
Corporate	0.2
Industrials	0.2

Region Diversification (%)(c)(d)
United States	44.9
Latin America	3.3
Europe (excluding United Kingdom)	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited) (continued)
Morningstar Defensive Bond Fund
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Common Stocks, Investment Companies and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Defensive Bond Fund
Investment Objective
Morningstar Defensive Bond Fund seeks capital preservation.
Investment Strategies
In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less. The Fund may also invest in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest a significant portion of its assets in Collateralized Debt Obligations ("CDOs"), including Collateralized Loan Obligations ("CLOs"). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
The Morningstar Defensive Bond Fund returned 4.72% for the fiscal year ending April 30, 2024, outperforming the Fund’s benchmark (Bloomberg U.S. Aggregate 1-3 Year Index), which returned 2.85% for the same period.
The past fiscal year featured continued rate volatility. The Fed delivered two more hikes in the first three months of the fiscal year before holding the federal funds rate steady at the highest level since 2000 for the rest of the fiscal year. Inflation slowed at a steady pace but struggled to deliver the last mile to Fed’s 2% target. This, combined with a strong economy, led to a persistent hawkish sentiment in the market and rates moving steadily higher for the first half of the fiscal year. However, a dovish pivot took place in November 2023 which led to a significant turnaround in fixed-income markets. Treasury yields moved sharply lower in anticipation of a faster and more aggressive shift toward monetary policy easing. But as we entered 2024, economic data continued to

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
paint a resilient domestic economy against the backdrop of stubbornly persistent inflation, and the market soured on the thought of the meaningful rate cuts being priced in. Yields have since retraced much of that late 2023 rally and pushed expected policy easing further into the future. The U.S. 2-year Treasury rose by 90 basis points to 5.0% level during the fiscal year, and 5-year Treasury yield experienced an even bigger jump over the same period, ending the fiscal year 108 basis point higher than where it started. The yield curve remained inverted but by a lesser degree as the longer end of the curve moved up more than the shorter end.
Offsetting the loss from rate movements was higher income and tighter credit spreads. Credit assets remained resilient despite the rate volatility. U.S. investment grade rated corporate bond spreads compressed by 51 basis points throughout the year and ended the period within the tightest decile since the inception of the Fund in 2018. Securitized assets saw similar level of spread tightening.
The biggest contributors to performance were allocations to Collateralized Loan Obligations ("CLOs") backed by corporate loans, followed by corporate bond holdings – including investment grade and high yield – and leveraged loans. Exposure to asset-backed securities backed by equipment aided performance as well. Conversely, allocations to safer fixed-income securities, including short-term and intermediate-term Treasury bonds, detracted from performance as they were hurt by higher interest rates.
Going forward, we believe the Fund appears to be well positioned following a reset of interest rates, which bolsters the long-term outlook for fixed-income assets. The Fund has been extending duration to take advantage of the higher rates in 2024, and has been dialing credit risk down as spreads narrowed. In addition, we have been adding to cash to take advantage of the high cash rate while building up dry powder and a source of liquidity. Overall, we believe the Fund is well positioned to continue delivering strong performance over the long run.
Richard M. Williamson, CFA, CIPM®, Head of Investments, Mutual Funds, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadviser:
First Pacific Advisors, LP
Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[3]	5 years[4]	Since Inception[5]
Morningstar Defensive Bond Fund	4.72%	1.90%	2.07%
Bloomberg U.S. Aggregate Bond Index[1]	-1.47%	-0.16%	0.89%
Bloomberg U.S. Aggregate 1-3 Year Index[2]	2.85%	1.19%	1.56%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Defensive Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Bloomberg U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
3Represents performance from May 1, 2023, to April 30, 2024.
4Represents performance from May 1, 2019, to April 30, 2024.
5Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Multisector Bond Fund
General Information
Net Asset Value Per Share	$8.68
Total Net Assets (millions)	$173
Net Expense Ratio(a)	0.80%
Gross Expense Ratio(a)	1.05%
Portfolio Turnover Rate	157%
Number of Issuers	683
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	5.1
Non-USD Exposure(c)(d)(e)	19.3%

Five Largest Issuers (%)(c)(d)(f)
Nota Do Tesouro Nacional	2.4
Government of Indonesia	2.3
Republic of South Africa	2.1
Mexican Bonos Desarollo	1.6
Malaysia Government	1.5

Credit Quality (%)(c)(d)(g)
U.S. Treasury	1.1
AAA	0.1
AA	2.6
A	13.7
BBB	24.6
BB	23.7
B	16.0
CCC	4.1
CC	0.8
C	0.5
Not Rated	7.2
Sector Diversification (%)(c)(d)
Government	32.9
Financials	11.2
Energy	8.6
Communications	7.3
Consumer Discretionary	6.6
Industrials	4.8
Health Care	4.7
Materials	4.1
Utilities	3.9
Technology	3.8
Corporate	2.1
Real Estate	1.9
Consumer Staples	1.6
Mortgage Securities	0.6
Asset Backed Securities	0.3

Region Diversification (%)(c)(d)
United States	46.3
Latin America	15.4
Pacific (excluding Japan)	9.5
Europe (excluding United Kingdom)	9.2
Africa	5.8
Middle East	4.6
Canada	2.0
United Kingdom	1.2
Japan	0.4

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited) (continued)
Morningstar Multisector Bond Fund
Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.79% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Common Stocks, Convertible Preferred Stocks and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Multisector Bond Fund
Investment Objective
Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.
Investment Strategies
In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non- U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.
The Fund invests in investment grade and below investment grade fixed income securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
The Morningstar Multisector Bond Fund gained 5.04% for the fiscal year ending April 30, 2024, underperforming the Fund’s blended benchmark (20% Bloomberg U.S. Corporate Bond Index, 40% Bloomberg U.S. Corporate High Yield Index, 20% J.P. Morgan EMBI Global Diversified Index, and 20% J.P. Morgan GBI-EM Global Diversified Index), which returned 5.81% for the same period.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Inflation continued its retreat from multi-decade highs but struggled to fully reach the Fed's 2% target, prompting the Fed to maintain steady rates after two hikes in the first two months of the fiscal year. The federal funds rate remained at its highest target range in over 23 years for the remainder of the fiscal year. Against this backdrop, the 10-Year U.S. Treasury yield concluded the fiscal year 110 basis points higher than its starting point, with the yield curve remaining inverted despite the long-end moving up more than the short-end over the fiscal year.
On the other hand, inflation in emerging-market countries continued its downward trajectory. Compared to their counterparts in developed markets, emerging market central banks exhibited notably more assertiveness in raising interest rates earlier and to a greater extent in response to inflationary pressures since 2021. Consequently, many emerging market central banks commenced rate cuts ahead of their developed counterparts. Despite the uptick in U.S. yields, the local currency denominated emerging market bond index concluded the fiscal year at a similar level to where it began. However, the absence of price loss and positive carry was largely counteracted by the depreciation of emerging-market currencies, as the U.S. dollar-maintained resilience throughout the fiscal year.
On the credit front, despite increased rate volatility, credit assets demonstrated resilience. U.S. high yield spreads, starting the fiscal year at 452 basis points, gradually narrowed throughout the period, despite a brief widening in the fourth quarter of 2023. By the fiscal year end, they tightened by 150 basis points to 301 basis points. This, coupled with enhanced carry resulting from a higher interest rate environment, culminated in a total return exceeding 9% for the fiscal year ending April 30, 2024. Meanwhile, hard currency emerging market bonds experienced robust performance, although they were more affected by higher interest rate during the fiscal year due to their extended duration profile. While investment-grade corporate bonds managed to secure a positive return for the fiscal year, they notably trailed high yield bonds and hard currency emerging-market bonds, primarily due to their longer duration and limited spread compression throughout the year.
At the Fund level, outperformance from our emerging-market bond subadvisor, TCW Investment Management Company LLC, and our investment-grade corporate bond subadvisor, Voya Investment Management Company, LLC, bolstered relative performance. However, this was tempered by the drag resulting from underweighting high yield corporate bonds. Additionally, underperformance from our high yield subadvisor, Loomis Sayles & Company, L.P., further impacted relative performance.
Looking ahead, we believe the Fund is positioned defensively given where we are in the credit cycle. We maintain a high-yield corporate bond underweight and overweight to higher-quality credit assets. Moreover, our subadvisers place a strong focus on being selective. Overall, we believe the Fund is well positioned as we navigate through the volatile market environment in the coming year.
Richard M. Williamson, CFA, CIPM®, Head of Investments, Mutual Funds, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Loomis, Sayles & Company, L.P.
High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.
TCW Investment Management Company LLC
Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.
Voya Investment Management Company, LLC
U.S. Investment grade corporate bond strategy with opportunistic exposure to high-yield credits.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar Multisector Bond Fund	5.04%	0.66%	1.47%
Morningstar Multisector Bond Blended Index[1]	5.81%	1.72%	2.70%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Multisector Bond Fund
This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 40% Bloomberg U.S. Corporate High Yield Index, 20% J.P. Morgan EMBI Global Diversified Index, 20% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, and 20% Bloomberg U.S. Corporate Bond Index. The Bloomberg U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. The J.P. Morgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Bloomberg U.S. Corporate Bond Index is a broad-based index that measures the investment grade, fixed-rate, taxable, corporate bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Global Opportunistic Equity Fund
General Information
Net Asset Value Per Share	$10.60
Total Net Assets (millions)	$297
Net Expense Ratio(a)	0.89%
Gross Expense Ratio(a)	0.89%
Portfolio Turnover Rate	60%
Number of Companies	222
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$58.76
Price-to-Earnings Ratio(b)	16.87
Countries Represented	20
Emerging Markets(c)(d)	6.0%

Ten Largest Equities (%)(c)(d)(e)
Omnicom Group, Inc.	1.9
National Grid PLC	1.8
H&R Block, Inc.	1.8
CVS Health Corp.	1.8
Nexi SpA	1.8
International Game Technology PLC	1.7
Alphabet, Inc., Class A	1.5
eBay, Inc.	1.3
Henkel A.G. & Co. KGaA	1.3
Severn Trent PLC	1.2
Sector Diversification (%)(c)(d)
Communications	9.9
Financials	6.6
Consumer Discretionary	5.9
Health Care	5.7
Technology	5.7
Utilities	5.6
Industrials	5.2
Consumer Staples	4.2
Energy	3.8
Materials	0.5
Real Estate	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.84% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is the share price relative to its earnings per share. The P/E ratio is sourced from Morningstar Direct.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Global Opportunistic Equity Fund
Investment Objective
Morningstar Global Opportunistic Equity Fund seeks long-term capital appreciation over a full market cycle.
Investment Strategies
In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests predominantly in equities across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics. The Fund will normally invest at least 80% of its assets in equity securities. The Fund invests in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States.
To meet its objective, the Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Investment Commentary
For the fiscal year ending April 30, 2024, the Morningstar Global Opportunistic Equity Fund gained 11.41% and lagged its benchmark's, the Morningstar Global Markets NR Index's, return of 16.98%.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
The fiscal year was marked by a variety of factors that impacted asset returns.  Uncertainty around the direction of the economy, inflation, and central bank policy put pressure on both equities and fixed-income for the first half of this fiscal year.  However, as it became clearer towards the end of 2023 that the Fed would pause their aggressive rate hiking cycle despite economic tailwinds, both bond and equity markets rallied into the end of the calendar year and equities continued that strength into 2024. In addition to these macroeconomic factors, the continued emergence of the artificial intelligence theme drove outsized returns within some of the largest U.S. technology companies.
The Fund trailed its benchmark during the fiscal year. While the Fund benefitted from its opportunistic positions in U.S. Banks, U.S. Communication Services, and European Financials; other positions did not fare as well.  Chinese equities underperformed for the majority of this period, as did overweight positions in defensive equity sectors such as Consumer Staples and Health Care.  The underweight to those strong-performing U.S. technology companies was also a drag on relative returns. Finally, the Fund’s world stock mandate, managed by the Fund’s sole subadviser, Lazard Asset Management, also underperformed.
From a positioning perspective, we took advantage of the volatility in equity markets over the fiscal year to make adjustments in the Fund’s holdings.  We trimmed positions that had performed well and whose reward-for-risk had deteriorated in our view.  That includes positions in Brazilian equities, European Financials, and Germany.  We increased our holdings in other sectors of the equity market that had more attractive valuations including Consumer Staples, U.S. Utilities, and high-quality U.S. companies.
We believe these portfolio changes position the Fund for a variety of environments moving forward. For example, if sentiment turns negative, our increased sizing in defensive sectors will likely provide protection in a drawdown.  However, we still own dedicated positions in places like U.S. regional banks and Chinese equities that we believe have the potential to deliver meaningful positive returns.
Richard M. Williamson, CFA, CIPM®, Head of Investments, Mutual Funds, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadviser:
Lazard Asset Management LLC
Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[2]	5 years[3]	Since Inception[4]
Morningstar Global Opportunistic Equity Fund	11.41% [5]	7.22%	7.50%
Morningstar Global Markets NR Index[1]	16.98%	9.05%	9.71%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Opportunistic Equity Fund shares versus the Morningstar Global Markets NR Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Opportunistic Equity Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Opportunistic Equity Fund
This chart does not imply future performance.

1The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. A net total return index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2023, to April 30, 2024.
3Represents performance from May 1, 2019, to April 30, 2024.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
5Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Fund Information (unaudited)
Morningstar Alternatives Fund
General Information
Net Asset Value Per Share	$10.13
Total Net Assets (millions)	$226
Net Expense Ratio(a)	1.36%
Gross Expense Ratio(a)	1.49%
Portfolio Turnover Rate	198%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Allocation Strategy Type (%)(b)
Convertible Arbitrage	27.1
Merger Arbitrage	19.5
Multi-Strategy	40.5
Short-term investments and ETFs	12.9
Region Diversification (%)(c)(d)
United States	71.0
Europe (excluding United Kingdom)	2.9
Canada	1.1
Pacific (excluding Japan)	0.8
Middle East	0.6
Japan	0.5
United Kingdom	0.5
Latin America	0.3
Africa	0.3

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2023, as amended to date. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.16% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Total Investments excluding derivatives.
(c) Percentages shown are based on Net Assets.
(d) Excludes Other.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited)
Morningstar Alternatives Fund
Investment Objective
Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.
Investment Strategies
In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including those described below. The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets. The Fund may use quantitative models to evaluate and select debt securities based on certain shared characteristics as determined by the Fund’s sub-adviser.
In particular, the Fund has the latitude to invest in the following alternative strategies:
Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.
Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.
Merger Arbitrage—Seeks to profit from the successful completion of corporate re-organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.
Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.
Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.
Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.
Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.
Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.
Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to-be-announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.
Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre-specified trigger event occurs, and non-convertible preferred stock.
Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.
Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Currency—The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non-U.S. dollar-based assets may be made on a currency hedged or unhedged basis.
To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Investment Commentary
The Morningstar Alternatives Fund returned 7.58% for the fiscal year ending April 30, 2024, outperforming the Fund’s benchmark (the Morningstar U.S. Cash T-Bill TR USD Index), which returned 5.45% for the same period.
Global equities delivered strong returns during this period, driven by a rally that began in late 2023 and continued into early 2024. Within fixed-income, volatile and rising interest rates hurt rate-sensitive securities such as Treasuries, while areas such as high yield delivered positive returns due to ever-tightening credit spreads. Amidst this backdrop, the Fund generated positive returns with minimal volatility—a testament to its diversifying properties relative to traditional assets.
The Fund continues to feature allocations to three main sub-strategies: convertible arbitrage, merger arbitrage, and systematic multi-strategy, which is a combination of approaches featuring global macro, long-short equity, and long-only directional asset allocation. All three sub-strategies delivered positive returns over the fiscal year ended April 30, 2024. BlackRock Financial Management, the Fund’s systematic multi-strategy manager, generated positive returns as carry, securitized credit, spread compression, and directional equity risk buoyed its directional asset allocation sleeve while dispersion within equities aided its defensive equity long/short sleeve. Water Island Capital, the Fund’s merger arbitrage manager, delivered positive returns despite a challenging environment for mergers and acquisitions. Most of its returns were generated in the final months of 2023 as several key deals closed. SSI Investment Management, the Fund’s convertible arbitrage manager, generated above-cash returns through income and price appreciation on the convertible bonds it holds, along with volatility monetization (returns derived from the dynamic hedging and re-hedging of the equities underlying the portfolio’s convertible bond positions).

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Derivatives had a modest effect on Fund performance. Within the Fund’s merger arbitrage sleeve, derivatives used to implement portfolio-level and deal-level hedges had a positive contribution to performance. The Fund’s convertible arbitrage sleeve did not use derivatives over the year, either in a call writing capacity or to hedge interest rates or credit spreads. Lastly, derivatives did not have a material impact on the Fund’s systematic multi-strategy sleeve.
We are constructive about the Fund’s return prospects on a go-forward basis. We believe higher interest rates may enhance the return profile of the Fund’s sub-strategies and the Fund’s managers continue to find opportunities to deploy capital at attractive rates of return.
Richard M. Williamson, CFA, CIPM®, Head of Investments, Mutual Funds, Morningstar Investment Management LLC
Michael J. Budzinski, Associate Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
BlackRock Financial Management, Inc.
Seeks to deliver equity upside participation, balanced returns through defensive alpha, macro, and diversified fixed income exposure. The systematic, credit-oriented approach can offer downside protection.
SSI Investment Management LLC
Seeks to generate cash-plus returns with bond-like volatility through an unlevered convertible arbitrage strategy.
Water Island Capital, LLC
Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets through a merger arbitrage strategy.

Morningstar Funds Trust    April 30, 2024

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Performance at a glance
Average Total Returns as of 04/30/24	1 year[3]	5 years[4]	Since Inception[5]
Morningstar Alternatives Fund	7.58%	3.55%	3.46%
Bloomberg U.S. Aggregate Bond Index[1]	-1.47%	-0.16%	0.89%
Morningstar U.S. Cash T-Bill TR USD[2]	5.45%	2.08%	2.11%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Alternatives Fund shares versus the Bloomberg U.S. Aggregate Bond Index ("the Index") from its inception (November 2, 2018) to April 30, 2024 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Alternatives Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Morningstar U.S. Cash T-Bill TR USD index measures the performance of a 13-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
3Represents performance from May 1, 2023, to April 30, 2024.
4Represents performance from May 1, 2019, to April 30, 2024.
5Inception Date is November 2, 2018. Returns are annualized for periods greater than one year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar U.S. Equity Fund
	Number of Shares	Value
Common Stocks – 87.9%
Advertising & Marketing – 0.0%(a)
Interpublic Group of Cos. (The), Inc.	4,710	$ 143,372
Omnicom Group, Inc.	2,157	200,256
		343,628
Aerospace & Defense – 2.8%
AAR Corp.*	14,791	1,022,650
Boeing (The) Co.*	31,872	5,349,396
General Dynamics Corp.	31,654	9,087,547
Kratos Defense & Security Solutions, Inc.*	44,361	790,513
L3Harris Technologies, Inc.	12,582	2,693,177
Lockheed Martin Corp.	2,130	990,301
Mercury Systems, Inc.*	30,129	849,638
Moog, Inc., Class A	10,389	1,652,578
Northrop Grumman Corp.	16,203	7,858,941
RTX Corp.	138,375	14,047,830
		44,342,571
Apparel & Textile Products – 0.3%
Crocs, Inc.*	205	25,496
Deckers Outdoor Corp.*	206	168,605
NIKE, Inc., Class B	53,755	4,959,436
Ralph Lauren Corp.	704	115,202
Skechers USA, Inc., Class A*	1,657	109,445
Tapestry, Inc.	2,117	84,511
VF Corp.	1,850	23,051
		5,485,746
Asset Management – 1.0%
Ameriprise Financial, Inc.	388	159,774
BlackRock, Inc.	5,690	4,293,902
Charles Schwab (The) Corp.	13,840	1,023,468
Cohen & Steers, Inc.	36,932	2,540,183
Franklin Resources, Inc.	3,387	77,359
Hamilton Lane, Inc., Class A	27,221	3,041,130
Invesco Ltd.	3,741	53,010
KKR & Co., Inc.	38,108	3,546,711
LPL Financial Holdings, Inc.	336	90,428
Stifel Financial Corp.	12,613	1,008,031
T. Rowe Price Group, Inc.	549	60,154
		15,894,150
Automotive – 0.6%
Aptiv PLC*	37,771	2,681,741
Autoliv, Inc. (Sweden)	1,163	139,316
BorgWarner, Inc.	3,424	112,204
Fox Factory Holding Corp.*	19,366	753,725
	Number of Shares	Value
Automotive (Continued)
Gentex Corp.	6,663	$ 228,541
Lear Corp.	11,968	1,506,412
Phinia, Inc.	682	26,598
Tesla, Inc.*	12,200	2,236,016
XPEL, Inc.*	29,006	1,524,265
		9,208,818
Banking – 4.7%
Atlantic Union Bankshares Corp.	46,694	1,483,468
Bank of America Corp.	77,743	2,877,268
Bank OZK(b)	79,647	3,556,239
Banner Corp.	17,297	754,668
BOK Financial Corp.	16,541	1,467,683
Citigroup, Inc.	122,729	7,526,970
Citizens Financial Group, Inc.	42,312	1,443,262
City Holding Co.(b)	15,269	1,542,474
Comerica, Inc.	10,030	503,205
Fifth Third Bancorp	43,473	1,585,026
First Bancorp	46,206	1,405,124
Huntington Bancshares, Inc.	139,001	1,872,344
JPMorgan Chase & Co.	108,315	20,768,318
KeyCorp	79,516	1,152,187
M&T Bank Corp.	14,157	2,044,129
National Bank Holdings Corp., Class A	22,647	741,236
Pinnacle Financial Partners, Inc.	15,456	1,185,475
PNC Financial Services Group (The), Inc.	40,591	6,220,977
Regions Financial Corp.	51,131	985,294
Renasant Corp.	53,359	1,550,613
Seacoast Banking Corp. of Florida	63,875	1,473,596
Simmons First National Corp., Class A	42,564	727,419
Triumph Financial, Inc.(b)*	11,048	777,337
Truist Financial Corp.	53,103	1,994,018
U.S. Bancorp	51,861	2,107,112
Veritex Holdings, Inc.	37,625	732,935
Webster Financial Corp.	60,708	2,660,832
Wells Fargo & Co.	62,537	3,709,695
		74,848,904
Beverages – 1.3%
Brown-Forman Corp., Class B	3,240	155,034
Coca-Cola (The) Co.	20,330	1,255,784
Constellation Brands, Inc., Class A	2,639	668,881

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Beverages (Continued)
Diageo PLC (United Kingdom)	129,992	$ 4,492,482
Duckhorn Portfolio (The), Inc.(b)*	91,002	770,787
Keurig Dr. Pepper, Inc.	31,543	1,062,999
Monster Beverage Corp.*	115,620	6,179,889
PepsiCo, Inc.	36,063	6,343,842
		20,929,698
Biotechnology & Pharmaceuticals – 2.9%
AbbVie, Inc.	33,431	5,437,218
Amgen, Inc.	3,650	999,881
Biogen, Inc.*	1,865	400,639
Bristol-Myers Squibb Co.	14,606	641,788
Certara, Inc.*	87,607	1,498,956
Eli Lilly & Co.	9,200	7,186,120
Exelixis, Inc.*	6,771	158,848
Gilead Sciences, Inc.	10,200	665,040
Intra-Cellular Therapies, Inc.*	19,503	1,400,510
Johnson & Johnson	52,210	7,549,044
Merck & Co., Inc.	44,041	5,690,978
Pfizer, Inc.	223,512	5,726,377
Prestige Consumer Healthcare, Inc.*	23,346	1,675,309
Regeneron Pharmaceuticals, Inc.*	706	628,806
Roche Holding A.G. (Genusschein)	3,869	927,067
United Therapeutics Corp.*	550	128,881
Zoetis, Inc.	37,240	5,930,098
		46,645,560
Cable & Satellite – 0.7%
Charter Communications, Inc., Class A(b)*	571	146,142
Comcast Corp., Class A	308,787	11,767,872
Sirius XM Holdings, Inc.(b)	33,005	97,035
		12,011,049
Chemicals – 2.1%
Albemarle Corp.	217	26,107
Ashland Global Holdings, Inc.	50,142	4,780,037
Axalta Coating Systems Ltd.*	3,367	105,858
Balchem Corp.	21,218	2,999,801
CF Industries Holdings, Inc.	1,265	99,897
Corteva, Inc.	38,062	2,060,296
DuPont de Nemours, Inc.	68,897	4,995,032
Eastman Chemical Co.	1,137	107,378
Ecovyst, Inc.*	73,657	694,586
	Number of Shares	Value
Chemicals (Continued)
Hawkins, Inc.	11,789	$ 893,253
Innospec, Inc.	29,360	3,523,200
LyondellBasell Industries N.V., Class A	1,290	128,961
PPG Industries, Inc.	18,930	2,441,970
Sherwin-Williams (The) Co.	30,637	9,179,152
Stepan Co.	17,822	1,479,048
Westlake Corp.	648	95,489
		33,610,065
Commercial Support Services – 0.4%
Casella Waste Systems, Inc., Class A*	17,554	1,586,881
Insperity, Inc.	14,611	1,503,910
Legalzoom.com, Inc.*	118,516	1,416,266
Robert Half, Inc.	1,640	113,390
Waste Management, Inc.	6,138	1,276,827
		5,897,274
Construction Materials – 0.2%
Owens Corning	882	148,361
Trex Co., Inc.*	31,430	2,783,127
		2,931,488
Containers & Packaging – 0.1%
AptarGroup, Inc.	1,984	286,450
Berry Global Group, Inc.	2,395	135,653
Crown Holdings, Inc.	1,116	91,590
Graphic Packaging Holding Co.	6,408	165,647
International Paper Co.	3,300	115,302
Packaging Corp. of America	1,067	184,570
Sealed Air Corp.	2,575	81,061
Westrock Co.	3,069	147,189
		1,207,462
Diversified Industrials – 1.1%
3M Co.	5,011	483,611
Dover Corp.	1,246	223,408
Emerson Electric Co.	6,380	687,636
Honeywell International, Inc.	35,104	6,765,594
Illinois Tool Works, Inc.	18,527	4,522,626
Parker-Hannifin Corp.	9,569	5,214,244
		17,897,119
E-Commerce Discretionary – 3.0%
Amazon.com, Inc.*	275,268	48,171,900
eBay, Inc.	2,067	106,533
Etsy, Inc.*	302	20,738
		48,299,171

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Electric Utilities – 2.6%
Ameren Corp.	2,500	$ 184,675
American Electric Power Co., Inc.	25,358	2,181,549
Avista Corp.	42,638	1,534,115
CMS Energy Corp.	3,618	219,287
Consolidated Edison, Inc.	2,764	260,922
Dominion Energy, Inc.	113,678	5,795,304
DTE Energy Co.	2,055	226,708
Duke Energy Corp.	77,166	7,582,331
Evergy, Inc.(b)	3,666	192,282
Eversource Energy	2,505	151,853
Exelon Corp.	69,935	2,628,157
NextEra Energy, Inc.	66,991	4,486,387
Northwestern Energy Group, Inc.	31,916	1,609,843
NRG Energy, Inc.	2,294	166,705
OGE Energy Corp.	6,197	214,726
PG&E Corp.	221,672	3,792,808
Southern (The) Co.	103,397	7,599,680
Xcel Energy, Inc.	47,669	2,561,255
		41,388,587
Electrical Equipment – 2.0%
A.O. Smith Corp.	1,370	113,491
Allegion PLC	1,029	125,085
AMETEK, Inc.	1,593	278,233
Amphenol Corp., Class A	7,781	939,711
Carrier Global Corp.	6,195	380,931
Eaton Corp. PLC	50,804	16,168,881
Generac Holdings, Inc.*	1,014	137,863
Hubbell, Inc.	384	142,280
Johnson Controls International PLC	60,451	3,933,547
Lennox International, Inc.	285	132,075
Novanta, Inc.*	15,918	2,491,167
Otis Worldwide Corp.	13,560	1,236,672
Rockwell Automation, Inc.	407	110,281
Sensata Technologies Holding PLC	42,648	1,633,845
TE Connectivity Ltd.	1,161	164,258
Trane Technologies PLC	13,332	4,230,777
		32,219,097
Engineering & Construction – 0.0%(a)
EMCOR Group, Inc.	742	265,020
Entertainment Content – 0.6%
Electronic Arts, Inc.	11,841	1,501,676
Paramount Global, Class B	1,915	21,812
Walt Disney (The) Co.	68,021	7,557,133
		9,080,621
	Number of Shares	Value
Food – 1.7%
BellRing Brands, Inc.*	39,917	$ 2,202,221
Campbell Soup Co.	4,396	200,941
Conagra Brands, Inc.	8,157	251,073
General Mills, Inc.	9,439	665,072
Hershey (The) Co.	3,594	696,949
Ingredion, Inc.	1,919	219,898
J&J Snack Foods Corp.	11,978	1,644,460
J.M. Smucker (The) Co.	1,934	222,120
Kellanova	4,038	233,639
Lamb Weston Holdings, Inc.	1,783	148,595
Lancaster Colony Corp.	18,384	3,507,851
Mondelez International, Inc., Class A	68,681	4,940,911
Nestle S.A.(c)	48,294	4,848,727
Post Holdings, Inc.*	61,608	6,539,689
Tyson Foods, Inc., Class A	4,336	262,978
		26,585,124
Forestry, Paper & Wood Products – 0.1%
Boise Cascade Co.	10,792	1,427,458
Gas & Water Utilities – 0.1%
American Water Works Co., Inc.	1,282	156,814
UGI Corp.	70,913	1,812,537
		1,969,351
Health Care Facilities & Services – 3.6%
Cardinal Health, Inc.	2,248	231,634
Catalent, Inc.*	723	40,379
Charles River Laboratories International, Inc.*	275	62,975
Cigna Group (The)	34,848	12,442,130
CVS Health Corp.	11,828	800,874
DaVita, Inc.*	1,214	168,758
Elevance Health, Inc.	9,742	5,149,426
Encompass Health Corp.	2,345	195,526
Ensign Group (The), Inc.	24,599	2,911,538
HCA Healthcare, Inc.	2,038	631,413
HealthEquity, Inc.*	47,389	3,739,466
Henry Schein, Inc.*	2,345	162,462
Humana, Inc.	7,504	2,266,883
ICON PLC*	6,176	1,839,707
Laboratory Corp. of America Holdings	1,146	230,770
McKesson Corp.	17,868	9,598,868
Medpace Holdings, Inc.*	6,423	2,494,372
PACS Group, Inc.*	19,492	486,715
Patterson Cos., Inc.	59,646	1,519,184
Quest Diagnostics, Inc.	1,995	275,669

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Health Care Facilities & Services (Continued)
Tenet Healthcare Corp.*	679	$ 76,245
UnitedHealth Group, Inc.	24,718	11,956,097
Universal Health Services, Inc., Class B	855	145,718
		57,426,809
Home & Office Products – 0.1%
Arhaus, Inc.	87,229	1,104,319
Tempur Sealy International, Inc.	1,935	96,866
Whirlpool Corp.	746	70,766
		1,271,951
Home Construction – 0.4%
Century Communities, Inc.	19,836	1,573,392
DR Horton, Inc.	973	138,643
Fortune Brands Innovations, Inc.	12,353	903,004
Lennar Corp., Class A	1,007	152,681
Masco Corp.	1,732	118,555
Mohawk Industries, Inc.*	515	59,390
NVR, Inc.*	391	2,908,590
PulteGroup, Inc.	1,319	146,963
Toll Brothers, Inc.	1,651	196,651
		6,197,869
Household Products – 1.1%
Central Garden & Pet Co., Class A*	22,468	796,041
Clorox (The) Co.	990	146,391
Colgate-Palmolive Co.	12,705	1,167,844
Estee Lauder (The) Cos., Inc., Class A	35,400	5,193,534
Kenvue, Inc.	192,629	3,625,278
Kimberly-Clark Corp.	29,873	4,078,561
Reckitt Benckiser Group PLC (United Kingdom)	38,590	2,157,451
		17,165,100
Industrial Intermediate Products – 0.3%
AZZ, Inc.	15,739	1,127,384
RBC Bearings, Inc.(b)*	14,807	3,621,052
		4,748,436
Industrial Support Services – 1.3%
Fastenal Co.	3,021	205,247
Ferguson PLC	9,286	1,949,131
SiteOne Landscape Supply, Inc.*	6,467	1,014,607
United Rentals, Inc.	201	134,266
W.W. Grainger, Inc.	11,099	10,226,064
	Number of Shares	Value
Industrial Support Services (Continued)
Watsco, Inc.	251	$ 112,378
WESCO International, Inc.(b)	46,195	7,056,286
		20,697,979
Institutional Financial Services – 1.9%
Bank of New York Mellon (The) Corp.	27,039	1,527,433
CME Group, Inc.	4,716	988,662
Goldman Sachs Group (The), Inc.	5,442	2,322,156
Intercontinental Exchange, Inc.	29,413	3,787,218
Moelis & Co., Class A	53,237	2,612,872
Morgan Stanley	101,659	9,234,704
Nasdaq, Inc.	96,105	5,751,884
Northern Trust Corp.	14,544	1,198,280
Perella Weinberg Partners	50,340	751,073
Piper Sandler Cos.	8,036	1,573,368
SEI Investments Co.	3,807	251,072
State Street Corp.	9,617	697,136
		30,695,858
Insurance – 4.2%
Allstate (The) Corp.	20,276	3,448,136
American International Group, Inc.	78,704	5,927,198
AMERISAFE, Inc.	15,437	703,927
Aon PLC, Class A	28,758	8,110,044
BRP Group, Inc., Class A*	57,962	1,544,108
Chubb Ltd.	27,623	6,868,183
Goosehead Insurance, Inc., Class A*	18,612	1,059,209
Hartford Financial Services Group (The), Inc.	23,409	2,268,098
Loews Corp.	10,257	770,813
Marsh & McLennan Cos., Inc.	72,960	14,550,413
Progressive (The) Corp.	64,564	13,445,453
Travelers (The) Cos., Inc.	31,124	6,603,268
Willis Towers Watson PLC	9,454	2,374,278
		67,673,128
Internet Media & Services – 7.8%
Alphabet, Inc., Class A*	334,027	54,372,915
Booking Holdings, Inc.	108	372,819
GoDaddy, Inc., Class A*	10,087	1,234,447
Meta Platforms, Inc., Class A	100,726	43,329,304
Netflix, Inc.*	32,149	17,702,525
Uber Technologies, Inc.*	115,879	7,679,301
VeriSign, Inc.*	991	167,955
		124,859,266

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Leisure Facilities & Services – 1.1%
Chipotle Mexican Grill, Inc.*	144	$ 454,982
Chuy's Holdings, Inc.*	24,264	714,817
Domino's Pizza, Inc.	304	160,898
Marriott International, Inc., Class A	20,939	4,944,326
McDonald's Corp.	4,893	1,335,985
Papa John's International, Inc.	24,053	1,483,830
Red Rock Resorts, Inc., Class A	139,947	7,433,985
TKO Group Holdings, Inc.	793	75,073
Vail Resorts, Inc.	4,288	812,019
Wingstop, Inc.	291	111,974
		17,527,889
Leisure Products – 0.1%
Brunswick Corp.	990	79,834
Hasbro, Inc.	886	54,312
Polaris, Inc.	1,000	85,160
YETI Holdings, Inc.*	27,752	991,301
		1,210,607
Machinery – 1.1%
Alamo Group, Inc.	7,890	1,533,658
Albany International Corp., Class A	4,583	365,494
Caterpillar, Inc.	2,124	710,627
CSW Industrials, Inc.	9,031	2,145,946
Esab Corp.	10,968	1,161,292
Graco, Inc.	1,682	134,896
Helios Technologies, Inc.	25,148	1,134,175
IDEX Corp.	924	203,705
Kadant, Inc.	9,490	2,598,267
Middleby (The) Corp.(b)*	667	92,693
Regal Rexnord Corp.	33,577	5,418,321
Snap-on, Inc.	712	190,788
Stanley Black & Decker, Inc.(b)	748	68,367
Thermon Group Holdings, Inc.*	24,749	790,236
Veralto Corp.	2,278	213,403
Xylem, Inc.	1,206	157,624
		16,919,492
Medical Equipment & Devices – 3.3%
Abbott Laboratories	34,328	3,637,738
Alcon, Inc. (Switzerland)(b)	68,914	5,346,348
Align Technology, Inc.*	92	25,979
Avanos Medical, Inc.*	52,139	942,673
Baxter International, Inc.	1,715	69,235
Boston Scientific Corp.*	64,129	4,608,951
	Number of Shares	Value
Medical Equipment & Devices (Continued)
CONMED Corp.	20,100	$ 1,366,398
Enovis Corp.(b)*	54,683	3,020,142
Envista Holdings Corp.*	45,640	898,195
Inspire Medical Systems, Inc.*	7,043	1,702,012
Intuitive Surgical, Inc.*	23,015	8,529,819
Medtronic PLC	18,297	1,468,151
Merit Medical Systems, Inc.*	22,303	1,652,652
QuidelOrtho Corp.*	620	25,141
Silk Road Medical, Inc.*	31,323	608,919
Solventum Corp.*	1,252	81,393
Stryker Corp.	22,860	7,692,390
Thermo Fisher Scientific, Inc.	18,808	10,696,486
Waters Corp.*	364	112,491
		52,485,113
Metals & Mining – 0.3%
Constellium S.E.*	35,904	706,950
Freeport-McMoRan, Inc.	99,107	4,949,403
		5,656,353
Oil & Gas Producers – 4.8%
Antero Midstream Corp.	88,535	1,225,324
Cheniere Energy, Inc.	33,045	5,215,162
Chevron Corp.	36,325	5,858,133
ConocoPhillips	85,293	10,714,507
Coterra Energy, Inc.	123,690	3,384,158
Diamondback Energy, Inc.	5,603	1,126,931
Enbridge, Inc. (Canada)	154,680	5,500,008
EOG Resources, Inc.	29,346	3,877,487
Equitrans Midstream Corp.	210,260	2,844,818
Kinder Morgan, Inc.(b)	275,955	5,044,457
Northern Oil & Gas, Inc.	35,938	1,465,911
ONEOK, Inc.	69,546	5,502,480
Pembina Pipeline Corp. (Canada)	44,353	1,560,643
Pioneer Natural Resources Co.	25,388	6,837,496
Sitio Royalties Corp., Class A(b)	62,918	1,462,214
SM Energy Co.(b)	30,493	1,478,606
Targa Resources Corp.	23,889	2,724,779
TC Energy Corp. (Canada)	101,172	3,624,598
Texas Pacific Land Corp.	135	77,801
Vital Energy, Inc.(b)*	29,918	1,586,252
Williams (The) Cos., Inc.	133,215	5,110,128
		76,221,893

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Publishing & Broadcasting – 0.1%
Liberty Media Corp.-Liberty Formula One, Class C*	27,911	$ 1,952,933
Nexstar Media Group, Inc.(b)	600	96,036
		2,048,969
Real Estate Investment Trusts – 2.8%
Boston Properties, Inc.	1,391	86,089
Brixmor Property Group, Inc.	7,276	160,800
COPT Defense Properties	68,828	1,649,807
Crown Castle, Inc.	3,334	312,662
CubeSmart	100,518	4,064,948
Douglas Emmett, Inc.	52,905	725,328
Equinix, Inc.	9,629	6,847,278
Extra Space Storage, Inc.	11,489	1,542,743
Four Corners Property Trust, Inc.	67,046	1,572,229
Kimco Realty Corp.	6,749	125,734
Mid-America Apartment Communities, Inc.	22,599	2,937,870
National Storage Affiliates Trust	74,797	2,620,887
NNN REIT, Inc.	6,676	270,578
Plymouth Industrial REIT, Inc.	75,272	1,571,679
PotlatchDeltic Corp.	38,023	1,521,300
Prologis, Inc.	51,534	5,259,045
Public Storage	5,813	1,508,183
Rayonier, Inc.	56,820	1,685,281
Ryman Hospitality Properties, Inc.	25,638	2,704,296
SBA Communications Corp.	10,286	1,914,430
Simon Property Group, Inc.	1,143	160,626
Sunstone Hotel Investors, Inc.	73,412	748,802
UDR, Inc.	65,357	2,488,795
Urban Edge Properties	96,952	1,622,007
		44,101,397
Real Estate Services – 0.1%
Jones Lang LaSalle, Inc.*	8,498	1,535,589
Renewable Energy – 0.0%(a)
Enphase Energy, Inc.*	162	17,619
SolarEdge Technologies, Inc.*	97	5,689
		23,308
Retail - Consumer Staples – 1.1%
Dollar General Corp.	2,494	347,140
Five Below, Inc.*	14,968	2,190,417
Kroger (The) Co.	4,796	265,603
	Number of Shares	Value
Retail - Consumer Staples (Continued)
Ollie's Bargain Outlet Holdings, Inc.*	20,916	$ 1,529,796
Target Corp.	77,957	12,549,518
		16,882,474
Retail - Discretionary – 1.7%
Academy Sports & Outdoors, Inc.	26,635	1,552,820
Advance Auto Parts, Inc.	820	59,844
AutoNation, Inc.*	527	84,926
AutoZone, Inc.*	303	895,789
Avis Budget Group, Inc.	257	24,531
Bath & Body Works, Inc.	943	42,831
Best Buy Co., Inc.	1,072	78,942
Boot Barn Holdings, Inc.(b)*	13,380	1,424,569
Builders FirstSource, Inc.*	543	99,271
CarMax, Inc.*	21,487	1,460,471
Dick's Sporting Goods, Inc.	389	78,166
Floor & Decor Holdings, Inc., Class A(b)*	15,183	1,675,140
Freshpet, Inc.*	16,662	1,767,338
GMS, Inc.*	16,399	1,517,236
Lithia Motors, Inc.	242	61,560
Lowe's Cos., Inc.	36,895	8,411,691
Lululemon Athletica, Inc.*	511	184,267
Mister Car Wash, Inc.(b)*	139,305	931,950
O'Reilly Automotive, Inc.*	893	904,841
Sonic Automotive, Inc. Class A	16,293	942,387
Tractor Suppy Co.	731	199,622
Ulta Beauty, Inc.*	467	189,060
Valvoline, Inc.*	87,039	3,700,898
Williams-Sonoma, Inc.(b)	463	132,779
		26,420,929
Semiconductors – 4.7%
Advanced Micro Devices, Inc.*	1,396	221,099
Analog Devices, Inc.	38,511	7,725,692
Applied Materials, Inc.	1,588	315,456
ASML Holding N.V. (Netherlands)(c)	8,520	7,433,444
Intel Corp.	7,138	217,495
KLA Corp.	9,018	6,216,017
Lam Research Corp.	278	248,646
Nova Ltd. (Israel)(b)*	13,995	2,377,751
NVIDIA Corp.	43,871	37,905,421
NXP Semiconductors N.V. (China)	24,494	6,275,118
QUALCOMM, Inc.	2,051	340,158
Skyworks Solutions, Inc.	672	71,629

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Semiconductors (Continued)
Teradyne, Inc.(b)	757	$ 88,054
Texas Instruments, Inc.	34,714	6,124,244
		75,560,224
Software – 7.4%
Adobe, Inc.*	15,106	6,991,510
Akamai Technologies, Inc.*	1,448	146,147
Atlassian Corp., Class A*	23,780	4,097,294
Check Point Software Technologies Ltd. (Israel)*	9,225	1,378,399
Clearwater Analytics Holdings, Inc., Class A*	144,112	2,274,087
CyberArk Software Ltd.*	6,314	1,510,624
Five9, Inc.(b)*	19,676	1,132,747
Guidewire Software, Inc.*	34,535	3,812,664
Intuit, Inc.	9,200	5,755,704
Microsoft Corp.	141,681	55,160,664
Palo Alto Networks, Inc.*	29,777	8,661,832
Paylocity Holding Corp.*	17,460	2,709,094
PowerSchool Holdings, Inc., Class A(b)*	64,184	1,111,667
Q2 Holdings, Inc.*	35,886	1,844,182
Roper Technologies, Inc.	1,544	789,694
Salesforce, Inc.	32,278	8,680,845
SS&C Technologies Holdings, Inc.	58,088	3,595,066
Verra Mobility Corp.*	65,221	1,537,911
Workday, Inc., Class A*	27,360	6,695,813
Zoom Video Communications, Inc., Class A*	565	34,522
		117,920,466
Specialty Finance – 0.9%
American Express Co.	36,204	8,472,822
Capital One Financial Corp.	12,117	1,737,941
Credit Acceptance Corp.*	87	44,694
Mr. Cooper Group, Inc.*	44,013	3,397,804
Synchrony Financial	2,153	94,689
		13,747,950
Steel – 0.0%(a)
Cleveland-Cliffs, Inc.*	2,461	41,591
Nucor Corp.	445	74,996
		116,587
Technology Hardware – 2.9%
Apple, Inc.	210,795	35,904,712
Arista Networks, Inc.*	1,882	482,846
Arrow Electronics, Inc.*	9,863	1,259,209
Ciena Corp.*	55,662	2,573,254
Cisco Systems, Inc.	15,241	716,022
F5, Inc.*	914	151,093
	Number of Shares	Value
Technology Hardware (Continued)
Fabrinet (Thailand)*	11,365	$ 1,966,941
Garmin Ltd.	1,633	235,919
Hewlett Packard Enterprise Co.	9,009	153,153
HP, Inc.	3,972	111,573
Juniper Networks, Inc.	5,908	205,717
NetApp, Inc.	1,853	189,395
Seagate Technology Holdings PLC	1,057	90,807
TD SYNNEX Corp.	1,509	177,821
Viavi Solutions, Inc.*	183,374	1,448,655
		45,667,117
Technology Services – 3.4%
Accenture PLC, Class A	22,836	6,871,581
Amdocs Ltd.	3,126	262,553
Automatic Data Processing, Inc.	2,720	657,941
Booz Allen Hamilton Holding Corp.	2,432	359,134
CDW Corp.	655	158,418
Cognizant Technology Solutions Corp., Class A	1,433	94,119
Corpay, Inc.*	400	120,856
Equifax, Inc.	13,731	3,023,429
FactSet Research Systems, Inc.	399	166,339
Fidelity National Information Services, Inc.	29,051	1,973,144
Globant S.A.*	13,997	2,499,724
ICF International, Inc.	8,324	1,201,070
Jack Henry & Associates, Inc.	633	102,983
MarketAxess Holdings, Inc.	10,133	2,027,512
Mastercard, Inc., Class A	1,951	880,291
Moody's Corp.	930	344,407
Open Lending Corp.*	110,854	565,355
Paychex, Inc.	1,413	167,879
PayPal Holdings, Inc.*	96,209	6,534,515
S&P Global, Inc.	15,728	6,540,174
Shift4 Payments, Inc., Class A(b)*	35,473	2,052,468
Verisk Analytics, Inc.	716	156,059
Visa, Inc., Class A(b)	67,448	18,117,207
		54,877,158
Telecommunications – 0.7%
AT&T, Inc.	28,393	479,558
Cogent Communications Holdings, Inc.	12,384	794,805

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Telecommunications (Continued)
T-Mobile U.S., Inc.	16,593	$ 2,724,073
Verizon Communications, Inc.	191,403	7,558,504
		11,556,940
Tobacco & Cannabis – 0.1%
Altria Group, Inc.	22,595	989,887
Transportation & Logistics – 1.7%
Alaska Air Group, Inc.*	39,255	1,688,750
Allegiant Travel Co.	18,746	1,022,782
ArcBest Corp.	12,269	1,360,755
C.H. Robinson Worldwide, Inc.	1,081	76,751
Canadian National Railway Co. (Canada)(b)	17,346	2,106,498
CSX Corp.	16,007	531,752
Expeditors International of Washington, Inc.	936	104,186
FedEx Corp.	1,546	404,712
JB Hunt Transport Services, Inc.	579	94,128
Knight-Swift Transportation Holdings, Inc.	1,507	69,669
Landstar System, Inc.	895	156,097
Norfolk Southern Corp.	2,290	527,433
Old Dominion Freight Line, Inc.	1,460	265,297
Saia, Inc.*	3,617	1,435,334
Union Pacific Corp.	59,332	14,071,177
United Parcel Service, Inc., Class B	26,984	3,979,600
		27,894,921
Transportation Equipment – 0.3%
Blue Bird Corp.*	47,541	1,566,714
Cummins, Inc.	817	230,794
PACCAR, Inc.	32,830	3,483,591
		5,281,099
Wholesale - Consumer Staples – 0.1%
Sysco Corp.	19,966	1,483,873
Wholesale - Discretionary – 0.2%
Pool Corp.	7,845	2,844,048
Total Common Stocks (Cost $1,100,643,937)		1,402,198,640

Master Limited Partnerships – 0.9%
Oil & Gas Producers – 0.9%
Energy Transfer L.P.	250,633	3,942,457
	Number of Shares	Value
Oil & Gas Producers (Continued)
Enterprise Products Partners L.P.	196,313	$ 5,512,469
MPLX L.P.	49,876	2,084,817
Plains All American Pipeline L.P.	134,090	2,310,371
Total Master Limited Partnerships (Cost $10,707,401)		13,850,114

Investment Companies – 9.7%
Utilities Select Sector SPDR® Fund ETF(b)	242,732	16,199,934
Vanguard Consumer Staples ETF	374,724	75,244,579
Vanguard Health Care ETF(b)	245,136	62,764,621
Total Investment Companies (Cost $145,901,480)		154,209,134

	Par (d)/Number of Shares
Short-Term Investments – 2.6%
Money Market Funds – 2.5%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(e)	27,025,763	27,025,763
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 5.37%(e)(f)	12,764,842	12,764,842
		39,790,605
U.S. Government Agencies – 0.1%(g)
Federal Home Loan Bank Discount Notes, 0.00%, 5/1/24(h)	$ 1,963,000	1,962,712
Total Short-Term Investments (Cost $41,753,605)		41,753,317
Total Investments – 101.1% (Cost $1,299,006,423)		1,612,011,205
Liabilities less Other Assets – (1.1)%		(17,050,653)
NET ASSETS – 100.0%		$1,594,960,552

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Amount rounds to less than 0.05%.
(b)	Security either partially or fully on loan. (See Note 7).
(c)	Security sold outside United States without registration under the Securities Act of 1933.
(d)	Par value is in USD unless otherwise indicated.
(e)	7-day current yield as of April 30, 2024 is disclosed.
(f)	Security purchased with the cash proceeds from securities loaned. (See Note 7).
(g)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(h)	Zero coupon bond.
*	Non-Income Producing Security

Abbreviations:

ETF	Exchange-Traded Fund
L.P.	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standards & Poor's
SPDR	Standard & Poor's Depositary Receipt
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$1,389,772,913	$12,425,727	$—	$1,402,198,640
Master Limited Partnerships	13,850,114	—	—	13,850,114
Investment Companies	154,209,134	—	—	154,209,134
Short-Term Investments	39,790,605	1,962,712	—	41,753,317
Total Investments	$1,597,622,766	$14,388,439	$—	$1,612,011,205
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar International Equity Fund
	Number of Shares	Value
Common Stocks – 95.4%
Advertising & Marketing – 0.8%
Dentsu Group, Inc. (Japan)	14,394	$ 389,403
Publicis Groupe S.A. (France)	14,378	1,586,566
WPP PLC (United Kingdom)	434,446	4,354,524
		6,330,493
Aerospace & Defense – 0.3%
Airbus S.E. (France)	5,600	921,524
BAE Systems PLC (United Kingdom)	61,281	1,019,239
Rolls-Royce Holdings PLC (United Kingdom)*	82,025	420,626
		2,361,389
Apparel & Textile Products – 1.5%
adidas A.G. (Germany)	11,982	2,887,460
Cie Financiere Richemont S.A., Class A (Switzerland)(a)	10,224	1,413,233
Kering S.A. (France)	15,110	5,295,589
Swatch Group (The) A.G. (Bearer) (Switzerland)	10,713	2,250,922
Titan Co. Ltd. (India)	7,607	326,396
		12,173,600
Asset Management – 1.3%
3i Group PLC (United Kingdom)	7,026	251,021
EXOR N.V. (Netherlands)	30,951	3,379,091
HDFC Asset Management Co. Ltd. (India)(b)	12,472	581,432
Sanlam Ltd. (South Africa)	324,427	1,173,576
Schroders PLC (United Kingdom)	803,424	3,522,278
St. James's Place PLC (United Kingdom)	24,181	130,851
XP, Inc., Class A (Brazil)	85,929	1,758,967
		10,797,216
Automotive – 4.0%
Bayerische Motoren Werke A.G. (Germany)	39,355	4,287,701
Bridgestone Corp. (Japan)	37,800	1,668,001
Continental A.G. (Germany)	76,675	4,969,403
Denso Corp. (Japan)	41,600	708,994
Fuyao Glass Industry Group Co. Ltd., Class A (China)	169,200	1,161,364
Honda Motor Co. Ltd. (Japan)	204,400	2,325,578
	Number of Shares	Value
Automotive (Continued)
Huayu Automotive Systems Co. Ltd., Class A (China)	336,000	$ 761,583
Hyundai Mobis Co. Ltd. (South Korea)	8,657	1,416,279
Kia Corp. (South Korea)	6,789	575,182
Li Auto, Inc. ADR (China)(c)*	15,454	406,131
Mercedes-Benz Group A.G. (Germany)	74,890	5,664,745
Nissan Motor Co. Ltd. (Japan)	184,976	676,957
Stanley Electric Co. Ltd. (Japan)	46,800	828,219
Sumitomo Electric Industries Ltd. (Japan)	26,900	415,775
Toyota Motor Corp. (Japan)	216,700	4,942,623
Valeo S.E. (France)	120,938	1,532,708
		32,341,243
Banking – 11.6%
Al Rajhi Bank (Saudi Arabia)	22,408	476,602
Axis Bank Ltd. (India)	225,191	3,143,238
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	558,852	6,043,409
Banco do Brasil S.A. (Brazil)	364,700	1,930,748
Bank Central Asia Tbk PT (Indonesia)	1,976,600	1,188,499
Bank for Foreign Trade of Vietnam JSC (Vietnam)*	158,200	568,347
Bank Mandiri Persero Tbk PT (Indonesia)	5,024,600	2,123,784
Barclays PLC (United Kingdom)	290,611	732,716
BDO Unibank, Inc. (Philippines)	267,234	685,565
BNP Paribas S.A. (France)	118,598	8,534,533
Capitec Bank Holdings Ltd. (South Africa)	1,812	224,258
China Construction Bank Corp., Class H (China)	3,770,000	2,439,156
China Merchants Bank Co. Ltd., Class H (China)	266,613	1,154,663
Commercial International Bank - Egypt (CIB) GDR (Egypt)(a)	379,340	562,182
Credicorp Ltd. (Peru)	21,991	3,641,929
DBS Group Holdings Ltd. (Singapore)	283,087	7,206,666
First Abu Dhabi Bank PJSC (United Arab Emirates)	108,439	368,461

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Banking (Continued)
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	159,412	$ 1,581,208
HDFC Bank Ltd. (India)	67,376	1,223,588
HDFC Bank Ltd. ADR (India)	60,180	3,466,368
HSBC Holdings PLC (United Kingdom)	348,521	3,020,964
ICICI Bank Ltd. (India)	94,668	1,304,426
ICICI Bank Ltd. ADR (India)	114,807	3,160,637
Intesa Sanpaolo S.p.A. (Italy)	1,408,839	5,273,290
Kasikornbank PCL (Thailand)(a)	199,400	702,151
KB Financial Group, Inc. (South Korea)	28,940	1,569,617
Kotak Mahindra Bank Ltd. (India)	47,540	923,959
Lloyds Banking Group PLC (United Kingdom)	13,055,982	8,426,115
Mitsubishi UFJ Financial Group, Inc. (Japan)	119,200	1,187,394
Mizuho Financial Group, Inc. (Japan)	21,800	421,375
National Bank of Greece S.A. (Greece)*	116,251	937,917
NatWest Group PLC (United Kingdom)	146,191	551,781
Nedbank Group Ltd. (South Africa)	109,118	1,326,784
OTP Bank Nyrt. (Hungary)	53,625	2,657,959
Qatar National Bank QPSC (Qatar)	201,676	767,838
Resona Holdings, Inc. (Japan)	73,000	461,634
Saudi Awwal Bank (Saudi Arabia)	35,647	386,838
Saudi National Bank (The) (Saudi Arabia)	118,711	1,188,352
Sberbank of Russia PJSC (Russia)(d)	405,212	—
Shinhan Financial Group Co. Ltd. (South Korea)	41,995	1,410,919
Skandinaviska Enskilda Banken AB, Class A (Sweden)	451,166	5,908,663
Standard Bank Group Ltd. (South Africa)	115,680	1,086,324
Standard Chartered PLC (United Kingdom)	62,271	535,004
Sumitomo Mitsui Financial Group, Inc. (Japan)	36,300	2,061,978
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	59,600	1,253,080
		93,820,919
	Number of Shares	Value
Beverages – 2.4%
Ambev S.A. ADR (Brazil)*	890,016	$ 2,064,837
Anheuser-Busch InBev S.A./N.V. (Belgium)	41,800	2,498,545
Asahi Group Holdings Ltd. (Japan)	10,500	359,194
Becle S.A.B. de C.V. (Mexico)	176,600	358,751
Budweiser Brewing Co. APAC Ltd. (China)(b)	273,800	380,908
Diageo PLC (United Kingdom)	48,488	1,675,730
Eastroc Beverage Group Co. Ltd., Class A (China)	1,300	38,216
Eastroc Beverage Group Co. Ltd., Class A (Shanghai Stock Exchange) (China)	4,600	135,000
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	51,440	6,052,430
Kirin Holdings Co. Ltd. (Japan)	78,000	1,138,613
Kweichow Moutai Co. Ltd., Class A (China)	1,600	374,494
Nongfu Spring Co. Ltd., Class H (China)(b)	75,400	442,969
Tingyi Cayman Islands Holding Corp. (China)	1,002,000	1,105,905
Wuliangye Yibin Co. Ltd., Class A (China)	118,000	2,436,138
		19,061,730
Biotechnology & Pharmaceuticals – 5.0%
Astellas Pharma, Inc. (Japan)	61,400	589,311
AstraZeneca PLC (United Kingdom)	29,881	4,519,470
Bayer A.G. (Germany)(a)	244,030	7,118,519
BioNTech S.E. ADR (Germany)*	30,095	2,673,038
China Medical System Holdings Ltd. (China)	698,000	623,209
Chugai Pharmaceutical Co. Ltd. (Japan)	195,100	6,204,935
Daiichi Sankyo Co. Ltd. (Japan)	35,900	1,208,312
Genmab A/S (Denmark)*	9,271	2,573,909
GSK PLC	84,608	1,755,355
Hypera S.A. (Brazil)*	58,340	332,450
Novartis A.G. (Switzerland)(a)	20,700	2,009,091
Ono Pharmaceutical Co. Ltd. (Japan)	22,500	324,076

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Biotechnology & Pharmaceuticals (Continued)
Roche Holding A.G. (Genusschein)	27,579	$ 6,608,321
Shionogi & Co. Ltd. (Japan)	55,300	2,582,553
Takeda Pharmaceutical Co. Ltd. (Japan)	49,000	1,287,822
		40,410,371
Cable & Satellite – 0.2%
Liberty Global Ltd., Class A (Belgium)*	111,499	1,772,277
Chemicals – 2.7%
Air Liquide S.A. (France)	14,847	2,903,756
Akzo Nobel N.V. (Netherlands)	35,500	2,342,359
Asian Paints Ltd. (India)	16,493	567,325
Brenntag S.E. (Germany)	28,900	2,306,319
LG Chem Ltd. (South Korea)	2,251	646,821
Linde PLC	8,756	3,861,046
Nitto Denko Corp. (Japan)	8,700	719,365
Novonesis (Novozymes), Class B (Denmark)	33,924	1,878,601
Saudi Basic Industries Corp. (Saudi Arabia)	27,182	612,419
Shin-Etsu Chemical Co. Ltd. (Japan)	44,700	1,730,290
Symrise A.G. (Germany)	26,475	2,837,898
Toray Industries, Inc. (Japan)	91,000	415,936
UPL Ltd. (India)	146,996	892,122
		21,714,257
Commercial Support Services – 1.8%
Bidvest Group (The) Ltd. (South Africa)	84,902	1,110,780
Brambles Ltd. (Australia)	89,900	845,748
Compass Group PLC (United Kingdom)	82,461	2,293,548
Edenred S.E. (France)	66,900	3,174,530
Eurofins Scientific S.E. (France)	48,735	2,986,907
Recruit Holdings Co. Ltd. (Japan)	77,300	3,329,107
Rentokil Initial PLC (United Kingdom)	61,592	310,915
Secom Co. Ltd. (Japan)	11,000	764,088
		14,815,623
Construction Materials – 0.4%
Anhui Conch Cement Co. Ltd., Class H (China)	411,000	953,547
	Number of Shares	Value
Construction Materials (Continued)
CRH PLC	6,654	$ 515,291
Holcim A.G.*	24,715	2,068,838
		3,537,676
Consumer Services – 0.1%
New Oriental Education & Technology Group, Inc. ADR (China)*	9,400	724,740
Containers & Packaging – 0.2%
Klabin S.A. (Brazil)	97,809	433,233
Smurfit Kappa Group PLC (Ireland)(c)	22,000	953,251
		1,386,484
Diversified Industrials – 1.1%
Alfa Laval AB (Sweden)	106,437	4,531,529
Hitachi Ltd. (Japan)	13,300	1,227,067
Siemens A.G. (Germany)(a)	17,057	3,195,349
		8,953,945
E-Commerce Discretionary – 2.7%
Alibaba Group Holding Ltd. (China)	1,036,200	9,702,008
Alibaba Group Holding Ltd. ADR (China)	30,820	2,306,877
JD.com, Inc. ADR (China)	40,927	1,182,381
JD.com, Inc., Class A (China)	193,650	2,790,181
MercadoLibre, Inc. (Brazil)*	2,401	3,502,339
PDD Holdings, Inc. ADR (China)*	20,368	2,549,666
		22,033,452
Electric Utilities – 0.3%
Chubu Electric Power Co., Inc. (Japan)	31,681	406,656
Engie Brasil Energia S.A. (Brazil)	79,100	624,409
National Grid PLC (United Kingdom)	64,599	847,356
SSE PLC (United Kingdom)	17,453	362,785
		2,241,206
Electrical Equipment – 1.6%
Assa Abloy AB, Class B (Sweden)	98,915	2,613,475
Daikin Industries Ltd. (Japan)	6,900	941,790
Mitsubishi Electric Corp. (Japan)	95,100	1,657,586
Schindler Holding A.G. (Switzerland)	4,430	1,104,206

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Electrical Equipment (Continued)
Schneider Electric S.E.	27,116	$ 6,182,809
Voltas Ltd. (India)	39,505	696,719
		13,196,585
Engineering & Construction – 0.3%
Indus Towers Ltd. (India)*	486,623	2,059,520
Larsen & Toubro Ltd. (India)	9,077	390,183
		2,449,703
Entertainment Content – 0.4%
NetEase, Inc. (China)	74,700	1,400,225
NetEase, Inc. ADR (China)	14,576	1,362,419
Nexon Co. Ltd. (Japan)	22,300	347,687
Square Enix Holdings Co. Ltd. (Japan)	8,300	300,021
		3,410,352
Food – 1.0%
Chacha Food Co. Ltd., Class A (China)	49,400	254,676
Danone S.A. (France)	42,900	2,684,996
Gruma S.A.B. de C.V., Class B (Mexico)	33,783	662,635
MEIJI Holdings Co. Ltd. (Japan)	40,900	915,112
Nestle S.A. ADR	23,880	2,402,328
Want Want China Holdings Ltd. (China)	1,030,000	588,556
Yamazaki Baking Co. Ltd. (Japan)	17,000	411,458
		7,919,761
Gas & Water Utilities – 0.4%
ENN Energy Holdings Ltd. (China)	204,800	1,744,976
ENN Natural Gas Co. Ltd., Class A (China)	253,776	631,184
Osaka Gas Co. Ltd. (Japan)	19,800	440,271
Severn Trent PLC (United Kingdom)	8,494	261,821
		3,078,252
Health Care Facilities & Services – 1.8%
Alfresa Holdings Corp. (Japan)	24,000	355,668
Bangkok Dusit Medical Services PCL NVDR (Thailand)	502,600	392,471
Bumrungrad Hospital PCL (Thailand)(a)	60,300	398,637
Fresenius Medical Care A.G. (Germany)	146,151	6,153,354
Fresenius S.E. & Co. KGaA (Germany)	167,200	4,989,311
	Number of Shares	Value
Health Care Facilities & Services (Continued)
Life Healthcare Group Holdings Ltd. (South Africa)	957,034	$ 547,131
Sinopharm Group Co. Ltd., Class H (China)	569,523	1,438,252
		14,274,824
Home & Office Products – 0.8%
Coway Co. Ltd. (South Korea)	16,737	670,592
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	230,700	1,336,099
Haier Smart Home Co. Ltd., Class A (China)	862,300	3,581,212
Midea Group Co. Ltd., Class A (China)	121,100	1,162,688
		6,750,591
Home Construction – 0.1%
Berkeley Group Holdings (The) PLC (United Kingdom)	8,867	520,720
Sekisui House Ltd. (Japan)	18,169	417,530
		938,250
Household Products – 3.5%
Haleon PLC	1,377,232	5,816,523
Hengan International Group Co. Ltd. (China)	283,000	950,079
Henkel A.G. & Co. KGaA (Germany)	30,300	2,178,828
Hindustan Unilever Ltd. (India)	20,363	543,837
Kao Corp. (Japan)	34,700	1,431,452
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	441,907	922,470
L'Oreal S.A. (France)	12,577	5,896,767
Reckitt Benckiser Group PLC (United Kingdom)	75,366	4,213,487
Unicharm Corp. (Japan)	81,100	2,409,737
Unilever PLC (United Kingdom)	53,063	2,744,992
Unilever PLC (London Exchange) (United Kingdom)(c)	22,908	1,184,989
		28,293,161
Industrial Intermediate Products – 0.4%
SKF AB, Class B (Sweden)	137,500	2,826,734
Industrial Support Services – 0.4%
Ashtead Group PLC (United Kingdom)	43,934	3,190,131

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Institutional Financial Services – 0.3%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	378,521	$ 783,635
Daiwa Securities Group, Inc. (Japan)	54,700	401,994
Japan Exchange Group, Inc. (Japan)	15,500	363,018
London Stock Exchange Group PLC (United Kingdom)	8,393	925,245
Moscow Exchange MICEX PJSC (Russia)(d)	83,130	—
		2,473,892
Insurance – 4.5%
AIA Group Ltd. (Hong Kong)	461,800	3,382,389
Allianz S.E. (Germany)(a)	39,771	11,286,410
Aviva PLC (United Kingdom)	53,582	311,105
BB Seguridade Participacoes S.A. (Brazil)	303,800	1,883,904
Dai-ichi Life Holdings, Inc. (Japan)	28,600	662,406
HDFC Life Insurance Co. Ltd. (India)(b)	117,771	822,047
Legal & General Group PLC (United Kingdom)	94,894	278,561
Manulife Financial Corp. (Canada)	280,100	6,533,259
MS&AD Insurance Group Holdings, Inc. (Japan)	54,600	981,656
Ping An Insurance Group Co. of China Ltd., Class H (China)	532,000	2,411,068
Prudential PLC (Hong Kong)	787,179	6,846,372
Sompo Holdings, Inc. (Japan)	20,700	409,656
Tokio Marine Holdings, Inc. (Japan)	30,400	960,834
		36,769,667
Internet Media & Services – 4.5%
Baidu, Inc., Class A (China)*	195,500	2,532,817
Meituan, Class B (China)(b)*	315,990	4,314,695
NAVER Corp. (South Korea)	26,615	3,510,507
Prosus N.V. (China)*	206,201	6,899,476
Tencent Holdings Ltd. (China)	306,500	13,450,201
Tencent Music Entertainment Group ADR (China)*	159,435	2,000,909
	Number of Shares	Value
Internet Media & Services (Continued)
Trip.com Group Ltd. (China)*	44,750	$ 2,179,654
Trip.com Group Ltd. ADR (China)*	35,958	1,735,333
		36,623,592
Leisure Facilities & Services – 1.2%
Accor S.A. (France)	75,619	3,314,055
Arcos Dorados Holdings, Inc., Class A (Brazil)(c)	22,566	243,262
Entain PLC (United Kingdom)	20,529	200,285
Flutter Entertainment PLC - CDI (United Kingdom)*	1,011	187,297
InterContinental Hotels Group PLC (United Kingdom)	6,376	621,877
Jiumaojiu International Holdings Ltd. (China)(b)	459,000	288,279
Jollibee Foods Corp. (Philippines)	122,860	499,556
Las Vegas Sands Corp.	32,087	1,423,379
OPAP S.A. (Greece)	35,925	598,474
Yum China Holdings, Inc. (China)	63,477	2,317,509
		9,693,973
Leisure Products – 0.3%
Shimano, Inc. (Japan)	16,900	2,746,470
Machinery – 4.6%
Atlas Copco AB, Class A (Sweden)	270,026	4,729,799
CNH Industrial N.V.	597,366	6,809,972
Daifuku Co. Ltd. (Japan)	106,400	2,179,477
Doosan Bobcat, Inc. (South Korea)	9,193	343,588
Epiroc AB, Class A (Sweden)	163,809	3,028,399
FANUC Corp. (Japan)	46,200	1,368,412
Hangcha Group Co. Ltd., Class A (China)	93,000	384,119
Keyence Corp. (Japan)	8,800	3,869,975
Komatsu Ltd. (Japan)	211,300	6,308,604
Nabtesco Corp. (Japan)	23,666	390,298
Sandvik AB (Sweden)	76,500	1,524,916
SMC Corp. (Japan)	2,000	1,050,733
Smiths Group PLC (United Kingdom)	77,344	1,559,253
Sumitomo Heavy Industries Ltd. (Japan)	13,364	372,411

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Machinery (Continued)
WEG S.A. (Brazil)	68,047	$ 519,991
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (China)	951,200	2,866,520
		37,306,467
Medical Equipment & Devices – 2.1%
Alcon, Inc. (Switzerland)	48,639	3,773,414
Coloplast A/S, Class B (Denmark)	16,761	2,020,793
FUJIFILM Holdings Corp. (Japan)	37,500	797,718
Hoya Corp. (Japan)	6,300	730,421
Olympus Corp. (Japan)	47,200	657,483
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	72,500	3,038,974
Smith & Nephew PLC (United Kingdom)	140,966	1,707,896
Sonova Holding A.G. (Switzerland)(a)	8,084	2,234,678
Sysmex Corp. (Japan)	101,700	1,626,221
		16,587,598
Metals & Mining – 2.6%
Anglo American PLC (South Africa)	54,077	1,767,100
BHP Group Ltd. ADR (Australia)(c)	74,562	4,112,840
Cameco Corp. (Canada)	7,463	340,501
Glencore PLC (Australia)	955,503	5,559,656
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	143,501	886,769
Rio Tinto PLC (Australia)	88,175	5,965,989
Sumitomo Metal Mining Co. Ltd. (Japan)	15,300	511,152
United Tractors Tbk PT (Indonesia)	424,400	646,826
Vale S.A. ADR (Brazil)	115,593	1,406,767
		21,197,600
Oil & Gas Producers – 7.1%
BP PLC	1,078,220	6,949,815
Canadian Natural Resources Ltd. (Canada)	28,236	2,139,672
Cenovus Energy, Inc. (Canada)	25,582	525,521
Chevron Corp.	6,664	1,074,703
China Petroleum & Chemical Corp., Class H (China)	1,375,092	820,795
Ecopetrol S.A. ADR (Colombia)(c)	20,008	232,293
	Number of Shares	Value
Oil & Gas Producers (Continued)
ENEOS Holdings, Inc. (Japan)	93,000	$ 429,680
Eni S.p.A. (Italy)	87,343	1,402,876
Equinor ASA (Norway)	37,901	1,008,484
Exxon Mobil Corp.	22,390	2,648,065
Galp Energia SGPS S.A. (Portugal)	126,145	2,709,740
Gazprom PJSC (Russia)(d)*	421,794	—
Imperial Oil Ltd. (Canada)	5,137	353,189
Inpex Corp. (Japan)	89,100	1,334,700
LUKOIL PJSC (Russia)(d)	61,010	—
MOL Hungarian Oil & Gas PLC (Hungary)	101,534	833,250
Neste OYJ (Finland)	31,896	723,054
OMV A.G. (Austria)	7,754	367,938
Petroleo Brasileiro S.A. ADR (Brazil)	229,160	3,888,845
PTT Exploration & Production PCL (Thailand)(a)	180,400	761,808
Reliance Industries Ltd. (India)	72,170	2,533,475
Repsol S.A. (Spain)	42,793	671,682
Rosneft Oil Co. PJSC (Russia)(d)	210,931	—
Santos Ltd. (Australia)	72,720	356,864
Shell PLC	493,434	17,540,897
Suncor Energy, Inc. (Canada)	37,001	1,411,879
TotalEnergies S.E. (France)	74,854	5,434,305
Vibra Energia S.A. (Brazil)	207,400	937,426
Woodside Energy Group Ltd. (Australia)	31,961	572,646
		57,663,602
Publishing & Broadcasting – 0.2%
Informa PLC (United Kingdom)	152,211	1,506,872
Real Estate Owners & Developers – 0.4%
Mitsubishi Estate Co. Ltd. (Japan)	78,100	1,431,160
Mitsui Fudosan Co. Ltd. (Japan)	54,000	549,562
Sumitomo Realty & Development Co. Ltd. (Japan)	13,600	470,613
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	135,000	418,839
		2,870,174

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Real Estate Services – 0.1%
KE Holdings, Inc. ADR (China)	45,969	$ 695,051
Retail - Consumer Staples – 1.4%
Alibaba Health Information Technology Ltd. (China)(c)*	2,090,000	780,153
Alimentation Couche-Tard, Inc. (Canada)	65,973	3,656,514
Clicks Group Ltd. (South Africa)	37,833	586,011
Jeronimo Martins SGPS S.A. (Portugal)	34,373	707,112
Raia Drogasil S.A. (Brazil)	224,300	1,107,548
Seven & i Holdings Co. Ltd. (Japan)	57,500	742,969
Sumber Alfaria Trijaya Tbk PT (Indonesia)	2,094,300	377,386
Tesco PLC (United Kingdom)	229,653	847,895
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	349,317	1,301,980
Yifeng Pharmacy Chain Co. Ltd., Class A (China)	235,756	1,423,574
		11,531,142
Retail - Discretionary – 0.7%
Associated British Foods PLC (United Kingdom)	13,869	459,032
Astra International Tbk PT (Indonesia)	2,772,200	874,783
Fast Retailing Co. Ltd. (Japan)	3,400	888,995
Jardine Matheson Holdings Ltd. (Hong Kong)	18,500	709,845
Kingfisher PLC (United Kingdom)	98,393	303,082
Localiza Rent a Car S.A. (Brazil)*	158,693	1,500,258
Zhongsheng Group Holdings Ltd. (China)	264,500	482,391
		5,218,386
Semiconductors – 4.8%
ASE Technology Holding Co. Ltd. (Taiwan)	539,000	2,424,744
ASMPT Ltd. (Hong Kong)	57,300	712,106
Globalwafers Co. Ltd. (Taiwan)	47,000	746,790
Infineon Technologies A.G. (Germany)	184,692	6,409,372
MediaTek, Inc. (Taiwan)	90,000	2,713,606
Novatek Microelectronics Corp. (Taiwan)	61,000	1,152,608
	Number of Shares	Value
Semiconductors (Continued)
SK Hynix, Inc. (South Korea)	17,953	$ 2,215,502
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	495,945	11,874,793
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	63,486	8,719,167
Tokyo Electron Ltd. (Japan)	7,900	1,732,833
		38,701,521
Software – 1.5%
Dassault Systemes S.E. (France)	68,303	2,681,024
Open Text Corp. (Canada)	94,448	3,334,992
SAP S.E. (Germany)	8,800	1,588,990
SAP S.E. ADR (Germany)	25,621	4,642,782
		12,247,788
Specialty Finance – 0.2%
Chailease Holding Co. Ltd. (Taiwan)	146,080	770,464
Jio Financial Services Ltd. (India)*	54,691	246,282
ORIX Corp. (Japan)	28,500	583,264
		1,600,010
Steel – 0.4%
Mitsui & Co. Ltd. (Japan)	32,300	1,559,305
Ternium S.A. ADR (Mexico)	14,915	627,922
thyssenkrupp A.G. (Germany)	235,100	1,179,892
		3,367,119
Technology Hardware – 4.2%
Advantech Co. Ltd. (Taiwan)	29,000	337,311
Casio Computer Co. Ltd. (Japan)	53,100	442,391
Delta Electronics, Inc. (Taiwan)	56,000	548,425
Hon Hai Precision Industry Co. Ltd. (Taiwan)	136,000	647,408
Kyocera Corp. (Japan)	54,300	661,843
Lenovo Group Ltd. (China)	1,720,000	1,934,587
Murata Manufacturing Co. Ltd. (Japan)	80,200	1,465,428
Nidec Corp. (Japan)	19,000	889,824
Nintendo Co. Ltd. (Japan)	37,500	1,828,838
Panasonic Holdings Corp. (Japan)	99,300	866,736
Samsung Electronics Co. Ltd. (South Korea)	107,279	5,963,279
Samsung Electronics Co. Ltd. GDR (South Korea)(a)	6,004	8,378,316

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Technology Hardware (Continued)
Sony Group Corp. (Japan)	94,500	$ 7,810,554
TDK Corp. (Japan)	25,000	1,115,275
Yageo Corp. (Taiwan)	56,000	1,068,172
		33,958,387
Technology Services – 2.2%
Adyen N.V. (Netherlands)(b)*	2,381	2,852,437
Amadeus IT Group S.A. (Spain)	42,900	2,723,033
Arabian Internet & Communications Services Co. (Saudi Arabia)	3,513	324,879
Capgemini S.E. (France)	10,380	2,181,680
Experian PLC	17,040	687,290
Fujitsu Ltd. (Japan)	172,300	2,661,717
Globant S.A.*	1,722	307,532
Infosys Ltd. (India)	76,242	1,287,310
Infosys Ltd. ADR (India)(c)	47,162	788,077
RELX PLC (United Kingdom)	35,687	1,466,267
Tata Consultancy Services Ltd. (India)	25,007	1,141,323
Worldline S.A. (France)(b)*	165,200	1,713,537
		18,135,082
Telecommunications – 1.4%
America Movil S.A.B. de C.V. ADR (Mexico)	56,887	1,084,266
BT Group PLC (United Kingdom)	155,181	198,446
KDDI Corp. (Japan)	59,700	1,656,603
KT Corp. (South Korea)	39,065	976,701
Mobile TeleSystems PJSC ADR (Russia)(d)*	138,416	—
Nippon Telegraph & Telephone Corp. (Japan)	823,600	889,210
Softbank Corp. (Japan)	30,700	370,294
SoftBank Group Corp. (Japan)	33,800	1,662,304
Telkom Indonesia Persero Tbk PT (Indonesia)	11,093,400	2,150,550
Telkom Indonesia Persero Tbk PT ADR (Indonesia)	39,515	768,567
Vodacom Group Ltd. (South Africa)	191,072	918,242
Vodafone Group PLC (United Kingdom)	559,077	471,471
		11,146,654
Tobacco & Cannabis – 0.3%
British American Tobacco PLC (United Kingdom)	53,879	1,581,687
	Number of Shares	Value
Tobacco & Cannabis (Continued)
Japan Tobacco, Inc. (Japan)	14,000	$ 376,622
KT&G Corp. (South Korea)	9,080	585,077
		2,543,386
Transportation & Logistics – 1.8%
Canadian National Railway Co. (Canada)	21,365	2,594,566
CCR S.A. (Brazil)	352,560	835,129
DSV A/S (Denmark)	19,700	2,798,767
East Japan Railway Co. (Japan)	73,500	1,347,179
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR (Mexico)	4,075	740,957
Ryanair Holdings PLC ADR (Italy)	19,991	2,722,774
ZTO Express Cayman, Inc. ADR (China)	158,533	3,327,608
		14,366,980
Transportation Equipment – 0.9%
Daimler Truck Holding A.G. (Germany)	84,439	3,807,879
Volvo AB, Class B (Sweden)	83,000	2,112,615
Weichai Power Co. Ltd., Class H (China)	747,000	1,526,392
		7,446,886
Wholesale - Consumer Staples – 0.5%
Bid Corp. Ltd. (South Africa)	17,924	411,005
ITOCHU Corp. (Japan)	41,500	1,872,263
Mitsubishi Corp. (Japan)	67,600	1,545,984
		3,829,252
Wholesale - Discretionary – 0.1%
Bunzl PLC (United Kingdom)	25,126	963,527
Total Common Stocks (Cost $733,280,598)		771,996,043

Preferred Stocks – 0.5%
Chemicals – 0.1%
Sociedad Quimica y Minera de Chile S.A. ADR, 1.87% (Chile)(c)(e)	13,861	633,309

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Technology Hardware – 0.4%
Samsung Electronics Co. Ltd., 2.22% (South Korea)(e)	74,400	$3,473,820
Total Preferred Stocks (Cost $4,718,275)		4,107,129

Number of Shares
Short-Term Investments – 4.5%
Money Market Funds – 4.5%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(f)	29,851,854	29,851,854
	Number of Shares	Value
Money Market Funds (Continued)
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 5.37%(f)(g)	6,744,839	$ 6,744,839
Total Short-Term Investments (Cost $36,596,693)		36,596,693
Total Investments – 100.4% (Cost $774,595,566)		812,699,865
Liabilities less Other Assets – (0.4)%		(3,094,625)
NET ASSETS – 100.0%		$809,605,240

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $11,396,304 or 1.41% of net assets.
(c)	Security either partially or fully on loan. (See Note 7).
(d)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	7-day current yield as of April 30, 2024 is disclosed.
(g)	Security purchased with the cash proceeds from securities loaned. (See Note 7).
*	Non-Income Producing Security

Abbreviations:

ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
JSC	Joint Stock Company
MICEX	Moscow Interbank Currency Exchange
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
QPSC	Qatari Public Shareholding Company
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar International Equity Fund
Concentration by Currency (%)(a)
Euro	24.2
Japanese Yen	13.9
U.S. Dollar	11.8
British Pound	11.5
Hong Kong Dollar	7.2
All other currencies less than 5%	31.4
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
Japan	13.9
China	12.5
Germany	9.7
United States	8.2
United Kingdom	7.3
France	6.3
All other countries less than 5%(b)	42.1
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$146,265,181	$625,730,862	$—*	$771,996,043
Preferred Stocks	633,309	3,473,820	—	4,107,129
Short-Term Investments	36,596,693	—	—	36,596,693
Total Investments	$183,495,183	$629,204,682	$—	$812,699,865

*Includes securities determined to have no value as of April 30, 2024.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Global Income Fund
	Par (a)	Value
Asset-Backed Securities – 3.9%
Other – 3.8%
AGL CLO 12 Ltd., Series 2021-12A, Class D, (3M CME Term SOFR + 3.11%, 2.85% Floor), 8.44%, 7/20/34(b)(c)	$250,000	$251,525
Aimco CLO 12 Ltd., Series 2020-12A, Class DR, (3M CME Term SOFR + 2.90%, 2.90% Floor), 8.22%, 1/17/32(b)(c)	250,000	249,142
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M4, (1M CME Term SOFR + 1.04%, 0.93% Floor), 6.36%, 5/25/35(c)	76,119	74,979
AMMC CLO Ltd., Series 2020-23A, Class D1R2, (3M CME Term SOFR + 3.70%, 3.70% Floor), 3.75%, 4/17/35(b)(c)(d)	150,000	150,000
Apex Credit CLO Ltd., Series 2022-1A, Class D, (3M CME Term SOFR + 4.40%, 4.40% Floor), 9.72%, 4/22/33(b)(c)	130,000	130,323
Apidos Loan Fund Ltd., Series 2024-1A, Class E, (3M CME Term SOFR + 5.75%, 5.75% Floor), 11.07%, 4/25/35(b)(c)(d)	220,000	220,000
Bain Capital Credit CLO Ltd., Series 2022-2A, Class D1, (3M CME Term SOFR + 3.65%, 3.65% Floor), 8.97%, 4/22/35(b)(c)	250,000	246,781
Barings CLO Ltd., Series 2018-3A, Class D, (3M CME Term SOFR + 3.16%), 8.49%, 7/20/29(b)(c)	260,000	260,344
Birch Grove CLO Ltd., Series 19A, Class D1RR, (3M CME Term SOFR + 3.85%, 3.85% Floor), 9.17%, 7/17/37(b)(c)(d)	100,000	100,018
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class ER, (3M CME Term SOFR + 7.12%, 6.86% Floor), 12.45%, 7/25/34(b)(c)	250,000	247,927
	Par (a)	Value
Other (Continued)
Bristol Park CLO Ltd., Series 2016-1A, Class DR, (3M CME Term SOFR + 3.21%, 2.95% Floor), 8.54%, 4/15/29(b)(c)	$250,000	$249,406
CIFC Funding Ltd., Series 2017-3A, Class D1R, (3M CME Term SOFR + 3.70%, 3.70% Floor), 9.02%, 4/20/37(b)(c)	210,000	210,000
Cook Park CLO Ltd., Series 2018-1A, Class D, (3M CME Term SOFR + 2.86%), 8.18%, 4/17/30(b)(c)	250,000	242,268
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class C, 3.50%, 5/20/48(b)	461,961	308,519
Greenwood Park CLO Ltd., Series 2018-1A, Class E, (3M CME Term SOFR + 5.21%), 10.54%, 4/15/31(b)(c)	250,000	240,129
Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	233,012	190,195
Mountain View CLO XVI Ltd., Series 2022-1A, Class DR, (3M CME Term SOFR + 4.19%, 4.19% Floor), 9.52%, 4/15/34(b)(c)	140,000	140,001
National Collegiate Student Loan Trust, Series 2007-2, Class A4, (1M CME Term SOFR + 0.40%), 5.72%, 1/25/33(c)	309,997	291,573
Neuberger Berman Loan Advisers CLO 33 Ltd., Series 2019-33A, Class DR, (3M CME Term SOFR + 3.16%, 2.90% Floor), 8.49%, 10/16/33(b)(c)	250,000	247,896
Oaktree CLO Ltd., Series 2022-1A, Class E, (3M CME Term SOFR + 7.76%, 7.76% Floor), 13.07%, 5/15/33(b)(c)	487,000	488,727
Ocean Trails CLO IX, Series 2020-9A, Class DR, (3M CME Term SOFR + 4.01%, 3.75% Floor), 9.34%, 10/15/34(b)(c)	280,000	279,072

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Other (Continued)
Ocean Trails CLO XIV Ltd., Series 2023-14A, Class A1, (3M CME Term SOFR + 2.00%, 2.00% Floor), 7.32%, 1/20/35(b)(c)	$220,000	$221,223
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class D, (3M CME Term SOFR + 3.66%), 8.99%, 7/15/29(b)(c)	250,000	249,438
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3M CME Term SOFR + 3.31%), 8.64%, 7/23/31(b)(c)	200,000	199,788
Palmer Square Loan Funding Ltd., Series 2022-3A, Class CR, (3M CME Term SOFR + 3.00%, 3.00% Floor), 8.33%, 4/15/31(b)(c)	160,000	159,995
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, 3.97%, 6/15/44(b)	183,461	169,718
RAD CLO 21 Ltd., Series 2023-21A, Class D, (3M CME Term SOFR + 4.40%, 4.40% Floor), 9.72%, 1/25/33(b)(c)	160,000	159,494
SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, 1/15/53(b)	178,058	150,854
Stonepeak ABS, Series 2021-1A, Class A, 2.68%, 2/28/33(b)	234,341	217,278
Symphony CLO XXV Ltd., Series 2021-25A, Class D, (3M CME Term SOFR + 3.86%, 3.60% Floor), 9.19%, 4/19/34(b)(c)	250,000	250,131
Trinitas CLO XXVI Ltd., Series 2023-26A, Class C, (3M CME Term SOFR + 2.95%, 2.95% Floor), 8.27%, 1/20/35(b)(c)	170,000	171,413
Trinitas CLO XXVII Ltd., Series 2024-27A, Class D1, (3M CME Term SOFR + 4.30%, 4.30% Floor), 9.55%, 4/18/37(b)(c)	160,000	159,939
	Par (a)	Value
Other (Continued)
Valley Stream Park CLO Ltd., Series 2022-1A, Class DR, (3M CME Term SOFR + 4.15%, 4.15% Floor), 9.47%, 10/20/34(b)(c)	$110,000	$ 110,411
Voya CLO Ltd., Series 2020-3A, Class DR, (3M CME Term SOFR + 3.51%, 3.25% Floor), 8.84%, 10/20/34(b)(c)	260,000	259,044
		7,297,551
Specialty Finance – 0.1%
MF1 LLC, Series 2022-FL9, Class A, (1M CME Term SOFR + 2.15%, 2.15% Floor), 7.47%, 6/19/37(b)(c)	240,000	240,448
Total Asset-Backed Securities (Cost $7,550,591)		7,537,999

	Number of Shares
Common Stocks – 43.8%
Advertising & Marketing – 0.0%(e)
WPP PLC (United Kingdom)	2,106	21,109
Aerospace & Defense – 1.8%
BAE Systems PLC (United Kingdom)	199,604	3,319,857
Rolls-Royce Holdings PLC (United Kingdom)*	3,920	20,102
		3,339,959
Asset Management – 1.4%
3i Group PLC (United Kingdom)	335	11,969
BlackRock, Inc.	431	325,250
Blackstone, Inc.	1,672	194,972
Macquarie Korea Infrastructure Fund (South Korea)	207,573	1,890,214
St. James's Place PLC (United Kingdom)	1,155	6,250
T. Rowe Price Group, Inc.	2,999	328,600
		2,757,255
Automotive – 1.3%
Mercedes-Benz Group A.G. (Germany)	32,251	2,439,494
Banking – 4.8%
Barclays PLC (United Kingdom)	14,482	36,513

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Banking (Continued)
BNP Paribas S.A. (France)	47,257	$3,400,702
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	220,050	2,182,677
HSBC Holdings PLC (United Kingdom)	16,139	139,892
JPMorgan Chase & Co.	13,470	2,582,738
Lloyds Banking Group PLC (United Kingdom)	82,968	53,546
NatWest Group PLC (United Kingdom)	7,139	26,945
PNC Financial Services Group (The), Inc.	1,738	266,366
Standard Chartered PLC (United Kingdom)	2,976	25,568
Truist Financial Corp.	5,719	214,749
U.S. Bancorp	8,096	328,941
		9,258,637
Beverages – 1.3%
Arca Continental S.A.B. de C.V. (Mexico)	112,903	1,098,400
Coca-Cola (The) Co.	12,946	799,675
Diageo PLC (United Kingdom)	2,332	80,593
PepsiCo, Inc.	3,174	558,338
		2,537,006
Biotechnology & Pharmaceuticals – 2.8%
AbbVie, Inc.	3,203	520,936
Amgen, Inc.	1,593	436,386
AstraZeneca PLC (United Kingdom)	1,449	219,160
Bristol-Myers Squibb Co.	8,065	354,376
Gilead Sciences, Inc.	5,403	352,275
GSK PLC	3,923	81,390
Johnson & Johnson	5,552	802,764
Novartis A.G. ADR (Switzerland)	20,939	2,033,805
Pfizer, Inc.	18,793	481,477
		5,282,569
Cable & Satellite – 0.4%
Comcast Corp., Class A	21,305	811,934
Chemicals – 0.3%
Air Products and Chemicals, Inc.	2,040	482,134
Commercial Support Services – 0.0%(e)
Compass Group PLC (United Kingdom)	1,490	41,443
Rentokil Initial PLC (United Kingdom)	2,944	14,861
		56,304
	Number of Shares	Value
Construction Materials – 0.8%
Cie de Saint-Gobain S.A. (France)	19,257	$1,522,894
CRH PLC	320	24,781
		1,547,675
Containers & Packaging – 0.2%
Amcor PLC	45,635	407,977
Diversified Industrials – 1.3%
Emerson Electric Co.	3,803	409,887
Illinois Tool Works, Inc.	829	202,367
Siemens A.G. (Germany)(f)	9,820	1,839,616
		2,451,870
Electric Utilities – 0.6%
American Electric Power Co., Inc.	4,636	398,835
Dominion Energy, Inc.	7,050	359,409
Edison International	5,418	385,003
National Grid PLC (United Kingdom)	3,165	41,516
SSE PLC (United Kingdom)	917	19,061
		1,203,824
Electrical Equipment – 1.2%
Johnson Controls International PLC	35,636	2,318,835
Food – 0.2%
Mondelez International, Inc., Class A	6,042	434,661
Forestry, Paper & Wood Products – 0.6%
UPM-Kymmene OYJ (Finland)	30,698	1,075,815
Gas & Water Utilities – 0.1%
NiSource, Inc.	8,206	228,619
Severn Trent PLC (United Kingdom)	433	13,347
		241,966
Health Care Facilities & Services – 0.2%
CVS Health Corp.	4,163	281,877
Home Construction – 0.0%(e)
Berkeley Group Holdings (The) PLC (United Kingdom)	359	21,082
Household Products – 0.7%
Haleon PLC	6,276	26,506
Kimberly-Clark Corp.	2,712	370,269
Procter & Gamble (The) Co.	4,535	740,112

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Household Products (Continued)
Reckitt Benckiser Group PLC (United Kingdom)	858	$ 47,968
Unilever PLC (United Kingdom)	2,481	128,344
		1,313,199
Industrial Support Services – 0.0%(e)
Ashtead Group PLC (United Kingdom)	261	18,952
Institutional Financial Services – 1.2%
CME Group, Inc.	3,059	641,289
London Stock Exchange Group PLC (United Kingdom)	397	43,765
Morgan Stanley	15,159	1,377,044
Northern Trust Corp.	3,282	270,404
		2,332,502
Insurance – 1.2%
Aviva PLC (United Kingdom)	2,717	15,775
Legal & General Group PLC (United Kingdom)	5,377	15,784
Prudential PLC (Hong Kong)	3,125	27,179
Zurich Insurance Group A.G. (Switzerland)	4,390	2,124,964
		2,183,702
Leisure Facilities & Services – 2.0%
Entain PLC (United Kingdom)	1,382	13,483
Flutter Entertainment PLC - CDI (United Kingdom)*	48	8,892
InterContinental Hotels Group PLC (United Kingdom)	266	25,944
McDonald's Corp.	1,196	326,556
OPAP S.A. (Greece)	197,106	3,283,588
Starbucks Corp.	2,494	220,694
		3,879,157
Leisure Products – 0.1%
Hasbro, Inc.	3,461	212,159
Machinery – 0.0%(e)
Smiths Group PLC (United Kingdom)	756	15,241
Medical Equipment & Devices – 0.4%
Baxter International, Inc.	3,833	154,738
Medtronic PLC	6,600	529,584
Smith & Nephew PLC (United Kingdom)	1,606	19,458
		703,780
	Number of Shares	Value
Metals & Mining – 1.7%
Anglo American PLC (South Africa)	1,284	$ 41,958
BHP Group Ltd. (Australia)	49,050	1,345,251
Glencore PLC (Australia)	10,779	62,718
Rio Tinto Ltd. (Australia)	19,984	1,663,155
Rio Tinto PLC (Australia)	1,104	74,698
		3,187,780
Oil & Gas Producers – 4.6%
BP PLC	16,366	105,489
Chevron Corp.	20,635	3,327,806
Exxon Mobil Corp.	4,424	523,227
Gazprom PJSC (Russia)(g)*	33,780	—
Kinder Morgan, Inc.	17,701	323,574
LUKOIL PJSC (Russia)(g)	1,232	—
ONEOK, Inc.	4,662	368,858
Petroleo Brasileiro S.A. (Brazil)	411,260	3,510,196
Rosneft Oil Co. PJSC (Russia)(g)	17,410	—
Shell PLC	5,969	212,190
Williams (The) Cos., Inc.	9,227	353,948
		8,725,288
Publishing & Broadcasting – 0.0%(e)
Informa PLC (United Kingdom)	1,645	16,285
Real Estate Investment Trusts – 3.5%
Crown Castle, Inc.	3,831	359,271
Federal Realty Investment Trust	3,265	340,115
PowerGrid Infrastructure Investment Trust (India)(b)	829,453	973,737
Realty Income Corp.	4,031	215,820
Simon Property Group, Inc.	2,210	310,571
TF Administradora Industrial S. de R.L. de C.V. (Mexico)	1,288,908	3,170,590
VICI Properties, Inc.	48,008	1,370,628
		6,740,732
Retail - Consumer Staples – 0.0%(e)
Tesco PLC (United Kingdom)	10,392	38,368
Retail - Discretionary – 0.0%(e)
Associated British Foods PLC (United Kingdom)	695	23,003
Kingfisher PLC (United Kingdom)	4,984	15,352
		38,355

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Semiconductors – 3.0%
Broadcom, Inc.	2,316	$ 3,011,425
MediaTek, Inc. (Taiwan)	67,700	2,041,235
Texas Instruments, Inc.	3,848	678,864
		5,731,524
Software – 1.3%
Kaspi.KZ JSC ADR (Kazakhstan)(h)	20,970	2,469,427
Technology Hardware – 0.1%
NetApp, Inc.	2,475	252,970
Technology Services – 0.3%
Experian PLC	838	33,800
International Business Machines Corp.	2,591	430,624
RELX PLC (United Kingdom)	1,652	67,876
		532,300
Telecommunications – 2.4%
BT Group PLC (United Kingdom)	6,904	8,829
Nippon Telegraph & Telephone Corp. (Japan)	1,226,000	1,323,666
Softbank Corp. (Japan)	217,775	2,626,734
Verizon Communications, Inc.	15,515	612,687
Vodafone Group PLC (United Kingdom)	25,777	21,738
		4,593,654
Tobacco & Cannabis – 0.9%
British American Tobacco PLC (United Kingdom)	2,762	81,082
British American Tobacco PLC ADR (United Kingdom)	30,251	889,984
Philip Morris International, Inc.	8,520	808,889
		1,779,955
Transportation & Logistics – 0.2%
United Parcel Service, Inc., Class B	2,810	414,419
Transportation Equipment – 0.9%
Volvo AB, Class B (Sweden)	65,039	1,655,450
Wholesale - Discretionary – 0.0%(e)
Bunzl PLC (United Kingdom)	562	21,551
Total Common Stocks (Cost $76,678,516)		83,828,733

	Par (a)	Value
Convertible Bonds – 0.2%
Cable & Satellite – 0.1%
DISH Network Corp., 0.00%, 12/15/25(i)	$320,000	$232,800
Publishing & Broadcasting – 0.0%(e)
Gannett Co., Inc., 6.00%, 12/01/27(b)	20,000	17,720
Technology Services – 0.1%
Multiplan Corp., 6.00%, 10/15/27(b)	130,000	91,002
Total Convertible Bonds (Cost $333,419)		341,522

	Number of Shares
Convertible Preferred Stocks – 0.1%
Oil & Gas Producers – 0.1%
Equitrans Midstream Corp., 13.74%(c)	5,339	120,127
Total Convertible Preferred Stocks (Cost $118,470)		120,127

	Par (a)
Corporate Bonds – 11.6%
Aerospace & Defense – 0.3%
TransDigm, Inc.,
7.13%, 12/01/31(b)	$ 40,000	40,763
6.63%, 3/01/32(b)	380,000	379,354

Triumph Group, Inc., 9.00%, 3/15/28(b)	144,000	149,105
		569,222
Automotive – 0.3%
Ford Motor Co., 3.25%, 2/12/32	120,000	96,652
Ford Motor Credit Co. LLC, 3.63%, 6/17/31	270,000	228,018
PM General Purchaser LLC, 9.50%, 10/01/28(b)	270,000	273,519
		598,189
Biotechnology & Pharmaceuticals – 0.1%
Bausch Health Cos., Inc.,
5.50%, 11/01/25(b)	110,000	102,459
6.13%, 2/01/27(b)	90,000	65,925

Endo Finance Holdings, Inc., 8.50%, 4/15/31(b)(h)	90,000	91,446
		259,830

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Cable & Satellite – 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/31(b)	$250,000	$ 195,661
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, 7/01/49	70,000	51,286
CSC Holdings LLC,
11.25%, 5/15/28(b)	200,000	176,907
11.75%, 1/31/29(b)	250,000	222,106
4.13%, 12/01/30(b)	640,000	406,542

Directv Financing LLC, 8.88%, 2/01/30(b)	140,000	136,128
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	60,000	55,925
DISH DBS Corp.,
5.25%, 12/01/26(b)	80,000	62,911
5.75%, 12/01/28(b)(h)	150,000	101,292

DISH Network Corp., 11.75%, 11/15/27(b)	160,000	161,286
Time Warner Cable LLC, 6.75%, 6/15/39	90,000	82,441
		1,652,485
Commercial Support Services – 0.6%
Clean Harbors, Inc., 5.13%, 7/15/29(b)	100,000	95,280
CoreCivic, Inc.,
4.75%, 10/15/27	200,000	186,448
8.25%, 4/15/29	60,000	61,998
GEO Group (The), Inc.,
8.63%, 4/15/29(b)	110,000	111,360
10.25%, 4/15/31(b)	160,000	164,950
GFL Environmental, Inc.,
5.13%, 12/15/26(b)	80,000	77,903
4.75%, 6/15/29(b)(h)	40,000	36,900
6.75%, 1/15/31(b)	110,000	110,889

RR Donnelley & Sons Co., 9.75%, 7/31/28(b)	80,000	87,280
TKC Holdings, Inc., 6.88%, 5/15/28(b)	170,000	160,477
ZipRecruiter, Inc., 5.00%, 1/15/30(b)(h)	130,000	114,360
		1,207,845
	Par (a)	Value
Construction Materials – 0.2%
Advanced Drainage Systems, Inc., 6.38%, 6/15/30(b)(h)	$120,000	$119,297
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/31(b)	160,000	168,503
		287,800
Consumer Services – 0.1%
Carriage Services, Inc., 4.25%, 5/15/29(b)	140,000	123,443
WW International, Inc., 4.50%, 4/15/29(b)	120,000	50,177
		173,620
Containers & Packaging – 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27(b)	210,000	203,565
Electric Utilities – 0.1%
Edison International, (5Y US Treasury CMT + 4.70%), 5.38%, 3/15/26(j)(k)	180,000	172,439
Vistra Operations Co. LLC, 6.88%, 4/15/32(b)	110,000	109,539
		281,978
Electrical Equipment – 0.1%
Vertiv Group Corp., 4.13%, 11/15/28(b)	220,000	203,744
Engineering & Construction – 0.2%
Railworks Holdings L.P./Railworks Rally, Inc., 8.25%, 11/15/28(b)	130,000	129,829
TopBuild Corp.,
3.63%, 3/15/29(b)	80,000	71,822
4.13%, 2/15/32(b)	10,000	8,657

Tutor Perini Corp., 11.88%, 4/30/29(b)(h)	190,000	194,699
		405,007
Food – 0.0%(e)
Darling Ingredients, Inc., 6.00%, 6/15/30(b)	60,000	58,287
Health Care Facilities & Services – 0.8%
Akumin, Inc., 9.00%, 8/01/27(b)(h)(l)	250,000	207,500
CHS/Community Health Systems, Inc.,
5.63%, 3/15/27(b)	310,000	283,849
6.00%, 1/15/29(b)	190,000	165,764
6.13%, 4/01/30(b)	220,000	155,543

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Health Care Facilities & Services (Continued)
CHS/Community Health Systems, Inc.,
10.88%, 1/15/32(b)	$ 40,000	$ 40,951

HCA, Inc., 7.50%, 11/06/33	90,000	98,095
LifePoint Health, Inc., 9.88%, 8/15/30(b)	260,000	270,737
Option Care Health, Inc., 4.38%, 10/31/29(b)	210,000	188,073
U.S. Renal Care, Inc., 10.63%, 6/28/28(b)	52,500	46,200
		1,456,712
Home & Office Products – 0.1%
Newell Brands, Inc., 5.70%, 4/01/26	210,000	206,651
Industrial Intermediate Products – 0.0%(e)
Park-Ohio Industries, Inc., 6.63%, 4/15/27	60,000	57,005
Industrial Support Services – 0.2%
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)	90,000	79,640
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)	171,000	74,812
United Rentals North America, Inc., 6.00%, 12/15/29(b)	300,000	296,986
		451,438
Institutional Financial Services – 0.2%
Jane Street Group/JSG Finance, Inc.,
4.50%, 11/15/29(b)	40,000	36,383
7.13%, 4/30/31(b)	150,000	150,940

LPL Holdings, Inc., 4.00%, 3/15/29(b)	110,000	99,743
State Street Corp., (5Y US Treasury CMT + 2.61%), 6.70%, 3/15/29(j)(k)	80,000	80,067
StoneX Group, Inc., 7.88%, 3/01/31(b)	100,000	101,129
		468,262
Internet Media & Services – 0.1%
Ziff Davis, Inc., 4.63%, 10/15/30(b)(h)	210,000	182,656
Leisure Facilities & Services – 1.2%
AMC Entertainment Holdings, Inc., 7.50%, 2/15/29(b)(h)	110,000	75,459
	Par (a)	Value
Leisure Facilities & Services (Continued)
Caesars Entertainment, Inc., 6.50%, 2/15/32(b)	$200,000	$ 197,049
Carnival Corp.,
5.75%, 3/01/27(b)	230,000	224,471
4.00%, 8/01/28(b)	90,000	82,287

Carnival Holdings Bermuda Ltd., 10.38%, 5/01/28(b)	80,000	86,741
Full House Resorts, Inc., 8.25%, 2/15/28(b)	240,000	229,064
Mohegan Tribal Gaming Authority, 8.00%, 2/01/26(b)	163,000	154,829
NCL Corp. Ltd.,
5.88%, 3/15/26(b)	170,000	166,569
8.13%, 1/15/29(b)	70,000	72,901
Royal Caribbean Cruises Ltd.,
4.25%, 7/01/26(b)	100,000	96,019
5.50%, 8/31/26(b)	340,000	333,517
8.25%, 1/15/29(b)	60,000	63,309
9.25%, 1/15/29(b)	80,000	85,437
6.25%, 3/15/32(b)	60,000	59,146
Viking Cruises Ltd.,
5.88%, 9/15/27(b)	70,000	67,870
9.13%, 7/15/31(b)	210,000	225,248

VOC Escrow Ltd., 5.00%, 2/15/28(b)	20,000	19,074
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, 2/15/31(b)	80,000	81,141
		2,320,131
Leisure Products – 0.1%
Winnebago Industries, Inc., 6.25%, 7/15/28(b)	270,000	264,255
Machinery – 0.1%
Titan International, Inc., 7.00%, 4/30/28	190,000	183,663
Medical Equipment & Devices – 0.1%
Medline Borrower L.P., 6.25%, 4/01/29(b)	100,000	99,360
Metals & Mining – 0.0%(e)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	60,000	54,999
Oil & Gas Producers – 3.3%
Berry Petroleum Co. LLC, 7.00%, 2/15/26(b)	410,000	406,417

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)	$190,000	$190,834
Chord Energy Corp., 6.38%, 6/01/26(b)	150,000	149,939
Continental Resources, Inc., 5.75%, 1/15/31(b)	150,000	146,848
Crescent Energy Finance LLC,
9.25%, 2/15/28(b)	110,000	116,211
7.63%, 4/01/32(b)	60,000	60,224

Devon Energy Corp., 5.00%, 6/15/45	150,000	126,847
Energy Transfer L.P.,
(5Y US Treasury CMT + 5.31%), 7.13%, 5/15/30(j)(k)	130,000	124,815
5.35%, 5/15/45	40,000	35,103
EQM Midstream Partners L.P.,
7.50%, 6/01/30(b)	40,000	41,943
4.75%, 1/15/31(b)	150,000	137,060

EQT Corp., 3.13%, 5/15/26(b)	20,000	18,897
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 4/15/32(b)	70,000	67,587
8.38%, 11/01/33(b)	120,000	128,725
Howard Midstream Energy Partners LLC,
6.75%, 1/15/27(b)	80,000	78,926
8.88%, 7/15/28(b)	110,000	115,211

Northern Oil & Gas, Inc., 8.13%, 3/01/28(b)	190,000	192,214
Occidental Petroleum Corp.,
7.15%, 5/15/28	180,000	187,489
6.45%, 9/15/36	240,000	247,678
7.95%, 6/15/39	400,000	452,844
4.40%, 8/15/49	60,000	43,178
Permian Resources Operating LLC,
5.88%, 7/01/29(b)	270,000	262,402
9.88%, 7/15/31(b)	220,000	243,305
7.00%, 1/15/32(b)	70,000	71,359

Range Resources Corp., 8.25%, 1/15/29	440,000	458,437
Rockies Express Pipeline LLC, 7.50%, 7/15/38(b)	100,000	102,574
	Par (a)	Value
Oil & Gas Producers (Continued)

SilverBow Resources, Inc., (3M CME Term SOFR + 7.75%), 13.08%, 12/15/28(b)(c)(m)	$480,000	$ 475,200
Southwestern Energy Co., 4.75%, 2/01/32	300,000	270,170
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.50%, 10/15/26(b)	80,000	81,678
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 12/31/30(b)	80,000	75,253
Venture Global Calcasieu Pass LLC,
6.25%, 1/15/30(b)	190,000	187,856
4.13%, 8/15/31(b)(h)	220,000	192,010
3.88%, 11/01/33(b)	150,000	123,156
Venture Global LNG, Inc.,
8.38%, 6/01/31(b)	130,000	133,408
9.88%, 2/01/32(b)	150,000	160,066
Western Midstream Operating L.P.,
5.45%, 4/01/44	40,000	35,095
5.30%, 3/01/48	410,000	342,854

Williams (The) Cos., Inc., 8.75%, 3/15/32	30,000	35,034
		6,318,847
Oil, Gas Services & Equipment – 0.0%(e)
Noble Finance II LLC, 8.00%, 4/15/30(b)(h)	90,000	92,736
Publishing & Broadcasting – 0.2%
Clear Channel Outdoor Holdings, Inc., 5.13%, 8/15/27(b)	100,000	92,692
iHeartCommunications, Inc., 6.38%, 5/01/26	30,000	25,354
McClatchy (The) Co. LLC, (100% Cash), 11.00%, 7/15/27(b)(h)(l)	137,464	150,523
Nexstar Media, Inc., 5.63%, 7/15/27(b)	120,000	112,845
		381,414
Real Estate Investment Trusts – 0.2%
MPT Operating Partnership L.P./MPT Finance Corp.,
5.25%, 8/01/26(h)	100,000	91,082
5.00%, 10/15/27(h)	110,000	89,976
Service Properties Trust,
5.50%, 12/15/27	90,000	84,922
8.63%, 11/15/31(b)	20,000	21,005
		286,985

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Real Estate Owners & Developers – 0.0%(e)
Five Point Operating Co. L.P./Five Point Capital Corp., (Step to 11.00% on 11/15/24), 10.50%, 1/15/28(b)(n)	$ 75,562	$ 77,091
Real Estate Services – 0.1%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 9/01/31(b)	110,000	114,142
Renewable Energy – 0.1%
Sunnova Energy Corp., 5.88%, 9/01/26(b)	330,000	205,243
Retail - Discretionary – 0.3%
Bath & Body Works, Inc.,
5.25%, 2/01/28	60,000	57,703
6.63%, 10/01/30(b)(h)	20,000	19,985

Builders FirstSource, Inc., 4.25%, 2/01/32(b)	90,000	78,394
Foot Locker, Inc., 4.00%, 10/01/29(b)(h)	190,000	151,656
Michaels (The) Cos., Inc., 5.25%, 5/01/28(b)	140,000	118,493
Sally Holdings LLC/Sally Capital, Inc., 6.75%, 3/01/32(h)	70,000	67,666
		493,897
Software – 0.3%
athenahealth Group, Inc., 6.50%, 2/15/30(b)(h)	70,000	63,017
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(b)	140,000	141,532
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	70,000	61,498
Gen Digital, Inc., 7.13%, 9/30/30(b)(h)	220,000	222,270
Rackspace Finance LLC, 3.50%, 5/15/28(b)	23,400	11,113
		499,430
Specialty Finance – 0.5%
FirstCash, Inc., 5.63%, 1/01/30(b)	120,000	113,080
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
4.25%, 2/01/27(b)	20,000	18,519
4.75%, 6/15/29(b)	80,000	71,396

Midcap Financial Issuer Trust, 6.50%, 5/01/28(b)	200,000	180,887
	Par (a)	Value
Specialty Finance (Continued)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.63%, 3/01/29(b)	$460,000	$ 405,242
Starwood Property Trust, Inc., 7.25%, 4/01/29(b)(h)	80,000	78,920
		868,044
Technology Hardware – 0.1%
CommScope, Inc.,
6.00%, 3/01/26(b)	20,000	17,875
4.75%, 9/01/29(b)	140,000	97,650

EquipmentShare.com, Inc., 8.63%, 5/15/32(b)	110,000	111,916
		227,441
Technology Services – 0.0%(e)
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	30,000	22,051
Transportation & Logistics – 0.5%
American Airlines, Inc., 8.50%, 5/15/29(b)	120,000	125,001
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(b)	170,000	164,174
Carriage Purchaser, Inc., 7.88%, 10/15/29(b)(h)	130,000	114,994
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
8.00%, 9/20/25(b)	100,000	78,104
8.00%, 9/20/25(b)	250,000	195,259

U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	22,751	22,105
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	30,240	29,525
XPO, Inc.,
6.25%, 6/01/28(b)	100,000	99,626
7.13%, 2/01/32(b)	80,000	80,464
		909,252
Transportation Equipment – 0.1%
JB Poindexter & Co., Inc., 8.75%, 12/15/31(b)	100,000	102,177
Total Corporate Bonds (Cost $22,820,750)		22,245,454

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
		Par (a)	Value

Foreign Government Inflation-Linked Bonds – 0.0%(e)
Sovereign Government – 0.0%(e)
Uruguay Government International Bond, 3.88%, 7/02/40	UYU	$1,530,000	$ 55,546
Total Foreign Government Inflation-Linked Bonds (Cost $59,502)			55,546

Foreign Issuer Bonds – 6.9%
Angola – 0.1%
Angolan Government International Bond, 8.75%, 4/14/32(b)		210,000	189,672
Argentina – 0.3%
Pan American Energy LLC, 8.50%, 4/30/32(b)		130,000	130,520
Provincia de Buenos Aires, (Step to 6.63% on 9/01/24), 6.38%, 9/01/37(b)(n)		589,020	260,052
Provincia de Cordoba, 6.99%, 6/01/27(b)		200,000	158,000
			548,572
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31	BRL	1,998,000	356,239
MercadoLibre, Inc., 3.13%, 1/14/31		270,000	221,466
Suzano Austria GmbH, 3.13%, 1/15/32		160,000	128,636
Vale Overseas Ltd., 6.25%, 8/10/26		130,000	131,666
			838,007
Canada – 0.6%
Bank of Nova Scotia (The), (5Y US Treasury CMT + 4.02%), 8.00%, 1/27/84(k)		250,000	251,327
Bombardier, Inc., 7.88%, 4/15/27(b)		166,000	164,965
Empire Communities Corp., 9.75%, 5/01/29(b)		70,000	71,350
Hudbay Minerals, Inc., 6.13%, 4/01/29(b)		90,000	88,096
MEG Energy Corp.,
7.13%, 2/01/27(b)		118,000	118,894
5.88%, 2/01/29(b)		40,000	38,700
TransAlta Corp.,
7.75%, 11/15/29		110,000	112,584
6.50%, 3/15/40		300,000	290,604
			1,136,520
	Par (a)	Value
China – 0.1%
Prosus N.V., 3.06%, 7/13/31(b)	$270,000	$216,427
Colombia – 0.1%
Ecopetrol S.A., 8.38%, 1/19/36	200,000	194,429
Denmark – 0.1%
Danske Bank A/S, (1Y US Treasury CMT + 2.10%), 6.47%, 1/09/26(b)(k)	270,000	270,348
Dominican Republic – 0.2%
Dominican Republic International Bond, 4.88%, 9/23/32	310,000	271,250
France – 0.5%
Altice France S.A., 5.50%, 10/15/29(b)	840,000	549,599
BNP Paribas S.A., (5Y US Treasury CMT + 4.90%), 7.75%, 8/16/29(b)(h)(j)(k)	200,000	201,683
Credit Agricole S.A., (5Y USD Swap Rate + 6.19%), 8.13%, 12/23/25(b)(j)(k)	200,000	202,500
		953,782
Germany – 0.1%
ZF North America Capital, Inc., 6.88%, 4/23/32(b)	150,000	151,574
Guatemala – 0.1%
Millicom International Cellular S.A., 4.50%, 4/27/31(b)	250,000	208,626
Hong Kong – 0.1%
Melco Resorts Finance Ltd., 5.38%, 12/04/29(b)	200,000	178,083
Israel – 0.2%
Teva Pharmaceutical Finance Netherlands III B.V.,
4.75%, 5/09/27	260,000	248,652
4.10%, 10/01/46	210,000	140,007
		388,659
Italy – 0.3%
Intesa Sanpaolo S.p.A., 7.80%, 11/28/53(b)	400,000	429,600
UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(k)	210,000	193,226
		622,826

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
		Par (a)	Value
Ivory Coast – 0.2%
Ivory Coast Government International Bond, 7.63%, 1/30/33(b)		$ 300,000	$ 286,761
Jamaica – 0.0%(e)
Jamaica Government International Bond, 9.63%, 11/03/30	JMD	10,000,000	67,291
Jordan – 0.1%
Jordan Government International Bond, 7.75%, 1/15/28(b)		230,000	228,850
Kazakhstan – 0.1%
KazMunayGas National Co. JSC, 4.75%, 4/19/27(b)		250,000	239,565
Kenya – 0.2%
Republic of Kenya Government International Bond, 9.75%, 2/16/31(b)		280,000	280,000
Kuwait – 0.1%
MEGlobal Canada ULC, 5.88%, 5/18/30(b)		210,000	207,963
Luxembourg – 0.2%
Altice Financing S.A., 5.75%, 8/15/29(b)		310,000	230,260
ARD Finance S.A., (100% Cash), 6.50%, 6/30/27(b)(l)		200,000	49,324
			279,584
Macau – 0.2%
Sands China Ltd., 2.85%, 3/08/29		450,000	386,672
Mexico – 1.0%
Banco Mercantil del Norte S.A., (10Y US Treasury CMT + 5.47%), 7.50%, 6/27/29(b)(j)(k)		250,000	240,927
Mexican Bonos,
5.75%, 3/05/26	MXN	4,910,000	263,168
8.50%, 5/31/29	MXN	10,620,000	581,985
7.75%, 11/23/34	MXN	14,570,000	728,647

Mexico Government International Bond, 4.75%, 3/08/44		150,000	118,433
			1,933,160
Morocco – 0.1%
OCP S.A., 6.75%, 5/02/34(b)		200,000	196,816
		Par (a)	Value
Peru – 0.1%
Petroleos del Peru S.A., 5.63%, 6/19/47(b)		$ 250,000	$ 153,408
Supranational – 0.4%
Inter-American Development Bank, 7.35%, 10/06/30	INR	64,000,000	767,689
Sweden – 0.1%
Stena International S.A., 7.25%, 1/15/31(b)		210,000	210,170
Switzerland – 0.1%
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 5/01/27(b)(h)		200,000	177,860
United Arab Emirates – 0.1%
DP World Ltd., 5.63%, 9/25/48(b)		290,000	265,353
United Kingdom – 0.4%
Global Auto Holdings Ltd./AAG FH UK Ltd., 8.75%, 1/15/32(b)		230,000	217,135
Mclaren Finance PLC, 7.50%, 8/01/26(b)(h)		400,000	347,400
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(b)		200,000	166,914
			731,449
Zambia – 0.3%
First Quantum Minerals Ltd.,
6.88%, 10/15/27(b)		280,000	269,327
9.38%, 3/01/29(b)		280,000	289,289
			558,616
Total Foreign Issuer Bonds (Cost $13,808,313)			13,139,982

	Number of Shares
Master Limited Partnerships – 3.6%
Oil & Gas Producers – 3.6%
Energy Transfer L.P.	225,895	3,553,328
Enterprise Products Partners L.P.	120,119	3,372,942
Total Master Limited Partnerships (Cost $5,812,118)		6,926,270

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Mortgage-Backed Securities – 6.7%
Commercial Mortgage-Backed Securities – 3.0%
Benchmark Mortgage Trust, Series 2023-V3, Class D, 4.00%, 7/15/56(b)	$250,000	$200,334
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, (1M CME Term SOFR + 0.96%, 0.85% Floor), 6.29%, 11/15/38(b)(c)	185,806	184,355
Series 2021-VOLT, Class D, (1M CME Term SOFR + 1.76%, 1.65% Floor), 7.09%, 9/15/36(b)(c)	270,000	265,612
Series 2022-AHP, Class A, (1M CME Term SOFR + 0.99%, 0.99% Floor), 6.31%, 1/17/39(b)(c)	212,000	210,013
Series 2023-VLT2, Class E, (1M CME Term SOFR + 5.87%, 5.87% Floor), 11.19%, 6/15/40(b)(c)	170,000	170,117
BX Trust,
Series 2021-ARIA, Class A, (1M CME Term SOFR + 1.01%, 0.90% Floor), 6.33%, 10/15/36(b)(c)	270,000	266,625
Series 2021-SDMF, Class F, (1M CME Term SOFR + 2.05%, 1.94% Floor), 7.37%, 9/15/34(b)(c)	201,443	192,504
Series 2022-CLS, Class A, 5.76%, 10/13/27(b)	230,000	226,038
Series 2024-CNYN, Class D, (1M CME Term SOFR + 2.69%, 2.69% Floor), 8.01%, 4/15/29(b)(c)	200,000	199,750

BXHPP Trust, Series 2021-FILM, Class C, (1M CME Term SOFR + 1.21%, 1.10% Floor), 6.54%, 8/15/36(b)(c)	270,000	251,016
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A3, 3.20%, 9/15/50	250,000	230,870
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class C, 4.49%, 8/15/48(o)	100,000	84,418
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Extended Stay America Trust,
Series 2021-ESH, Class C, (1M CME Term SOFR + 1.81%, 1.70% Floor), 7.14%, 7/15/38(b)(c)	$237,707	$237,261
Series 2021-ESH, Class E, (1M CME Term SOFR + 2.96%, 2.85% Floor), 8.29%, 7/15/38(b)(c)	237,707	237,408
GS Mortgage Securities Trust,
Series 2015-GC30, Class C, 4.20%, 5/10/50(o)	180,000	161,140
Series 2015-GC32, Class D, 3.35%, 7/10/48	220,000	195,066
Series 2017-GS6, Class A2, 3.16%, 5/10/50	190,518	176,946
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class A5, 3.91%, 1/15/49	200,000	192,843
Series 2015-JP1, Class C, 4.88%, 1/15/49(o)	30,000	26,241
Series 2022-ACB, Class A, (30D Average SOFR + 1.40%, 1.40% Floor), 6.73%, 3/15/39(b)(c)	350,000	345,625
Series 2022-ACB, Class D, (30D Average SOFR + 2.90%, 2.90% Floor), 8.23%, 3/15/39(b)(c)	190,000	184,300

KREF Ltd., Series 2022-FL3, Class D, (1M CME Term SOFR + 2.80%, 2.80% Floor), 8.12%, 2/17/39(b)(c)	150,000	142,406
MF1 Ltd., Series 2020-FL4, Class A, (1M CME Term SOFR + 1.81%, 1.70% Floor), 7.13%, 11/15/35(b)(c)	89,746	89,764
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1M CME Term SOFR + 2.72%, 2.60% Floor), 8.04%, 4/15/38(b)(c)	167,775	166,517

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

MSWF Commercial Mortgage Trust, Series 2023-2, Class C, 7.25%, 12/15/56(o)	$ 90,000	$ 91,249
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class A, (1M CME Term SOFR + 1.40%, 1.40% Floor), 6.73%, 3/15/39(b)(c)	260,000	255,937
Series 2022-LPFL, Class F, (1M CME Term SOFR + 5.29%, 5.29% Floor), 10.62%, 3/15/39(b)(c)	200,000	188,000

NCMF Trust, Series 2022-MFP, Class G, (1M CME Term SOFR + 5.13%, 5.13% Floor), 10.45%, 3/15/39(b)(c)	195,000	187,842
SMRT, Series 2022-MINI, Class D, (1M CME Term SOFR + 1.95%, 1.95% Floor), 7.27%, 1/15/39(b)(c)	210,000	207,147
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class B, 3.96%, 12/15/47	190,000	185,459
		5,752,803
Whole Loan – 3.7%
Angel Oak Mortgage Trust, Series 2022-3, Class A3, 4.14%, 1/25/67(b)(o)	143,057	126,960
BRAVO Residential Funding Trust,
Series 2022-NQM1, Class A1, 3.63%, 9/25/61(b)(o)	177,106	164,360
Series 2022-NQM2, Class A1, 4.27%, 11/25/61(b)(o)	148,812	143,171
Series 2022-NQM2, Class A3, 5.24%, 11/25/61(b)	186,015	177,806
Series 2024-NQM2, Class A3, (Step to 7.59% on 3/25/28), 6.59%, 2/25/64(b)(n)	196,889	196,209

CAFL Issuer LLC, Series 2023-RTL1, Class A1, (Step to 9.05% on 7/28/26), 7.55%, 12/28/30(b)(n)	160,000	158,428
	Par (a)	Value
Whole Loan (Continued)

Citigroup Mortgage Loan Trust, Series 2022-A, Class A1, (Step to 9.17% on 9/25/25), 6.17%, 9/25/62(b)(n)	$217,845	$217,056
COLT Mortgage Loan Trust,
Series 2022-3, Class A1, 3.90%, 2/25/67(b)(o)	212,166	196,264
Series 2024-1, Class M1, 6.59%, 2/25/69(b)	160,000	156,224

CSMC Trust, Series 2020-RPL4, Class A1, 2.00%, 1/25/60(b)	192,500	165,334
FNMA Connecticut Avenue Securities,
Series 2017-C06, Class 1B1, (30D Average SOFR + 4.26%, 4.15% Floor), 9.59%, 2/25/30(c)	330,000	351,230
Series 2022-R03, Class 1M2, (30D Average SOFR + 3.50%), 8.83%, 3/25/42(b)(c)	250,000	262,646
Series 2022-R08, Class 1M2, (30D Average SOFR + 3.60%, 3.60% Floor), 8.93%, 7/25/42(b)(c)	200,000	211,765
Series 2024-R01, Class 1B1, (30D Average SOFR + 2.70%, 2.70% Floor), 8.03%, 1/25/44(b)(c)	200,000	201,625
Freddie Mac STACR REMIC Trust,
Series 2020-DNA5, Class B1, (30D Average SOFR + 4.80%), 10.13%, 10/25/50(b)(c)	180,000	204,876
Series 2020-DNA6, Class B1, (30D Average SOFR + 3.00%), 8.33%, 12/25/50(b)(c)	260,000	279,955
Series 2021-DNA1, Class B2, (30D Average SOFR + 4.75%), 10.08%, 1/25/51(b)(c)	240,000	254,352
Series 2021-DNA2, Class B1, (30D Average SOFR + 3.40%), 8.73%, 8/25/33(b)(c)	270,000	296,409
Series 2022-DNA2, Class M2, (30D Average SOFR + 3.75%), 9.08%, 2/25/42(b)(c)	225,000	236,189
Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 7.73%, 2/25/42(b)(c)	210,000	214,590

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Whole Loan (Continued)

GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 5/25/62(b)(o)	$197,393	$173,149
LHOME Mortgage Trust, Series 2024-RTL1, Class A1, (Step to 8.52% on 9/25/26), 7.02%, 1/25/29(b)(n)	160,000	160,244
Mill City Mortgage Loan Trust, Series 2018-2, Class M3, 3.75%, 5/25/58(b)(o)	209,684	181,852
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 3/27/62(b)(o)	213,195	189,374
NYMT Loan Trust, Series 2024-BPL1, Class A1, (Step to 8.65% on 8/25/26), 7.15%, 2/25/29(b)(n)	160,000	157,354
OBX Trust,
Series 2022-NQM6, Class A1, (Step to 4.72% on 7/25/26), 4.70%, 7/25/62(b)(n)	221,783	213,439
Series 2024-NQM, Class 3 M1, 6.85%, 12/25/63(b)	200,000	197,884

Saluda Grade Alternative Mortgage Trust, Series 2024-RTL4, Class A1, (Step to 8.50% on 8/25/26), 7.50%, 2/25/30(b)(n)	160,000	158,852
Seasoned Credit Risk Transfer Trust, Series 2022-1, Class M, 4.50%, 11/25/61(b)	100,000	82,788
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 3/27/62(b)(o)	223,665	199,756
Towd Point Mortgage Trust,
Series 2015-5, Class B3, 4.02%, 5/25/55(b)(o)	220,000	196,750
Series 2017-5, Class B1, (1M CME Term SOFR + 1.91%), 6.45%, 2/25/57(b)(c)	250,000	258,243
Series 2019-HY2, Class B1, (1M CME Term SOFR + 2.36%, 2.25% Floor), 7.68%, 5/25/58(b)(c)	190,000	203,629
	Par (a)	Value
Whole Loan (Continued)
Verus Securitization Trust,
Series 2023-8, Class A3, (Step to 7.97% on 1/25/28), 6.97%, 12/25/68(b)(n)	$ 93,409	$ 93,367
Series 2024-1, Class A3, (Step to 7.12% on 2/25/28), 6.12%, 1/25/69(b)(n)	192,607	189,542
Series 2024-3, Class A3, 6.85%, 4/25/69(b)(o)	150,000	150,124
		7,021,796
Total Mortgage-Backed Securities (Cost $12,765,668)		12,774,599

Term Loans – 8.7%(c)
Advertising & Marketing – 0.1%
CB Poly US Holdings, Inc., Initial Term Loan, (3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.80%, 5/18/29	197,000	193,060
Aerospace & Defense – 0.1%
Ovation Parent, Inc., Initial Term Loan, (3M USD CME Term SOFR + 3.50%, 0.75% Floor), 8.83%, 4/21/31	140,000	140,438
Asset Management – 0.2%
Nexus Buyer LLC, Amendment No. 5 Term Loan, (1M USD CME Term SOFR + 4.50%), 9.82%, 12/11/28	260,000	258,266
Osaic Holdings, Inc., Term B-2 Loan, (1M USD CME Term SOFR + 4.50%), 9.82%, 8/17/28	129,675	130,382
Osaic Holdings, Inc., Term Loan, 8/17/28(p)	60,000	60,327
		448,975
Automotive – 0.1%
Clarios Global L.P., 2024 Refinancing Term Loan, (1M USD CME Term SOFR + 3.00%), 8.32%, 5/06/30	129,675	129,999
First Brands Group LLC, 2022-II Incremental Term Loan, (3M USD CME Term SOFR + 5.00%, 1.00% Floor), 10.59%, 3/30/27	138,622	132,673
		262,672

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Beverages – 0.2%
Triton Water Holdings, Inc., 2024 Incremental Term Loan, (3M USD CME Term SOFR + 4.00%, 0.50% Floor), 9.30%, 3/31/28	$139,650	$139,789
Triton Water Holdings, Inc., Initial Term Loan, (3M USD CME Term SOFR + 3.25%, 0.50% Floor), 8.81%, 3/31/28	231,283	230,205
		369,994
Cable & Satellite – 0.1%
Virgin Media Bristol LLC, Facility Y, (6M USD CME Term SOFR + 3.25%), 8.66%, 3/31/31	100,000	98,139
Capital Goods – 0.1%
Thermostat Purchaser III, Inc., Initial Term Loan, (3M USD CME Term SOFR + 4.50%, 0.75% Floor), 9.99%, 8/31/28	208,933	208,411
Commercial Support Services – 0.5%
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, (1M USD CME Term SOFR + 3.75%, 0.50% Floor), 9.17%, 5/12/28	195,489	195,526
Allied Universal Holdco LLC, Amendment No. 3 Term Loan, (1M USD CME Term SOFR + 4.75%, 0.50% Floor), 10.07%, 5/12/28	99,500	99,837
LRS Holdings LLC, Initial Term Loan, (1M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.68%, 8/31/28	231,325	231,036
LTR Intermediate Holdings, Inc., Initial Term Loan, 5/05/28(p)	30,000	28,619
Prime Security Services Borrower LLC, 2023 Refinancing Term B-1 Loan, (3M USD CME Term SOFR + 2.50%), 7.81%, 10/13/30	89,775	89,883
Prime Security Services Borrower LLC, 2024 Refinancing Term B-1 Loan, (3M USD CME Term SOFR + 2.25%), 7.58%, 10/13/30	89,775	89,883
	Par (a)	Value
Commercial Support Services (Continued)
Ryan LLC, Closing Date Initial Term Loan, (1M USD CME Term SOFR + 4.50%, 0.50% Floor), 9.82%, 11/14/30	$190,000	$191,267
Ryan LLC, Delayed Draw Term Loan, 11/14/30(q)	20,000	20,133
		946,184
Consumer Cyclical – 0.4%
DS Parent, Inc., Term Loan B, (3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.80%, 1/31/31	180,000	177,919
First Brands Group LLC, 2021 Term Loan, 3/30/27(p)	10,000	9,535
Flutter Entertainment PLC, Term B Loan, (3M USD CME Term SOFR + 2.25%, 0.50% Floor), 7.56%, 11/25/30	209,475	210,111
Garda World Security Corp., Fourth Additional Term Loan, (3M USD CME Term SOFR + 4.25%), 9.58%, 2/01/29	359,086	360,210
		757,775
Consumer Non-Cyclical – 0.1%
Aretec Group, Inc., Term B-1 Loan, (1M USD CME Term SOFR + 4.50%), 9.92%, 8/09/30	109,449	109,947
Endo Luxembourg Finance Co., I S.a r.l. Term Loan B, (3M USD CME Term SOFR + 4.50%, 0.50% Floor), 9.83%, 4/23/32	130,000	129,512
		239,459
Consumer Services – 0.0%(e)
Adtalem Global Education, Inc., 2024 Repricing Term Loan, (1M USD CME Term SOFR + 3.50%, 0.75% Floor), 8.82%, 8/11/28	24,514	24,526
WW International, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.93%, 4/13/28	20,000	8,963
		33,489

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Electrical Equipment – 0.1%
EMRLD Borrower L.P., Initial Term B Loan, (1M USD CME Term SOFR + 2.50%), 7.82%, 5/31/30	$153,078	$ 153,529
Engineering & Construction – 0.0%(e)
Chromalloy Corp., Term Loan, (1M USD CME Term SOFR + 3.75%), 9.06%, 3/27/31	60,000	60,275
Entertainment Content – 0.2%
Allen Media LLC, Initial Term Loan, (3M USD CME Term SOFR + 5.50%), 10.96%, 2/10/27	330,086	293,915
Health Care Facilities & Services – 0.7%
Agiliti Health, Inc., Term Loan, (3M USD CME Term SOFR + 3.00%), 8.30%, 5/01/30	139,300	139,214
Cardinal Parent, Inc., Initial Term Loan, (3M USD CME Term SOFR + 4.50%, 0.75% Floor), 9.95%, 11/12/27	238,438	224,282
EyeCare Partners LLC, Initial Term Loan, (3M USD CME Term SOFR + 6.75%), 12.32%, 11/15/29	380,000	98,165
Gainwell Acquisition Corp., Term B Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.41%, 10/01/27	251,997	239,949
LifePoint Health, Inc., 2024 Refinancing Term Loan, (3M USD CME Term SOFR + 4.75%), 10.06%, 11/16/28	300,536	301,459
PDS Holdco, Inc., Delayed Draw Term Loan, (3M USD CME Term SOFR + 4.50%), 10.10%, 8/18/28	31,716	19,237
PDS Holdco, Inc., Initial Term Loan, (3M USD CME Term SOFR + 4.50%), 10.10%, 8/18/28	310,447	188,305
Phoenix Guarantor, Inc., Tranche B-4 Term Loan, (1M USD CME Term SOFR + 3.25%), 8.57%, 2/21/31	111,330	110,478
		1,321,089
	Par (a)	Value
Home & Office Products – 0.1%
Osmosis Buyer Ltd., 2023 Incremental Delayed Draw Term Loan, 7/31/28(q)	$240,000	$241,080
Industrial Support Services – 0.3%
Accession Risk Management Group, Inc., 2022 Delayed Draw Tranche 2 Term Loan,
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.99%, 11/01/29	9,276	9,253
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.95%, 11/01/29	7,563	7,545
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.98%, 11/01/29	4,270	4,259
Accession Risk Management Group, Inc., 2023 Delayed Draw Term Loan,
(3M USD CME Term SOFR + 6.00%, 0.75% Floor), 11.33%, 11/01/29	28,443	28,585
11/01/29 (p)(q)	33,000	33,165
Accession Risk Management Group, Inc., 2023 Delayed Draw Tranche 2 Term Loan,
(3M USD CME Term SOFR + 6.00%, 0.75% Floor), 11.34%, 11/01/29	5,579	5,607
(3M USD CME Term SOFR + 6.00%, 0.75% Floor), 11.32%, 11/01/29	26,832	26,966
(3M USD CME Term SOFR + 6.00%, 0.75% Floor), 11.30%, 11/01/29	14,757	14,831
(3M USD CME Term SOFR + 6.00%, 0.75% Floor), 11.33%, 11/01/29	1,218	1,224
Accession Risk Management Group, Inc., Initial Term Loan,
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.99%, 11/01/29	1,054	1,051
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.95%, 11/01/29	1,928	1,923
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.98%, 11/01/29	27,474	27,405

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Industrial Support Services (Continued)
Accession Risk Management Group, Inc., Tranche B Term Loan,
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.99%, 11/01/29	$ 1,300	$ 1,297
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.95%, 11/01/29	5,947	5,932
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.98%, 11/01/29	13,617	13,583
Accession Risk Management Group, Inc., Tranche C Term Loan,
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.99%, 11/01/29	1,431	1,428
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.95%, 11/01/29	15,620	15,581
(3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.98%, 11/01/29	4,979	4,967
PECF USS Intermediate Holding III Corp., Initial Term Loan,
(3M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.68%, 12/15/28	1,150	775
(3M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.84%, 12/15/28	448,500	302,289
		507,666
Institutional Financial Services – 0.6%
Ascensus Group Holdings, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.93%, 8/02/28	245,351	244,737
CTC Holdings L.P., Term Loan, (3M USD CME Term SOFR + 5.00%, 0.50% Floor), 10.48%, 2/20/29	171,888	171,029
Hudson River Trading LLC, Term Loan, (1M USD CME Term SOFR + 3.00%), 8.43%, 3/20/28	231,260	230,328
Jane Street Group LLC, 2024 Repricing Term Loan, (1M USD CME Term SOFR + 2.50%), 7.93%, 1/26/28	420,227	420,467
		1,066,561
	Par (a)	Value
Insurance – 0.8%
Acrisure LLC, 2023 Refinancing Term Loan, (1M USD CME Term SOFR + 4.50%), 9.82%, 11/06/30	$198,004	$ 198,376
Acrisure LLC, 2021-2 Additional Term Loan, (1M USD Syn LIBOR + 4.25%, 0.50% Floor), 9.68%, 2/15/27	332,350	332,765
AssuredPartners, Inc., 2024 Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.82%, 2/14/31	210,000	210,886
Asurion LLC, New B-4 Term Loan, (1M USD CME Term SOFR + 5.25%), 10.68%, 1/20/29	300,000	269,334
Asurion LLC, New B-9 Term Loan, (1M USD CME Term SOFR + 3.25%), 8.68%, 7/31/27	183,443	177,940
HIG Finance 2 Ltd., 2023 Term Loan, (1M USD CME Term SOFR + 4.00%, 0.50% Floor), 9.32%, 4/18/30	39,600	39,740
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, (1M USD CME Term SOFR + 3.75%), 9.07%, 2/24/28	138,600	139,069
Truist Insurance Holdings LLC, Term Loan B, 5/06/31(p)	140,000	140,263
		1,508,373
Internet Media & Services – 0.1%
MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental Term Loan, (1M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.57%, 5/03/28	169,573	168,879
Leisure Facilities & Services – 0.7%
1011778 B.C. Unlimited Liability Co., Sixth Additional Term B-5 Loan, 9/20/30(p)	20,000	20,055
1011778 B.C. Unlimited Liability Co., Term B-5 Loan, (1M USD CME Term SOFR + 2.25%), 7.57%, 9/20/30	129,675	129,767

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Leisure Facilities & Services (Continued)
Alterra Mountain Co., Series B-4 Term Loan, (1M USD CME Term SOFR + 3.25%), 8.58%, 8/17/28	$449,624	$ 451,121
Caesars Entertainment, Inc., Term B1 Loan, (1M USD CME Term SOFR + 2.75%, 0.50% Floor), 8.07%, 2/06/31	150,000	150,075
Caesars Entertainment, Inc., Term Loan B, (1M USD CME Term SOFR + 3.25%, 0.50% Floor), 8.67%, 2/06/30	79,200	79,279
Carnival Corp., 2024 Repricing Advance, (1M USD CME Term SOFR + 2.75%, 0.75% Floor), 8.07%, 8/08/27	61,043	61,349
Carnival Corp., Initial Advance, (1M USD CME Term SOFR + 3.00%), 8.32%, 8/09/27	61,043	61,349
Four Seasons Holdings, Inc., 2024 Repricing Term Loan, (1M USD CME Term SOFR + 2.00%, 0.50% Floor), 7.32%, 11/30/29	129,672	129,779
Station Casinos LLC, Term B Facility, 3/14/31(p)	200,000	199,910
UFC Holdings LLC, Term B-3 Loan, (3M USD CME Term SOFR + 2.75%, 0.75% Floor), 8.34%, 4/29/26	143,989	144,213
		1,426,897
Leisure Products – 0.2%
19th Holdings Golf LLC, Initial Term Loan, (1M USD CME Term SOFR + 3.25%, 0.50% Floor), 8.67%, 2/07/29	451,950	445,455
Medical Equipment & Devices – 0.1%
Medline Borrower L.P., Refinancing Term Loan, (1M USD CME Term SOFR + 2.75%, 0.50% Floor), 8.07%, 10/23/28	70,000	70,155
Sotera Health Holdings LLC, Term Loan, (1M USD CME Term SOFR + 3.75%, 0.50% Floor), 9.07%, 12/11/26	138,950	139,211
		209,366
	Par (a)	Value
Metals & Mining – 0.0%(e)
GEO Group, Inc., The Term Loan, (3M USD CME Term SOFR + 5.25%, 0.75% Floor), 10.57%, 4/04/29	$ 80,000	$ 80,934
Publishing & Broadcasting – 0.2%
Gray Television, Inc., Term D Loan, (1M USD CME Term SOFR + 3.00%), 8.44%, 12/01/28	148,469	139,206
Learfield Communications LLC, 2023 Term Loan, (1M USD CME Term SOFR + 5.50%, 2.00% Floor), 10.82%, 6/30/28	209,125	209,821
		349,027
Retail - Discretionary – 0.2%
Harbor Freight Tools USA, Inc., Initial Loan, (1M USD CME Term SOFR + 2.75%, 0.50% Floor), 8.18%, 10/19/27	273,062	273,135
Michaels Companies, Inc., The Term B Loan, (3M USD CME Term SOFR + 4.25%, 0.75% Floor), 9.82%, 4/15/28	19,898	18,514
Peer Holding III B.V., Facility B4, (3M USD CME Term SOFR + 3.25%), 8.56%, 10/28/30	120,000	120,400
		412,049
Software – 1.1%
Cloudera, Inc., Initial Term Loan,
(1M USD CME Term SOFR + 3.75%, 0.50% Floor), 9.17%, 10/08/28	370,613	368,604
(1M USD CME Term SOFR + 6.00%), 11.42%, 10/08/29	50,000	47,938

Cotiviti, Inc., Initial Floating Rate Term Loan, 5/01/31(p)	140,000	140,116
DCert Buyer, Inc., First Amendment Refinancing Loan, (1M USD CME Term SOFR + 7.00%), 12.32%, 2/19/29	340,000	304,939
DCert Buyer, Inc., Initial Term Loan, (1M USD CME Term SOFR + 4.00%), 9.32%, 10/16/26	312,298	311,327

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Software (Continued)

Magenta Buyer LLC, Initial Term Loan, (3M USD CME Term SOFR + 5.00%, 0.75% Floor), 10.59%, 7/27/28	$133,056	$ 66,736
Modena Buyer LLC, Term Loan, 4/18/31(p)	250,000	244,532
MRI Software LLC, Closing Date Term Loan, (3M USD CME Term SOFR + 5.50%, 1.00% Floor), 10.90%, 2/10/27	128,475	127,511
MRI Software LLC, Second Amendment Term Loan, (3M USD CME Term SOFR + 5.50%, 1.00% Floor), 10.90%, 2/10/27	39,650	39,353
Planview Parent, Inc., Closing Date Term Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.56%, 12/17/27	217,876	217,264
Project Alpha Intermediate Holding, Inc., Initial Term Loan, (3M USD CME Term SOFR + 4.75%, 0.50% Floor), 10.08%, 10/28/30	150,000	150,459
		2,018,779
Specialty Finance – 0.1%
Apollo Commercial Real Estate Finance, Inc., Initial Term Loan, (1M USD CME Term SOFR + 2.75%), 8.18%, 5/15/26	74,307	73,126
Greystone Select Financial LLC, Initial Term Loan, (3M USD CME Term SOFR + 5.00%), 10.59%, 6/16/28	170,542	169,263
		242,389
Technology Services – 0.8%
Blackhawk Network Holdings, Inc., Additional Term B-1 Loan, (1M USD CME Term SOFR + 5.00%, 1.00% Floor), 10.32%, 3/12/29	100,000	100,268
Boost Newco Borrower LLC, Initial USD Term Loan, (3M USD CME Term SOFR + 3.00%), 8.31%, 1/31/31	100,000	100,188
Evertec Group LLC, Term Loan B, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.82%, 10/30/30	72,000	72,450
	Par (a)	Value
Technology Services (Continued)
MPH Acquisition Holdings LLC, Initial Term Loan, (3M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.85%, 9/01/28	$138,931	$ 128,285
Neptune BidCo US, Inc., Term A Loan, (3M USD CME Term SOFR + 4.75%, 0.50% Floor), 10.16%, 10/11/28	247,500	230,794
UST Global, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.50%), 8.94%, 11/20/28	449,650	448,715
Verscend Holding Corp., Term B-1 Loan, (3M USD PRIME + 3.00%), 11.50%, 8/27/25	459,333	459,447
		1,540,147
Telecommunications – 0.0%(e)
Lorca Holdco Ltd., Term Loan, 4/17/31(p)	30,000	30,150
Transportation – 0.1%
Genesee & Wyoming, Inc., Initial Term Loan, 4/10/31(p)	180,000	180,011
Transportation & Logistics – 0.4%
Brown Group Holding LLC, Incremental Term B-2 Facility,
(3M USD CME Term SOFR + 3.00%, 0.50% Floor), 8.34%, 7/02/29	6,711	6,715
(3M USD CME Term SOFR + 3.00%, 0.50% Floor), 8.33%, 7/02/29	14,142	14,151
(3M USD CME Term SOFR + 3.00%, 0.50% Floor), 8.32%, 7/02/29	8,921	8,927

Brown Group Holding LLC, Initial Term Loan, (1M USD CME Term SOFR + 2.75%, 0.50% Floor), 8.17%, 6/07/28	302,515	302,470

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Transportation & Logistics (Continued)

United AirLines, Inc., Class B Term Loan, (3M USD CME Term SOFR + 2.75%), 8.08%, 2/22/31	$180,000	$ 180,506
WWEX UNI TopCo Holdings LLC, Initial Term Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.57%, 7/26/28	242,301	239,299
		752,068
Total Term Loans (Cost $17,344,981)		16,707,235

	Number of Shares
Investment Companies – 10.9%
Schwab Short-Term U.S. Treasury ETF	204,234	9,772,597
Vanguard Intermediate-Term Treasury ETF	66,246	3,788,608
Vanguard Long-Term Treasury ETF(h)	130,973	7,276,860
Total Investment Companies (Cost $23,558,098)		20,838,065

	Par (a)/Number of Shares
Short-Term Investments – 6.7%
Corporate Bonds – 0.6%
American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 2/15/25	91,140	89,848

DISH DBS Corp., 5.88%, 11/15/24(h)	300,000	282,594

Las Vegas Sands Corp., 3.20%, 8/08/24	250,000	247,591

Occidental Petroleum Corp., 2.90%, 8/15/24	90,000	89,128

Plains All American Pipeline L.P., (3M CME Term SOFR + 4.37%), 9.68%, 6/03/24(c)(j)	180,000	177,966

QVC, Inc., 4.45%, 2/15/25	280,000	271,855
		1,158,982
Foreign Issuer Bonds – 0.7%
Credit Suisse A.G.,
4.75%, 8/09/24	260,000	259,343
	Par (a)/Number of Shares	Value
Foreign Issuer Bonds (Continued)
Credit Suisse A.G.,
7.95%, 1/09/25	250,000	$ 253,365

Global Aircraft Leasing Co. Ltd., (100% Cash), 6.50%, 9/15/24(b)(l)	258,090	244,146

Petrobras Global Finance B.V., 5.30%, 1/27/25	150,000	148,884

Turk Telekomunikasyon AS, 6.88%, 2/28/25(b)	250,000	249,375

Wynn Macau Ltd., 4.88%, 10/01/24(b)	280,000	277,724
		1,432,837
Money Market Funds – 5.4%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 5.37%(r)(s)	5,081,368	5,081,368

Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(r)	5,262,505	5,262,505
		10,343,873
Total Short-Term Investments (Cost $12,912,197)		12,935,692

Number of Contracts		Notional Amount
Purchased Options – 0.0%(e)
Put Options - Over the Counter – 0.0%(e)
Brazilian Real vs. U.S. Dollar, Strike Price BRL 1.13, Expires 6/14/24, Counterparty: Goldman Sachs	1	295,000	2,167
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.19, Expires 6/17/24, Counterparty: Citibank	1	214,666	2,819
Total Purchased Options (Premiums Paid $5,502)			4,986

Total Investments – 103.1% (Cost $193,768,125)	197,456,210
Total Written Options — 0.0%(e) (Premiums Received $1,778)	(1,111)
Liabilities less Other Assets – (3.1)%(t)	(5,944,713)
NET ASSETS – 100.0%	$191,511,497

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $45,779,842 or 23.90% of net assets.
(c)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(d)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2024.
(e)	Amount rounds to less than 0.05%.
(f)	Security sold outside United States without registration under the Securities Act of 1933.
(g)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(h)	Security either partially or fully on loan. (See Note 7).
(i)	Zero coupon bond.
(j)	Perpetual bond. Maturity date represents next call date.
(k)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2024 is disclosed.
(l)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(m)	Investment is valued using significant unobservable inputs (Level 3).
(n)	Step coupon bond. Rate as of April 30, 2024 is disclosed.
(o)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2024 is disclosed.
(p)	Position is unsettled. Contract rate was not determined at April 30, 2024 and does not take effect until settlement date.
(q)	Unfunded loan commitment. As of April 30, 2024, total value of unfunded loan commitment is $294,378.
(r)	7-day current yield as of April 30, 2024 is disclosed.
(s)	Security purchased with the cash proceeds from securities loaned. (See Note 7).
(t)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap and written options contracts.
*	Non-Income Producing Security

Abbreviations:

1M	1 Month
1Y	1 Year
3M	3 Month
5Y	5 Year
6M	6 Month
10Y	10 Year
30D	30 Day
ABS	Asset-Backed Security
ADR	American Depositary Receipt
AUD	Australian Dollar
BANXICO	Banco de Mexico
BRL	Brazilian Real
BZDIO	Brazil Interbank Rate
CDI	CREST Depository Interest
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
CR	Custody Receipt
ETF	Exchange-Traded Fund
EUR	Euro
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GBP	British Pound
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
INR	Indian Rupee
JMD	Jamaica Dollar
JSC	Joint Stock Company
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
MTN	Medium Term Note
MXN	Mexican Peso
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
SOFR	United States Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
TIIE	Tasa de Interés Interbancaria de Equilibrio
ULC	Unlimited Liability Corporation
USD	United States Dollar
UYU	Uruguay Peso
Concentration by Currency (%)(a)
U.S. Dollar	69.8
Euro	7.2
All other currencies less than 5%	23.0
Total	100.0
(a) Percentages shown are based on Net Assets.

Country Diversification (%)(a)
United States	59.8
All other countries less than 5%(b)	40.2
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Futures Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	20	6/06/2024	EUR	2,776,428	$ (50,677)
10-Year Australian Treasury Bond	8	6/17/2024	AUD	583,178	(21,119)
10-Year U.S. Treasury Note	3	6/18/2024	USD	322,313	(11,531)
U.S. Treasury Long Bond	43	6/18/2024	USD	4,893,937	(196,802)
Ultra U.S. Treasury Bond	9	6/18/2024	USD	1,076,062	(67,836)
Long Gilt	14	6/26/2024	GBP	1,675,547	(53,553)
2-Year U.S. Treasury Note	65	6/28/2024	USD	13,172,656	(142,273)
5-Year U.S. Treasury Note	86	6/28/2024	USD	9,007,828	(167,717)
3-Month SONIA	13	9/18/2024	GBP	3,854,331	21,431
CME 3-Month SOFR	17	3/18/2025	USD	4,034,950	(71,525)
Total Long Contracts					$(761,602)
Short Contracts
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
Futures Contracts outstanding at April 30, 2024: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
CME 3-Month SOFR	(7)	6/18/2024	USD	1,656,463	$ (1,412)
Ultra 10-Year U.S. Treasury Note	(8)	6/18/2024	USD	881,750	34,406
Total Short Contracts					$ 32,994
					$(728,608)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

7/19/24	U.S. Dollars	208,307	Mexican Pesos	3,466,403	JPMorgan Chase	$ 8,605
5/03/24	U.S. Dollars	391,013	Brazilian Reals	2,009,066	Morgan Stanley	4,206
7/19/24	U.S. Dollars	948,338	British Pounds	756,165	Citibank	3,043
7/19/24	British Pounds	150,000	U.S. Dollars	185,946	Citibank	1,571
5/03/24	Brazilian Reals	429,332	U.S. Dollars	81,404	Citibank	1,256
7/19/24	U.S. Dollars	130,976	Australian Dollars	200,000	Citibank	1,109
7/19/24	Euro	260,000	U.S. Dollars	277,631	Citibank	836
7/19/24	U.S. Dollars	150,772	Euro	140,000	Citibank	828
7/19/24	Canadian Dollars	420,000	U.S. Dollars	304,941	Morgan Stanley	567
5/03/24	U.S. Dollars	83,014	Brazilian Reals	429,332	Citibank	354
5/03/24	Brazilian Reals	200,000	U.S. Dollars	38,227	Morgan Stanley	279
7/19/24	Mexican Pesos	490,000	U.S. Dollars	28,008	Morgan Stanley	221
6/17/24	U.S. Dollars	114,000	Brazilian Reals	594,111	Goldman Sachs	120
7/19/24	Canadian Dollars	270,000	U.S. Dollars	196,337	BNP Paribas	61
Total Unrealized Appreciation						$ 23,056

7/19/24	U.S. Dollars	404,264	Chinese Offshore Yuan	2,920,000	JPMorgan Chase	$ —*
7/19/24	Canadian Dollars	2,946	U.S. Dollars	2,155	Morgan Stanley	(12)
7/19/24	U.S. Dollars	124,954	British Pounds	100,000	Citibank	(58)
7/19/24	Japanese Yen	4,025,808	U.S. Dollars	26,928	BNP Paribas	(1,084)
7/19/24	U.S. Dollars	301,344	Indonesian Rupiahs	4,930,887,408	JPMorgan Chase	(1,147)
6/18/24	U.S. Dollars	84,435	Brazilian Reals	446,600	Citibank	(1,160)
5/03/24	Brazilian Reals	1,809,066	U.S. Dollars	349,480	Morgan Stanley	(1,178)
7/19/24	U.S. Dollars	1,039,847	Euro	973,000	Goldman Sachs	(2,266)
7/19/24	Norwegian Kroner	4,261,171	U.S. Dollars	390,299	BNP Paribas	(5,905)
7/19/24	Mexican Pesos	3,790,000	U.S. Dollars	224,687	JPMorgan Chase	(6,342)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
7/19/24	Australian Dollars	2,008,982	U.S. Dollars	1,312,797	Citibank	$ (8,295)
7/19/24	Brazilian Reals	5,629,199	U.S. Dollars	1,099,674	Morgan Stanley	(24,306)
Total Unrealized Depreciation						$ (51,753)
Net Unrealized Depreciation						$(28,697)

*Amount rounds to less than one dollar.

Written Put Option Contracts outstanding at April 30, 2024: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Mexican Peso vs. U.S. Dollar	Citibank	1	USD	313,555	MXN	16.80	6/04/2024	$ (1,111)
Total Written OTC Put Options Contracts (Premiums Received $1,778)								$(1,111)

Interest Rate Swap Contracts outstanding at April 30, 2024: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN-TIIE-BANXICO (Monthly)	8.97% (Monthly)	3/01/2030	MXN	27,411,000	$ (51,171)	$—	$ (51,171)
Total					$(51,171)	$—	$(51,171)

Interest Rate Swap Contracts outstanding at April 30, 2024: Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BRL BZDIO (At Maturity)	10.26% (At Maturity)	JPMorgan Chase	1/02/2029	BRL	4,416,982	$ (43,977)	$—	$ (43,977)
Total						$(43,977)	$—	$(43,977)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
Credit Default Swap Contracts outstanding - Buy Protection as of April 30, 2024:
Centrally Cleared
Reference Obligation	Fixed Deal Pay Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Macy's Retail Holdings LLC, 4.50%, Due: 12/15/2034 (Pay Quarterly)	1.00%	12/20/2028	USD	59,300	$4,899	$7,340	$ (2,441)
Total					$4,899	$7,340	$(2,441)

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2024: Centrally Cleared

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Nordstorm, Inc., 6.95%, Due: 3/15/2028 (Pay Quarterly)	3.71%	1.00%	12/20/2028	USD	59,300	$ (6,137)	$ (7,905)	$1,768
Total						$(6,137)	$(7,905)	$1,768

Total Return Swap Contracts outstanding as of April 30, 2024:
Over the Counter
Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2-Day USD SOFR (Quarterly)		JPMorgan Chase	8/1/2024	USD	374,000	$—	$—	$—
Total						$—	$—	$—
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 7,537,999	$ —	$ 7,537,999
Common Stocks	53,428,330	30,400,403	—*	83,828,733
Convertible Bonds	—	341,522	—	341,522
Convertible Preferred Stocks	—	120,127	—	120,127
Corporate Bonds	—	21,770,254	475,200	22,245,454
Foreign Government Inflation-Linked Bonds	—	55,546	—	55,546
Foreign Issuer Bonds	—	13,139,982	—	13,139,982
Master Limited Partnerships	6,926,270	—	—	6,926,270
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Income Fund
Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Mortgage-Backed Securities	$ —	$ 12,774,599	$ —	$ 12,774,599
Term Loans	—	16,707,235	—	16,707,235
Investment Companies	20,838,065	—	—	20,838,065
Short-Term Investments	10,343,873	2,591,819	—	12,935,692
Purchased Options	—	4,986	—	4,986
Total Investments	$91,536,538	$105,444,472	$475,200	$197,456,210

*Includes securities determined to have no value as of April 30, 2024.

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 55,837	$ —	$—	$ 55,837
Forward Foreign Currency Exchange Contracts	—	23,056	—	23,056
Swap Agreements	—	4,899	—	4,899
Total Assets - Derivative Financial Instruments	$ 55,837	$ 27,955	$—	$ 83,792
Liabilities:
Futures Contracts	$(784,445)	$ —	$—	$(784,445)
Forward Foreign Currency Exchange Contracts	—	(51,753)	—	(51,753)
Written Options	—	(1,111)	—	(1,111)
Swap Agreements	—	(101,285)	—	(101,285)
Total Liabilities - Derivative Financial Instruments	$(784,445)	$(154,149)	$—	$(938,594)
Net Derivative Financial Instruments	$(728,608)	$(126,194)	$—	$(854,802)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Total Return Bond Fund
	Par (a)	Value
Long Positions – 107.2%
Asset-Backed Securities – 3.8%
Other – 3.7%
522 Funding CLO Ltd., Series 2020-6A, Class A1R, (3M CME Term SOFR + 1.41%, 1.15% Floor), 6.74%, 10/23/34(b)(c)	$610,000	$611,042
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M CME Term SOFR + 2.21%, 1.95% Floor), 7.54%, 1/20/32(b)(c)	392,405	391,984
AGL CLO 13 Ltd., Series 2021-13A, Class A1, (3M CME Term SOFR + 1.42%, 1.16% Floor), 6.75%, 10/20/34(b)(c)	250,000	250,448
AIMCO CLO, Series 2017-AA, Class AR, (3M CME Term SOFR + 1.31%, 1.05% Floor), 6.64%, 4/20/34(b)(c)	270,000	269,869
Allegro CLO VII Ltd., Series 2018-1A, Class A, (3M CME Term SOFR + 1.36%, 1.10% Floor), 6.69%, 6/13/31(b)(c)	195,684	195,775
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3M CME Term SOFR + 1.51%, 1.25% Floor), 6.84%, 11/02/30(b)(c)	153,797	153,891
Ares Loan Funding IV Ltd., Series 2023-ALF4A, Class A1, (3M CME Term SOFR + 1.75%, 1.75% Floor), 7.08%, 10/15/36(b)(c)	480,000	484,529
Ares LXIII CLO Ltd., Series 2022-63A, Class A1A, (3M CME Term SOFR + 1.38%, 1.38% Floor), 6.70%, 4/20/35(b)(c)	540,000	539,687
ARES XLIV CLO Ltd., Series 2017-44A, Class A1R, (3M CME Term SOFR + 1.34%, 1.08% Floor), 6.67%, 4/15/34(b)(c)	460,000	459,627
Atrium IX, Series 9A, Class AR2, (3M CME Term SOFR + 1.25%, 0.99% Floor), 6.59%, 5/28/30(b)(c)	511,388	511,533
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A, 1.38%, 8/20/27(b)	770,000	702,138
	Par (a)	Value
Other (Continued)
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3M CME Term SOFR + 1.35%), 6.68%, 4/20/31(b)(c)	$200,214	$200,328
Birch Grove CLO 7 Ltd., Series 2023-7A, Class A1, (3M CME Term SOFR + 1.80%, 1.80% Floor), 7.18%, 10/20/36(b)(c)	270,000	271,792
Birch Grove CLO 8 Ltd., Series 2024-8A, Class A1, (3M CME Term SOFR + 1.63%, 1.63% Floor), 6.93%, 4/20/37(b)(c)	210,000	211,239
BlueMountain CLO Ltd.,
Series 2013-2A, Class A1R, (3M CME Term SOFR + 1.44%), 6.77%, 10/22/30(b)(c)	112,200	112,203
Series 2015-3A, Class A1R, (3M CME Term SOFR + 1.26%), 6.59%, 4/20/31(b)(c)	196,313	196,381

BlueMountain Fuji U.S. CLO I Ltd., Series 2017-1A, Class A1R, (3M CME Term SOFR + 1.24%, 0.98% Floor), 6.57%, 7/20/29(b)(c)	177,208	177,292
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3M CME Term SOFR + 1.26%), 6.59%, 10/20/30(b)(c)	181,917	182,036
Brightwood Capital MM CLO Ltd., Series 2023-1A, Class A1A, (3M CME Term SOFR + 2.75%, 2.75% Floor), 8.08%, 10/15/35(b)(c)	320,000	321,895
Carbone CLO Ltd., Series 2017-1A, Class A1, (3M CME Term SOFR + 1.40%), 6.73%, 1/20/31(b)(c)	178,747	179,037
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-1A, Class A1R2, (3M CME Term SOFR + 1.23%, 0.97% Floor), 6.55%, 4/17/31(b)(c)	175,771	175,771

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-2RA, Class A1, (3M CME Term SOFR + 1.31%), 6.62%, 5/15/31(b)(c)	$600,905	$602,045
Series 2014-3RA, Class A1A, (3M CME Term SOFR + 1.31%), 6.64%, 7/27/31(b)(c)	354,267	354,382

Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.75%, 2/25/46(b)	110,101	93,283
Cayuga Park CLO Ltd., Series 2020-1A, Class AR, (3M CME Term SOFR + 1.38%, 1.38% Floor), 6.70%, 7/17/34(b)(c)	690,000	691,857
CIFC Funding Ltd.,
Series 2013-3RA, Class A1, (3M CME Term SOFR + 1.24%, 0.98% Floor), 6.56%, 4/24/31(b)(c)	204,722	205,064
Series 2014-2RA, Class A1, (3M CME Term SOFR + 1.31%, 1.05% Floor), 6.63%, 4/24/30(b)(c)	127,541	127,757
Series 2015-3A, Class AR, (3M CME Term SOFR + 1.13%), 6.46%, 4/19/29(b)(c)	107,235	107,166
Series 2017-4A, Class A1R, (3M CME Term SOFR + 1.21%, 0.95% Floor), 6.53%, 10/24/30(b)(c)	158,444	158,634
Series 2017-5A, Class A1, (3M CME Term SOFR + 1.44%), 6.76%, 11/16/30(b)(c)	177,860	178,053

Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A, (1M CME Term SOFR + 3.86%, 3.75% Floor), 9.18%, 7/25/37(c)	500,000	467,695
CLI Funding VIII LLC, Series 2023-1A, Class A, 6.31%, 6/18/48(b)	278,604	276,070
Dewolf Park CLO Ltd., Series 2017-1A, Class AR, (3M CME Term SOFR + 1.18%, 0.90% Floor), 6.51%, 10/15/30(b)(c)	210,342	210,447
	Par (a)	Value
Other (Continued)

Dryden 87 CLO Ltd., Series 2021-87A, Class A1, (3M CME Term SOFR + 1.36%, 1.10% Floor), 6.68%, 5/20/34(b)(c)	$770,000	$771,156
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3M CME Term SOFR + 1.16%), 6.49%, 4/15/29(b)(c)	165,875	166,058
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3M CME Term SOFR + 1.50%, 1.24% Floor), 6.83%, 4/15/33(b)(c)	290,000	290,152
Empower CLO Ltd., Series 2024-1, Class A1, (3M CME Term SOFR + 1.60%, 1.60% Floor), 6.91%, 4/25/37(b)(c)	220,000	220,046
Enterprise Fleet Financing LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(b)	292,946	292,309
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, (1M CME Term SOFR + 1.91%, 1.80% Floor), 7.24%, 10/25/33(c)	218,144	206,784
Series 2006-FF13, Class A1, (1M CME Term SOFR + 0.35%, 0.24% Floor), 5.67%, 10/25/36(c)	26,667	16,981
Series 2006-FF13, Class A2C, (1M CME Term SOFR + 0.43%, 0.32% Floor), 5.75%, 10/25/36(c)	15,559	9,736

Flatiron CLO 17 Ltd., Series 2017-1A, Class AR, (3M CME Term SOFR + 1.24%, 0.98% Floor), 6.55%, 5/15/30(b)(c)	122,283	122,386
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85%, 8/15/35(b)	830,000	814,143
Generate CLO 2 Ltd., Series 2015-1A, Class AR, (3M CME Term SOFR + 1.41%, 1.15% Floor), 6.74%, 1/22/31(b)(c)	175,977	176,022

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)

GoldentTree Loan Management U.S. CLO 1 Ltd., Series 2021-11A, Class A, (3M CME Term SOFR + 1.39%, 1.13% Floor), 6.72%, 10/20/34(b)(c)	$300,000	$300,318
Golub Capital Partners CLO Ltd., Series 2015-25A, Class AR, (3M CME Term SOFR + 1.64%, 1.38% Floor), 6.91%, 5/05/30(b)(c)	162,873	162,974
GSAA Home Equity Trust, Series 2006-4, Class 1A1, 4.19%, 3/25/36(d)	43,388	28,767
Hardee's Funding LLC, Series 2021-1A, Class A2, 2.87%, 6/20/51(b)	408,450	342,118
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/25(b)	630,000	617,210
Series 2021-1A, Class C, 2.05%, 12/26/25(b)	420,000	411,588

Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	428,742	349,958
JGWPT XXXIII LLC, Series 2014-3A, Class A, 3.50%, 6/15/77(b)	628,068	540,642
KKR CLO 32 Ltd., Series 32A, Class A1, (3M CME Term SOFR + 1.58%, 1.32% Floor), 6.91%, 1/15/32(b)(c)	143,357	143,409
Logan CLO I Ltd., Series 2021-1A, Class AR1, (3M CME Term SOFR + 1.52%, 1.52% Floor), 6.84%, 4/20/37(b)(e)	230,000	230,000
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3, (1M CME Term SOFR + 0.41%, 0.30% Floor), 5.73%, 7/25/36(c)	721,670	271,302
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3M CME Term SOFR + 1.21%, 0.95% Floor), 6.54%, 4/19/30(b)(c)	170,148	170,265
	Par (a)	Value
Other (Continued)

Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3M CME Term SOFR + 1.20%, 0.94% Floor), 6.53%, 10/21/30(b)(c)	$479,283	$479,441
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3M CME Term SOFR + 1.23%, 0.97% Floor), 6.56%, 7/27/31(b)(c)	239,511	239,757
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, (3M CME Term SOFR + 1.01%, 1.01% Floor), 6.34%, 4/15/29(b)(c)	183,905	183,989
Magnetite VII Ltd., Series 2016-17A, Class AR2, (3M CME Term SOFR + 1.50%, 1.50% Floor), 6.82%, 4/20/37(b)(c)	320,000	320,000
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC5, Class M1, (1M CME Term SOFR + 1.04%, 0.93% Floor), 6.36%, 7/25/35(c)	142,701	140,196
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3M CME Term SOFR + 1.86%, 1.60% Floor), 7.19%, 10/20/30(b)(c)	250,000	250,379
Navient Student Loan Trust,
Series 2017-1A, Class A3, (30D Average SOFR + 1.26%), 6.59%, 7/26/66(b)(c)	175,000	176,291
Series 2017-2A, Class A, (30D Average SOFR + 1.16%), 6.49%, 12/27/66(b)(c)	83,646	83,578

NP SPE X L.P., Series 2021-1A, Class A1, 2.23%, 3/19/51(b)	775,881	703,012
OCP CLO Ltd., Series 2017-14A, Class A1A, (3M CME Term SOFR + 1.41%, 1.15% Floor), 6.73%, 11/20/30(b)(c)	177,624	177,593
Octagon 66 Ltd., Series 2022-1A, Class A1R, (3M CME Term SOFR + 1.75%, 1.75% Floor), 7.08%, 11/16/36(b)(c)	650,000	654,208

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
Octagon Investment Partners XXI Ltd.,
Series 2012-1A, Class AAR3, (3M CME Term SOFR + 1.26%, 1.00% Floor), 6.57%, 2/14/31(b)(c)	$260,000	$260,084
Series 2012-1A, Class AARR, (3M CME Term SOFR + 1.21%, 0.95% Floor), 6.54%, 7/15/29(b)(c)	488,419	488,569

OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3M CME Term SOFR + 1.30%, 1.30% Floor), 6.63%, 2/24/37(b)(c)	350,000	349,410
Option One Mortgage Loan Trust, Series 2004-3, Class M1, (1M CME Term SOFR + 0.89%, 0.78% Floor), 6.21%, 11/25/34(c)	70,651	69,134
PFS Financing Corp., Series 2021-B, Class A, 0.77%, 8/15/26(b)	910,000	897,205
Pikes Peak CLO 8, Series 2021-8A, Class B, (3M CME Term SOFR + 2.01%, 1.75% Floor), 7.34%, 7/20/34(b)(c)	570,000	571,525
Point Au Roche Park CLO Ltd., Series 2021-1A, Class A, (3M CME Term SOFR + 1.34%, 1.08% Floor), 6.67%, 7/20/34(b)(c)	620,000	619,640
PRPM LLC, Series 2022-1, Class A1, (Step to 6.72% on 3/25/25), 3.72%, 2/25/27(b)(f)	298,633	291,762
Rad CLO 22 Ltd., Series 2023-22A, Class A1, (3M CME Term SOFR + 1.83%, 1.83% Floor), 7.20%, 1/20/37(b)(c)	550,000	554,731
Regatta IX Funding Ltd., Series 2017-1A, Class B1R, (3M CME Term SOFR + 2.00%, 2.00% Floor), 7.32%, 4/17/37(b)(c)	360,000	360,000
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3, (1M CME Term SOFR + 0.85%, 0.74% Floor, 14.00% Cap), 6.17%, 8/25/35(c)	283,465	248,857
	Par (a)	Value
Other (Continued)

RR 3 Ltd., Series 2018-3A, Class A1R2, (3M CME Term SOFR + 1.35%, 1.09% Floor), 6.68%, 1/15/30(b)(c)	$149,951	$150,165
SBA Small Business Investment Cos., Series 2021-10A, Class 1, 1.67%, 3/10/31	209,195	180,509
Silver Rock CLO I Ltd., Series 2020-1A, Class AR, (3M CME Term SOFR + 1.78%, 1.78% Floor), 1.83%, 10/20/33(b)(c)	550,000	551,657
SLM Private Credit Student Loan Trust, Series 2006-B, Class A5, (3M CME Term SOFR + 0.53%), 5.86%, 12/15/39(c)	142,869	139,217
SMB Private Education Loan Trust,
Series 2020-A, Class A2A, 2.23%, 9/15/37(b)	128,012	119,454
Series 2021-A, Class A2B, 1.59%, 1/15/53(b)	427,924	377,170
Series 2021-E, Class A1A, 1.68%, 2/15/51(b)	120,587	108,801

Storm King Park CLO Ltd., Series 2022-1A, Class A1, (3M CME Term SOFR + 2.05%, 2.05% Floor), 7.38%, 10/15/35(b)(c)	250,000	252,995
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	550,814	455,715
Symphony CLO 40 Ltd., Series 2023-40A, Class A1, (3M CME Term SOFR + 1.64%, 1.64% Floor), 6.97%, 1/14/34(b)(c)	520,000	521,301
TCI-Symphony CLO Ltd., Series 2016-1A, Class AR2, (3M CME Term SOFR + 1.28%, 1.02% Floor), 6.61%, 10/13/32(b)(c)	221,153	221,501
Trinitas CLO XXV Ltd., Series 2023-25A, Class A1, (3M CME Term SOFR + 1.85%, 1.85% Floor), 7.18%, 1/23/37(b)(c)	180,000	181,450

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
United States Small Business Administration,
Series 2019-20D, Class 1, 2.98%, 4/01/39	$ 29,097	$ 25,788
Series 2019-25G, Class 1, 2.69%, 7/01/44	50,057	42,432
Voya CLO Ltd.,
Series 2017-3A, Class A1R, (3M CME Term SOFR + 1.30%), 6.63%, 4/20/34(b)(c)	230,000	230,119
Series 2018-2A, Class A1, (3M CME Term SOFR + 1.26%, 1.00% Floor), 6.59%, 7/15/31(b)(c)	410,537	410,805

Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3M CME Term SOFR + 1.48%, 1.22% Floor), 6.80%, 10/24/34(b)(c)	290,000	290,432
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3M CME Term SOFR + 1.48%, 1.22% Floor), 6.81%, 10/15/34(b)(c)	420,000	420,555
Woodmont Trust, Series 2023-12A, Class A1A, (3M CME Term SOFR + 2.50%), 7.82%, 7/25/31(b)(c)	441,045	446,288
		29,970,989
Specialty Finance – 0.1%
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3, (90D Average SOFR + 1.26%), 6.61%, 10/27/36(c)	111,951	111,957
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1M CME Term SOFR + 4.86%), 10.19%, 10/15/41(b)(c)	187,629	201,378
Whitebox CLO IV Ltd., Series 2023-4A, Class A1, (3M CME Term SOFR + 2.15%, 2.15% Floor), 7.47%, 4/20/36(b)(c)	540,000	545,224
		858,559
Total Asset-Backed Securities (Cost $31,540,463)		30,829,548
	Par (a)	Value

Corporate Bonds – 16.9%
Aerospace & Defense – 0.8%
Boeing (The) Co.,
4.88%, 5/01/25	$170,000	$167,889
2.20%, 2/04/26	330,000	307,816
3.10%, 5/01/26	40,000	37,680
2.70%, 2/01/27	30,000	27,343
2.80%, 3/01/27	40,000	36,452
3.20%, 3/01/29	110,000	96,155
5.15%, 5/01/30	110,000	104,037
3.25%, 2/01/35	10,000	7,534
3.75%, 2/01/50	40,000	25,789
6.86%, 5/01/54(b)	150,000	150,406
3.95%, 8/01/59	99,000	61,872
5.93%, 5/01/60	63,000	55,067
7.01%, 5/01/64(b)	90,000	90,082
General Dynamics Corp.,
4.25%, 4/01/40	10,000	8,605
4.25%, 4/01/50	70,000	57,731

Huntington Ingalls Industries, Inc., 2.04%, 8/16/28	41,000	35,349
L3Harris Technologies, Inc.,
4.40%, 6/15/28	167,000	160,006
1.80%, 1/15/31	321,000	253,813
5.25%, 6/01/31	233,000	227,069
5.40%, 7/31/33	21,000	20,456
5.35%, 6/01/34	590,000	570,120
4.85%, 4/27/35	60,000	55,540
Lockheed Martin Corp.,
1.85%, 6/15/30	40,000	32,934
3.90%, 6/15/32	90,000	82,134
3.60%, 3/01/35	100,000	85,589
4.15%, 6/15/53	390,000	308,802
5.20%, 2/15/64	50,000	46,420
Northrop Grumman Corp.,
3.25%, 1/15/28	280,000	260,683
4.70%, 3/15/33	100,000	94,758
4.03%, 10/15/47	100,000	77,474
5.25%, 5/01/50	614,000	572,083
4.95%, 3/15/53	39,000	34,611
RTX Corp.,
6.70%, 8/01/28(g)	363,000	381,098
7.00%, 11/01/28	168,000	176,272
4.13%, 11/16/28(g)	160,000	152,043
5.75%, 1/15/29	603,000	612,505
2.25%, 7/01/30	100,000	83,385
6.00%, 3/15/31	150,000	153,781
6.10%, 3/15/34	483,000	499,282
5.40%, 5/01/35	51,000	49,945
4.50%, 6/01/42	30,000	25,489
4.15%, 5/15/45	150,000	118,244

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Aerospace & Defense (Continued)
RTX Corp.,
4.63%, 11/16/48	$ 40,000	$ 33,664
3.13%, 7/01/50	120,000	77,115
3.03%, 3/15/52(g)	252,000	156,766

Textron, Inc., 3.90%, 9/17/29	39,000	35,911
		6,707,799
Apparel & Textile Products – 0.0%(h)
NIKE, Inc.,
2.75%, 3/27/27(g)	100,000	93,746
2.85%, 3/27/30(g)	100,000	88,326
3.25%, 3/27/40	50,000	38,295
3.38%, 3/27/50	10,000	7,098
		227,465
Asset Management – 0.1%
Charles Schwab (The) Corp.,
5.88%, 8/24/26	350,000	353,289
(SOFR + 2.01%), 6.14%, 8/24/34(i)	70,000	70,979

Nuveen LLC, 4.00%, 11/01/28(b)	100,000	95,032
Vanguard Group (The), Inc., 3.05%, 8/22/50(j)	170,000	102,090
		621,390
Automotive – 0.1%
Ford Motor Co., 6.10%, 8/19/32	180,000	176,566
Ford Motor Credit Co. LLC, 7.12%, 11/07/33	298,000	310,077
General Motors Co.,
5.60%, 10/15/32(g)	60,000	58,964
6.60%, 4/01/36	10,000	10,290
5.95%, 4/01/49(g)	10,000	9,403
General Motors Financial Co., Inc.,
6.10%, 1/07/34	71,000	70,535
5.95%, 4/04/34	133,000	130,089
		765,924
Banking – 2.8%
Bank of America Corp.,
(SOFR + 1.15%), 1.32%, 6/19/26(i)	1,090,000	1,035,823
(SOFR + 1.58%), 4.38%, 4/27/28(i)	430,000	415,613
(3M CME Term SOFR + 1.63%), 3.59%, 7/21/28(i)	160,000	150,396
(3M CME Term SOFR + 1.30%), 3.42%, 12/20/28(i)	600,000	556,134
	Par (a)	Value
Banking (Continued)
Bank of America Corp.,
(SOFR + 1.63%), 5.20%, 4/25/29(i)	$ 367,000	$ 361,320
(SOFR + 1.57%), 5.82%, 9/15/29(g)(i)	883,000	888,195
(3M CME Term SOFR + 1.47%), 3.97%, 2/07/30(i)	620,000	576,282
(SOFR + 2.15%), 2.59%, 4/29/31(i)	990,000	832,570
(SOFR + 1.53%), 1.90%, 7/23/31(i)	200,000	160,055
(SOFR + 1.21%), 2.57%, 10/20/32(i)	270,000	217,813
(SOFR + 1.33%), 2.97%, 2/04/33(i)	1,349,000	1,113,677
(SOFR + 1.84%), 5.87%, 9/15/34(i)	837,000	838,522
(SOFR + 1.65%), 5.47%, 1/23/35(i)	152,000	147,815
5.00%, 1/21/44	170,000	156,346
(3M CME Term SOFR + 1.78%), 4.33%, 3/15/50(i)	30,000	24,226
(3M CME Term SOFR + 3.41%), 4.08%, 3/20/51(i)	330,000	255,445
Citigroup, Inc.,
5.50%, 9/13/25(g)	90,000	89,776
(SOFR + 2.84%), 3.11%, 4/08/26(i)	80,000	77,953
(SOFR + 0.77%), 1.12%, 1/28/27(i)	138,000	127,354
(SOFR + 1.89%), 4.66%, 5/24/28(i)	70,000	68,276
(3M CME Term SOFR + 1.41%), 3.52%, 10/27/28(i)	912,000	850,884
(3M CME Term SOFR + 1.45%), 4.08%, 4/23/29(i)	150,000	141,726
(SOFR + 1.36%), 5.17%, 2/13/30(g)(i)	209,000	204,395
(3M CME Term SOFR + 1.60%), 3.98%, 3/20/30(i)	603,000	558,698
(SOFR + 1.15%), 2.67%, 1/29/31(i)	42,000	35,669
(SOFR + 3.91%), 4.41%, 3/31/31(i)	290,000	270,700
(SOFR + 2.11%), 2.57%, 6/03/31(i)	270,000	225,870
(SOFR + 1.35%), 3.06%, 1/25/33(i)	344,000	284,501
(SOFR + 1.94%), 3.79%, 3/17/33(i)	397,000	344,939

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Banking (Continued)
Citigroup, Inc.,
(SOFR + 2.09%), 4.91%, 5/24/33(i)	$210,000	$197,086
(SOFR + 2.34%), 6.27%, 11/17/33(g)(i)	459,000	470,985
8.13%, 7/15/39	280,000	341,755
4.65%, 7/23/48	30,000	25,618
JPMorgan Chase & Co.,
(SOFR + 1.85%), 2.08%, 4/22/26(i)	200,000	192,824
(SOFR + 0.89%), 1.58%, 4/22/27(i)	410,000	378,345
(SOFR + 1.33%), 6.07%, 10/22/27(i)	35,000	35,412
3.63%, 12/01/27	190,000	179,039
(3M CME Term SOFR + 1.60%), 3.78%, 2/01/28(i)	37,000	35,300
(SOFR + 0.93%), 5.57%, 4/22/28(i)	35,000	34,972
(SOFR + 1.45%), 5.30%, 7/24/29(i)	233,000	230,513
(SOFR + 1.57%), 6.09%, 10/23/29(i)	216,000	220,408
(3M CME Term SOFR + 1.59%), 4.45%, 12/05/29(i)	320,000	306,227
(SOFR + 1.31%), 5.01%, 1/23/30(i)	109,000	106,355
(SOFR + 1.75%), 4.57%, 6/14/30(i)	427,000	408,125
(3M CME Term SOFR + 1.51%), 2.74%, 10/15/30(i)	41,000	35,552
(SOFR + 2.04%), 2.52%, 4/22/31(i)	510,000	430,433
(3M CME Term SOFR + 1.11%), 1.76%, 11/19/31(g)(i)	320,000	253,121
(3M CME Term SOFR + 1.25%), 2.58%, 4/22/32(i)	484,000	398,262
(SOFR + 1.18%), 2.55%, 11/08/32(i)	130,000	105,471
(SOFR + 1.49%), 5.77%, 4/22/35(i)	632,000	632,423
4.95%, 6/01/45	60,000	54,537
(SOFR + 2.44%), 3.11%, 4/22/51(i)	50,000	32,728
PNC Financial Services Group (The), Inc.,
(SOFR + 1.32%), 5.81%, 6/12/26(i)	80,000	80,016
(SOFR + 1.84%), 5.58%, 6/12/29(g)(i)	150,000	149,326
	Par (a)	Value
Banking (Continued)

Truist Financial Corp., (SOFR + 2.05%), 6.05%, 6/08/27(i)	$ 160,000	$ 160,847
U.S. Bancorp,
1.45%, 5/12/25	190,000	182,267
(SOFR + 0.73%), 2.22%, 1/27/28(i)	30,000	27,413
(SOFR + 2.02%), 5.78%, 6/12/29(i)	170,000	170,336
(SOFR + 2.26%), 5.84%, 6/12/34(i)	60,000	59,307
Wells Fargo & Co.,
(SOFR + 2.00%), 2.19%, 4/30/26(i)	570,000	549,559
3.00%, 10/23/26	80,000	75,247
4.30%, 7/22/27	270,000	260,144
(SOFR + 1.07%), 5.71%, 4/22/28(i)	448,000	448,311
(3M CME Term SOFR + 1.57%), 3.58%, 5/22/28(i)	300,000	282,404
(SOFR + 2.10%), 2.39%, 6/02/28(i)	130,000	118,190
4.15%, 1/24/29	230,000	217,653
(SOFR + 1.74%), 5.57%, 7/25/29(i)	255,000	254,186
(SOFR + 1.79%), 6.30%, 10/23/29(i)	338,000	346,267
(SOFR + 1.50%), 5.20%, 1/23/30(g)(i)	72,000	70,598
(3M CME Term SOFR + 1.43%), 2.88%, 10/30/30(i)	250,000	217,010
(3M CME Term SOFR + 4.03%), 4.48%, 4/04/31(i)	300,000	281,895
(SOFR + 1.50%), 3.35%, 3/02/33(i)	80,000	67,533
(SOFR + 2.06%), 6.49%, 10/23/34(i)	619,000	644,461
(SOFR + 1.78%), 5.50%, 1/23/35(i)	189,000	183,592
4.40%, 6/14/46	330,000	261,158
4.75%, 12/07/46	130,000	108,559
(3M CME Term SOFR + 4.50%), 5.01%, 4/04/51(i)	1,650,000	1,465,495
		22,798,238
Beverages – 0.0%(h)
Coca-Cola (The) Co., 2.50%, 6/01/40	50,000	34,340
Constellation Brands, Inc., 4.35%, 5/09/27	130,000	125,871

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Beverages (Continued)
PepsiCo, Inc.,
2.63%, 3/19/27	$ 10,000	$ 9,332
1.63%, 5/01/30	40,000	32,807
		202,350
Biotechnology & Pharmaceuticals – 0.8%
AbbVie, Inc.,
3.60%, 5/14/25	40,000	39,241
2.95%, 11/21/26	100,000	94,423
4.80%, 3/15/29(g)	180,000	176,720
3.20%, 11/21/29	480,000	432,983
4.95%, 3/15/31	70,000	68,661
5.05%, 3/15/34	760,000	741,136
4.55%, 3/15/35	298,000	276,686
4.50%, 5/14/35	38,000	35,077
4.30%, 5/14/36	59,000	53,109
4.88%, 11/14/48(g)	20,000	18,082
4.25%, 11/21/49	350,000	285,991
Amgen, Inc.,
5.25%, 3/02/30(g)	790,000	783,034
4.40%, 5/01/45	20,000	16,413
4.40%, 2/22/62	259,000	198,933
5.75%, 3/02/63	413,000	394,486
Bristol-Myers Squibb Co.,
3.40%, 7/26/29	65,000	59,589
5.10%, 2/22/31	126,000	123,971
5.20%, 2/22/34	280,000	274,202
4.55%, 2/20/48	60,000	50,594
3.70%, 3/15/52	49,000	35,253
5.55%, 2/22/54	135,000	130,291
5.65%, 2/22/64	40,000	38,285
Eli Lilly & Co.,
4.70%, 2/09/34	250,000	239,331
5.00%, 2/09/54	30,000	27,898
5.10%, 2/09/64	190,000	176,396
Gilead Sciences, Inc.,
2.60%, 10/01/40	92,000	61,568
4.80%, 4/01/44	380,000	333,912
4.75%, 3/01/46	120,000	104,003
Johnson & Johnson,
3.63%, 3/03/37	70,000	59,300
2.10%, 9/01/40	260,000	169,462
Merck & Co., Inc.,
1.45%, 6/24/30	70,000	56,404
2.75%, 12/10/51	250,000	152,508
Pfizer Investment Enterprises Pte. Ltd.,
4.75%, 5/19/33	235,000	223,858
5.30%, 5/19/53	194,000	180,912
Pfizer, Inc.,
2.63%, 4/01/30	160,000	138,856
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
Pfizer, Inc.,
1.70%, 5/28/30	$100,000	$ 82,000
2.55%, 5/28/40	240,000	163,185
4.13%, 12/15/46	87,000	70,289
4.20%, 9/15/48	58,000	46,876
2.70%, 5/28/50(g)	180,000	111,885

Wyeth LLC, 6.50%, 2/01/34	32,000	34,461
		6,760,264
Cable & Satellite – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	130,000	128,220
4.20%, 3/15/28	90,000	83,716
5.05%, 3/30/29	640,000	604,466
4.40%, 4/01/33	400,000	341,529
5.38%, 4/01/38	60,000	49,710
3.50%, 6/01/41	300,000	191,941
3.50%, 3/01/42(g)	60,000	37,952
5.38%, 5/01/47	20,000	15,290
5.75%, 4/01/48	120,000	96,714
5.13%, 7/01/49	70,000	51,287
4.80%, 3/01/50	90,000	62,969
3.90%, 6/01/52(g)	843,000	506,978
3.95%, 6/30/62	595,000	337,816
5.50%, 4/01/63	110,000	81,785
Comcast Corp.,
3.95%, 10/15/25	10,000	9,785
3.15%, 3/01/26	50,000	48,164
3.30%, 4/01/27	50,000	47,414
4.15%, 10/15/28	520,000	497,941
2.65%, 2/01/30	41,000	35,544
3.40%, 4/01/30	70,000	63,053
4.25%, 10/15/30	390,000	366,215
1.50%, 2/15/31	45,000	35,265
4.40%, 8/15/35	69,000	62,188
3.25%, 11/01/39	20,000	14,820
3.75%, 4/01/40	180,000	142,645
3.40%, 7/15/46	20,000	14,018
4.00%, 8/15/47	30,000	22,893
3.97%, 11/01/47	140,000	106,149
4.00%, 3/01/48	20,000	15,304
4.00%, 11/01/49	170,000	128,950
3.45%, 2/01/50	60,000	41,213
2.80%, 1/15/51	190,000	113,317
2.89%, 11/01/51	120,000	72,572
2.45%, 8/15/52(g)	231,000	125,938
2.94%, 11/01/56	40,000	23,343
4.95%, 10/15/58	20,000	17,404

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Cable & Satellite (Continued)
Comcast Corp.,
2.65%, 8/15/62	$110,000	$ 57,748
2.99%, 11/01/63	270,000	153,592
Time Warner Cable LLC,
6.55%, 5/01/37	50,000	45,450
5.88%, 11/15/40	60,000	49,599
		4,900,897
Chemicals – 0.0%(h)
Eastman Chemical Co., 5.75%, 3/08/33	34,000	33,601
RPM International, Inc., 4.55%, 3/01/29	43,000	40,888
		74,489
Commercial Support Services – 0.0%(h)
Cintas Corp. No. 2,
3.70%, 4/01/27	20,000	19,230
4.00%, 5/01/32	120,000	109,627

Waste Connections, Inc., 5.00%, 3/01/34	140,000	133,819
Waste Management, Inc., 3.90%, 3/01/35	105,000	90,939
		353,615
Containers & Packaging – 0.0%(h)
Amcor Finance USA, Inc., 5.63%, 5/26/33	33,000	32,734
Diversified Industrials – 0.1%
3M Co.,
2.38%, 8/26/29	290,000	248,713
3.70%, 4/15/50	30,000	21,375

Emerson Electric Co., 2.80%, 12/21/51(g)	460,000	282,565
Honeywell International, Inc., 5.00%, 3/01/35	230,000	223,251
		775,904
E-Commerce Discretionary – 0.2%
Amazon.com, Inc.,
3.30%, 4/13/27	50,000	47,542
1.20%, 6/03/27	280,000	249,156
3.15%, 8/22/27	140,000	131,824
3.45%, 4/13/29(g)	110,000	102,697
1.50%, 6/03/30	70,000	57,108
2.10%, 5/12/31	80,000	65,838
3.60%, 4/13/32	320,000	288,552
3.88%, 8/22/37	200,000	172,020
2.50%, 6/03/50	700,000	414,572
4.25%, 8/22/57(g)	170,000	138,226
		1,667,535
	Par (a)	Value
Electric Utilities – 1.2%
AEP Texas, Inc.,
5.40%, 6/01/33	$149,000	$143,598
3.45%, 5/15/51	204,000	131,020
AEP Transmission Co. LLC,
5.15%, 4/01/34	201,000	193,417
3.80%, 6/15/49	308,000	224,310
3.15%, 9/15/49	225,000	144,738
Alabama Power Co.,
3.85%, 12/01/42	57,000	44,714
3.75%, 3/01/45	245,000	184,225

Ameren Illinois Co., 2.90%, 6/15/51	56,000	34,223
American Transmission Systems, Inc., 2.65%, 1/15/32(b)	60,000	48,512
Baltimore Gas and Electric Co.,
3.75%, 8/15/47	322,000	235,668
2.90%, 6/15/50	179,000	109,896
CenterPoint Energy Houston Electric LLC,
3.00%, 3/01/32	42,000	35,476
3.35%, 4/01/51	63,000	42,745

Cleveland Electric Illuminating (The) Co., 3.50%, 4/01/28(b)	100,000	92,103
Consolidated Edison Co. of New York, Inc.,
3.35%, 4/01/30	50,000	44,961
4.45%, 3/15/44	89,000	74,326
3.95%, 4/01/50	20,000	15,250
Consumers Energy Co.,
4.63%, 5/15/33	261,000	245,026
3.75%, 2/15/50	356,000	265,347

Dominion Energy South Carolina, Inc., 6.25%, 10/15/53	50,000	52,928
DTE Electric Co., 3.25%, 4/01/51	131,000	86,412
Duke Energy Carolinas LLC,
3.75%, 6/01/45	542,000	399,186
3.45%, 4/15/51	70,000	47,749
5.40%, 1/15/54	45,000	42,266
Duke Energy Florida LLC,
1.75%, 6/15/30(g)	109,000	88,434
3.00%, 12/15/51	241,000	148,343
5.95%, 11/15/52	169,000	170,114
6.20%, 11/15/53	43,000	44,784

Duke Energy Ohio, Inc., 5.55%, 3/15/54	39,000	36,816
Duke Energy Progress LLC,
3.70%, 9/01/28	38,000	35,647
3.45%, 3/15/29	80,000	73,711

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Electric Utilities (Continued)
Duke Energy Progress LLC,
2.50%, 8/15/50	$385,000	$216,277
5.35%, 3/15/53	107,000	99,297
Edison International,
5.75%, 6/15/27	115,000	114,997
6.95%, 11/15/29	361,000	379,074

Entergy Arkansas LLC, 5.30%, 9/15/33	37,000	36,051
Eversource Energy,
3.30%, 1/15/28	39,000	35,874
5.45%, 3/01/28	115,000	114,091
4.25%, 4/01/29	38,000	35,649
FirstEnergy Corp.,
1.60%, 1/15/26	40,000	37,157
4.15%, 7/15/27	499,000	470,143
5.10%, 7/15/47	77,000	64,034
3.40%, 3/01/50	167,000	107,164

FirstEnergy Transmission LLC, 4.55%, 4/01/49(b)	172,000	137,219
Florida Power & Light Co.,
3.99%, 3/01/49	307,000	237,545
2.88%, 12/04/51	143,000	88,010

Georgia Power Co., 4.95%, 5/17/33	169,000	160,889
MidAmerican Energy Co.,
3.65%, 4/15/29	160,000	148,550
5.85%, 9/15/54(g)	99,000	99,580
5.30%, 2/01/55	140,000	130,144

Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28(b)	40,000	37,855
Northern States Power Co.,
4.00%, 8/15/45	46,000	35,468
2.90%, 3/01/50	100,000	62,525
Ohio Power Co.,
2.60%, 4/01/30	294,000	250,426
1.63%, 1/15/31	45,000	34,928
4.15%, 4/01/48	52,000	39,492
4.00%, 6/01/49	190,000	141,706
2.90%, 10/01/51	203,000	121,527
Pacific Gas and Electric Co.,
2.10%, 8/01/27	50,000	44,534
2.50%, 2/01/31	180,000	145,941
3.30%, 8/01/40	20,000	13,937
4.95%, 7/01/50	118,000	95,972
3.50%, 8/01/50(g)	509,000	326,453
5.25%, 3/01/52	41,000	34,461
PECO Energy Co.,
2.80%, 6/15/50	69,000	42,013
	Par (a)	Value
Electric Utilities (Continued)
PECO Energy Co.,
3.05%, 3/15/51	$150,000	$ 95,822
2.85%, 9/15/51	279,000	169,811

Progress Energy, Inc., 7.75%, 3/01/31	70,000	77,928
Public Service Co. of New Hampshire, 5.15%, 1/15/53	38,000	34,968
Public Service Electric and Gas Co.,
2.05%, 8/01/50	104,000	54,738
5.45%, 3/01/54	49,000	47,191

San Diego Gas & Electric Co., 3.32%, 4/15/50	129,000	84,695
Southern California Edison Co.,
5.15%, 6/01/29	36,000	35,425
2.85%, 8/01/29	234,000	206,527
2.25%, 6/01/30	125,000	103,794
2.50%, 6/01/31	208,000	170,203
5.95%, 11/01/32	398,000	404,892
5.55%, 1/15/36	40,000	38,604

Union Electric Co., 3.90%, 4/01/52	80,000	59,843
Virginia Electric and Power Co.,
4.00%, 1/15/43	122,000	95,909
2.45%, 12/15/50	126,000	69,032

Vistra Operations Co. LLC, 6.00%, 4/15/34(b)	90,000	87,482
		9,511,792
Electrical Equipment – 0.0%(h)
Carrier Global Corp., 3.58%, 4/05/50	10,000	7,060
Otis Worldwide Corp., 5.25%, 8/16/28(g)	108,000	107,651
		114,711
Entertainment Content – 0.2%
Fox Corp.,
6.50%, 10/13/33	140,000	143,749
5.48%, 1/25/39	370,000	338,878
Paramount Global,
5.85%, 9/01/43	71,000	56,205
5.25%, 4/01/44	25,000	18,014
4.90%, 8/15/44	21,000	14,708
4.60%, 1/15/45	30,000	20,101
(5Y US Treasury CMT + 4.00%), 6.38%, 3/30/62(g)(i)	33,000	30,520

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Entertainment Content (Continued)

Time Warner Cable Enterprises LLC, 8.38%, 7/15/33	$170,000	$ 184,175
Warnermedia Holdings, Inc.,
6.41%, 3/15/26	30,000	30,008
3.76%, 3/15/27	80,000	75,384
4.05%, 3/15/29	140,000	127,706
4.28%, 3/15/32	110,000	94,753
5.05%, 3/15/42	30,000	24,015
5.14%, 3/15/52	80,000	61,273
		1,219,489
Food – 0.0%(h)
Mars, Inc.,
3.20%, 4/01/30(b)	80,000	71,268
2.38%, 7/16/40(b)	200,000	131,775

Mondelez International, Inc., 1.50%, 5/04/25	120,000	115,105
		318,148
Gas & Water Utilities – 0.1%
Atmos Energy Corp.,
4.13%, 3/15/49	85,000	66,757
3.38%, 9/15/49	48,000	32,850
CenterPoint Energy Resources Corp.,
5.25%, 3/01/28	42,000	41,666
4.00%, 4/01/28	38,000	36,038
NiSource, Inc.,
5.25%, 3/30/28	138,000	136,488
5.40%, 6/30/33	63,000	61,300
5.35%, 4/01/34	37,000	35,413

ONE Gas, Inc., 5.10%, 4/01/29(g)	51,000	50,466
Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31	62,000	50,918
		511,896
Health Care Facilities & Services – 0.8%
Cigna Group (The),
4.38%, 10/15/28	440,000	420,794
4.80%, 8/15/38	210,000	187,991
4.90%, 12/15/48(g)	60,000	51,531
CVS Health Corp.,
3.63%, 4/01/27	40,000	38,081
4.30%, 3/25/28	217,000	208,223
3.75%, 4/01/30	300,000	272,133
1.88%, 2/28/31	40,000	31,695
2.13%, 9/15/31	130,000	103,076
4.78%, 3/25/38	400,000	352,194
4.13%, 4/01/40	40,000	31,948
	Par (a)	Value
Health Care Facilities & Services (Continued)
CVS Health Corp.,
5.13%, 7/20/45	$131,000	$ 113,990
5.05%, 3/25/48	370,000	315,608
4.25%, 4/01/50	145,000	109,934
Elevance Health, Inc.,
3.65%, 12/01/27	300,000	283,057
4.10%, 5/15/32	80,000	72,513
4.55%, 5/15/52	40,000	32,939
4.85%, 8/15/54	222,000	182,778
HCA, Inc.,
5.88%, 2/15/26	62,000	62,029
5.25%, 6/15/26(g)	387,000	383,024
4.13%, 6/15/29	54,000	50,176
3.50%, 9/01/30	775,000	683,288
5.45%, 4/01/31(g)	263,000	257,521
3.63%, 3/15/32	42,000	36,126
Humana, Inc.,
3.95%, 3/15/27	140,000	134,203
3.70%, 3/23/29	310,000	285,726
3.13%, 8/15/29	310,000	275,639
2.15%, 2/03/32	50,000	38,845
5.95%, 3/15/34	179,000	179,226
UnitedHealth Group, Inc.,
1.25%, 1/15/26	40,000	37,346
3.85%, 6/15/28	130,000	123,401
3.88%, 12/15/28	110,000	103,940
4.00%, 5/15/29	160,000	151,560
2.00%, 5/15/30	40,000	33,219
2.30%, 5/15/31	30,000	24,670
4.20%, 5/15/32	110,000	101,438
2.75%, 5/15/40	150,000	105,065
4.20%, 1/15/47	43,000	34,755
3.70%, 8/15/49	47,000	34,583
2.90%, 5/15/50	395,000	249,419
3.25%, 5/15/51	390,000	262,081
3.88%, 8/15/59	89,000	64,631
3.13%, 5/15/60	209,000	128,051
5.20%, 4/15/63	39,000	35,525
		6,683,972
Household Products – 0.1%
Haleon U.S. Capital LLC, 3.38%, 3/24/29	480,000	437,546
Kenvue, Inc., 4.90%, 3/22/33	200,000	193,580
Kimberly-Clark Corp., 3.10%, 3/26/30	30,000	26,812
Procter & Gamble (The) Co., 3.00%, 3/25/30	60,000	54,085
		712,023

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Institutional Financial Services – 1.4%
Goldman Sachs Group (The), Inc.,
3.50%, 11/16/26	$ 570,000	$ 541,781
(SOFR + 0.80%), 1.43%, 3/09/27(i)	112,000	103,491
(SOFR + 0.91%), 1.95%, 10/21/27(i)	38,000	34,697
(SOFR + 1.11%), 2.64%, 2/24/28(g)(i)	162,000	149,430
(SOFR + 1.85%), 3.62%, 3/15/28(i)	60,000	56,772
(3M CME Term SOFR + 1.42%), 3.81%, 4/23/29(i)	290,000	271,119
(3M CME Term SOFR + 1.56%), 4.22%, 5/01/29(i)	960,000	910,922
(SOFR + 1.77%), 6.48%, 10/24/29(i)	529,000	545,844
2.60%, 2/07/30(g)	122,000	104,643
(SOFR + 1.27%), 5.73%, 4/25/30(i)	910,000	911,481
(SOFR + 1.09%), 1.99%, 1/27/32(i)	410,000	323,697
(SOFR + 1.28%), 2.62%, 4/22/32(i)	168,000	137,548
(SOFR + 1.25%), 2.38%, 7/21/32(i)	111,000	88,830
(SOFR + 1.26%), 2.65%, 10/21/32(i)	591,000	478,557
(SOFR + 1.41%), 3.10%, 2/24/33(i)	171,000	142,263
(SOFR + 1.95%), 6.56%, 10/24/34(g)(i)	1,000	1,053
(SOFR + 1.55%), 5.85%, 4/25/35(g)(i)	718,000	718,379
(SOFR + 1.51%), 3.21%, 4/22/42(i)	80,000	57,270
(SOFR + 1.47%), 2.91%, 7/21/42(i)	160,000	109,069
5.15%, 5/22/45	160,000	146,536
4.75%, 10/21/45	230,000	200,854

Intercontinental Exchange, Inc., 4.60%, 3/15/33(g)	60,000	56,175
Morgan Stanley,
(SOFR + 1.99%), 2.19%, 4/28/26(i)	340,000	327,925
(3M CME Term SOFR + 1.40%), 3.77%, 1/24/29(i)	300,000	281,519
(SOFR + 1.83%), 6.41%, 11/01/29(i)	1,175,000	1,211,557
(3M CME Term SOFR + 1.89%), 4.43%, 1/23/30(i)	10,000	9,512
	Par (a)	Value
Institutional Financial Services (Continued)
Morgan Stanley,
(SOFR + 1.26%), 5.66%, 4/18/30(i)	$763,000	$ 763,162
(SOFR + 1.14%), 2.70%, 1/22/31(g)(i)	839,000	718,698
(SOFR + 3.12%), 3.62%, 4/01/31(i)	340,000	305,594
(SOFR + 1.03%), 1.79%, 2/13/32(i)	243,000	189,614
(SOFR + 1.02%), 1.93%, 4/28/32(i)	87,000	68,150
(SOFR + 1.18%), 2.24%, 7/21/32(i)	239,000	190,054
(SOFR + 1.20%), 2.51%, 10/20/32(i)	366,000	294,518
(SOFR + 1.29%), 2.94%, 1/21/33(i)	71,000	58,606
(SOFR + 1.73%), 5.47%, 1/18/35(i)	752,000	731,603
(SOFR + 1.58%), 5.83%, 4/19/35(g)(i)	151,000	150,939
		11,391,862
Insurance – 0.1%
American International Group, Inc., 4.38%, 6/30/50	51,000	41,378
Aon Corp./Aon Global Holdings PLC, 5.35%, 2/28/33	203,000	197,455
Aon North America, Inc., 5.45%, 3/01/34	320,000	312,979
Berkshire Hathaway Finance Corp., 4.25%, 1/15/49	150,000	126,017
Guardian Life Global Funding, 1.10%, 6/23/25(b)	50,000	47,513
Hartford Financial Services Group (The), Inc.,
2.80%, 8/19/29	40,000	35,107
6.63%, 3/30/40	34,000	36,189
Marsh & McLennan Cos., Inc.,
4.20%, 3/01/48	80,000	63,436
4.90%, 3/15/49	62,000	54,627
2.90%, 12/15/51	104,000	63,263
5.45%, 3/15/54	48,000	45,814

MetLife, Inc., 6.40%, 12/15/36	100,000	99,548
New York Life Global Funding, 0.95%, 6/24/25(b)	10,000	9,490

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Insurance (Continued)

Principal Life Global Funding II, 1.25%, 6/23/25(b)	$ 40,000	$ 38,091
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	20,000	17,347
		1,188,254
Internet Media & Services – 0.0%(h)
Alphabet, Inc.,
1.10%, 8/15/30(g)	60,000	47,876
1.90%, 8/15/40	70,000	44,557

Meta Platforms, Inc., 4.65%, 8/15/62	308,000	256,212
		348,645
Leisure Facilities & Services – 0.2%
Las Vegas Sands Corp., 2.90%, 6/25/25	380,000	365,561
Marriott International, Inc., 5.30%, 5/15/34	80,000	76,727
McDonald's Corp.,
1.45%, 9/01/25	140,000	132,710
3.50%, 3/01/27	30,000	28,629
3.50%, 7/01/27	60,000	56,861
3.80%, 4/01/28	270,000	256,275
2.13%, 3/01/30	170,000	142,970
3.60%, 7/01/30	80,000	72,773
4.88%, 12/09/45	30,000	26,496
4.20%, 4/01/50	240,000	189,189
		1,348,191
Machinery – 0.0%(h)
Deere & Co.,
3.10%, 4/15/30	30,000	26,797
3.75%, 4/15/50	70,000	54,367

Eaton Corp., 4.15%, 11/02/42	30,000	25,033
		106,197
Medical Equipment & Devices – 0.2%
Abbott Laboratories, 4.75%, 11/30/36	40,000	37,943
Agilent Technologies, Inc., 2.10%, 6/04/30	43,000	35,533
Becton Dickinson & Co.,
4.30%, 8/22/32	47,000	43,177
4.69%, 12/15/44	15,000	12,883
3.79%, 5/20/50	69,000	50,684
Solventum Corp.,
5.45%, 2/25/27(b)	82,000	81,309
5.40%, 3/01/29(b)	200,000	196,216
5.45%, 3/13/31(b)	190,000	184,113
	Par (a)	Value
Medical Equipment & Devices (Continued)
Solventum Corp.,
5.60%, 3/23/34(b)	$220,000	$ 212,182
5.90%, 4/30/54(b)	210,000	196,065
6.00%, 5/15/64(b)	174,000	161,078

Thermo Fisher Scientific, Inc., 5.09%, 8/10/33	352,000	344,164
		1,555,347
Metals & Mining – 0.0%(h)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	20,000	18,333
Newmont Corp., 2.25%, 10/01/30	163,000	135,165
		153,498
Oil & Gas Producers – 3.8%
Antero Resources Corp.,
7.63%, 2/01/29(b)	159,000	162,854
5.38%, 3/01/30(b)	185,000	175,891
Apache Corp.,
5.10%, 9/01/40	141,000	117,358
4.75%, 4/15/43	197,000	151,627
4.25%, 1/15/44	380,000	262,815
BP Capital Markets America, Inc.,
3.41%, 2/11/26	20,000	19,323
3.12%, 5/04/26	50,000	47,876
3.94%, 9/21/28	110,000	104,623
3.63%, 4/06/30	80,000	73,761
1.75%, 8/10/30	200,000	163,052
4.81%, 2/13/33	37,000	35,368
4.89%, 9/11/33	49,000	47,077
3.00%, 2/24/50	190,000	121,908
2.77%, 11/10/50	133,000	80,572
3.38%, 2/08/61	71,000	45,957
Cameron LNG LLC,
2.90%, 7/15/31(b)	160,000	135,145
3.30%, 1/15/35(b)	695,000	558,419
3.40%, 1/15/38(b)	279,000	220,874
Cheniere Corpus Christi Holdings LLC,
5.13%, 6/30/27	597,000	588,531
2.74%, 12/31/39	327,000	259,138
Cheniere Energy Partners L.P.,
4.50%, 10/01/29	437,000	408,876
4.00%, 3/01/31	203,000	181,128
3.25%, 1/31/32	231,000	192,992
5.95%, 6/30/33	299,000	298,187

Cheniere Energy, Inc., 5.65%, 4/15/34(b)	270,000	264,243

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Chevron Corp.,
2.00%, 5/11/27	$ 40,000	$ 36,542
3.08%, 5/11/50	230,000	153,391

Chevron USA, Inc., 3.85%, 1/15/28(g)	110,000	105,883
Columbia Pipelines Operating Co. LLC,
6.04%, 11/15/33(b)	340,000	341,082
6.54%, 11/15/53(b)	50,000	51,571
Continental Resources, Inc.,
4.38%, 1/15/28	130,000	123,942
5.75%, 1/15/31(b)	20,000	19,580
4.90%, 6/01/44	520,000	419,475
Coterra Energy, Inc.,
3.90%, 5/15/27	280,000	266,325
4.38%, 3/15/29	750,000	706,675
Devon Energy Corp.,
5.25%, 10/15/27	12,000	11,862
4.50%, 1/15/30	112,000	105,653
5.60%, 7/15/41(g)	291,000	269,126
4.75%, 5/15/42(g)	440,000	365,978
5.00%, 6/15/45(g)	80,000	67,652
Diamondback Energy, Inc.,
3.25%, 12/01/26	1,525,000	1,445,965
3.50%, 12/01/29	2,247,000	2,040,781
3.13%, 3/24/31	864,000	748,371
4.40%, 3/24/51	452,000	357,054
4.25%, 3/15/52	57,000	43,768
6.25%, 3/15/53	34,000	34,755
5.75%, 4/18/54	160,000	152,745
5.90%, 4/18/64	131,000	124,617
Energy Transfer L.P.,
2.90%, 5/15/25	60,000	58,332
5.50%, 6/01/27	130,000	129,354
5.55%, 2/15/28	159,000	158,835
4.95%, 5/15/28	47,000	45,760
4.95%, 6/15/28	20,000	19,476
6.10%, 12/01/28	44,000	44,841
5.25%, 4/15/29	60,000	59,061
3.75%, 5/15/30	430,000	387,911
7.38%, 2/01/31(b)	405,000	417,641
5.55%, 5/15/34	130,000	126,514
4.95%, 1/15/43	66,000	55,402
5.15%, 2/01/43	97,000	82,906
5.30%, 4/01/44	160,000	140,437
5.15%, 3/15/45	41,000	35,229
5.35%, 5/15/45	210,000	184,290
5.30%, 4/15/47	40,000	34,570
5.40%, 10/01/47	90,000	78,975
5.95%, 5/15/54	233,000	219,595
	Par (a)	Value
Oil & Gas Producers (Continued)
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	$146,000	$126,433
5.45%, 6/01/47	82,000	69,515
Enterprise Products Operating LLC,
4.15%, 10/16/28	270,000	257,942
3.13%, 7/31/29	100,000	90,248
2.80%, 1/31/30	300,000	262,677
4.85%, 1/31/34(g)	290,000	276,470
6.65%, 10/15/34	80,000	86,241
7.55%, 4/15/38	10,000	11,570
4.85%, 3/15/44	80,000	70,651
5.10%, 2/15/45	100,000	90,691
3.70%, 1/31/51	170,000	122,342
3.95%, 1/31/60(g)	70,000	50,170
(3M CME Term SOFR + 2.83%), 5.38%, 2/15/78(i)	50,000	46,305
EOG Resources, Inc.,
4.38%, 4/15/30	270,000	258,428
3.90%, 4/01/35	180,000	158,381
4.95%, 4/15/50	390,000	352,644
EQT Corp.,
3.13%, 5/15/26(b)	166,000	156,844
3.90%, 10/01/27	268,000	252,778
5.00%, 1/15/29	612,000	590,576
7.00%, 2/01/30(g)	590,000	615,813
3.63%, 5/15/31(b)	303,000	262,094
Exxon Mobil Corp.,
2.44%, 8/16/29	240,000	211,416
3.48%, 3/19/30	120,000	110,329
4.11%, 3/01/46	20,000	16,306
4.33%, 3/19/50(g)	10,000	8,302
3.45%, 4/15/51	300,000	212,079
Kinder Morgan Energy Partners L.P.,
6.50%, 2/01/37	60,000	60,528
5.50%, 3/01/44	10,000	9,031
5.40%, 9/01/44	39,000	34,915
Kinder Morgan, Inc.,
4.30%, 6/01/25	10,000	9,855
4.30%, 3/01/28	350,000	336,161
5.00%, 2/01/29	138,000	134,640
5.30%, 12/01/34	144,000	137,615
5.05%, 2/15/46	40,000	34,099
MPLX L.P.,
4.00%, 3/15/28	200,000	189,568
4.80%, 2/15/29	30,000	29,022
4.50%, 4/15/38	90,000	76,914
5.20%, 3/01/47	60,000	52,483
5.20%, 12/01/47	100,000	87,322

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
MPLX L.P.,
4.70%, 4/15/48	$210,000	$171,504
5.50%, 2/15/49	60,000	54,514
NGPL PipeCo LLC,
4.88%, 8/15/27(b)	157,000	151,340
3.25%, 7/15/31(b)	489,000	407,389
7.77%, 12/15/37(b)	60,000	65,429

Northwest Pipeline LLC, 4.00%, 4/01/27	674,000	647,103
Occidental Petroleum Corp.,
5.55%, 3/15/26	160,000	159,232
3.00%, 2/15/27	220,000	204,039
7.88%, 9/15/31	338,000	375,210
4.50%, 7/15/44	80,000	60,509
6.60%, 3/15/46	150,000	154,446
4.10%, 2/15/47	50,000	35,359
4.20%, 3/15/48	230,000	169,595
ONEOK, Inc.,
5.55%, 11/01/26	70,000	69,928
5.80%, 11/01/30	100,000	100,389
6.05%, 9/01/33	170,000	171,887
6.63%, 9/01/53	280,000	292,043
Ovintiv, Inc.,
5.65%, 5/15/25	337,000	335,875
5.38%, 1/01/26	160,000	158,680
7.10%, 7/15/53	124,000	133,918
Pioneer Natural Resources Co.,
1.13%, 1/15/26	30,000	27,854
1.90%, 8/15/30	150,000	123,070
2.15%, 1/15/31	380,000	312,875
Sabine Pass Liquefaction LLC,
5.88%, 6/30/26	297,000	297,358
5.00%, 3/15/27	427,000	420,698
5.90%, 9/15/37	382,000	382,805
Shell International Finance B.V.,
2.38%, 11/07/29	200,000	173,700
2.75%, 4/06/30	150,000	131,741
4.38%, 5/11/45	80,000	67,077
4.00%, 5/10/46	80,000	63,289
3.25%, 4/06/50(g)	260,000	176,482

Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	89,174
Targa Resources Corp.,
4.20%, 2/01/33	227,000	200,370
4.95%, 4/15/52	60,000	49,957
	Par (a)	Value
Oil & Gas Producers (Continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 1/15/28	$170,000	$ 164,407
5.50%, 3/01/30	55,000	53,655
4.88%, 2/01/31	580,000	542,806
4.00%, 1/15/32	47,000	41,297

Tennessee Gas Pipeline Co. LLC, 2.90%, 3/01/30(b)	70,000	59,965
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26	670,000	689,782
4.60%, 3/15/48	284,000	234,896
3.95%, 5/15/50	83,000	61,149
Viper Energy, Inc.,
5.38%, 11/01/27(b)	816,000	796,117
7.38%, 11/01/31(b)	515,000	530,265

Western Midstream Operating L.P., 4.65%, 7/01/26	90,000	87,909
Williams (The) Cos., Inc.,
4.90%, 1/15/45	440,000	374,296
5.10%, 9/15/45	140,000	123,251
4.85%, 3/01/48	40,000	33,761
		31,177,310
Real Estate Investment Trusts – 0.8%
American Tower Corp.,
5.50%, 3/15/28	69,000	68,653
5.20%, 2/15/29	92,000	90,313
3.80%, 8/15/29	417,000	381,445
2.10%, 6/15/30	204,000	166,458
2.70%, 4/15/31	174,000	143,727
2.30%, 9/15/31	208,000	165,259
Crown Castle, Inc.,
3.10%, 11/15/29	116,000	101,356
3.30%, 7/01/30	166,000	144,076
2.25%, 1/15/31	209,000	168,071
2.50%, 7/15/31	182,000	146,856
Equinix, Inc.,
3.20%, 11/18/29	329,000	290,075
2.15%, 7/15/30(g)	130,000	105,950
2.50%, 5/15/31	449,000	366,123
3.90%, 4/15/32(g)	221,000	195,457
Extra Space Storage L.P.,
5.50%, 7/01/30	36,000	35,481
2.55%, 6/01/31	43,000	34,852
GLP Capital L.P./GLP Financing II, Inc.,
5.75%, 6/01/28	636,000	628,227
4.00%, 1/15/30	439,000	393,142
3.25%, 1/15/32	616,000	503,862

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)

Invitation Homes Operating Partnership L.P., 5.50%, 8/15/33	$ 40,000	$ 38,666
NNN REIT, Inc.,
3.10%, 4/15/50	42,000	25,927
3.50%, 4/15/51(g)	160,000	107,774
Realty Income Corp.,
3.25%, 1/15/31	158,000	137,523
2.70%, 2/15/32	48,000	38,928

VICI Properties L.P., 4.75%, 2/15/28	312,000	299,663
VICI Properties L.P./VICI Note Co., Inc.,
4.25%, 12/01/26(b)	769,000	733,758
3.88%, 2/15/29(b)(g)	404,000	366,547
4.63%, 12/01/29(b)	517,000	479,632
4.13%, 8/15/30(b)	278,000	247,786
		6,605,587
Retail - Consumer Staples – 0.0%(h)
Costco Wholesale Corp.,
1.38%, 6/20/27(g)	190,000	169,976
1.75%, 4/20/32(g)	90,000	70,530
Walmart, Inc.,
1.50%, 9/22/28(g)	60,000	52,030
2.38%, 9/24/29	20,000	17,611
1.80%, 9/22/31	40,000	32,235
		342,382
Retail - Discretionary – 0.1%
Home Depot (The), Inc.,
2.50%, 4/15/27	60,000	55,687
3.90%, 12/06/28	10,000	9,518
2.70%, 4/15/30	80,000	69,706
3.30%, 4/15/40	160,000	121,442
3.90%, 6/15/47	20,000	15,445
3.35%, 4/15/50	210,000	145,089
Lowe's Cos., Inc.,
1.70%, 9/15/28(g)	180,000	154,633
4.50%, 4/15/30	94,000	89,915
2.63%, 4/01/31	157,000	131,521
2.80%, 9/15/41	234,000	157,884
4.65%, 4/15/42	43,000	36,978
		987,818
Semiconductors – 0.3%
Applied Materials, Inc., 1.75%, 6/01/30	210,000	172,953
Broadcom, Inc.,
2.60%, 2/15/33(b)	118,000	93,013
3.42%, 4/15/33(b)	93,000	78,101
3.47%, 4/15/34(b)	87,000	72,082
3.14%, 11/15/35(b)	818,000	634,807
	Par (a)	Value
Semiconductors (Continued)
Intel Corp.,
1.60%, 8/12/28	$100,000	$ 85,953
5.13%, 2/10/30	120,000	118,754
5.20%, 2/10/33(g)	90,000	87,811
4.75%, 3/25/50(g)	80,000	67,139
3.05%, 8/12/51	50,000	30,789
KLA Corp.,
4.65%, 7/15/32	70,000	66,888
3.30%, 3/01/50	226,000	154,825
Micron Technology, Inc.,
5.30%, 1/15/31	110,000	107,937
5.88%, 2/09/33	70,000	70,372

NVIDIA Corp., 3.70%, 4/01/60	150,000	110,242
Texas Instruments, Inc.,
2.90%, 11/03/27(g)	220,000	204,671
1.75%, 5/04/30	70,000	57,882
3.88%, 3/15/39	100,000	85,105
4.10%, 8/16/52	116,000	93,068
		2,392,392
Software – 0.2%
Adobe, Inc., 2.30%, 2/01/30	200,000	171,954
Microsoft Corp., 2.92%, 3/17/52	70,000	46,138
Oracle Corp.,
1.65%, 3/25/26	310,000	287,999
2.95%, 4/01/30	30,000	26,057
4.65%, 5/06/30(g)	120,000	115,041
2.88%, 3/25/31	360,000	304,226
4.13%, 5/15/45	428,000	326,469
4.00%, 7/15/46	82,000	60,750
3.60%, 4/01/50	158,000	106,863
3.95%, 3/25/51	73,000	52,151
6.90%, 11/09/52	55,000	59,713
4.38%, 5/15/55	205,000	154,748

Salesforce, Inc., 3.70%, 4/11/28	190,000	180,863
		1,892,972
Specialty Finance – 0.1%
Air Lease Corp.,
3.38%, 7/01/25	70,000	68,033
5.30%, 2/01/28	160,000	157,580
American Express Co.,
4.20%, 11/06/25	70,000	68,638
4.05%, 5/03/29	140,000	133,197

USAA Capital Corp., 2.13%, 5/01/30(b)	150,000	123,847
		551,295

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Technology Hardware – 0.2%
Cisco Systems, Inc., 4.95%, 2/26/31	$ 295,000	$ 290,149
Dell International LLC/EMC Corp., 4.90%, 10/01/26	341,000	335,856
Hewlett Packard Enterprise Co., 5.25%, 7/01/28	77,000	76,453
Motorola Solutions, Inc., 5.60%, 6/01/32	586,000	582,834
		1,285,292
Technology Services – 0.1%
FactSet Research Systems, Inc., 3.45%, 3/01/32	41,000	34,779
Global Payments, Inc.,
3.20%, 8/15/29	40,000	35,293
5.30%, 8/15/29	48,000	46,901
2.90%, 5/15/30	42,000	35,796
Mastercard, Inc.,
3.35%, 3/26/30	120,000	109,174
3.85%, 3/26/50	280,000	216,851

Moody's Corp., 2.00%, 8/19/31	94,000	74,700
PayPal Holdings, Inc.,
1.65%, 6/01/25	10,000	9,585
2.30%, 6/01/30	80,000	67,513
4.40%, 6/01/32(g)	70,000	65,889

Visa, Inc., 4.30%, 12/14/45	170,000	144,081
		840,562
Telecommunications – 1.1%
AT&T, Inc.,
3.80%, 2/15/27	170,000	162,828
2.30%, 6/01/27	170,000	155,041
4.30%, 2/15/30(b)	105,000	98,689
2.25%, 2/01/32	30,000	23,694
2.55%, 12/01/33	220,000	169,813
5.35%, 9/01/40	50,000	46,699
5.55%, 8/15/41	40,000	38,366
4.80%, 6/15/44	22,000	18,690
4.50%, 3/09/48	85,000	68,347
4.55%, 3/09/49	50,000	40,659
3.65%, 6/01/51	160,000	110,175
3.50%, 9/15/53	163,000	107,460
3.55%, 9/15/55	751,000	489,801
3.80%, 12/01/57	157,000	105,926
3.65%, 9/15/59	866,000	561,810

Sprint LLC, 7.63%, 3/01/26	918,000	941,972
T-Mobile USA, Inc.,
3.75%, 4/15/27	20,000	19,058
3.88%, 4/15/30	1,113,000	1,018,401
	Par (a)	Value
Telecommunications (Continued)
T-Mobile USA, Inc.,
2.55%, 2/15/31(g)	$ 70,000	$ 58,052
2.25%, 11/15/31	444,000	353,709
5.05%, 7/15/33	344,000	329,540
5.15%, 4/15/34(g)	110,000	105,912
3.00%, 2/15/41	190,000	132,841
3.30%, 2/15/51	70,000	45,948
Verizon Communications, Inc.,
2.63%, 8/15/26	10,000	9,401
4.13%, 3/16/27	60,000	58,069
3.00%, 3/22/27	30,000	28,122
2.10%, 3/22/28	200,000	177,089
4.33%, 9/21/28	250,000	239,551
3.88%, 2/08/29	30,000	28,103
4.02%, 12/03/29	69,000	64,300
3.15%, 3/22/30	90,000	79,427
1.75%, 1/20/31	388,000	306,360
2.55%, 3/21/31	380,000	315,353
2.36%, 3/15/32	620,000	494,675
5.05%, 5/09/33(g)	303,000	293,062
4.50%, 8/10/33	310,000	286,232
4.40%, 11/01/34(g)	253,000	229,459
4.27%, 1/15/36	172,000	152,258
2.65%, 11/20/40	200,000	133,633
3.40%, 3/22/41	50,000	37,226
2.85%, 9/03/41	104,000	70,912
3.85%, 11/01/42	60,000	46,629
4.00%, 3/22/50	160,000	121,170
3.55%, 3/22/51	330,000	230,030
3.00%, 11/20/60(g)	113,000	65,405
		8,669,897
Tobacco & Cannabis – 0.2%
Altria Group, Inc.,
2.35%, 5/06/25	30,000	29,012
4.40%, 2/14/26	52,000	50,966
4.80%, 2/14/29	80,000	77,639
2.45%, 2/04/32	180,000	142,104
6.88%, 11/01/33(g)	447,000	472,156
5.80%, 2/14/39	70,000	68,359
3.40%, 2/04/41	100,000	70,028
4.25%, 8/09/42	244,000	190,309
5.95%, 2/14/49(g)	195,000	188,092
3.70%, 2/04/51	249,000	164,002
6.20%, 2/14/59	24,000	23,315
Philip Morris International, Inc.,
5.13%, 11/17/27	56,000	55,479
4.88%, 2/15/28	142,000	139,575
4.88%, 2/13/29	80,000	78,095
2.10%, 5/01/30	70,000	57,934

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Tobacco & Cannabis (Continued)
Philip Morris International, Inc.,
5.13%, 2/13/31(g)	$ 20,000	$ 19,434
5.25%, 2/13/34	60,000	57,879
		1,884,378
Transportation & Logistics – 0.2%
Burlington Northern Santa Fe LLC,
3.30%, 9/15/51	137,000	92,796
2.88%, 6/15/52	131,000	80,644

Delta Air Lines Pass Through Trust, Series 2015-1, Class AA, 3.63%, 7/30/27	47,216	44,156
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/25(b)	110,227	108,708
4.75%, 10/20/28(b)	260,000	251,701

Norfolk Southern Corp., 3.16%, 5/15/55	360,000	222,357
Union Pacific Corp.,
2.15%, 2/05/27	120,000	110,441
2.40%, 2/05/30	150,000	128,587
3.84%, 3/20/60	279,000	199,361
2.97%, 9/16/62	191,000	110,972
3.75%, 2/05/70	130,000	89,052
		1,438,775
Total Corporate Bonds (Cost $150,664,652)		139,121,289

Foreign Issuer Bonds – 5.9%
Argentina – 0.0%(h)
Argentine Republic Government International Bond,
1.00%, 7/09/29	21,000	12,358
(Step to 4.13% on 7/09/24), 3.63%, 7/09/35(f)	38,250	17,548
(Step to 5.00% on 7/09/24), 4.25%, 1/09/38(f)	23,000	11,720

YPF S.A., 9.50%, 1/17/31(b)	47,000	47,493
		89,119
Australia – 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43	160,000	145,895
Glencore Funding LLC,
4.00%, 3/27/27(b)	160,000	152,869
3.88%, 10/27/27(b)	70,000	65,958
5.40%, 5/08/28(b)	139,000	137,523
		Par (a)	Value
Australia (Continued)
Glencore Funding LLC,
5.37%, 4/04/29(b)		$ 274,000	$ 269,087
2.50%, 9/01/30(b)		44,000	36,411
6.38%, 10/06/30(b)		282,000	289,453
2.85%, 4/27/31(b)		42,000	34,823
			1,132,019
Belgium – 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/01/46		200,000	179,978
Anheuser-Busch InBev Worldwide, Inc.,
4.75%, 1/23/29		260,000	255,667
3.50%, 6/01/30		50,000	45,553
4.35%, 6/01/40		130,000	112,194
5.55%, 1/23/49		260,000	255,993

Kingdom of Belgium Government Bond, 3.30%, 6/22/54(b)	EUR	1,590,520	1,629,924
			2,479,309
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/35	BRL	4,900,000	848,539
Brazilian Government International Bond, 6.13%, 3/15/34		940,000	898,825
Embraer Netherlands Finance B.V., 7.00%, 7/28/30(b)		9,000	9,212
Petrorio Luxembourg Trading S.a.r.l., 6.13%, 6/09/26(b)		23,000	22,481
Samarco Mineracao S.A., 9.50%, 6/30/31(k)		54,585	49,820
Suzano Austria GmbH, 6.00%, 1/15/29		850,000	841,114
Vale Overseas Ltd.,
6.25%, 8/10/26		560,000	567,175
6.88%, 11/21/36		300,000	307,473
			3,544,639
Canada – 0.2%
Algonquin Power & Utilities Corp., 5.37%, 6/15/26		245,000	242,441
Bank of Montreal,
1.85%, 5/01/25		210,000	202,432
(5Y USD Swap Rate + 1.43%), 3.80%, 12/15/32(i)		40,000	37,030
Bank of Nova Scotia (The),
1.30%, 6/11/25(g)		120,000	114,455

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Canada (Continued)
Bank of Nova Scotia (The),
(5Y US Treasury CMT + 2.05%), 4.59%, 5/04/37(i)		$ 140,000	$ 123,586

Barrick North America Finance LLC, 5.75%, 5/01/43		190,000	186,657
Rogers Communications, Inc., 5.30%, 2/15/34		213,000	204,194
Royal Bank of Canada,
1.15%, 6/10/25		10,000	9,533
3.88%, 5/04/32(g)		340,000	304,474
5.15%, 2/01/34(g)		130,000	125,555
Toronto-Dominion Bank (The),
1.15%, 6/12/25(g)		110,000	104,843
4.46%, 6/08/32		70,000	64,944
			1,720,144
Chile – 0.0%(h)
Banco de Credito e Inversiones S.A., (5Y US Treasury CMT + 4.94%), 8.75%, 2/08/29(b)(i)(l)		18,000	18,448
Chile Government International Bond, 3.10%, 1/22/61		310,000	181,202
Empresa Nacional del Petroleo, 6.15%, 5/10/33(b)		18,000	17,876
			217,526
China – 0.1%
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/01/25		80,000	77,725
2.50%, 5/11/31		121,000	98,777
Prosus N.V.,
3.68%, 1/21/30(b)		600,000	516,562
4.03%, 8/03/50(b)		380,000	239,958
			933,022
Colombia – 0.3%
Colombia Government International Bond,
3.13%, 4/15/31		200,000	154,565
3.25%, 4/22/32		620,000	465,775
5.00%, 6/15/45		1,070,000	736,631
Colombian TES,
7.50%, 8/26/26	COP	513,600,000	124,721
5.75%, 11/03/27	COP	250,300,000	56,012
6.00%, 4/28/28	COP	208,700,000	46,430
Ecopetrol S.A.,
8.88%, 1/13/33		17,000	17,400
		Par (a)	Value
Colombia (Continued)
Ecopetrol S.A.,
5.88%, 5/28/45		$1,220,000	$ 865,326

Gran Tierra Energy, Inc., 9.50%, 10/15/29(b)(g)		19,000	17,877
Oleoducto Central S.A., 4.00%, 7/14/27(b)		20,000	18,508
			2,503,245
Czech Republic – 0.0%(h)
Czech Republic Government Bond,
2.75%, 7/23/29	CZK	2,150,000	85,034
5.00%, 9/30/30	CZK	840,000	37,172
			122,206
Denmark – 0.0%(h)
Danske Bank A/S, (1Y US Treasury CMT + 0.55%), 0.98%, 9/10/25(b)(i)		220,000	215,806
Dominican Republic – 0.0%(h)
Dominican Republic International Bond, 4.88%, 9/23/32(b)(g)		100,000	87,500
France – 0.5%
BNP Paribas S.A.,
(SOFR + 2.07%), 2.22%, 6/09/26(b)(i)		600,000	576,191
(1Y US Treasury CMT + 1.45%), 5.13%, 1/13/29(b)(i)		500,000	492,342
(3M CME Term SOFR + 2.83%), 5.20%, 1/10/30(b)(g)(i)		300,000	292,974
(SOFR + 1.51%), 3.05%, 1/13/31(b)(i)		200,000	171,925
(SOFR + 1.87%), 5.89%, 12/05/34(b)(i)		240,000	242,420

Credit Agricole S.A., (SOFR + 1.68%), 1.91%, 6/16/26(b)(i)		250,000	238,894
Danone S.A., 2.95%, 11/02/26(b)		200,000	188,500
French Republic Government Bond OAT, 3.00%, 5/25/54(b)	EUR	1,638,760	1,594,128
			3,797,374
Germany – 0.1%
Deutsche Bank A.G., 5.37%, 9/09/27		493,000	490,149
Hong Kong – 0.0%(h)
FWD Group Holdings Ltd., 8.40%, 4/05/29(b)		200,000	203,493

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Hungary – 0.0%(h)
Hungary Government International Bond,
4.00%, 7/25/29	EUR	$102,000	$ 107,841
5.38%, 9/12/33	EUR	6,000	6,634
			114,475
India – 0.1%
Continuum Energy Levanter Pte Ltd., 4.50%, 2/09/27(b)		19,521	18,560
Export-Import Bank of India, 3.38%, 8/05/26(b)		200,000	190,381
Reliance Industries Ltd.,
2.88%, 1/12/32(b)(g)		250,000	205,666
3.63%, 1/12/52(b)		450,000	303,897

Vedanta Resources Finance II PLC, 13.88%, 12/09/28(b)		26,040	23,681
Vedanta Resources Ltd., 13.88%, 12/09/28(b)		12,220	10,805
			752,990
Indonesia – 0.2%
Indonesia Government International Bond,
2.85%, 2/14/30		400,000	349,058
3.05%, 3/12/51		222,000	143,905

Medco Maple Tree Pte. Ltd., 8.96%, 4/27/29(b)		13,000	13,284
Pertamina Persero PT, 6.00%, 5/03/42(b)		280,000	269,163
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.45%, 5/21/28(b)		770,000	757,516
			1,532,926
Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
2.45%, 10/29/26		400,000	369,573
3.00%, 10/29/28		400,000	356,752
3.30%, 1/30/32		150,000	125,227
			851,552
Israel – 0.1%
Israel Government International Bond,
2.75%, 7/03/30		500,000	415,697
5.75%, 3/12/54		204,000	183,894
4.50%, 4/03/20(m)		220,000	151,800
			751,391
		Par (a)	Value
Japan – 0.1%
Mitsubishi UFJ Financial Group, Inc., (1Y US Treasury CMT + 1.13%), 3.84%, 4/17/26(i)		$ 200,000	$ 196,233
Sumitomo Mitsui Financial Group, Inc., (5Y US Treasury CMT + 2.28%), 6.60%, 6/05/34(i)(l)		204,000	196,176
Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30		200,000	165,349
			557,758
Kazakhstan – 0.1%
Kazakhstan Government International Bond, 4.88%, 10/14/44(g)		600,000	554,280
KazMunayGas National Co. JSC, 6.38%, 10/24/48(b)		420,000	373,097
			927,377
Kuwait – 0.1%
MEGlobal B.V.,
4.25%, 11/03/26(b)		210,000	200,416
2.63%, 4/28/28(b)		450,000	395,446
			595,862
Macau – 0.3%
Sands China Ltd.,
5.13%, 8/08/25		300,000	296,691
4.05%, 1/08/26		1,000,000	962,545
4.63%, 6/18/30		900,000	810,255
			2,069,491
Mexico – 0.8%
Comision Federal de Electricidad, 3.88%, 7/26/33(b)		720,000	566,553
Grupo Posadas S.A.B. de C.V., (Step to 8.00% on 12/30/25), 7.00%, 12/30/27(f)		22,234	20,428
Mexican Bonos,
8.50%, 3/01/29	MXN	8,000,000	439,542
8.50%, 5/31/29	MXN	17,954,000	983,895
7.75%, 11/23/34	MXN	5,500,000	275,055
Mexico Government International Bond,
2.66%, 5/24/31		568,000	460,493
3.50%, 2/12/34		235,000	188,147
6.35%, 2/09/35		615,000	611,170
4.75%, 3/08/44		430,000	339,508
4.50%, 1/31/50(g)		420,000	312,294
4.40%, 2/12/52		1,150,000	826,490

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Mexico (Continued)
Orbia Advance Corp. S.A.B. de C.V.,
1.88%, 5/11/26(b)		$280,000	$ 257,719
2.88%, 5/11/31(b)(g)		270,000	219,537
Petroleos Mexicanos,
6.88%, 8/04/26		52,000	50,471
6.50%, 3/13/27		231,000	216,344

Southern Copper Corp., 5.25%, 11/08/42		770,000	702,227
			6,469,873
Morocco – 0.0%(h)
OCP S.A., 4.50%, 10/22/25(b)		200,000	195,500
Netherlands – 0.1%
Cooperatieve Rabobank U.A.,
4.38%, 8/04/25		440,000	430,805
(1Y US Treasury CMT + 1.22%), 3.65%, 4/06/28(b)(i)		250,000	235,788
(1Y US Treasury CMT + 1.42%), 3.76%, 4/06/33(b)(i)		250,000	217,871
			884,464
Panama – 0.1%
Panama Government International Bond,
3.88%, 3/17/28		400,000	359,335
3.16%, 1/23/30		200,000	162,715
4.50%, 4/01/56		247,000	153,066
			675,116
Peru – 0.2%
Peruvian Government International Bond,
6.35%, 8/12/28	PEN	267,000	72,241
5.94%, 2/12/29	PEN	247,000	65,336
5.63%, 11/18/50		100,000	92,788
3.55%, 3/10/51		220,000	147,158
2.78%, 12/01/60		10,000	5,245
3.60%, 1/15/72		120,000	72,900
Petroleos del Peru S.A.,
4.75%, 6/19/32(b)		700,000	521,824
5.63%, 6/19/47(b)		200,000	122,727
			1,100,219
Philippines – 0.0%(h)
Philippine Government International Bond, 3.20%, 7/06/46		267,000	180,785
		Par (a)	Value
Poland – 0.0%(h)
Republic of Poland Government Bond, 2.75%, 10/25/29	PLN	$ 360,000	$ 77,268
Russia – 0.0%(h)
Russian Federal Bond - OFZ, 6.10%, 7/18/35	RUB	6,245,000	31,810
South Africa – 0.1%
Anglo American Capital PLC,
4.00%, 9/11/27(b)		400,000	379,041
3.88%, 3/16/29(b)		475,000	438,709

Republic of South Africa Government Bond, 7.00%, 2/28/31	ZAR	1,562,400	66,680
			884,430
Spain – 0.1%
Banco Santander S.A., 2.75%, 5/28/25		600,000	580,984
Telefonica Emisiones S.A., 4.10%, 3/08/27		150,000	144,314
			725,298
Supranational – 0.1%
European Union,
2.50%, 10/04/52	EUR	262,000	233,972
3.00%, 3/04/53	EUR	732,000	723,267
			957,239
Switzerland – 0.6%
Credit Suisse A.G.,
5.00%, 7/09/27		500,000	489,013
7.50%, 2/15/28		753,000	797,262
UBS Group A.G.,
(SOFR + 1.56%), 2.59%, 9/11/25(b)(i)		250,000	246,903
(1Y US Treasury CMT + 1.55%), 4.49%, 5/12/26(b)(i)		250,000	246,090
4.25%, 3/23/28(b)		770,000	729,754
(SOFR + 3.73%), 4.19%, 4/01/31(b)(i)		250,000	227,962
(1Y US Treasury CMT + 1.00%), 2.10%, 2/11/32(b)(i)		286,000	223,353
(SOFR + 1.73%), 3.09%, 5/14/32(b)(i)		500,000	414,022
(1Y US Treasury CMT + 1.10%), 2.75%, 2/11/33(b)(i)		200,000	158,832
(SOFR + 5.02%), 9.02%, 11/15/33(b)(i)		650,000	768,066

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Switzerland (Continued)
UBS Group A.G.,
(1Y US Treasury CMT + 2.00%), 6.30%, 9/22/34(b)(i)	$ 210,000	$ 213,176
(1Y US Treasury CMT + 1.77%), 5.70%, 2/08/35(b)(i)	649,000	629,324
		5,143,757
Taiwan – 0.1%
TSMC Arizona Corp., 2.50%, 10/25/31	1,020,000	848,218
Thailand – 0.0%(h)
Bangkok Bank PCL,
5.30%, 9/21/28(b)	18,000	17,764
5.50%, 9/21/33(b)	18,000	17,543
		35,307
Ukraine – 0.0%(h)
MHP Lux S.A., 6.25%, 9/19/29(b)	19,000	12,743
Ukraine Government International Bond,
7.25%, 3/15/35	200,000	49,283
7.75%, 8/01/41(c)(n)	57,000	30,210
		92,236
United Arab Emirates – 0.1%
DP World Ltd., 5.63%, 9/25/48(b)	700,000	640,508
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 7/31/26(b)	19,000	18,866
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)(g)	19,000	17,432
		676,806
United Kingdom – 0.4%
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)	3,000	2,833
BAE Systems PLC, 3.40%, 4/15/30(b)	427,000	379,746
Barclays PLC, (SOFR + 1.74%), 5.69%, 3/12/30(g)(i)	441,000	435,159
BAT Capital Corp.,
3.56%, 8/15/27	77,000	72,211
2.26%, 3/25/28	100,000	87,901
6.00%, 2/20/34	150,000	149,073
4.54%, 8/15/47	159,000	118,980
4.76%, 9/06/49	143,000	110,330
3.98%, 9/25/50	488,000	339,255
5.65%, 3/16/52	40,000	34,813
7.08%, 8/02/53	307,000	321,317
	Par (a)	Value
United Kingdom (Continued)
HSBC Holdings PLC,
(SOFR + 1.93%), 2.10%, 6/04/26(i)	$200,000	$ 191,693
(3M CME Term SOFR + 1.81%), 4.04%, 3/13/28(i)	240,000	228,649
(3M CME Term SOFR + 1.87%), 3.97%, 5/22/30(i)	350,000	320,760

Lloyds Banking Group PLC, 4.38%, 3/22/28	290,000	276,463
Natwest Group PLC, (3M USD LIBOR + 1.91%), 5.08%, 1/27/30(i)	200,000	193,238
		3,262,421
Uruguay – 0.0%(h)
Uruguay Government International Bond, 5.10%, 6/18/50	167,641	152,469
Total Foreign Issuer Bonds (Cost $52,881,713)		48,082,589

Mortgage-Backed Securities – 30.6%
Commercial Mortgage-Backed Securities – 2.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(d)	740,000	600,973
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, (30D Average SOFR + 1.45%, 1.45% Floor), 6.78%, 1/15/37(b)(c)	378,000	376,988
AREIT Trust, Series 2022-CRE6, Class A, (30D Average SOFR + 1.25%, 1.25% Floor), 6.58%, 1/16/37(b)(c)	751,023	742,751
BANK,
Series 2017-BNK5, Class A4, 3.13%, 6/15/60	330,000	306,341
Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	92,832
Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	452,256
Series 2019-BN19, Class C, 4.16%, 8/15/61(d)	280,000	210,137

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Bayview Commercial Asset Trust,
Series 2006-1A, Class A1, (1M CME Term SOFR + 0.52%), 5.84%, 4/25/36(b)(c)	$ 220,778	$203,163
Series 2007-4A, Class A1, (1M CME Term SOFR + 0.79%, 0.68% Floor), 6.11%, 9/25/37(b)(c)	220,456	205,419
Benchmark Mortgage Trust,
Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	358,763
Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	457,006
Series 2019-B9, Class XA, 1.18%, 3/15/52(d)(o)	1,673,444	61,219
Series 2020-IG1, Class AS, 2.91%, 9/15/43	720,000	521,155
Series 2021-B25, Class XA, 1.21%, 4/15/54(d)(o)	6,680,873	358,992
Series 2021-B27, Class XA, 1.37%, 7/15/54(d)(o)	5,209,740	300,503

BHMS, Series 2018-ATLS, Class A, (1M CME Term SOFR + 1.55%, 1.50% Floor), 6.87%, 7/15/35(b)(c)	190,000	189,831
BX Commercial Mortgage Trust,
Series 2021-SOAR, Class A, (1M CME Term SOFR + 0.78%, 0.67% Floor), 6.11%, 6/15/38(b)(c)	591,438	585,894
Series 2021-XL2, Class A, (1M CME Term SOFR + 0.80%, 0.69% Floor), 6.12%, 10/15/38(b)(c)	786,911	779,534
Series 2023-XL3, Class A, (1M CME Term SOFR + 1.76%, 1.76% Floor), 7.08%, 12/09/40(b)(c)	300,000	301,875
Series 2024-XL5, Class A, (1M CME Term SOFR + 1.39%, 1.39% Floor), 6.71%, 3/15/39(b)(c)	222,318	221,762
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

BX Trust, Series 2021-BXMF, Class A, (1M CME Term SOFR + 0.75%, 0.64% Floor), 6.07%, 10/15/26(b)(c)	$ 469,232	$463,954
BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(d)	370,000	325,060
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class A, (1M CME Term SOFR + 1.37%, 1.07% Floor), 6.69%, 12/15/37(b)(c)	270,000	269,578
Series 2019-LIFE, Class D, (1M CME Term SOFR + 2.05%, 1.75% Floor), 7.37%, 12/15/37(b)(c)	100,000	99,812

CFK Trust, Series 2019-FAX, Class D, 4.79%, 1/15/39(b)(d)	100,000	87,109
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class B, 4.18%, 7/10/47	240,000	236,421
Series 2016-P6, Class A4, 3.46%, 12/10/49	88,681	83,970
Series 2017-C4, Class A4, 3.47%, 10/12/50	420,000	387,830

Commercial Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46(b)	290,000	227,605
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 4/10/37(b)(d)(o)	13,945,000	156,527
GS Mortgage Securities Trust, Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	221,479
HGI CRE CLO Ltd., Series 2021-FL1, Class A, (1M CME Term SOFR + 1.16%, 1.16% Floor), 6.48%, 6/16/36(b)(c)	354,988	351,434
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NXSS, Class A, (1M CME Term SOFR + 2.18%, 2.18% Floor), 7.50%, 8/15/39(b)(c)	120,000	120,112

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

KSL Commercial Mortgage Trust, Series 2023-HT, Class D, (1M CME Term SOFR + 4.29%, 4.29% Floor), 9.61%, 12/15/36(b)(c)	$ 171,000	$171,641
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (1M CME Term SOFR + 0.92%, 0.80% Floor), 6.24%, 4/15/38(b)(c)	192,942	191,736
Morgan Stanley Capital I Trust,
Series 2019-BPR, Class A, (1M CME Term SOFR + 1.99%, 1.40% Floor), 7.32%, 5/15/36(b)(c)	310,737	310,074
Series 2019-L2, Class XA, 1.17%, 3/15/52(d)(o)	2,486,457	93,510
MSWF Commercial Mortgage Trust,
Series 2023-2, Class A5, 6.01%, 12/15/56	350,000	362,935
Series 2023-2, Class XA, 1.14%, 12/15/56(d)(o)	999,718	64,483

NJ Trust, Series 2023-GSP, Class A, 6.70%, 1/06/29(b)(d)	270,000	273,904
OPG Trust, Series 2021-PORT, Class A, (1M CME Term SOFR + 0.60%, 0.48% Floor), 5.92%, 10/15/36(b)(c)	503,612	495,743
PFP Ltd., Series 2022-9, Class A, (1M CME Term SOFR + 2.27%, 2.27% Floor), 7.59%, 8/19/35(b)(c)	120,000	120,570
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1M CME Term SOFR + 1.26%, 1.15% Floor), 6.59%, 5/15/38(b)(c)	440,000	422,622
SMRT, Series 2022-MINI, Class A, (1M CME Term SOFR + 1.00%, 1.00% Floor), 6.32%, 1/15/39(b)(c)	790,000	781,606
Soho Trust, Series 2021-SOHO, Class A, 2.79%, 8/10/38(b)(d)	846,000	559,322
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

SREIT Trust, Series 2021-MFP, Class A, (1M CME Term SOFR + 0.85%, 0.73% Floor), 6.17%, 11/15/38(b)(c)	$ 765,490	$ 760,228
VASA Trust, Series 2021-VASA, Class A, (1M CME Term SOFR + 1.01%, 0.90% Floor), 6.34%, 7/15/39(b)(c)	410,000	377,752
Velocity Commercial Capital Loan Trust, Series 2024-1, Class A, 6.55%, 1/25/54(b)	97,617	96,945
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class B, 2.97%, 8/15/49	300,000	240,126
Series 2017-C38, Class A5, 3.45%, 7/15/50	315,000	292,854
		15,974,336
Federal Home Loan Mortgage Corporation – 6.2%
Multiclass Certificates, Series 2020-RR07, Class BX, 2.61%, 10/27/28(o)	4,160,000	356,880
Multifamily Structured Pass Through Certificates,
Series K095, Class XAM, 1.37%, 6/25/29(d)(o)	500,000	27,442
Series K124, Class X1, 0.81%, 12/25/30(d)(o)	5,868,188	219,805
Series K-1517, Class X1, 1.44%, 7/25/35(d)(o)	234,530	23,565
Series K736, Class X1, 1.41%, 7/25/26(d)(o)	951,566	20,147
Series KG06, Class X1, 0.63%, 10/25/31(d)(o)	3,095,852	95,119
Pool,
3.50%, 1/01/34 - 4/01/52	1,201,922	1,066,305
2.00%, 9/01/35 - 2/01/52	13,841,852	10,955,563
1.50%, 4/01/36 - 2/01/51	2,743,484	2,158,688
3.00%, 9/01/37 - 8/01/52	7,209,313	6,087,280
2.00%, 3/01/41(e)	363,390	297,193
4.00%, 1/01/45 - 2/01/53	3,081,352	2,800,413
4.50%, 3/01/47 - 1/01/54	2,621,871	2,451,519
(1Y Refinitiv USD IBOR Consumer Cash Fallbacks + 1.62%, 1.62% Floor, 7.87% Cap), 2.87%, 11/01/47(c)	157,005	151,693

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Pool,
(1Y Refinitiv USD IBOR Consumer Cash Fallbacks + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48(c)	$ 561,261	$ 521,604
5.00%, 11/01/49 - 6/01/53	2,618,046	2,495,623
(1Y Refinitiv USD IBOR Consumer Cash Fallbacks + 1.62%, 1.62% Floor, 8.10% Cap), 3.10%, 2/01/50(c)	274,431	257,199
2.50%, 7/01/50 - 4/01/52	11,342,981	9,165,159
2.50%, 1/01/52(p)	4,275,536	3,439,582
6.00%, 11/01/52 - 4/01/54	1,893,338	1,884,558
5.50%, 12/01/52 - 9/01/53	2,527,024	2,461,877
6.50%, 2/01/53 - 4/01/54	1,647,204	1,670,744
7.50%, 12/01/53 - 1/01/54	60,156	62,310
7.00%, 1/01/54	40,326	41,196
Real Estate Mortgage Investment Conduits,
Series 2019-RR01, Class X, 1.53%, 6/25/28(o)	2,500,000	126,042
Series 4391, Class MZ, 3.00%, 9/15/44	266,522	224,273
Series 4980, Class KI, 4.50%, 6/25/50(o)	440,513	101,170
Series 5010, Class IK, 2.50%, 9/25/50(o)	63,847	9,253
Series 5010, Class JI, 2.50%, 9/25/50(o)	306,114	49,515
Series 5013, Class IN, 2.50%, 9/25/50(o)	78,373	12,534
Series 5018, Class MI, 2.00%, 10/25/50(o)	240,521	32,108
Series 5040, Class IB, 2.50%, 11/25/50(o)	67,641	9,474
Series 5059, Class IB, 2.50%, 1/25/51(o)	322,288	53,479
Series 5069, Class MI, 2.50%, 2/25/51(o)	72,396	10,930
Series 5081, Class AI, 3.50%, 3/25/51(o)	80,709	15,073
Series 5092, Class AP, 2.00%, 4/25/41	76,273	63,555
Series 5093, Class IY, 4.50%, 12/25/50(o)	479,361	110,325
Series 5112, Class KI, 3.50%, 6/25/51(o)	389,855	72,200
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Real Estate Mortgage Investment Conduits,
Series 5118, Class NI, 2.00%, 2/25/51(o)	$ 758,474	$ 99,427
Series 5127, Class AI, 3.00%, 6/25/51(o)	152,448	25,605
Series 5140, Class NI, 2.50%, 5/25/49(o)	343,408	47,672
Series 5148, Class BI, 2.50%, 1/25/49(o)	877,975	127,377
Series 5148, Class CI, 2.00%, 6/25/49(o)	447,914	50,554
Series 5200, Class KQ, 3.00%, 9/25/49	75,680	66,695
Series 5224, Class HL, 4.00%, 4/25/52	500,000	429,709
Series 5230, Class PE, 2.00%, 12/25/51	300,000	225,481
Series 5274, Class IO, 2.50%, 1/25/51(o)	640,336	105,292
Series 5293, Class IO, 2.00%, 3/25/51(o)	925,261	112,840
Series 5377, Class IO, 2.50%, 12/25/51(o)	879,317	116,120

Strips, Series 334, Class S7, (5.99% - 30D Average SOFR, 6.10% Cap), 0.66%, 8/15/44(c)(o)	113,002	9,702
		51,017,869
Federal Home Loan Mortgage Corporation Gold – 0.4%
Pool,
3.00%, 10/01/32 - 12/01/32	469,654	437,844
3.50%, 6/01/46 - 4/01/49	2,117,174	1,881,623
4.50%, 4/01/47 - 4/01/49	527,200	498,054
4.00%, 6/01/48	612,805	560,770
5.00%, 11/01/48	26,543	25,640
		3,403,931
Federal National Mortgage Association – 9.0%
Alternative Credit Enhancement Securities, Series 2020-M36, Class X1, 1.54%, 9/25/34(d)(o)	524,237	30,387
Interest Strip,
Series 409, Class C18, 4.00%, 4/25/42(o)	7,248	1,339
Series 427, Class C21, 2.00%, 3/25/50(o)	814,870	98,986
Series 427, Class C71, 3.00%, 10/25/49(o)	436,467	71,456

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal National Mortgage Association (Continued)
Interest Strip,
Series 437, Class C11, 3.00%, 7/25/52(o)	$ 571,345	$ 100,773
Pool,
3.00%, 9/01/28 - 12/01/54	9,884,837	8,479,913
2.50%, 12/01/33 - 9/01/61	16,993,030	13,834,765
3.50%, 1/01/34 - 6/01/52	5,988,884	5,281,080
2.00%, 9/01/35 - 12/01/53	18,739,750	14,713,584
1.50%, 3/01/36 - 3/01/51	5,051,182	3,898,434
4.50%, 11/01/43 - 1/01/59	4,675,721	4,391,106
4.00%, 4/01/44 - 7/01/52	6,639,234	6,039,134
5.00%, 8/01/48 - 7/01/53	3,282,734	3,148,656
3.50%, 1/01/51(p)	1,947,112	1,703,775
5.50%, 11/01/52 - 9/01/53	2,927,008	2,852,458
6.00%, 11/01/52 - 4/01/54	3,828,056	3,808,734
6.50%, 1/01/53 - 6/01/54	2,321,098	2,351,809
7.50%, 12/01/53 - 1/01/54	116,474	120,589
7.00%, 1/01/54	60,714	62,418
Real Estate Mortgage Investment Conduits,
Series 2012-118, Class VZ, 3.00%, 11/25/42	125,728	109,347
Series 2013-54, Class BS, (6.04% - 30D Average SOFR, 6.15% Cap), 0.71%, 6/25/43(c)(o)	15,991	1,539
Series 2014-6, Class Z, 2.50%, 2/25/44	258,346	212,507
Series 2015-65, Class CZ, 3.50%, 9/25/45	270,754	217,120
Series 2018-74, Class AB, 3.50%, 10/25/48	158,890	140,652
Series 2020-32, Class PI, 4.00%, 5/25/50(o)	79,700	16,779
Series 2020-47, Class GZ, 2.00%, 7/25/50	215,923	119,547
Series 2020-56, Class AQ, 2.00%, 8/25/50	700,000	514,084
Series 2020-56, Class DI, 2.50%, 8/25/50(o)	74,428	11,908
Series 2020-57, Class TA, 2.00%, 4/25/50	190,987	160,962
Series 2020-74, Class EI, 2.50%, 10/25/50(o)	73,057	12,287
Series 2020-89, Class DI, 2.50%, 12/25/50(o)	216,981	32,649
	Par (a)	Value
Federal National Mortgage Association (Continued)
Real Estate Mortgage Investment Conduits,
Series 2020-97, Class AI, 2.00%, 1/25/51(o)	$ 425,920	$ 58,434
Series 2021-1, Class IG, 2.50%, 2/25/51(o)	163,354	27,724
Series 2021-3, Class QI, 2.50%, 2/25/51(o)	832,079	128,610
Series 2021-50, Class IO, 4.00%, 8/25/51(o)	244,824	47,000
Series 2021-61, Class KI, 2.50%, 4/25/49(o)	514,983	75,071
Series 2021-65, Class JA, 2.00%, 1/25/46	71,042	60,458
Series 2021-69, Class IJ, 2.50%, 1/25/49(o)	883,724	129,668
Series 2022-22, Class IO, 2.50%, 10/25/51(o)	629,700	106,577
Series 2022-57, Class BC, 4.00%, 9/25/52	84,256	77,260
Series 2023-2, Class CI, 2.00%, 10/25/50(o)	926,731	112,748
Series 2024-5, Class DI, 3.00%, 10/25/51(o)	1,089,823	199,413
		73,561,740
Government National Mortgage Association – 3.0%
Pool,
0.00%, 5/01/53 - 6/01/54(e)	1,564,000	1,421,824
6.00%, 5/01/54 - 6/01/54(e)	3,529,000	3,533,070
6.50%, 5/01/54 - 6/01/54(e)	2,848,000	2,882,839
2.00%, 5/15/54(e)	2,716,900	2,137,567
2.50%, 5/15/54(e)	1,997,488	1,637,318
3.00%, 5/15/54(e)	2,139,271	1,819,639
3.50%, 5/15/54(e)	2,164,000	1,906,017
5.00%, 5/15/54(e)	1,544,000	1,477,894
5.50%, 5/15/54(e)	1,500,000	1,470,485

Series 2013-107, Class AD, 2.83%, 11/16/47(d)	66,026	58,053
Series 2014-17, Class AM, 3.54%, 6/16/48(d)	7,523	7,019
Series 2014-H20, Class FA, (1M CME Term SOFR + 0.54%, 0.43% Floor), 5.87%, 10/20/64(c)	114,331	114,035
Series 2018-168, Class PA, 4.00%, 8/20/48	81,167	74,432
Series 2019-18, Class TP, 3.50%, 2/20/49	87,516	77,015
Series 2020-103, Class AD, 1.45%, 1/16/63	577,294	427,429
Series 2020-123, Class IL, 2.50%, 8/20/50(o)	66,404	8,411

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Government National Mortgage Association (Continued)

Series 2020-123, Class NI, 2.50%, 8/20/50(o)	$ 144,059	$ 19,490
Series 2020-127, Class IN, 2.50%, 8/20/50(o)	70,933	9,898
Series 2020-129, Class IE, 2.50%, 9/20/50(o)	73,557	9,993
Series 2020-146, Class DI, 2.50%, 10/20/50(o)	66,658	8,686
Series 2020-160, Class IH, 2.50%, 10/20/50(o)	76,465	10,672
Series 2020-160, Class VI, 2.50%, 10/20/50(o)	73,623	10,410
Series 2020-160, Class YI, 2.50%, 10/20/50(o)	222,555	31,190
Series 2020-181, Class WI, 2.00%, 12/20/50(o)	351,612	38,430
Series 2020-185, Class MI, 2.50%, 12/20/50(o)	70,334	9,102
Series 2020-190, Class IO, 1.05%, 11/16/62(d)(o)	3,004,024	222,861
Series 2020-47, Class MI, 3.50%, 4/20/50(o)	234,954	42,436
Series 2020-47, Class NI, 3.50%, 4/20/50(o)	66,755	12,009
Series 2020-H04, Class FP, (1M CME Term SOFR + 0.61%, 0.50% Floor), 5.94%, 6/20/69(c)	156,694	156,375
Series 2020-H09, Class FL, (1M CME Term SOFR + 1.26%, 1.15% Floor), 6.59%, 5/20/70(c)	119,600	120,151
Series 2020-H13, Class FA, (1M CME Term SOFR + 0.56%, 0.45% Floor, 7.50% Cap), 5.89%, 7/20/70(c)	681,747	666,337
Series 2020-H13, Class FM, (1M CME Term SOFR + 0.51%, 0.40% Floor, 11.00% Cap), 5.84%, 8/20/70(c)	102,342	101,238
Series 2021-14, Class AB, 1.34%, 6/16/63	286,164	209,587
Series 2021-188, Class PA, 2.00%, 10/20/51	881,613	687,998
Series 2021-21, Class AH, 1.40%, 6/16/63	430,376	316,241
Series 2021-29, Class AG, 5.00%, 2/20/51	71,914	68,763
Series 2021-29, Class TI, 2.50%, 2/20/51(o)	446,334	76,003
Series 2021-5, Class IO, 1.11%, 1/16/61(d)(o)	3,193,719	246,983
Series 2021-54, Class IO, 1.60%, 9/16/63(d)(o)	3,332,364	366,576
	Par (a)	Value
Government National Mortgage Association (Continued)

Series 2021-58, Class IY, 3.00%, 2/20/51(o)	$ 703,568	$ 110,536
Series 2021-67, Class QI, 3.00%, 4/20/51(o)	71,504	11,267
Series 2021-76, Class JI, 3.00%, 8/20/50(o)	73,434	11,554
Series 2021-78, Class IP, 3.00%, 5/20/51(o)	665,667	104,535
Series 2021-8, Class AQ, 5.00%, 1/20/51	71,738	69,394
Series 2021-83, Class PI, 3.00%, 5/20/51(o)	239,399	37,642
Series 2021-96, Class MI, 3.00%, 6/20/51(o)	128,403	20,237
Series 2021-96, Class VI, 2.50%, 6/20/51(o)	1,491,058	197,064
Series 2021-97, Class LI, 3.00%, 8/20/50(o)	852,513	134,361
Series 2022-139, Class AL, 4.00%, 7/20/51	200,000	171,680
Series 2022-189, Class PT, 2.50%, 10/20/51	91,449	73,120
Series 2022-196, Class BE, 3.00%, 10/16/64(d)	100,000	70,553
Series 2022-220, Class E, 3.00%, 10/16/64	200,000	140,117
Series 2022-3, Class IO, 0.64%, 2/16/61(d)(o)	95,824	4,674
Series 2022-4, Class Z, 1.90%, 3/16/64	208,728	92,812
Series 2022-63, Class LM, 3.50%, 10/20/50	400,000	317,200
Series 2022-78, Class IO, 3.00%, 8/20/51(o)	76,699	11,978
Series 2022-82, Class Z, 2.00%, 2/16/64	935,140	487,476
Series 2022-85, Class IK, 3.00%, 5/20/51(o)	392,215	61,647
Series 2023-80, Class IA, 4.50%, 10/20/47(o)	1,368,931	268,117
		24,890,440

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Government National Mortgage Association II – 3.7%
Pool,
3.00%, 9/15/42 - 4/20/52	$ 5,084,596	$ 4,320,064
3.50%, 3/20/45 - 6/20/52	2,727,496	2,420,501
4.00%, 8/20/46 - 6/20/52	2,390,403	2,184,911
4.50%, 4/20/47 - 9/20/52	2,062,443	1,942,889
5.00%, 5/20/48 - 8/20/53	3,342,023	3,217,401
2.50%, 10/20/49 - 1/20/53	7,950,450	6,510,845
2.00%, 8/20/50 - 3/20/51	7,233,824	5,686,659
2.00%, 2/20/51 - 4/20/51(e)	755,887	573,527
5.50%, 11/20/52 - 8/20/53	2,172,201	2,140,183
6.00%, 9/20/53 - 1/20/54	965,138	977,163
6.50%, 9/20/53 - 1/20/54	295,396	300,916
		30,275,059
Uniform Mortgage-Backed Securities – 4.5%
Pool,
2.00%, 5/01/38 - 5/01/53(e)	5,106,235	3,905,972
4.00%, 5/01/38(e)	160,000	151,824
0.00%, 5/01/39 - 5/01/54(e)	9,684,984	9,510,935
1.50%, 5/01/39 - 5/01/54(e)	437,318	332,208
2.50%, 5/01/39(e)	314,000	277,983
3.00%, 5/01/39 - 6/01/53(e)	2,943,947	2,432,396
3.50%, 5/01/39 - 5/01/53(e)	6,997,000	6,033,066
4.50%, 5/01/53(e)	4,933,000	4,545,337
5.50%, 5/01/53(e)	10,197,172	9,896,875
6.00%, 5/01/54(e)	164,000	162,475
		37,249,071
Whole Loan – 1.8%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1, (1M CME Term SOFR + 0.65%, 0.54% Floor, 11.00% Cap), 5.97%, 11/25/35(c)	41,007	40,510
Angel Oak Mortgage Trust,
Series 2022-3, Class A1, 4.00%, 1/10/67(b)	664,776	610,950
Series 2023-7, Class A1, (Step to 4.84% on 1/25/28), 4.80%, 11/25/67(b)(f)	115,257	110,466

BRAVO Residential Funding Trust, Series 2024-NQM2, Class A1, (Step to 7.29% on 3/25/28), 6.29%, 2/25/64(b)(f)	689,105	687,453
	Par (a)	Value
Whole Loan (Continued)
CHL Mortgage Pass-Through Trust,
Series 2007-9, Class A1, 5.75%, 7/25/37	$ 25,331	$ 12,312
Series 2007-9, Class A11, 5.75%, 7/25/37	13,839	6,727

CIM Trust, Series 2021-R6, Class A1, 1.43%, 7/25/61(b)	222,098	187,943
COLT Mortgage Loan Trust, Series 2022-2, Class A1, (Step to 3.94% on 3/25/26), 2.99%, 2/25/67(b)(f)	150,385	133,851
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (30D Average SOFR + 1.80%, 1.80% Floor), 7.13%, 2/25/44(b)(c)	250,000	250,313
Cross Mortgage Trust, Series 2023-H2, Class A1A, (Step to 8.14% on 11/25/27), 7.14%, 11/25/68(b)(f)	93,515	94,155
CSMC,
Series 2019-NQM1, Class A2, 3.86%, 10/25/59(b)	168,820	163,096
Series 2021-NQM2, Class A3, 1.54%, 2/25/66(b)	75,134	64,372
Series 2021-NQM6, Class A3, 1.59%, 7/25/66(b)	546,841	432,463
Series 2021-NQM7, Class A1, 1.76%, 10/25/66(b)	130,380	108,827
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(b)(d)	633,009	539,470
CSMC Trust,
Series 2021-RPL2, Class A1, 2.00%, 1/25/60(b)	104,507	87,847
Series 2021-RPL4, Class A1, 1.80%, 12/27/60(b)(d)	138,152	132,874
Series 2021-RPL6, Class A1, 2.00%, 10/25/60(b)	128,018	109,966
Series 2022-NQM3, Class A1B, 4.27%, 3/25/67(b)(d)	111,000	100,806
Series 2022-NQM6, Class PT, 9.27%, 12/25/67(b)	127,993	129,950

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)

Deephaven Residential Mortgage Trust, Series 2022-1, Class A1, 2.21%, 1/25/67(b)	$346,622	$305,622
Ellington Financial Mortgage Trust,
Series 2021-2, Class A1, 0.93%, 6/25/66(b)	281,558	221,581
Series 2022-1, Class A1, 2.21%, 1/25/67(b)	167,533	139,531

FNMA Connecticut Avenue Securities, Series 2016-C03, Class 1M2, (30D Average SOFR + 5.41%), 10.74%, 10/25/28(c)	120,459	126,243
Freddie Mac STACR REMIC Trust,
Series 2021-DNA2, Class M2, (30D Average SOFR + 2.30%), 7.63%, 8/25/33(b)(c)	158,422	162,100
Series 2021-DNA6, Class M2, (30D Average SOFR + 1.50%), 6.83%, 10/25/41(b)(c)	580,000	581,630
Series 2022-DNA2, Class M1A, (30D Average SOFR + 1.30%), 6.63%, 2/25/42(b)(c)	334,008	334,527
Series 2022-DNA3, Class M1B, (30D Average SOFR + 2.90%), 8.23%, 4/25/42(b)(c)	550,000	569,938
Series 2022-DNA4, Class M1A, (30D Average SOFR + 2.20%), 7.53%, 5/25/42(b)(c)	162,305	164,739
Series 2022-DNA5, Class M1B, (30D Average SOFR + 4.50%), 9.83%, 6/25/42(b)(c)	240,000	259,613
Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 7.73%, 2/25/42(b)(c)	200,000	204,372

GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 5/25/62(b)(d)	75,921	66,596
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	85,138	117,370
	Par (a)	Value
Whole Loan (Continued)
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1B, (1M CME Term SOFR + 0.85%, 0.74% Floor, 11.00% Cap), 6.17%, 6/20/35(c)	$124,840	$112,934
Series 2005-9, Class 2A1C, (1M CME Term SOFR + 1.01%, 0.90% Floor, 11.00% Cap), 6.33%, 6/20/35(c)	460,196	414,134

Impac CMB Trust, Series 2007-A, Class A, (1M CME Term SOFR + 0.61%, 0.50% Floor, 11.50% Cap), 5.93%, 5/25/37(b)(c)	150,556	139,481
Legacy Mortgage Asset Trust,
Series 2021-GS2, Class A1, (Step to 5.75% on 5/25/25), 4.75%, 4/25/61(b)(f)	244,721	236,371
Series 2021-GS5, Class A1, (Step to 5.25% on 12/25/24), 2.25%, 7/25/67(b)(f)	147,863	142,155
MASTR Asset Securitization Trust,
Series 2007-1, Class 1A4, 6.50%, 11/25/37	568,118	130,408
Series 2007-2, Class A2, 6.25%, 1/25/38	304,710	163,986

Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 5.76%, 2/25/34(d)	189,985	170,877
Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69(b)	219,482	208,525
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, (12MTA + 1.09%, 1.09% Floor), 5.12%, 12/26/46(b)(c)	6,701	6,658
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-INV2, Class A1, 6.50%, 8/25/45(b)(d)	580,000	578,097
New Residential Mortgage Loan Trust,
Series 2015-2A, Class A1, 3.75%, 8/25/55(b)	176,806	161,680

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)
New Residential Mortgage Loan Trust,
Series 2017-2A, Class B2, 4.75%, 3/25/57(b)	$211,307	$194,186
Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(d)	509,723	481,681
Series 2018-RPL1, Class M2, 3.50%, 12/25/57(b)(d)	280,000	225,288
Series 2019-6A, Class B3C, 3.75%, 9/25/59(b)(d)	503,415	444,758
Series 2019-NQM4, Class A1, 2.49%, 9/25/59(b)	78,109	71,222
Series 2021-NQM3, Class A1, 1.16%, 11/27/56(b)	147,910	122,067
Series 2022-NQM4, Class A1, (Step to 4.97% on 6/25/24), 5.00%, 6/25/62(b)(f)	213,351	209,669
OBX Trust,
Series 2021-NQM2, Class A1, 1.10%, 5/25/61(b)	475,717	370,435
Series 2021-NQM3, Class A1, 1.05%, 7/25/61(b)	158,172	119,288
Series 2022-NQM1, Class A1, 2.31%, 11/25/61(b)	615,139	523,085

PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(b)	168,649	139,822
Residential Mortgage Loan Trust,
Series 2019-2, Class A1, 2.91%, 5/25/59(b)	1,064	1,059
Series 2020-2, Class A1, 1.65%, 5/25/60(b)	21,175	20,953
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 3/27/62(b)(d)	679,598	606,952
Series 2022-2, Class A1, (Step to 5.28% on 6/25/24), 5.35%, 8/25/62(b)(f)	656,258	638,900
Towd Point Mortgage Trust,
Series 2016-3, Class B1, 4.12%, 4/25/56(b)(d)	190,000	178,154
Series 2017-4, Class B2, 3.66%, 6/25/57(b)(d)	330,000	259,577
	Par (a)	Value
Whole Loan (Continued)
Towd Point Mortgage Trust,
Series 2020-2, Class M1B, 3.00%, 4/25/60(b)(d)	$240,000	$ 178,157

Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.39%, 2/25/38(b)(d)(o)	166,667	37,269
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A, (12MTA + 0.88%, 0.88% Floor), 5.97%, 10/25/46(c)	255,692	207,479
		14,753,520
Total Mortgage-Backed Securities (Cost $273,187,364)		251,125,966

Municipal Bonds – 0.3%
California – 0.1%
Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	170,000	194,778
California State Taxable GO Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	199,194
California State Various Purpose Taxable GO Unlimited Bonds, Build America Bonds,
7.50%, 4/01/34	65,000	74,095
7.55%, 4/01/39	20,000	23,507

Los Angeles Community College District GO Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	45,000	48,664
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(q)	25,000	21,334
		561,572
Florida – 0.0%(h)
Florida State Development Finance Corp., Variable Revenue Refunding Bonds (AMT), Brightline Florida Passenger Rail Project, 12.00%, 7/15/28(b)(e)(r)	330,000	339,900

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Georgia – 0.0%(h)
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	$ 38,000	$ 40,741
Illinois – 0.1%
Illinois State Taxable GO Unlimited Pension Bonds, 5.10%, 6/01/33	460,000	449,425
Louisiana – 0.0%(h)
Louisiana State Local Government Environmental Facilities & Community Development Authority Taxable Revenue Bonds, Louisiana Utilities Restoration Corp. Project, 4.15%, 2/01/33	70,000	66,487
New Jersey – 0.0%(h)
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/01/40	106,000	121,399
New York – 0.1%
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 6.67%, 11/15/39	70,000	73,938
MTA Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	45,000	44,408
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	30,000	30,046
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	95,000	96,771
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	30,000	28,855
	Par (a)	Value
New York (Continued)
Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/01/40	$ 65,000	$ 67,022
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	85,000	78,029
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	60,000	54,660
		473,729
Ohio – 0.0%(h)
American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	75,000	95,160
Texas – 0.0%(h)
San Antonio Electric & Gas Junior Lien Revenue Bonds, Build America Bonds, 5.81%, 2/01/41	75,000	74,585
Texas State Taxable GO Unlimited Bonds, Build America Bonds, 5.52%, 4/01/39	155,000	155,399
		229,984
Total Municipal Bonds (Cost $2,736,422)		2,378,397

Term Loans – 0.0%(c)(h)
Publishing & Broadcasting – 0.0%(h)
Gray Television, Inc., Term D Loan, (1M USD CME Term SOFR + 3.00%), 8.44%, 12/01/28	89	83
Software – 0.0%(h)
ConnectWise LLC, Initial Term Loan, (3M USD CME Term SOFR + 3.50%, 0.50% Floor), 9.06%, 9/29/28	23,029	23,039
Total Term Loans (Cost $23,042)		23,122

U.S. Government Obligations – 13.8%
U.S. Treasury Bonds – 5.0%
4.25%, 5/15/39	53,000	50,157
4.50%, 8/15/39	53,000	51,503

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
U.S. Treasury Bonds (Continued)
4.38%, 11/15/39	$ 53,000	$ 50,675
4.63%, 2/15/40	382,000	375,405
1.13%, 5/15/40(p)	1,144,000	673,575
3.88%, 8/15/40	382,000	341,651
1.13%, 8/15/40	1,144,000	666,737
4.25%, 11/15/40	1,093,700	1,022,268
1.38%, 11/15/40	1,144,000	693,282
4.75%, 2/15/41(p)	2,020,900	2,003,928
4.38%, 5/15/41	595,500	563,376
2.00%, 11/15/41	6,459,000	4,266,977
3.00%, 5/15/42	449,000	346,800
2.75%, 8/15/42	2,960,000	2,190,631
4.00%, 11/15/42	876,100	780,585
3.13%, 2/15/43	204,000	159,295
3.88%, 2/15/43	653,500	570,868
2.88%, 5/15/43	204,000	152,673
3.88%, 5/15/43	2,750,000	2,398,193
3.63%, 8/15/43	1,168,000	979,797
4.38%, 8/15/43	1,350,000	1,260,773
3.75%, 11/15/43	1,168,000	996,496
4.75%, 11/15/43	1,050,000	1,029,984
4.50%, 2/15/44	473,000	449,054
3.00%, 11/15/44	3,040,000	2,287,837
2.50%, 2/15/45(p)	3,298,000	2,263,252
3.00%, 5/15/45	2,450,000	1,835,586
2.88%, 11/15/46	199,000	143,941
2.75%, 11/15/47(p)	3,448,000	2,410,906
3.00%, 2/15/48(p)	1,194,000	874,931
2.25%, 8/15/49(p)	1,192,000	739,878
1.38%, 8/15/50	2,715,700	1,325,071
1.63%, 11/15/50	135,000	70,548
2.38%, 5/15/51	7,000	4,416
2.00%, 8/15/51	810,000	464,991
1.88%, 11/15/51	970,000	537,895
2.25%, 2/15/52	1,238,200	755,060
3.00%, 8/15/52	22,000	15,884
4.00%, 11/15/52	964,000	844,705
3.63%, 2/15/53	895,000	731,243
3.63%, 5/15/53	1,772,500	1,448,742
4.13%, 8/15/53	1,365,000	1,222,315
4.75%, 11/15/53	630,000	626,752
4.25%, 2/15/54	746,000	682,940
		41,361,576
U.S. Treasury Notes – 8.8%
1.13%, 1/15/33	720,000	682,132
2.13%, 5/15/25	433,000	419,426
2.88%, 6/15/25	1,920,000	1,871,100
0.25%, 6/30/25	1,788,000	1,688,542
3.00%, 7/15/25	154,000	150,060
0.25%, 7/31/25	1,874,000	1,762,731
	Par (a)	Value
U.S. Treasury Notes (Continued)
4.75%, 7/31/25	$ 30,000	$ 29,839
3.13%, 8/15/25	213,000	207,583
3.50%, 9/15/25	528,000	516,264
5.00%, 9/30/25	2,624,600	2,617,936
5.00%, 10/31/25	282,000	281,339
4.50%, 11/15/25	1,501,000	1,486,283
0.38%, 11/30/25	11,000	10,211
4.88%, 11/30/25	1,580,000	1,573,334
4.00%, 12/15/25	2,475,000	2,431,301
3.88%, 1/15/26	90,000	88,186
0.50%, 2/28/26	1,986,800	1,828,943
4.63%, 2/28/26	50,000	49,613
4.63%, 3/15/26	70,000	69,445
0.75%, 3/31/26(g)	1,497,500	1,381,151
4.50%, 3/31/26	2,464,000	2,439,264
3.75%, 4/15/26	614,000	599,298
3.63%, 5/15/26	282,000	274,388
0.75%, 5/31/26	387,000	354,574
0.88%, 6/30/26	1,927,000	1,765,689
0.63%, 7/31/26	1,192,000	1,082,485
1.50%, 8/15/26	576,000	532,890
4.38%, 8/15/26	126,000	124,327
4.63%, 9/15/26	50,000	49,607
4.63%, 10/15/26	44,000	43,663
2.00%, 11/15/26	1,604,000	1,492,597
1.63%, 11/30/26	2,383,000	2,194,036
4.13%, 2/15/27	303,000	296,940
1.88%, 2/28/27(p)	3,000	2,763
0.50%, 4/30/27	641,000	563,629
2.38%, 5/15/27	634,000	589,719
0.50%, 5/31/27	573,000	502,114
2.75%, 7/31/27	2,000	1,875
2.25%, 8/15/27(p)	2,642,000	2,434,562
3.13%, 8/31/27	5,000	4,738
0.38%, 9/30/27	808,000	695,732
4.13%, 10/31/27(g)	1,269,000	1,239,902
0.63%, 11/30/27	10,000	8,632
3.88%, 11/30/27	3,416,000	3,309,250
3.88%, 12/31/27	31,000	30,019
3.50%, 1/31/28	7,000	6,685
4.00%, 2/29/28	12,000	11,663
3.63%, 3/31/28	1,496,700	1,434,376
3.50%, 4/30/28(p)	51,000	48,619
4.00%, 6/30/28	1,496,700	1,452,968
4.13%, 7/31/28	255,000	248,695
4.38%, 8/31/28	20,000	19,694
1.25%, 9/30/28	1,583,700	1,364,271
4.88%, 10/31/28	247,000	248,129
3.13%, 11/15/28	340,000	317,555
1.38%, 12/31/28	3,000	2,581
3.75%, 12/31/28	270,000	258,841

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
U.S. Treasury Notes (Continued)
2.63%, 2/15/29	$ 565,000	$ 514,106
4.25%, 2/28/29	334,000	327,190
2.38%, 3/31/29	87,000	78,055
4.13%, 3/31/29(g)	53,000	51,617
2.38%, 5/15/29	565,000	505,962
3.25%, 6/30/29	1,044,600	973,885
4.00%, 10/31/29(p)	335,000	323,301
3.88%, 12/31/29(p)	6,120,000	5,862,530
3.50%, 1/31/30	61,000	57,261
1.50%, 2/15/30	896,000	751,345
4.00%, 2/28/30	1,254,300	1,208,342
3.75%, 5/31/30	872,000	827,480
4.00%, 7/31/30	146,000	140,354
4.13%, 8/31/30	40,000	38,708
4.63%, 9/30/30	10,000	9,950
4.88%, 10/31/30	1,927,300	1,944,164
3.75%, 12/31/30	11,000	10,400
4.00%, 1/31/31	4,123,000	3,954,698
4.25%, 2/28/31	1,880,000	1,830,356
4.13%, 3/31/31	216,000	208,643
1.63%, 5/15/31	1,623,000	1,328,197
1.25%, 8/15/31	3,233,000	2,553,691
2.88%, 5/15/32	36,600	32,159
4.13%, 11/15/32	356,000	341,816
3.38%, 5/15/33	1,014,000	916,403
3.88%, 8/15/33	1,106,000	1,038,257
4.50%, 11/15/33	25,000	24,633
4.00%, 2/15/34	851,000	805,791
		71,851,483
Total U.S. Government Obligations (Cost $124,454,120)		113,213,059

	Number of Shares
Investment Companies – 30.3%
BlackRock Allocation Target Shares - BATS, Series A	6,455,775	60,361,492
iShares U.S. Treasury Bond ETF	8,531,353	189,012,126
Total Investment Companies (Cost $260,246,474)		249,373,618

Par (a)/Number of Shares
Short-Term Investments – 5.5%
Corporate Bonds – 0.8%
AbbVie, Inc.,
2.60%, 11/21/24	$490,000	482,191
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)
AbbVie, Inc.,
3.80%, 3/15/25	$ 190,000	$ 187,130
American Express Co.,
3.38%, 5/03/24	170,000	169,988
2.50%, 7/30/24	350,000	347,239

Bank of New York Mellon (The) Corp., 1.60%, 4/24/25	60,000	57,749
Becton Dickinson & Co., 3.36%, 6/06/24	7,000	6,983
Bristol-Myers Squibb Co., 2.90%, 7/26/24(g)	62,000	61,584
Citigroup, Inc., 3.30%, 4/27/25	120,000	117,303
Constellation Brands, Inc., 3.60%, 5/09/24	90,000	89,953
Continental Resources, Inc., 3.80%, 6/01/24	130,000	129,622
Edison International, 4.95%, 4/15/25	123,000	121,937
FirstEnergy Corp., 2.05%, 3/01/25(g)	22,000	21,249
Goldman Sachs Group (The), Inc.,
3.85%, 7/08/24	30,000	29,893
(SOFR + 0.51%), 5.87%, 9/10/24(c)	561,000	561,261
3.50%, 4/01/25	70,000	68,605

HCA, Inc., 5.25%, 4/15/25	191,000	189,980
Humana, Inc., 4.50%, 4/01/25	20,000	19,767
International Business Machines Corp., 3.00%, 5/15/24	410,000	409,589
Kinder Morgan Energy Partners L.P., 4.25%, 9/01/24	10,000	9,941
Las Vegas Sands Corp., 3.20%, 8/08/24	100,000	99,036
Northrop Grumman Corp., 2.93%, 1/15/25	40,000	39,233
Occidental Petroleum Corp., 6.95%, 7/01/24	4,000	4,004
Otis Worldwide Corp., 2.06%, 4/05/25	50,000	48,346
RTX Corp., 3.15%, 12/15/24	50,000	49,201
Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	1,042,000	1,038,827
Sprint LLC,
7.13%, 6/15/24	898,000	898,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)/Number of Shares	Value
Corporate Bonds (Continued)
Sprint LLC,
7.63%, 2/15/25		$ 1,042,000	$ 1,049,757

T-Mobile USA, Inc., 3.50%, 4/15/25		90,000	88,120
Western Midstream Operating L.P., 3.10%, 2/01/25		50,000	48,872
			6,445,860
Foreign Issuer Bonds – 0.3%
Bank of Nova Scotia (The), 3.45%, 4/11/25		320,000	313,460
Credit Suisse A.G.,
4.75%, 8/09/24		306,000	305,227
7.95%, 1/09/25		370,000	374,980
3.70%, 2/21/25		886,000	870,946
2.95%, 4/09/25		250,000	243,611

Kenbourne Invest S.A., 6.88%, 11/26/24(b)(s)		203,000	80,632
Mexico Cetes, 0.00%, 11/28/24(t)	MXN	51,700,000	283,385
Petroleos Mexicanos, 7.19%, 9/12/24		403,000	23,003
VF Ukraine PAT via VFU Funding PLC, 6.20%, 2/11/25(b)		20,000	15,525
			2,510,769
Money Market Funds – 3.7%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 5.37%(u)(v)		9,620,383	9,620,383
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(u)		20,675,246	20,675,246
			30,295,629
Mortgage-Backed Securities – 0.0%(h)
CSMC, Series 2022-NWPT, Class A, (1M CME Term SOFR + 3.14%, 3.14% Floor), 8.46%, 9/09/24(b)(c)		100,000	100,610
U.S. Government Obligations – 0.6%
U.S. Treasury Notes,
3.00%, 7/31/24		314,000	312,111
3.25%, 8/31/24(g)		595,000	590,840
4.25%, 9/30/24		185,000	184,127
4.38%, 10/31/24(g)		143,000	142,300
4.50%, 11/30/24		128,000	127,366
4.25%, 12/31/24(g)		919,000	912,422
2.00%, 2/15/25		503,000	489,939
3.88%, 3/31/25		1,477,000	1,458,898
	Par (a)/Number of Shares	Value
U.S. Government Obligations (Continued)
U.S. Treasury Notes,
0.38%, 4/30/25(p)	$998,000	$ 951,151
3.88%, 4/30/25	246,000	242,718
		5,411,872
U.S. Treasury Bills – 0.1%
U.S. Treasury Bills, 4.94%, 5/28/24(g)(w)	820,000	816,759
Total Short-Term Investments (Cost $45,788,113)		45,581,499

Number of Contracts		Notional Amount
Purchased Options – 0.1%
Call Options - Exchange Traded – 0.0%(h)
10-Year U.S. Treasury Note Future, Strike Price USD 103.50, Expires 5/24/24	10	2,026,560	156
10-Year U.S. Treasury Note Future, Strike Price USD 107.50, Expires 5/24/24	16	1,719,008	12,000
10-Year U.S. Treasury Note Future, Strike Price USD 108.00, Expires 5/24/24	19	2,041,322	10,094
5-Year U.S. Treasury Note Future, Strike Price USD 105.00, Expires 5/24/24	2	209,484	859
5-Year U.S. Treasury Note Future, Strike Price USD 105.25, Expires 5/03/24	37	3,875,454	4,336
5-Year U.S. Treasury Note Future, Strike Price USD 105.50, Expires 5/24/24	1	104,742	258
			27,703
Call Options - Over the Counter – 0.0%(h)
Canadian Dollar vs. U.S. Dollar, Strike Price CAD $1.40, Expires 5/15/24, Counterparty: Goldman Sachs	1	1,760,400	1,261
Chinese Yuan vs. U.S. Dollar, Strike Price CNH 7.26, Expires 5/20/24, Counterparty: UBS	1	88,000	210
Chinese Yuan vs. U.S. Dollar, Strike Price CNH 7.50, Expires 10/23/24, Counterparty: Barclays	1	14,000	1,407

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Call Options - Over the Counter (Continued)
Chinese Yuan vs. U.S. Dollar, Strike Price CNH 7.75, Expires 3/06/26, Counterparty: Bank of America	1	$10,391,000	$ 85,650
Mexican Peso vs. U.S. Dollar, Strike Price MXN 17.25, Expires 5/15/24, Counterparty: Barclays	1	1,760,400	14,165
Mexican Peso vs. U.S. Dollar, Strike Price MXN 18.30, Expires 10/18/24, Counterparty: Morgan Stanley	1	88,000	1,575
South African Rand vs. U.S. Dollar, Strike Price ZAR $20.80, Expires 8/15/24, Counterparty: Goldman Sachs	1	92,000	709
U.S. Dollar vs. Euro, Strike Price USD 1.10, Expires 6/14/24, Counterparty: Barclays	1	8,000 (x)	1,502
U.S. Dollar vs. Euro, Strike Price USD 1.11, Expires 5/29/24, Counterparty: BNP Paribas	1	128,000 (x)	11
			106,490
Call Swaptions - Over the Counter – 0.0%(h)
Pay 1-Day USD SOFR (Annually); Receive 3.58% (Annually): Interest Rate Swap Maturing 5/07/34, Strike Price USD 3.58, Expires 5/03/24, Counterparty: Citibank	1	1,095,000	—
Pay 1-Day USD SOFR (Annually); Receive 3.93% (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 3.93, Expires 4/12/27, Counterparty: Goldman Sachs	1	1,064,000	45,855
Pay 1-Day USD SOFR (Annually); Receive 3.96% (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 3.96, Expires 4/12/27, Counterparty: Goldman Sachs	1	488,667	21,460
Number of Contracts		Notional Amount	Value
Call Swaptions - Over the Counter (Continued)
Pay 1-Day USD SOFR (Annually); Receive 4.01% (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 4.01, Expires 4/12/27, Counterparty: Goldman Sachs	1	$ 456,669	$ 20,933
Pay 1-Day USD SOFR (Annually); Receive 4.12% (Annually): Interest Rate Swap Maturing 5/04/37, Strike Price USD 4.12, Expires 4/30/27, Counterparty: Morgan Stanley	1	584,226	29,708
Pay 1-Day USD SOFR (At Maturity); Receive 4.54% (At Maturity): Interest Rate Swap Maturing 10/18/25, Strike Price USD 4.54, Expires 10/16/24, Counterparty: Barclays	1	78,978,000	103,990
Pay 1-Day USD SOFR (At Maturity); Receive 4.54% (At Maturity): Interest Rate Swap Maturing 10/18/25, Strike Price USD 4.54, Expires 10/16/24, Counterparty: Goldman Sachs	1	39,594,000	52,133
			274,079
Put Options - Exchange Traded – 0.0%(h)
10-Year U.S. Treasury Note Future, Strike Price USD 107.00, Expires 5/24/24	39	4,190,082	22,547
10-Year U.S. Treasury Note Future, Strike Price USD 107.50, Expires 5/24/24	66	7,090,908	53,625
10-Year U.S. Treasury Note Future, Strike Price USD 108.50, Expires 5/24/24	1	107,438	1,437
3-Month SOFR Future, Strike Price USD 94.94, Expires 6/14/24	29	6,865,025	1,088
3-Month SOFR Future, Strike Price USD 95.50, Expires 12/13/24	36	8,544,600	60,300
5-Year U.S. Treasury Note Future, Strike Price USD 104.25, Expires 5/03/24	46	4,818,132	4,672
			143,669

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter – 0.0%(h)
Brazilian Real vs. U.S. Dollar, Strike Price BRL 4.85, Expires 6/03/24, Counterparty: Bank of America	1	$ 93,000	$ 8
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.15, Expires 5/15/24, Counterparty: Deutsche Bank	1	89,000	422
Indian Rupee vs. Chinese Yuan, Strike Price INR $11.50, Expires 1/23/25, Counterparty: Standard Chartered Bank	1	67,000	2,054
Japanese Yen vs. U.S. Dollar, Strike Price JPY 150.00, Expires 5/09/24, Counterparty: BNP Paribas	1	3,632,500	875
Polish Zloty vs. Euro, Strike Price PLN $4.31, Expires 8/13/24, Counterparty: Bank of America	1	52,000	171
South African Rand vs. U.S. Dollar, Strike Price ZAR $18.20, Expires 8/15/24, Counterparty: Goldman Sachs	1	92,000	1,170
Turkish Lira vs. U.S. Dollar, Strike Price TRY 35.00, Expires 11/21/24, Counterparty: UBS	1	5,000	577
Turkish Lira vs. U.S. Dollar, Strike Price TRY 37.50, Expires 10/08/24, Counterparty: Goldman Sachs	1	53,000	—
Turkish Lira vs. U.S. Dollar, Strike Price TRY 38.50, Expires 9/27/24, Counterparty: UBS	1	35,000	—
Turkish Lira vs. U.S. Dollar, Strike Price TRY 42.50, Expires 12/06/24, Counterparty: Goldman Sachs	1	37,000	2,969
U.S. Dollar vs. Australian Dollar, Strike Price USD 0.63, Expires 5/15/24, Counterparty: Goldman Sachs	1	2,725,500 (y)	2,103
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter (Continued)
U.S. Dollar vs. British Pound, Strike Price USD 1.22, Expires 5/15/24, Counterparty: JPMorgan Chase	1	$1,430,000 (aa)	$ 1,241
U.S. Dollar vs. Euro, Strike Price USD 1.05, Expires 5/15/24, Counterparty: Citibank	1	1,662,000 (x)	697
			12,287
Put Swaptions - Over the Counter – 0.1%
Pay 3.93% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 3.93, Expires 4/12/27, Counterparty: Goldman Sachs	1	1,064,000	60,732
Pay 3.96% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 3.96, Expires 4/12/27, Counterparty: Goldman Sachs	1	488,667	27,493
Pay 4.01% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 4/14/37, Strike Price USD 4.01, Expires 4/12/27, Counterparty: Goldman Sachs	1	456,669	24,850
Pay 4.12% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 5/04/37, Strike Price USD 4.12, Expires 4/30/27, Counterparty: Morgan Stanley	1	584,226	29,708
Pay 4.38% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 5/07/34, Strike Price USD 4.38, Expires 5/03/24, Counterparty: Citibank	1	1,095,000	1,197

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Put Swaptions - Over the Counter (Continued)
Pay 4.43% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 10/21/34, Strike Price USD 4.43, Expires 10/17/24, Counterparty: Goldman Sachs	2	$ 6,505,500	$108,950
Pay 4.46% (Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 5/29/34, Strike Price USD 4.46, Expires 5/24/24, Counterparty: Goldman Sachs	1	21,584,328	85,936
			338,866
Total Purchased Options (Premiums Paid $987,877)			903,094

Total Long Positions – 107.2% (Cost $942,510,240)	880,632,181

	Par (a)	Value
Short Positions – (2.1)%(ab)
Mortgage-Backed Securities – (2.1)%
Uniform Mortgage-Backed Securities – (1.1)%
Pool,
2.50%, 5/01/53(e)	(1,575,000)	(1,245,913)
3.00%, 5/01/53(e)	(74,000)	(61,094)
4.00%, 5/01/53(e)	(1,456,300)	(1,302,405)
5.00%, 5/01/53(e)	(1,400,000)	(1,326,511)
5.50%, 5/01/53(e)	(400,000)	(388,220)
6.50%, 5/01/53(e)	(3,412,300)	(3,438,032)
2.50%, 6/01/53	(1,019,400)	(807,040)
6.00%, 6/01/53	(630,000)	(623,946)
		(9,193,161)
Government National Mortgage Association – (1.0)%
Pool,
4.00%, 5/01/53(e)	(200,000)	(181,224)
4.50%, 5/01/53	(2,923,000)	(2,722,014)
	Par (a)	Value
Government National Mortgage Association (Continued)
Pool,
5.00%, 5/01/53(e)	$(1,800,000)	$ (1,722,934)
5.50%, 5/01/54(e)	(3,140,000)	(3,078,215)
		(7,704,387)
Total Mortgage-Backed Securities (Proceeds $17,092,549)		(16,897,548)
Total Short Positions – (2.1)% (Proceeds $17,092,549)		(16,897,548)
Total Written Options – (0.0)%(h) (Premiums Received $402,541)		(332,685)
Liabilities less Other Assets – (5.1)%(ac)		(41,778,142)
NET ASSETS – 100.0%		$821,623,806
Percentages shown are based on Net Assets.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $82,390,210 or 10.03% of net assets.
(c)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2024 is disclosed.
(e)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2024.
(f)	Step coupon bond. Rate as of April 30, 2024 is disclosed.
(g)	Security either partially or fully on loan. (See Note 7).
(h)	Amount rounds to less than 0.05%.
(i)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2024 is disclosed.
(j)	Investment is valued using significant unobservable inputs (Level 3).
(k)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(l)	Perpetual bond. Maturity date represents next call date.
(m)	Century bond maturing in 2120.
(n)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(o)	Security is an Interest Only Strip.
(p)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(q)	Century bond maturing in 2112.
(r)	Maturity date represents the puttable date.
(s)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(t)	Zero coupon bond.
(u)	7-day current yield as of April 30, 2024 is disclosed.
(v)	Security purchased with the cash proceeds from securities loaned. (See Note 7).
(w)	Discount rate at the time of purchase.
(x)	The notional amount is EUR.
(y)	The notional amount is AUD.
(aa)	The notional amount is GBP.
(ab)	Securities sold short are not owned by the Fund.
(ac)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap and written options contracts.

Abbreviations:

1M	1 Month
1Y	1 Year
3M	3 Month
5Y	5 Year
6M	6 Month
12MTA	12 Month Treasury Average
30D	30 Day
90D	90 Day
AMT	Alternative Minimum Tax
BANXICO	Banco de Mexico
BATS	Better Alternative Trading System
BRL	Brazilian Real
BZDIO	Brazil Interbank Rate
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
CDX	Credit Default Swap Index
CLICP	Sinacofi Chile Interbank Rate
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
CNH	Chinese Yuan Renminbi
COOVI	Columbian Overnight Index Average
COP	Colombian Peso
CZK	Czech Republic Koruna
ETF	Exchange-Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GBP	British Pound
GMTN	Global Medium Term Note
GO	Government Obligation
IBOR	Interbank Offered Rate
INR	Indian Rupee
IO	Interest Only
JPY	Japanese Yen
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTA	Metropolitan Transportation Authority
MXN	Mexican Peso
OAT	Obligations Assimilables du Trésor
PCL	Public Company Limited
PEN	Peruvian Nuevo Sole
PLC	Public Limited Company
PLN	Polish Zloty
PRBOR	Prague Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SOFR	United States Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
Strip	Separate Trading of Registered Interest and Principal
TIIE	Tasa de Interés Interbancaria de Equilibrio
TRB	Tax Revenue Bonds
TRY	Turkish Lira
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate
ZAR	South African Rand
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund

Futures Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	20	6/18/2024	USD	2,148,750	$ (11,250)
U.S. Treasury Long Bond	165	6/18/2024	USD	18,779,063	(743,899)
Ultra U.S. Treasury Bond	101	6/18/2024	USD	12,075,812	(749,378)
Long Gilt	8	6/26/2024	GBP	957,455	(6,066)
2-Year U.S. Treasury Note	119	6/28/2024	USD	24,116,094	(51,197)
5-Year U.S. Treasury Note	620	6/28/2024	USD	64,940,156	(681,239)
CME 3-Month SOFR	2	9/17/2024	USD	473,450	(925)
CME 3-Month SOFR	131	3/18/2025	USD	31,092,850	(249,485)
3-Month SONIA	1	3/19/2025	GBP	297,440	(1,253)
CME 3-Month SOFR	221	3/17/2026	USD	52,802,425	(299,325)
Total Long Contracts					$(2,794,017)
Short Contracts
Euro-Bund	(8)	6/06/2024	EUR	1,110,571	$ 10,550
10-Year U.S. Treasury Note	(12)	6/18/2024	USD	1,289,250	5,351
CME 3-Month SOFR	(26)	6/18/2024	USD	6,152,575	(5,100)
Ultra 10-Year U.S. Treasury Note	(143)	6/18/2024	USD	15,761,282	208,694
2-Year U.S. Treasury Note	(44)	6/28/2024	USD	8,916,875	96,914
Total Short Contracts					$ 316,409
					$(2,477,608)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

6/20/24	U.S. Dollars	2,695,000	Japanese Yen	410,177,842	Goldman Sachs	$ 73,555
6/20/24	U.S. Dollars	1,816,500	Japanese Yen	273,034,300	Morgan Stanley	71,539
6/20/24	U.S. Dollars	2,539,954	Euro	2,322,668	UBS	55,825
6/20/24	U.S. Dollars	2,594,221	Euro	2,374,332	Toronto-Dominion Bank	54,837
6/20/24	U.S. Dollars	1,955,340	Euro	1,789,800	RBS	41,122
6/20/24	U.S. Dollars	1,787,000	Japanese Yen	273,237,685	Citibank	40,739
6/20/24	U.S. Dollars	663,741	Euro	609,000	Morgan Stanley	12,406
8/15/24	Colombian Pesos	329,926,000	U.S. Dollars	76,319	Morgan Stanley	6,361
6/20/24	U.S. Dollars	327,141	Euro	300,000	HSBC	6,285
6/20/24	U.S. Dollars	306,073	British Pounds	240,000	Morgan Stanley	6,099
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
7/17/24	U.S. Dollars	256,519	Indonesian Rupiahs	4,084,030,980	Barclays	$ 5,959
10/23/24	Colombian Pesos	728,359,000	U.S. Dollars	175,092	BNP Paribas	5,574
5/16/24	U.S. Dollars	509,820	Mexican Pesos	8,675,969	Toronto-Dominion Bank	4,693
8/15/24	Colombian Pesos	234,306,720	U.S. Dollars	54,186	BNP Paribas	4,531
6/20/24	Euro	182,790	Japanese Yen	29,905,000	Bank of America	4,374
6/20/24	U.S. Dollars	199,933	Euro	183,000	Deutsche Bank	4,213
5/06/24	U.S. Dollars	162,241	Peruvian Nuevo Soles	602,302	Morgan Stanley	2,260
6/20/24	U.S. Dollars	162,541	Euro	150,000	BNP Paribas	2,113
6/04/24	U.S. Dollars	214,324	Czech Republic Koruna	5,003,615	Citibank	2,010
6/20/24	U.S. Dollars	288,758	Mexican Pesos	4,953,800	JPMorgan Chase	1,965
6/20/24	Euro	67,370	Japanese Yen	11,010,000	Barclays	1,689
5/16/24	U.S. Dollars	101,735	Peruvian Nuevo Soles	376,804	BNP Paribas	1,663
1/27/25	U.S. Dollars	91,000	Chinese Offshore Yuan	637,637	Morgan Stanley	1,557
5/16/24	U.S. Dollars	139,950	Peruvian Nuevo Soles	521,466	Deutsche Bank	1,460
8/15/24	Colombian Pesos	91,119,280	U.S. Dollars	21,393	Barclays	1,441
7/02/24	South African Rand	1,265,791	U.S. Dollars	65,670	State Street	1,236
5/16/24	U.S. Dollars	67,512	Peruvian Nuevo Soles	249,863	Citibank	1,154
12/06/24	Turkish Lira	1,215,000	U.S. Dollars	28,406	BNP Paribas	1,099
5/16/24	U.S. Dollars	166,000	Colombian Pesos	648,654,040	Morgan Stanley	1,079
2/24/25	Colombian Pesos	361,848,000	U.S. Dollars	87,234	HSBC	1,011
5/16/24	South African Rand	846,278	U.S. Dollars	44,000	Citibank	904
5/16/24	U.S. Dollars	45,000	Japanese Yen	6,942,675	Barclays	866
5/16/24	South African Rand	845,323	U.S. Dollars	44,000	Goldman Sachs	853
5/03/24	Brazilian Reals	284,890	U.S. Dollars	54,000	BNP Paribas	850
5/16/24	Colombian Pesos	349,037,040	U.S. Dollars	88,000	Standard Chartered Bank	743
5/03/24	U.S. Dollars	62,000	Brazilian Reals	318,354	Morgan Stanley	707
5/16/24	U.S. Dollars	68,500	Chilean Pesos	65,255,445	Morgan Stanley	543
5/16/24	Hungarian Forints	23,317,574	U.S. Dollars	63,000	State Street	517
5/16/24	South African Rand	613,217	Euro	30,000	Nomura	501
5/16/24	Colombian Pesos	819,420,513	U.S. Dollars	207,844	Barclays	496
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
9/25/24	Turkish Lira	2,043,000	U.S. Dollars	53,087	UBS	$ 490
5/16/24	U.S. Dollars	56,000	Peruvian Nuevo Soles	209,396	Barclays	389
5/16/24	U.S. Dollars	37,000	Swiss Francs	33,611	Morgan Stanley	368
5/16/24	South African Rand	515,417	U.S. Dollars	27,000	Bank of America	348
6/04/24	U.S. Dollars	27,000	Brazilian Reals	138,888	Toronto-Dominion Bank	338
5/16/24	Chilean Pesos	22,883,125	U.S. Dollars	23,500	Goldman Sachs	330
5/30/24	South African Rand	515,654	U.S. Dollars	27,000	Barclays	329
5/16/24	U.S. Dollars	15,000	Japanese Yen	2,309,450	Bank of America	319
5/16/24	U.S. Dollars	27,000	Chilean Pesos	25,647,300	Deutsche Bank	291
6/04/24	Czech Republic Koruna	1,977,959	U.S. Dollars	83,680	Goldman Sachs	249
5/16/24	British Pounds	57,000	U.S. Dollars	70,988	Toronto-Dominion Bank	242
5/03/24	U.S. Dollars	27,000	Brazilian Reals	139,060	BNP Paribas	227
5/16/24	U.S. Dollars	37,000	Swedish Kronor	405,147	JPMorgan Chase	210
6/04/24	U.S. Dollars	18,000	Brazilian Reals	92,671	Morgan Stanley	210
5/16/24	U.S. Dollars	18,000	Colombian Pesos	69,984,000	Bank of America	206
5/16/24	U.S. Dollars	6,979	Euro	6,351	BNP Paribas	197
5/16/24	Euro	34,000	Mexican Pesos	620,539	Morgan Stanley	180
5/16/24	Euro	75,000	U.S. Dollars	79,943	BNP Paribas	150
5/16/24	Hungarian Forints	7,895,056	Euro	20,000	State Street	148
7/17/24	Indonesian Rupiahs	1,322,573,250	U.S. Dollars	80,998	BNP Paribas	144
5/16/24	Polish Zloty	669,957	U.S. Dollars	165,000	JPMorgan Chase	129
5/16/24	Colombian Pesos	138,108,600	U.S. Dollars	35,000	BNP Paribas	114
5/16/24	Malaysian Ringgit	325,312	U.S. Dollars	68,000	Barclays	84
5/16/24	U.S. Dollars	9,000	South African Rand	168,127	BNP Paribas	79
5/16/24	U.S. Dollars	26,000	South African Rand	488,602	Bank of America	74
5/16/24	Australian Dollars	21,532	Euro	13,000	State Street	73
5/16/24	Colombian Pesos	165,438,000	U.S. Dollars	42,000	Citibank	63
5/16/24	Colombian Pesos	106,407,000	U.S. Dollars	27,000	Bank of America	54
5/16/24	Colombian Pesos	35,765,419	U.S. Dollars	9,045	Toronto-Dominion Bank	49
5/16/24	U.S. Dollars	23,000	Indian Rupees	1,918,315	JPMorgan Chase	29
7/17/24	Indonesian Rupiahs	1,716,296,968	U.S. Dollars	105,270	State Street	27
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
5/16/24	Indian Rupees	1,922,892	U.S. Dollars	23,000	Deutsche Bank	$ 26
5/03/24	U.S. Dollars	27,000	Indian Rupees	2,250,990	JPMorgan Chase	26
5/03/24	U.S. Dollars	62,000	Brazilian Reals	321,904	Deutsche Bank	23
5/16/24	Mexican Pesos	446,879	U.S. Dollars	26,000	Barclays	18
5/03/24	U.S. Dollars	1,000	Brazilian Reals	5,143	Barclays	10
5/16/24	U.S. Dollars	18,458	Colombian Pesos	72,578,483	Barclays	5
Total Unrealized Appreciation						$ 433,077

5/16/24	Japanese Yen	2,359,170	U.S. Dollars	15,000	Deutsche Bank	$ (3)
5/16/24	U.S. Dollars	35,231	Euro	33,000	Goldman Sachs	(10)
6/04/24	Brazilian Reals	5,157	U.S. Dollars	1,000	Barclays	(10)
5/16/24	Euro	60,000	Polish Zloty	260,016	Goldman Sachs	(14)
5/16/24	U.S. Dollars	105,000	Chinese Offshore Yuan	761,214	UBS	(21)
5/03/24	Indian Rupees	2,250,909	U.S. Dollars	27,000	Goldman Sachs	(27)
5/16/24	U.S. Dollars	68,000	Malaysian Ringgit	325,040	Barclays	(27)
5/16/24	Colombian Pesos	33,680,761	U.S. Dollars	8,597	Goldman Sachs	(33)
5/16/24	Norwegian Kroner	88,294	U.S. Dollars	8,000	RBS	(48)
5/03/24	Brazilian Reals	139,963	U.S. Dollars	27,000	BNP Paribas	(53)
5/16/24	U.S. Dollars	18,757	Colombian Pesos	74,073,253	Morgan Stanley	(76)
5/16/24	U.S. Dollars	12,236	Australian Dollars	19,000	RBS	(78)
5/16/24	Euro	40,000	U.S. Dollars	42,805	Barclays	(89)
5/16/24	Peruvian Nuevo Soles	95,918	U.S. Dollars	25,564	Goldman Sachs	(91)
6/14/24	U.S. Dollars	184,227	Colombian Pesos	728,359,000	Citibank	(123)
5/16/24	U.S. Dollars	8,000	South African Rand	153,383	State Street	(139)
5/16/24	Euro	68,000	British Pounds	58,223	BNP Paribas	(142)
5/16/24	U.S. Dollars	26,000	Colombian Pesos	102,882,000	Standard Chartered Bank	(158)
5/16/24	U.S. Dollars	32,000	Czech Republic Koruna	758,548	BNP Paribas	(185)
5/16/24	Norwegian Kroner	305,893	Euro	26,000	Toronto-Dominion Bank	(217)
5/30/24	U.S. Dollars	27,000	South African Rand	513,883	Morgan Stanley	(235)
5/16/24	Indonesian Rupiahs	1,086,110,200	U.S. Dollars	67,000	Barclays	(236)
5/16/24	Colombian Pesos	278,320,000	U.S. Dollars	71,000	Citibank	(237)
5/16/24	Colombian Pesos	136,676,680	British Pounds	28,000	Barclays	(240)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
5/16/24	Mexican Pesos	1,215,156	U.S. Dollars	71,000	Toronto-Dominion Bank	$ (252)
5/16/24	U.S. Dollars	71,000	Polish Zloty	289,126	UBS	(263)
5/16/24	Polish Zloty	160,190	U.S. Dollars	39,748	Morgan Stanley	(265)
5/16/24	U.S. Dollars	175,935	Euro	165,000	HSBC	(269)
5/03/24	U.S. Dollars	27,000	Brazilian Reals	141,662	BNP Paribas	(274)
5/16/24	Polish Zloty	158,643	U.S. Dollars	39,398	Barclays	(296)
7/17/24	Indonesian Rupiahs	1,010,475,272	U.S. Dollars	62,311	Citibank	(317)
5/16/24	Peruvian Nuevo Soles	196,997	U.S. Dollars	52,645	Deutsche Bank	(326)
7/24/24	U.S. Dollars	109,548	Euro	102,579	State Street	(345)
5/16/24	Peruvian Nuevo Soles	410,614	U.S. Dollars	109,396	Citibank	(346)
5/16/24	Chilean Pesos	42,870,600	U.S. Dollars	45,000	Morgan Stanley	(355)
5/16/24	Mexican Pesos	629,086	U.S. Dollars	37,000	HSBC	(374)
5/03/24	U.S. Dollars	27,000	Brazilian Reals	142,290	Citibank	(395)
5/16/24	U.S. Dollars	26,000	Mexican Pesos	453,354	Goldman Sachs	(395)
5/16/24	U.S. Dollars	35,000	Hungarian Forints	13,000,750	Bank of America	(414)
12/04/24	Turkish Lira	645,344	U.S. Dollars	16,118	Barclays	(415)
5/16/24	Swiss Francs	33,540	U.S. Dollars	37,000	JPMorgan Chase	(446)
5/06/24	Peruvian Nuevo Soles	108,000	U.S. Dollars	29,139	Barclays	(453)
5/16/24	U.S. Dollars	44,000	South African Rand	842,481	Goldman Sachs	(703)
5/03/24	U.S. Dollars	63,000	Brazilian Reals	331,128	Morgan Stanley	(753)
7/02/24	U.S. Dollars	133,908	South African Rand	2,549,322	Bank of America	(840)
5/16/24	Mexican Pesos	1,987,005	U.S. Dollars	116,528	JPMorgan Chase	(842)
5/16/24	Japanese Yen	6,928,995	U.S. Dollars	45,000	State Street	(953)
1/27/25	Chinese Yuan Renminbi	636,090	U.S. Dollars	91,000	Morgan Stanley	(1,136)
5/16/24	Colombian Pesos	128,129,799	U.S. Dollars	33,827	Barclays	(1,250)
5/16/24	U.S. Dollars	156,513	Polish Zloty	640,167	Nomura	(1,273)
5/06/24	Peruvian Nuevo Soles	494,302	U.S. Dollars	133,163	Deutsche Bank	(1,869)
6/17/24	U.S. Dollars	255,456	Colombian Pesos	1,017,200,000	Citibank	(1,884)
12/04/24	Turkish Lira	1,498,656	U.S. Dollars	38,542	Goldman Sachs	(2,076)
6/20/24	U.S. Dollars	802,084	Euro	752,000	Deutsche Bank	(2,191)
5/16/24	U.S. Dollars	558,509	Colombian Pesos	2,205,461,163	Citibank	(2,234)
6/20/24	Euro	150,000	U.S. Dollars	162,901	HSBC	(2,473)
6/20/24	Euro	90,000	U.S. Dollars	98,743	JPMorgan Chase	(2,486)
6/20/24	Euro	160,000	U.S. Dollars	173,804	Morgan Stanley	(2,681)
6/20/24	Japanese Yen	13,000,000	Euro	80,534	HSBC	(3,050)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	Euro	140,000	U.S. Dollars	153,683	BNP Paribas	$ (3,951)
6/20/24	Indonesian Rupiahs	1,715,949,628	U.S. Dollars	109,626	HSBC	(4,256)
6/20/24	British Pounds	240,000	U.S. Dollars	304,646	Barclays	(4,672)
5/03/24	Brazilian Reals	940,669	U.S. Dollars	188,000	Goldman Sachs	(6,892)
6/20/24	Japanese Yen	27,915,000	Euro	174,953	State Street	(8,711)
6/20/24	Japanese Yen	136,407,024	U.S. Dollars	908,000	BNP Paribas	(36,223)
6/20/24	Euro	4,058,000	U.S. Dollars	4,385,448	Nomura	(45,356)
6/20/24	Japanese Yen	550,309,220	U.S. Dollars	3,632,500	Goldman Sachs	(115,476)
Total Unrealized Depreciation						$(262,923)
Net Unrealized Appreciation						$ 170,154

Written Call Option Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	1	USD	107,438	111.00	5/24/2024	$ (47)
10-Year U.S. Treasury Note Future	10	USD	2,026,560	104.50	5/24/2024	(10)
10-Year U.S. Treasury Note Future	22	USD	2,363,636	109.50	5/24/2024	(3,437)
10-Year U.S. Treasury Note Future	23	USD	2,471,074	110.00	5/24/2024	(2,516)
10-Year U.S. Treasury Note Future	46	USD	4,942,148	111.50	5/24/2024	(1,437)
10-Year U.S. Treasury Note Future	32	USD	3,445,504	110.00	6/21/2024	(11,500)
10-Year U.S. Treasury Note Future	32	USD	3,445,504	110.50	6/21/2024	(8,500)
3-Month SOFR Future	58	USD	13,730,050	95.25	6/14/2024	(1,450)
3-Month SOFR Future	73	USD	17,326,550	97.13	12/13/2024	(5,019)
5-Year U.S. Treasury Note Future	26	USD	2,723,292	105.75	5/03/2024	(1,016)
5-Year U.S. Treasury Note Future	36	USD	3,867,768	106.50	5/24/2024	(3,375)
5-Year U.S. Treasury Note Future	38	USD	4,082,644	108.50	5/24/2024	(594)
U.S. Treasury Long Bond Future	3	USD	341,439	130.00	5/24/2024	(47)
Total Written Call Options Contracts (Premiums Received $123,673)						$(38,948)

Written Put Option Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	13	USD	1,396,694	108.50	5/24/2024	$ (18,687)
10-Year U.S. Treasury Note Future	33	USD	3,545,454	108.00	5/24/2024	(36,094)
3-Month SOFR Future	36	USD	8,544,600	95.00	12/13/2024	(26,775)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Put Option Contracts outstanding at April 30, 2024: Exchange Traded (continued)

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
5-Year U.S. Treasury Note Future	3	USD	314,226	104.00	5/24/2024	$ (750)
Total Written Put Options Contracts (Premiums Received $40,427)						$(82,306)

Written Call Option Contracts outstanding at April 30, 2024: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Brazilian Real vs. U.S. Dollar	Barclays	1	USD	18,000	BRL	5.15	7/03/2024	$ (460)
Brazilian Real vs. U.S. Dollar	Deutsche Bank	1	USD	45,000	BRL	5.35	7/15/2024	(554)
Chinese Yuan vs. U.S. Dollar	UBS	1	USD	132,000	CNH	7.32	5/20/2024	(103)
Indian Rupee vs. Chinese Yuan	Standard Chartered Bank	1	CNH	34,000	INR	12.50	1/23/2025	(520)
South African Rand vs. U.S. Dollar	Goldman Sachs	1	USD	92,000	ZAR	20.80	8/15/2024	(709)
Turkish Lira vs. U.S. Dollar	Goldman Sachs	1	USD	27,000	TRY	39.00	7/23/2024	(194)
Total Written OTC Call Options Contracts (Premiums Received $3,139)								$(2,540)

Written Put Option Contracts outstanding at April 30, 2024: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Japanese Yen vs. U.S. Dollar	JPMorgan Chase	1	USD	3,632,500	JPY	1.13	5/09/2024	$ (875)
Mexican Peso vs. U.S. Dollar	Morgan Stanley	1	USD	88,000	BRL	17.00	10/18/2024	(1,166)
South African Rand vs. U.S. Dollar	Goldman Sachs	1	USD	92,000	ZAR	18.20	8/15/2024	(1,170)
Turkish Lira vs. U.S. Dollar	Goldman Sachs	1	USD	55,000	TRY	40.50	12/06/2024	(2,723)
Total Written OTC Put Options Contracts (Premiums Received $15,331)								$(5,934)

Written Call Interest Rate Swaption Contracts outstanding at April 30, 2024: Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Interest Rate Swap Maturing 10/18/2025	3.84% (At Maturity)	1-Day USD SOFR (At Maturity)	Goldman Sachs	10/16/2024	3.84%	39,594,000	$ (17,766)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Call Interest Rate Swaption Contracts outstanding at April 30, 2024: Over the Counter (continued)

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Interest Rate Swap Maturing 10/18/2025	3.84% (At Maturity)	1-Day USD SOFR (At Maturity)	Barclays	10/16/2024	3.84%	78,978,000	(35,437)
Interest Rate Swap Maturing 5/07/2034	3.78% (Annually)	1-Day USD SOFR (Annually)	Citibank	5/03/2024	3.78	1,095,000	—
Total Written OTC Call Swaptions Contracts (Premiums Received $101,297)							$(53,203)

Written Put Interest Rate Swaption Contracts outstanding at April 30, 2024: Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount		Value
Interest Rate Swap Maturing 10/21/2025	1-Day USD SOFR (At Maturity)	5.10% (At Maturity)	Goldman Sachs	10/17/2024	5.10%	USD	54,648,000	$ (117,903)
Interest Rate Swap Maturing 5/07/2034	1-Day USD SOFR (Annually)	4.18% (Annually)	Citibank	5/03/2024	4.18	USD	1,095,000	(11,980)
Interest Rate Swap Maturing 5/29/2034	1-Day USD SOFR (Annually)	4.70% (Annually)	Goldman Sachs	5/24/2024	4.70	USD	21,584,328	(19,871)
Total Written OTC Put Swaptions Contracts (Premiums Received $118,674)								$(149,754)

Interest Rate Swap Contracts outstanding at April 30, 2024: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.76% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	1/23/2025	MXN	4,537,000	$ 608	$ —	$ 608
4.68% (Quarterly)	3M CZK PRBOR (Quarterly)	3/20/2025	CZK	6,582,000	803	—	803
5.14% (Semi-Annually)	6M PLN WIBOR (Semi-Annually)	12/20/2025	PLN	456,000	1,287	—	1,287
3M KRW KSDA (Quarterly)	3.38% (Quarterly)	9/20/2026	KRW	181,949,097	(576)	—	(576)
3M KRW KSDA (Quarterly)	3.33% (Quarterly)	9/20/2026	KRW	90,960,903	(369)	—	(369)
6M EUR EURIBOR (Semi-Annually)	3.15% (Annually)	7/21/2028	EUR	111,000	2,150	—	2,150
28-Day MXN-TIIE-BANXICO (Monthly)	9.70% (Monthly)	4/23/2029	MXN	782,000	(39)	—	(39)
3.87% (Annually)	2-Day USD SOFR (Annually)	2/28/2031	USD	15,781,000	450,528	(42,234)	492,762
3.15% (Annually)	2-Day USD SOFR (Annually)	5/15/2048	USD	10,265,000	1,766,193	(32,598)	1,798,791
2.49% (Semi-Annually)	6M EUR EURIBOR (Semi-Annually)	2/19/2054	EUR	793,980	12,103	—	12,103
2.51% (Semi-Annually)	6M EUR EURIBOR (Semi-Annually)	2/20/2054	EUR	1,547,980	16,780	—	16,780
2.51% (Semi-Annually)	6M EUR EURIBOR (Semi-Annually)	3/01/2054	EUR	395,000	3,954	—	3,954
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2024: Centrally Cleared (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.46% (Semi-Annually)	6M EUR EURIBOR (Semi-Annually)	3/22/2054	EUR	166,000	$ 3,246	$ —	$ 3,246
2.54% (Semi-Annually)	6M EUR EURIBOR (Semi-Annually)	4/22/2054	EUR	642,000	91	(1,332)	1,423
Total					$2,256,759	$(76,164)	$2,332,923

Interest Rate Swap Contracts outstanding at April 30, 2024: Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.30% (At Maturity)	1-Day BRL BZDIO (At Maturity)	Barclays	1/02/2025	BRL	3,604,000	$ 202	$—	$ 202
10.32% (At Maturity)	1-Day BRL BZDIO (At Maturity)	Barclays	1/02/2025	BRL	3,567,296	124	—	124
8.62% (At Maturity)	1-Day COP COOVI (At Maturity)	JPMorgan Chase	11/05/2025	COP	781,128,000	85	—	85
1-Day BRL BZDIO (At Maturity)	10.62% (At Maturity)	Barclays	1/02/2026	BRL	2,965,000	(34)	—	(34)
1-Day BRL BZDIO (At Maturity)	10.58% (At Maturity)	Citibank	1/02/2026	BRL	980,000	(874)	—	(874)
1-Day BRL BZDIO (At Maturity)	11.80% (At Maturity)	Citibank	1/02/2026	BRL	578,798	1,514	—	1,514
1-Day BRL BZDIO (At Maturity)	11.75% (At Maturity)	Citibank	1/02/2026	BRL	563,000	1,295	—	1,295
1-Day BRL BZDIO (At Maturity)	10.11% (At Maturity)	Goldman Sachs	1/02/2026	BRL	231,260	(855)	—	(855)
1-Day CLP CLICP (At Maturity)	4.88% (At Maturity)	JPMorgan Chase	4/01/2026	CLP	237,810,314	(676)	—	(676)
1-Day CLP CLICP (At Maturity)	4.95% (At Maturity)	Goldman Sachs	4/01/2026	CLP	236,847,686	(515)	—	(515)
10.97% (At Maturity)	1-Day BRL BZDIO (At Maturity)	Barclays	1/04/2027	BRL	937,000	(154)	—	(154)
1-Day BRL BZDIO (At Maturity)	9.79% (At Maturity)	BNP Paribas	1/04/2027	BRL	837,000	(5,173)	—	(5,173)
1-Day BRL BZDIO (At Maturity)	10.29% (At Maturity)	Citibank	1/04/2027	BRL	681,992	(2,158)	—	(2,158)
1-Day BRL BZDIO (At Maturity)	10.32% (At Maturity)	Bank of America	1/04/2027	BRL	11,480	(35)	—	(35)
4.92% (Semi-Annually)	1-Day CLP CLICP (Semi-Annually)	JPMorgan Chase	4/01/2028	CLP	127,656,455	619	—	619
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2024: Over the Counter (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.99% (Semi-Annually)	1-Day CLP CLICP (Semi-Annually)	Goldman Sachs	4/01/2028	CLP	132,993,545	$ 466	$—	$ 466
Total						$(6,169)	$—	$(6,169)
Credit Default Swap Contracts outstanding - Buy Protection as of April 30, 2024:
Centrally Cleared
Reference Obligation	Fixed Deal Pay Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Main Index Series (Pay Quarterly)	5.00%	6/20/2029	EUR	342,900	$ (29,686)	$ (30,429)	$743
Total					$(29,686)	$(30,429)	$743

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2024: Centrally Cleared

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index Series 42 (Pay Quarterly)	3.54%	5.00%	6/20/2029	USD	7,169,325	$468,594	$465,610	$ 2,984
Markit CDX North America Investment Grade Index Series 42 (Pay Quarterly)	0.53%	1.00%	6/20/2029	USD	17,634,000	392,940	382,168	10,772
Total						$861,534	$847,778	$13,756

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2024: Over the Counter

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil, 4.25%, Due: 1/07/2025 (Pay Quarterly)	1.00%	12/20/2024	Barclays	USD	336,000	$ (1,875)	$ 1,071	$ (2,946)
Abbott Laboratories 3.40% 11/30/2023 (Pay Quarterly)	1.00%	6/20/2029	JPMorgan Chase	USD	129,000	(3,539)	(3,010)	(529)
American Electric Power, 3.20%, Due: 11/13/2027 (Pay Quarterly)	1.00%	6/20/2029	Goldman Sachs	USD	360,000	(10,780)	(10,183)	(597)
American Electric Power, 3.20%, Due: 11/13/2027 (Pay Quarterly)	1.00%	6/20/2029	Bank of America	USD	343,000	(10,271)	(9,702)	(569)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2024: Over the Counter (continued)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
American Express Co., 4.05%, Due: 5/03/2029 (Pay Quarterly)	1.00%	6/20/2029	Goldman Sachs	USD	360,000	(11,515)	$(10,861)	$ (654)
Dominion Energy, Inc., 4.25%, Due: 6/01/2028 (Pay Quarterly)	1.00%	6/20/2029	Goldman Sachs	USD	346,000	(7,710)	(6,936)	(774)
Federal Republic of Brazil, 4.25%, Due: 1/07/2025 (Pay Quarterly)	1.00%	6/20/2029	Bank of America	USD	33,396	675	549	126
Republic of Colombia, 10.38%, Due: 1/28/2033 (Pay Quarterly)	1.00%	6/20/2029	JPMorgan Chase	USD	88,272	3,342	3,040	302
Republic of South Africa, 5.88%, Due: 9/16/2025 (Pay Quarterly)	1.00%	6/20/2029	Citibank	USD	97,834	5,667	5,923	(256)
Republic of South Africa, 5.88%, Due: 9/16/2025 (Pay Quarterly)	1.00%	6/20/2029	Morgan Stanley	USD	53,000	3,070	3,440	(370)
Republic of Turkiye, 11.88%, Due: 1/15/2030 (Pay Quarterly)	1.00%	6/20/2029	Goldman Sachs	USD	210,022	17,011	20,276	(3,265)
Republic of Turkiye, 11.88%, Due: 1/15/2030 (Pay Quarterly)	1.00%	6/20/2029	Bank of America	USD	18,978	1,537	1,673	(136)
United Mexican States, 4.15%, Due: 3/28/2027 (Pay Quarterly)	1.00%	6/20/2029	Bank of America	USD	199,076	(388)	(628)	240
Total						$(14,776)	$ (5,348)	$(9,428)
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 30,829,548	$ —	$ 30,829,548
Corporate Bonds	—	139,019,199	102,090	139,121,289
Foreign Issuer Bonds	—	48,082,589	—	48,082,589
Mortgage-Backed Securities	—	251,125,966	—	251,125,966
Municipal Bonds	—	2,378,397	—	2,378,397
Term Loans	—	23,122	—	23,122
U.S. Government Obligations	—	113,213,059	—	113,213,059
Investment Companies	249,373,618	—	—	249,373,618
Short-Term Investments	30,295,629	15,285,870	—	45,581,499
Purchased Options	171,372	731,722	—	903,094
Total Assets – Investments at value	$279,840,619	$600,689,472	$102,090	$880,632,181
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Liabilities:
Mortgage-Backed Securities	$ —	$ (16,897,548)	$ —	$ (16,897,548)
Total Liabilities – Investments at value	$ —	$ (16,897,548)	$ —	$ (16,897,548)
Net Investments	$279,840,619	$583,791,924	$102,090	$863,734,633

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 321,509	$ —	$—	$ 321,509
Forward Foreign Currency Exchange Contracts	—	433,077	—	433,077
Swap Agreements	—	3,154,884	—	3,154,884
Total Assets - Derivative Financial Instruments	$ 321,509	$3,587,961	$—	$ 3,909,470
Liabilities:
Futures Contracts	$(2,799,117)	$ —	$—	$(2,799,117)
Forward Foreign Currency Exchange Contracts	—	(262,923)	—	(262,923)
Written Options	(121,254)	(211,431)	—	(332,685)
Swap Agreements	—	(87,222)	—	(87,222)
Total Liabilities - Derivative Financial Instruments	$(2,920,371)	$ (561,576)	$—	$(3,481,947)
Net Derivative Financial Instruments	$(2,598,862)	$3,026,385	$—	$ 427,523
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Municipal Bond Fund
	Par	Value
Municipal Bonds – 86.6%
Alabama – 2.2%
Alabama State Corrections Institution Finance Authority Revenue Bonds, 5.25%, 7/01/47	$ 500,000	$ 536,159
Black Belt Energy Gas District Gas Project Revenue Bonds, Series C, 5.50%, 6/01/32(a)(b)(c)	1,250,000	1,347,896
Black Belt Energy Gas District Gas Project Revenue Bonds, Series C-1, 5.25%, 6/01/29(a)(b)(c)	1,030,000	1,074,709
Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, 4.00%, 12/01/31(a)(b)(c)	500,000	492,515
Black Belt Energy Gas District Project Variable Revenue Bonds, Series B-2, (SIFMA Municipal Swap Index Yield + 0.65%), 4.30%, 10/01/27(a)(c)	250,000	244,266
Lower Alabama Gas District Gas Project Revenue Bonds, 4.00%, 12/01/25(a)(b)(c)	500,000	499,521
Mobile Industrial Development Board PCR Bonds, Alabama Power Company Barry Plant Project, 1.00%, 6/26/25(a)(b)(c)	1,000,000	963,422
Southeast Alabama State Gas Supply District Revenue Refunding Bonds, Series 2024-B, Project No. 2, 5.00%, 5/01/32(a)(b)(c)	350,000	364,700
Southeast Energy Authority Commodity Supply Revenue Bonds, Series B, Project No. 6, 5.00%, 6/01/30	475,000	499,308
Southeast Energy Authority Commodity Supply Revenue Bonds, Series B-1, Project No. 4, 5.00%, 8/01/28(a)(b)(c)	150,000	154,776
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5.25%, 5/01/44(d)	260,000	260,226
	Par	Value
Alabama (Continued)
University of South Alabama University Revenue Bonds (BAM Insured), 5.00%, 4/01/27	$ 375,000	$ 389,814
University of West Alabama University Revenue Refunding Bonds (AGM Insured), 5.00%, 1/01/27	505,000	518,764
		7,346,076
Alaska – 0.2%
Alaska State Municipal Bond Bank Authority Revenue Bonds, Series 2 (AMT), 5.00%, 12/01/29	590,000	622,036
Arizona – 0.7%
Arizona State IDA Education Revenue Bonds, Series B, Jerome Facilities Project, Social Bonds, 4.00%, 7/01/51	175,000	143,465
Arizona State IDA National Charter School Revolving Loan Fund Sustainable Revenue Bonds, Equitable School, 5.25%, 11/01/53	1,000,000	1,045,117
Maricopa County IDA Revenue Bonds, Series A, Banner Health, 4.00%, 1/01/41	250,000	244,662
Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(d)	240,000	240,654
Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/01/45	500,000	508,003
		2,181,901
Arkansas – 0.1%
Bentonville Sales & Use Tax Revenue Refunding Bonds, Series B, 1.05%, 11/01/46	25,000	25,000
Springdale Sales & Use Revenue Bonds, Series B (BAM Insured),
5.00%, 8/01/28	125,000	132,986
5.00%, 8/01/29	120,000	129,385
		287,371

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California – 6.6%
Bay Area Toll Bridge Authority Variable Revenue Refunding Bonds, San Francisco Bay, (SIFMA Municipal Swap Index Yield + 0.45%), 4.10%, 4/01/26(a)(c)	$2,000,000	$1,978,305
California Community Choice Financing Authority Sustainable Revenue Bonds, Series B-1, Clean Energy Project, 4.00%, 8/01/31(a)(b)(c)	500,000	494,012
California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds, 5.00%, 10/01/30	450,000	459,190
California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	232,233	231,200
California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/47	580,000	557,997
California State GO Unlimited Bonds, 4.25%, 9/01/52	125,000	126,020
California State Health Facilities Financing Authority Revenue Bonds, Episcopal Communities & Services, 5.00%, 11/15/30	200,000	216,095
California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds, 5.00%, 11/01/57	100,000	103,054
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Los Angeles County Museum of Natural History Foundation, 3.00%, 7/01/50	1,250,000	941,162
California State Municipal Finance Authority Refunding COPS, Series A, Palomar Health (AGM Insured), 5.25%, 11/01/52	110,000	116,367
	Par	Value
California (Continued)
California State Municipal Finance Authority Revenue Bonds, Charter School John Adams Academies-Lincoln Project, 5.00%, 10/01/57(d)	$ 330,000	$ 298,814
California State Municipal Finance Authority Revenue Refunding Bonds, Series A, Eisenhower Medical Center, 5.00%, 7/01/25	650,000	654,465
California State Municipal Finance Authority Senior Living Revenue Refunding Bonds, Mt. San Antonio Gardens Project, 5.00%, 11/15/39	300,000	298,712
California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC-West Village, 5.00%, 5/15/36	1,130,000	1,181,482
California State Municipal Finance Authority Student Housing Revenue Bonds, Series A-P3, Claremont Colleges Project, 5.00%, 7/01/30(d)	320,000	321,555
California State Municipal Finance Authority Student Housing Revenue Bonds, UCR North District Phase 1 (BAM Insured), 5.00%, 5/15/28	500,000	529,046
California State Pollution Control Financing Authority Solid Waste Disposal Revenue Refunding Bonds, Series A1 (AMT), Waste Management, Inc., 3.38%, 7/01/25	1,500,000	1,493,769
California State School Finance Authority Charter School Revenue Bonds, Series A, John Adams Academies, 5.00%, 7/01/52(d)	520,000	481,454
California Statewide Communities Development Authority Revenue Bonds, Lancer Educational Standard Housing Project, 5.00%, 6/01/34(d)	375,000	385,474

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)
California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical, 5.50%, 12/01/58(d)	$500,000	$509,174
California Statewide Communities Development Authority Revenue Bonds, Series A, Enloe Medical Center (AGM Insured), 5.25%, 8/15/52	450,000	478,043
California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(d)	250,000	251,128
California Statewide Communities Development Authority Special Assessment Bonds, Statewide Community Infrastructure Program,
5.00%, 9/02/34	100,000	107,007
5.25%, 9/02/43	200,000	200,366

California Tobacco Securitization Agency Tobacco Settlement Senior Revenue Refunding Bonds, Series A, 4.00%, 6/01/40	300,000	301,201
Cathedral City Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Merged Redevelopment Project Area (BAM Insured), 4.00%, 8/01/26	250,000	251,675
Compton Community Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 8/01/42	250,000	269,019
CSCDA Community Improvement Authority Essential Housing Mezzanine Lien Revenue Bonds, City of Orange, 4.00%, 3/01/57(d)	200,000	143,557
	Par	Value
California (Continued)

Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Bonds, Series C, 5.00%, 1/15/26	$ 200,000	$202,587
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Refunding Bonds, Series C, 4.00%, 1/15/43	250,000	242,229
Lodi Unified School District GO Unlimited Bonds, 3.00%, 8/01/46	400,000	317,070
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/34	510,000	521,707
Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), Private Activity, 4.00%, 5/15/41	1,000,000	979,546
Los Angeles Department of Airports Subordinate Revenue Refunding Bonds (AMT), 5.00%, 5/15/43	500,000	514,036
Newman-Crows Landing Unified School District GO Unlimited CABS, 0.00%, 8/01/25(e)	250,000	238,269
Orange County Community Facilities District No. 2023-1 Special Tax Bonds, Rienda Phase 2B, 5.50%, 8/15/53	500,000	508,550
Pittsburg Public Financing Authority Water Revenue Bonds, Series A (AGM Insured), 4.13%, 8/01/47	250,000	252,285
Port of Oakland Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 11/01/29	250,000	267,796
Riverside County Redevelopment Successor Agency Tax Allocation Revenue Refunding Bonds, Series B (AGM Insured), 4.00%, 10/01/37	400,000	390,606
Rocklin Community Facilities District No. 10 Special Tax Bonds, 5.00%, 9/01/34	150,000	153,329

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)

Sacramento Railyards Community Facilities District No. 2018 Special Tax Bonds, 5.25%, 9/01/47(d)	$550,000	$ 554,944
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/39	525,000	545,292
San Francisco Bay Area Rapid Transit District Sustainable GO Unlimited Bonds, Series C-1, 4.00%, 8/01/45	200,000	196,959
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	256,743
San Mateo Foster City School District GO Unlimited Bonds, Series B, 4.00%, 8/01/48	500,000	501,775
Susanville Natural Gas Revenue Refunding Bonds, Natural Gas Enterprise (AGM Insured), 3.00%, 6/01/26	595,000	587,453
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/01/35	100,000	107,873
Washington Township Health Care District 2020 Election GO Unlimited Bonds, Series B, 5.50%, 8/01/53	750,000	827,201
		21,545,593
Colorado – 4.2%
Aurora Crossroads Metropolitan District No. 2 Senior Lien GO Limited Bonds, Series A, 5.00%, 12/01/40	500,000	475,056
Boulder Valley School District No. RE-2 GO Unlimited Bonds (State Aid Withholding), 4.13%, 12/01/46	660,000	658,954
	Par	Value
Colorado (Continued)
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Ascent Classical Academy, 5.75%, 4/01/59(d)	$ 100,000	$ 99,095
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured),
5.00%, 3/15/26	510,000	519,539
5.00%, 3/15/29	590,000	623,065
5.00%, 3/15/30	310,000	330,331
5.00%, 3/15/35	590,000	624,089

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	1,000,000	1,000,773
Colorado Science and Technology Park Metropolitan District No. 1 Revenue Refunding Bonds, Series A (AGM Insured), 4.25%, 12/01/44	250,000	246,644
Colorado State COPS,
6.00%, 12/15/40	1,000,000	1,180,461
6.00%, 12/15/41	500,000	587,830
Colorado State COPS, Series A,
4.00%, 12/15/35	1,250,000	1,286,955
4.00%, 12/15/36	200,000	204,980

Colorado State Health Facilities Authority Revenue Bonds, Commonspirit Health, Series B-2, 5.00%, 8/01/26(a)(b)(c)	615,000	626,693
Colorado State Health Facilities Authority Revenue Refunding Bonds, Parkview Medical Center, Inc., Project, Series B, 5.00%, 9/01/25(f)	1,000,000	1,018,921
Colorado State Health Facilities Authority Revenue Refunding Bonds, Series 2019-A, AdventHealth Obligated Group, 4.00%, 11/15/43	500,000	488,446

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Colorado (Continued)

Colorado State Health Facilities Authority Revenue Refunding Bonds, Series A, Sanford Health, 4.00%, 11/01/39	$200,000	$ 193,504
Denver City & County Airport Revenue Refunding Bonds, Series D (AMT), 5.75%, 11/15/41	325,000	366,815
Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	500,000	515,922
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds,
5.00%, 12/01/36	500,000	507,243
5.00%, 12/01/40	250,000	251,496

Denver Health & Hospital Authority Healthcare Revenue Bonds, Series A, 4.00%, 12/01/27	180,000	178,901
Midtown Clear Creek Metropolitan District Refunding GO Limited Bonds, Series A (BAM Insured), 5.00%, 12/01/53	845,000	870,759
Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	500,000	497,479
Public Authority for Colorado State Energy Natural Gas Purchase Revenue Bonds, 6.50%, 11/15/38	250,000	301,636
		13,655,587
Connecticut – 0.7%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series K, Sacred Heart University, 5.00%, 7/01/27	400,000	416,428
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Forward Delivery, Stamford Hospital Issue, 4.00%, 7/01/42	250,000	226,995
	Par	Value
Connecticut (Continued)
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	$220,000	$ 220,835
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,
5.00%, 7/01/25	260,000	258,518
5.00%, 7/01/31	500,000	497,172
4.00%, 7/01/39	120,000	97,842
4.00%, 7/01/49	100,000	72,643

Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/01/40	125,000	117,236
West Haven City GO Unlimited Bonds (BAM Insured), 5.00%, 2/15/27	255,000	264,303
		2,171,972
Delaware – 0.1%
Bridgeville Special Tax Obligation Bonds, Heritage Shores Special Development, 5.25%, 7/01/44(d)(g)	100,000	103,055
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project,
5.00%, 7/01/32	250,000	255,434
5.00%, 7/01/48	100,000	98,887
		457,376
District of Columbia – 1.4%
District of Columbia Hospital Revenue Refunding Bonds, Children's Hospital, 5.00%, 7/15/44	300,000	302,992
District of Columbia Income Tax Secured Revenue Bonds, Series A, 5.25%, 5/01/48	500,000	548,006
District of Columbia Revenue Bonds, Ingleside Rock Creek Project, 5.00%, 7/01/52	400,000	354,812
District of Columbia Revenue Bonds, KIPP DC Project, 4.00%, 7/01/39	100,000	94,455

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
District of Columbia (Continued)
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.25%, 10/01/48	$1,000,000	$1,057,720
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Dulles Metrorail & Capital (AGM Insured), 4.00%, 10/01/52	280,000	263,622
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, Series B, 4.00%, 10/01/35	350,000	354,906
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/46	500,000	518,528
Washington Metropolitan Area Transit Authority Dedicated Revenue Bonds, Series A, Green Bonds, 5.50%, 7/15/51	525,000	580,310
Washington Metropolitan Area Transit Authority Dedicated Revenue Bonds, Sustainability Financed, 5.25%, 7/15/53	450,000	486,356
		4,561,707
Florida – 4.2%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 5.00%, 12/01/44	500,000	488,746
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/36	750,000	790,412
Florida State Development Finance Corp., Solid Waste Disposal Variable Revenue Bonds, Waste Pro USA, Inc. (AMT), 6.13%, 7/01/26(a)(b)(c)(d)	200,000	204,054
Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/01/31	300,000	308,243
	Par	Value
Florida (Continued)
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT), 5.00%, 10/01/40	$ 500,000	$ 503,302
JEA Electric System Revenue Refunding Bonds, Series Three A, 4.00%, 10/01/37	1,395,000	1,396,467
Lakeland Hospital System Revenue Refunding Bonds, Lakeland Regional Health Systems, 5.00%, 11/15/26	425,000	438,025
Lakewood Ranch Stewardship District Utility Revenue Bonds, System Acquisition Project (AGM Insured), 5.25%, 10/01/48	350,000	372,958
Lee County IDA Healthcare Facilities Revenue Bonds, Shell Point/Waterside Health Project, 5.00%, 11/15/39	300,000	302,881
Lee County Local Optional Gas TRB, 5.25%, 8/01/49	355,000	372,895
Leon County School District Sales TRB, 4.00%, 9/01/26	800,000	800,264
Miami-Dade County Aviation Revenue Bonds, Series A (AMT), 5.00%, 10/01/49	500,000	505,125
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/33	500,000	500,971
Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/01/30	250,000	252,348
Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/01/28	250,000	250,290
Miami-Dade County GO Unlimited Bonds, Public Health Trust Program, 4.00%, 7/01/42	250,000	246,068
Miami-Dade County Seaport Revenue Refunding Bonds, Series A (AMT), Senior Bonds, 5.25%, 10/01/52	500,000	523,805

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Florida (Continued)
Miami-Dade County Seaport Subordinate Revenue Refunding Bonds, Subseries B-1 (AMT), 4.00%, 10/01/46	$500,000	$453,252
Miami-Dade County, Florida Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/34	290,000	290,546
Osceola County Florida Transportation Revenue Refunding CABS, Series A-2,
0.00%, 10/01/25(e)	125,000	117,066
0.00%, 10/01/26(e)	275,000	246,425
0.00%, 10/01/27(e)	360,000	309,174

Polk County Utility System Revenue Refunding Bonds, 4.00%, 10/01/43	400,000	392,546
Saint John County School Board COPS, Series A (AGM Insured), 5.25%, 7/01/46	500,000	544,374
Sarasota County Public Hospital District Revenue Bonds, Sarasota Memorial Hospital Project, 5.00%, 7/01/52	250,000	257,828
South Broward Hospital District Revenue Refunding Bonds, Series A, 4.00%, 5/01/44	500,000	470,875
Tampa Health System Revenue Bonds, Series A, Baycare, 4.00%, 11/15/46	415,000	385,077
Tampa Hospital Revenue Bonds, H. Lee Moffitt Cancer Center,
5.00%, 7/01/25	150,000	151,665
5.00%, 7/01/26	125,000	127,910
5.00%, 7/01/27	125,000	129,717

Village Community Development District No. 14 Special Assessment Revenue Bonds, 5.50%, 5/01/53	240,000	247,987
Volusia County Educational Facilities Authority Revenue Refunding Bonds, Embry-Riddle Aeronautical, 5.00%, 10/15/44	500,000	518,487
	Par	Value
Florida (Continued)

Wildwood Utility Dependent District Senior Lien Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/41	$465,000	$ 494,367
Wildwood Utility Dependent District Subordinate Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/36	400,000	438,404
		13,832,554
Georgia – 3.0%
Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds, Series C, 5.00%, 7/01/40	365,000	400,319
Atlanta Development Authority Senior Lien Revenue Bonds, Series A-1, 5.00%, 7/01/30	200,000	203,410
Bartow County Development Authority Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 1.80%, 9/01/29(b)(c)	250,000	211,100
Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Power Company Plant Vogtle Project, 3.38%, 3/12/27(a)(b)(c)	575,000	567,087
City of Atlanta Airport Passenger Facility Charge Subordinate Lien Green Revenue Bonds (AMT), 5.25%, 7/01/41	500,000	545,174
Fulton County Development Authority Transportation Corp., Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc., Project, 5.00%, 3/15/32	200,000	212,951
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/37	500,000	514,300

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Georgia (Continued)
Geo L. Smith II Congress Authority Convention Center Hotel Revenue Bonds, 4.00%, 1/01/36	$ 500,000	$ 494,251
Geo L. Smith II Congress Center Authority Convention Center Hotel First Tier Revenue Bonds, 4.00%, 1/01/54	250,000	212,827
Georgia State GO Unlimited Bonds, Bidding Group 2, Series A, 4.00%, 7/01/42	1,000,000	1,011,265
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	530,000	533,489
Griffin-Spalding County Hospital Authority Revenue Anticipation Certificates Bonds, Wellstar, 5.00%, 4/01/35	150,000	155,472
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series 2024-B, 5.00%, 3/01/32(a)(b)(c)	750,000	791,056
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,
4.00%, 9/01/27(a)(b)(c)	1,125,000	1,123,126
5.00%, 9/01/31(a)(b)(c)	250,000	264,712
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series B,
5.00%, 6/01/29(a)(b)(c)	700,000	726,898
5.00%, 3/01/30(a)(b)(c)	335,000	351,674

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series C, 4.00%, 11/01/27(a)(b)(c)(d)	350,000	339,741
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series D, 5.00%, 12/01/30(a)(b)(c)	250,000	258,841
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series E-1, 5.00%, 6/01/31(a)(b)(c)	150,000	158,401
	Par	Value
Georgia (Continued)

Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	$500,000	$ 525,668
Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3&4 Project (AGM Insured), 5.00%, 7/01/55	250,000	258,464
		9,860,226
Guam – 0.1%
Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F, 4.00%, 1/01/42	250,000	229,088
Hawaii – 0.0%(h)
Honolulu City & County Multifamily Variable Revenue Bonds, Maunakea Tower Apartments (Housing & Urban Development Sector 8 Program), 5.00%, 6/01/26(a)(b)(c)	135,000	137,637
Idaho – 0.2%
Idaho Housing and Finance Association Single Family Mortgage Revenue Bonds, Series A (GNMA, FNMA, FHLMC Insured), 6.00%, 7/01/54	500,000	546,512
Illinois – 7.0%
Chicago Board of Education GO Unlimited Bonds, Series A,
5.00%, 12/01/38	500,000	510,857
5.00%, 12/01/42	250,000	247,861

Chicago Board of Education GO Unlimited Bonds, Series D, 5.00%, 12/01/46	350,000	343,024
Chicago Board of Education GO Unlimited Refunding Bonds, Dedicated, Series D, 5.00%, 12/01/31	750,000	763,736
Chicago City Colleges Capital Appreciation GO Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(e)	750,000	593,569

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)

Chicago GO Unlimited Bonds, Series A, 5.50%, 1/01/49	$100,000	$103,103
Chicago GO Unlimited Bonds, Series A, Chicago Works, 5.50%, 1/01/39	250,000	271,391
Chicago Heights Multifamily Variable Revenue Bonds, Olympic Village Apartments Project (FHA Insured, Housing & Urban Development Sector 8 Program), 2.88%, 8/01/25(a)(b)(c)	500,000	490,337
Chicago O'Hare International Airport Passenger Facility Charge Revenue Refunding Bonds (AMT), 5.00%, 1/01/32	500,000	500,249
Chicago O'Hare International Airport Senior Lien General Revenue Bonds, Series D (AMT), 5.00%, 1/01/26	140,000	142,303
Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds (AMT), 5.00%, 1/01/28	680,000	707,356
Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	250,000	263,818
Chicago Special Assessment Refunding Bonds, Lakeshore East Project, 2.87%, 12/01/27(d)	254,000	237,712
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, 5.25%, 12/01/49	495,000	496,242
Chicago Wastewater Transmission Second Lien Revenue Bonds, 5.00%, 1/01/39	550,000	551,107
City of Chicago GO Unlimited Refunding Bonds, Series A, 5.00%, 1/01/27	250,000	257,520
City of Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds, Customer Facility (BAM Insured), 5.00%, 1/01/28	220,000	230,839
	Par	Value
Illinois (Continued)

Cook County Community College District No. 508 GO Unlimited Refunding Bonds, City Colleges of Chicago (BAM Insured), 5.00%, 12/01/42	$250,000	$264,381
Illinois State Finance Authority Revenue Bonds, Series A, The University of Chicago, 5.25%, 5/15/48	100,000	107,744
Illinois State Finance Authority Revenue Refunding Bonds, Series A, 4.00%, 7/15/39	250,000	249,098
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Bradley University Project, 4.00%, 8/01/43	250,000	224,400
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lutheran Communities, 5.00%, 11/01/40	350,000	285,394
Illinois State Finance Authority Revenue Refunding Bonds, Series A, The Carle Foundation, 5.00%, 2/15/45	250,000	252,284
Illinois State Finance Authority Variable Revenue Bonds, Series B-2, 5.00%, 11/15/26(a)(b)(c)	925,000	945,140
Illinois State GO Unlimited Bonds,
5.50%, 5/01/25	845,000	858,150
5.00%, 5/01/30	350,000	350,311
Illinois State GO Unlimited Bonds, Series B,
5.00%, 10/01/31	250,000	271,062
5.50%, 5/01/47	100,000	106,851

Illinois State GO Unlimited Refunding Bonds, Series A, 5.00%, 10/01/25	110,000	111,755
Illinois State GO Unlimited Refunding Bonds, Series B, 5.00%, 10/01/28	250,000	264,519
Illinois State HDA MFH Variable Revenue Bonds, 6900 Crandon (FHA Insured, Housing & Urban Development Sector 8 Program), 5.00%, 2/01/26(a)(b)(c)	400,000	404,763

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)

Illinois State HDA MFH Variable Revenue Bonds, South Shore HHDC (Housing & Urban Development Sector 8 Program), 5.00%, 2/01/26(a)(b)(c)	$670,000	$677,978
Illinois State HDA Revenue Refunding Bonds, Series H, Social Bonds (GNMA, FNMA, FHLMC Insured), 5.75%, 10/01/53	245,000	259,128
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 4.65%, 5/15/25(a)(c)	500,000	499,888
Illinois State Sales Tax Revenue Refunding Bonds, Subseries D (BAM, TCRS Insured), 3.00%, 6/15/31	390,000	368,773
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/25(e)	95,000	90,306
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	399,657
Illinois State Toll Highway Authority Revenue Bonds, Series A,
5.00%, 1/01/46	750,000	790,710
4.00%, 1/01/46	250,000	238,652
Illinois State Toll Highway Authority Senior Revenue Bonds, Series A,
5.00%, 1/01/40	500,000	546,814
5.00%, 1/01/45	250,000	263,898

Macoupin Country Community Unit School District No. 7 GO Unlimited Refunding Bonds, Series D (AGM Insured), 4.00%, 12/01/26	250,000	251,734
	Par	Value
Illinois (Continued)

Metropolitan Pier & Exposition Authority Dedicated Capital Appreciation Tax Revenue Refunding Bonds, Series B, McCormick Project (AGM Insured), 0.00%, 6/15/26(e)	$250,000	$230,721
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion,
4.00%, 12/15/42	375,000	357,803
4.00%, 6/15/52	245,000	214,829
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion Project,
5.00%, 6/15/42	500,000	521,067
5.00%, 6/15/50	500,000	509,994

Metropolitan Pier & Exposition Authority Revenue Refunding CABS, McCormick Place Expansion, 0.00%, 12/15/35(e)	150,000	92,326
Northern Illinois University Board of Trustees Auxiliary Facilities System Revenue Bonds (BAM Insured), 5.00%, 10/01/27	350,000	362,506
Northern University Board of Trustees Revenue Bonds, Auxiliary Facilities System (BAM Insured),
5.00%, 10/01/25	325,000	329,358
5.00%, 10/01/26	250,000	255,730

Peoria County School District No. 150 GO Unlimited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/26	390,000	395,660
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	362,712
Sales Tax Securitization Corp., Second Lien Revenue Refunding Bonds, Series A, 4.00%, 1/01/38	250,000	245,492

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)
Sangamon Logan & Menard Counties Community Unit School District No. 15 GO Unlimited Bonds, Series B (BAM Insured),
5.00%, 12/01/25	$300,000	$ 305,089
4.00%, 12/01/39	250,000	241,009

Springfield Illinois Electric Senior Lien Revenue Refunding Bonds, 5.00%, 3/01/29	590,000	595,359
Waukegan City Lake County Water & Sewer System Revenue Refunding Bonds (AGM Insured),
5.00%, 12/30/26	200,000	208,103
4.00%, 12/30/38	500,000	498,140
4.00%, 12/30/40	500,000	489,896

Waukegan GO Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	250,000	250,852
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Refunding Bonds (AGM Insured), 4.00%, 1/01/34	650,000	649,833
		22,910,893
Indiana – 1.6%
Fort Wayne Redevelopment Authority Lease Rental Revenue Refunding Bonds, Grand Wayne Center Project (State Intercept Program), 4.00%, 2/01/26	760,000	765,930
Indiana Bond Bank Revenue CABS, Hamilton Co., Projects,
0.00%, 7/15/25(e)	450,000	427,738
0.00%, 7/15/28(e)	900,000	759,352
0.00%, 1/15/29(e)	560,000	462,678

Indiana Finance Authority Educational Facilities Revenue Refunding Bonds, Series A, Depauw University Project, 5.50%, 7/01/52	255,000	260,996
	Par	Value
Indiana (Continued)

Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System, (SIFMA Municipal Swap Index Yield + 0.30%), 3.95%, 3/01/27(a)(c)	$1,325,000	$1,304,178
Knox Middle School Building Corp., Revenue Bonds (State Intercept Program), 5.00%, 1/15/27	440,000	458,085
Tippecanoe County School Building Corp., Revenue Bonds, Series B (State Intercept Program), 5.00%, 7/15/29	195,000	211,277
Valparaiso Exempt Facilities Revenue Refunding Bonds (AMT), Pratt Paper LLC, 5.00%, 1/01/54(d)(g)	250,000	253,038
Whiting Environmental Facilities Revenue Refunding Bonds (AMT), BP Products North America, 5.00%, 6/05/26(a)(b)(c)	440,000	447,314
		5,350,586
Kansas – 0.5%
City of Valley Center GO Unlimited Temporary Notes, Series 1, 4.38%, 12/01/25	500,000	500,059
Dodge City GO Unlimited Temporary Notes, Series 2023-1, 4.13%, 9/01/25	1,000,000	1,001,004
		1,501,063
Kentucky – 1.8%
Fayette County School District Finance Corp., Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/01/38	250,000	245,251
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	400,000	409,011
Kentucky Bond Development Corp., Educational Facilities Revenue Refunding Bonds, Transylvania University Project, 5.00%, 3/01/27	155,000	159,972

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Kentucky (Continued)
Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/01/50	$ 250,000	$ 243,025
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living,
5.00%, 5/15/36	200,000	171,612
5.00%, 5/15/46	100,000	75,334

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	300,000	301,831
Kentucky State Interlocal School Transportation Association Equipment Lease COPS (State Intercept Program), 4.00%, 3/01/29	310,000	312,333
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(a)(b)(c)	500,000	499,871
Kentucky State Public Energy Authority Gas Supply Revenue Refunding Bonds, Series A-1, 5.25%, 2/01/32(a)(b)(c)	775,000	819,074
Louisville & Jefferson County Metro Government PCR Refunding Bonds (AMT), Louisville Gas & Electric, 1.35%, 11/01/27	1,500,000	1,340,485
Owen County Water Facilities Variable Revenue Refunding Bonds, American Water Company Project, 3.88%, 9/01/28(a)(b)(c)	500,000	497,531
Rural Water Financing Agency Public Project Revenue Bonds, Public Project Construction, 3.70%, 5/01/27(g)	1,000,000	998,763
		6,074,093
	Par	Value
Louisiana – 1.4%
East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/01/28(a)(b)(c)	$500,000	$437,295
Louisiana Public Facilities Authority Revenue Refunding Bonds, Loyola University Project,
5.00%, 10/01/25	250,000	252,826
5.00%, 10/01/26	215,000	220,626

Louisiana State Local Government Environmental Facilities & Community Development Authority Subordinate Revenue Refunding Bonds, East Baton Rouge, 5.00%, 2/01/27	400,000	413,693
Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Refunding bonds, Series C, Loop LLC Project, 4.20%, 9/01/28(a)(b)(c)	300,000	303,020
Louisiana State Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/26	400,000	404,797
Louisiana State Public Facilities Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Pro USA Inc., Project, 6.75%, 10/01/28(a)(b)(c)(d)	200,000	212,930
New Orleans Aviation Board Revenue Bonds, Series B (AMT), 5.00%, 1/01/30	520,000	522,075
Saint James Parish Variable Revenue Bonds, Nustar Logistics, 5.85%, 6/01/25(a)(b)(c)(d)	525,000	532,642

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Louisiana (Continued)

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., Project, 4.05%, 7/01/26(a)(b)(c)	$1,250,000	$1,236,942
Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.38%, 7/01/26(a)(b)(c)	125,000	119,429
		4,656,275
Maine – 0.3%
Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series A, 5.00%, 7/01/27	215,000	223,243
Maine State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Intercept State Resource Fund Guaranty Program), Prerefunded, 5.00%, 7/01/27(f)	30,000	31,462
Maine State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Intercept State Resource Fund Guaranty Program), Unrefunded Balance, 5.00%, 7/01/28	620,000	643,773
		898,478
Maryland – 2.8%
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	500,000	479,375
Baltimore County GO Unlimited Bonds, 4.00%, 3/01/42	1,000,000	984,665
Maryland State Community Development Administration Department Housing & Community Development Revenue Bonds, Social Bonds (GNMA, FNMA, FHLMC Insured), 5.05%, 3/01/47	500,000	503,028
	Par	Value
Maryland (Continued)
Maryland State Department of Transportation Revenue Bonds (AMT), Baltimore Washington International, 4.00%, 8/01/37	$ 270,000	$ 265,706
Maryland State Economic Development Corp., Private Activity Revenue Bonds (AMT), Purple Line Light Rail Project, Green Bonds,
5.00%, 11/12/28	500,000	508,140
5.25%, 6/30/55	1,000,000	1,023,078

Maryland State Economic Development Corp., Revenue Bonds (AMT), Seagirt Marine Terminal Projects, 5.00%, 6/01/44	500,000	510,256
Maryland State Economic Development Corp., Senior Lien Revenue Bonds, Annapolis Mobility & Resilience, 5.00%, 12/31/42	145,000	151,287
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	400,000	414,176
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System, 5.00%, 7/01/27	1,320,000	1,365,420
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/01/26	875,000	867,018
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Broadmead Issue, 4.00%, 7/01/35	285,000	284,225

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Maryland (Continued)

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Mercy Medical Center, 4.00%, 7/01/42	$ 120,000	$ 107,607
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Stevenson University Project, 4.00%, 6/01/51	500,000	426,733
Maryland State Health & Higher Educational Facilities Authority Variable Revenue Refunding Bonds, University of Maryland, 5.00%, 7/01/27(a)(b)(c)	200,000	206,835
Montgomery County GO Unlimited Refunding Bonds, Series A, Consolidated Public Improvement Project, 2.00%, 8/01/41	1,000,000	666,179
Montgomery County Housing Opportunities Commission Multifamily & Reconstruction Development Revenue Bonds, Series C (FHA 542 (C) Insured), 2.85%, 1/01/51	250,000	169,672
Washington County Economic Development Revenue Refunding Bonds, Homewood Maryland Obligated Group Project, 4.00%, 5/01/42	225,000	171,160
		9,104,560
Massachusetts – 0.8%
Massachusetts State Development Finance Agency Revenue Bonds, UMass Boston Student Housing Project, 5.00%, 10/01/48	500,000	495,108
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Lasell University,
4.00%, 7/01/25	235,000	232,739
4.00%, 7/01/26	240,000	236,591
	Par	Value
Massachusetts (Continued)

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series F, Lahey Clinic Obligated Group, 5.00%, 8/15/45	$ 250,000	$ 250,910
Massachusetts State Development Financing Agency Variable Revenue Bonds, Partners Healthcare System, (SIFMA Municipal Swap Index Yield + 0.60%), 4.25%, 1/29/26(a)(c)(d)	1,000,000	996,545
Massachusetts State Port Authority Revenue Bonds, Series E (AMT), 5.00%, 7/01/27	365,000	378,958
		2,590,851
Michigan – 2.4%
Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured),
5.00%, 7/01/43	100,000	99,987
5.00%, 7/01/48	200,000	194,340

Detroit GO Unlimited Bonds, 5.00%, 4/01/27	50,000	51,225
Detroit GO Unlimited Bonds, Series A, Social Bonds, 4.00%, 4/01/40	250,000	228,684
Gerald R. Ford International Airport Authority Revenue Bonds (AMT) (County Gtd), 5.00%, 1/01/51	525,000	543,806
Great Lakes Water Authority Sewage Disposal System Second Lien Revenue Refunding Bonds, Series C, 5.00%, 7/01/36	495,000	507,263
Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technological University, 4.00%, 2/01/27	140,000	135,407
Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, University of Detroit Mercy, 5.63%, 11/01/52	300,000	290,995

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Michigan (Continued)
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds,
5.00%, 7/01/29	$ 425,000	$ 430,360
4.50%, 10/01/29	250,000	250,111

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program, 5.00%, 7/01/33	350,000	353,473
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Credit Group,
4.00%, 12/01/35	515,000	523,009
4.00%, 12/01/40	500,000	483,261

Michigan State Finance Authority Variable Revenue Refunding Bonds, Beaumont Spectrum, (SIFMA Municipal Swap Index Yield + 0.75%), 4.40%, 4/15/27(a)(c)	1,500,000	1,499,857
Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascenion Senior, 5.00%, 11/15/47	420,000	425,081
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bonds, 4.00%, 10/01/26(a)(b)(c)	100,000	99,497
Michigan State Trunk Line Revenue Bonds, Rebuilding Michigan Program, 5.50%, 11/15/49	1,000,000	1,107,736
Okemos Public School District GO Unlimited Bonds, Series II (Q-SBLF Insured), 5.00%, 5/01/49(g)	500,000	533,982
Wayne State University Revenue Refunding Bonds, Series A (BAM, TCRS Insured), 5.00%, 11/15/27	300,000	308,538
		8,066,612
Minnesota – 1.0%
City of Shakopee Senior Housing Revenue Bonds, Benedictine Living Community of Shakopee LLC Project, 5.85%, 11/01/25(a)(b)(c)(d)	250,000	243,302
	Par	Value
Minnesota (Continued)
Gibbon Independent School District No. 2365 GO Unlimited Bonds, Series A (School District Credit Program), 6.00%, 2/01/28	$ 200,000	$ 219,767
Minneapolis Health Care System Revenue Refunding Bonds, Fairview Health Services, Series A, 5.00%, 11/15/27	585,000	592,054
Minnesota State Agricultural & Economic Development Board Revenue Bonds, HealthPartners Obligated Group, 5.25%, 1/01/54	300,000	319,252
Saint Francis Independent School District No. 15 GO Unlimited Bonds, Series A (School District Credit Program), 4.00%, 2/01/33	410,000	409,960
Saint Paul Housing & Redevelopment Authority Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, 5.00%, 7/01/31	1,635,000	1,652,196
		3,436,531
Mississippi – 0.1%
Mississippi State Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, North Mississippi Health, 5.00%, 3/01/27(a)(b)(c)	265,000	273,565
Missouri – 1.1%
Central Southwest Community College District COPS,
5.00%, 3/01/26	225,000	230,613
5.00%, 3/01/27	225,000	234,428

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds, Mercy Health, 3.00%, 6/01/53	970,000	704,570

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Missouri (Continued)

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke's Health System, Inc., 5.00%, 11/15/30	$250,000	$ 257,489
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds,
5.00%, 2/15/26	200,000	200,715
5.00%, 2/15/27	215,000	216,803
5.00%, 2/15/28	250,000	253,440

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Bethesda Health Group, Inc., 4.00%, 8/01/26	200,000	193,643
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C, 5.00%, 5/01/28(a)(b)(c)	500,000	527,805
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Webster University Project, 5.00%, 4/01/26	500,000	488,026
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	500,000	464,120
		3,771,652
Nebraska – 0.7%
Douglas County Educational Facilities Variable Revenue Refunding Bonds, Creighton University Project, (SIFMA Municipal Swap Index Yield + 0.53%), 4.18%, 9/01/26(a)(c)	735,000	724,916
Douglas County Hospital Authority No. 2 Revenue Bonds, Children's Hospital Obligated Group, 5.00%, 11/15/25(a)(b)(c)	600,000	606,305
	Par	Value
Nebraska (Continued)
Douglas County Hospital Authority No. 3 Nebraska Health Facilities Revenue Refunding Bonds, Nebraska Methodist Health, 5.00%, 11/01/27	$ 500,000	$ 508,973
Gretna COPS, 5.00%, 12/15/25	500,000	503,736
		2,343,930
Nevada – 0.9%
Clark County PCR Refunding Bonds, Southern California Edison Company, 2.10%, 6/01/31	250,000	211,023
Clark County Stadium Improvement GO Limited Bonds, Series A, 5.00%, 5/01/48	500,000	516,329
Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/01/43	250,000	259,680
Las Vegas New Convention & Visitors Authority Revenue Bonds, Series B, 5.00%, 7/01/37	1,000,000	1,065,384
Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/01/49	95,000	74,380
Las Vegas Valley Water District GO Limited Bonds, Series A, 4.00%, 6/01/46	250,000	240,655
Reno Sales Tax First Lien Revenue Refunding Bonds, Retrac-Reno Transportation Rail Access Corridor Project, 5.00%, 6/01/48	500,000	510,782
		2,878,233
New Hampshire – 0.3%
National Finance Authority Municipal Certificates Revenue Bonds, Series 1-A, 4.13%, 1/20/34	865,503	831,709

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New Hampshire (Continued)
National Finance Authority Revenue Bonds, Series A, 4.00%, 7/01/51	$ 125,000	$ 117,381
New Hampshire State Health & Education Facilities Authority Revenue Refunding Bonds, Kendal at Hanover Issue, 5.00%, 10/01/36	180,000	182,647
		1,131,737
New Jersey – 2.9%
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	400,000	422,844
Jersey City Municipal Utilities Authority Revenue Notes, Water Project, Series A, 5.00%, 5/01/25	1,000,000	1,009,184
New Jersey State EDA Energy Facility Revenue Bonds, Series A (AMT), UMM Energy Partners,
5.00%, 6/15/37	190,000	189,990
5.13%, 6/15/43	350,000	347,575

New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	237,986
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.38%, 1/01/43	100,000	100,033
New Jersey State EDA Revenue Bonds, Portal North Bridge Project NJ Transit, 5.25%, 11/01/41	235,000	257,046
New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/01/48	125,000	115,995
New Jersey State EDA Revenue Refunding Bonds, Cranes Mill Project, 5.00%, 1/01/49	260,000	219,372
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	300,000	301,758
	Par	Value
New Jersey (Continued)

New Jersey State EDA Water Facilities Revenue Refunding Bonds (AMT), New Jersey American Water Co., Inc. Project, 2.20%, 12/03/29(a)(b)(c)	$ 775,000	$ 671,802
New Jersey State GO Unlimited Bonds, 2.00%, 6/01/37	1,175,000	867,622
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Valley Health System Obligated Group Series, 5.00%, 7/01/33	1,000,000	1,074,486
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, Inspira Health Obligated Group, 5.00%, 7/01/30	1,000,000	1,026,888
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, RWJ Barnabas Health Obligated Group, 5.00%, 7/01/26(a)(b)(c)	400,000	408,814
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 6/15/42	250,000	242,096
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.00%, 6/15/40	500,000	532,419
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	625,000	649,075
New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, 4.00%, 6/15/34	175,000	179,330
New Jersey State Turnpike Authority Revenue Bonds, Series A, 5.00%, 1/01/33	230,000	230,331
New Jersey State Turnpike Authority Revenue Bonds, Series B, 5.25%, 1/01/52	350,000	378,132
		9,462,778

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New Mexico – 0.3%
Farmington Pollution Control Variable Revenue Refunding Bonds, Public Service Company of New Mexico San Juan, 3.90%, 6/01/28(a)(b)(c)	$1,000,000	$ 987,993
New York – 6.4%
Build Resource Corp., Revenue Bonds, Friends of Hellenic Classical Charter Schools, Inc., 4.00%, 12/01/31(d)	500,000	465,639
Hempstead Town Local Develop Corp., Education Revenue Refunding Bonds, Academy Charter School Project, 5.66%, 2/01/44	250,000	230,701
Hempstead Town Local Development Corp., Education Revenue Bonds, Academy Charter School Project, 4.60%, 2/01/51	250,000	187,548
Hempstead Town Local Development Corp., Revenue Refunding Bonds, Adelphi University Project, 5.00%, 6/01/27	300,000	311,660
Hudson Yards Infrastructure Corp., Revenue Refunding Bonds, Second Indenture Series, Fiscal 2022, Green Bonds, 4.00%, 2/15/43	1,000,000	1,000,759
Metropolitan Transportation Authority Revenue Refunding Bonds, Series D (BAM, TCRS Insured), 4.00%, 11/15/42	300,000	289,691
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series CC-1, 5.00%, 6/15/49	250,000	260,517
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA-1, 5.25%, 6/15/52	250,000	271,017
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB-1, 5.25%, 6/15/54	500,000	544,374
	Par	Value
New York (Continued)
New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, 4.00%, 5/01/36	$1,000,000	$1,028,476
New York GO Unlimited Bonds, Series A-1, 5.25%, 9/01/42	250,000	276,372
New York GO Unlimited Bonds, Series C, 5.25%, 3/01/53	1,000,000	1,083,591
New York GO Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/42	250,000	262,685
New York State Convention Center Development Corp., Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	600,000	606,868
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Barnard College, 4.00%, 7/01/49	300,000	269,697
New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/41	1,000,000	1,088,843
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/01/50	500,000	426,476
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, Unrefunded Balance, 5.00%, 2/15/44	425,000	426,332
New York State Energy Research & Development Authority PCR Refunding Bonds, New York Electric & Gas, Series C, 4.00%, 4/01/34	250,000	250,103
New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series L-2 (SonyMA Insured), 0.75%, 11/01/25	420,000	393,934

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)
New York State Liberty Development Corp., Revenue Refunding Bonds, 4 World Trade Center Project, Green Bonds, 1.20%, 11/15/28	$500,000	$430,215
New York State Liberty Development Corp., Revenue Refunding Bonds, Class 2, 3 World Trade Center Project,
5.15%, 11/15/34(d)	500,000	501,210
5.38%, 11/15/40(d)	150,000	150,306

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), John F. Kennedy International Airport (AGM Insured), Sustainable Bonds, 5.00%, 6/30/49	250,000	257,534
New York State Transportation Development Corp., Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminal C&D Redevelopment Project, 5.00%, 10/01/35	500,000	528,106
New York State Transportation Development Corp., Special Facilities Revenue Bonds, Delta Air Lines, Inc. (AMT), 5.00%, 1/01/30	345,000	356,526
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), John F. Kennedy International Airport Project, 5.38%, 8/01/36	250,000	263,038
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 5.00%, 12/01/33	250,000	266,956
	Par	Value
New York (Continued)

New York State Transportation Development Corporation Special Facilities Revenue Bonds (AMT), Delta Air Lines Inc., 4.00%, 10/01/30	$1,500,000	$1,495,560
New York State Urban Development Corp., Personal Income TRB, Series A,
4.00%, 3/15/38	500,000	506,895
5.00%, 3/15/41	250,000	268,453

New York State Urban Development Corp., Revenue Refunding Bonds, Series E Group 3, 4.00%, 3/15/43	500,000	489,937
Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	250,000	253,090
Onondaga County Trust Cultural Resources Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/41	250,000	250,120
Port Authority of New York & New Jersey Consolidated 211th Revenue Refunding Bonds, 5.00%, 9/01/48	830,000	861,954
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 218 (AMT), 5.00%, 11/01/31	1,065,000	1,134,522
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT), 4.00%, 7/15/40	500,000	485,350
Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds (AMT), 5.50%, 8/01/52	600,000	641,660
Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges & Tunnels, 4.00%, 11/15/54	1,000,000	942,365

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A, MTA Bridges & Tunnels, 5.00%, 5/15/47	$ 250,000	$ 266,258
Triborough Bridge & Tunnel Authority Sales Tax Revenue Bonds, Series A-1, 5.25%, 5/15/64	125,000	134,781
Triborough Bridge & Tunnel Authority Sales Tax Revenue Bonds, Series A-2, 5.25%, 5/15/64	500,000	535,926
Troy Capital Resource Corp., Revenue Bonds, Rensselaer Polytechnic Institute Project, 4.00%, 9/01/33	100,000	101,218
Yonkers Economic Development Corp., Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	100,000	96,660
		20,893,923
North Carolina – 2.2%
Forsyth County GO Unlimited Bonds, Series B, 2.00%, 3/01/37	1,000,000	764,120
Greater Asheville Regional Airport Authority Airport System Revenue Bonds (AMT) (AGM Insured), 5.25%, 7/01/48	250,000	265,279
Greater Asheville Regional Airport Authority Airport System Revenue Bonds, Series A (AMT) (AGM Insured), 5.50%, 7/01/47	1,000,000	1,078,691
North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University,
5.00%, 5/01/25	240,000	242,150
5.00%, 5/01/26	275,000	280,780
North Carolina State Capital Facilities Finance Agency Revenue Refunding Bonds, The Arc of North Carolina (Housing & Urban Development Sector 8 Program),
5.00%, 10/01/28	300,000	300,826
5.00%, 10/01/34	250,000	247,789
	Par	Value
North Carolina (Continued)
North Carolina State Medical Care Commission Retirement Facilities Revenue Bonds, The Forest At Duke Project,
4.00%, 9/01/33	$ 180,000	$ 169,650
4.00%, 9/01/34	185,000	173,046

North Carolina State Medical Care Commission Retirement Facilities Revenue Bonds, United Methodist Retirement House, 3.75%, 10/01/28	525,000	518,887
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/01/49	100,000	86,049
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 4.00%, 1/01/55	425,000	360,885
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/01/49	500,000	515,322
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway System (AGM Insured), 5.00%, 1/01/58	1,000,000	1,054,621
North Carolina State Turnpike Authority Senior Lien Revenue Refunding Bonds, 5.00%, 1/01/40	550,000	564,463
Union County GO Unlimited Bonds, Series C, 2.50%, 9/01/38	590,000	470,123
		7,092,681
North Dakota – 0.6%
Cass County Joint Water Resource District Improvement Revenue Refunding Bonds, Series A (County Gtd), 3.45%, 4/01/27	1,500,000	1,497,332

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
North Dakota (Continued)
City of Grand Forks Health Care System Revenue Bonds, Altru Health System, Series A (AGM Insured), 5.00%, 12/01/29	$125,000	$ 133,969
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	511,787
		2,143,088
Ohio – 2.1%
Akron Bath Copley Joint Township Hospital District Revenue Refunding Bonds, Summa Health Obligated Group Hospital,
5.00%, 11/15/26	350,000	357,628
5.00%, 11/15/27	370,000	381,593

Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Senior-Class 2, Series B-2, 5.00%, 6/01/55	900,000	814,742
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Refunding Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	175,000	176,752
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Cleveland Museum of Natural History Project,
5.00%, 7/01/25	125,000	126,680
5.00%, 7/01/26	125,000	128,428
5.00%, 7/01/27	125,000	130,354
5.00%, 7/01/28	155,000	164,307

Cleveland-Cuyahoga County Port Authority Financing Senior Tax Allocation Increment Revenue Refunding Bonds, Flats East Bank Project, 4.00%, 12/01/55(d)	250,000	196,502
Conotton Valley Union Local School District COPS, School Facilities Project (FHLMC Insured), 4.00%, 12/01/42	500,000	484,813
	Par	Value
Ohio (Continued)

Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Wade Park Apartments (FHA Insured, Housing & Urban Development Sector 8 Program), 4.75%, 12/01/25(a)(b)(c)	$350,000	$351,451
Franklin County Convention Facilities Authority Hotel Project Revenue Bonds, Greater Columbus Convention Center,
5.00%, 12/01/34	170,000	171,057
5.00%, 12/01/36	305,000	304,465

Franklin County Health Care Facilities Revenue Refunding Bonds, Ohio Living Communities, 5.00%, 7/01/31	255,000	255,172
Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Project, 5.00%, 11/15/41	250,000	282,700
Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.13%, 12/01/49	100,000	78,210
Miami Valley Career Technology Center GO Unlimited Bonds, 4.00%, 12/01/37	250,000	251,808
Middleburg Heights Hospital Revenue Refunding Bonds, Southwest General Health Center, 4.00%, 8/01/41	500,000	471,243
Ohio State Air Quality Development Authority Revenue Refunding Bonds, Ohio Valley Electric Corp., 3.25%, 9/01/29	50,000	47,230
Ohio State Air Quality Development Authority Variable Revenue Refunding Bonds (AMT), Duke Energy Corp., Project, 4.25%, 6/01/27(a)(b)(c)	250,000	250,325

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Ohio (Continued)

Ohio State Higher Educational Facilities Commission Revenue Refunding Bonds, Xavier University 2020 Project, 5.00%, 5/01/35	$ 880,000	$ 955,693
Ohio State Higher Educational Facility Commission Healthcare Revenue Bonds, Ashtabula County Medical Center Obligated Group, 5.00%, 1/01/26	100,000	100,614
Ohio State Higher Educational Facility Commission Revenue Refunding Bonds, Otterbein University 2022 Project, 4.00%, 12/01/46	500,000	424,461
Ohio State Hospital Revenue Refunding Bonds, Premier Health Partners Obligated Group, 5.00%, 11/15/26	145,000	147,426
		7,053,654
Oklahoma – 1.3%
Carter County Public Facilities Authority Educational Facilities Lease Revenue Bonds, 5.00%, 9/01/27	500,000	513,190
Comanche County Hospital Authority Revenue Refunding Bonds, 5.00%, 7/01/29	570,000	557,103
Creek County Educational Facilities Authority Lease Revenue Bonds, Sapulpa Public Schools Project (BAM Insured), 4.13%, 9/01/48	250,000	239,765
Muskogee Industrial Trust Educational Facilities Lease Revenue Bonds, Muskogee Public Schools Project, 5.00%, 9/01/26	150,000	153,040
Oklahoma County Finance Authority Revenue Bonds, Exchange-Epworth Villa Project, 2.00%, 12/01/47	8,975	448
Oklahoma County Finance Authority Revenue Bonds, Exchange-Epworth Villa Project-B, 5.88%, 12/01/47	43,620	33,885
Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C, 5.00%, 1/01/47	1,000,000	1,023,487
	Par	Value
Oklahoma (Continued)
Oklahoma State Turnpike Authority Senior Lien Revenue Bonds, 5.50%, 1/01/53	$475,000	$ 519,117
Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Drinking Water Program 2019 Master Trust, 4.00%, 4/01/48	300,000	287,601
Tulsa County Industrial Authority Educational Facilities Lease Revenue Bonds, Berryhill Public Schools Project, 4.00%, 9/01/26	500,000	501,778
Washington County Educational Facilities Authority Lease Revenue Bonds, Dewey Public Schools Project, 5.00%, 9/01/29	435,000	457,226
		4,286,640
Oregon – 1.2%
Klamath Falls Intercommunity Hospital Authority Revenue Refunding Bonds, Sky Lakes Medical Center Project, 4.00%, 9/01/25	550,000	547,313
Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Projects, 5.00%, 8/15/45	500,000	516,862
Oregon State Business Development Commission Variable Revenue Bonds, Series 232, Intel Corp. Project, 3.80%, 6/15/28(a)(b)(c)	500,000	502,327
Oregon State Facilities Authority Revenue Refunding Bonds, Samaritan Health Services, 5.00%, 10/01/30	300,000	315,424
Oregon State Facilities Authority Revenue Refunding Bonds, Series A, Legacy Health Project, 5.00%, 6/01/46	500,000	503,197
Port of Morrow GO Limited Refunding Bonds, Series D,
4.00%, 12/01/26	170,000	171,462
4.00%, 12/01/27	240,000	243,655

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Oregon (Continued)

Port of Portland Airport Revenue Refunding Bonds, Portland International Airport (AMT), 5.00%, 7/01/25	$ 750,000	$ 759,606
Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project, 5.00%, 5/15/27	260,000	262,178
		3,822,024
Pennsylvania – 3.8%
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds, Forward Delivery, 5.00%, 5/01/42	250,000	254,752
Chester County IDA Revenue Bonds, Avon Grove Charter School, 5.00%, 3/01/27	500,000	504,647
Commonwealth Financing Authority Taxable Revenue Refunding Bonds, Series B-1, 5.00%, 6/01/26	300,000	304,094
Cumberland County Municipal Authority Revenue Bonds, Penn State Health, 4.00%, 11/01/44	500,000	469,629
Cumberland County Municipal Authority Revenue Refunding Bonds, Asbury Pennsylvania Obligated, 4.50%, 1/01/40(d)	185,000	160,283
Lancaster County Hospital Authority Revenue Refunding Bonds, Masonic Villages Project, 5.00%, 11/01/30	470,000	486,109
Laurel Highlands School District GO Limited Refunding Bonds (BAM State Aid Withholding), 4.00%, 2/01/26	350,000	352,075
Luzerne County IDA Revenue Refunding Bonds (AMT), Pennsylvania-American Water Co., Project, 2.45%, 12/03/29(a)(b)(c)	750,000	665,755
Montgomery County IDA Revenue Bonds, Acts Retirement-Life Communities, 5.00%, 11/15/45	1,500,000	1,520,830
	Par	Value
Pennsylvania (Continued)
Pennsylvania State Economic Development Financing Authority Parking System Revenue Refunding Bonds, Senior Insured Capitol Region (AGM Insured), 5.00%, 1/01/40	$500,000	$528,762
Pennsylvania State Economic Development Financing Authority Tax-Exempt Private Activity Revenue Bonds (AMT), The Penndot Major Bridges, 5.75%, 6/30/48	575,000	624,327
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1, 4.00%, 4/15/45	500,000	471,779
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-2, 4.00%, 5/15/48	250,000	231,686
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Trustees of the University of Pennsylvania, Series A, 4.00%, 2/15/43	585,000	575,862
Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University,
5.00%, 9/01/39	500,000	501,827
5.00%, 9/01/45	250,000	250,364

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.38%, 10/01/25	370,000	358,868
Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series B, 5.25%, 12/01/52	250,000	269,408
Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series A (AGM Insured), 4.00%, 12/01/49	350,000	334,360

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Pennsylvania (Continued)
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/01/30	$510,000	$ 527,753
5.00%, 7/01/33	400,000	413,786
5.00%, 7/01/35	155,000	160,119

Philadelphia Airport Revenue Refunding Bonds, Series C (AMT), 4.00%, 7/01/40	250,000	241,042
Philadelphia School District GO Limited Bonds, Series A (BAM, TCRS Insured State Aid Withholding),
4.00%, 9/01/39	500,000	501,032
4.00%, 9/01/40	500,000	492,727
Southcentral General Authority Revenue Bonds, York College of Pennsylvania Project,
5.00%, 5/01/27	300,000	309,558
5.00%, 5/01/28	215,000	224,986

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Asset Improvement Program, 5.25%, 6/01/47	250,000	271,606
West Cornwall Township Municipal Authority Healthcare Facilities Revenue Refunding Bonds, Lebanon Valley Brethren Home Project,
4.00%, 11/15/25	115,000	113,501
4.00%, 11/15/26	125,000	122,433
4.00%, 11/15/27	130,000	126,446
		12,370,406
Puerto Rico – 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 7/01/30(d)	250,000	264,224
Puerto Rico Commonwealth Notes,
2.70%, 11/01/43(b)(c)	21,189	12,607
1.87%, 11/01/51(b)(c)	431,249	258,750
Puerto Rico Commonwealth Restructured GO Unlimited Bonds, Series A1,
5.38%, 7/01/25	160,394	161,474
5.63%, 7/01/27	309,847	322,037
	Par	Value
Puerto Rico (Continued)
Puerto Rico Commonwealth Restructured GO Unlimited Bonds, Series A1,
5.63%, 7/01/29	$1,058,875	$1,141,037
5.75%, 7/01/31	57,185	63,738
4.00%, 7/01/33	54,226	53,325
4.00%, 7/01/35	48,742	47,160
4.00%, 7/01/37	106,285	101,553
4.00%, 7/01/41	56,878	52,727

Puerto Rico Commonwealth Restructured GO Unlimited CABS, Series A, 0.00%, 7/01/33(e)	69,785	45,693
Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/01/53	527,000	513,249
Puerto Rico Sales Tax Financing Corp., Revenue CABS, Series A-1, Restructured Bonds, 0.00%, 7/01/33(e)	500,000	344,705
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue CABS, Series A-1,
0.00%, 7/01/27(e)	225,000	199,241
0.00%, 7/01/46(e)	875,000	272,846
		3,854,366
Rhode Island – 0.2%
Rhode Island Commerce Corp., First Lien Special Facility Revenue Refunding Bonds, Rhode Island Airport Corp., International, 5.00%, 7/01/31	500,000	528,659
South Carolina – 0.8%
Connector 2000 Association, Inc., Toll Road Revenue CABS, Senior Series A-1,
0.00%, 1/01/32(e)	409,302	243,907
0.00%, 1/01/42(e)	228,148	66,640
0.00%, 7/22/51(e)	264,657	34,831

South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group, 5.00%, 5/01/38	400,000	411,060

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
South Carolina (Continued)

South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Bon Secours Mercy Health, 5.00%, 10/01/25(a)(b)(c)	$850,000	$ 861,032
South Carolina State Public Service Authority Revenue Bonds, Series E, Santee Cooper, 5.75%, 12/01/47	250,000	274,947
South Carolina State Public Service Authority Revenue Obligation Bonds, Series A, Unrefunded Balance, 5.50%, 12/01/54	275,000	274,981
South Carolina State Public Service Authority Revenue Refunding Bonds, Series A, 4.00%, 12/01/36	350,000	349,355
		2,516,753
South Dakota – 0.4%
South Dakota State Board of Regents Housing & Auxiliary Facilities System Revenue Refunding Bonds, 4.00%, 4/01/26	375,000	377,408
South Dakota State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, Avera Health,
4.25%, 7/01/49	475,000	456,716
5.25%, 7/01/54	425,000	459,303
		1,293,427
Tennessee – 1.5%
Knox County Health Educational & Housing Facility Board Student Housing Revenue Bonds, University of Tennessee Project, Series A-1 (BAM Insured), 5.50%, 7/01/54	250,000	268,346
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Vanderbilt University Medical Center, 5.00%, 7/01/40	400,000	404,555
Metropolitan Nashville Airport Authority Revenue Bonds, Series B (AMT), 5.00%, 7/01/26	600,000	614,571
	Par	Value
Tennessee (Continued)
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/01/39	$1,000,000	$1,048,012
Tennergy Corp., Gas Revenue Bonds, Series A, 4.00%, 9/01/28(a)(b)(c)	1,500,000	1,487,434
Tennergy Corp., Gas Supply Revenue Bonds, Series A, 5.50%, 12/01/30(a)(b)(c)	1,000,000	1,051,021
		4,873,939
Texas – 6.5%
Arlington Higher Education Finance Corp., Revenue Bonds, Riverwalk Education Foundation (PSF, Gtd), 5.00%, 8/15/47	500,000	521,154
Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	625,000	631,029
Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/01/40	200,000	183,305
Central Texas Regional Mobility Authority Revenue Bonds, Series C, 5.00%, 1/01/27	275,000	280,434
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/49	500,000	514,816
City of Greenville GO Limited Bonds (AGM Insured), 4.25%, 2/15/54	500,000	478,909
Clifton Higher Educational Finance Corp. Revenue Refunding Bonds, International Leadership of Texas (PSF, Gtd), 4.13%, 8/15/49	200,000	192,814
Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds, Series B, 4.00%, 12/01/51	500,000	469,416

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)
Dallas Senior Lien Special Tax Variable Revenue Bonds, Fair Park Venue Project, 6.25%, 8/15/28(a)(b)(c)(d)	$250,000	$251,776
Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series B, 5.00%, 11/01/25	400,000	408,404
El Paso Texas Airport Revenue Bonds (AMT), 5.00%, 8/15/27	375,000	389,115
Fort Bend Independent School District Variable GO Unlimited Refunding Bonds, Series B (PSF, Gtd), 0.72%, 8/01/26(a)(b)(c)	840,000	769,335
Grand Parkway Transportation Corp., System Toll Revenue Refunding Bonds, Grand Parkway System - First, 4.00%, 10/01/45	265,000	251,291
Greater Texoma Utility Authority Contract Revenue Bonds, City of Sherman Project (AGM Insured), 4.25%, 10/01/53	565,000	536,695
Greater Texoma Utility Authority Contract Revenue Bonds, Series A, City of Sherman Project (BAM Insured),
5.00%, 10/01/29	350,000	377,735
4.00%, 10/01/43	250,000	242,126

Harris County Cultural Education Facilities Finance Corp., Variable Revenue Refunding Bonds, Memorial Hermann Health, 5.00%, 12/01/28(a)(b)(c)	570,000	599,516
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Children's Hospital, 4.00%, 10/01/38	350,000	347,599
Harris County Flood Control District GO Limited Bonds, Sustainability Bond, Series A, 4.00%, 9/15/43	250,000	245,963
	Par	Value
Texas (Continued)

Houston Airport System Revenue Bonds, Subseries A (AMT), 5.00%, 7/01/25	$500,000	$505,266
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Improvement Projects, 5.00%, 7/15/27	175,000	177,445
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Terminal, 5.00%, 7/01/27	125,000	126,727
Houston Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.25%, 7/01/43	400,000	431,257
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 5.00%, 9/01/36	510,000	539,187
Kermit Independent School District GO Unlimited Bonds (PSF, Gtd), 5.00%, 2/15/26	325,000	333,737
Kilgore Independent School District GO Unlimited Bonds (PSF, Gtd), 3.00%, 2/15/41	730,000	607,481
Matagorda County Navigation District No. 1 Revenue Refunding Bonds (AMBAC Insured), 4.40%, 5/01/30	500,000	503,174
Midland Independent School District GO Unlimited Bonds (PSF, Gtd),
5.00%, 2/15/50	500,000	514,871
4.00%, 2/15/54	125,000	116,690

Montgomery County Toll Road Authority Senior Lien Revenue Bonds, 5.00%, 9/15/37	500,000	504,847
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	85,096

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)

New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Westminster Manor Project, 5.00%, 11/01/31	$ 250,000	$ 253,983
Northside Independent School District Variable Refunding GO Unlimited Bonds, Series B (PSF, Gtd), 3.45%, 8/01/27(a)(b)(c)(g)	500,000	499,381
Odessa Junior College District Consolidated Revenue Bonds (AGM Insured), 4.00%, 7/01/27	435,000	442,952
Pasadena Independent School District GO Unlimited Bonds, Series A (PSF, Gtd), 4.00%, 2/15/32	700,000	700,025
Port Arthur Certificates GO Limited Bonds (BAM Insured), 5.00%, 2/15/27	345,000	359,343
Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding Bonds (AMT), Jefferson Gulf Coast Energy Project, 4.00%, 1/01/50(d)	375,000	289,553
San Antonio Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/30	250,000	265,261
San Antonio Water Junior Lien Revenue Refunding Bonds, Series A, 5.00%, 5/15/43	500,000	517,812
Texas City Industrial Development Corp., Revenue Bonds, Series 2012, NRG Energy Project, 4.13%, 12/01/45	545,000	480,010
Texas State PFA Lease Revenue Refunding Bonds, 4.00%, 2/01/36	250,000	255,538
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,100,000	1,106,883
	Par	Value
Texas (Continued)
Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Bonds (AMT), Blueridge Transportation,
5.00%, 12/31/45	$ 500,000	$ 500,540
5.00%, 12/31/55	200,000	200,232

Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Refunding Bonds, North Tarrant Express, 4.00%, 12/31/38	750,000	727,065
Texas State Private Activity Surface Transportation Corp., Senior Lien Revenue Refunding Bonds (AMT), 5.50%, 6/30/42	1,000,000	1,060,576
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	100,907
Texas State Transportation Commission First Tier Toll Revenue CABS, 0.00%, 8/01/29(e)	480,000	386,920
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 4.00%, 10/15/38	510,000	518,445
University of Houston Revenue Refunding Bonds, Series A, 5.00%, 2/15/47	250,000	266,010
Waller Independent School District GO Unlimited Bonds (BAM Insured), 5.00%, 2/15/44	235,000	252,204
		21,320,850
Utah – 0.7%
Cache County School District Building GO Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 6/15/30	925,000	938,552
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/51	1,000,000	1,017,247
Utah County Hospital Revenue Bonds, Series A, IHC Health Services Inc., 4.00%, 5/15/45	500,000	468,987
		2,424,786

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Virginia – 2.6%
Arlington County IDA Hospital Facilities Revenue Refunding Bonds, Virginia Hospital Center, 3.75%, 7/01/50	$ 500,000	$ 450,852
Chesapeake Bay Bridge & Tunnel District Revenue Bonds, First Tier General Resolution (AGM Insured), 5.00%, 7/01/41	1,000,000	1,019,265
Chesapeake Hospital Authority Hospital Facilities Revenue Refunding Bonds, Chesapeake Regional Medical Center, 5.00%, 7/01/31	500,000	533,647
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	500,000	500,030
Fairfax County GO Unlimited Bonds, Series A (State Aid Withholding), 2.00%, 10/01/41	1,000,000	676,035
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System Project, 3.50%, 5/15/39	525,000	485,291
Newport News EDA Residential Care Facilities Revenue Refunding Bonds, Lifespire of Virginia, 5.00%, 12/01/38	560,000	563,780
Virginia State Commonwealth Transportation Board Capital Projects Revenue Bonds, 3.00%, 5/15/37	1,000,000	887,109
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River Crossings OpCo, LLC Project,
4.00%, 7/01/32	275,000	278,399
4.00%, 1/01/37	660,000	655,413
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express Lanes,
5.00%, 7/01/38	910,000	945,524
4.00%, 7/01/39	240,000	224,184
4.00%, 1/01/40	280,000	258,449
	Par	Value
Virginia (Continued)
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express Lanes,
4.00%, 1/01/48	$ 225,000	$ 197,940

Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), I-495 Hot Lanes, 5.00%, 12/31/57	1,000,000	999,536
		8,675,454
Washington – 2.5%
Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station, 4.00%, 7/01/42	1,515,000	1,494,665
King County Public Hospital District No. 1 GO Limited Tax Refunding Bonds, Valley Medical Center, 5.00%, 12/01/26	550,000	569,529
King County Sewer Revenue Refunding Bonds, 5.00%, 7/01/42	250,000	257,905
Port of Seattle Airport Intermediate Lien Revenue Bonds (AMT), 5.00%, 4/01/44	500,000	510,679
Port of Seattle Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 8/01/47	250,000	257,723
Seattle Housing Authority Revenue Refunding Bonds, Northgate Plaza Project, 1.00%, 6/01/26	500,000	465,322
Seattle Municipal Light & Power Revenue Refunding Bonds, 4.00%, 9/01/40	500,000	495,803
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.25%), 3.90%, 11/01/26(a)(c)	750,000	731,755
Skagit County Public Hospital District No. 1 Revenue Improvement & Refunding Bonds, Skagit Regional Health,
5.00%, 12/01/27	500,000	504,617

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Washington (Continued)
Skagit County Public Hospital District No. 1 Revenue Improvement & Refunding Bonds, Skagit Regional Health,
5.00%, 12/01/28	$ 440,000	$ 444,717

Washington State GO Unlimited Bonds, Series C, 5.00%, 2/01/40	1,000,000	1,072,012
Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	500,000	482,771
Washington State Higher Educational Facilities Authority Revenue Bonds, Seattle University Project, 4.00%, 5/01/50	250,000	219,327
Washington State Housing Finance Commission Nonprofit Revenue Bonds, Radford Court & Nordheim Court, 5.50%, 7/01/59(g)	400,000	416,959
Washington State Housing Finance Commission Nonprofit Revenue Refunding Bonds, Emerald Heights Project, Series A, 5.00%, 7/01/26	285,000	291,787
		8,215,571
West Virginia – 0.5%
West Virginia State EDA Solid Waste Disposal Facilities Variable Revenue Bonds, Appalachian Power Company-Amos Project, 3.75%, 6/01/25(a)(b)(c)	500,000	498,592
West Virginia State EDA Solid Waste Disposal Facilities Variable Revenue Refunding Bonds, Series 2015-A, Appalachian Power Company - Amos Project, 3.38%, 6/15/28(a)(b)(c)	750,000	738,776
West Virginia State Housing Development Fund Sustainable Revenue Bonds, Series A, 4.40%, 11/01/44	500,000	495,993
		1,733,361
	Par	Value
Wisconsin – 2.4%
Clayton Town NANS, Series B, 2.00%, 6/01/25	$ 225,000	$ 217,315
Milwaukee Corp., Purpose GO Unlimited Bonds, Series B3, 4.00%, 4/01/26	1,000,000	1,000,231
Milwaukee GO Unlimited Bonds, Promissory Notes, Series N3 (AGM Insured), 5.00%, 4/01/31	500,000	552,259
Milwaukee Metropolitan Sewerage District GO Unlimited Bonds, Green Bonds, Climate Bond Certified, 4.00%, 10/01/43	500,000	484,252
PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(d)	100,000	91,573
PFA Educational Revenue Bonds, Piedmont Community Charter School,
5.00%, 6/15/39	490,000	483,414
5.00%, 6/15/49	150,000	139,229

PFA Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	370,000	329,323
PFA Pollution Control Variable Revenue Refunding Bonds, Duke Energy Progress Project, 3.30%, 10/01/26(a)(b)(c)	500,000	491,703
PFA Project Revenue Bonds, CFP3 - Eastern Michigan University Housing Project (BAM Insured), 5.50%, 7/01/52	250,000	267,215
PFA Revenue Bonds, Roseman University, Unrefunded Balance, 5.00%, 4/01/50(d)	250,000	246,049
PFA Variable Revenue Refunding Bonds, Providence St. Joseph, 4.00%, 10/01/30(a)(b)(c)	370,000	363,295
Public Financial Authority Solid Waste Disposal Revenue Refunding Bonds (AMT), Waste Management, Inc., Project, 2.88%, 5/01/27	495,000	475,495

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Wisconsin (Continued)

Wisconsin Center District TRB, CABS, Junior Dedicated, Series D (AGM Moral Obligation Insured), 0.00%, 12/15/45(e)	$250,000	$ 87,833
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Forensic Science & Protective Medicine Collaboration Project, 5.00%, 8/01/27(d)	500,000	508,612
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, Unitypoint Health, 5.00%, 12/01/28	590,000	591,833
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Three Pillars Senior Living Communities, 4.00%, 8/15/31	375,000	365,259
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 11/15/39	290,000	280,600
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corp., Cedar Community, 5.00%, 6/01/41	250,000	226,978
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Froedtert Health, Inc., Series A, 4.00%, 4/01/41	350,000	338,608
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Rogers Memorial Hospital, Inc., 5.00%, 7/01/25	385,000	385,579
		7,926,655
	Par	Value
Wyoming – 0.1%
Sublette County Hospital District Revenue Bonds, Series A, Hospital Construction Project, 5.00%, 6/15/26	$500,000	$ 496,145
Total Municipal Bonds (Cost $297,767,018)		284,397,848

	Par/Number of Shares
Short-Term Investments – 14.0%
Money Market Fund – 2.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(i)	6,673,285	6,673,285
Municipal – 12.0%
Albuquerque Municipal School District No. 12 GO Unlimited Bonds, (State Aid Withholding), 5.00%, 8/01/24(g)	1,000,000	1,002,578

Atlantic City Board of Education GO Unlimited Refunding Bonds (AGM School Board Resource Fund Insured), 4.00%, 4/01/25	350,000	350,852

Capital Trust Agency Sustainability Revenue Bonds, The Marie, 4.00%, 6/15/24(d)	105,000	104,851

Cass County Joint Water Resource District GO Unlimited Bonds, Series A, 0.48%, 5/01/24	600,000	600,000

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Refunding Bonds, 3.60%, 5/01/24(a)(c)(j)	2,500,000	2,500,000

Clayton Town NANS, Series B, 2.00%, 6/01/24	100,000	99,591

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured), 5.00%, 3/15/25	485,000	488,227

Colorado State Bridge Enterprise Revenue Bonds (AMT), Central 70 Project, 4.00%, 12/31/24	630,000	627,514

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal (Continued)

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-1, 5.00%, 1/01/25(a)(b)(c)	500,000	$ 501,857

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford, 5.00%, 7/01/24	240,000	239,633

Connecticut State HFA Mortgage Finance Program Variable Revenue Bonds, Series A-4, Social Bonds, (SIFMA Municipal Swap Index Yield + 0.30%), 3.95%, 11/15/24(a)(c)	140,000	139,726

Denver City & County Airport Revenue Refunding Bonds, Series D (AMT), 5.00%, 11/15/24	500,000	502,669

East Baton Rouge Parish Sewerage Commission Revenue Refunding Bonds, Series A, 5.00%, 2/01/25	475,000	479,853

East Providence GO Unlimited TANS, 4.00%, 7/31/24	1,400,000	1,399,737

Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., Prerefunded, 5.00%, 10/01/24(f)	150,000	153,537

Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan Project, 1.15%, 6/01/24(a)(b)(c)	250,000	249,279

Fort Bend Independent School District Variable GO Unlimited Bonds, Series B (PSF, Gtd), 3.65%, 8/01/24(a)(b)(c)	500,000	498,928

Glendale IDA Revenue Refunding Bonds, Midwestern University, 5.00%, 5/15/24	250,000	250,077

Hamden GO Unlimited Refunding Bonds, Series A (BAM Insured), 5.00%, 8/01/24	500,000	500,891
	Par/Number of Shares	Value
Municipal (Continued)

Harris County Health Facilities Development Corp., Variable Revenue Refunding Bonds, Methodist Hospital System, 3.70%, 5/01/24(a)(c)(j)	400,000	$ 400,000

Kentucky State Economic Development Finance Authority Health System Revenue Bonds, Norton Healthcare, Inc., Series B (NATL Insured), 0.00%, 10/01/24(e)	280,000	274,473

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/01/25(a)(b)(c)	650,000	649,752

Kentucky State University COPS, Kentucky State University Project (BAM Insured), 5.00%, 11/01/24	230,000	231,123

Lancaster Port Authority Gas Revenue Refunding Bonds, Series A, 5.00%, 2/01/25(a)(b)(c)	225,000	226,623

Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 4.23%, 11/01/24(a)(c)	395,000	394,255

Long Island Power Authority Electric System Variable Revenue Bonds, Series B, 1.65%, 9/01/24(a)(b)(c)	1,650,000	1,632,075

Lowville GO Limited BANS, Series A, 4.63%, 8/22/24	465,000	464,576

Main Street Natural Gas, Inc., Gas Supply Variable Revenue Bonds, Series B, 4.00%, 12/02/24(a)(b)(c)	100,000	100,013

Maine State Finance Authority Student Loan Revenue Refunding Bonds (AMT) (AGM Insured), 5.00%, 12/01/24	500,000	502,124

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal (Continued)

Maryland State Community Development Administration Housing Revenue Bonds, Series I, Rosemont L.P., 4.38%, 1/01/25(d)	1,000,000	$ 995,728

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System, 5.00%, 7/01/24	350,000	350,286

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Museum of Fine Arts Issue, Series A-1, 3.81%, 5/01/24(a)(c)(j)	4,000,000	4,000,000

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 3.00%, 10/01/24	110,000	108,926

Miami-Dade County COPS, Series A, Prerefunded, 5.00%, 5/01/24(b)(c)(f)	515,000	515,000

Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Consumers Energy Co., 1.80%, 10/01/24(a)(b)(c)	500,000	493,868

Milwaukee Refunding GO Unlimited Bonds, Promissory Notes, Series N3 (AGM Insured), 5.00%, 4/01/25	1,000,000	1,010,803

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Bethesda Health Group, Inc., 4.00%, 8/01/24	320,000	318,582

Monroe School District GO Unlimited Refunding Bonds (AGM Insured), 5.00%, 3/01/25	300,000	303,096
	Par/Number of Shares	Value
Municipal (Continued)

MTA, New York Transportation Variable Revenue Refunding Bonds, Subseries G-3, (SIFMA Municipal Swap Index Yield + 0.43%), 4.08%, 2/01/25(a)(c)	1,000,000	$996,268

Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Adventist Health System, 5.00%, 3/01/25(a)(b)(c)	500,000	500,791

Neshannock Township School District GO Limited Refunding Bonds, Series B (State Aid Withholding), 2.00%, 9/01/24	190,000	187,988

New Jersey State Higher Education Assistance Authority Student Loan Revenue Bonds, Series B (AMT), 5.00%, 12/01/24	570,000	573,367

New Jersey Transportation Trust Fund Authority Revenue Refunding Bonds, Series AA, 5.00%, 6/15/24	600,000	600,535

New Orleans Sewarage Service Revenue Refunding Bonds, 5.00%, 6/01/24	500,000	500,310

New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Northwell Health Obligated Group, 5.00%, 5/01/24(a)(b)(c)	250,000	250,000

Newark GO Limited BANS, 4.50%, 3/20/25	500,000	500,459

North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University, 4.00%, 5/01/24	240,000	240,000

North Carolina State Housing Finance Agency MFH Variable Revenue Bonds, Wind Creek Senior Living, 4.50%, 6/01/24(k)	481,000	480,889

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal (Continued)

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, 4.00%, 1/01/25	250,000	$248,197

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, Prerefunded, 5.00%, 9/01/24(f)	155,000	155,527

Northside Texas Independent School District GO Unlimited Refunding Bonds (PSF, Gtd), 1.60%, 8/01/24(a)(b)(c)	335,000	333,048

Ohio State Air Quality Development Authority Revenue Refunding Bonds (AMT), American Electric Power Company Project, 2.10%, 10/01/24(a)(b)(c)	500,000	491,914

Oil City GO Unlimited Bonds, Series A (AGM Insured), 4.00%, 12/01/24	150,000	150,092

Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/01/24	590,000	589,228

Park Falls NANS, Series B, 3.00%, 3/01/25	975,000	960,247

Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1, 5.00%, 4/15/25	200,000	202,493

Pima County IDA Education Revenue Refunding Bonds, Series A, 4.00%, 12/15/24(d)	140,000	139,500

Poughkeepsie City GO Limited Refunding Bonds, 4.00%, 4/15/25	440,000	435,881

Providence GO Unlimited Refunding Bonds, Series A, 5.00%, 1/15/25	400,000	402,740
	Par/Number of Shares	Value
Municipal (Continued)

Puerto Rico Commonwealth Restructured GO Unlimited CABS, Series A, 0.00%, 7/01/24(e)	8,821	$ 8,755

Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project, 5.00%, 5/15/24	110,000	109,996

Sales Tax Securitization Corp. Second Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/25	815,000	821,441

San Antonio Water Junior Lien Variable Revenue Bonds, Series A, Prerefunded, 2.63%, 5/01/24(b)(c)(f)	780,000	780,000

San Antonio Water Junior Lien Variable Revenue Bonds, Series A, Unrefunded Balance, 2.63%, 5/01/24(b)(c)	345,000	345,000

South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Anmed Health Project, 5.00%, 2/01/25	1,000,000	1,006,781

Tennergy Corp., Gas Revenue Bonds, Series A, 5.00%, 10/01/24(a)(b)(c)	500,000	502,018

Village Community Development District No. 13 Special Assessment Bonds, Limited Offering, 2.63%, 5/01/24	125,000	125,000

West Cornwall Township Municipal Authority Healthcare Facilities Revenue Refunding Bonds, Lebanon Valley Brethren Home Project, 4.00%, 11/15/24	115,000	114,433

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Fort Healthcare, Inc., 5.00%, 5/01/24(f)	350,000	350,000

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B5, 5.00%, 12/03/24(a)(b)(c)	855,000	858,836

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal (Continued)

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora Health Credit Group, 5.00%, 1/29/25(a)(b)(c)	500,000	$ 504,411

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Series B, Medical College of Wisconsin (TD Bank LOC), 3.75%, 5/01/24(a)(c)(j)	1,100,000	1,100,000
		39,227,248
Total Short-Term Investments (Cost $46,153,335)		45,900,533
Total Investments – 100.6% (Cost $343,920,353)		330,298,381
Liabilities less Other Assets – (0.6)%		(1,837,930)
NET ASSETS – 100.0%		$328,460,451
Percentages shown are based on Net Assets.

(a)	Maturity date represents the puttable date.
(b)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(c)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $11,034,900 or 3.36% of net assets.
(e)	Zero coupon bond.
(f)	Maturity date represents the prerefunded date.
(g)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2024.
(h)	Amount rounds to less than 0.05%.
(i)	7-day current yield as of April 30, 2024 is disclosed.
(j)	Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(k)	Security has converted to a fixed rate as of June 1, 2023, and will continue at a fixed rate going forward.

Abbreviations:

AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Administration
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	Government Obligation
Gtd	Guaranteed
HDA	Housing Development Authority
HFA	Housing Finance Authority
HHDC	Hispanic Housing Development Corporation
IBC	Insured Bond Certificates
IDA	Industrial Development Association
L.P.	Limited Partnership
LLC	Limited Liability Company
LOC	Letter of Credit
MFH	Multifamily Housing
MTA	Metropolitan Transportation Authority
NATL	National Interstate Insurance
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
Q-SBLF	Qualified School Band Loan Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SonyMA	State of New York Mortgage Agency
TANS	Tax Anticipation Notes
TCRS	Transferable Custodial Receipts
TRB	Tax Revenue Bonds
Municipal Issue Type (%)(a),(b)
Revenue Bonds	81.2
General Obligation Unlimited Bonds	11.0
Certificates of Participation	2.1
General Obligation Limited Bonds	1.9
Special Tax Bonds	0.5
Tax Allocation Bonds	0.4
General Obligation Unlimited Notes	0.4
Revenue Notes	0.4
Special Assessment Bonds	0.3
General Obligation Limited Notes	0.3
Total	98.5

(a)Percentages shown are based on Net Assets.
(b)Excludes Short-Term Money Market Fund Investments and Other.
Sector Diversification (%)(a)
General	16.8
Medical	15.8
Transportation	9.3
General Obligation	8.9
Airport	8.4
Development	6.1
Higher Education	5.6
School District	5.0
All other sectors less than 5%(b)	24.1
Total	100.0

(a)Percentages shown are based on Net Assets.
(b)Includes Other.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Municipal Bonds	$ —	$284,397,848	$—	$284,397,848
Short-Term Investments	6,673,285	39,227,248	—	45,900,533
Total Investments	$6,673,285	$323,625,096	$—	$330,298,381
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Defensive Bond Fund
	Par	Value
Asset-Backed Securities – 20.5%
Banking – 0.3%
Chase Issuance Trust, Series 2023-A2, Class A, 5.08%, 9/15/30	$409,000	$ 408,527
Consumer Services – 0.9%
Avis Budget Rental Car Funding AESOP LLC,
Series 2023-4A, Class A, 5.49%, 6/20/29(a)	300,000	296,991
Series 2023-6A, Class A, 5.81%, 12/20/29(a)	423,000	423,223
Series 2023-8A, Class A, 6.02%, 2/20/30(a)	306,000	309,039
Series 2024-1A, Class A, 5.36%, 6/20/30(a)	125,000	122,923
		1,152,176
Other – 18.9%
ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class B, 4.94%, 12/20/30(a)	737,239	699,697
ABPCI Direct Lending Fund ABS II LLC,
Series 2022-2A, Class A1, (3M CME Term SOFR + 2.10%, 2.10% Floor), 7.42%, 3/01/32(a)(b)	223,142	218,179
Series 2022-2A, Class C, 8.24%, 3/01/32(a)	931,420	856,533

ABPCI Direct Lending Fund CLO II LLC, Series 2017-1A, Class ER, (3M CME Term SOFR + 7.86%, 7.60% Floor), 13.19%, 4/20/32(a)(b)	746,000	725,748
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M CME Term SOFR + 2.21%, 1.95% Floor), 7.54%, 1/20/32(a)(b)	245,253	244,989
American Express Credit Account Master Trust,
Series 2023-4, Class A, 5.15%, 9/15/30	667,000	666,055
Series 2024-2, Class A, 5.24%, 4/15/31	390,000	390,863

Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class A, 5.23%, 12/20/30(a)	467,000	457,662
CARS-DB4 L.P., Series 2020-1A, Class A1, 2.69%, 2/15/50(a)	143,664	139,673
	Par	Value
Other (Continued)

Cerberus Loan Funding XL LLC, Series 2023-1A, Class A, (3M CME Term SOFR + 2.40%, 2.40% Floor), 7.73%, 3/22/35(a)(b)	$250,000	$252,491
Cerberus Loan Funding XLI LLC, Series 2023-2A, Class A1, (3M CME Term SOFR + 2.55%, 2.55% Floor), 7.88%, 7/15/35(a)(b)	419,000	421,836
Cerberus Loan Funding XLIII LLC, Series 2023-4A, Class A, (3M CME Term SOFR + 2.43%, 2.43% Floor), 7.75%, 10/15/35(a)(b)	451,000	455,801
Cerberus Loan Funding XXVIII L.P., Series 2020-1A, Class D, (3M CME Term SOFR + 5.56%, 5.30% Floor), 10.89%, 10/15/31(a)(b)	764,000	772,109
Chase Issuance Trust, Series 2024-A2, Class A, 4.63%, 1/15/31	559,000	546,060
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	863,040	764,486
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(a)	412,000	373,650
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, 4/15/49(a)	104,000	92,374
Diamond Issuer LLC, Series 2021-1A, Class C, 3.79%, 11/20/51(a)	282,000	234,942
Elm Trust,
Series 2020-3A, Class A2, 2.95%, 8/20/29(a)	48,146	46,085
Series 2020-3A, Class B, 4.48%, 8/20/29(a)	155,965	146,869
Series 2020-4A, Class A2, 2.29%, 10/20/29(a)	51,684	49,082
Series 2020-4A, Class B, 3.87%, 10/20/29(a)	184,068	170,693

FCI Funding LLC, Series 2021-1A, Class A, 1.13%, 4/15/33(a)	10,925	10,880

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A, 4.06%, 11/15/30	$696,000	$659,363
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Class A1TR, (3M CME Term SOFR + 1.81%, 1.55% Floor), 7.14%, 10/15/33(a)(b)	954,000	956,414
GM Financial Revolving Receivables Trust,
Series 2023-1, Class A, 5.12%, 4/11/35(a)	437,000	432,319
Series 2023-2, Class A, 5.77%, 8/11/36(a)	109,000	110,461
Series 2024-1, Class A, 4.98%, 12/11/36(a)	527,000	518,064
GMF Floorplan Owner Revolving Trust,
Series 2023-2, Class A, 5.34%, 6/15/30(a)	165,000	164,022
Series 2024-2A, Class A, 5.06%, 3/15/31(a)	239,000	235,362
Golub Capital Partners ABS Funding Ltd.,
Series 2020-1A, Class A2, 3.21%, 1/22/29(a)	408,918	387,424
Series 2020-1A, Class B, 4.50%, 1/22/29(a)	281,189	262,023
Series 2021-1A, Class A2, 2.77%, 4/20/29(a)	138,939	131,082
Series 2021-1A, Class B, 3.82%, 4/20/29(a)	369,697	344,565
Series 2021-2A, Class A, 2.94%, 10/19/29(a)	787,270	726,247
Series 2021-2A, Class B, 3.99%, 10/19/29(a)	915,845	790,398

Golub Capital Partners Clo 46M Ltd., Series 2019-46A, Class A1R, (3M CME Term SOFR + 1.81%, 1.81% Floor), 7.13%, 4/20/37(a)(b)	343,000	342,996
Golub Capital Partners CLO Ltd., Series 2018-38A, Class C, (3M CME Term SOFR + 3.06%, 2.80% Floor), 8.39%, 7/20/30(a)(b)	507,000	500,327
Helios Issuer LLC, Series 2023-GRID1, Class 1A, 5.75%, 12/20/50(a)	97,127	97,063
	Par	Value
Other (Continued)

Hertz Vehicle Financing III LLC, Series 2023-4A, Class A, 6.15%, 3/25/30(a)	$285,000	$286,180
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.69%, 5/20/53(a)	115,000	111,099
Ivy Hill Middle Market Credit Fund XVIII Ltd., Series 18A, Class E, (3M CME Term SOFR + 8.01%, 7.75% Floor), 13.34%, 4/22/33(a)(b)	970,000	922,245
Lake Shore MM CLO III LLC, Series 2019-2A, Class A2R, 2.52%, 10/17/31(a)	71,589	69,283
M&T Equipment, Series 2023-1A, Class A4, 5.75%, 7/15/30(a)	100,000	99,136
MMAF Equipment Finance LLC,
Series 2020-A, Class A5, 1.56%, 10/09/42(a)	100,000	88,179
Series 2024-A, Class A4, 5.10%, 7/13/49(a)	132,000	129,512
Monroe Capital ABS Funding Ltd.,
Series 2021-1A, Class A2, 2.82%, 4/22/31(a)	340,829	322,460
Series 2021-1A, Class B, 3.91%, 4/22/31(a)	205,974	196,360

PRET LLC, Series 2021-NPL5, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/51(a)(c)	652,701	630,947
Pretium Mortgage Credit Partners I LLC,
Series 2021-NPL2, Class A1, (Step to 3.57% on 7/27/24), 1.99%, 6/27/60(a)(c)	277,056	265,136
Series 2021-NPL4, Class A1, (Step to 3.32% on 11/27/24), 2.36%, 10/27/60(a)(c)	507,269	489,039
Progress Residential Trust,
Series 2021-SFR11, Class A, 2.28%, 1/17/39(a)	121,494	104,849
Series 2021-SFR7, Class A, 1.69%, 8/17/40(a)	112,794	95,860

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)
Progress Residential Trust,
Series 2023-SFR2, Class A, 4.50%, 10/17/28(a)	$ 246,000	$ 234,897
PRPM LLC,
Series 2021-10, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/26(a)(c)	287,533	278,708
Series 2021-11, Class A1, (Step to 5.49% on 12/25/24), 2.49%, 11/25/26(a)(c)	318,141	308,577
Series 2021-9, Class A1, (Step to 5.36% on 11/25/24), 2.36%, 10/25/26(a)(c)	281,339	271,216

SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(a)	211,128	192,155
TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32(a)	14,328	14,283
VCAT LLC, Series 2021-NPL1, Class A1, (Step to 6.29% on 1/25/25), 5.29%, 12/26/50(a)(c)	22,780	22,550
VCP CLO II Ltd., Series 2021-2A, Class E, (3M CME Term SOFR + 8.67%), 14.00%, 4/15/31(a)(b)	1,119,000	1,118,841
VCP RRL ABS I Ltd.,
Series 2021-1A, Class A, 2.15%, 10/20/31(a)	271,064	255,470
Series 2021-1A, Class B, 2.85%, 10/20/31(a)	242,334	222,481
Verizon Master Trust,
Series 2023-3, Class A, 4.73%, 4/21/31(a)	526,000	515,413
Series 2023-6, Class A, 5.35%, 9/22/31(a)	689,000	690,640
Series 2024-2, Class A, 4.83%, 12/22/31(a)	715,000	697,671

VOLT C LLC, Series 2021-NPL9, Class A1, (Step to 5.99% on 5/25/25), 4.99%, 5/25/51(a)(c)	156,897	150,756
VOLT XCIV LLC, Series 2021-NPL3, Class A1, (Step to 6.24% on 2/25/25), 5.24%, 2/27/51(a)(c)	187,825	184,173
	Par	Value
Other (Continued)

VOLT XCV LLC, Series 2021-NPL4, Class A1, (Step to 6.24% on 3/25/25), 5.24%, 3/27/51(a)(c)	$179,702	$ 176,423
WEPCO Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	81,676	68,631
		24,608,057
Specialty Finance – 0.4%
Mercedes-Benz Auto Receivables Trust, Series 2024-1, Class A4, 4.79%, 7/15/31	100,000	98,203
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 6/25/36(a)	387,000	380,723
		478,926
Total Asset-Backed Securities (Cost $27,496,778)		26,647,686

	Number of Shares
Common Stocks – 1.0%
Real Estate Services – 0.2%
Copper Property CTL Pass Through Trust(d)	25,536	248,976
Telecommunications – 0.0%(e)
Windstream Corp.(f)*	3,665	34,818
Transportation & Logistics – 0.8%
PHI Group, Inc.(d)	44,387	1,067,507
Total Common Stocks (Cost $1,040,620)		1,351,301

	Par
Corporate Bonds – 4.3%
Asset Management – 1.0%
Ares Capital Corp., 2.88%, 6/15/28(g)	$398,000	349,641
Blue Owl Credit Income Corp., 7.95%, 6/13/28(a)	468,000	479,385
HPS Corporate Lending Fund, 6.75%, 1/30/29(a)	207,000	204,176
Oaktree Strategic Credit Fund, 8.40%, 11/14/28(a)	313,000	326,829
		1,360,031

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Commercial Support Services – 0.1%
VT Topco, Inc., 8.50%, 8/15/30(a)	$100,000	$ 103,504
Electric Utilities – 0.9%
Consumers 2023 Securitization Funding LLC, 5.21%, 9/01/30	197,000	195,422
DTE Electric Securitization Funding II LLC, 5.97%, 3/01/32	261,000	265,935
PG&E Recovery Funding LLC, 5.05%, 7/15/32	311,232	305,841
Virginia Power Fuel Securitization LLC, 4.88%, 5/01/31	387,000	378,486
		1,145,684
Gas & Water Utilities – 0.3%
Kansas Gas Service Securitization I LLC, 5.49%, 8/01/32	410,978	411,798
Health Care Facilities & Services – 0.3%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(a)	359,000	377,888
Real Estate Investment Trusts – 0.7%
American Tower Trust #1, 5.49%, 3/15/28(a)	685,000	681,937
SBA Tower Trust,
1.63%, 11/15/26(a)	117,000	104,105
2.33%, 1/15/28(a)	151,000	133,168
		919,210
Specialty Finance – 0.5%
Midcap Financial Issuer Trust, 6.50%, 5/01/28(a)	761,000	688,275
Telecommunications – 0.5%
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	381,000	330,148
Frontier Communications Holdings LLC,
5.88%, 10/15/27(a)	137,000	131,405
6.00%, 1/15/30(a)	214,000	178,314
		639,867
Total Corporate Bonds (Cost $5,747,118)		5,646,257
	Par	Value

Foreign Issuer Bonds – 0.1%
Ireland – 0.1%
Cimpress PLC, 7.00%, 6/15/26	$175,000	$ 173,645
Total Foreign Issuer Bonds (Cost $163,686)		173,645

Mortgage-Backed Securities – 18.8%
Commercial Mortgage-Backed Securities – 2.2%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.76%, 5/15/53(a)	540,000	463,293
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class E, (1M CME Term SOFR + 2.11%, 2.00% Floor), 7.44%, 9/15/36(a)(b)	242,000	237,869
Series 2021-VOLT, Class F, (1M CME Term SOFR + 2.51%, 2.40% Floor), 7.84%, 9/15/36(a)(b)	370,000	366,300

BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	418,000	364,206
Hawaii Hotel Trust, Series 2019-MAUI, Class C, (1M CME Term SOFR + 1.70%, 1.65% Floor), 7.02%, 5/15/38(a)(b)	616,000	611,380
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, 9/10/39(a)	407,000	355,829
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41(a)	455,000	363,408
VMC Finance LLC, Series 2021-HT1, Class A, (1M CME Term SOFR + 1.76%, 1.65% Floor), 7.08%, 1/18/37(a)(b)	103,530	102,250
		2,864,535
Federal Home Loan Mortgage Corporation – 9.5%
Multifamily Structured Pass Through Certificates,
Series K077, Class A2, 3.85%, 5/25/28	100,000	95,460
Series K079, Class A2, 3.93%, 6/25/28	273,000	260,113
Series K080, Class A2, 3.93%, 7/25/28	219,000	209,090

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Federal Home Loan Mortgage Corporation (Continued)
Multifamily Structured Pass Through Certificates,
Series K081, Class A2, 3.90%, 8/25/28	$556,000	$529,858
Series K082, Class A2, 3.92%, 9/25/28	413,000	392,719
Series K083, Class A2, 4.05%, 9/25/28	209,000	200,254
Series K084, Class A2, 3.78%, 10/25/28	489,000	462,933
Series K085, Class A2, 4.06%, 10/25/28	244,000	233,623
Series K088, Class A2, 3.69%, 1/25/29	100,000	94,141
Series K089, Class A2, 3.56%, 1/25/29	239,000	223,679
Series K090, Class A2, 3.42%, 2/25/29	365,000	339,266
Series K091, Class A2, 3.51%, 3/25/29	215,000	200,530
Series K092, Class A2, 3.30%, 4/25/29	100,000	92,274
Series K093, Class A2, 2.98%, 5/25/29	100,000	90,954
Series K094, Class A2, 2.90%, 6/25/29	532,000	479,789
Series K095, Class A2, 2.79%, 6/25/29	725,000	650,760
Series K096, Class A2, 2.52%, 7/25/29	774,000	684,221
Series K097, Class A2, 2.51%, 7/25/29	359,000	316,626
Series K099, Class A2, 2.60%, 9/25/29	100,000	88,407
Series K102, Class A2, 2.54%, 10/25/29	271,000	238,420
Series K103, Class A2, 2.65%, 11/25/29	382,000	337,232
Series K104, Class A2, 2.25%, 1/25/30	100,000	86,190
Series K105, Class A2, 1.87%, 1/25/30	100,000	84,164
Series K107, Class A2, 1.64%, 1/25/30	100,000	83,150
Series K108, Class A2, 1.52%, 3/25/30	100,000	82,231
Series K109, Class A2, 1.56%, 4/25/30	151,000	123,918
Series K114, Class A2, 1.37%, 6/25/30	100,000	80,427
Series K117, Class A2, 1.41%, 8/25/30	493,000	395,881
Series K751, Class A2, 4.41%, 3/25/30	504,000	485,695
	Par	Value
Federal Home Loan Mortgage Corporation (Continued)
Multifamily Structured Pass Through Certificates,
Series K754, Class A2, 4.94%, 11/25/30	$ 405,000	$ 399,615
Pool,
1.50%, 11/01/35 - 1/01/42	2,999,914	2,448,450
1.00%, 7/01/36	74,490	61,356
4.00%, 10/01/40 - 11/01/40	200,159	183,845
2.00%, 12/01/40 - 8/01/42	708,167	574,543
(2.13% - 30D Average SOFR, 2.13% Floor, 6.68% Cap), 1.68%, 9/01/51(b)	84,613	71,339
(30D Average SOFR + 2.13%, 2.13% Floor, 7.57% Cap), 2.57%, 3/01/52(b)	112,805	98,015
(30D Average SOFR + 2.14%, 2.14% Floor, 7.55% Cap), 2.55%, 5/01/52(b)	72,183	62,734
(2.18% - 30D Average SOFR, 2.18% Floor, 7.16% Cap), 2.16%, 7/01/52 - 5/01/53(b)	816,124	696,981
(30D Average SOFR + 2.22%, 2.22% Floor, 8.40% Cap), 3.40%, 11/01/52(b)	97,176	87,718

Real Estate Mortgage Investment Conduits, Series 4162, Class P, 3.00%, 2/15/33	94,248	89,887
		12,416,488
Federal National Mortgage Association – 5.6%
Interest Strip, Series 284, Class 1, 0.00%, 7/25/27(h)	38,644	35,976
Pool,
1.50%, 12/01/35 - 11/01/41	3,777,714	3,092,985
1.00%, 4/01/36 - 3/01/37	2,282,639	1,875,030
2.00%, 11/01/40 - 8/01/42	874,574	708,645
2.50%, 5/01/41	142,751	118,893
3.50%, 4/01/44	293,937	262,269
4.00%, 6/01/45 - 3/01/48	756,632	694,971
(2.08% - 30D Average SOFR, 2.08% Floor, 6.97% Cap), 1.97%, 8/01/51(b)	226,412	194,211

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Federal National Mortgage Association (Continued)
Pool,
(2.33% - 30D Average SOFR, 2.33% Floor, 6.89% Cap), 1.89%, 4/01/52(b)	$ 202,546	$ 172,402

Real Estate Mortgage Investment Conduits, Series 2012-144, Class PD, 3.50%, 4/25/42	79,742	75,597
		7,230,979
Government National Mortgage Association – 0.3%
Series 2012-150, Class IO, 0.44%, 11/16/52(i)(j)	638,523	5,706
Series 2015-108, Class IO, 0.34%, 10/16/56(i)(j)	39,583	534
Series 2015-7, Class IO, 0.45%, 1/16/57(i)(j)	1,470,567	33,412
Series 2020-42, Class IO, 0.94%, 3/16/62(i)(j)	1,395,783	90,169
Series 2020-43, Class IO, 1.26%, 11/16/61(i)(j)	944,341	69,936
Series 2020-71, Class IO, 1.10%, 1/16/62(i)(j)	1,205,560	86,148
Series 2020-75, Class IO, 0.87%, 2/16/62(i)(j)	2,225,326	134,908
		420,813
Whole Loan – 1.2%
GS Mortgage-Backed Securities Trust,
Series 2021-PJ6, Class A8, 2.50%, 11/25/51(a)(j)	106,615	90,696
Series 2021-PJ7, Class A8, 2.50%, 1/25/52(a)(j)	153,475	130,420
Series 2022-PJ2, Class A24, 3.00%, 6/25/52(a)(j)	128,031	111,136
Series 2022-PJ5, Class A22, 2.50%, 10/25/52(a)(j)	542,835	460,848

J.P. Morgan Mortgage Trust, Series 2021-15,Class A4, 2.50%, 6/25/52(a)(j)	78,520	66,520
JP Morgan Mortgage Trust,
Series 2021-13, Class A4, 2.50%, 4/25/52(a)(j)	123,175	105,042
Series 2022-3, Class A4A, 2.50%, 8/25/52(a)(j)	81,365	68,491
Series 2024-3, Class A4, 3.00%, 5/25/54(a)	271,392	232,965
	Par	Value
Whole Loan (Continued)

PRET Trust, Series 2024-RPL1, Class A1, 3.90%, 10/25/63(a)(j)	$ 97,699	$ 89,972
Towd Point Mortgage Trust,
Series 2020-4, Class A1, 1.75%, 10/25/60(a)	63,159	54,801
Series 2023-1, Class A1, 3.75%, 1/25/63(a)	172,640	158,665
		1,569,556
Total Mortgage-Backed Securities (Cost $25,586,309)		24,502,371

Municipal Bonds – 0.1%
Texas – 0.1%
Texas Natural Gas Securitization Finance Corp., Taxable Customer Rate Relief Revenue Bonds, 5.10%, 4/01/35	97,004	95,979
Total Municipal Bonds (Cost $97,004)		95,979

Term Loans – 0.7%(b)
Retail - Discretionary – 0.0%(e)
J.C. Penney Corp., Inc., Term Loan(d)(f)(k)	228,931	23
Software – 0.2%
Polaris Newco LLC, Dollar Term Loan, (3M USD CME Term SOFR + 4.00%, 0.50% Floor), 9.59%, 6/02/28(d)	321,750	319,565
Telecommunications – 0.5%
Frontier Communications Corp., Term Loan B, (1M USD CME Term SOFR + 3.75%, 0.75% Floor), 9.18%, 10/08/27(d)	358,900	357,490
Windstream Services II LLC, Initial Term Loan, (1M USD CME Term SOFR + 6.25%, 1.00% Floor), 11.67%, 9/21/27(d)	303,998	302,606
		660,096
Total Term Loans (Cost $974,249)		979,684

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
U.S. Government Obligations – 3.7%
U.S. Treasury Notes – 3.7%
4.00%, 1/31/29	$ 983,000	$ 952,473
4.25%, 2/28/29	1,011,000	990,385
4.13%, 3/31/29(g)	2,006,000	1,953,656
4.63%, 9/30/30	883,000	878,551
Total U.S. Government Obligations (Cost $4,825,280)		4,775,065

	Number of Shares
Investment Companies – 38.7%
Schwab Short-Term U.S. Treasury ETF	995,766	47,647,403
Vanguard Short-Term Inflation-Protected Securities ETF	56,437	2,697,689
Total Investment Companies (Cost $52,175,821)		50,345,092

	Par/Number of Shares	Value
Short-Term Investments – 11.7%
Money Market Fund – 10.6%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(l)	13,763,601	$ 13,763,601
U.S. Treasury Bills – 1.1%
U.S. Treasury Bill, 4.59%, 5/02/24(m)	1,418,000	1,417,791
Total Short-Term Investments (Cost $15,181,394)		15,181,392
Total Investments – 99.6% (Cost $133,288,259)		129,698,472
Other Assets less Liabilities – 0.4%		465,186
NET ASSETS – 100.0%		$130,163,658

Percentages shown are based on Net Assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $31,983,209 or 24.57% of net assets.
(b)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(c)	Step coupon bond. Rate as of April 30, 2024 is disclosed.
(d)	Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At April 30, 2024, the value of restricted securities (excluding 144A issues) amounted to $2,296,167 or 1.76% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Copper Property CTL Pass Through Trust	11/27/18-2/12/21	$499,686
Frontier Communications Corp., Term Loan B, 9.18%, 10/08/27	4/09/21	355,307
J.C. Penney Corp., Inc., Term Loan	2/12/21-4/29/22	—
PHI Group, Inc.	8/19/19	363,029
Polaris Newco LLC, Dollar Term Loan, 9.59%, 6/02/28	6/03/21-12/02/21	320,709
Windstream Services II LLC, Initial Term Loan, 11.67%, 9/21/27	8/11/20	291,838

(e)	Amount rounds to less than 0.05%.
(f)	Investment is valued using significant unobservable inputs (Level 3).
(g)	Security either partially or fully on loan. (See Note 7).
(h)	Zero coupon bond.
(i)	Security is an Interest Only Strip.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2024 is disclosed.
(k)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(l)	7-day current yield as of April 30, 2024 is disclosed.
(m)	Discount rate at the time of purchase.
*	Non-Income Producing Security

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
Abbreviations:

1M	1 Month
3M	3 Month
30D	30 Day
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
ETF	Exchange-Traded Fund
IO	Interest Only
L.P.	Limited Partnership
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	United States Secured Overnight Financing Rate
Strip	Separate Trading of Registered Interest and Principal
USD	United States Dollar
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$26,647,686	$ —	$ 26,647,686
Common Stocks	1,067,507	248,976	34,818	1,351,301
Corporate Bonds	—	5,646,257	—	5,646,257
Foreign Issuer Bonds	—	173,645	—	173,645
Mortgage-Backed Securities	—	24,502,371	—	24,502,371
Municipal Bonds	—	95,979	—	95,979
Term Loans	—	979,661	23	979,684
U.S. Government Obligations	—	4,775,065	—	4,775,065
Investment Companies	50,345,092	—	—	50,345,092
Short-Term Investments	13,763,601	1,417,791	—	15,181,392
Total Investments	$65,176,200	$64,487,431	$34,841	$129,698,472
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Multisector Bond Fund
	Par (a)	Value
Asset-Backed Securities – 0.3%
Other – 0.3%
Clover CLO LLC, Series 2021-2A, Class E, (3M CME Term SOFR + 6.76%, 6.50% Floor), 12.09%, 7/20/34(b)(c)	$250,000	$251,283
Pikes Peak CLO 4, Series 2019-4A, Class ER, (3M CME Term SOFR + 6.87%, 6.61% Floor), 12.20%, 7/15/34(b)(c)	250,000	247,375
Total Asset-Backed Securities (Cost $497,800)		498,658

	Number of Shares
Common Stocks – 0.2%
Aerospace & Defense – 0.0%(d)
Lockheed Martin Corp.	127	59,046
Biotechnology & Pharmaceuticals – 0.0%(d)
AbbVie, Inc.	287	46,678
Cable & Satellite – 0.0%(d)
Altice USA, Inc., Class A*	16,055	30,986
Engineering & Construction – 0.0%(d)
Mcdermott International Ltd.*	1,932	444
Entertainment Content – 0.1%
Paramount Global, Class B	11,364	129,436
Health Care Facilities & Services – 0.1%
Elevance Health, Inc.	113	59,730
Oil & Gas Producers – 0.0%(d)
Battalion Oil Corp.*	363	1,862
Technology Services – 0.0%(d)
Clarivate PLC*	78	527
Total Common Stocks (Cost $632,705)		328,709

Par (a)
Convertible Bonds – 1.6%
Aerospace & Defense – 0.0%(d)
Axon Enterprise, Inc., 0.50%, 12/15/27	$35,000	50,942
	Par (a)	Value
Biotechnology & Pharmaceuticals – 0.2%
BioMarin Pharmaceutical, Inc., 1.25%, 5/15/27	$ 335,000	$326,457
Cable & Satellite – 0.5%
DISH Network Corp.,
0.00%, 12/15/25(e)	240,000	174,600
3.38%, 8/15/26	1,185,000	722,848

Liberty Media Corp., 3.75%, 3/15/28	10,000	10,740
		908,188
Electric Utilities – 0.1%
Evergy, Inc., 4.50%, 12/15/27(b)	30,000	30,004
NRG Energy, Inc., 2.75%, 6/01/48	20,000	35,800
PG&E Corp., 4.25%, 12/01/27(b)	40,000	40,060
		105,864
Internet Media & Services – 0.1%
Booking Holdings, Inc., 0.75%, 5/01/25	45,000	82,548
Uber Technologies, Inc., 0.88%, 12/01/28(b)	20,000	22,420
Zillow Group, Inc., 1.38%, 9/01/26	70,000	80,430
		185,398
Leisure Facilities & Services – 0.2%
Carnival Corp., 5.75%, 12/01/27	165,000	231,825
Royal Caribbean Cruises Ltd., 6.00%, 8/15/25	10,000	28,500
		260,325
Machinery – 0.0%(d)
Middleby (The) Corp., 1.00%, 9/01/25	30,000	35,147
Medical Equipment & Devices – 0.0%(d)
Insulet Corp., 0.38%, 9/01/26	35,000	35,957
Oil & Gas Producers – 0.0%(d)
Pioneer Natural Resources Co., 0.25%, 5/15/25	20,000	58,620
Publishing & Broadcasting – 0.0%(d)
Liberty Media Corp.-Liberty Formula One, 2.25%, 8/15/27	30,000	31,127

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Real Estate Owners & Developers – 0.0%(d)
Sunac China Holdings Ltd., (100% Cash), 1.00%, 9/30/32(b)(f)	$ 21,790	$ 1,090
Semiconductors – 0.1%
ON Semiconductor Corp., 0.50%, 3/01/29	60,000	57,900
Wolfspeed, Inc.,
0.25%, 2/15/28	15,000	8,850
1.88%, 12/01/29	240,000	137,880
		204,630
Software – 0.3%
Datadog, Inc., 0.13%, 6/15/25	35,000	49,893
Dropbox, Inc., 0.00%, 3/01/28(e)	35,000	31,874
HubSpot, Inc., 0.38%, 6/01/25	25,000	53,912
Nutanix, Inc., 0.25%, 10/01/27	60,000	72,420
Palo Alto Networks, Inc., 0.38%, 6/01/25	40,000	116,900
Vertex, Inc., 0.75%, 5/01/29(b)	45,000	46,980
Zscaler, Inc., 0.13%, 7/01/25	60,000	75,960
		447,939
Steel – 0.1%
United States Steel Corp., 5.00%, 11/01/26	28,000	76,846
Technology Services – 0.0%(d)
Shift4 Payments, Inc.,
0.00%, 12/15/25(e)	15,000	15,441
0.50%, 8/01/27	15,000	13,307
		28,748
Total Convertible Bonds (Cost $3,143,332)		2,757,278

	Number of Shares
Convertible Preferred Stocks – 0.1%
Asset Management – 0.1%
Apollo Global Management, Inc., 6.75%	1,456	88,787
Technology Services – 0.0%(d)
Clarivate PLC, 5.25%	2,552	69,185
Total Convertible Preferred Stocks (Cost $182,408)		157,972

	Par (a)	Value
Corporate Bonds – 42.1%
Advertising & Marketing – 0.2%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)	$155,000	$ 144,232
Outfront Media Capital LLC/Outfront Media Capital Corp., 7.38%, 2/15/31(b)	55,000	56,441
Stagwell Global LLC, 5.63%, 8/15/29(b)	125,000	111,917
		312,590
Aerospace & Defense – 1.2%
Boeing (The) Co.,
5.15%, 5/01/30	150,000	141,869
3.63%, 2/01/31	95,000	81,629
6.39%, 5/01/31(b)	40,000	40,180
6.52%, 5/01/34(b)	57,000	57,410
5.71%, 5/01/40	128,000	116,211
5.81%, 5/01/50	90,000	79,643
6.86%, 5/01/54(b)	40,000	40,108
5.93%, 5/01/60	5,000	4,370
7.01%, 5/01/64(b)	114,000	114,104

HEICO Corp., 5.25%, 8/01/28	66,000	65,298
L3Harris Technologies, Inc.,
5.40%, 7/31/33	94,000	91,563
5.35%, 6/01/34	85,000	82,136

Lockheed Martin Corp., 5.20%, 2/15/64	63,000	58,490
Northrop Grumman Corp., 5.15%, 5/01/40	52,000	48,828
RTX Corp.,
5.75%, 11/08/26	51,000	51,366
3.50%, 3/15/27	109,000	103,785
4.45%, 11/16/38	65,000	56,148
4.80%, 12/15/43	7,000	6,069
5.38%, 2/27/53	46,000	42,888
Spirit AeroSystems, Inc.,
4.60%, 6/15/28	30,000	27,643
9.75%, 11/15/30(b)	50,000	55,312
TransDigm, Inc.,
6.75%, 8/15/28(b)	300,000	301,275
6.38%, 3/01/29(b)	125,000	124,045
6.88%, 12/15/30(b)	85,000	85,578
6.63%, 3/01/32(b)	215,000	214,634
		2,090,582

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Apparel & Textile Products – 0.0%(d)
Crocs, Inc., 4.13%, 8/15/31(b)	$ 20,000	$ 16,783
Hanesbrands, Inc., 9.00%, 2/15/31(b)	30,000	29,856
		46,639
Asset Management – 0.7%
Ameriprise Financial, Inc., 5.70%, 12/15/28	51,000	51,566
BlackRock Funding, Inc.,
5.00%, 3/14/34	41,000	39,813
5.25%, 3/14/54	118,000	111,385

Blackstone Holdings Finance Co. LLC, 2.00%, 1/30/32(b)	75,000	57,198
Blackstone Secured Lending Fund, 3.63%, 1/15/26	60,000	57,219
Blue Owl Credit Income Corp.,
7.75%, 9/16/27	57,000	58,210
6.65%, 3/15/31(b)	36,000	34,652

Charles Schwab (The) Corp., (10Y US Treasury CMT + 3.08%), 4.00%, 12/01/30(g)(h)	62,000	50,460
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.38%, 12/15/25	15,000	14,731
5.25%, 5/15/27	630,000	578,494

Nuveen LLC, 5.55%, 1/15/30(b)	75,000	74,427
		1,128,155
Automotive – 0.7%
American Honda Finance Corp.,
5.13%, 7/07/28	37,000	36,751
5.65%, 11/15/28	44,000	44,600
5.85%, 10/04/30	71,000	72,699
4.90%, 1/10/34	41,000	39,052

Ford Motor Credit Co. LLC, 4.13%, 8/17/27	200,000	187,847
General Motors Financial Co., Inc.,
(3M USD LIBOR + 3.60%), 5.75%, 9/30/27(g)(h)	240,000	223,895
2.35%, 1/08/31	100,000	80,372
6.10%, 1/07/34	38,000	37,751
5.95%, 4/04/34	65,000	63,577
Hyundai Capital America,
5.68%, 6/26/28(b)	65,000	64,745
6.10%, 9/21/28(b)	103,000	104,181
5.40%, 1/08/31(b)	21,000	20,535
	Par (a)	Value
Automotive (Continued)

Tenneco, Inc., 8.00%, 11/17/28(b)	$ 60,000	$ 56,062
Toyota Motor Credit Corp.,
4.45%, 6/29/29	60,000	57,951
5.55%, 11/20/30	80,000	80,799
4.80%, 1/05/34	101,000	95,983

Wheel Pros, Inc., 6.50%, 5/15/29(b)	65,000	20,150
		1,286,950
Banking – 2.5%
Bank of America Corp.,
(3M CME Term SOFR + 1.30%), 3.42%, 12/20/28(h)	128,000	118,642
(SOFR + 1.63%), 5.20%, 4/25/29(h)	56,000	55,133
(SOFR + 1.06%), 2.09%, 6/14/29(h)	6,000	5,220
(3M CME Term SOFR + 1.57%), 4.27%, 7/23/29(h)	103,000	97,698
(3M CME Term SOFR + 1.44%), 3.19%, 7/23/30(h)	85,000	75,534
(SOFR + 2.15%), 2.59%, 4/29/31(h)	41,000	34,480
(SOFR + 1.22%), 2.65%, 3/11/32(h)	51,000	42,052
(SOFR + 1.32%), 2.69%, 4/22/32(h)	247,000	203,512
(SOFR + 1.22%), 2.30%, 7/21/32(h)	122,000	97,187
(SOFR + 1.33%), 2.97%, 2/04/33(h)	128,000	105,671
(SOFR + 1.83%), 4.57%, 4/27/33(h)	76,000	70,057
(SOFR + 1.91%), 5.29%, 4/25/34(h)	44,000	42,382
(SOFR + 1.84%), 5.87%, 9/15/34(h)	218,000	218,396
(SOFR + 1.65%), 5.47%, 1/23/35(h)	192,000	186,714
(SOFR + 1.93%), 2.68%, 6/19/41(h)	7,000	4,735
Citizens Financial Group, Inc.,
(SOFR + 2.33%), 6.65%, 4/25/35(h)	75,000	75,210
(5Y US Treasury CMT + 2.75%), 5.64%, 5/21/37(h)	55,000	50,084
Huntington Bancshares, Inc.,
(SOFR Index + 1.87%), 5.71%, 2/02/35(h)	152,000	145,723

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Banking (Continued)
Huntington Bancshares, Inc.,
(5Y US Treasury CMT + 1.17%), 2.49%, 8/15/36(h)	$ 25,000	$ 18,391
JPMorgan Chase & Co.,
(3M CME Term SOFR + 0.58%), 0.97%, 6/23/25(h)	137,000	135,968
(SOFR + 1.16%), 2.30%, 10/15/25(h)	118,000	116,055
(3M CME Term SOFR + 1.51%), 3.96%, 1/29/27(h)	58,000	56,306
(3M CME Term SOFR + 0.70%), 1.04%, 2/04/27(h)	179,000	164,991
(SOFR + 0.89%), 1.58%, 4/22/27(h)	67,000	61,827
(SOFR + 0.77%), 1.47%, 9/22/27(h)	79,000	71,647
(SOFR + 1.33%), 6.07%, 10/22/27(h)	138,000	139,623
(SOFR + 1.17%), 2.95%, 2/24/28(h)	106,000	98,666
(SOFR + 1.89%), 2.18%, 6/01/28(h)	42,000	37,969
(3M CME Term SOFR + 1.21%), 3.51%, 1/23/29(h)	69,000	64,294
(SOFR + 1.02%), 2.07%, 6/01/29(h)	64,000	55,927
(3M CME Term SOFR + 1.59%), 4.45%, 12/05/29(h)	202,000	193,306
(SOFR + 1.31%), 5.01%, 1/23/30(h)	67,000	65,374
(SOFR + 1.07%), 1.95%, 2/04/32(h)	45,000	35,705
(SOFR + 1.62%), 5.34%, 1/23/35(h)	324,000	314,061
(SOFR + 1.49%), 5.77%, 4/22/35(h)	185,000	185,124
KeyCorp,
(SOFR Index + 2.06%), 4.79%, 6/01/33(h)	46,000	40,800
(SOFR Index + 2.42%), 6.40%, 3/06/35(h)	117,000	115,093
PNC Financial Services Group (The), Inc.,
(SOFR + 2.28%), 6.88%, 10/20/34(h)	60,000	63,685
(SOFR + 1.90%), 5.68%, 1/22/35(h)	160,000	156,756
	Par (a)	Value
Banking (Continued)
Truist Financial Corp.,
(3M CME Term SOFR + 0.91%), 6.24%, 3/15/28(c)	$106,000	$ 100,173
(SOFR + 2.24%), 4.92%, 7/28/33(h)	102,000	91,840
(SOFR + 1.92%), 5.71%, 1/24/35(h)	62,000	60,170
Wells Fargo & Co.,
(SOFR + 2.02%), 5.39%, 4/24/34(h)	49,000	47,220
(SOFR + 1.99%), 5.56%, 7/25/34(h)	26,000	25,343
(SOFR + 1.78%), 5.50%, 1/23/35(h)	91,000	88,396
(SOFR + 2.53%), 3.07%, 4/30/41(h)	21,000	14,958
(3M CME Term SOFR + 4.50%), 5.01%, 4/04/51(h)	48,000	42,633
(SOFR + 2.13%), 4.61%, 4/25/53(h)	56,000	46,667
		4,337,398
Beverages – 0.1%
Constellation Brands, Inc., 4.80%, 1/15/29	50,000	48,621
Keurig Dr Pepper, Inc., 5.05%, 3/15/29	38,000	37,443
		86,064
Biotechnology & Pharmaceuticals – 1.3%
AbbVie, Inc.,
3.20%, 5/14/26	68,000	65,213
3.20%, 11/21/29	71,000	64,045
5.05%, 3/15/34	78,000	76,064
4.05%, 11/21/39	66,000	55,918
4.63%, 10/01/42	17,000	14,991
5.35%, 3/15/44	47,000	45,453
5.40%, 3/15/54	56,000	54,218
5.50%, 3/15/64	76,000	73,276
Amgen, Inc.,
2.45%, 2/21/30	28,000	23,882
5.25%, 3/02/30	41,000	40,639
2.30%, 2/25/31	13,000	10,719
3.15%, 2/21/40	82,000	59,833
5.75%, 3/02/63	53,000	50,624
Bausch Health Cos., Inc.,
6.13%, 2/01/27(b)	65,000	47,613
4.88%, 6/01/28(b)	520,000	335,909
Bristol-Myers Squibb Co.,
4.90%, 2/22/27	72,000	71,395
4.90%, 2/22/29	101,000	99,474
6.40%, 11/15/63	60,000	63,922

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
Bristol-Myers Squibb Co.,
5.65%, 2/22/64	$ 55,000	$ 52,642
Eli Lilly & Co.,
4.70%, 2/09/34	52,000	49,781
5.55%, 3/15/37	53,000	53,940
5.00%, 2/09/54	71,000	66,026
Johnson & Johnson,
3.63%, 3/03/37	61,000	51,676
5.85%, 7/15/38	41,000	43,330
2.10%, 9/01/40	33,000	21,509
Pfizer Investment Enterprises Pte. Ltd.,
4.65%, 5/19/30	43,000	41,582
5.11%, 5/19/43	53,000	49,338
5.30%, 5/19/53	77,000	71,805
5.34%, 5/19/63	222,000	203,654

Prestige Brands, Inc., 3.75%, 4/01/31(b)	45,000	38,281
Royalty Pharma PLC,
1.75%, 9/02/27	101,000	89,320
3.30%, 9/02/40	95,000	66,949

Utah Acquisition Sub, Inc., 5.25%, 6/15/46	84,000	67,097
Viatris, Inc., 3.85%, 6/22/40	47,000	33,196
		2,253,314
Cable & Satellite – 2.7%
Block Communications, Inc., 4.88%, 3/01/28(b)	25,000	21,616
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 3/01/30(b)	620,000	515,186
4.25%, 2/01/31(b)	25,000	19,566
4.50%, 6/01/33(b)	409,000	307,565
4.25%, 1/15/34(b)	1,140,000	825,943
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.80%, 3/01/50	194,000	135,734
5.25%, 4/01/53	33,000	24,772
3.85%, 4/01/61	32,000	17,880
4.40%, 12/01/61	83,000	51,382
3.95%, 6/30/62	67,000	38,040
Comcast Corp.,
5.65%, 6/15/35	72,000	72,032
6.50%, 11/15/35	11,000	11,740
3.20%, 7/15/36	81,000	63,697
3.25%, 11/01/39	88,000	65,208
5.50%, 5/15/64	152,000	141,598
	Par (a)	Value
Cable & Satellite (Continued)
CSC Holdings LLC,
5.75%, 1/15/30(b)	$ 900,000	$ 394,668
4.63%, 12/01/30(b)	1,000,000	434,033
3.38%, 2/15/31(b)	200,000	123,313

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	495,000	461,378
DISH DBS Corp.,
7.75%, 7/01/26	315,000	197,687
5.25%, 12/01/26(b)	285,000	224,119
7.38%, 7/01/28	80,000	35,835
5.75%, 12/01/28(b)	190,000	128,304
5.13%, 6/01/29	610,000	245,026

DISH Network Corp., 11.75%, 11/15/27(b)	55,000	55,442
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28(b)	130,000	54,362
		4,666,126
Chemicals – 0.4%
Air Products and Chemicals, Inc., 4.85%, 2/08/34	55,000	52,516
Ashland, Inc., 3.38%, 9/01/31(b)	35,000	29,030
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(b)	75,000	45,185
Chemours (The) Co.,
5.75%, 11/15/28(b)	165,000	151,532
4.63%, 11/15/29(b)	20,000	17,137

Dow Chemical (The) Co., 4.38%, 11/15/42	71,000	57,627
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(b)	200,000	212,224
RPM International, Inc., 2.95%, 1/15/32	86,000	70,673
Sherwin-Williams (The) Co., 4.50%, 6/01/47	31,000	25,546
Westlake Corp., 3.13%, 8/15/51	61,000	36,998
WR Grace Holdings LLC, 5.63%, 8/15/29(b)	15,000	13,432
		711,900
Commercial Support Services – 0.5%
ADT Security (The) Corp., 4.13%, 8/01/29(b)	265,000	239,545
Aramark Services, Inc., 5.00%, 2/01/28(b)	25,000	23,737
Clean Harbors, Inc.,
5.13%, 7/15/29(b)	5,000	4,764

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Commercial Support Services (Continued)
Clean Harbors, Inc.,
6.38%, 2/01/31(b)	$ 50,000	$ 49,535

Covanta Holding Corp., 4.88%, 12/01/29(b)	160,000	140,257
GFL Environmental, Inc.,
4.00%, 8/01/28(b)	80,000	72,511
6.75%, 1/15/31(b)	50,000	50,404

Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 8/31/27(b)	30,000	27,323
Republic Services, Inc.,
2.90%, 7/01/26	35,000	33,346
4.88%, 4/01/29	76,000	74,515

VT Topco, Inc., 8.50%, 8/15/30(b)	80,000	82,803
Waste Management, Inc.,
2.00%, 6/01/29	47,000	40,316
4.63%, 2/15/30	34,000	32,923
4.88%, 2/15/34	56,000	53,843
		925,822
Construction Materials – 0.2%
Advanced Drainage Systems, Inc., 6.38%, 6/15/30(b)	140,000	139,180
Standard Industries, Inc., 4.38%, 7/15/30(b)	80,000	70,852
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(b)	80,000	82,187
		292,219
Containers & Packaging – 0.1%
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/30(b)	55,000	53,155
Packaging Corp. of America, 5.70%, 12/01/33	52,000	51,801
WRKCo, Inc., 4.65%, 3/15/26	20,000	19,623
		124,579
Diversified Industrials – 0.1%
Honeywell International, Inc.,
5.00%, 2/15/33	25,000	24,534
5.25%, 3/01/54	53,000	50,236

Parker-Hannifin Corp., 4.25%, 9/15/27	116,000	112,202
		186,972
	Par (a)	Value
E-Commerce Discretionary – 0.1%
Amazon.com, Inc.,
2.10%, 5/12/31	$ 17,000	$ 13,991
4.70%, 12/01/32	31,000	30,107
3.10%, 5/12/51	60,000	40,177
3.25%, 5/12/61	25,000	16,271
		100,546
Electric Utilities – 2.5%
AES (The) Corp., 5.45%, 6/01/28	52,000	51,205
Alabama Power Co.,
5.85%, 11/15/33	36,000	36,715
3.75%, 3/01/45	33,000	24,814
4.30%, 7/15/48	38,000	30,503
3.45%, 10/01/49	26,000	18,056

Alliant Energy Finance LLC, 3.60%, 3/01/32(b)	28,000	23,785
Ameren Corp.,
5.70%, 12/01/26	101,000	101,237
5.00%, 1/15/29	77,000	75,098

American Electric Power Co., Inc., 5.63%, 3/01/33	41,000	40,077
Calpine Corp., 4.50%, 2/15/28(b)	125,000	116,734
CMS Energy Corp., (5Y US Treasury CMT + 4.12%), 4.75%, 6/01/50(h)	97,000	87,617
Commonwealth Edison Co., 5.90%, 3/15/36	73,000	74,646
Consolidated Edison Co. of New York, Inc., 4.63%, 12/01/54	51,000	42,109
Consumers Energy Co., 4.90%, 2/15/29	87,000	85,531
Dominion Energy South Carolina, Inc., 6.25%, 10/15/53	51,000	53,987
DTE Energy Co., 5.85%, 6/01/34	55,000	54,689
Duke Energy Carolinas LLC,
4.25%, 12/15/41	18,000	14,775
3.75%, 6/01/45	6,000	4,419

Duke Energy Corp., 3.15%, 8/15/27	32,000	29,779
Duke Energy Florida LLC,
2.40%, 12/15/31	35,000	28,563
5.88%, 11/15/33	29,000	29,638
5.95%, 11/15/52	29,000	29,191
Duke Energy Ohio, Inc.,
5.25%, 4/01/33	22,000	21,465
3.70%, 6/15/46	44,000	32,038
4.30%, 2/01/49	49,000	38,403

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Electric Utilities (Continued)
Duke Energy Ohio, Inc.,
5.65%, 4/01/53	$ 15,000	$ 14,372
Duke Energy Progress LLC,
4.10%, 5/15/42	32,000	25,641
4.10%, 3/15/43	22,000	17,410
4.20%, 8/15/45	61,000	48,066
5.35%, 3/15/53	41,000	38,048
Entergy Arkansas LLC,
4.00%, 6/01/28	10,000	9,511
2.65%, 6/15/51	14,000	7,955
Entergy Louisiana LLC,
3.25%, 4/01/28	5,000	4,621
5.35%, 3/15/34	17,000	16,488

Entergy Texas, Inc., 5.80%, 9/01/53	20,000	19,566
Evergy Kansas Central, Inc., 5.70%, 3/15/53	37,000	35,563
Eversource Energy,
1.40%, 8/15/26	119,000	107,924
2.90%, 3/01/27	68,000	63,105
5.45%, 3/01/28	51,000	50,597
5.95%, 2/01/29	61,000	61,696
5.13%, 5/15/33	34,000	32,064
5.50%, 1/01/34	52,000	50,053
5.95%, 7/15/34	105,000	104,239
Exelon Corp.,
5.15%, 3/15/28	82,000	80,912
4.95%, 6/15/35	97,000	88,321

FirstEnergy Pennsylvania Electric Co., 5.20%, 4/01/28(b)	43,000	42,479
Florida Power & Light Co.,
4.63%, 5/15/30	33,000	31,979
4.80%, 5/15/33	23,000	21,900
5.40%, 9/01/35	31,000	30,600
5.65%, 2/01/37	20,000	20,003
Indiana Michigan Power Co.,
3.85%, 5/15/28	22,000	20,677
6.05%, 3/15/37	12,000	12,064

IPALCO Enterprises, Inc., 4.25%, 5/01/30	66,000	60,567
Liberty Utilities Co., 5.87%, 1/31/34(b)	95,000	92,787
MidAmerican Energy Co.,
4.80%, 9/15/43	15,000	13,339
4.40%, 10/15/44	95,000	78,354
Mississippi Power Co.,
4.75%, 10/15/41	11,000	9,113
4.25%, 3/15/42	26,000	20,908
	Par (a)	Value
Electric Utilities (Continued)

Monongahela Power Co., 5.85%, 2/15/34(b)	$ 66,000	$ 65,776
National Rural Utilities Cooperative Finance Corp.,
5.60%, 11/13/26	96,000	96,283
3.40%, 2/07/28	22,000	20,551
5.00%, 2/07/31	48,000	46,604
2.75%, 4/15/32	32,000	26,342
4.02%, 11/01/32	41,000	36,655
4.15%, 12/15/32	50,000	45,091
5.80%, 1/15/33	29,000	29,399
(3M USD LIBOR + 3.63%), 5.25%, 4/20/46(h)	97,000	93,910

Nevada Power Co., 6.00%, 3/15/54	24,000	23,937
NextEra Energy Capital Holdings, Inc.,
1.88%, 1/15/27	70,000	63,622
5.25%, 3/15/34	63,000	60,446
(5Y US Treasury CMT + 2.36%), 6.70%, 9/01/54(h)	50,000	49,520
Niagara Mohawk Power Corp.,
1.96%, 6/27/30(b)	58,000	47,154
5.66%, 1/17/54(b)	78,000	73,401
NRG Energy, Inc.,
5.25%, 6/15/29(b)	10,000	9,458
3.88%, 2/15/32(b)	9,000	7,583

NSTAR Electric Co., 5.50%, 3/15/40	68,000	65,375
Pacific Gas and Electric Co.,
3.25%, 6/01/31	31,000	26,222
4.45%, 4/15/42	52,000	40,616
4.30%, 3/15/45	46,000	34,319
6.75%, 1/15/53	32,000	32,991
PacifiCorp.,
4.10%, 2/01/42	90,000	68,409
5.80%, 1/15/55	63,000	58,131

PECO Energy Co., 4.90%, 6/15/33	26,000	25,075
PG&E Corp.,
5.00%, 7/01/28	105,000	100,047
5.25%, 7/01/30	15,000	14,044

PPL Electric Utilities Corp., 4.85%, 2/15/34	83,000	79,051
Public Service Co. of New Hampshire, 5.15%, 1/15/53	12,000	11,042

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Electric Utilities (Continued)
Public Service Electric and Gas Co.,
3.00%, 5/15/27	$ 14,000	$ 13,124
5.20%, 3/01/34	50,000	48,864
5.50%, 3/01/40	44,000	42,946
3.80%, 3/01/46	5,000	3,796
Public Service Enterprise Group, Inc.,
5.85%, 11/15/27	54,000	54,567
2.45%, 11/15/31	90,000	72,428
Southern California Edison Co.,
4.05%, 3/15/42	60,000	46,584
4.00%, 4/01/47	33,000	24,698
3.65%, 2/01/50	15,000	10,449

Southwestern Electric Power Co., 5.30%, 4/01/33	34,000	32,397
Talen Energy Supply LLC, 8.63%, 6/01/30(b)	45,000	47,612
Virginia Electric and Power Co.,
3.80%, 4/01/28	104,000	98,131
5.70%, 8/15/53	15,000	14,594
WEC Energy Group, Inc.,
5.00%, 9/27/25	15,000	14,857
5.15%, 10/01/27	20,000	19,787
		4,371,884
Electric, Gas Marketing & Trading – 0.1%
New York State Electric & Gas Corp., 3.25%, 12/01/26(b)	95,000	88,593
Electrical Equipment – 0.2%
Carrier Global Corp.,
5.80%, 11/30/25	74,000	74,137
2.49%, 2/15/27	29,000	26,715
2.72%, 2/15/30	16,000	13,806
6.20%, 3/15/54	62,000	64,636
Sensata Technologies, Inc.,
4.38%, 2/15/30(b)	20,000	17,906
3.75%, 2/15/31(b)	125,000	105,635
Trane Technologies Financing Ltd.,
3.50%, 3/21/26	25,000	24,030
3.80%, 3/21/29	20,000	18,703
5.25%, 3/03/33	60,000	59,021

Trane Technologies Global Holding Co. Ltd., 3.75%, 8/21/28	20,000	18,779
		423,368
	Par (a)	Value
Engineering & Construction – 0.0%(d)
Installed Building Products, Inc., 5.75%, 2/01/28(b)	$ 30,000	$ 29,108
Entertainment Content – 0.6%
AMC Networks, Inc., 10.25%, 1/15/29(b)	45,000	44,918
Paramount Global,
3.70%, 6/01/28	75,000	67,049
5.50%, 5/15/33	18,000	15,544
6.88%, 4/30/36	125,000	116,220
4.38%, 3/15/43	210,000	139,118
5.85%, 9/01/43	104,000	82,328
4.95%, 5/19/50	29,000	20,242

Time Warner Cable Enterprises LLC, 8.38%, 7/15/33	37,000	40,085
Warnermedia Holdings, Inc.,
3.76%, 3/15/27	107,000	100,826
5.05%, 3/15/42	111,000	88,857
5.14%, 3/15/52	235,000	179,990
5.39%, 3/15/62	84,000	64,316
		959,493
Food – 0.6%
Cargill, Inc.,
2.13%, 4/23/30(b)	34,000	28,439
1.70%, 2/02/31(b)	39,000	31,060
2.13%, 11/10/31(b)	18,000	14,371

Fiesta Purchaser, Inc., 7.88%, 3/01/31(b)	120,000	122,276
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 6/01/29(b)	70,000	41,118
J M Smucker (The) Co., 2.75%, 9/15/41	40,000	25,838
Kraft Heinz Foods Co.,
5.00%, 6/04/42	29,000	25,901
5.20%, 7/15/45	29,000	26,137

Lamb Weston Holdings, Inc., 4.38%, 1/31/32(b)	205,000	177,654
Mars, Inc., 2.38%, 7/16/40(b)	99,000	65,229
Nestle Capital Corp., 4.88%, 3/12/34(b)	150,000	145,241
Post Holdings, Inc., 6.25%, 2/15/32(b)	140,000	138,131
Simmons Foods, Inc., 4.63%, 3/01/29(b)	65,000	56,082
Tyson Foods, Inc., 5.40%, 3/15/29	65,000	64,327
		961,804

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Gas & Water Utilities – 0.2%
American Water Capital Corp.,
5.15%, 3/01/34	$ 52,000	$ 50,391
5.45%, 3/01/54	132,000	124,496

AmeriGas Partners L.P./AmeriGas Finance Corp., 9.38%, 6/01/28(b)	55,000	57,146
Essential Utilities, Inc., 5.38%, 1/15/34	42,000	40,447
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 4/01/26(b)	65,000	63,690
South Jersey Industries, Inc., 5.02%, 4/15/31	66,000	52,088
		388,258
Health Care Facilities & Services – 1.8%
AdaptHealth LLC,
4.63%, 8/01/29(b)	35,000	29,488
5.13%, 3/01/30(b)	95,000	80,866

Cardinal Health, Inc., 5.13%, 2/15/29	90,000	88,588
Cencora, Inc., 5.13%, 2/15/34	85,000	82,124
Centene Corp.,
2.45%, 7/15/28	76,000	66,333
3.00%, 10/15/30	80,000	67,061
2.50%, 3/01/31	62,000	49,829
2.63%, 8/01/31	40,000	32,006

CHS/Community Health Systems, Inc., 5.25%, 5/15/30(b)	270,000	220,748
Cigna Group (The),
5.25%, 2/15/34	78,000	75,169
4.80%, 8/15/38	116,000	103,843
3.20%, 3/15/40	27,000	19,513
5.60%, 2/15/54	148,000	139,398
CVS Health Corp.,
5.00%, 1/30/29	41,000	40,267
4.78%, 3/25/38	184,000	162,009
4.13%, 4/01/40	30,000	23,961
2.70%, 8/21/40	34,000	22,226
5.63%, 2/21/53	29,000	26,751
5.88%, 6/01/53	30,000	28,580
6.00%, 6/01/63	11,000	10,534

DaVita, Inc., 3.75%, 2/15/31(b)	215,000	176,918
Elevance Health, Inc., 2.88%, 9/15/29	54,000	47,608
Encompass Health Corp., 4.75%, 2/01/30	105,000	96,289
	Par (a)	Value
Health Care Facilities & Services (Continued)

Fortrea Holdings, Inc., 7.50%, 7/01/30(b)	$ 25,000	$ 25,218
HCA, Inc.,
5.88%, 2/01/29	15,000	15,074
3.38%, 3/15/29	35,000	31,509
4.13%, 6/15/29	75,000	69,688
3.50%, 9/01/30	31,000	27,332
2.38%, 7/15/31	32,000	25,622
5.60%, 4/01/34	57,000	55,618
5.13%, 6/15/39	64,000	57,620
5.25%, 6/15/49	77,000	66,631
6.00%, 4/01/54	44,000	41,933
6.10%, 4/01/64	39,000	36,932
Humana, Inc.,
5.75%, 3/01/28	41,000	41,211
5.75%, 12/01/28	51,000	51,199

LifePoint Health, Inc., 5.38%, 1/15/29(b)	205,000	163,905
Molina Healthcare, Inc.,
3.88%, 11/15/30(b)	15,000	13,009
3.88%, 5/15/32(b)	135,000	112,965
Quest Diagnostics, Inc.,
2.95%, 6/30/30	20,000	17,315
2.80%, 6/30/31	25,000	20,879

Radiology Partners, Inc., 8.50%, 1/31/29(b)(f)	44,820	41,346
Star Parent, Inc., 9.00%, 10/01/30(b)	110,000	115,066
U.S. Acute Care Solutions LLC, 6.38%, 3/01/26(b)	50,000	50,625
UnitedHealth Group, Inc.,
5.00%, 4/15/34	60,000	58,038
3.50%, 8/15/39	32,000	25,135
2.75%, 5/15/40	78,000	54,634
3.05%, 5/15/41	35,000	25,325
3.75%, 10/15/47	9,000	6,732
4.45%, 12/15/48	9,000	7,560
3.25%, 5/15/51	42,000	28,224
4.75%, 5/15/52	16,000	13,919
5.38%, 4/15/54	45,000	42,745
5.20%, 4/15/63	53,000	48,278
5.50%, 4/15/64	50,000	47,446
		3,128,842
Home & Office Products – 0.1%
Newell Brands, Inc., 5.70%, 4/01/26	155,000	152,528
Home Construction – 0.2%
Camelot Return Merger Sub, Inc., 8.75%, 8/01/28(b)	20,000	19,662

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Home Construction (Continued)
Cornerstone Building Brands, Inc., 6.13%, 1/15/29(b)	$120,000	$101,254
Fortune Brands Innovations, Inc., 5.88%, 6/01/33	44,000	43,783
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/01/30(b)	90,000	81,509
Mohawk Industries, Inc., 5.85%, 9/18/28	141,000	142,509
		388,717
Household Products – 0.5%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC,
4.75%, 1/15/29(b)	255,000	237,705
6.63%, 7/15/30(b)	125,000	125,075

Energizer Holdings, Inc., 4.38%, 3/31/29(b)	410,000	362,185
Kenvue, Inc.,
5.05%, 3/22/28	35,000	34,866
4.90%, 3/22/33	40,000	38,716
5.10%, 3/22/43	32,000	30,192
5.05%, 3/22/53	35,000	32,319
5.20%, 3/22/63	32,000	29,610
		890,668
Industrial Support Services – 0.1%
Resideo Funding, Inc., 4.00%, 9/01/29(b)	190,000	166,607
WW Grainger, Inc., 3.75%, 5/15/46	76,000	58,076
		224,683
Institutional Financial Services – 1.6%
Bank of New York Mellon (The) Corp.,
(SOFR + 1.03%), 4.95%, 4/26/27(h)	61,000	60,369
(SOFR + 1.42%), 5.19%, 3/14/35(h)	237,000	227,929
Coinbase Global, Inc.,
3.38%, 10/01/28(b)	45,000	37,726
3.63%, 10/01/31(b)	50,000	38,989

Goldman Sachs Capital I, 6.35%, 2/15/34	82,000	82,739
Goldman Sachs Group (The), Inc.,
3.85%, 1/26/27	83,000	79,618
(3M CME Term SOFR + 2.01%), 7.34%, 10/28/27(c)	43,000	44,364
	Par (a)	Value
Institutional Financial Services (Continued)
Goldman Sachs Group (The), Inc.,
(SOFR + 1.73%), 4.48%, 8/23/28(h)	$203,000	$196,124
(5Y US Treasury CMT + 2.81%), 7.50%, 5/10/29(g)(h)	45,000	45,490
(SOFR + 1.77%), 6.48%, 10/24/29(h)	40,000	41,274
(SOFR + 1.27%), 5.73%, 4/25/30(h)	40,000	40,065
(SOFR + 1.25%), 2.38%, 7/21/32(h)	8,000	6,402
(SOFR + 1.41%), 3.10%, 2/24/33(h)	116,000	96,506
(SOFR + 1.55%), 5.85%, 4/25/35(h)	85,000	85,045
6.25%, 2/01/41	8,000	8,355

Intercontinental Exchange, Inc., 2.10%, 6/15/30	106,000	87,883
Jefferies Financial Group, Inc., 6.20%, 4/14/34	65,000	64,258
Morgan Stanley,
(SOFR + 1.15%), 2.72%, 7/22/25(h)	58,000	57,556
(SOFR + 0.88%), 1.59%, 5/04/27(h)	74,000	68,205
(SOFR + 0.86%), 1.51%, 7/20/27(h)	166,000	151,591
(SOFR + 1.00%), 2.48%, 1/21/28(h)	29,000	26,748
3.59%, 7/22/28(c)	22,000	20,701
(SOFR + 2.24%), 6.30%, 10/18/28(h)	110,000	112,329
(SOFR + 1.59%), 5.16%, 4/20/29(h)	72,000	70,823
(SOFR + 1.20%), 2.51%, 10/20/32(h)	18,000	14,484
(SOFR + 1.87%), 5.25%, 4/21/34(h)	139,000	133,377
(SOFR + 1.88%), 5.42%, 7/21/34(h)	20,000	19,407
(SOFR + 2.05%), 6.63%, 11/01/34(h)	57,000	60,145
(SOFR + 1.73%), 5.47%, 1/18/35(h)	125,000	121,610
(SOFR + 1.58%), 5.83%, 4/19/35(h)	110,000	109,956
(5Y US Treasury CMT + 1.80%), 5.94%, 2/07/39(h)	272,000	261,718

Northern Trust Corp., (3M USD LIBOR + 1.13%), 3.38%, 5/08/32(h)	56,000	51,818

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Institutional Financial Services (Continued)
State Street Corp.,
(SOFR + 1.72%), 5.82%, 11/04/28(h)	$ 44,000	$ 44,601
(SOFR + 1.48%), 5.68%, 11/21/29(h)	66,000	66,705
(SOFR + 1.96%), 6.12%, 11/21/34(h)	217,000	220,050
		2,854,960
Insurance – 1.9%
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29(b)	90,000	80,627
Alleghany Corp.,
4.90%, 9/15/44	86,000	77,946
3.25%, 8/15/51	41,000	27,041
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
6.75%, 10/15/27(b)	90,000	88,256
7.00%, 1/15/31(b)	225,000	225,705
American International Group, Inc.,
4.20%, 4/01/28	77,000	73,633
3.40%, 6/30/30	62,000	55,306
5.13%, 3/27/33	48,000	46,040
AmWINS Group, Inc.,
6.38%, 2/15/29(b)	180,000	177,821
4.88%, 6/30/29(b)	70,000	63,636

Aon North America, Inc., 5.15%, 3/01/29	168,000	165,752
Arthur J Gallagher & Co.,
5.45%, 7/15/34	109,000	105,889
5.75%, 3/02/53	36,000	34,034
6.75%, 2/15/54	12,000	12,922
5.75%, 7/15/54	41,000	38,946

AssuredPartners, Inc., 5.63%, 1/15/29(b)	100,000	91,188
Corebridge Financial, Inc.,
3.85%, 4/05/29	23,000	21,113
3.90%, 4/05/32	154,000	134,348
6.05%, 9/15/33(b)	55,000	54,994
5.75%, 1/15/34	41,000	40,276
(5Y US Treasury CMT + 3.85%), 6.88%, 12/15/52(h)	64,000	63,357
Hartford Financial Services Group (The), Inc.,
5.95%, 10/15/36	44,000	44,843
(3M CME Term SOFR + 2.39%), 7.69%, 2/12/47(b)(c)	87,000	77,212

HUB International Ltd., 7.25%, 6/15/30(b)	475,000	481,968
	Par (a)	Value
Insurance (Continued)
Liberty Mutual Group, Inc.,
3.95%, 5/15/60(b)	$ 30,000	$ 20,243
4.30%, 2/01/61(b)	190,000	116,672
Marsh & McLennan Cos., Inc.,
5.70%, 9/15/53	9,000	8,881
5.45%, 3/15/54	116,000	110,718
New York Life Insurance Co.,
3.75%, 5/15/50(b)	71,000	51,382
4.45%, 5/15/69(b)	56,000	42,788
Northwestern Mutual Life Insurance (The) Co.,
3.45%, 3/30/51(b)	66,000	44,617
3.63%, 9/30/59(b)	26,000	16,990

Old Republic International Corp., 5.75%, 3/28/34	228,000	222,000
Panther Escrow Issuer LLC, 7.13%, 6/01/31(b)	185,000	185,959
Sammons Financial Group, Inc., 6.88%, 4/15/34(b)	55,000	54,253
Teachers Insurance & Annuity Association of America,
4.90%, 9/15/44(b)	29,000	25,153
3.30%, 5/15/50(b)	20,000	13,250

Transatlantic Holdings, Inc., 8.00%, 11/30/39	9,000	11,121
Willis North America, Inc., 5.90%, 3/05/54	45,000	43,153
		3,250,033
Internet Media & Services – 0.8%
ANGI Group LLC, 3.88%, 8/15/28(b)	80,000	67,565
Arches Buyer, Inc., 4.25%, 6/01/28(b)	50,000	42,875
Meta Platforms, Inc., 5.75%, 5/15/63	44,000	43,848
Netflix, Inc., 5.88%, 11/15/28	118,000	120,443
Newfold Digital Holdings Group, Inc., 11.75%, 10/15/28(b)	140,000	150,393
Uber Technologies, Inc., 4.50%, 8/15/29(b)	1,025,000	954,887
Ziff Davis, Inc., 4.63%, 10/15/30(b)	98,000	85,239
		1,465,250

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Leisure Facilities & Services – 2.7%
Bloomin' Brands, Inc./OSI Restaurant Partners LLC, 5.13%, 4/15/29(b)	$ 90,000	$ 82,821
Carnival Corp.,
5.75%, 3/01/27(b)	335,000	326,947
6.00%, 5/01/29(b)	280,000	271,332
7.00%, 8/15/29(b)	20,000	20,532

Everi Holdings, Inc., 5.00%, 7/15/29(b)	50,000	49,017
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32(b)	45,000	37,814
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,
4.88%, 7/01/31(b)	305,000	265,556
6.63%, 1/15/32(b)	315,000	310,548

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27(b)	180,000	173,730
Light & Wonder International, Inc.,
7.00%, 5/15/28(b)	280,000	280,972
7.25%, 11/15/29(b)	35,000	35,300
7.50%, 9/01/31(b)	50,000	50,993
Marriott International, Inc.,
4.88%, 5/15/29	33,000	32,042
5.30%, 5/15/34	42,000	40,282
Marriott Ownership Resorts, Inc.,
4.75%, 1/15/28	75,000	69,246
4.50%, 6/15/29(b)	350,000	314,253
McDonald's Corp.,
5.70%, 2/01/39	23,000	22,907
5.45%, 8/14/53	19,000	18,107

Mohegan Tribal Gaming Authority, 8.00%, 2/01/26(b)	55,000	52,243
NCL Corp. Ltd.,
5.88%, 3/15/26(b)	335,000	328,240
5.88%, 3/15/26	5,000	4,899
8.13%, 1/15/29(b)	40,000	41,658

NCL Finance Ltd., 6.13%, 3/15/28(b)	55,000	53,668
Papa John's International, Inc., 3.88%, 9/15/29(b)	165,000	143,618
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 9/01/29(b)	70,000	52,183
	Par (a)	Value
Leisure Facilities & Services (Continued)
Royal Caribbean Cruises Ltd.,
4.25%, 7/01/26(b)	$160,000	$ 153,630
3.70%, 3/15/28	115,000	105,671
5.50%, 4/01/28(b)	320,000	311,477

Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/01/27(b)	70,000	65,904
Travel + Leisure Co.,
6.63%, 7/31/26(b)	145,000	145,165
6.00%, 4/01/27	10,000	9,878
4.50%, 12/01/29(b)	55,000	49,576
4.63%, 3/01/30(b)	95,000	84,856
Viking Cruises Ltd.,
5.88%, 9/15/27(b)	110,000	106,652
7.00%, 2/15/29(b)	60,000	59,772

Viking Ocean Cruises Ship VII Ltd., 5.63%, 2/15/29(b)	105,000	100,480
VOC Escrow Ltd., 5.00%, 2/15/28(b)	100,000	95,368
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	150,000	139,182
Yum! Brands, Inc.,
3.63%, 3/15/31	90,000	77,771
4.63%, 1/31/32	95,000	85,523
		4,669,813
Machinery – 0.5%
AGCO Corp., 5.80%, 3/21/34	40,000	39,138
CNH Industrial Capital LLC,
5.45%, 10/14/25	20,000	19,954
4.55%, 4/10/28	72,000	69,308

Deere & Co., 3.10%, 4/15/30	44,000	39,303
Esab Corp., 6.25%, 4/15/29(b)	95,000	94,644
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	170,000	109,479
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(b)	95,000	71,422
Ingersoll Rand, Inc.,
5.40%, 8/14/28	53,000	52,862
5.70%, 8/14/33	83,000	82,440
John Deere Capital Corp.,
4.95%, 7/14/28	45,000	44,626
4.50%, 1/16/29	49,000	47,661
3.35%, 4/18/29	68,000	62,706

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Machinery (Continued)
John Deere Capital Corp.,
4.90%, 3/07/31	$ 89,000	$ 86,959
5.10%, 4/11/34	70,000	68,734
		889,236
Medical Equipment & Devices – 0.5%
Becton Dickinson & Co., 4.69%, 2/13/28	73,000	71,030
Hologic, Inc.,
4.63%, 2/01/28(b)	60,000	57,064
3.25%, 2/15/29(b)	45,000	39,742
Medline Borrower L.P.,
3.88%, 4/01/29(b)	120,000	107,500
6.25%, 4/01/29(b)	155,000	154,009

Neogen Food Safety Corp., 8.63%, 7/20/30(b)	90,000	94,895
Solventum Corp.,
5.40%, 3/01/29(b)	90,000	88,298
5.60%, 3/23/34(b)	124,000	119,593
5.90%, 4/30/54(b)	36,000	33,611
Thermo Fisher Scientific, Inc.,
5.00%, 1/31/29	75,000	74,324
5.40%, 8/10/43	42,000	40,963

Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	56,000	55,754
		936,783
Metals & Mining – 0.1%
Newmont Corp./Newcrest Finance Pty. Ltd.,
3.25%, 5/13/30(b)	36,000	31,859
4.20%, 5/13/50(b)	41,000	32,099

Novelis Corp., 4.75%, 1/30/30(b)	175,000	160,129
		224,087
Oil & Gas Producers – 4.7%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
7.88%, 5/15/26(b)	60,000	61,090
5.38%, 6/15/29(b)	90,000	85,641
6.63%, 2/01/32(b)	145,000	144,563

Antero Resources Corp., 5.38%, 3/01/30(b)	115,000	109,338
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	155,000	154,768
BP Capital Markets America, Inc.,
3.94%, 9/21/28	64,000	60,872
	Par (a)	Value
Oil & Gas Producers (Continued)
BP Capital Markets America, Inc.,
4.89%, 9/11/33	$ 29,000	$ 27,862
4.99%, 4/10/34	20,000	19,313
3.00%, 2/24/50	43,000	27,590
2.94%, 6/04/51	38,000	23,804
Buckeye Partners L.P.,
5.85%, 11/15/43	55,000	46,446
5.60%, 10/15/44	30,000	23,144

Cameron LNG LLC, 2.90%, 7/15/31(b)	78,000	65,883
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	11,000	9,992
Cheniere Energy Partners L.P.,
4.50%, 10/01/29	35,000	32,747
5.95%, 6/30/33	71,000	70,807
Chesapeake Energy Corp.,
5.50%, 2/01/26(b)	180,000	177,722
6.75%, 4/15/29(b)	50,000	49,961
Civitas Resources, Inc.,
8.38%, 7/01/28(b)	195,000	203,421
8.38%, 7/01/28	15,000	15,648
8.63%, 11/01/30(b)	60,000	63,848

Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(b)	33,000	33,299
ConocoPhillips Co.,
5.30%, 5/15/53	53,000	49,584
5.70%, 9/15/63	85,000	83,427
Crescent Energy Finance LLC,
7.25%, 5/01/26(b)	110,000	111,994
9.25%, 2/15/28(b)	130,000	137,340

CVR Energy, Inc., 8.50%, 1/15/29(b)	155,000	155,382
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 8.63%, 3/15/29(b)	115,000	115,870
Diamondback Energy, Inc.,
5.40%, 4/18/34	55,000	53,447
4.25%, 3/15/52	83,000	63,732
5.75%, 4/18/54	58,000	55,370
5.90%, 4/18/64	64,000	60,881
Energy Transfer L.P.,
(5Y US Treasury CMT + 5.69%), 6.50%, 11/15/26(g)(h)	49,000	47,547
5.55%, 5/15/34	41,000	39,901
5.95%, 10/01/43	55,000	51,881
6.00%, 6/15/48	92,000	87,257

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Energy Transfer L.P.,
5.95%, 5/15/54	$119,000	$112,154

EnLink Midstream LLC, 6.50%, 9/01/30(b)	105,000	106,318
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	45,000	38,969
5.05%, 4/01/45	20,000	16,085
5.45%, 6/01/47	130,000	110,207
Enterprise Products Operating LLC,
4.85%, 1/31/34	22,000	20,974
3.95%, 1/31/60	105,000	75,256
(3M CME Term SOFR + 3.29%), 5.25%, 8/16/77(h)	10,000	9,380
EQM Midstream Partners L.P.,
7.50%, 6/01/27(b)	170,000	173,200
6.50%, 7/01/27(b)	140,000	140,194
5.50%, 7/15/28	30,000	29,222
7.50%, 6/01/30(b)	35,000	36,700
4.75%, 1/15/31(b)	55,000	50,255
6.50%, 7/15/48	30,000	29,600
Exxon Mobil Corp.,
3.00%, 8/16/39	34,000	25,239
4.23%, 3/19/40	103,000	89,614

Global Partners L.P./GLP Finance Corp., 8.25%, 1/15/32(b)	55,000	56,343
Gulfport Energy Corp., 8.00%, 5/17/26(b)	55,000	55,709
Hess Corp., 4.30%, 4/01/27	85,000	82,255
Hess Midstream Operations L.P.,
5.63%, 2/15/26(b)	114,000	112,719
5.13%, 6/15/28(b)	85,000	81,358
4.25%, 2/15/30(b)	60,000	54,150

ITT Holdings LLC, 6.50%, 8/01/29(b)	25,000	22,580
Kinetik Holdings L.P.,
6.63%, 12/15/28(b)	160,000	160,770
5.88%, 6/15/30(b)	160,000	154,700
Marathon Petroleum Corp.,
6.50%, 3/01/41	64,000	66,378
5.00%, 9/15/54	65,000	54,544
Matador Resources Co.,
5.88%, 9/15/26	85,000	84,878
6.88%, 4/15/28(b)	75,000	75,575
6.50%, 4/15/32(b)	200,000	198,218

MPLX L.P., 2.65%, 8/15/30	64,000	53,925
	Par (a)	Value
Oil & Gas Producers (Continued)

Murphy Oil Corp., 5.88%, 12/01/42	$120,000	$105,685
New Fortress Energy, Inc., 6.50%, 9/30/26(b)	120,000	114,752
Northern Oil & Gas, Inc.,
8.13%, 3/01/28(b)	60,000	60,699
8.75%, 6/15/31(b)	280,000	294,533
Occidental Petroleum Corp.,
8.50%, 7/15/27	35,000	37,405
6.13%, 1/01/31	91,000	92,142
6.20%, 3/15/40	86,000	85,110
6.60%, 3/15/46	58,000	59,719
Ovintiv, Inc.,
5.65%, 5/15/28	20,000	19,982
7.10%, 7/15/53	29,000	31,319

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 9/15/30(b)	60,000	61,709
Permian Resources Operating LLC,
5.88%, 7/01/29(b)	60,000	58,312
7.00%, 1/15/32(b)	110,000	112,136
Plains All American Pipeline L.P./PAA Finance Corp.,
3.55%, 12/15/29	31,000	27,885
4.30%, 1/31/43	8,000	6,183
4.90%, 2/15/45	15,000	12,454

Range Resources Corp., 8.25%, 1/15/29	55,000	57,305
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28	85,000	81,004
Shell International Finance B.V.,
4.13%, 5/11/35	23,000	20,676
2.88%, 11/26/41	29,000	20,320
4.00%, 5/10/46	26,000	20,569
3.00%, 11/26/51	53,000	33,630

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/28(b)	290,000	298,220
SM Energy Co.,
5.63%, 6/01/25	80,000	79,406
6.75%, 9/15/26	75,000	74,980

Southwestern Energy Co., 5.38%, 2/01/29	50,000	47,959
Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29	60,000	54,778
Targa Resources Corp.,
4.20%, 2/01/33	26,000	22,950

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Targa Resources Corp.,
6.50%, 3/30/34	$ 33,000	$ 34,386
6.25%, 7/01/52	172,000	168,800

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.88%, 2/01/31	65,000	60,832
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	61,000	53,739
Venture Global Calcasieu Pass LLC,
4.13%, 8/15/31(b)	175,000	152,735
3.88%, 11/01/33(b)	290,000	238,101

Venture Global LNG, Inc., 8.38%, 6/01/31(b)	140,000	143,670
Vital Energy, Inc.,
9.75%, 10/15/30	5,000	5,448
7.88%, 4/15/32(b)	85,000	86,250
Western Midstream Operating L.P.,
4.75%, 8/15/28	38,000	36,667
6.15%, 4/01/33	129,000	128,771
Williams (The) Cos., Inc.,
4.90%, 3/15/29	35,000	34,018
5.10%, 9/15/45	67,000	58,985
		8,193,065
Oil, Gas Services & Equipment – 0.5%
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)	75,000	78,449
Oceaneering International, Inc., 6.00%, 2/01/28	35,000	34,425
Schlumberger Investment S.A., 2.65%, 6/26/30	40,000	34,609
Solaris Midstream Holdings LLC, 7.63%, 4/01/26(b)	85,000	85,332
Transocean Aquila Ltd., 8.00%, 9/30/28(b)	75,000	76,282
Transocean Poseidon Ltd., 6.88%, 2/01/27(b)	172,125	171,558
Transocean Titan Financing Ltd., 8.38%, 2/01/28(b)	70,000	71,859
Transocean, Inc., 8.00%, 2/01/27(b)	125,000	125,302
	Par (a)	Value
Oil, Gas Services & Equipment (Continued)
USA Compression Partners L.P./USA Compression Finance Corp., 7.13%, 3/15/29(b)	$ 85,000	$ 84,456
Weatherford International Ltd., 8.63%, 4/30/30(b)	135,000	140,183
		902,455
Publishing & Broadcasting – 0.2%
iHeartCommunications, Inc.,
5.25%, 8/15/27(b)	175,000	128,391
4.75%, 1/15/28(b)	220,000	157,094
		285,485
Real Estate Investment Trusts – 1.8%
American Homes 4 Rent L.P.,
3.63%, 4/15/32	15,000	12,830
5.50%, 2/01/34	144,000	138,853
3.38%, 7/15/51	57,000	35,829
American Tower Corp.,
4.40%, 2/15/26	26,000	25,419
3.65%, 3/15/27	35,000	33,217
3.60%, 1/15/28	48,000	44,695
1.50%, 1/31/28	98,000	84,255
5.25%, 7/15/28	27,000	26,621
2.70%, 4/15/31	66,000	54,517

Camden Property Trust, 2.80%, 5/15/30	79,000	68,178
Crown Castle, Inc.,
4.45%, 2/15/26	78,000	76,275
4.80%, 9/01/28	106,000	102,087
5.60%, 6/01/29	46,000	45,727
3.30%, 7/01/30	41,000	35,585
2.10%, 4/01/31	80,000	63,295
2.50%, 7/15/31	58,000	46,800
5.80%, 3/01/34	35,000	34,669

CubeSmart L.P., 2.50%, 2/15/32	64,000	50,896
Extra Space Storage L.P.,
3.90%, 4/01/29	45,000	41,478
4.00%, 6/15/29	20,000	18,483
2.40%, 10/15/31	84,000	66,691

Healthpeak OP LLC, 5.25%, 12/15/32	70,000	67,310
Highwoods Realty L.P., 2.60%, 2/01/31	62,000	48,447
Hudson Pacific Properties L.P., 3.95%, 11/01/27	65,000	57,419
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/28	85,000	73,551

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)
Invitation Homes Operating Partnership L.P.,
2.00%, 8/15/31	$ 61,000	$ 47,145
2.70%, 1/15/34	42,000	32,311
Iron Mountain, Inc.,
5.25%, 3/15/28(b)	60,000	57,408
4.88%, 9/15/29(b)	190,000	175,326
5.25%, 7/15/30(b)	55,000	51,048
4.50%, 2/15/31(b)	85,000	74,972
Kilroy Realty L.P.,
2.50%, 11/15/32	15,000	10,964
2.65%, 11/15/33	35,000	25,028

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	145,000	97,227
Prologis L.P.,
3.88%, 9/15/28	71,000	67,040
5.25%, 3/15/54	30,000	27,384
Prologis Targeted U.S. Logistics Fund L.P.,
5.25%, 4/01/29(b)	51,000	50,029
5.50%, 4/01/34(b)	36,000	34,934
Realty Income Corp.,
5.05%, 1/13/26	34,000	33,805
3.95%, 8/15/27	62,000	59,237

Regency Centers L.P., 5.25%, 1/15/34	100,000	95,611
Rexford Industrial Realty L.P., 2.15%, 9/01/31	130,000	101,666
Service Properties Trust,
7.50%, 9/15/25	110,000	110,812
4.75%, 10/01/26	80,000	74,281
3.95%, 1/15/28	50,000	42,661
8.63%, 11/15/31(b)	160,000	168,039

Store Capital LLC, 2.70%, 12/01/31	19,000	14,691
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,
10.50%, 2/15/28(b)	105,000	108,930
4.75%, 4/15/28(b)	125,000	109,631

Welltower OP LLC, 2.75%, 1/15/31	55,000	46,183
		3,069,490
Real Estate Services – 0.1%
Jones Lang LaSalle, Inc., 6.88%, 12/01/28	53,000	54,940
	Par (a)	Value
Real Estate Services (Continued)
Realogy Group LLC/Realogy Co-Issuer Corp.,
5.75%, 1/15/29(b)	$ 85,000	$ 59,331
5.25%, 4/15/30(b)	65,000	43,631
		157,902
Retail - Consumer Staples – 0.0%(d)
Dollar General Corp., 5.20%, 7/05/28	35,000	34,549
Retail - Discretionary – 0.9%
Asbury Automotive Group, Inc.,
4.50%, 3/01/28	94,000	88,178
4.63%, 11/15/29(b)	55,000	49,732

AutoZone, Inc., 6.25%, 11/01/28	27,000	27,825
Bath & Body Works, Inc.,
5.25%, 2/01/28	40,000	38,469
6.63%, 10/01/30(b)	10,000	9,992
6.88%, 11/01/35	35,000	34,767
6.75%, 7/01/36	75,000	73,191

Beacon Roofing Supply, Inc., 6.50%, 8/01/30(b)	145,000	144,750
Builders FirstSource, Inc.,
5.00%, 3/01/30(b)	55,000	51,498
4.25%, 2/01/32(b)	70,000	60,973

Foundation Building Materials, Inc., 6.00%, 3/01/29(b)	115,000	101,348
Home Depot (The), Inc.,
4.90%, 4/15/29	71,000	70,262
2.70%, 4/15/30	186,000	162,067
3.30%, 4/15/40	65,000	49,336
3.63%, 4/15/52	21,000	15,173
4.95%, 9/15/52	20,000	18,088

Lithia Motors, Inc., 4.38%, 1/15/31(b)	55,000	48,153
Lowe's Cos., Inc.,
4.65%, 4/15/42	33,000	28,379
5.75%, 7/01/53	22,000	21,377
4.45%, 4/01/62	28,000	21,393
5.80%, 9/15/62	24,000	23,009
5.85%, 4/01/63	36,000	34,847

Sonic Automotive, Inc., 4.63%, 11/15/29(b)	130,000	116,352

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Retail - Discretionary (Continued)

Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 9/30/26(b)	$150,000	$ 148,097
Staples, Inc., 7.50%, 4/15/26(b)	120,000	115,694
		1,552,950
Semiconductors – 0.5%
Analog Devices, Inc., 1.70%, 10/01/28	43,000	37,083
Broadcom, Inc.,
3.19%, 11/15/36(b)	270,000	207,034
4.93%, 5/15/37(b)	27,000	24,657
Intel Corp.,
3.70%, 7/29/25	32,000	31,281
5.13%, 2/10/30	60,000	59,377
5.15%, 2/21/34	70,000	67,460
2.80%, 8/12/41	132,000	88,954
5.70%, 2/10/53	56,000	53,474
5.60%, 2/21/54	46,000	43,286
KLA Corp.,
4.70%, 2/01/34	41,000	38,999
3.30%, 3/01/50	41,000	28,088
5.25%, 7/15/62	40,000	37,063

QUALCOMM, Inc., 6.00%, 5/20/53	82,000	86,068
Texas Instruments, Inc., 3.88%, 3/15/39	90,000	76,595
		879,419
Software – 0.8%
Adobe, Inc., 4.95%, 4/04/34	70,000	68,289
Cloud Software Group, Inc., 6.50%, 3/31/29(b)	180,000	170,722
Concentrix Corp.,
6.60%, 8/02/28	37,000	36,890
6.85%, 8/02/33	217,000	209,145

GoTo Group, Inc., 5.50%, 5/01/28(b)	53,361	45,528
Intuit, Inc.,
5.20%, 9/15/33	73,000	72,050
5.50%, 9/15/53	92,000	89,957
Oracle Corp.,
2.95%, 5/15/25	37,000	35,983
3.25%, 11/15/27	122,000	113,364
2.30%, 3/25/28	68,000	60,481
6.15%, 11/09/29	47,000	48,471
4.30%, 7/08/34	58,000	51,511
3.80%, 11/15/37	16,000	12,815
4.00%, 11/15/47	33,000	24,219
	Par (a)	Value
Software (Continued)
Oracle Corp.,
3.60%, 4/01/50	$ 51,000	$ 34,494
3.95%, 3/25/51	26,000	18,574
6.90%, 11/09/52	46,000	49,941
4.38%, 5/15/55	24,000	18,117
3.85%, 4/01/60	131,000	87,196

UKG, Inc., 6.88%, 2/01/31(b)	190,000	190,362
VMware LLC, 2.20%, 8/15/31	35,000	27,670
		1,465,779
Specialty Finance – 1.8%
Aircastle Ltd., (5Y US Treasury CMT + 4.41%), 5.25%, 6/15/26(b)(g)(h)	55,000	51,966
American Express Co.,
(SOFR + 1.00%), 4.99%, 5/01/26(h)	27,000	26,783
(SOFR + 1.33%), 6.34%, 10/30/26(h)	109,000	109,870
(SOFR Index + 1.28%), 5.28%, 7/27/29(h)	74,000	73,448
(SOFR + 1.09%), 5.53%, 4/25/30(h)	85,000	84,850
(SOFR + 1.94%), 6.49%, 10/30/31(h)	46,000	48,149

Discover Financial Services, 4.10%, 2/09/27	34,000	32,424
Freedom Mortgage Holdings LLC, 9.25%, 2/01/29(b)	55,000	55,291
GATX Corp.,
3.50%, 6/01/32	83,000	70,411
6.90%, 5/01/34	94,000	99,608
Nationstar Mortgage Holdings, Inc.,
5.00%, 2/01/26(b)	100,000	97,281
6.00%, 1/15/27(b)	175,000	171,480
5.13%, 12/15/30(b)	80,000	71,868
5.75%, 11/15/31(b)	35,000	31,811

Navient Corp., 5.00%, 3/15/27	300,000	282,825
OneMain Finance Corp.,
7.13%, 3/15/26	140,000	141,274
3.50%, 1/15/27	155,000	142,601
3.88%, 9/15/28	15,000	13,203
5.38%, 11/15/29	40,000	36,991
4.00%, 9/15/30	170,000	142,987

PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)	120,000	122,479

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Specialty Finance (Continued)

Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.20%, 4/01/27(b)	$ 92,000	$ 88,345
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25(b)	90,000	86,604
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/26(b)	110,000	100,995
2.88%, 10/15/26	15,000	13,772
3.63%, 3/01/29(b)	40,000	35,238
3.63%, 3/01/29	80,000	70,477
3.88%, 3/01/31(b)	290,000	245,877
4.00%, 10/15/33(b)	565,000	461,261

Synchrony Financial, 2.88%, 10/28/31	104,000	81,977
		3,092,146
Steel – 0.3%
ATI, Inc.,
4.88%, 10/01/29	50,000	46,557
7.25%, 8/15/30	55,000	56,264

Cleveland-Cliffs, Inc., 7.00%, 3/15/32(b)	170,000	166,027
Commercial Metals Co.,
4.13%, 1/15/30	120,000	107,435
4.38%, 3/15/32	100,000	88,237

Nucor Corp., 4.30%, 5/23/27	39,000	37,876
United States Steel Corp., 6.88%, 3/01/29	22,000	22,029
		524,425
Technology Hardware – 0.9%
Arrow Electronics, Inc., 5.88%, 4/10/34	50,000	48,195
Avnet, Inc., 6.25%, 3/15/28	45,000	45,590
Cisco Systems, Inc.,
4.80%, 2/26/27	35,000	34,705
4.85%, 2/26/29	70,000	69,126
4.95%, 2/26/31	87,000	85,569
5.05%, 2/26/34	88,000	86,077
5.30%, 2/26/54	55,000	52,923
5.35%, 2/26/64	63,000	59,959

CommScope Technologies LLC, 5.00%, 3/15/27(b)	520,000	176,815
CommScope, Inc.,
6.00%, 3/01/26(b)	65,000	58,094
4.75%, 9/01/29(b)	90,000	62,775
	Par (a)	Value
Technology Hardware (Continued)

NCR Atleos Corp., 9.50%, 4/01/29(b)	$185,000	$ 196,654
NCR Voyix Corp.,
5.00%, 10/01/28(b)	170,000	156,563
5.13%, 4/15/29(b)	45,000	41,351

Pitney Bowes, Inc., 6.88%, 3/15/27(b)	30,000	27,038
Seagate HDD Cayman,
4.88%, 6/01/27	25,000	24,149
4.09%, 6/01/29	70,000	63,674
8.25%, 12/15/29(b)	95,000	100,974
9.63%, 12/01/32	3,825	4,291

Viasat, Inc., 6.50%, 7/15/28(b)	65,000	49,687
Western Digital Corp.,
4.75%, 2/15/26	40,000	38,924
2.85%, 2/01/29	60,000	50,676
3.10%, 2/01/32	25,000	19,540
		1,553,349
Technology Services – 1.1%
Boost Newco Borrower LLC, 7.50%, 1/15/31(b)	201,000	207,451
Booz Allen Hamilton, Inc.,
3.88%, 9/01/28(b)	66,000	61,040
4.00%, 7/01/29(b)	216,000	197,711

Equifax, Inc., 5.10%, 6/01/28	135,000	132,560
Fidelity National Information Services, Inc., 1.65%, 3/01/28	63,000	54,735
Fiserv, Inc.,
5.15%, 3/15/27	77,000	76,249
5.45%, 3/02/28	39,000	38,886
3.50%, 7/01/29	111,000	101,109
2.65%, 6/01/30	15,000	12,766
Global Payments, Inc.,
4.45%, 6/01/28	162,000	154,520
5.95%, 8/15/52	55,000	52,565
IBM International Capital Pte. Ltd.,
4.90%, 2/05/34	101,000	95,557
5.25%, 2/05/44	101,000	93,336

Kyndryl Holdings, Inc., 6.35%, 2/20/34	85,000	84,543
MPH Acquisition Holdings LLC, 5.50%, 9/01/28(b)	95,000	77,412
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(b)	120,000	113,265
PayPal Holdings, Inc., 2.85%, 10/01/29	12,000	10,653

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Technology Services (Continued)

Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 6/15/29(b)	$ 60,000	$ 52,756
Presidio Holdings, Inc.,
4.88%, 2/01/27(b)	30,000	29,945
8.25%, 2/01/28(b)	30,000	30,334

S&P Global, Inc., 1.25%, 8/15/30	32,000	25,288
Sabre GLBL, Inc.,
8.63%, 6/01/27(b)	35,000	30,971
11.25%, 12/15/27(b)	120,000	112,152
		1,845,804
Telecommunications – 1.1%
AT&T, Inc.,
3.50%, 6/01/41	127,000	94,170
3.50%, 9/15/53	54,000	35,600
3.80%, 12/01/57	259,000	174,744
3.65%, 9/15/59	66,000	42,817
Frontier Communications Holdings LLC,
5.88%, 10/15/27(b)	185,000	177,444
5.00%, 5/01/28(b)	235,000	216,197
8.75%, 5/15/30(b)	60,000	61,088
Lumen Technologies, Inc.,
4.13%, 4/15/29(b)	36,125	23,157
4.13%, 4/15/30(b)	36,125	22,307
Sprint Capital Corp.,
6.88%, 11/15/28	160,000	167,550
8.75%, 3/15/32	119,000	140,508
T-Mobile USA, Inc.,
2.25%, 2/15/26	97,000	91,450
2.63%, 4/15/26	45,000	42,516
2.63%, 2/15/29	24,000	21,090
3.38%, 4/15/29	60,000	54,448
2.88%, 2/15/31	63,000	53,549
2.55%, 2/15/31	23,000	19,074
3.50%, 4/15/31	163,000	143,353
Verizon Communications, Inc.,
1.75%, 1/20/31	26,000	20,529
2.55%, 3/21/31	27,000	22,407
2.36%, 3/15/32	116,000	92,552
4.81%, 3/15/39	31,000	28,073
6.55%, 9/15/43	78,000	84,661
5.50%, 2/23/54	71,000	67,428
		1,896,712
	Par (a)	Value
Tobacco & Cannabis – 0.1%
Altria Group, Inc., 6.20%, 11/01/28	$ 60,000	$ 61,486
Philip Morris International, Inc., 5.25%, 2/13/34	86,000	82,960
		144,446
Transportation & Logistics – 1.3%
Allegiant Travel Co., 7.25%, 8/15/27(b)	80,000	77,322
American Airlines Pass Through Trust,
Series 2015-2, Class AA, 3.60%, 9/22/27	21,114	19,742
Series 2015-2, Class A, 4.00%, 9/22/27	24,220	22,498
Series 2016-1, Class AA, 3.58%, 1/15/28	3,216	3,008
Series 2016-2, Class AA, 3.20%, 6/15/28	18,212	16,670
Series 2016-2, Class A, 3.65%, 6/15/28	6,745	6,090
Series 2017-2, Class AA, 3.35%, 10/15/29	216,085	196,105
Series 2019-1, Class AA, 3.15%, 2/15/32	4,698	4,139

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(b)	580,000	560,125
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	32,000	27,412
4.38%, 9/01/42	12,000	10,205
4.55%, 9/01/44	36,000	30,985
3.90%, 8/01/46	61,000	47,086
5.20%, 4/15/54	64,000	59,892
CSX Corp.,
4.50%, 11/15/52	28,000	23,463
4.65%, 3/01/68	67,000	54,663
Delta Air Lines Pass Through Trust,
Series 2015-1, Class A, 3.88%, 7/30/27	7,555	6,982
Series 2020-1, Class A, 2.50%, 6/10/28	36,922	33,286

FedEx Corp., 4.55%, 4/01/46	23,000	18,713
FedEx Corp. Pass Through Trust, Series 2020-1, Class AA, 1.88%, 2/20/34	34,140	27,534

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Transportation & Logistics (Continued)

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)	$ 70,000	$ 65,652
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	15,599	15,626
Norfolk Southern Corp.,
5.05%, 8/01/30	8,000	7,861
3.95%, 10/01/42	38,000	29,864
2.90%, 8/25/51	24,000	14,543
5.95%, 3/15/64	129,000	129,246

Rand Parent LLC, 8.50%, 2/15/30(b)	290,000	286,786
Ryder System, Inc.,
6.30%, 12/01/28	49,000	50,454
5.50%, 6/01/29(i)	65,000	64,617
6.60%, 12/01/33	61,000	64,030
U.S. Airways Pass Through Trust,
Series 2012-2, Class A, 4.63%, 6/03/25	19,702	19,440
Series 2013-1, Class A, 3.95%, 11/15/25	51,949	50,474
Union Pacific Corp.,
3.38%, 2/01/35	13,000	10,839
3.60%, 9/15/37	14,000	11,485
3.55%, 8/15/39	59,000	46,754
4.05%, 11/15/45	16,000	12,722
3.35%, 8/15/46	7,000	4,884
3.88%, 2/01/55	9,000	6,674
3.95%, 8/15/59	34,000	24,784
3.55%, 5/20/61	19,000	12,729
3.75%, 2/05/70	7,000	4,795
United Airlines Pass Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/27	46,281	46,154
Series 2016-2, Class AA, 2.88%, 10/07/28	2,666	2,404
		2,228,737
Transportation Equipment – 0.2%
Allison Transmission, Inc., 4.75%, 10/01/27(b)	155,000	148,142
Cummins, Inc., 5.45%, 2/20/54	33,000	31,767
	Par (a)	Value
Transportation Equipment (Continued)
PACCAR Financial Corp., 5.00%, 3/22/34	$ 82,000	$ 79,685
Westinghouse Air Brake Technologies Corp., 5.61%, 3/11/34	70,000	68,813
		328,407
Total Corporate Bonds (Cost $76,481,875)		73,003,084

Foreign Issuer Bonds – 46.6%
Angola – 0.4%
Angolan Government International Bond,
8.25%, 5/09/28(b)	260,000	244,837
8.00%, 11/26/29	400,000	363,500
9.13%, 11/26/49	200,000	166,150
		774,487
Argentina – 0.5%
Argentine Republic Government International Bond,
(Step to 1.75% on 7/09/27), 0.75%, 7/09/30(j)	508,383	294,105
(Step to 4.13% on 7/09/24), 3.63%, 7/09/35(j)	504,220	231,326
(Step to 5.00% on 7/09/24), 4.25%, 1/09/38(j)	204,592	104,255
(Step to 4.88% on 7/09/29), 3.50%, 7/09/41(j)	666,904	291,543
		921,229
Australia – 0.5%
BHP Billiton Finance USA Ltd.,
5.25%, 9/08/30	62,000	61,499
4.90%, 2/28/33	52,000	49,908
5.25%, 9/08/33	80,000	78,407
5.50%, 9/08/53	19,000	18,368

CIMIC Finance USA Pty. Ltd., 7.00%, 3/25/34(b)	35,000	34,554
CSL Finance PLC, 5.42%, 4/03/54(b)	111,000	104,476
Mineral Resources Ltd.,
8.13%, 5/01/27(b)	110,000	111,032
8.00%, 11/01/27(b)	90,000	91,024
9.25%, 10/01/28(b)	125,000	131,042

NBN Co. Ltd., 2.50%, 1/08/32(b)	200,000	162,381

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Australia (Continued)

Rio Tinto Finance USA Ltd., 2.75%, 11/02/51		$ 35,000	$ 21,198
Rio Tinto Finance USA PLC, 5.13%, 3/09/53		63,000	57,957
			921,846
Bahrain – 0.6%
Bahrain Government International Bond,
6.75%, 9/20/29		600,000	596,280
5.63%, 5/18/34		200,000	175,000
7.50%, 2/12/36(b)		200,000	198,758
			970,038
Belgium – 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/01/46		197,000	177,278
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 4/15/38		93,000	82,408
			259,686
Brazil – 3.4%
Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32(b)		242,425	232,105
Aegea Finance S.a.r.l., 9.00%, 1/20/31(b)		200,000	209,289
Banco BTG Pactual S.A., 6.25%, 4/08/29(b)		200,000	198,400
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31	BRL	8,550,000	1,524,900
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/27	BRL	5,982,000	1,126,879
10.00%, 1/01/29	BRL	8,232,000	1,508,347

Brazilian Government International Bond, 5.00%, 1/27/45		200,000	150,457
CSN Resources S.A., 4.63%, 6/10/31(b)		200,000	157,290
Minerva Luxembourg S.A., 8.88%, 9/13/33(b)		200,000	205,142
Nexa Resources S.A., 6.75%, 4/09/34(b)		200,000	200,690
Samarco Mineracao S.A., (100% Cash), 9.50%, 6/30/31(b)(f)		408,110	372,487
			5,885,986
Canada – 1.4%
1011778 B.C. ULC/New Red Finance, Inc.,
3.88%, 1/15/28(b)		390,000	359,780
	Par (a)	Value
Canada (Continued)
1011778 B.C. ULC/New Red Finance, Inc.,
3.50%, 2/15/29(b)	$ 40,000	$ 35,708
4.00%, 10/15/30(b)	65,000	56,054

Bank of Montreal, 3.70%, 6/07/25	68,000	66,597
Bank of Nova Scotia (The),
4.85%, 2/01/30	44,000	42,608
(5Y US Treasury CMT + 2.05%), 4.59%, 5/04/37(h)	78,000	68,855

Baytex Energy Corp., 8.50%, 4/30/30(b)	110,000	114,687
Bell Telephone Co. of Canada or Bell Canada, 5.55%, 2/15/54	69,000	64,988
Bombardier, Inc.,
7.13%, 6/15/26(b)	380,000	384,044
6.00%, 2/15/28(b)	35,000	34,132
8.75%, 11/15/30(b)	60,000	63,833
7.25%, 7/01/31(b)	140,000	140,345

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 2/15/30(b)	70,000	60,581
Canadian Pacific Railway Co., 2.88%, 11/15/29	62,000	54,672
Element Fleet Management Corp., 6.32%, 12/04/28(b)	143,000	145,125
Enbridge, Inc., 5.63%, 4/05/34	40,000	39,135
MEG Energy Corp., 5.88%, 2/01/29(b)	30,000	29,025
Nutrien Ltd.,
5.95%, 11/07/25	24,000	24,116
4.90%, 3/27/28	19,000	18,595
2.95%, 5/13/30	179,000	156,061
5.88%, 12/01/36	7,000	6,989
5.80%, 3/27/53	9,000	8,703

Open Text Holdings, Inc., 4.13%, 2/15/30(b)	5,000	4,391
Parkland Corp.,
5.88%, 7/15/27(b)	95,000	92,623
4.50%, 10/01/29(b)	85,000	77,034

Royal Bank of Canada, 5.15%, 2/01/34	36,000	34,769
Strathcona Resources Ltd., 6.88%, 8/01/26(b)	60,000	59,420
Telesat Canada/Telesat LLC, 5.63%, 12/06/26(b)	80,000	38,862

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Canada (Continued)

Toronto-Dominion Bank (The), 5.52%, 7/17/28		$ 57,000	$ 57,188
Triton Container International Ltd., 3.15%, 6/15/31(b)		49,000	39,268
			2,378,188
Chile – 1.1%
AES Andes S.A., 6.30%, 3/15/29(b)		200,000	197,089
Bonos de la Tesoreria de la Republica en pesos,
5.00%, 10/01/28(b)	CLP	95,000,000	95,166
6.00%, 4/01/33(b)	CLP	75,000,000	78,197
5.00%, 3/01/35	CLP	100,000,000	95,765
Corp Nacional del Cobre de Chile,
6.44%, 1/26/36		600,000	599,761
6.30%, 9/08/53		200,000	190,248

Corp. Nacional del Cobre de Chile, 3.00%, 9/30/29		200,000	173,353
Empresa Nacional del Petroleo, 6.15%, 5/10/33(b)		200,000	198,620
Engie Energia Chile S.A., 6.38%, 4/17/34(b)		200,000	197,720
			1,825,919
China – 0.2%
Agile Group Holdings Ltd., 6.05%, 10/13/25		205,000	20,242
China Evergrande Group, 8.75%, 6/28/25(k)		200,000	2,180
Fantasia Holdings Group Co. Ltd., 11.88%, 6/01/23(k)		200,000	3,286
Fortune Star BVI Ltd., 5.00%, 5/18/26		200,000	177,263
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
4.30%, 6/18/29		63,000	59,471
5.00%, 1/15/33		62,000	58,802
Sunac China Holdings Ltd.,
(100% Cash), 6.00%, 9/30/25(b)(f)		18,066	1,807
(100% Cash), 6.25%, 9/30/26(b)(f)		18,088	1,688
(100% Cash), 6.50%, 9/30/27(b)(f)		36,221	2,716
(100% Cash), 6.75%, 9/30/28(b)(f)		54,397	3,784
(100% Cash), 7.00%, 9/30/29(b)(f)		54,463	3,336
(100% Cash), 7.25%, 9/30/30(b)(f)		25,620	1,281
		Par (a)	Value
China (Continued)

Times China Holdings Ltd., 6.20%, 3/22/26(k)		$ 215,000	$ 4,429
Yuzhou Group Holdings Co. Ltd., 6.35%, 1/13/27(k)		200,000	9,500
Zhenro Properties Group Ltd., 6.63%, 1/07/26(k)		200,000	1,520
			351,305
Colombia – 2.0%
AI Candelaria Spain S.A., 5.75%, 6/15/33		250,000	193,321
Colombia Government International Bond,
3.88%, 4/25/27		200,000	185,399
8.00%, 11/14/35		200,000	201,590
7.38%, 9/18/37		183,000	174,380
8.75%, 11/14/53		200,000	206,076
Colombian TES,
6.00%, 4/28/28	COP	226,800,000	50,457
7.75%, 9/18/30	COP	1,803,600,000	408,878
7.00%, 6/30/32	COP	2,029,800,000	421,956
13.25%, 2/09/33	COP	2,188,400,000	640,117
7.25%, 10/18/34	COP	1,393,200,000	282,327
6.25%, 7/09/36	COP	500,100,000	88,764
Ecopetrol S.A.,
8.38%, 1/19/36		420,000	408,302
5.88%, 5/28/45		150,000	106,393

Gran Tierra Energy, Inc., 9.50%, 10/15/29(b)		200,000	188,180
			3,556,140
Costa Rica – 0.2%
Costa Rica Government International Bond,
6.55%, 4/03/34(b)		200,000	202,420
7.30%, 11/13/54(b)		200,000	208,032
			410,452
Czech Republic – 1.1%
Czech Republic Government Bond,
5.50%, 12/12/28	CZK	3,810,000	170,309
2.75%, 7/23/29	CZK	8,230,000	325,503
0.95%, 5/15/30	CZK	8,670,000	304,435
1.75%, 6/23/32	CZK	5,220,000	183,603
2.00%, 10/13/33	CZK	10,070,000	352,758
3.50%, 5/30/35	CZK	15,980,000	629,187
			1,965,795
Dominican Republic – 0.6%
Dominican Republic International Bond,
5.50%, 2/22/29(b)		200,000	190,031

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Dominican Republic (Continued)
Dominican Republic International Bond,
4.50%, 1/30/30(b)	$630,000	$ 562,525
4.88%, 9/23/32(b)	200,000	175,000
6.85%, 1/27/45	200,000	190,054
		1,117,610
Ecuador – 0.4%
Ecuador Government International Bond,
(Step to 6.90% on 7/31/24), 6.00%, 7/31/30(j)	210,164	147,568
0.00%, 7/31/30(e)	81,000	44,060
(Step to 5.50% on 7/31/24), 3.50%, 7/31/35(j)	37,000	20,263
(Step to 5.50% on 7/31/24), 3.50%, 7/31/35(b)(j)	381,291	208,818
(Step to 5.00% on 7/31/24), 2.50%, 7/31/40(j)	400,000	204,000
		624,709
Egypt – 0.6%
Egypt Government International Bond,
5.88%, 2/16/31	200,000	155,660
7.05%, 1/15/32(b)	535,000	433,378
8.50%, 1/31/47	300,000	228,522
7.50%, 2/16/61	400,000	271,656
		1,089,216
El Salvador – 0.3%
El Salvador Government International Bond,
8.63%, 2/28/29	11,000	9,633
0.25%, 4/17/30(b)	150,000	4,156
9.25%, 4/17/30(b)	150,000	134,008
8.25%, 4/10/32	101,000	80,771
7.65%, 6/15/35	38,000	27,350
7.12%, 1/20/50	230,000	147,925
9.50%, 7/15/52	150,000	118,218
		522,061
France – 0.3%
Altice France S.A.,
8.13%, 2/01/27(b)	200,000	150,572
5.13%, 1/15/29(b)	290,000	189,469
TotalEnergies Capital S.A.,
5.15%, 4/05/34	70,000	68,975
5.49%, 4/05/54	65,000	63,247
5.64%, 4/05/64	60,000	58,591
		530,854
		Par (a)	Value
Gabon – 0.3%
Gabon Government International Bond, 6.63%, 2/06/31		$ 600,000	$471,757
Germany – 0.5%
Deutsche Telekom International Finance B.V., 4.38%, 6/21/28(b)		150,000	144,175
RWE Finance U.S. LLC, 5.88%, 4/16/34(b)		150,000	147,150
Volkswagen Group of America Finance LLC, 6.45%, 11/16/30(b)		200,000	206,794
ZF North America Capital, Inc.,
6.88%, 4/14/28(b)		150,000	151,003
6.88%, 4/23/32(b)		225,000	227,361
			876,483
Ghana – 0.3%
Ghana Government International Bond,
7.63%, 5/16/29		400,000	192,648
8.13%, 3/26/32		325,000	156,812
8.63%, 4/07/34		200,000	96,750
			446,210
Guatemala – 0.2%
Guatemala Government Bond,
5.38%, 4/24/32		200,000	186,019
3.70%, 10/07/33(b)		200,000	158,263
			344,282
Hong Kong – 0.1%
Melco Resorts Finance Ltd., 5.38%, 12/04/29		220,000	195,891
Hungary – 1.3%
Hungary Government Bond,
5.50%, 6/24/25	HUF	45,250,000	121,058
2.75%, 12/22/26	HUF	77,250,000	188,557
3.00%, 10/27/27	HUF	62,670,000	149,321
3.25%, 10/22/31	HUF	59,400,000	126,215
4.75%, 11/24/32	HUF	14,850,000	34,406
2.25%, 4/20/33	HUF	224,890,000	420,147
Hungary Government International Bond,
6.13%, 5/22/28(b)		210,000	212,067
5.50%, 6/16/34		250,000	237,625
5.50%, 3/26/36(b)		200,000	186,500
6.75%, 9/25/52(b)		200,000	205,338

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Hungary (Continued)

Magyar Export-Import Bank Zrt., 6.13%, 12/04/27(b)		$ 200,000	$ 199,578
MVM Energetika Zrt, 7.50%, 6/09/28		200,000	205,937
			2,286,749
India – 1.0%
India Government Bond,
7.17%, 4/17/30	INR	3,000,000	35,872
7.18%, 8/14/33	INR	120,260,000	1,438,709

Indiabulls Housing Finance Ltd., 9.70%, 7/03/27(b)		200,000	193,931
			1,668,512
Indonesia – 3.1%
Freeport Indonesia PT, 5.32%, 4/14/32(b)		400,000	378,641
Indonesia Government International Bond,
2.85%, 2/14/30		200,000	174,529
4.70%, 2/10/34		200,000	188,312
5.65%, 1/11/53		200,000	195,666
Indonesia Treasury Bond,
8.38%, 9/15/26	IDR	5,700,000,000	360,523
9.00%, 3/15/29	IDR	4,814,000,000	317,976
6.88%, 4/15/29	IDR	7,360,000,000	447,444
7.00%, 9/15/30	IDR	3,482,000,000	212,034
6.38%, 4/15/32	IDR	3,817,000,000	223,336
7.50%, 8/15/32	IDR	5,944,000,000	371,773
7.00%, 2/15/33	IDR	9,146,000,000	560,690
6.63%, 2/15/34	IDR	18,425,000,000	1,083,799
8.38%, 3/15/34	IDR	2,453,000,000	163,080
7.50%, 6/15/35	IDR	2,678,000,000	168,299
8.38%, 4/15/39	IDR	1,562,000,000	106,383
Perusahaan Penerbit SBSN Indonesia III,
4.70%, 6/06/32(b)		200,000	189,237
5.60%, 11/15/33(b)		200,000	200,977
			5,342,699
Ireland – 0.2%
GGAM Finance Ltd., 6.88%, 4/15/29(b)		100,000	99,906
Smurfit Kappa Treasury ULC, 5.44%, 4/03/34(b)		200,000	193,525
			293,431
Israel – 1.3%
Energean Israel Finance Ltd.,
4.88%, 3/30/26(b)		354,568	333,181
5.38%, 3/30/28(b)		156,582	138,750
	Par (a)	Value
Israel (Continued)
Israel Government International Bond,
5.38%, 3/12/29	$200,000	$ 195,750
5.50%, 3/12/34	200,000	189,250

Leviathan Bond Ltd., 6.75%, 6/30/30(b)	215,000	191,619
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	60,000	57,006
Teva Pharmaceutical Finance Netherlands III B.V.,
3.15%, 10/01/26	400,000	370,568
7.88%, 9/15/29	200,000	209,975
4.10%, 10/01/46	787,000	524,692
		2,210,791
Italy – 0.4%
Intesa Sanpaolo S.p.A., 6.63%, 6/20/33(b)	400,000	402,970
Telecom Italia Capital S.A.,
6.38%, 11/15/33	70,000	61,845
6.00%, 9/30/34	10,000	8,420
7.20%, 7/18/36	59,000	53,445

UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(h)	200,000	184,024
		710,704
Ivory Coast – 0.2%
Ivory Coast Government International Bond,
6.13%, 6/15/33	200,000	173,170
8.25%, 1/30/37(b)	200,000	191,080
		364,250
Jamaica – 0.1%
Jamaica Government International Bond, 8.00%, 3/15/39	100,000	115,350
Japan – 0.4%
Mitsubishi UFJ Financial Group, Inc., (1Y US Treasury CMT + 1.00%), 5.43%, 4/17/35(h)	200,000	195,133
Nippon Life Insurance Co., (5Y US Treasury CMT + 2.59%), 5.95%, 4/16/54(b)(h)	70,000	68,063
SoftBank Group Corp., 4.63%, 7/06/28	405,000	366,542
		629,738

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Jordan – 0.3%
Jordan Government International Bond,
7.75%, 1/15/28(b)		$ 200,000	$199,000
7.50%, 1/13/29(b)		200,000	196,690
7.38%, 10/10/47		200,000	170,150
			565,840
Kazakhstan – 0.4%
KazMunayGas National Co. JSC,
4.75%, 4/19/27		400,000	383,304
5.75%, 4/19/47		300,000	247,748
			631,052
Kenya – 0.3%
Republic of Kenya Government International Bond,
7.00%, 5/22/27		200,000	192,604
6.30%, 1/23/34		205,000	161,973
8.25%, 2/28/48		200,000	168,000
			522,577
Lebanon – 0.0%(d)
Lebanon Government International Bond,
6.10%, 10/04/22(k)		200,000	10,580
6.00%, 1/27/23(k)		245,000	15,619
6.65%, 4/22/24(k)		150,000	9,562
6.60%, 11/27/26(k)		125,000	7,913
8.25%, 5/17/34(k)		225,000	15,096
			58,770
Luxembourg – 0.1%
Altice Financing S.A., 5.00%, 1/15/28(b)		240,000	189,410
Macau – 0.5%
MGM China Holdings Ltd., 4.75%, 2/01/27(b)		210,000	198,208
Sands China Ltd., 5.40%, 8/08/28		200,000	193,650
Studio City Finance Ltd., 5.00%, 1/15/29(b)		200,000	170,092
Wynn Macau Ltd.,
5.50%, 1/15/26(b)		200,000	194,110
5.13%, 12/15/29(b)		200,000	176,611
			932,671
Malaysia – 1.7%
Malaysia Government Bond,
3.73%, 6/15/28	MYR	3,553,000	742,442
3.89%, 8/15/29	MYR	3,048,000	641,218
4.76%, 4/07/37	MYR	2,369,000	530,632
		Par (a)	Value
Malaysia (Continued)
Malaysia Government Bond,
4.89%, 6/08/38	MYR	$ 2,185,000	$ 495,557
3.76%, 5/22/40	MYR	778,000	155,364

Malaysia Government Investment Issue, 3.47%, 10/15/30	MYR	1,720,000	352,037
			2,917,250
Mexico – 3.4%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy, 7.88%, 2/15/39(b)		200,000	209,450
Cemex S.A.B. de C.V.,
(5Y US Treasury CMT + 4.53%), 5.13%, 6/08/26(b)(g)(h)		200,000	192,336
(5Y US Treasury CMT + 5.16%), 9.13%, 3/14/28(b)(g)(h)		275,000	295,113
Mexican Bonos,
5.75%, 3/05/26	MXN	7,445,100	399,045
8.50%, 5/31/29	MXN	4,754,500	260,551
7.75%, 5/29/31	MXN	11,900,900	616,041
7.50%, 5/26/33	MXN	12,932,800	644,279
10.00%, 11/20/36	MXN	1,224,400	71,831
8.50%, 11/18/38	MXN	10,499,200	543,556
7.75%, 11/13/42	MXN	5,936,800	279,943
Mexico Government International Bond,
6.35%, 2/09/35		400,000	397,509
6.34%, 5/04/53		330,000	306,976
Petroleos Mexicanos,
6.50%, 3/13/27		200,000	187,311
5.95%, 1/28/31		557,000	439,483
6.70%, 2/16/32		400,000	327,084
6.63%, 6/15/35		397,000	293,274
6.38%, 1/23/45		104,000	64,456
6.75%, 9/21/47		340,000	217,070
7.69%, 1/23/50		156,000	108,610
			5,853,918
Morocco – 0.2%
Morocco Government International Bond, 5.95%, 3/08/28(b)		200,000	198,360
OCP S.A., 7.50%, 5/02/54(b)		200,000	194,288
			392,648
Mozambique – 0.1%
Mozambique International Bond, 9.00%, 9/15/31		200,000	168,645

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Netherlands – 0.3%
ING Groep N.V., (SOFR + 1.77%), 5.55%, 3/19/35(h)		$200,000	$ 192,602
Ziggo Bond Co. B.V., 6.00%, 1/15/27(b)		345,000	339,195
			531,797
Nigeria – 0.5%
Nigeria Government International Bond,
6.13%, 9/28/28(b)		200,000	176,000
7.38%, 9/28/33		400,000	331,720
7.70%, 2/23/38(b)		390,000	306,719
			814,439
Oman – 0.6%
Mazoon Assets Co. SAOC, 5.50%, 2/14/29(b)		200,000	196,500
Oman Government International Bond,
6.00%, 8/01/29		200,000	199,906
6.25%, 1/25/31(b)		700,000	706,032
			1,102,438
Pakistan – 0.4%
Pakistan Government International Bond,
6.00%, 4/08/26(b)		200,000	179,492
6.88%, 12/05/27		335,000	287,329
7.38%, 4/08/31		200,000	158,292
			625,113
Panama – 0.7%
Panama Government International Bond,
3.16%, 1/23/30		200,000	162,715
2.25%, 9/29/32		200,000	138,160
6.40%, 2/14/35		450,000	412,472
7.88%, 3/01/57		525,000	513,323
			1,226,670
Paraguay – 0.1%
Paraguay Government International Bond, 6.00%, 2/09/36(b)		200,000	194,510
Peru – 0.7%
Cia de Minas Buenaventura S.A.A., 5.50%, 7/23/26		200,000	191,781
Peru Government Bond,
6.15%, 8/12/32	PEN	417,000	104,652
7.30%, 8/12/33(b)	PEN	400,000	107,090
5.40%, 8/12/34	PEN	525,000	120,611
		Par (a)	Value
Peru (Continued)
Peruvian Government International Bond,
2.78%, 1/23/31		$ 326,000	$ 270,547
7.30%, 8/12/33(b)	PEN	270,000	72,286
3.00%, 1/15/34		90,000	70,425
6.90%, 8/12/37	PEN	1,134,000	285,670
			1,223,062
Philippines – 0.3%
Philippine Government International Bond,
3.56%, 9/29/32		300,000	260,231
3.20%, 7/06/46		350,000	236,984
			497,215
Poland – 1.6%
Republic of Poland Government Bond,
3.25%, 7/25/25	PLN	1,011,000	243,453
2.50%, 7/25/26	PLN	1,665,000	386,674
2.50%, 7/25/27	PLN	981,000	221,532
2.75%, 10/25/29	PLN	1,005,000	215,706
1.25%, 10/25/30	PLN	2,014,000	381,922
1.75%, 4/25/32	PLN	2,257,000	418,808
Republic of Poland Government International Bond,
4.63%, 3/18/29		240,000	233,014
4.88%, 10/04/33		532,000	506,734
5.50%, 3/18/54		158,000	148,144
			2,755,987
Qatar – 0.1%
QatarEnergy, 2.25%, 7/12/31		200,000	162,460
Romania – 1.3%
Romania Government Bond,
3.25%, 6/24/26	RON	1,710,000	346,812
5.80%, 7/26/27	RON	620,000	131,220
5.00%, 2/12/29	RON	470,000	94,678
7.35%, 4/28/31	RON	1,605,000	357,633
6.70%, 2/25/32	RON	2,280,000	486,754
Romanian Government International Bond,
6.63%, 2/17/28(b)		100,000	101,150
5.88%, 1/30/29(b)		200,000	195,700
7.13%, 1/17/33(b)		280,000	288,910
6.38%, 1/30/34(b)		120,000	117,240
7.63%, 1/17/53(b)		170,000	181,050
			2,301,147

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Saudi Arabia – 1.0%
Saudi Government International Bond,
4.75%, 1/16/30(b)		$ 604,000	$ 582,256
5.00%, 1/16/34		200,000	192,816
5.75%, 1/16/54(b)		406,000	378,595

TMS Issuer S.a.r.l., 5.78%, 8/23/32		600,000	602,700
			1,756,367
Senegal – 0.1%
Senegal Government International Bond, 6.25%, 5/23/33		200,000	168,508
South Africa – 2.5%
Eskom Holdings SOC Ltd., 8.45%, 8/10/28		400,000	393,160
Republic of South Africa Government Bond,
7.00%, 2/28/31	ZAR	1,611,193	68,762
8.25%, 3/31/32	ZAR	12,846,227	568,213
8.88%, 2/28/35	ZAR	15,121,863	647,658
8.50%, 1/31/37	ZAR	15,024,445	596,947
9.00%, 1/31/40	ZAR	10,406,227	413,291
8.75%, 1/31/44	ZAR	19,949,000	752,808
Republic of South Africa Government International Bond,
4.85%, 9/30/29		300,000	266,772
5.00%, 10/12/46		200,000	131,174
5.65%, 9/27/47		200,000	141,380

Sasol Financing USA LLC, 8.75%, 5/03/29(b)		200,000	201,117
Stillwater Mining Co., 4.50%, 11/16/29		200,000	156,832
			4,338,114
Spain – 0.2%
Banco Santander S.A., 6.35%, 3/14/34		200,000	195,073
CaixaBank S.A., (SOFR + 2.26%), 6.04%, 6/15/35(b)(h)		200,000	195,493
			390,566
Sri Lanka – 0.2%
Sri Lanka Government International Bond, 6.75%, 4/18/28		600,000	339,212
Switzerland – 0.2%
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)		41,000	33,066
		Par (a)	Value
Switzerland (Continued)
UBS A.G., 5.65%, 9/11/28		$ 200,000	$ 200,918
UBS Group A.G., (1Y US Treasury CMT + 2.00%), 6.30%, 9/22/34(b)(h)		200,000	203,025
			437,009
Thailand – 1.5%
Thailand Government Bond,
2.25%, 3/17/27	THB	18,076,000	485,830
1.60%, 12/17/29	THB	19,701,000	504,387
2.00%, 12/17/31	THB	8,427,000	216,843
3.35%, 6/17/33	THB	16,023,000	453,042
1.59%, 12/17/35	THB	5,110,000	120,597
3.30%, 6/17/38	THB	11,699,000	325,463
3.45%, 6/17/43	THB	15,170,000	419,955
			2,526,117
Turkey – 1.2%
Akbank T.A.S., (5Y US Treasury CMT + 5.27%), 9.37%, 3/14/29(b)(g)(h)		200,000	197,784
Hazine Mustesarligi Varlik Kiralama AS, 8.51%, 1/14/29(b)		400,000	420,560
Istanbul Metropolitan Municipality, 10.50%, 12/06/28(b)		200,000	214,000
Sisecam UK PLC, 8.63%, 5/02/32(b)		200,000	202,640
Turkiye Government International Bond,
9.13%, 7/13/30		400,000	430,000
5.75%, 5/11/47		225,000	166,219

Turkiye Vakiflar Bankasi T.A.O., (5Y US Treasury CMT + 5.49%), 10.12%, 4/24/29(b)(g)(h)		200,000	200,500
Yapi ve Kredi Bankasi A.S., (5Y US Treasury CMT + 5.28%), 9.25%, 1/17/34(b)(h)		200,000	204,464
			2,036,167
Ukraine – 0.3%
Ukraine Government International Bond,
7.75%, 9/01/27		100,000	28,000
7.75%, 9/01/27		300,000	84,288
7.75%, 9/01/28		100,000	27,994
6.88%, 5/21/31		200,000	49,720
7.25%, 3/15/35		600,000	147,851
7.75%, 8/01/41(c)(l)		191,000	101,230
			439,083

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
United Arab Emirates – 0.7%
Finance Department Government of Sharjah,
6.50%, 11/23/32(b)	$400,000	$ 404,000
6.13%, 3/06/36(b)	200,000	194,500

Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(b)	206,050	157,771
MDGH GMTN RSC Ltd.,
5.50%, 4/28/33	200,000	200,300
5.88%, 5/01/34	200,000	205,138
		1,161,709
United Kingdom – 1.4%
Ardonagh Finco Ltd., 7.75%, 2/15/31(b)	200,000	196,810
Ardonagh Group Finance Ltd., 8.88%, 2/15/32(b)	200,000	194,808
Astrazeneca Finance LLC,
4.85%, 2/26/29	101,000	99,450
5.00%, 2/26/34	101,000	98,249
BAT Capital Corp.,
7.08%, 8/02/43	54,000	55,944
7.08%, 8/02/53	75,000	78,497

Global Auto Holdings Ltd./AAG FH UK Ltd., 8.38%, 1/15/29(b)	400,000	380,980
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden U.S. Refinance LLC, 7.25%, 2/15/31(b)	200,000	197,444
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(b)	200,000	188,188
LSEGA Financing PLC, 1.38%, 4/06/26(b)	200,000	184,716
Macquarie Airfinance Holdings Ltd.,
6.40%, 3/26/29(b)	15,000	14,956
6.50%, 3/26/31(b)	180,000	180,134

Reynolds American, Inc., 5.85%, 8/15/45	16,000	14,421
Smith & Nephew PLC, 5.40%, 3/20/34	75,000	72,293
Swiss RE Subordinated Finance PLC, (3M CME Term SOFR + 1.81%), 5.70%, 4/05/35(b)(h)	200,000	193,200
	Par (a)	Value
United Kingdom (Continued)

Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)	$250,000	$ 227,235
Vodafone Group PLC, (5Y US Treasury CMT + 3.07%), 5.13%, 6/04/81(h)	15,000	10,987
		2,388,312
Uruguay – 0.0%(d)
Uruguay Government International Bond, 5.10%, 6/18/50	30,000	27,285
Uzbekistan – 0.1%
Republic of Uzbekistan International Bond, 3.90%, 10/19/31	200,000	159,196
Zambia – 0.5%
First Quantum Minerals Ltd.,
9.38%, 3/01/29(b)	490,000	506,256
8.63%, 6/01/31(b)	200,000	193,579

Zambia Government International Bond, 5.38%, 9/20/22(m)	300,000	197,400
		897,235
Total Foreign Issuer Bonds (Cost $83,582,436)		80,794,867

Mortgage-Backed Securities – 0.6%
Commercial Mortgage-Backed Securities – 0.5%
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.03%, 5/10/47(b)(n)	175,000	135,641
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.92%, 10/15/45(b)	96,246	90,467
GS Mortgage Securities Trust,
Series 2011-GC5, Class C, 5.30%, 8/10/44(b)(n)	35,000	26,962
Series 2011-GC5, Class D, 5.30%, 8/10/44(b)(n)	315,000	149,737

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.36%, 2/15/46(b)	100,000	88,017

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.21%, 8/15/46(n)	$110,000	$ 67,283
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.42%, 10/15/30(b)(n)	100,000	61,727
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class C, 4.46%, 8/15/50	75,000	51,421
Series 2016-C36, Class C, 4.25%, 11/15/59(n)	45,000	37,704
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class D, 6.05%, 3/15/44(b)(n)	56,647	21,667
Series 2012-C10, Class C, 4.48%, 12/15/45(n)	120,000	93,127
		823,753
Specialty Finance – 0.1%
GS Mortgage Securities Trust,
Series 2013-GC13, Class C, 3.97%, 7/10/46(b)(n)	320,000	264,365
Series 2014-GC22, Class D, 4.83%, 6/10/47(b)	50,000	13,869
		278,234
Total Mortgage-Backed Securities (Cost $1,570,013)		1,101,987

Term Loans – 2.1%(c)
Advertising & Marketing – 0.1%
Planet US Buyer LLC, Term B Loan, (3M USD CME Term SOFR + 3.50%), 8.81%, 2/07/31	114,000	114,422
Aerospace & Defense – 0.0%(d)
TransDigm, Inc., Tranche J Term Loan, (3M USD CME Term SOFR + 3.25%), 8.56%, 2/28/31	57,855	58,169
Asset Management – 0.0%(d)
HighTower Holding LLC, Initial Term Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.59%, 4/21/28	85,780	86,049
	Par (a)	Value
Chemicals – 0.1%
Chemours Co., The Tranche B-3 US$ Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.82%, 8/18/28	$100,495	$100,307
Commercial Support Services – 0.1%
Creative Artists Agency LLC, Incremental Term B-2 Loan, 11/27/28(o)	197,574	198,179
VT Topco, Inc., Incremental Term Loan, 8/09/30(o)	56,384	56,525
		254,704
Consumer Non-Cyclical – 0.1%
IVC Acquisition Ltd., Facility B9, (3M USD CME Term SOFR + 5.50%, 0.50% Floor), 10.81%, 12/12/28	96,758	96,830
Electric Utilities – 0.0%(d)
Talen Energy Supply LLC, Initial Term B Loan, (3M USD CME Term SOFR + 4.50%, 0.50% Floor), 9.83%, 5/17/30	61,485	61,588
Talen Energy Supply LLC, Initial Term C Loan, 5/17/30(o)	11,960	11,980
		73,568
Food – 0.1%
Chobani LLC, 2023 Additional Term Loan, (1M USD CME Term SOFR + 3.75%), 9.07%, 10/25/27	124,688	125,272
Health Care Facilities & Services – 0.2%
Inception Finco S.a r.l. Term Loan B, 3/17/31(o)	147,822	147,546
Star Parent, Inc., Term Loan, (3M USD CME Term SOFR + 4.00%), 9.31%, 9/27/30	165,740	165,637
		313,183
Home Construction – 0.0%(d)
MI Windows and Doors LLC, 2024 Incremental Term Loan, 3/28/31(o)	72,790	73,093
Institutional Financial Services – 0.1%
Eisner Advisory Group LLC, February 2024 Incremental Term Loan, 2/28/31(o)	87,000	87,436

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Insurance – 0.4%
Acrisure LLC, 2020 Term Loan, (1M USD Syn LIBOR + 3.50%), 8.93%, 2/15/27	$343,888	$343,180
AssuredPartners, Inc., 2024 Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.82%, 2/14/31	56,000	56,236
Asurion LLC, New B-11 Term Loan,
8/19/28 (o)	95,758	93,260
(1M USD CME Term SOFR + 4.25%), 9.67%, 8/19/28	48,877	47,601

Truist Insurance Holdings LLC, Term Loan, 3/08/32(o)	72,778	73,370
USI, Inc., 2023 Second Funding New Term Loan, (3M USD CME Term SOFR + 3.25%), 8.55%, 9/27/30	17,177	17,220
USI, Inc., 2023-B Term Loan, (3M USD CME Term SOFR + 3.00%), 8.30%, 11/22/29	71,101	71,239
		702,106
Internet Media & Services – 0.1%
MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental Term Loan, (1M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.57%, 5/03/28	61,460	61,208
Stubhub Holdco Sub LLC, Extended USD Term B Loan, (1M USD CME Term SOFR + 4.75%), 10.07%, 3/15/30	75,246	75,175
		136,383
Leisure Facilities & Services – 0.1%
Carnival Corp., 2024 Repricing Advance,
(1M USD CME Term SOFR + 2.75%, 0.75% Floor), 8.07%, 8/08/27	20,110	20,210
(1M USD CME Term SOFR + 2.75%, 0.75% Floor), 8.07%, 10/18/28	200,297	200,925
		221,135
	Par (a)	Value
Medical Equipment & Devices – 0.2%
Bausch + Lomb Corp., Initial Term Loan,
5/10/27 (o)	$141,491	$ 140,518
(1M USD CME Term SOFR + 3.25%, 0.50% Floor), 8.67%, 5/10/27	144,618	143,625
		284,143
Publishing & Broadcasting – 0.1%
Cengage Learning, Inc., Term B Loan, 3/24/31(o)	197,325	197,678
Retail - Discretionary – 0.0%(d)
Edelman Financial Engines Center LLC, The Initial Term Loan,
4/07/28 (o)	49,744	49,755
(1M USD CME Term SOFR + 3.50%), 8.93%, 4/07/28	34,821	34,828
		84,583
Software – 0.2%
Cotiviti, Inc., Initial Floating Rate Term Loan, 5/01/31(o)	146,000	146,121
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.), 2021 Term Loan, 12/16/25(o)	149,614	149,100
UKG, Inc., 2024 Refinancing Term Loan, 2/10/31(o)	7,000	7,030
		302,251
Technology Services – 0.1%
Neptune BidCo US, Inc., Dollar Term B Loan, (3M USD CME Term SOFR + 5.00%, 0.50% Floor), 10.41%, 4/11/29	131,580	123,393
Transportation & Logistics – 0.1%
PODS LLC, Initial Term Loan, (3M USD CME Term SOFR + 3.00%, 0.75% Floor), 8.59%, 3/31/28	147,749	141,839
Total Term Loans (Cost $3,564,051)		3,576,544

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par(a)	Value
U.S. Government Obligations – 1.1%
Sovereign Government – 0.0%(d)
4.63%, 4/30/29	$ 3,700	$ 3,686
4.63%, 4/30/31	86,000	85,597
		89,283
U.S. Treasury Bonds – 0.3%
4.50%, 2/15/44	268,400	254,812
4.75%, 11/15/53	301,600	300,045
		554,857
U.S. Treasury Notes – 0.8%
2.13%, 5/15/25	290,000	280,909
4.50%, 3/31/26	115,000	113,845
4.00%, 2/15/34	1,014,800	960,889
		1,355,643
Total U.S. Government Obligations (Cost $2,019,423)		1,999,783

	Number of Shares
Warrants – 0.0%(d)
Engineering & Construction – 0.0%(d)
Mcdermott International Ltd., Class A(p)*	3,868	—
Mcdermott International Ltd., Class B(p)*	4,298	—
Total Warrants (Cost $6,000)		—

	Par (a)/Number of Shares
Short-Term Investments – 4.5%
Asset Management – 0.1%
UBS A.G., 5.13%, 5/15/24	200,000	199,701
Corporate Bonds – 0.0%(d)
Goldman Sachs Group (The), Inc., 3.50%, 4/01/25	38,000	37,243
Electric Utilities – 0.1%
Avangrid, Inc., 3.15%, 12/01/24	47,000	46,248

Dominion Energy, Inc., 3.07%, 8/15/24	38,000	37,666

Iberdrola International B.V., 5.81%, 3/15/25	33,000	32,968
		116,882
		Par (a)/Number of Shares	Value
Foreign Issuer Bonds – 0.0%(d)
Global Aircraft Leasing Co. Ltd., (100% Cash), 6.50%, 9/15/24(b)(f)		3,361	$ 3,179
Money Market Fund – 1.9%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(q)		3,380,875	3,380,875
Oil & Gas Producers – 0.2%
Energy Transfer L.P., (3M CME Term SOFR + 4.29%), 9.60%, 5/17/24(c)(g)		315,000	315,029
Real Estate Owners & Developers – 0.0%(d)
Kaisa Group Holdings Ltd., 9.38%, 6/30/24(k)		200,000	5,000
Software – 0.1%
CyberArk Software Ltd., 0.00%, 11/15/24(e)		10,000	15,330

Oracle Corp., 2.50%, 4/01/25		120,000	116,495
			131,825
Sovereign Government – 2.0%
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/01/25	BRL	5,295,000	1,015,441

Czech Republic Government Bond, 1.25%, 2/14/25	CZK	8,090,000	335,233
Egypt Treasury Bills,
26.51%, 6/11/24(r)	EGP	18,075,000	368,229
24.79%, 9/10/24(r)	EGP	21,200,000	406,713
24.75%, 9/17/24(r)	EGP	19,125,000	365,252
22.44%, 12/10/24(r)	EGP	4,750,000	86,045
22.78%, 12/17/24(r)	EGP	7,550,000	136,177

Ethiopia International Bond, 6.63%, 12/11/24		200,000	140,356

Lebanon Government International Bond, 6.20%, 2/26/25(k)		150,000	9,978

Malaysia Government Bond, 3.88%, 3/14/25	MYR	2,554,000	537,431

Nigeria Treasury Bill, 20.13%, 3/27/25(r)	NGN	30,000,000	18,112

Romania Government Bond, 4.75%, 2/24/25	RON	360,000	76,442
			3,495,409
Specialty Finance – 0.1%
OneMain Finance Corp., 6.88%, 3/15/25		100,000	100,655

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)/Number of Shares	Value
Transportation & Logistics – 0.0%(d)
U.S. Airways Pass Through Trust, Series 2012-1, Class A, 5.90%, 10/01/24	15,031	$ 15,002
Total Short-Term Investments (Cost $7,864,594)		7,800,800

Number of Contracts		Notional Amount
Purchased Options – 0.0%(d)
Put Options - Over the Counter – 0.0%(d)
U.S. Dollar vs. Euro, Strike Price USD 1.07, Expires 7/11/24, Counterparty: Barclays	1	2,579,439 (s)	28,651
Total Purchased Options (Premiums Paid $24,792)			28,651

Total Investments – 99.2% (Cost $179,569,429)	172,048,333
Total Written Options — 0.0%(d) (Premiums Received $7,022)	(6,920)
Other Assets less Liabilities – 0.8%(t)	1,306,480
NET ASSETS – 100.0%	$173,354,813
Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $59,351,119 or 34.24% of net assets.
(c)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(d)	Amount rounds to less than 0.05%.
(e)	Zero coupon bond.
(f)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(g)	Perpetual bond. Maturity date represents next call date.
(h)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2024 is disclosed.
(i)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2024.
(j)	Step coupon bond. Rate as of April 30, 2024 is disclosed.
(k)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(l)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(m)	Issuer has defaulted on terms of debt obligation.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2024 is disclosed.
(o)	Position is unsettled. Contract rate was not determined at April 30, 2024 and does not take effect until settlement date.
(p)	Investment is valued using significant unobservable inputs (Level 3).
(q)	7-day current yield as of April 30, 2024 is disclosed.
(r)	Discount rate at the time of purchase.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
(s)	The notional amount is EUR.
(t)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts, futures and written option contracts.
*	Non-Income Producing Security

Abbreviations:

1Y	1 Year
1M	1 Month
3M	3 Month
5Y	5 Year
10Y	10 Year
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GMTN	Global Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JSC	Joint Stock Company
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sole
PLC	Public Limited Company
PLN	Polish Zloty
RON	Romania New Leu
S&P	Standards & Poor's
SOFR	United States Secured Overnight Financing Rate
THB	Thai Baht
ULC	Unlimited Liability Corporation
USD	United States Dollar
ZAR	South African Rand
Concentration by Currency (%)(a)
U.S. Dollar	77.4
All other currencies less than 5%	22.6
Total	100.0
(a) Percentages shown are based on Net Assets.
Composition by Type (%)(a)
Non-Government	64.3
Sovereign	34.9
Others (b)	0.8
Total	100.0
(a) Percentages shown are based on Net Assets.
(b) Includes Other.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Futures Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	5	6/18/2024	USD	537,188	$ (3,047)
Ultra U.S. Treasury Bond	6	6/18/2024	USD	717,375	(38,760)
2-Year U.S. Treasury Note	26	6/28/2024	USD	5,269,062	(50,244)
5-Year U.S. Treasury Note	4	6/28/2024	USD	418,969	(7,227)
Total Long Contracts					$ (99,278)
Short Contracts
U.S. Treasury Long Bond	(2)	6/18/2024	USD	227,625	$ 12,000
Ultra 10-Year U.S. Treasury Note	(53)	6/18/2024	USD	5,841,594	205,290
Total Short Contracts					$217,290
					$118,012

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

5/02/24	U.S. Dollars	2,700,000	Thai Baht	98,253,000	Morgan Stanley	$ 48,813
6/13/24	U.S. Dollars	1,484,300	Peruvian Nuevo Soles	5,473,356	JPMorgan Chase	31,193
6/12/24	U.S. Dollars	742,200	Euro	675,612	BNP Paribas	19,880
10/28/24	Turkish Lira	14,230,700	U.S. Dollars	340,000	Deutsche Bank	19,002
3/03/25	Turkish Lira	10,582,642	U.S. Dollars	220,502	BNP Paribas	16,974
5/20/24	U.S. Dollars	1,831,639	Thai Baht	67,221,168	Bank of America	14,767
6/07/24	U.S. Dollars	848,227	South Korean Won	1,157,660,000	JPMorgan Chase	11,409
6/13/24	Chilean Pesos	1,434,130,660	U.S. Dollars	1,484,300	JPMorgan Chase	8,829
6/12/24	U.S. Dollars	723,011	Brazilian Reals	3,724,953	Goldman Sachs	8,596
7/15/24	South African Rand	17,264,334	U.S. Dollars	902,946	JPMorgan Chase	8,554
12/11/24	U.S. Dollars	233,441	Egyptian Pounds	11,577,862	JPMorgan Chase	7,975
9/18/24	Turkish Lira	6,134,647	U.S. Dollars	154,749	Barclays	7,437
3/03/25	Turkish Lira	5,238,277	U.S. Dollars	110,233	JPMorgan Chase	7,314
5/20/24	U.S. Dollars	554,877	Thai Baht	20,336,237	Barclays	5,223
5/20/24	U.S. Dollars	549,492	Thai Baht	20,147,118	Morgan Stanley	4,950
5/20/24	U.S. Dollars	549,492	Thai Baht	20,164,971	JPMorgan Chase	4,467
7/22/24	Chilean Pesos	452,824,721	U.S. Dollars	467,456	Citibank	3,887
7/15/24	South African Rand	3,980,537	U.S. Dollars	208,269	Bank of America	1,890
10/15/24	Turkish Lira	6,363,000	U.S. Dollars	161,680	Barclays	1,317
10/28/24	Turkish Lira	16,133,789	U.S. Dollars	406,700	JPMorgan Chase	312
7/15/24	U.S. Dollars	1,121,930	South African Rand	21,244,870	Morgan Stanley	271
Total Unrealized Appreciation						$ 233,060

12/11/24	U.S. Dollars	42,858	Egyptian Pounds	2,337,901	JPMorgan Chase	$ (2,670)
6/20/24	Malaysian Ringgit	625,793	U.S. Dollars	134,175	Morgan Stanley	(3,223)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
12/11/24	Egyptian Pounds	4,938,536	U.S. Dollars	102,396	Bank of America	$ (6,223)
9/18/24	Turkish Lira	6,561,000	U.S. Dollars	180,000	Morgan Stanley	(6,542)
9/18/24	Turkish Lira	9,794,664	U.S. Dollars	268,200	JPMorgan Chase	(9,252)
12/11/24	Egyptian Pounds	8,977,226	U.S. Dollars	184,312	JPMorgan Chase	(9,490)
7/11/24	Thai Baht	31,857,421	U.S. Dollars	874,255	Bank of America	(9,585)
6/11/24	Polish Zloty	1,174,072	U.S. Dollars	299,780	ING	(10,492)
6/07/24	South Korean Won	457,660,000	U.S. Dollars	344,229	JPMorgan Chase	(13,409)
7/15/24	Mexican Pesos	10,576,217	U.S. Dollars	623,800	Bank of America	(14,072)
6/11/24	Polish Zloty	2,520,161	U.S. Dollars	639,116	Barings	(18,154)
6/12/24	Brazilian Reals	3,724,953	U.S. Dollars	742,200	BNP Paribas	(27,785)
6/07/24	South Korean Won	700,000,000	U.S. Dollars	534,784	Bank of America	(28,787)
5/02/24	Thai Baht	98,253,000	U.S. Dollars	2,692,158	JPMorgan Chase	(40,971)
Total Unrealized Depreciation						$(200,655)
Net Unrealized Appreciation						$ 32,405

Written Put Option Contracts outstanding at April 30, 2024: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
U.S. Dollar vs. Euro	Barclays	1	EUR	2,653,846	USD	1.04	7/11/2024	$ (6,920)
Total Written OTC Put Options Contracts (Premiums Received $7,022)								$(6,920)
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 498,658	$—	$ 498,658
Common Stocks	328,709	—	—	328,709
Convertible Bonds	—	2,757,278	—	2,757,278
Convertible Preferred Stocks	157,972	—	—	157,972
Corporate Bonds	—	73,003,084	—	73,003,084
Foreign Issuer Bonds	—	80,794,867	—	80,794,867
Mortgage-Backed Securities	—	1,101,987	—	1,101,987
Term Loans	—	3,576,544	—	3,576,544
U.S. Government Obligations	—	1,999,783	—	1,999,783
Warrants	—	—	—*	—
Short-Term Investments	3,380,875	4,419,925	—	7,800,800
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Purchased Options	$ —	$ 28,651	$—	$ 28,651
Total Investments	$3,867,556	$168,180,777	$—	$172,048,333

*Includes securities determined to have no value as of April 30, 2024.

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$217,290	$ —	$—	$ 217,290
Forward Foreign Currency Exchange Contracts	—	233,060	—	233,060
Total Assets - Derivative Financial Instruments	$217,290	$ 233,060	$—	$ 450,350
Liabilities:
Futures Contracts	$ (99,278)	$ —	$—	$ (99,278)
Forward Foreign Currency Exchange Contracts	—	(200,655)	—	(200,655)
Written Options	—	(6,920)	—	(6,920)
Total Liabilities - Derivative Financial Instruments	$ (99,278)	$(207,575)	$—	$(306,853)
Net Derivative Financial Instruments	$118,012	$ 25,485	$—	$ 143,497
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Common Stocks – 52.0%
Advertising & Marketing – 1.9%
Dentsu Group, Inc. (Japan)	1,900	$ 51,401
Omnicom Group, Inc.	59,701	5,542,641
WPP PLC (United Kingdom)	4,527	45,375
		5,639,417
Aerospace & Defense – 0.0%(a)
BAE Systems PLC (United Kingdom)	5,786	96,234
Rolls-Royce Holdings PLC (United Kingdom)*	6,915	35,460
		131,694
Asset Management – 0.1%
3i Group PLC (United Kingdom)	1,128	40,300
Charles Schwab (The) Corp.	4,682	346,234
St. James's Place PLC (United Kingdom)	4,313	23,339
		409,873
Automotive – 0.8%
Bridgestone Corp. (Japan)	7,700	339,778
Denso Corp. (Japan)	9,600	163,614
Honda Motor Co. Ltd. (Japan)	40,700	463,068
Nissan Motor Co. Ltd. (Japan)	37,400	136,873
Stanley Electric Co. Ltd. (Japan)	8,400	148,655
Sumitomo Electric Industries Ltd. (Japan)	5,700	88,101
Toyota Motor Corp. (Japan)	44,500	1,014,982
		2,355,071
Banking – 4.6%
Bank of America Corp.	35,307	1,306,712
Barclays PLC (United Kingdom)	22,513	56,762
Citigroup, Inc.	13,660	837,768
Citizens Financial Group, Inc.	19,363	660,472
Comerica, Inc.	4,331	217,286
Fifth Third Bancorp	18,611	678,557
HSBC Holdings PLC (United Kingdom)	33,220	287,949
Huntington Bancshares, Inc.	60,869	819,905
JPMorgan Chase & Co.	5,637	1,080,838
KeyCorp	33,714	488,516
Lloyds Banking Group PLC (United Kingdom)	147,527	95,211
M&T Bank Corp.	6,400	924,096
	Number of Shares	Value
Banking (Continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	30,800	$ 306,810
Mizuho Financial Group, Inc. (Japan)	4,900	94,713
NatWest Group PLC (United Kingdom)	12,619	47,629
PNC Financial Services Group (The), Inc.	6,330	970,136
Regions Financial Corp.	22,796	439,279
Resona Holdings, Inc. (Japan)	12,500	79,047
Standard Chartered PLC (United Kingdom)	6,624	56,910
Sumitomo Mitsui Financial Group, Inc. (Japan)	7,100	403,307
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	12,800	269,118
Truist Financial Corp.	24,030	902,327
U.S. Bancorp	23,498	954,724
Wells Fargo & Co.	27,891	1,654,494
		13,632,566
Beverages – 0.2%
Asahi Group Holdings Ltd. (Japan)	2,100	71,839
Diageo PLC (United Kingdom)	4,989	172,418
Kirin Holdings Co. Ltd. (Japan)	15,000	218,964
		463,221
Biotechnology & Pharmaceuticals – 0.5%
Astellas Pharma, Inc. (Japan)	11,400	109,416
AstraZeneca PLC (United Kingdom)	2,816	425,917
Chugai Pharmaceutical Co. Ltd. (Japan)	7,700	244,890
Daiichi Sankyo Co. Ltd. (Japan)	8,400	282,725
GSK PLC	8,192	169,959
Ono Pharmaceutical Co. Ltd. (Japan)	3,300	47,531
Takeda Pharmaceutical Co. Ltd. (Japan)	9,200	241,795
		1,522,233
Cable & Satellite – 0.3%
Comcast Corp., Class A	19,428	740,401
Chemicals – 0.2%
Nitto Denko Corp. (Japan)	2,000	165,371

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Chemicals (Continued)
Shin-Etsu Chemical Co. Ltd. (Japan)	10,000	$ 387,089
Toray Industries, Inc. (Japan)	11,800	53,935
		606,395
Commercial Support Services – 2.5%
Compass Group PLC (United Kingdom)	3,234	89,950
H&R Block, Inc.	113,150	5,344,074
Recruit Holdings Co. Ltd. (Japan)	7,400	318,699
Rentokil Initial PLC (United Kingdom)	297,052	1,499,511
Secom Co. Ltd. (Japan)	2,100	145,871
		7,398,105
Construction Materials – 0.0%(a)
CRH PLC	658	50,956
Diversified Industrials – 0.1%
Hitachi Ltd. (Japan)	3,000	276,782
E-Commerce Discretionary – 3.2%
Alibaba Group Holding Ltd. (China)	332,600	3,114,155
eBay, Inc.	76,139	3,924,204
JD.com, Inc., Class A (China)	104,400	1,504,234
PDD Holdings, Inc. ADR (China)*	7,645	957,001
		9,499,594
Electric Utilities – 2.1%
Chubu Electric Power Co., Inc. (Japan)	6,500	83,434
Exelon Corp.	14,500	544,910
National Grid PLC (United Kingdom)	414,991	5,443,504
SSE PLC (United Kingdom)	2,163	44,961
		6,116,809
Electrical Equipment – 0.2%
Daikin Industries Ltd. (Japan)	1,500	204,737
Mitsubishi Electric Corp. (Japan)	20,800	362,542
		567,279
Engineering & Construction – 0.8%
Ferrovial S.E.	69,101	2,485,242
Entertainment Content – 0.6%
Electronic Arts, Inc.	1,160	147,111
NetEase, Inc. (China)	39,600	742,288
	Number of Shares	Value
Entertainment Content (Continued)
Nexon Co. Ltd. (Japan)	3,200	$ 49,892
Square Enix Holdings Co. Ltd. (Japan)	1,900	68,680
Walt Disney (The) Co.	7,212	801,253
		1,809,224
Food – 1.6%
Kerry Group PLC, Class A (Ireland)	41,485	3,570,133
Kraft Heinz (The) Co.	23,449	905,366
MEIJI Holdings Co. Ltd. (Japan)	6,600	147,671
Yamazaki Baking Co. Ltd. (Japan)	4,086	98,895
		4,722,065
Gas & Water Utilities – 3.5%
Osaka Gas Co. Ltd. (Japan)	3,700	82,273
Severn Trent PLC (United Kingdom)	119,293	3,677,122
Snam S.p.A. (Italy)	678,958	3,106,418
United Utilities Group PLC (United Kingdom)(b)	275,317	3,588,807
		10,454,620
Health Care Facilities & Services – 4.1%
Alfresa Holdings Corp. (Japan)	5,400	80,025
CVS Health Corp.	78,008	5,281,922
Fresenius Medical Care A.G. (Germany)	79,995	3,368,007
Henry Schein, Inc.*	47,951	3,322,045
		12,051,999
Home Construction – 0.0%(a)
Berkeley Group Holdings (The) PLC (United Kingdom)	770	45,219
Sekisui House Ltd. (Japan)	3,961	91,025
		136,244
Household Products – 0.7%
Haleon PLC	14,054	59,355
Kao Corp. (Japan)	6,700	276,390
Reckitt Benckiser Group PLC (United Kingdom)	25,273	1,412,938
Unilever PLC (United Kingdom)	5,371	277,846
		2,026,529
Industrial Support Services – 0.0%(a)
Ashtead Group PLC (United Kingdom)	630	45,745

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Institutional Financial Services – 1.3%
Bank of New York Mellon (The) Corp.	11,783	$ 665,622
Daiwa Securities Group, Inc. (Japan)	14,300	105,092
Goldman Sachs Group (The), Inc.	2,476	1,056,534
Japan Exchange Group, Inc. (Japan)	4,600	107,734
London Stock Exchange Group PLC (United Kingdom)	861	94,917
Morgan Stanley	10,956	995,243
Northern Trust Corp.	6,811	561,158
State Street Corp.	4,466	323,740
		3,910,040
Insurance – 0.2%
Aviva PLC (United Kingdom)	5,363	31,138
Dai-ichi Life Holdings, Inc. (Japan)	5,700	132,018
Legal & General Group PLC (United Kingdom)	10,687	31,372
MS&AD Insurance Group Holdings, Inc. (Japan)	9,100	163,609
Prudential PLC (Hong Kong)	7,770	67,579
Sompo Holdings, Inc. (Japan)	4,800	94,993
Tokio Marine Holdings, Inc. (Japan)	5,200	164,353
		685,062
Internet Media & Services – 5.7%
Alphabet, Inc., Class A*	27,502	4,476,775
Baidu, Inc., Class A (China)*	101,350	1,313,049
Meituan, Class B (China)(c)*	151,870	2,073,714
Meta Platforms, Inc., Class A	5,186	2,230,862
Netflix, Inc.*	710	390,954
Tencent Holdings Ltd. (China)	76,400	3,352,676
Tencent Music Entertainment Group ADR (China)*	88,333	1,108,579
Trip.com Group Ltd. (China)*	42,750	2,082,240
		17,028,849
Leisure Facilities & Services – 1.7%
Entain PLC (United Kingdom)	2,981	29,083
Flutter Entertainment PLC - CDI (United Kingdom)*	162	30,012
	Number of Shares	Value
Leisure Facilities & Services (Continued)
InterContinental Hotels Group PLC (United Kingdom)	450	$ 43,891
International Game Technology PLC	253,280	4,999,747
		5,102,733
Leisure Products – 0.1%
Shimano, Inc. (Japan)	1,000	162,513
Machinery – 0.4%
FANUC Corp. (Japan)	9,500	281,383
Keyence Corp. (Japan)	600	263,862
Komatsu Ltd. (Japan)	5,300	158,238
Nabtesco Corp. (Japan)	3,038	50,103
SMC Corp. (Japan)	500	262,683
Smiths Group PLC (United Kingdom)	1,764	35,562
Sumitomo Heavy Industries Ltd. (Japan)	2,800	78,027
		1,129,858
Medical Equipment & Devices – 1.2%
DENTSPLY SIRONA, Inc.(b)	99,071	2,973,121
FUJIFILM Holdings Corp. (Japan)	7,800	165,925
Hoya Corp. (Japan)	1,300	150,722
Olympus Corp. (Japan)	11,900	165,764
Smith & Nephew PLC (United Kingdom)	3,662	44,367
		3,499,899
Metals & Mining – 0.2%
Anglo American PLC (South Africa)	2,515	82,184
Cameco Corp. (Canada)	2,678	122,185
Glencore PLC (Australia)	19,630	114,218
Rio Tinto PLC (Australia)	2,374	160,627
Sumitomo Metal Mining Co. Ltd. (Japan)	2,000	66,817
		546,031
Oil & Gas Producers – 3.8%
BP PLC	239,175	1,541,635
Canadian Natural Resources Ltd. (Canada)	9,614	728,531
Cenovus Energy, Inc. (Canada)	7,892	162,122
Chevron Corp.	2,036	328,346
China Petroleum & Chemical Corp., Class H (China)	460,250	274,724
Ecopetrol S.A. ADR (Colombia)(b)	6,719	78,008

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Oil & Gas Producers (Continued)
ENEOS Holdings, Inc. (Japan)	17,600	$ 81,316
Eni S.p.A. (Italy)	24,827	398,764
Equinor ASA (Norway)	9,118	242,615
Exxon Mobil Corp.	6,750	798,323
Galp Energia SGPS S.A. (Portugal)	6,650	142,850
Gazprom PJSC (Russia)(d)*	100,532	—
Imperial Oil Ltd. (Canada)	1,610	110,694
Inpex Corp. (Japan)	19,300	289,110
LUKOIL PJSC (Russia)(d)	3,271	—
Neste OYJ (Finland)	8,225	186,453
OMV A.G. (Austria)	1,876	89,019
Petroleo Brasileiro S.A. ADR (Brazil)	39,838	676,051
Repsol S.A. (Spain)	13,802	216,637
Rosneft Oil Co. PJSC (Russia)(d)	48,304	—
Santos Ltd. (Australia)	17,507	85,913
Shell PLC	76,391	2,715,594
Suncor Energy, Inc. (Canada)	12,518	477,660
TotalEnergies S.E. (France)	22,921	1,664,035
Woodside Energy Group Ltd. (Australia)	8,573	153,603
		11,442,003
Publishing & Broadcasting – 0.0%(a)
Informa PLC (United Kingdom)	3,132	31,007
Real Estate Owners & Developers – 0.2%
Mitsubishi Estate Co. Ltd. (Japan)	13,300	243,719
Mitsui Fudosan Co. Ltd. (Japan)	10,500	106,859
Sumitomo Realty & Development Co. Ltd. (Japan)	2,900	100,351
		450,929
Retail - Consumer Staples – 0.2%
Alibaba Health Information Technology Ltd. (China)(b)*	1,174,000	438,229
Seven & i Holdings Co. Ltd. (Japan)	12,300	158,931
Tesco PLC (United Kingdom)	21,541	79,531
		676,691
Retail - Discretionary – 0.1%
Associated British Foods PLC (United Kingdom)	1,320	43,689
	Number of Shares	Value
Retail - Discretionary (Continued)
Fast Retailing Co. Ltd. (Japan)	800	$ 209,175
Kingfisher PLC (United Kingdom)	10,850	33,422
		286,286
Semiconductors – 0.1%
Tokyo Electron Ltd. (Japan)	1,700	372,888
Specialty Finance – 0.3%
Capital One Financial Corp.	5,275	756,593
ORIX Corp. (Japan)	5,900	120,746
		877,339
Steel – 0.1%
Mitsui & Co. Ltd. (Japan)	6,000	289,654
Technology Hardware – 1.2%
Casio Computer Co. Ltd. (Japan)	6,300	52,487
Cisco Systems, Inc.	35,045	1,646,414
Kyocera Corp. (Japan)	11,600	141,388
Murata Manufacturing Co. Ltd. (Japan)	15,900	290,528
Nidec Corp. (Japan)	4,300	201,381
Nintendo Co. Ltd. (Japan)	8,700	424,290
Panasonic Holdings Corp. (Japan)	18,200	158,858
Sony Group Corp. (Japan)	6,200	512,439
TDK Corp. (Japan)	4,900	218,594
		3,646,379
Technology Services – 4.3%
Cognizant Technology Solutions Corp., Class A	43,693	2,869,756
Experian PLC	1,652	66,632
Fiserv, Inc.*	24,003	3,664,538
Nexi SpA (Italy)(c)*	907,292	5,278,767
RELX PLC (United Kingdom)	3,430	140,928
Visa, Inc., Class A(b)	3,130	840,749
		12,861,370
Telecommunications – 1.5%
BT Group PLC (United Kingdom)	16,862	21,563
KDDI Corp. (Japan)	11,400	316,336
Nippon Telegraph & Telephone Corp. (Japan)	164,600	177,712
SES S.A. (France)	479,186	2,324,762
Softbank Corp. (Japan)	5,900	71,164
SoftBank Group Corp. (Japan)	6,600	324,592
T-Mobile U.S., Inc.	1,879	308,476

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Telecommunications (Continued)
Verizon Communications, Inc.	18,172	$ 717,612
Vodafone Group PLC (United Kingdom)	62,166	52,425
		4,314,642
Tobacco & Cannabis – 0.1%
British American Tobacco PLC (United Kingdom)	6,418	188,408
Japan Tobacco, Inc. (Japan)	2,900	78,015
		266,423
Transportation & Logistics – 0.1%
East Japan Railway Co. (Japan)	15,900	291,431
Transportation Equipment – 1.0%
Knorr-Bremse A.G. (Germany)	40,507	3,005,844
Wholesale - Consumer Staples – 0.2%
ITOCHU Corp. (Japan)	9,100	410,544
Mitsubishi Corp. (Japan)	14,300	327,035
		737,579
Wholesale - Discretionary – 0.0%(a)
Bunzl PLC (United Kingdom)	1,180	45,250
Total Common Stocks (Cost $143,159,214)		154,802,764

Preferred Stocks – 1.3%
Household Products – 1.3%
Henkel A.G. & Co. KGaA, 2.49%(e)	47,104	3,742,025
Total Preferred Stocks (Cost $3,411,081)		3,742,025

Investment Companies – 41.3%
iShares Global Consumer Staples ETF	176,434	10,598,390
	Number of Shares	Value

iShares MSCI South Korea ETF(b)	135,523	$ 8,544,725
Materials Select Sector SPDR® Fund ETF(b)	50,763	4,499,125
Schwab Fundamental Emerging Markets Large Company Index ETF(b)	633,451	17,920,329
Utilities Select Sector SPDR® Fund ETF(b)	73,927	4,933,888
VanEck Morningstar Wide Moat ETF	51,653	4,412,716
Vanguard Consumer Staples ETF	37,094	7,448,475
Vanguard Health Care ETF	26,395	6,758,176
Vanguard Total Stock Market ETF(b)	232,094	57,700,889
Total Investment Companies (Cost $110,802,876)		122,816,713

Short-Term Investments – 22.8%
Money Market Funds – 22.8%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 5.37%(f)(g)	52,073,069	52,073,069

Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(f)	15,733,969	15,733,969
Total Short-Term Investments (Cost $67,807,038)		67,807,038
Total Investments – 117.4% (Cost $325,180,209)		349,168,540
Liabilities less Other Assets – (17.4)%		(51,760,331)
NET ASSETS – 100.0%		$297,408,209

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Amount rounds to less than 0.05%.
(b)	Security either partially or fully on loan. (See Note 7).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $7,352,481 or 2.47% of net assets.
(d)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	7-day current yield as of April 30, 2024 is disclosed.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
(g)	Security purchased with the cash proceeds from securities loaned. (See Note 7).
*	Non-Income Producing Security

Abbreviations:

ADR	American Depositary Receipt
CDI	CREST Depository Interest
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt
Concentration by Currency (%)(a)
U.S. Dollar	65.6
Euro	9.9
British Pound	7.9
Japanese Yen	5.5
Hong Kong Dollar	5.0
All other currencies less than 5%	6.1
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
United States	67.0
United Kingdom	6.2
China	5.7
Japan	5.5
All other countries less than 5%(b)	15.6
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Global Opportunistic Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$ 73,860,665	$80,942,099	$—*	$154,802,764
Preferred Stocks	—	3,742,025	—	3,742,025
Investment Companies	122,816,713	—	—	122,816,713
Short-Term Investments	67,807,038	—	—	67,807,038
Total Investments	$264,484,416	$84,684,124	$—	$349,168,540

*Includes securities determined to have no value as of April 30, 2024.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments
Morningstar Alternatives Fund
	Par (a)	Value
Long Positions – 101.5%
Asset-Backed Securities – 1.3%
Other – 1.3%
Affirm Asset Securitization Trust,
Series 2022-A, Class 1A, 4.30%, 5/17/27(b)	$550,000	$ 549,535
Series 2023-A, Class 1A, 6.61%, 1/18/28(b)	474,000	475,918
Series 2023-B, Class B, 7.44%, 9/15/28(b)	300,000	302,386
Series 2023-X1, Class A, 7.11%, 11/15/28(b)	241,456	242,386
Series 2023-X1, Class B, 7.77%, 11/15/28(b)	100,000	101,424
Series 2024-X1, Class B, 6.34%, 5/15/29(b)(c)	275,000	275,023
Series 2024-X1, Class C, 6.57%, 5/15/29(b)(c)	417,000	416,885

Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28	35,627	33,405
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27	395,140	389,936
JPMorgan Chase Bank NA - CACLN,
Series 2021-2, Class B, 0.89%, 12/26/28(b)	34,893	34,352
Series 2021-3, Class B, 0.76%, 2/26/29(b)	128,881	125,279

Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.83%, 12/15/31(b)	33,765	33,362
		2,979,891
Total Asset-Backed Securities (Cost $2,964,527)		2,979,891

	Number of Shares
Common Stocks – 24.7%
Advertising & Marketing – 0.0%(d)
Omnicom Group, Inc.	185	17,175
Aerospace & Defense – 0.1%
Curtiss-Wright Corp.	21	5,322
General Dynamics Corp.	351	100,769
General Electric Co.	206	33,335
HEICO Corp.	36	7,466
Howmet Aerospace, Inc.	136	9,078
Huntington Ingalls Industries, Inc.	24	6,646
Lockheed Martin Corp.	231	107,399
	Number of Shares	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp.	32	$ 15,521
Woodward, Inc.	33	5,358
		290,894
Apparel & Textile Products – 0.7%
Capri Holdings Ltd.(e)*	44,089	1,564,278
Deckers Outdoor Corp.*	10	8,185
NIKE, Inc., Class B	260	23,987
		1,596,450
Automotive – 0.1%
Gentex Corp.	180	6,174
Tesla, Inc.*	448	82,109
		88,283
Beverages – 0.1%
Boston Beer (The) Co., Inc., Class A*	15	4,176
Brown-Forman Corp., Class B	157	7,512
Coca-Cola (The) Co.	632	39,039
Constellation Brands, Inc., Class A	38	9,631
Keurig Dr. Pepper, Inc.	1,159	39,058
Molson Coors Beverage Co., Class B	229	13,113
Monster Beverage Corp.*	206	11,011
PepsiCo, Inc.	714	125,600
		249,140
Biotechnology & Pharmaceuticals – 2.5%
AbbVie, Inc.	739	120,191
BioMarin Pharmaceutical, Inc.*	70	5,653
Bristol-Myers Squibb Co.	1,631	71,666
Cerevel Therapeutics Holdings, Inc.(f)*	52,595	2,246,332
Deciphera Pharmaceuticals, Inc.*	11,226	283,681
Eli Lilly & Co.	128	99,981
Exelixis, Inc.*	211	4,950
Gilead Sciences, Inc.	1,413	92,128
Incyte Corp.*	122	6,350
Johnson & Johnson	884	127,818
Merck & Co., Inc.	361	46,648
Neurocrine Biosciences, Inc.*	53	7,290
Olink Holding AB ADR (Sweden)*	106,813	2,459,903
Regeneron Pharmaceuticals, Inc.*	20	17,813
United Therapeutics Corp.*	22	5,155

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Biotechnology & Pharmaceuticals (Continued)
Vertex Pharmaceuticals, Inc.*	48	$ 18,855
Zoetis, Inc.	90	14,332
		5,628,746
Cable & Satellite – 0.0%(d)
Comcast Corp., Class A	619	23,590
Chemicals – 0.1%
Air Products and Chemicals, Inc.	46	10,872
Avery Dennison Corp.	36	7,822
DuPont de Nemours, Inc.	107	7,758
Ecolab, Inc.	54	12,212
Linde PLC	71	31,308
LyondellBasell Industries N.V., Class A	100	9,997
PPG Industries, Inc.	59	7,611
RPM International, Inc.	65	6,949
Sherwin-Williams (The) Co.	45	13,482
		108,011
Commercial Support Services – 0.3%
Applus Services S.A. (Spain)	40,939	553,991
Cintas Corp.	19	12,509
Clean Harbors, Inc.*	36	6,820
FTI Consulting, Inc.*	24	5,132
GFL Environmental, Inc.	206	6,571
H&R Block, Inc.	598	28,244
Republic Services, Inc.	72	13,802
Rollins, Inc.	149	6,639
Waste Connections, Inc.	67	10,860
Waste Management, Inc.	80	16,642
		661,210
Construction Materials – 0.0%(d)
Eagle Materials, Inc.	27	6,769
Martin Marietta Materials, Inc.	18	10,567
Trex Co., Inc.*	75	6,641
Vulcan Materials Co.	39	10,048
		34,025
Containers & Packaging – 0.0%(d)
Amcor PLC	3,194	28,554
Packaging Corp. of America	115	19,893
		48,447
Diversified Industrials – 0.0%(d)
Dover Corp.	52	9,323
	Number of Shares	Value
Diversified Industrials (Continued)
Honeywell International, Inc.	105	$ 20,237
Illinois Tool Works, Inc.	61	14,891
Parker-Hannifin Corp.	24	13,078
		57,529
E-Commerce Discretionary – 0.1%
Amazon.com, Inc.*	601	105,175
Electric Utilities – 0.6%
Alliant Energy Corp.	123	6,125
Ameren Corp.	89	6,574
American Electric Power Co., Inc.	116	9,980
CenterPoint Energy, Inc.	1,029	29,985
CMS Energy Corp.	1,044	63,277
Consolidated Edison, Inc.	1,059	99,970
Constellation Energy Corp.	62	11,528
DTE Energy Co.	308	33,979
Duke Energy Corp.	1,031	101,306
Evergy, Inc.	325	17,046
OGE Energy Corp.	1,197	41,476
PG&E Corp.	514	8,795
Pinnacle West Capital Corp.	1,162	85,581
PNM Resources, Inc.(f)	13,284	492,305
PPL Corp.	243	6,673
Public Service Enterprise Group, Inc.	1,447	99,959
Sempra	310	22,205
Southern (The) Co.	1,411	103,709
Vistra Corp.	105	7,963
WEC Energy Group, Inc.	1,033	85,367
Xcel Energy, Inc.	1,673	89,890
		1,423,693
Electrical Equipment – 0.1%
Allegion PLC	42	5,105
AMETEK, Inc.	62	10,829
Amphenol Corp., Class A	114	13,768
BWX Technologies, Inc.	66	6,321
Cognex Corp.	165	6,854
Eaton Corp. PLC	64	20,369
Fortive Corp.	111	8,355
GE Vernova, Inc.*	46	7,071
Hubbell, Inc.	17	6,299
Keysight Technologies, Inc.*	49	7,249
Lennox International, Inc.	16	7,415
nVent Electric PLC	75	5,405
Otis Worldwide Corp.	113	10,305
Rockwell Automation, Inc.	29	7,858

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Electrical Equipment (Continued)
TE Connectivity Ltd.	81	$ 11,460
Trane Technologies PLC	43	13,645
		148,308
Engineering & Construction – 0.0%(d)
Comfort Systems USA, Inc.	24	7,426
EMCOR Group, Inc.	17	6,072
Quanta Services, Inc.	35	9,049
TopBuild Corp.*	13	5,261
		27,808
Entertainment Content – 0.7%
Endeavor Group Holdings, Inc., Class A(f)	54,681	1,444,125
Walt Disney (The) Co.	271	30,108
		1,474,233
Food – 0.2%
BellRing Brands, Inc.*	110	6,069
Campbell Soup Co.	2,089	95,488
Conagra Brands, Inc.	966	29,733
General Mills, Inc.	1,350	95,121
Hershey (The) Co.	56	10,860
Hormel Foods Corp.	185	6,579
Ingredion, Inc.	280	32,085
Kellanova	1,635	94,601
Kraft Heinz (The) Co.	2,661	102,741
Lamb Weston Holdings, Inc.	57	4,750
McCormick & Co., Inc. (Non Voting)	86	6,541
Mondelez International, Inc., Class A	258	18,561
Post Holdings, Inc.*	60	6,369
		509,498
Gas & Water Utilities – 0.1%
American Water Works Co., Inc.	74	9,052
Atmos Energy Corp.	789	93,023
Essential Utilities, Inc.	147	5,377
		107,452
Health Care Facilities & Services – 2.2%
Amedisys, Inc.*	35,593	3,276,336
Cardinal Health, Inc.	773	79,650
Catalent, Inc.*	23,149	1,292,872
Chemed Corp.	11	6,248
CVS Health Corp.	1,165	78,882
Henry Schein, Inc.*	90	6,235
Laboratory Corp. of America Holdings	37	7,451
	Number of Shares	Value
Health Care Facilities & Services (Continued)
Patterson Cos., Inc.	2,258	$ 57,511
Quest Diagnostics, Inc.	708	97,831
		4,903,016
Home Construction – 0.8%
Armstrong World Industries, Inc.	51	5,859
DR Horton, Inc.	71	10,117
Masco Corp.	102	6,982
Masonite International Corp.*	13,365	1,771,530
NVR, Inc.*	1	7,439
PulteGroup, Inc.	81	9,025
		1,810,952
Household Products – 0.1%
Church & Dwight Co., Inc.	86	9,279
Clorox (The) Co.	43	6,359
Colgate-Palmolive Co.	173	15,902
elf Beauty, Inc.*	29	4,713
Kenvue, Inc.	539	10,144
Kimberly-Clark Corp.	757	103,353
Procter & Gamble (The) Co.	865	141,168
		290,918
Industrial Intermediate Products – 0.0%(d)
Valmont Industries, Inc.	21	4,301
Industrial Support Services – 0.0%(d)
Applied Industrial Technologies, Inc.	26	4,765
Core & Main, Inc., Class A*	96	5,421
Fastenal Co.	151	10,259
Ferguson PLC	45	9,445
MSC Industrial Direct Co., Inc., Class A	48	4,380
W.W. Grainger, Inc.	10	9,213
Watsco, Inc.	19	8,507
		51,990
Insurance – 0.6%
Aflac, Inc.	1,019	85,239
American Financial Group, Inc.	123	15,713
Axis Capital Holdings Ltd.	455	27,905
Berkshire Hathaway, Inc., Class B*	256	101,563
Everest Group Ltd.	219	80,244
Hartford Financial Services Group (The), Inc.	860	83,325
National Western Life Group, Inc., Class A	1,356	662,840

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Insurance (Continued)
Old Republic International Corp.	2,845	$ 84,952
Reinsurance Group of America, Inc.	445	83,211
Travelers (The) Cos., Inc.	376	79,772
Unum Group	1,590	80,613
		1,385,377
Internet Media & Services – 1.0%
Adevinta ASA (France)*	200,157	2,043,283
Alphabet, Inc., Class A*	709	115,411
Booking Holdings, Inc.	5	17,260
Meta Platforms, Inc., Class A	214	92,056
VeriSign, Inc.*	42	7,118
		2,275,128
Leisure Facilities & Services – 0.1%
Chipotle Mexican Grill, Inc.*	5	15,798
Darden Restaurants, Inc.	524	80,387
Hilton Worldwide Holdings, Inc.	60	11,837
McDonald's Corp.	115	31,400
Restaurant Brands International, Inc. (Canada)	132	10,012
Starbucks Corp.	217	19,202
Texas Roadhouse, Inc.	45	7,235
Wendy's (The) Co.	4,160	83,159
Yum! Brands, Inc.	77	10,876
		269,906
Machinery – 0.0%(d)
Graco, Inc.	84	6,737
IDEX Corp.	33	7,275
Ingersoll Rand, Inc.	96	8,959
Lincoln Electric Holdings, Inc.	29	6,367
Nordson Corp.	28	7,229
Pentair PLC	70	5,536
Snap-on, Inc.	27	7,235
Toro (The) Co.	73	6,394
Xylem, Inc.	77	10,064
		65,796
Medical Equipment & Devices – 2.3%
Abbott Laboratories	261	27,658
Agilent Technologies, Inc.	78	10,689
Axonics, Inc.(f)*	39,979	2,661,402
Becton Dickinson & Co.	62	14,545
Bio-Techne Corp.	79	4,994
Boston Scientific Corp.*	278	19,980
	Number of Shares	Value
Medical Equipment & Devices (Continued)
Cooper (The) Cos., Inc.	85	$ 7,570
Danaher Corp.	121	29,841
Dexcom, Inc.*	79	10,064
Edwards Lifesciences Corp.*	121	10,245
Hologic, Inc.*	106	8,032
IDEXX Laboratories, Inc.*	21	10,348
Intuitive Surgical, Inc.*	58	21,496
Medtronic PLC	1,233	98,936
Mettler-Toledo International, Inc.*	6	7,378
Penumbra, Inc.*	28	5,501
ResMed, Inc.	41	8,774
Shockwave Medical, Inc.*	6,552	2,163,405
STERIS PLC	38	7,773
Stryker Corp.	61	20,526
Thermo Fisher Scientific, Inc.	60	34,123
West Pharmaceutical Services, Inc.	20	7,150
Zimmer Biomet Holdings, Inc.	72	8,660
		5,199,090
Metals & Mining – 0.0%(d)
Encore Wire Corp.	18	5,029
Franco-Nevada Corp. (Canada)	75	9,030
Royal Gold, Inc.	42	5,045
		19,104
Oil & Gas Producers – 3.7%
Canadian Natural Resources Ltd. (Canada)	191	14,482
Cheniere Energy, Inc.	56	8,838
Chevron Corp.	806	129,983
DT Midstream, Inc.	248	15,425
Enbridge, Inc. (Canada)	444	15,780
EOG Resources, Inc.	106	14,006
Exxon Mobil Corp.	1,266	149,730
Hess Corp.(f)	20,602	3,244,609
Murphy USA, Inc.	16	6,621
ONEOK, Inc.	334	26,426
Pioneer Natural Resources Co.	17,294	4,657,620
TC Energy Corp. (Canada)	240	8,604
Williams (The) Cos., Inc.	2,188	83,932
		8,376,056
Oil, Gas Services & Equipment – 0.8%
ChampionX Corp.(f)	55,271	1,855,447

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Publishing & Broadcasting – 0.0%(d)
New York Times (The) Co., Class A	147	$ 6,325
News Corp., Class A	287	6,831
		13,156
Real Estate Investment Trusts – 0.5%
Apartment Income REIT Corp.(f)	29,792	1,143,417
Equinix, Inc.	18	12,800
		1,156,217
Real Estate Owners & Developers – 0.7%
McGrath RentCorp(f)	15,500	1,653,230
Retail - Consumer Staples – 0.7%
Albertsons Cos., Inc., Class A(f)	70,475	1,437,690
Casey's General Stores, Inc.	18	5,752
Costco Wholesale Corp.	64	46,266
Kroger (The) Co.	1,196	66,234
Sprouts Farmers Market, Inc.*	103	6,801
Walmart, Inc.	1,145	67,956
		1,630,699
Retail - Discretionary – 0.1%
Builders FirstSource, Inc.*	45	8,227
Home Depot (The), Inc.	140	46,791
Lowe's Cos., Inc.	92	20,975
Lululemon Athletica, Inc.*	29	10,457
O'Reilly Automotive, Inc.*	11	11,146
TJX (The) Cos., Inc.	206	19,383
Tractor Suppy Co.	37	10,104
Ulta Beauty, Inc.*	16	6,477
		133,560
Semiconductors – 0.4%
Applied Materials, Inc.	128	25,427
Lam Research Corp.	24	21,466
Lattice Semiconductor Corp.*	96	6,586
Monolithic Power Systems, Inc.	15	10,040
NVIDIA Corp.	119	102,818
Onto Innovation, Inc.*	38	7,049
Rambus, Inc.*	81	4,440
Silicon Motion Technology Corp. ADR (Taiwan)(f)	10,395	767,255
Teradyne, Inc.	58	6,747
Texas Instruments, Inc.	144	25,404
		977,232
	Number of Shares	Value
Software – 1.6%
Adobe, Inc.*	66	$ 30,547
ANSYS, Inc.(f)*	4,246	1,379,440
Appfolio, Inc., Class A*	28	6,350
Cadence Design Systems, Inc.*	49	13,506
Guidewire Software, Inc.*	58	6,403
HashiCorp, Inc., Class A(f)*	17,059	553,735
Intuit, Inc.	43	26,902
Manhattan Associates, Inc.*	30	6,182
Microsoft Corp.	258	100,447
Model N, Inc.*	48,194	1,428,952
Roper Technologies, Inc.	21	10,741
Synopsys, Inc.*	27	14,326
Tyler Technologies, Inc.*	15	6,923
Veeva Systems, Inc., Class A*	49	9,729
Workday, Inc., Class A*	55	13,460
		3,607,643
Steel – 0.8%
Reliance, Inc.	25	7,118
United States Steel Corp.(f)	46,102	1,682,723
		1,689,841
Technology Hardware – 1.6%
Apple, Inc.	618	105,264
Arista Networks, Inc.*	56	14,367
Cisco Systems, Inc.	2,358	110,779
Garmin Ltd.	65	9,391
Juniper Networks, Inc.(f)	57,581	2,004,970
Motorola Solutions, Inc.	33	11,192
Teledyne Technologies, Inc.*	19	7,248
Vizio Holding Corp., Class A(f)*	118,818	1,259,471
		3,522,682
Technology Services – 0.8%
Accenture PLC, Class A	106	31,896
Amdocs Ltd.	1,039	87,266
Automatic Data Processing, Inc.	347	83,936
Booz Allen Hamilton Holding Corp.	54	7,974
Broadridge Financial Solutions, Inc. ADR	44	8,510
CACI International, Inc., Class A*	14	5,631
Cognizant Technology Solutions Corp., Class A	139	9,130
CoStar Group, Inc.*	96	8,787

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Technology Services (Continued)
FactSet Research Systems, Inc.	17	$ 7,087
Gartner, Inc.*	19	7,839
Genpact Ltd.	149	4,580
International Business Machines Corp.	455	75,621
Jack Henry & Associates, Inc.	41	6,670
Leidos Holdings, Inc.	49	6,871
Mastercard, Inc., Class A	130	58,656
Moody's Corp.	39	14,443
MSCI, Inc.	18	8,384
Network International Holdings PLC (United Arab Emirates)(b)*	239,821	1,178,296
Paychex, Inc.	364	43,247
S&P Global, Inc.	55	22,871
Thomson Reuters Corp. (Canada)	97	14,657
Verisk Analytics, Inc.	42	9,154
Visa, Inc., Class A	282	75,748
		1,777,254
Telecommunications – 0.0%(d)
BCE, Inc. (Canada)	272	8,935
GCI Liberty Escrow, Inc., Class A(g)*	31,520	—
TELUS Corp. (Canada)	443	7,119
T-Mobile U.S., Inc.	191	31,357
Verizon Communications, Inc.	645	25,471
		72,882
Tobacco & Cannabis – 0.1%
Altria Group, Inc.	323	14,151
Philip Morris International, Inc.	1,180	112,029
		126,180
Transportation & Logistics – 0.1%
Canadian National Railway Co. (Canada)	128	15,544
Canadian Pacific Kansas City Ltd. (Canada)	190	14,902
CSX Corp.	412	13,687
Expeditors International of Washington, Inc.	66	7,347
JB Hunt Transport Services, Inc.	41	6,665
Landstar System, Inc.	27	4,709
Norfolk Southern Corp.	52	11,977
Old Dominion Freight Line, Inc.	48	8,722
	Number of Shares	Value
Transportation & Logistics (Continued)
Saia, Inc.*	13	$ 5,159
Union Pacific Corp.	409	96,998
		185,710
Transportation Equipment – 0.0%(d)
Allison Transmission Holdings, Inc.	61	4,487
Westinghouse Air Brake Technologies Corp.	63	10,148
		14,635
Wholesale - Consumer Staples – 0.0%(d)
Sysco Corp.	301	22,370
US Foods Holding Corp.*	106	5,327
		27,697
Wholesale - Discretionary – 0.0%(d)
Copart, Inc.*	233	12,654
Pool Corp.	19	6,888
		19,542
Total Common Stocks (Cost $57,180,050)		55,714,908

	Par (a)
Convertible Bonds – 29.0%
Advertising & Marketing – 0.1%
Cardlytics, Inc., 4.25%, 4/01/29(b)	$ 353,000	349,029
Asset Management – 2.1%
HAT Holdings I LLC/HAT Holdings II LLC, 0.00%, 5/01/25(b)(h)	1,339,000	1,373,278
RWT Holdings, Inc., 5.75%, 10/01/25(f)	2,386,000	2,290,461
WisdomTree, Inc., 5.75%, 8/15/28	1,056,000	1,207,536
		4,871,275
Biotechnology & Pharmaceuticals – 2.1%
Bridgebio Pharma, Inc., 2.25%, 2/01/29(f)	903,000	706,598
Coherus Biosciences, Inc., 1.50%, 4/15/26(f)	701,000	441,413
Collegium Pharmaceutical, Inc., 2.88%, 2/15/29	1,202,000	1,443,001
Halozyme Therapeutics, Inc., 0.25%, 3/01/27(f)	867,000	754,723

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
Mirum Pharmaceuticals, Inc., 4.00%, 5/01/29(b)(f)	$ 548,000	$ 603,978
Revance Therapeutics, Inc., 1.75%, 2/15/27(f)	1,356,000	904,452
		4,854,165
Cable & Satellite – 1.3%
Cable One, Inc., 1.13%, 3/15/28(f)	1,765,000	1,300,099
Liberty Media Corp., 3.75%, 3/15/28	1,497,000	1,607,778
		2,907,877
E-Commerce Discretionary – 0.4%
Wayfair, Inc., 1.00%, 8/15/26(f)	1,029,000	914,061
Electric Utilities – 1.1%
CenterPoint Energy, Inc., 4.25%, 8/15/26(b)	409,000	404,705
Duke Energy Corp., 4.13%, 4/15/26	915,000	905,159
PG&E Corp., 4.25%, 12/01/27(b)(f)	1,260,000	1,261,890
		2,571,754
Electrical Equipment – 0.3%
Mesa Laboratories, Inc., 1.38%, 8/15/25(f)	622,000	578,979
Entertainment Content – 0.5%
Sphere Entertainment Co., 3.50%, 12/01/28(b)(f)	920,000	1,199,496
Health Care Facilities & Services – 0.1%
UpHealth, Inc.,
(SOFR + 9.00%), 14.34%, 12/15/25(b)(i)	91,000	90,090
6.25%, 6/15/26(b)	66,000	60,964
		151,054
Household Products – 0.5%
Beauty Health (The) Co., 1.25%, 10/01/26(b)(f)	1,394,000	1,154,093
Industrial Intermediate Products – 0.3%
Xometry, Inc., 1.00%, 2/01/27(f)	925,000	727,475
Institutional Financial Services – 0.1%
Coinbase Global, Inc., 0.25%, 4/01/30(b)(f)	219,000	197,790
Internet Media & Services – 2.1%
Airbnb, Inc., 0.00%, 3/15/26(f)(h)	456,000	419,064
	Par (a)	Value
Internet Media & Services (Continued)
JOYY, Inc., 1.38%, 6/15/26	$ 424,000	$ 419,760
Liberty TripAdvisor Holdings, Inc., 0.50%, 6/30/51(b)(f)	1,969,000	1,836,093
Snap, Inc., 0.00%, 5/01/27(f)(h)	1,560,000	1,268,280
TechTarget, Inc., 0.00%, 12/15/26(h)	357,000	340,935
Ziff Davis, Inc., 1.75%, 11/01/26	417,000	377,124
		4,661,256
Leisure Facilities & Services – 1.5%
Cheesecake Factory (The), Inc., 0.38%, 6/15/26(f)	1,492,000	1,310,697
Live Nation Entertainment, Inc., 3.13%, 1/15/29	1,084,000	1,174,405
Marriott Vacations Worldwide Corp., 3.25%, 12/15/27	890,000	812,125
		3,297,227
Medical Equipment & Devices – 1.5%
CONMED Corp., 2.25%, 6/15/27(f)	948,000	834,525
Enovis Corp., 3.88%, 10/15/28(b)(f)	833,000	982,940
Haemonetics Corp., 0.00%, 3/01/26(f)(h)	909,000	829,735
Integer Holdings Corp., 2.13%, 2/15/28(f)	509,000	707,510
		3,354,710
Metals & Mining – 0.9%
Century Aluminum Co., 2.75%, 5/01/28(f)	641,000	713,925
Equinox Gold Corp., 4.75%, 10/15/28(b)(f)	582,000	647,578
MP Materials Corp., 0.25%, 4/01/26(b)(f)	333,000	293,922
SSR Mining, Inc., 2.50%, 4/01/39(f)	510,000	456,858
		2,112,283
Oil & Gas Producers – 0.3%
Kosmos Energy Ltd., 3.13%, 3/15/30(b)(f)	567,000	600,453
Real Estate Investment Trusts – 1.1%
Pebblebrook Hotel Trust, 1.75%, 12/15/26(f)	1,470,000	1,284,633
Summit Hotel Properties, Inc., 1.50%, 2/15/26(f)	1,274,000	1,113,476
		2,398,109

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Real Estate Services – 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp., 0.25%, 6/15/26(f)	$ 711,000	$ 579,465
Renewable Energy – 0.5%
Sunnova Energy International, Inc.,
0.25%, 12/01/26	817,000	365,807
2.63%, 2/15/28	860,000	277,350

Sunrun, Inc., 4.00%, 3/01/30(b)(f)	500,000	419,750
		1,062,907
Software – 3.6%
Alteryx, Inc., 1.00%, 8/01/26	490,000	488,285
Bentley Systems, Inc., 0.38%, 7/01/27(f)	684,000	624,150
Dayforce, Inc., 0.25%, 3/15/26(f)	1,038,000	941,466
DigitalOcean Holdings, Inc., 0.00%, 12/01/26(h)	1,180,000	984,668
Envestnet, Inc., 2.63%, 12/01/27(f)	874,000	932,995
Evolent Health, Inc., 3.50%, 12/01/29(b)(f)	826,000	860,706
Jamf Holding Corp., 0.13%, 9/01/26(f)	725,000	639,863
MicroStrategy, Inc., 0.00%, 2/15/27(f)(h)	550,000	558,516
Progress Software Corp., 3.50%, 3/01/30(b)(f)	502,000	488,697
Veradigm, Inc., 0.88%, 1/01/27	299,000	313,472
Verint Systems, Inc., 0.25%, 4/15/26(f)	1,298,000	1,183,127
Vertex, Inc., 0.75%, 5/01/29(b)	76,000	79,344
		8,095,289
Specialty Finance – 3.9%
Arbor Realty Trust, Inc., 7.50%, 8/01/25	615,000	600,349
Blackstone Mortgage Trust, Inc., 5.50%, 3/15/27	521,000	467,597
EZCORP, Inc.,
2.38%, 5/01/25	521,000	509,330
3.75%, 12/15/29(b)(f)	398,000	470,834

LendingTree, Inc., 0.50%, 7/15/25	1,842,000	1,718,586
PennyMac Corp., 5.50%, 3/15/26	698,000	657,865
	Par (a)	Value
Specialty Finance (Continued)

SoFi Technologies, Inc., 0.00%, 10/15/26(b)(f)(h)	$1,950,000	$ 1,651,436
Two Harbors Investment Corp., 6.25%, 1/15/26(f)	1,750,000	1,662,500
Upstart Holdings, Inc., 0.25%, 8/15/26	1,499,000	1,147,185
		8,885,682
Technology Hardware – 1.1%
3D Systems Corp., 0.00%, 11/15/26(h)	531,000	411,965
Lumentum Holdings, Inc., 0.50%, 12/15/26(f)	638,000	558,550
Super Micro Computer, Inc., 0.00%, 3/01/29(b)(f)(h)	153,000	156,137
Western Digital Corp., 3.00%, 11/15/28(b)(f)	974,000	1,471,227
		2,597,879
Technology Services – 1.5%
Affirm Holdings, Inc., 0.00%, 11/15/26(h)	1,162,000	961,903
Block, Inc., 0.25%, 11/01/27(f)	945,000	772,065
CSG Systems International, Inc., 3.88%, 9/15/28(b)(f)	489,000	462,719
Perficient, Inc., 0.13%, 11/15/26	1,266,000	1,107,750
		3,304,437
Transportation & Logistics – 1.3%
Air Transport Services Group, Inc., 3.88%, 8/15/29(b)(f)	1,244,000	1,005,401
American Airlines Group, Inc., 6.50%, 7/01/25(f)	796,000	868,362
CryoPort, Inc., 0.75%, 12/01/26(b)(f)	612,000	529,196
JetBlue Airways Corp., 0.50%, 4/01/26	590,000	510,167
		2,913,126
Transportation Equipment – 0.5%
Greenbrier (The) Cos., Inc., 2.88%, 4/15/28(f)	1,106,000	1,186,185
Total Convertible Bonds (Cost $66,729,238)		65,526,056

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Convertible Preferred Stocks – 0.9%
Asset Management – 0.1%
Apollo Global Management, Inc., 6.75%	4,097	$ 249,835
Chemicals – 0.2%
Lyondellbasell Advanced Polymers, Inc., 6.00%	669	545,235
Industrial Intermediate Products – 0.3%
Chart Industries, Inc., 6.75%	12,078	694,002
Technology Hardware – 0.3%
NCR Voyix Corp., (100% Cash), 5.50%(j)	556	574,426
Total Convertible Preferred Stocks (Cost $2,165,240)		2,063,498

	Par (a)
Corporate Bonds – 18.6%
Advertising & Marketing – 0.0%(d)
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)	$ 81,000	75,373
Interpublic (The) Group of Cos., Inc, 2.40%, 3/01/31	5,000	4,083
		79,456
Aerospace & Defense – 0.5%
Boeing (The) Co.,
2.20%, 2/04/26	30,000	27,983
6.30%, 5/01/29(b)	35,000	35,139
5.15%, 5/01/30	55,000	52,019
6.52%, 5/01/34(b)	25,000	25,180
General Dynamics Corp.,
3.50%, 4/01/27	130,000	124,089
3.75%, 5/15/28	70,000	66,589

Hexcel Corp., 4.20%, 2/15/27	60,000	57,434
Lockheed Martin Corp.,
3.90%, 6/15/32	105,000	95,823
5.25%, 1/15/33	170,000	169,633
4.75%, 2/15/34	320,000	305,704
RTX Corp.,
5.75%, 1/15/29	15,000	15,236
6.00%, 3/15/31	30,000	30,756

Spirit AeroSystems, Inc., 9.75%, 11/15/30(b)	30,000	33,187
	Par (a)	Value
Aerospace & Defense (Continued)
TransDigm, Inc.,
6.88%, 12/15/30(b)	$ 12,000	$ 12,082
6.63%, 3/01/32(b)	20,000	19,966
		1,070,820
Apparel & Textile Products – 0.1%
Tapestry, Inc.,
7.35%, 11/27/28	10,000	10,317
7.70%, 11/27/30	10,000	10,378
3.05%, 3/15/32	130,000	103,255
7.85%, 11/27/33	10,000	10,446
		134,396
Asset Management – 0.4%
Ameriprise Financial, Inc.,
5.70%, 12/15/28	100,000	101,110
5.15%, 5/15/33	85,000	83,262
Ares Capital Corp.,
2.15%, 7/15/26	48,000	44,076
7.00%, 1/15/27	90,000	91,605
2.88%, 6/15/27	60,000	54,756
2.88%, 6/15/28	40,000	35,140

Barings BDC, Inc., 3.30%, 11/23/26	35,000	31,911
Charles Schwab (The) Corp.,
1.15%, 5/13/26	50,000	45,926
5.88%, 8/24/26	75,000	75,705
(SOFR + 1.88%), 6.20%, 11/17/29(k)	40,000	40,938
(SOFR + 2.50%), 5.85%, 5/19/34(k)	13,000	12,944

Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(b)	33,000	30,848
FS KKR Capital Corp.,
2.63%, 1/15/27	105,000	94,510
3.25%, 7/15/27	10,000	8,996
3.13%, 10/12/28	20,000	17,194
7.88%, 1/15/29	20,000	20,584

Golub Capital BDC, Inc., 2.50%, 8/24/26	10,000	9,154
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 5/15/26	10,000	9,726
5.25%, 5/15/27	59,000	54,176
9.75%, 1/15/29(b)	65,000	67,415
4.38%, 2/01/29	29,000	24,413

Main Street Capital Corp., 6.95%, 3/01/29	55,000	55,413
		1,009,802

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Automotive – 0.3%
American Honda Finance Corp., 4.90%, 3/13/29	$ 65,000	$ 63,742
Ford Motor Credit Co. LLC, 6.80%, 11/07/28	230,000	235,151
General Motors Financial Co., Inc.,
2.35%, 2/26/27	170,000	155,381
5.40%, 5/08/27	60,000	59,582

Lear Corp., 3.80%, 9/15/27	60,000	56,809
Tenneco, Inc., 8.00%, 11/17/28(b)	18,000	16,819
		587,484
Banking – 2.3%
Bank of America Corp.,
(3M CME Term SOFR + 1.07%), 3.37%, 1/23/26(k)	25,000	24,540
(SOFR + 1.33%), 3.38%, 4/02/26(k)	495,000	483,738
(SOFR + 1.15%), 1.32%, 6/19/26(k)	210,000	199,562
(SOFR + 1.75%), 4.83%, 7/22/26(k)	105,000	103,656
(SOFR + 1.05%), 2.55%, 2/04/28(k)	25,000	23,026
(SOFR + 2.04%), 4.95%, 7/22/28(k)	85,000	83,384
(SOFR + 1.99%), 6.20%, 11/10/28(k)	125,000	127,614
(3M CME Term SOFR + 1.25%), 2.50%, 2/13/31(k)	80,000	67,327
(SOFR + 1.22%), 2.65%, 3/11/32(k)	50,000	41,228
(SOFR + 1.21%), 2.57%, 10/20/32(k)	30,000	24,201
(SOFR + 1.91%), 5.29%, 4/25/34(k)	80,000	77,059
(SOFR + 1.65%), 5.47%, 1/23/35(k)	70,000	68,073
Citigroup, Inc.,
(SOFR + 1.37%), 4.14%, 5/24/25(k)	110,000	109,859
(SOFR + 0.77%), 1.46%, 6/09/27(k)	375,000	343,353
4.45%, 9/29/27	100,000	96,237
(SOFR + 1.36%), 5.17%, 2/13/30(k)	50,000	48,898
(SOFR + 1.94%), 3.79%, 3/17/33(k)	140,000	121,641
(SOFR + 2.06%), 5.83%, 2/13/35(k)	200,000	192,492
	Par (a)	Value
Banking (Continued)

Fifth Third Bancorp, (SOFR + 2.34%), 6.34%, 7/27/29(k)	$ 30,000	$ 30,342
JPMorgan Chase & Co.,
(3M CME Term SOFR + 1.59%), 2.01%, 3/13/26(k)	300,000	290,210
(SOFR + 0.80%), 1.05%, 11/19/26(k)	180,000	167,508
(3M CME Term SOFR + 0.70%), 1.04%, 2/04/27(k)	205,000	188,956
(SOFR + 0.77%), 1.47%, 9/22/27(k)	95,000	86,158
(SOFR + 1.99%), 4.85%, 7/25/28(k)	245,000	239,982
(SOFR + 1.31%), 5.01%, 1/23/30(k)	25,000	24,393
(SOFR + 1.26%), 2.96%, 1/25/33(k)	15,000	12,463
(SOFR + 2.08%), 4.91%, 7/25/33(k)	75,000	71,306
(SOFR + 1.85%), 5.35%, 6/01/34(k)	120,000	116,696
PNC Financial Services Group (The), Inc.,
(SOFR Index + 1.73%), 6.62%, 10/20/27(k)	180,000	183,932
(SOFR + 1.84%), 5.58%, 6/12/29(k)	40,000	39,820
(SOFR + 1.90%), 5.68%, 1/22/35(k)	80,000	78,378

Popular, Inc., 7.25%, 3/13/28	44,000	44,117
Santander Holdings USA, Inc.,
(SOFR Index + 1.38%), 4.26%, 6/09/25(k)	70,000	69,748
(SOFR + 2.36%), 6.50%, 3/09/29(k)	10,000	10,078
(SOFR + 2.50%), 6.17%, 1/09/30(k)	90,000	89,648
Truist Financial Corp.,
(SOFR + 1.46%), 4.26%, 7/28/26(k)	88,000	86,332
(SOFR + 0.86%), 1.89%, 6/07/29(k)	36,000	30,755
(SOFR + 1.92%), 5.71%, 1/24/35(k)	65,000	63,082

U.S. Bancorp, (SOFR + 1.66%), 4.55%, 7/22/28(k)	20,000	19,348
Wells Fargo & Co.,
(SOFR + 1.32%), 3.91%, 4/25/26(k)	104,000	102,003
(SOFR + 1.51%), 3.53%, 3/24/28(k)	161,000	151,929

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Banking (Continued)
Wells Fargo & Co.,
(SOFR + 1.07%), 5.71%, 4/22/28(k)	$165,000	$ 165,115
(3M CME Term SOFR + 1.57%), 3.58%, 5/22/28(k)	1,000	941
(SOFR + 1.98%), 4.81%, 7/25/28(k)	241,000	234,828
4.15%, 1/24/29	20,000	18,926
(SOFR + 1.74%), 5.57%, 7/25/29(k)	80,000	79,744
(SOFR + 1.79%), 6.30%, 10/23/29(k)	23,000	23,563
(3M CME Term SOFR + 1.43%), 2.88%, 10/30/30(k)	1,000	868
(SOFR + 1.99%), 5.56%, 7/25/34(k)	90,000	87,727
(SOFR + 1.78%), 5.50%, 1/23/35(k)	50,000	48,569
		5,093,353
Beverages – 0.0%(d)
Constellation Brands, Inc., 4.35%, 5/09/27	65,000	62,935
Biotechnology & Pharmaceuticals – 0.4%
AbbVie, Inc., 5.05%, 3/15/34	105,000	102,394
Amgen, Inc., 5.25%, 3/02/30	108,000	107,048
Bausch Health Americas, Inc.,
9.25%, 4/01/26(b)	8,000	7,404
8.50%, 1/31/27(b)	2,000	1,295
Bausch Health Cos., Inc.,
9.00%, 12/15/25(b)	2,000	1,890
6.13%, 2/01/27(b)	86,000	62,995
11.00%, 9/30/28(b)	84,000	65,561
Bristol-Myers Squibb Co.,
1.45%, 11/13/30	50,000	39,463
5.20%, 2/22/34	50,000	48,965

Eli Lilly & Co., 4.70%, 2/27/33	8,000	7,689
Merck & Co., Inc., 4.50%, 5/17/33	110,000	103,969
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 5.13%, 4/30/31(b)	20,000	17,294
Pfizer Investment Enterprises Pte. Ltd., 4.45%, 5/19/28	30,000	29,096
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30	230,000	183,623
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
Zoetis, Inc.,
3.00%, 9/12/27	$140,000	$129,704
2.00%, 5/15/30	20,000	16,477
		924,867
Cable & Satellite – 0.4%
Cable One, Inc., 4.00%, 11/15/30(b)	47,000	35,857
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 6/01/29(b)	5,000	4,404
6.38%, 9/01/29(b)	40,000	36,667
7.38%, 3/01/31(b)	115,000	109,128
4.75%, 2/01/32(b)	135,000	106,169
4.50%, 6/01/33(b)	32,000	24,064
Charter Communications Operating LLC/Charter Communications Operating Capital,
2.25%, 1/15/29	15,000	12,520
2.30%, 2/01/32	50,000	37,267
Comcast Corp.,
3.40%, 4/01/30	50,000	45,038
4.80%, 5/15/33	110,000	104,661

CSC Holdings LLC, 11.25%, 5/15/28(b)	35,000	30,959
Directv Financing LLC, 8.88%, 2/01/30(b)	48,000	46,672
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	155,000	144,472
GCI LLC, 4.75%, 10/15/28(b)	52,000	46,386
Sirius XM Radio, Inc.,
5.50%, 7/01/29(b)	134,000	124,384
4.13%, 7/01/30(b)	30,000	25,442
		934,090
Chemicals – 0.3%
Air Products and Chemicals, Inc., 1.85%, 5/15/27	50,000	45,494
Celanese U.S. Holdings LLC, 6.35%, 11/15/28	65,000	66,016
Chemours (The) Co., 5.38%, 5/15/27	61,000	57,714
CVR Partners L.P./CVR Nitrogen Finance Corp., 6.13%, 6/15/28(b)	69,000	64,377
Ecolab, Inc., 2.13%, 2/01/32	20,000	16,116
LSB Industries, Inc., 6.25%, 10/15/28(b)	71,000	67,305

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Chemicals (Continued)
LYB International Finance II B.V., 3.50%, 3/02/27	$ 30,000	$ 28,404
PPG Industries, Inc., 1.20%, 3/15/26	165,000	152,223
Rain Carbon, Inc., 12.25%, 9/01/29(b)	45,000	46,863
SK Invictus Intermediate II S.a.r.l., 5.00%, 10/30/29(b)	78,000	67,998
Tronox, Inc., 4.63%, 3/15/29(b)	5,000	4,461
		616,971
Commercial Support Services – 0.2%
ADT Security (The) Corp., 4.88%, 7/15/32(b)	72,000	64,087
APX Group, Inc., 5.75%, 7/15/29(b)	42,000	39,053
Cintas Corp. No. 2, 4.00%, 5/01/32	60,000	54,813
CoreCivic, Inc., 8.25%, 4/15/29	35,000	36,165
Deluxe Corp., 8.00%, 6/01/29(b)	52,000	46,780
GEO Group (The), Inc.,
8.63%, 4/15/29(b)	35,000	35,433
10.25%, 4/15/31(b)	70,000	72,166

Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28(b)	33,000	32,238
VT Topco, Inc., 8.50%, 8/15/30(b)	15,000	15,526
Waste Connections, Inc.,
2.60%, 2/01/30	5,000	4,319
3.20%, 6/01/32	55,000	46,810

ZipRecruiter, Inc., 5.00%, 1/15/30(b)	59,000	51,902
		499,292
Construction Materials – 0.1%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(b)	15,000	15,801
Eagle Materials, Inc., 2.50%, 7/01/31	88,000	72,102
Eco Material Technologies, Inc., 7.88%, 1/31/27(b)	20,000	20,147
Smyrna Ready Mix Concrete LLC,
6.00%, 11/01/28(b)	28,000	27,086
8.88%, 11/15/31(b)	50,000	52,657
		187,793
	Par (a)	Value
Consumer Services – 0.0%(d)
Adtalem Global Education, Inc., 5.50%, 3/01/28(b)	$ 31,000	$ 29,372
PROG Holdings, Inc., 6.00%, 11/15/29(b)	64,000	58,970
		88,342
Containers & Packaging – 0.1%
Graham Packaging Co., Inc., 7.13%, 8/15/28(b)	60,000	54,197
Mauser Packaging Solutions Holding Co.,
7.88%, 4/15/27(b)	32,000	32,600
9.25%, 4/15/27(b)	21,000	20,579

Packaging Corp. of America, 5.70%, 12/01/33	95,000	94,637
		202,013
Diversified Industrials – 0.0%(d)
Honeywell International, Inc., 4.50%, 1/15/34	80,000	75,177
Electric Utilities – 0.9%
AEP Texas, Inc., 3.95%, 6/01/28	50,000	46,814
AES (The) Corp., 5.45%, 6/01/28	30,000	29,541
Appalachian Power Co., 4.50%, 8/01/32	50,000	45,521
Arizona Public Service Co., 2.20%, 12/15/31	10,000	7,916
Black Hills Corp., 3.15%, 1/15/27	20,000	18,703
CenterPoint Energy Houston Electric LLC, 4.45%, 10/01/32	30,000	27,935
CenterPoint Energy, Inc., 5.25%, 8/10/26	22,000	21,855
Constellation Energy Generation LLC, 3.25%, 6/01/25	50,000	48,700
Dominion Energy, Inc., 3.38%, 4/01/30	50,000	44,289
DTE Electric Co., 5.20%, 4/01/33	50,000	49,065
Duke Energy Carolinas LLC, 4.95%, 1/15/33	20,000	19,249
Duke Energy Corp.,
2.65%, 9/01/26	100,000	93,707
3.40%, 6/15/29	50,000	45,418
5.75%, 9/15/33	26,000	25,899
Duke Energy Progress LLC,
3.40%, 4/01/32	20,000	17,344
5.25%, 3/15/33	10,000	9,812

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Electric Utilities (Continued)

Entergy Louisiana LLC, 1.60%, 12/15/30	$ 90,000	$ 70,489
Evergy Kansas Central, Inc., 5.90%, 11/15/33	10,000	10,131
Eversource Energy, 5.13%, 5/15/33	50,000	47,153
Exelon Corp., 5.15%, 3/15/28	40,000	39,469
Florida Power & Light Co.,
2.45%, 2/03/32	30,000	24,516
4.80%, 5/15/33	15,000	14,283
Georgia Power Co.,
4.65%, 5/16/28	30,000	29,167
4.70%, 5/15/32	20,000	18,933

Interstate Power and Light Co., 5.70%, 10/15/33	14,000	13,927
ITC Holdings Corp., 3.35%, 11/15/27	10,000	9,309
National Rural Utilities Cooperative Finance Corp.,
1.00%, 6/15/26	85,000	77,551
2.40%, 3/15/30	50,000	42,207
NextEra Energy Capital Holdings, Inc.,
5.75%, 9/01/25	30,000	30,019
5.25%, 3/15/34	50,000	47,973

NRG Energy, Inc., 7.00%, 3/15/33(b)	110,000	114,551
Oncor Electric Delivery Co. LLC,
4.30%, 5/15/28	25,000	24,076
5.65%, 11/15/33	10,000	10,045
Pacific Gas and Electric Co.,
2.50%, 2/01/31	80,000	64,863
6.40%, 6/15/33	29,000	29,508

PacifiCorp, 5.30%, 2/15/31	10,000	9,771
PECO Energy Co., 4.90%, 6/15/33	40,000	38,577
PPL Capital Funding, Inc., 3.10%, 5/15/26	20,000	19,114
PPL Electric Utilities Corp.,
5.00%, 5/15/33	10,000	9,673
4.85%, 2/15/34	25,000	23,811
Public Service Co. of Colorado,
4.10%, 6/01/32	25,000	22,648
5.35%, 5/15/34	30,000	29,239
Public Service Electric and Gas Co.,
4.65%, 3/15/33	10,000	9,433
	Par (a)	Value
Electric Utilities (Continued)
Public Service Electric and Gas Co.,
5.20%, 8/01/33	$20,000	$ 19,598

Public Service Enterprise Group, Inc., 1.60%, 8/15/30	10,000	7,887
San Diego Gas & Electric Co., 4.95%, 8/15/28	45,000	44,343
Sempra, 5.50%, 8/01/33	10,000	9,713
Southern (The) Co., 5.20%, 6/15/33	50,000	48,169
Southern California Edison Co.,
5.95%, 11/01/32	21,000	21,364
2.95%, 2/01/51	6,000	3,657
5.88%, 12/01/53	10,000	9,737

Southwestern Electric Power Co., 5.30%, 4/01/33	10,000	9,528
Talen Energy Supply LLC, 8.63%, 6/01/30(b)	53,000	56,076
Union Electric Co., 2.95%, 3/15/30	70,000	61,131
Virginia Electric and Power Co., 2.30%, 11/15/31	45,000	36,240
Vistra Operations Co. LLC,
5.50%, 9/01/26(b)	25,000	24,398
5.63%, 2/15/27(b)	84,000	81,728
5.00%, 7/31/27(b)	50,000	47,586
7.75%, 10/15/31(b)	50,000	51,280

WEC Energy Group, Inc., 5.60%, 9/12/26	15,000	15,017
Wisconsin Electric Power Co., 1.70%, 6/15/28	10,000	8,699
Wisconsin Power and Light Co., 1.95%, 9/16/31	5,000	3,943
Xcel Energy, Inc., 4.60%, 6/01/32	10,000	9,175
		2,001,473
Engineering & Construction – 0.0%(d)
Brand Industrial Services, Inc., 10.38%, 8/01/30(b)	15,000	16,096
Quanta Services, Inc., 2.35%, 1/15/32	30,000	23,670
Tutor Perini Corp.,
6.88%, 5/01/25(b)	13,000	13,000
11.88%, 4/30/29(b)	34,000	34,841
		87,607

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Entertainment Content – 0.1%
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29(b)	$ 57,000	$ 43,436
Paramount Global, 4.20%, 5/19/32	65,000	53,082
TEGNA, Inc.,
4.63%, 3/15/28	53,000	47,763
5.00%, 9/15/29	200,000	176,309
		320,590
Food – 0.1%
BellRing Brands, Inc., 7.00%, 3/15/30(b)	37,000	37,441
Chobani LLC/Chobani Finance Corp., Inc., 7.63%, 7/01/29(b)	15,000	15,159
General Mills, Inc., 4.95%, 3/29/33	35,000	33,525
Hershey (The) Co., 4.50%, 5/04/33	52,000	49,649
Mondelez International, Inc., 2.63%, 3/17/27	40,000	37,135
		172,909
Gas & Water Utilities – 0.2%
American Water Capital Corp.,
4.45%, 6/01/32	30,000	28,011
5.15%, 3/01/34	5,000	4,845
AmeriGas Partners L.P./AmeriGas Finance Corp.,
5.88%, 8/20/26	29,000	28,516
5.75%, 5/20/27	42,000	40,765
9.38%, 6/01/28(b)	48,000	49,873

Essential Utilities, Inc., 5.38%, 1/15/34	25,000	24,076
NiSource, Inc., 0.95%, 8/15/25	100,000	94,093
ONE Gas, Inc., 4.25%, 9/01/32	25,000	23,093
Piedmont Natural Gas Co., Inc., 5.40%, 6/15/33	10,000	9,763
Southern California Gas Co., 5.20%, 6/01/33	30,000	29,177
Southern Co. Gas Capital Corp., 5.75%, 9/15/33	10,000	10,047
Southwest Gas Corp., 4.05%, 3/15/32	25,000	22,261
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.00%, 6/01/31(b)	10,000	8,883
		373,403
	Par (a)	Value
Health Care Facilities & Services – 0.4%
Cencora, Inc., 2.70%, 3/15/31	$ 90,000	$ 75,383
DaVita, Inc.,
4.63%, 6/01/30(b)	106,000	92,870
3.75%, 2/15/31(b)	37,000	30,446

Fortrea Holdings, Inc., 7.50%, 7/01/30(b)	48,000	48,419
HCA, Inc.,
3.50%, 9/01/30	50,000	44,083
3.63%, 3/15/32	91,000	78,273
5.60%, 4/01/34	235,000	229,303

IQVIA, Inc., 6.25%, 2/01/29	25,000	25,407
McKesson Corp., 0.90%, 12/03/25	75,000	69,716
UnitedHealth Group, Inc.,
2.00%, 5/15/30	125,000	103,809
4.50%, 4/15/33	21,000	19,684
Universal Health Services, Inc.,
2.65%, 10/15/30	112,000	92,955
2.65%, 1/15/32	98,000	77,971
		988,319
Home & Office Products – 0.0%(d)
Steelcase, Inc., 5.13%, 1/18/29	46,000	43,026
Home Construction – 0.2%
Interface, Inc., 5.50%, 12/01/28(b)	18,000	16,881
Lennar Corp., 5.00%, 6/15/27	35,000	34,514
LGI Homes, Inc., 8.75%, 12/15/28(b)	37,000	38,488
Masco Corp., 3.50%, 11/15/27	45,000	41,762
Meritage Homes Corp., 5.13%, 6/06/27	30,000	29,195
NVR, Inc., 3.00%, 5/15/30	135,000	117,039
Toll Brothers Finance Corp.,
4.35%, 2/15/28	60,000	57,366
3.80%, 11/01/29	50,000	45,551
		380,796
Industrial Support Services – 0.0%(d)
NESCO Holdings II, Inc., 5.50%, 4/15/29(b)	40,000	37,232
Institutional Financial Services – 0.9%
Bank of New York Mellon (The) Corp., (SOFR + 1.17%), 4.54%, 2/01/29(k)	50,000	48,495
Coinbase Global, Inc.,
3.38%, 10/01/28(b)	42,000	35,211

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Institutional Financial Services (Continued)
Coinbase Global, Inc.,
3.63%, 10/01/31(b)	$ 79,000	$ 61,603
Goldman Sachs Group (The), Inc.,
(3M CME Term SOFR + 1.46%), 3.27%, 9/29/25(k)	25,000	24,725
(SOFR + 0.61%), 0.86%, 2/12/26(k)	90,000	86,446
3.50%, 11/16/26	50,000	47,525
(SOFR + 0.79%), 1.09%, 12/09/26(k)	450,000	417,155
(SOFR + 0.80%), 1.43%, 3/09/27(k)	110,000	101,643
(3M CME Term SOFR + 1.42%), 3.81%, 4/23/29(k)	50,000	46,745
3.80%, 3/15/30	50,000	45,738
(SOFR + 1.28%), 2.62%, 4/22/32(k)	10,000	8,187
(SOFR + 1.25%), 2.38%, 7/21/32(k)	75,000	60,020
(SOFR + 1.55%), 5.85%, 4/25/35(k)	125,000	125,066

Intercontinental Exchange, Inc., 1.85%, 9/15/32	20,000	15,144
Jefferies Financial Group, Inc.,
5.88%, 7/21/28	25,000	24,895
6.20%, 4/14/34	12,000	11,863
Morgan Stanley,
(SOFR + 1.99%), 2.19%, 4/28/26(k)	20,000	19,290
(SOFR + 1.67%), 4.68%, 7/17/26(k)	164,000	161,868
3.95%, 4/23/27	12,000	11,491
(SOFR + 0.88%), 1.59%, 5/04/27(k)	35,000	32,259
(SOFR + 0.86%), 1.51%, 7/20/27(k)	5,000	4,566
(3M CME Term SOFR + 1.40%), 3.77%, 1/24/29(k)	1,000	938
(SOFR + 1.73%), 5.12%, 2/01/29(k)	1,000	984
(SOFR + 1.59%), 5.16%, 4/20/29(k)	11,000	10,820
(SOFR + 1.63%), 5.45%, 7/20/29(k)	16,000	15,902
(3M CME Term SOFR + 1.89%), 4.43%, 1/23/30(k)	53,000	50,415
(SOFR + 3.12%), 3.62%, 4/01/31(k)	146,000	131,226
	Par (a)	Value
Institutional Financial Services (Continued)
Morgan Stanley,
(SOFR + 1.03%), 1.79%, 2/13/32(k)	$280,000	$ 218,485
(SOFR + 1.18%), 2.24%, 7/21/32(k)	40,000	31,808
(SOFR + 1.87%), 5.25%, 4/21/34(k)	160,000	153,528

StoneX Group, Inc., 7.88%, 3/01/31(b)	54,000	54,610
		2,058,651
Insurance – 0.6%
Aflac, Inc., 1.13%, 3/15/26	30,000	27,689
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)	11,000	10,787
Aon Corp., 2.80%, 5/15/30	20,000	17,222
Arthur J Gallagher & Co.,
2.40%, 11/09/31	20,000	15,958
5.50%, 3/02/33	30,000	29,386
6.50%, 2/15/34	125,000	130,180

Assurant, Inc., 4.90%, 3/27/28	65,000	62,820
Assured Guaranty U.S. Holdings, Inc., 6.13%, 9/15/28	58,000	58,843
Brown & Brown, Inc.,
4.50%, 3/15/29	90,000	85,885
4.20%, 3/17/32	100,000	88,987

Enstar Group Ltd., 3.10%, 9/01/31	197,000	157,229
Marsh & McLennan Cos., Inc.,
2.38%, 12/15/31	410,000	332,880
5.75%, 11/01/32	100,000	102,365
5.40%, 9/15/33	46,000	45,850

Principal Financial Group, Inc., 5.38%, 3/15/33	18,000	17,651
Progressive (The) Corp., 3.20%, 3/26/30	32,000	28,537
Unum Group, 4.00%, 6/15/29	135,000	124,550
		1,336,819
Internet Media & Services – 0.4%
Booking Holdings, Inc., 4.63%, 4/13/30	23,000	22,172
GrubHub Holdings, Inc., 5.50%, 7/01/27(b)	54,000	48,160
Meta Platforms, Inc.,
3.50%, 8/15/27	130,000	123,546
4.60%, 5/15/28	50,000	49,112
4.80%, 5/15/30	40,000	39,274

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Internet Media & Services (Continued)
Meta Platforms, Inc.,
3.85%, 8/15/32	$235,000	$213,362
4.95%, 5/15/33	163,000	159,682
VeriSign, Inc.,
4.75%, 7/15/27	100,000	97,061
2.70%, 6/15/31	150,000	122,998
		875,367
Leisure Facilities & Services – 1.1%
Boyne USA, Inc., 4.75%, 5/15/29(b)	10,000	9,099
Brinker International, Inc., 8.25%, 7/15/30(b)	32,000	33,320
Carnival Corp.,
5.75%, 3/01/27(b)	55,000	53,678
10.50%, 6/01/30(b)	58,000	62,988

Carnival Holdings Bermuda Ltd., 10.38%, 5/01/28(b)	63,000	68,309
Carrols Restaurant Group, Inc., 5.88%, 7/01/29(b)	632,000	642,905
Choice Hotels International, Inc., 3.70%, 12/01/29	5,000	4,409
Darden Restaurants, Inc., 6.30%, 10/10/33	30,000	30,421
Everi Holdings, Inc., 5.00%, 7/15/29(b)	640,000	627,420
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,
5.00%, 6/01/29(b)	90,000	81,860
4.88%, 7/01/31(b)	88,000	76,619
6.63%, 1/15/32(b)	10,000	9,859

Hyatt Hotels Corp., 5.75%, 1/30/27	30,000	30,144
Marriott International, Inc.,
5.75%, 5/01/25	9,000	9,003
5.00%, 10/15/27	35,000	34,508
5.55%, 10/15/28	30,000	30,074
2.85%, 4/15/31	100,000	83,878
5.30%, 5/15/34	35,000	33,568

McDonald's Corp., 4.60%, 9/09/32	284,000	270,532
NCL Corp. Ltd.,
5.88%, 3/15/26(b)	83,000	81,325
7.75%, 2/15/29(b)	48,000	49,031

Raising Cane's Restaurants LLC, 9.38%, 5/01/29(b)	15,000	16,088
	Par (a)	Value
Leisure Facilities & Services (Continued)
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29(b)	$ 25,000	$ 22,188
8.45%, 7/27/30(b)	65,000	68,093

Royal Caribbean Cruises Ltd., 5.50%, 8/31/26(b)	36,000	35,314
Station Casinos LLC, 4.63%, 12/01/31(b)	11,000	9,642
Travel + Leisure Co.,
6.63%, 7/31/26(b)	14,000	14,016
4.50%, 12/01/29(b)	32,000	28,844
4.63%, 3/01/30(b)	18,000	16,078

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, 2/15/31(b)	12,000	12,171
		2,545,384
Machinery – 0.2%
Eaton Corp., 4.15%, 3/15/33	20,000	18,387
IDEX Corp., 2.63%, 6/15/31	60,000	49,374
Ingersoll Rand, Inc.,
5.40%, 8/14/28	90,000	89,765
5.70%, 8/14/33	60,000	59,595

Oshkosh Corp., 3.10%, 3/01/30	103,000	89,820
Pentair Finance S.a.r.l., 4.50%, 7/01/29	60,000	57,151
Titan International, Inc., 7.00%, 4/30/28	51,000	49,299
		413,391
Medical Equipment & Devices – 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31	30,000	24,623
Bausch + Lomb Corp., 8.38%, 10/01/28(b)	90,000	92,948
Edwards Lifesciences Corp., 4.30%, 6/15/28	70,000	67,181
Embecta Corp., 5.00%, 2/15/30(b)	18,000	13,877
Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	30,000	29,868
		228,497
Metals & Mining – 0.0%(d)
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)	15,000	15,618

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Metals & Mining (Continued)
Freeport-McMoRan, Inc., 4.13%, 3/01/28	$ 35,000	$ 32,954
SunCoke Energy, Inc., 4.88%, 6/30/29(b)	54,000	47,681
		96,253
Oil & Gas Producers – 2.5%
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27	41,000	40,418
Cheniere Energy, Inc., 4.63%, 10/15/28	110,000	105,150
Chevron USA, Inc., 3.25%, 10/15/29	20,000	18,290
Civitas Resources, Inc.,
5.00%, 10/15/26(b)	24,000	23,214
8.38%, 7/01/28(b)	109,000	113,707
8.75%, 7/01/31(b)	32,000	33,944

CNX Midstream Partners L.P., 4.75%, 4/15/30(b)	6,000	5,310
CNX Resources Corp.,
6.00%, 1/15/29(b)	40,000	38,756
7.38%, 1/15/31(b)	44,000	44,540

Columbia Pipeline Group, Inc., 4.50%, 6/01/25	15,000	14,766
ConocoPhillips Co., 5.05%, 9/15/33	20,000	19,481
CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(b)	60,000	55,136
Crescent Energy Finance LLC, 9.25%, 2/15/28(b)	30,000	31,694
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/25(b)	1,033,000	1,027,289
CVR Energy, Inc., 8.50%, 1/15/29(b)	79,000	79,195
DCP Midstream Operating L.P., 3.25%, 2/15/32	5,000	4,206
Delek Logistics Partners L.P./Delek Logistics Finance Corp.,
7.13%, 6/01/28(b)	22,000	21,488
8.63%, 3/15/29(b)	94,000	94,711

Diamondback Energy, Inc., 5.40%, 4/18/34	105,000	102,035
Energy Transfer L.P.,
2.90%, 5/15/25	40,000	38,888
5.75%, 2/15/33	10,000	9,920
6.55%, 12/01/33	65,000	67,726

EQT Corp., 3.90%, 10/01/27	45,000	42,444
	Par (a)	Value
Oil & Gas Producers (Continued)

FTAI Infra Escrow Holdings LLC, 10.50%, 6/01/27(b)	$ 15,000	$ 15,718
Global Partners L.P./GLP Finance Corp.,
6.88%, 1/15/29	100,000	97,864
8.25%, 1/15/32(b)	43,000	44,050

Gulfport Energy Corp., 8.00%, 5/17/26(b)	21,000	21,271
Harvest Midstream I L.P., 7.50%, 9/01/28(b)	35,000	35,096
Hess Corp., 4.30%, 4/01/27	50,000	48,385
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/28(b)	20,000	19,706
6.00%, 2/01/31(b)	63,000	60,142
6.25%, 4/15/32(b)	40,000	38,621
8.38%, 11/01/33(b)	20,000	21,454

Howard Midstream Energy Partners LLC, 8.88%, 7/15/28(b)	15,000	15,711
Kinder Morgan, Inc., 1.75%, 11/15/26	60,000	54,722
Marathon Oil Corp., 5.70%, 4/01/34	70,000	67,674
Marathon Petroleum Corp., 4.70%, 5/01/25	50,000	49,493
MPLX L.P.,
4.88%, 6/01/25	735,000	728,067
4.13%, 3/01/27	180,000	173,530
4.25%, 12/01/27	90,000	86,218
2.65%, 8/15/30	50,000	42,129
5.00%, 3/01/33	210,000	197,496
New Fortress Energy, Inc.,
6.75%, 9/15/25(b)	75,000	74,078
6.50%, 9/30/26(b)	25,000	23,907
8.75%, 3/15/29(b)	36,000	35,109
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 2/15/29(b)	36,000	36,573
8.38%, 2/15/32(b)	96,000	97,551
Northern Oil & Gas, Inc.,
8.13%, 3/01/28(b)	35,000	35,408
8.75%, 6/15/31(b)	42,000	44,180
ONEOK, Inc.,
2.20%, 9/15/25	80,000	76,204
5.85%, 1/15/26	77,000	77,293
4.00%, 7/13/27	255,000	243,092
6.05%, 9/01/33	110,000	111,221

Ovintiv, Inc., 5.38%, 1/01/26	10,000	9,917

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
PBF Holding Co. LLC/PBF Finance Corp.,
6.00%, 2/15/28	$ 43,000	$ 41,938
7.88%, 9/15/30(b)	46,000	47,310

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/29	62,000	55,771
Prairie Acquiror L.P., 9.00%, 8/01/29(b)	25,000	25,535
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 2/15/29(b)	20,000	20,022
Talos Production, Inc.,
9.00%, 2/01/29(b)	60,000	63,304
9.38%, 2/01/31(b)	50,000	53,285
Targa Resources Corp.,
5.20%, 7/01/27	160,000	158,215
6.15%, 3/01/29	130,000	132,230
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
6.50%, 7/15/27	17,000	17,105
5.00%, 1/15/28	46,000	44,487
5.50%, 3/01/30	25,000	24,389
4.88%, 2/01/31	20,000	18,717

Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/01/26	105,000	108,100
Venture Global LNG, Inc.,
8.13%, 6/01/28(b)	60,000	61,348
9.50%, 2/01/29(b)	47,000	50,519
8.38%, 6/01/31(b)	35,000	35,917
9.88%, 2/01/32(b)	47,000	50,154
		5,722,534
Oil, Gas Services & Equipment – 0.2%
Bristow Group, Inc., 6.88%, 3/01/28(b)	23,000	22,306
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)	51,000	53,345
Helix Energy Solutions Group, Inc., 9.75%, 3/01/29(b)	19,000	20,197
Noble Finance II LLC, 8.00%, 4/15/30(b)	45,000	46,368
Transocean, Inc.,
8.00%, 2/01/27(b)	9,000	9,022
8.75%, 2/15/30(b)	36,000	37,536
	Par (a)	Value
Oil, Gas Services & Equipment (Continued)
USA Compression Partners L.P./USA Compression Finance Corp.,
6.88%, 9/01/27	$ 46,000	$ 45,924
7.13%, 3/15/29(b)	31,000	30,802

Valaris Ltd., 8.38%, 4/30/30(b)	75,000	77,131
		342,631
Publishing & Broadcasting – 0.1%
Belo Corp., 7.25%, 9/15/27	14,000	14,145
Nexstar Media, Inc.,
5.63%, 7/15/27(b)	119,000	111,904
4.75%, 11/01/28(b)	46,000	40,837

Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	42,000	29,111
Townsquare Media, Inc., 6.88%, 2/01/26(b)	53,000	51,435
		247,432
Real Estate Investment Trusts – 0.5%
American Tower Corp., 5.80%, 11/15/28	55,000	55,352
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 5/15/26(b)	70,000	67,735
Crown Castle, Inc.,
3.65%, 9/01/27	80,000	74,975
3.80%, 2/15/28	17,000	15,858
5.60%, 6/01/29	10,000	9,941

Equinix, Inc., 1.45%, 5/15/26	70,000	64,229
Essential Properties L.P., 2.95%, 7/15/31	30,000	23,788
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(b)	60,000	53,177
Iron Mountain, Inc., 5.63%, 7/15/32(b)	50,000	46,279
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 5/15/29(b)	2,000	1,830
Prologis L.P.,
4.88%, 6/15/28	20,000	19,684
4.75%, 6/15/33	40,000	37,756

Public Storage Operating Co., 3.39%, 5/01/29	7,000	6,407

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)

Realty Income Corp., 4.75%, 2/15/29	$ 90,000	$ 87,083
RLJ Lodging Trust L.P., 4.00%, 9/15/29(b)	54,000	46,834
Service Properties Trust, 7.50%, 9/15/25	46,000	46,339
Simon Property Group L.P.,
3.50%, 9/01/25	65,000	63,300
1.38%, 1/15/27	10,000	8,994
5.50%, 3/08/33	40,000	39,502
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,
10.50%, 2/15/28(b)	67,000	69,508
6.50%, 2/15/29(b)	126,000	101,295

VICI Properties L.P./VICI Note Co., Inc., 4.13%, 8/15/30(b)	50,000	44,566
Welltower OP LLC, 4.00%, 6/01/25	57,000	55,904
XHR L.P., 4.88%, 6/01/29(b)	15,000	13,691
		1,054,027
Real Estate Owners & Developers – 0.1%
Five Point Operating Co. L.P./Five Point Capital Corp., (Step to 11.00% on 11/15/24), 10.50%, 1/15/28(b)(l)	24,000	24,486
Greystar Real Estate Partners LLC, 7.75%, 9/01/30(b)	10,000	10,300
Howard Hughes (The) Corp.,
5.38%, 8/01/28(b)	46,000	43,287
4.13%, 2/01/29(b)	18,000	15,895
4.38%, 2/01/31(b)	26,000	22,047
		116,015
Real Estate Services – 0.1%
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp., 7.00%, 4/15/30(b)	49,367	43,317
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(b)	64,000	63,108
Newmark Group, Inc., 7.50%, 1/12/29(b)	6,000	6,058
		112,483
Retail - Discretionary – 0.5%
AutoZone, Inc.,
5.05%, 7/15/26	120,000	119,124
4.50%, 2/01/28	40,000	38,702
	Par (a)	Value
Retail - Discretionary (Continued)

Builders FirstSource, Inc., 6.38%, 6/15/32(b)	$ 63,000	$ 62,346
Carvana Co.,
(100% Cash), 12.00%, 12/01/28(b)(j)	59,061	57,848
13.00%, 6/01/30(b)(j)	56,000	55,561

Evergreen Acqco 1 L.P./TVI, Inc., 9.75%, 4/26/28(b)	11,000	11,651
Foot Locker, Inc., 4.00%, 10/01/29(b)	47,000	37,515
Gap (The), Inc., 3.63%, 10/01/29(b)	19,000	16,077
Kohl's Corp., 4.63%, 5/01/31	66,000	54,412
Lowe's Cos., Inc.,
3.35%, 4/01/27	25,000	23,645
3.10%, 5/03/27	45,000	42,239
2.63%, 4/01/31	10,000	8,377
Macy's Retail Holdings LLC,
5.88%, 4/01/29(b)	27,000	26,033
5.88%, 3/15/30(b)	37,000	35,268
6.13%, 3/15/32(b)	70,000	66,214
Nordstrom, Inc.,
4.38%, 4/01/30	23,000	20,528
4.25%, 8/01/31	26,000	22,425

QVC, Inc., 4.38%, 9/01/28	71,000	54,597
SRS Distribution, Inc., 4.63%, 7/01/28(b)	332,000	330,763
		1,083,325
Semiconductors – 0.5%
Analog Devices, Inc.,
1.70%, 10/01/28	40,000	34,496
2.10%, 10/01/31	30,000	24,262

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	220,000	211,121
Broadcom, Inc.,
3.46%, 9/15/26	70,000	66,899
4.00%, 4/15/29(b)	5,000	4,675
4.15%, 4/15/32(b)	40,000	36,015
2.60%, 2/15/33(b)	270,000	212,826

Intel Corp., 3.75%, 3/25/27	50,000	47,932
Marvell Technology, Inc., 5.95%, 9/15/33	40,000	40,237
Micron Technology, Inc., 5.30%, 1/15/31	80,000	78,500
Texas Instruments, Inc.,
4.60%, 2/08/29	160,000	156,856
1.90%, 9/15/31	54,000	43,732

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Semiconductors (Continued)
Texas Instruments, Inc.,
4.90%, 3/14/33	$ 25,000	$ 24,454
4.85%, 2/08/34	60,000	58,159
		1,040,164
Software – 0.4%
Cloud Software Group, Inc.,
6.50%, 3/31/29(b)	48,000	45,526
9.00%, 9/30/29(b)	47,000	45,226

Fortinet, Inc., 2.20%, 3/15/31	10,000	8,105
Intuit, Inc., 5.20%, 9/15/33	100,000	98,699
MicroStrategy, Inc., 6.13%, 6/15/28(b)	55,000	50,973
Oracle Corp.,
1.65%, 3/25/26	180,000	167,225
4.65%, 5/06/30	25,000	23,967
2.88%, 3/25/31	220,000	185,916
4.90%, 2/06/33	100,000	94,669

RingCentral, Inc., 8.50%, 8/15/30(b)	15,000	15,263
Roper Technologies, Inc., 1.00%, 9/15/25	45,000	42,230
VMware LLC, 4.50%, 5/15/25	10,000	9,879
		787,678
Specialty Finance – 1.0%
Ally Financial, Inc., (SOFR + 2.82%), 6.85%, 1/03/30(k)	70,000	70,728
American Express Co.,
3.95%, 8/01/25	70,000	68,585
4.05%, 5/03/29	43,000	40,910
(SOFR + 1.84%), 5.04%, 5/01/34(k)	180,000	172,633

Apollo Commercial Real Estate Finance, Inc., 4.63%, 6/15/29(b)	58,000	47,807
Bread Financial Holdings, Inc., 9.75%, 3/15/29(b)	58,000	60,317
Burford Capital Global Finance LLC,
6.25%, 4/15/28(b)	22,000	21,168
6.88%, 4/15/30(b)	32,000	31,009
9.25%, 7/01/31(b)	56,000	58,333
Capital One Financial Corp.,
(SOFR + 1.37%), 4.17%, 5/09/25(k)	85,000	84,964
(SOFR + 2.64%), 6.31%, 6/08/29(k)	160,000	161,414
	Par (a)	Value
Specialty Finance (Continued)
Capital One Financial Corp.,
(SOFR + 2.60%), 5.25%, 7/26/30(k)	$ 7,000	$ 6,737
(SOFR + 2.26%), 6.05%, 2/01/35(k)	120,000	118,029
Credit Acceptance Corp.,
6.63%, 3/15/26	2,000	1,994
9.25%, 12/15/28(b)	55,000	58,314

Encore Capital Group, Inc., 9.25%, 4/01/29(b)	49,000	50,061
Enova International, Inc., 11.25%, 12/15/28(b)	38,000	40,346
FirstCash, Inc.,
5.63%, 1/01/30(b)	27,000	25,443
6.88%, 3/01/32(b)	45,000	44,431
Fortress Transportation and Infrastructure Investors LLC,
9.75%, 8/01/27(b)	120,000	123,888
7.88%, 12/01/30(b)	20,000	20,775
Freedom Mortgage Corp.,
12.00%, 10/01/28(b)	10,000	10,703
12.25%, 10/01/30(b)	20,000	21,704

Freedom Mortgage Holdings LLC, 9.25%, 2/01/29(b)	5,000	5,027
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/27(b)	40,000	37,038
LD Holdings Group LLC,
6.50%, 11/01/25(b)	44,000	41,758
6.13%, 4/01/28(b)	72,000	54,705

MGIC Investment Corp., 5.25%, 8/15/28	7,000	6,719
Nationstar Mortgage Holdings, Inc.,
5.00%, 2/01/26(b)	108,000	105,064
6.00%, 1/15/27(b)	25,000	24,497
5.50%, 8/15/28(b)	25,000	23,509
5.13%, 12/15/30(b)	80,000	71,868
7.13%, 2/01/32(b)	15,000	14,785

Navient Corp., 6.75%, 6/15/26	6,000	5,980
OneMain Finance Corp.,
7.13%, 3/15/26	98,000	98,892
6.63%, 1/15/28	41,000	40,869
9.00%, 1/15/29	45,000	47,177
PennyMac Financial Services, Inc.,
7.88%, 12/15/29(b)	23,000	23,475
5.75%, 9/15/31(b)	55,000	49,854

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Specialty Finance (Continued)
PRA Group, Inc.,
7.38%, 9/01/25(b)	$ 4,000	$ 3,982
5.00%, 10/01/29(b)	9,000	7,450
Rithm Capital Corp.,
6.25%, 10/15/25(b)	10,000	9,904
8.00%, 4/01/29(b)	78,000	76,273

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(b)	30,000	24,492
Starwood Property Trust, Inc., 7.25%, 4/01/29(b)	15,000	14,798
United Wholesale Mortgage LLC,
5.50%, 11/15/25(b)	48,000	47,216
5.75%, 6/15/27(b)	42,000	40,304
5.50%, 4/15/29(b)	51,000	47,379
		2,263,308
Steel – 0.1%
Cleveland-Cliffs, Inc.,
6.75%, 4/15/30(b)	40,000	39,060
7.00%, 3/15/32(b)	45,000	43,948

Nucor Corp., 3.13%, 4/01/32	50,000	42,666
Reliance, Inc., 1.30%, 8/15/25	40,000	37,782
		163,456
Technology Hardware – 0.6%
Apple, Inc., 3.35%, 8/08/32	25,000	22,204
CDW LLC/CDW Finance Corp.,
2.67%, 12/01/26	9,000	8,335
3.57%, 12/01/31	110,000	93,629

Cisco Systems, Inc., 5.05%, 2/26/34	45,000	44,016
Dell International LLC/EMC Corp.,
5.85%, 7/15/25	80,000	80,136
5.40%, 4/15/34	60,000	58,132

EquipmentShare.com, Inc., 9.00%, 5/15/28(b)	15,000	15,399
Flex Ltd., 4.88%, 6/15/29	90,000	86,319
Jabil, Inc.,
1.70%, 4/15/26	65,000	60,141
4.25%, 5/15/27	70,000	67,104
5.45%, 2/01/29	30,000	29,565
Motorola Solutions, Inc.,
4.60%, 5/23/29	180,000	172,953
2.75%, 5/24/31	40,000	33,232
5.60%, 6/01/32	50,000	49,730
	Par (a)	Value
Technology Hardware (Continued)
Motorola Solutions, Inc.,
5.40%, 4/15/34	$ 70,000	$ 68,074

NCR Atleos Corp., 9.50%, 4/01/29(b)	30,000	31,890
Seagate HDD Cayman,
8.25%, 12/15/29(b)	103,000	109,477
8.50%, 7/15/31(b)	3,000	3,203
9.63%, 12/01/32	96,000	107,688

TD SYNNEX Corp., 6.10%, 4/12/34	85,000	84,410
Teledyne FLIR LLC, 2.50%, 8/01/30	40,000	33,313
Teledyne Technologies, Inc., 2.75%, 4/01/31	30,000	24,973
Western Digital Corp.,
4.75%, 2/15/26	70,000	68,118
3.10%, 2/01/32	20,000	15,632
Xerox Holdings Corp.,
5.00%, 8/15/25(b)	9,000	8,745
5.50%, 8/15/28(b)	40,000	34,709
8.88%, 11/30/29(b)	15,000	14,290
		1,425,417
Technology Services – 0.6%
Boost Newco Borrower LLC, 7.50%, 1/15/31(b)	25,000	25,802
Broadridge Financial Solutions, Inc., 2.60%, 5/01/31	10,000	8,183
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/29(b)	58,000	52,489
FactSet Research Systems, Inc.,
2.90%, 3/01/27	150,000	139,300
3.45%, 3/01/32	72,000	61,076
Fiserv, Inc.,
5.38%, 8/21/28	30,000	29,805
5.60%, 3/02/33	150,000	148,613
5.45%, 3/15/34	30,000	29,322
International Business Machines Corp.,
2.20%, 2/09/27	100,000	92,010
4.15%, 7/27/27	285,000	275,152
Kyndryl Holdings, Inc.,
2.70%, 10/15/28	5,000	4,362
3.15%, 10/15/31	40,000	32,603
Mastercard, Inc.,
3.30%, 3/26/27	78,000	74,151
1.90%, 3/15/31	22,000	17,958

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Technology Services (Continued)
S&P Global, Inc.,
2.45%, 3/01/27	$150,000	$ 138,837
1.25%, 8/15/30	110,000	86,928
2.90%, 3/01/32	90,000	76,126

Sabre GLBL, Inc., 11.25%, 12/15/27(b)	47,000	43,926
Verisk Analytics, Inc., 4.00%, 6/15/25	83,000	81,305
		1,417,948
Telecommunications – 0.4%
AT&T, Inc.,
1.70%, 3/25/26	373,000	347,357
4.35%, 3/01/29	2,000	1,908

Cogent Communications Group, Inc., 7.00%, 6/15/27(b)	41,000	40,475
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	87,000	75,388
Frontier Communications Holdings LLC,
5.88%, 10/15/27(b)	10,000	9,592
6.75%, 5/01/29(b)	59,000	51,886
8.75%, 5/15/30(b)	10,000	10,181
8.63%, 3/15/31(b)	114,000	115,137
Hughes Satellite Systems Corp.,
5.25%, 8/01/26	50,000	41,399
6.63%, 8/01/26	25,000	14,348

Sprint Capital Corp., 8.75%, 3/15/32	30,000	35,422
T-Mobile USA, Inc.,
2.88%, 2/15/31	99,000	84,149
5.15%, 4/15/34	45,000	43,328

Verizon Communications, Inc., 3.00%, 3/22/27	100,000	93,740
		964,310
Tobacco & Cannabis – 0.5%
Altria Group, Inc.,
2.35%, 5/06/25	260,000	251,440
3.40%, 5/06/30	30,000	26,617
2.45%, 2/04/32	190,000	149,999
6.88%, 11/01/33	110,000	116,190
Philip Morris International, Inc.,
3.38%, 8/15/29	15,000	13,672
5.63%, 11/17/29	274,000	276,315
2.10%, 5/01/30	60,000	49,658
5.75%, 11/17/32	25,000	25,170
5.38%, 2/15/33	80,000	78,409
	Par (a)	Value
Tobacco & Cannabis (Continued)
Philip Morris International, Inc.,
5.63%, 9/07/33	$ 90,000	$ 89,491

Vector Group Ltd., 5.75%, 2/01/29(b)	60,000	54,537
		1,131,498
Transportation & Logistics – 0.2%
American Airlines, Inc.,
7.25%, 2/15/28(b)	2,000	2,011
8.50%, 5/15/29(b)	25,000	26,042
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	13,333	13,179
5.75%, 4/20/29(b)	99,000	95,607

GN Bondco LLC, 9.50%, 10/15/31(b)	47,000	45,135
Ryder System, Inc.,
5.65%, 3/01/28	50,000	50,273
6.60%, 12/01/33	63,000	66,129
United Airlines, Inc.,
4.38%, 4/15/26(b)	47,000	45,208
4.63%, 4/15/29(b)	106,000	97,693

United Parcel Service, Inc., 4.45%, 4/01/30	15,000	14,476
		455,753
Transportation Equipment – 0.0%(d)
JB Poindexter & Co., Inc., 8.75%, 12/15/31(b)	35,000	35,762
Westinghouse Air Brake Technologies Corp., 5.61%, 3/11/34	60,000	58,983
		94,745
Total Corporate Bonds (Cost $42,903,127)		41,949,232

Foreign Issuer Bonds – 3.0%
Australia – 0.2%
BHP Billiton Finance USA Ltd.,
4.75%, 2/28/28	270,000	264,941
4.90%, 2/28/33	65,000	62,385
Mineral Resources Ltd.,
8.13%, 5/01/27(b)	59,000	59,554
8.00%, 11/01/27(b)	8,000	8,091
9.25%, 10/01/28(b)	28,000	29,353
8.50%, 5/01/30(b)	60,000	61,450

Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	8,000	8,546
		494,320

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Austria – 0.0%(d)
Benteler International A.G., 10.50%, 5/15/28(b)	$ 15,000	$ 15,969
Bermuda – 0.0%(d)
RenaissanceRe Holdings Ltd., 5.75%, 6/05/33	81,000	78,956
Canada – 0.7%
1011778 B.C. ULC/New Red Finance, Inc., 4.00%, 10/15/30(b)	35,000	30,183
Bank of Montreal,
3.70%, 6/07/25	215,000	210,566
5.72%, 9/25/28	50,000	50,559
Bank of Nova Scotia (The),
1.05%, 3/02/26	65,000	59,943
1.35%, 6/24/26	156,000	143,085

Baytex Energy Corp., 8.50%, 4/30/30(b)	75,000	78,196
Brookfield Finance, Inc., 6.35%, 1/05/34	50,000	51,383
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 2/15/30(b)	60,000	51,927
Canadian Imperial Bank of Commerce, 3.95%, 8/04/25	50,000	48,972
Canadian National Railway Co., 3.85%, 8/05/32	60,000	54,107
Canadian Natural Resources Ltd., 2.05%, 7/15/25	80,000	76,451
Dye & Durham Ltd., 8.63%, 4/15/29(b)	24,000	24,235
Enbridge, Inc.,
4.25%, 12/01/26	60,000	58,160
5.63%, 4/05/34	35,000	34,243
Fairfax Financial Holdings Ltd.,
3.38%, 3/03/31	25,000	21,366
5.63%, 8/16/32	70,000	67,946
goeasy Ltd.,
9.25%, 12/01/28(b)	50,000	52,792
7.63%, 7/01/29(b)	50,000	49,990

NOVA Chemicals Corp., 9.00%, 2/15/30(b)	35,000	36,064
Royal Bank of Canada,
1.20%, 4/27/26	70,000	64,408
2.05%, 1/21/27	100,000	91,789
5.20%, 8/01/28	40,000	39,771

Strathcona Resources Ltd., 6.88%, 8/01/26(b)	33,000	32,681
	Par (a)	Value
Canada (Continued)

Taseko Mines Ltd., 8.25%, 5/01/30(b)	$ 39,000	$ 39,623
Toronto-Dominion Bank (The),
3.77%, 6/06/25	62,000	60,793
0.75%, 1/06/26	100,000	92,534
4.69%, 9/15/27	40,000	39,080
		1,660,847
Chile – 0.0%(d)
Mercury Chile Holdco LLC, 6.50%, 1/24/27(b)	22,000	21,136
Finland – 0.0%(d)
Amer Sports Co., 6.75%, 2/16/31(b)	9,000	8,863
France – 0.0%(d)
Calderys Financing LLC, 11.25%, 6/01/28(b)	4,000	4,247
TotalEnergies Capital S.A., 5.15%, 4/05/34	60,000	59,121
		63,368
Germany – 0.1%
Deutsche Bank A.G., (SOFR + 1.59%), 5.71%, 2/08/28(k)	195,000	193,177
IHO Verwaltungs GmbH, 4.75%, 9/15/26(b)(j)	25,000	24,074
		217,251
Ghana – 0.1%
Kosmos Energy Ltd.,
7.13%, 4/04/26(b)	64,000	61,851
7.50%, 3/01/28(b)	47,000	44,894
		106,745
Ireland – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
6.10%, 1/15/27	150,000	151,170
5.10%, 1/19/29	150,000	146,301

Cimpress PLC, 7.00%, 6/15/26	20,000	19,845
GGAM Finance Ltd., 8.00%, 2/15/27(b)	15,000	15,373
		332,689
Israel – 0.0%(d)
Energean PLC, 6.50%, 4/30/27(b)	50,000	46,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Italy – 0.0%(d)
Intesa Sanpaolo S.p.A., (1Y US Treasury CMT + 2.75%), 4.95%, 6/01/42(b)(k)	$ 76,000	$ 54,647
UniCredit S.p.A., (5Y USD Swap Rate + 4.91%), 7.30%, 4/02/34(b)(k)	25,000	25,211
		79,858
Japan – 0.6%
Honda Motor Co. Ltd., 2.53%, 3/10/27	70,000	64,962
Mitsubishi UFJ Financial Group, Inc.,
(1Y US Treasury CMT + 1.70%), 4.79%, 7/18/25(k)	200,000	199,434
(1Y US Treasury CMT + 0.83%), 2.34%, 1/19/28(k)	275,000	252,235

Mizuho Financial Group, Inc., (1Y US Treasury CMT + 1.90%), 5.75%, 7/06/34(k)	200,000	199,205
Nomura Holdings, Inc., 1.85%, 7/16/25	200,000	190,289
Rakuten Group, Inc.,
(5Y US Treasury CMT + 4.58%), 5.13%, 4/22/26(b)(k)(m)	20,000	16,465
11.25%, 2/15/27(b)	93,000	96,581
9.75%, 4/15/29(b)	42,000	41,594
(5Y US Treasury CMT + 4.96%), 6.25%, 4/22/31(b)(k)(m)	20,000	14,296

Sumitomo Mitsui Financial Group, Inc., 1.40%, 9/17/26	200,000	181,613
		1,256,674
Jersey, C.I. – 0.1%
Aston Martin Capital Holdings Ltd., 10.00%, 3/31/29(b)	93,000	91,084
Mexico – 0.0%(d)
Borr IHC Ltd./Borr Finance LLC,
10.00%, 11/15/28(b)	60,000	62,024
10.38%, 11/15/30(b)	25,000	25,963
		87,987
Netherlands – 0.0%(d)
Sunrise FinCo I B.V., 4.88%, 7/15/31(b)	50,000	43,539
	Par (a)	Value
Norway – 0.0%(d)
Seadrill Finance Ltd., 8.38%, 8/01/30(b)	$ 50,000	$ 52,089
South Africa – 0.1%
Sasol Financing USA LLC,
6.50%, 9/27/28	34,000	32,286
8.75%, 5/03/29(b)	20,000	20,112
5.50%, 3/18/31	92,000	76,464
Stillwater Mining Co.,
4.00%, 11/16/26(b)	66,000	58,854
4.50%, 11/16/29(b)	64,000	50,186
		237,902
Spain – 0.3%
Banco Santander S.A., 5.59%, 8/08/28	600,000	596,534
Switzerland – 0.0%(d)
Novartis Capital Corp., 2.20%, 8/14/30	10,000	8,459
Turkey – 0.0%(d)
Eldorado Gold Corp., 6.25%, 9/01/29(b)	55,000	51,795
United Kingdom – 0.5%
BAT Capital Corp., 6.34%, 8/02/30	96,000	98,427
BAT International Finance PLC, 4.45%, 3/16/28	20,000	19,131
Diageo Capital PLC, 5.50%, 1/24/33	260,000	262,039
HSBC Holdings PLC,
(SOFR + 1.43%), 3.00%, 3/10/26(k)	200,000	194,997
(SOFR + 1.97%), 6.16%, 3/09/29(k)	200,000	202,261

Lloyds Banking Group PLC, 4.58%, 12/10/25	200,000	195,159
Macquarie Airfinance Holdings Ltd., 8.13%, 3/30/29(b)	15,000	15,685
Vodafone Group PLC, (5Y US Treasury CMT + 3.07%), 5.13%, 6/04/81(k)	63,000	46,144
		1,033,843
Zambia – 0.1%
First Quantum Minerals Ltd., 9.38%, 3/01/29(b)	95,000	98,152
Total Foreign Issuer Bonds (Cost $6,831,728)		6,684,560

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Mortgage-Backed Securities – 10.8%
Federal Home Loan Mortgage Corporation – 0.1%
Pool,
3.00%, 7/01/46 - 12/01/47	$ 259,050	$ 219,924
4.50%, 4/01/49	36,492	34,195
2.50%, 6/01/50 - 7/01/50	64,818	52,086
2.00%, 10/01/50	53,516	41,038
		347,243
Federal Home Loan Mortgage Corporation Gold – 0.1%
Pool, 3.00%, 3/01/46 - 12/01/46	208,677	177,418
Federal National Mortgage Association – 0.8%
Pool,
3.50%, 8/01/45 - 1/01/49	78,021	68,812
4.00%, 9/01/48 - 3/01/51	529,966	480,163
3.00%, 11/01/48	16,737	14,123
4.50%, 1/01/49	7,651	7,175
2.50%, 10/01/50 - 12/01/51	355,340	286,016
2.00%, 2/01/51 - 11/01/51	495,258	378,796
5.00%, 2/01/53 - 4/01/53	328,829	311,995
5.50%, 2/01/53	182,213	178,722
		1,725,802
Government National Mortgage Association – 0.9%
Pool,
2.00%, 5/15/54(c)	1,175,000	924,451
2.50%, 5/15/54(c)	200,000	163,938
3.00%, 5/15/54(c)	325,000	276,441
3.50%, 5/15/54(c)	575,000	506,451
4.50%, 5/15/54(c)	25,000	23,281
5.00%, 5/15/54(c)	100,000	95,719
5.50%, 5/15/54(c)	100,000	98,032
		2,088,313
Government National Mortgage Association II – 0.2%
Pool,
2.50%, 12/20/46 - 2/20/51	276,460	224,420
4.50%, 9/20/48 - 1/20/50	102,701	96,941
3.00%, 1/20/50 - 7/20/50	248,932	212,569
		533,930
	Par (a)	Value
Uniform Mortgage-Backed Securities – 1.7%
Pool,
2.00%, 5/01/38 - 5/01/53(c)	$ 850,000	$ 662,819
4.00%, 5/01/38 - 5/01/53(c)	200,000	182,959
2.50%, 5/01/39 - 5/01/53(c)	1,615,000	1,331,743
3.00%, 5/01/39 - 5/01/53(c)	275,000	237,226
3.50%, 5/01/39 - 5/01/53(c)	575,000	497,211
4.50%, 5/01/53(c)	350,000	322,495
6.50%, 5/01/53(c)	100,000	100,754
6.00%, 5/01/54(c)	425,000	421,049
		3,756,256
Whole Loan – 7.0%
Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1B1, (30D Average SOFR + 5.25%), 10.58%, 3/25/42(b)(i)	250,000	271,647
Series 2024-R02, Class 1B1, (30D Average SOFR + 2.50%, 2.50% Floor), 7.83%, 2/25/44(b)(i)	220,000	221,696
FNMA Connecticut Avenue Securities,
Series 2018-C03, Class 1EB2, (30D Average SOFR + 0.96%, 0.85% Floor), 6.29%, 10/25/30(i)	145,334	145,467
Series 2019-R01, Class 2M2, (30D Average SOFR + 2.56%), 7.89%, 7/25/31(b)(i)	26,125	26,158
Series 2019-R01, Class 2M2C, (30D Average SOFR + 2.56%), 7.89%, 7/25/31(b)(i)	46,018	46,063
Series 2020-R01, Class 1B1, (30D Average SOFR + 3.36%, 3.25% Floor), 8.69%, 1/25/40(b)(i)	100,870	104,653
Series 2020-SBT1, Class 1M2, (30D Average SOFR + 3.76%), 9.09%, 2/25/40(b)(i)	625,000	665,281
Series 2020-SBT1, Class 2M2, (30D Average SOFR + 3.76%), 9.09%, 2/25/40(b)(i)	245,000	261,081
Series 2021-R01, Class 1B1, (30D Average SOFR + 3.10%), 8.43%, 10/25/41(b)(i)	380,200	390,254

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2021-R01, Class 1M2, (30D Average SOFR + 1.55%), 6.88%, 10/25/41(b)(i)	$188,837	$189,226
Series 2021-R02, Class 2B1, (30D Average SOFR + 3.30%), 8.63%, 11/25/41(b)(i)	500,000	514,784
Series 2021-R02, Class 2M1, (30D Average SOFR + 0.90%), 6.23%, 11/25/41(b)(i)	280,765	280,764
Series 2021-R02, Class 2M2, (30D Average SOFR + 2.00%), 7.33%, 11/25/41(b)(i)	275,000	276,031
Series 2021-R03, Class 1B1, (30D Average SOFR + 2.75%, 2.75% Floor), 8.08%, 12/25/41(b)(i)	250,000	255,400
Series 2022-R01, Class 1B1, (30D Average SOFR + 3.15%), 8.48%, 12/25/41(b)(i)	550,000	566,813
Series 2022-R02, Class 2B1, (30D Average SOFR + 4.50%), 9.83%, 1/25/42(b)(i)	536,000	563,470
Series 2022-R02, Class 2M2, (30D Average SOFR + 3.00%), 8.33%, 1/25/42(b)(i)	700,000	717,890
Series 2022-R03, Class 1B1, (30D Average SOFR + 6.25%), 11.58%, 3/25/42(b)(i)	450,000	500,277
Series 2022-R05, Class 2M2, (30D Average SOFR + 3.00%), 8.33%, 4/25/42(b)(i)	200,000	206,250
Series 2022-R07, Class 1M1, (30D Average SOFR + 2.95%), 8.28%, 6/25/42(b)(i)	401,790	414,580
Series 2022-R08, Class 1M1, (30D Average SOFR + 2.55%, 2.55% Floor), 7.88%, 7/25/42(b)(i)	174,105	178,893
Freddie Mac STACR Debt Notes,
Series 2016-DNA4, Class M3, (30D Average SOFR + 3.91%), 9.24%, 3/25/29(i)	346,873	361,615
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR Debt Notes,
Series 2017-HQA3, Class M2, (30D Average SOFR + 2.46%), 7.79%, 4/25/30(i)	$429,831	$443,293
Freddie Mac STACR REMIC Trust,
Series 2021-DNA1, Class B1, (30D Average SOFR + 2.65%), 7.98%, 1/25/51(b)(i)	200,000	212,153
Series 2021-DNA2, Class B1, (30D Average SOFR + 3.40%), 8.73%, 8/25/33(b)(i)	200,000	219,562
Series 2021-DNA3, Class B1, (30D Average SOFR + 3.50%), 8.83%, 10/25/33(b)(i)	250,000	277,033
Series 2021-DNA3, Class M2, (30D Average SOFR + 2.10%), 7.43%, 10/25/33(b)(i)	30,000	30,647
Series 2021-DNA5, Class B1, (30D Average SOFR + 3.05%), 8.38%, 1/25/34(b)(i)	284,414	300,680
Series 2021-DNA5, Class M2, (30D Average SOFR + 1.65%), 6.98%, 1/25/34(b)(i)	514,570	517,143
Series 2021-DNA6, Class B1, (30D Average SOFR + 3.40%), 8.73%, 10/25/41(b)(i)	700,000	722,198
Series 2021-DNA7, Class B1, (30D Average SOFR + 3.65%), 8.98%, 11/25/41(b)(i)	510,000	530,434
Series 2021-DNA7, Class M1, (30D Average SOFR + 0.85%), 6.18%, 11/25/41(b)(i)	203,760	203,759
Series 2021-HQA1, Class B1, (30D Average SOFR + 3.00%), 8.33%, 8/25/33(b)(i)	379,000	408,255
Series 2021-HQA3, Class B1, (30D Average SOFR + 3.35%), 8.68%, 9/25/41(b)(i)	150,000	154,407
Series 2021-HQA3, Class M2, (30D Average SOFR + 2.10%), 7.43%, 9/25/41(b)(i)	355,000	355,667

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2021-HQA4, Class B1, (30D Average SOFR + 3.75%), 9.08%, 12/25/41(b)(i)	$750,000	$ 773,512
Series 2022-DNA2, Class M2, (30D Average SOFR + 3.75%), 9.08%, 2/25/42(b)(i)	300,000	314,918
Series 2022-DNA3, Class M1A, (30D Average SOFR + 2.00%), 7.33%, 4/25/42(b)(i)	598,599	604,962
Series 2022-DNA3, Class M2, (30D Average SOFR + 4.35%), 9.68%, 4/25/42(b)(i)	271,000	289,292
Series 2022-DNA5, Class M1A, (30D Average SOFR + 2.95%), 8.28%, 6/25/42(b)(i)	644,460	663,685
Series 2022-DNA6, Class M1A, (30D Average SOFR + 2.15%), 7.48%, 9/25/42(b)(i)	308,928	313,054
Series 2022-DNA7, Class M2, (30D Average SOFR + 7.00%), 12.33%, 3/25/52(b)(i)	250,000	288,202
Series 2022-HQA1, Class M1A, (30D Average SOFR + 2.10%), 7.43%, 3/25/42(b)(i)	418,357	421,758
Series 2022-HQA1, Class M2, (30D Average SOFR + 5.25%), 10.58%, 3/25/42(b)(i)	282,000	305,090
Series 2022-HQA2, Class M1A, (30D Average SOFR + 2.65%), 7.98%, 7/25/42(b)(i)	255,378	261,604
		15,769,601
Total Mortgage-Backed Securities (Cost $24,584,750)		24,398,563

	Number of Shares
Preferred Stocks – 1.6%
Specialty Finance – 1.6%
AGNC Investment Corp., 6.13%(i)	21,599	504,553
AGNC Investment Corp. (NASDAQ Exchange), 6.50%(i)	3,228	78,860
	Number of Shares	Value
Specialty Finance (Continued)
Annaly Capital Management, Inc., 6.75%(i)	16,561	$ 415,516
Granite Point Mortgage Trust, Inc., 7.00%(i)	1,623	27,591
MFA Financial, Inc., 6.50%(i)	41,438	917,852
New York Mortgage Trust, Inc., 7.88%(i)	2,103	49,336
New York Mortgage Trust, Inc. (NASDAQ Exchange), 6.88%(i)	21,682	426,051
Redwood Trust, Inc., 10.00%(i)	7,133	174,594
Rithm Capital Corp., 7.13%(i)	2,335	57,698
Rithm Capital Corp. (New York Exchange), 6.38%(i)	43,302	981,656
Total Preferred Stocks (Cost $3,573,639)		3,633,707

Rights – 0.1%
Biotechnology & Pharmaceuticals – 0.1%
Albireo Pharma CVR(g)(n)*	21,904	52,605
CinCor Pharma CVR(g)(n)*	24,888	85,271
Concert Pharmaceuticals, Inc. CVR(g)(n)*	97,290	40,181
		178,057
Forestry, Paper & Wood Products – 0.0%(d)
Resolute Forest CVR(g)(n)*	44,100	69,969
Medical Equipment & Devices – 0.0%(d)
Abiomed, Inc. CVR(g)(n)*	8,954	15,669
Total Rights (Cost $—)		263,695

Investment Companies – 0.1%
ProShares Short 20+ Year Treasury ETF	8,969	223,687
Total Investment Companies (Cost $212,702)		223,687

Par (a)/Number of Shares
Short-Term Investments – 11.4%
Asset Management – 0.0%(d)
Brookfield Corp., 4.00%, 1/15/25	$50,000	49,403

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)/Number of Shares	Value
Convertible Bonds – 4.7%
Alteryx, Inc., 0.50%, 8/01/24	$ 345,000	$ 342,413
Chegg, Inc., 0.13%, 3/15/25(f)	1,075,000	1,003,512
i3 Verticals LLC, 1.00%, 2/15/25(f)	1,035,000	991,530
Jazz Investments I Ltd., 1.50%, 8/15/24(f)	853,000	841,484
Kaman Corp., 3.25%, 5/01/24(f)	705,000	704,859
Liberty Latin America Ltd., 2.00%, 7/15/24	327,000	317,517
MFA Financial, Inc., 6.25%, 6/15/24(f)	2,354,000	2,347,939
NextEra Energy Partners L.P., 0.00%, 6/15/24(b)(h)	740,000	732,970
PennyMac Corp., 5.50%, 11/01/24(f)	1,900,000	1,871,500
Turning Point Brands, Inc., 2.50%, 7/15/24	524,000	519,757
Uniti Fiber Holdings, Inc., 4.00%, 6/15/24(b)	1,023,000	1,006,703
		10,680,184
Corporate Bonds – 0.4%
Aetna, Inc., 3.50%, 11/15/24	40,000	39,513
American Tower Corp., 2.95%, 1/15/25	105,000	102,869
Black Hills Corp., 1.04%, 8/23/24	10,000	9,848
Blackstone Private Credit Fund, 2.70%, 1/15/25	60,000	58,526
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	40,000	39,840
Corebridge Financial, Inc., 3.50%, 4/04/25	10,000	9,790
eBay, Inc., 1.90%, 3/11/25	50,000	48,450
Energy Transfer L.P., 4.05%, 3/15/25	30,000	29,542
Eversource Energy,
4.20%, 6/27/24	85,000	84,780
2.90%, 10/01/24	50,000	49,388

General Mills, Inc., 4.00%, 4/17/25	30,000	29,531
Genuine Parts Co., 1.75%, 2/01/25	90,000	87,280
Humana, Inc., 4.50%, 4/01/25	57,000	56,337
MPLX L.P., 4.88%, 12/01/24	12,000	11,923
Omega Healthcare Investors, Inc., 4.50%, 1/15/25	50,000	49,484
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)

ONEOK, Inc., 2.75%, 9/01/24	$ 50,000	$ 49,470
T-Mobile USA, Inc., 3.50%, 4/15/25	125,000	122,388
VMware LLC, 1.00%, 8/15/24	65,000	64,078
		943,037
Metals & Mining – 0.0%(d)
Southern Copper Corp., 3.88%, 4/23/25	5,000	4,905
Money Market Fund – 5.9%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.14%(o)	13,257,606	13,257,606
Mortgage-Backed Securities – 0.2%
FNMA Connecticut Avenue Securities, Series 2014-C03, Class 1M2, (30D Average SOFR + 3.11%, 3.00% Floor), 8.44%, 7/25/24(i)	476,703	479,280
Tobacco & Cannabis – 0.0%(d)
BAT Capital Corp., 3.22%, 8/15/24	57,000	56,518
U.S. Treasury Bills – 0.2%
U.S. Treasury Bills, 5.13%, 5/23/24(p)	363,000	361,829
Total Short-Term Investments (Cost $25,919,891)		25,832,762

Number of Contracts		Notional Amount
Purchased Options – 0.0%(d)
Call Options - Over the Counter – 0.0%(d)
Canadian Dollar vs. U.S. Dollar, Strike Price CAD 1.38, Expires 8/16/24, Counterparty: Morgan Stanley	1	240,194	2,295
Japanese Yen vs. U.S. Dollar, Strike Price 146.00, Expires 5/17/24, Counterparty: Morgan Stanley	1	76,100	5,446
			7,741
Put Options - Exchange Traded – 0.0%(d)
Capri Holdings Ltd, Strike Price USD 37.50, Expires 5/17/24	345	1,224,060	82,800

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter – 0.0%(d)
U.S. Dollar vs. Euro, Strike Price USD 1.07, Expires 5/24/24, Counterparty: Bank of America	1	139,676(q)	$ 1,045
Total Purchased Options (Premiums Paid $33,750)			91,586
Total Long Positions – 101.5% (Cost $233,098,642)			229,362,145

	Number of Shares	Value
Short Positions – (11.9)%(r)
Common Stocks – (11.9)%
Advertising & Marketing – (0.1)%
Cardlytics, Inc.	(11,745)	(143,876)
Asset Management – (0.4)%
Apollo Global Management, Inc.	(1,793)	(194,325)
WisdomTree, Inc.	(74,142)	(659,864)
		(854,189)
Biotechnology & Pharmaceuticals – (0.7)%
Bridgebio Pharma, Inc.	(2,797)	(71,659)
Coherus Biosciences, Inc.	(13,577)	(26,611)
Collegium Pharmaceutical, Inc.	(27,001)	(997,147)
Halozyme Therapeutics, Inc.	(3,637)	(138,570)
Mirum Pharmaceuticals, Inc.	(13,247)	(332,632)
Revance Therapeutics, Inc.	(10,577)	(38,183)
		(1,604,802)
Cable & Satellite – (0.0)%(d)
Cable One, Inc.	(31)	(12,209)
E-Commerce Discretionary – (0.0)%(d)
Wayfair, Inc., Class A	(1,724)	(86,459)
Electric Utilities – (0.4)%
CenterPoint Energy, Inc.	(3,320)	(96,745)
Duke Energy Corp.	(2,505)	(246,141)
PG&E Corp.	(27,020)	(462,312)
		(805,198)
Entertainment Content – (0.4)%
Sphere Entertainment Co.	(22,022)	(855,775)
Household Products – (0.0)%(d)
Beauty Health (The) Co.	(6,366)	(20,562)
	Number of Shares	Value
Industrial Intermediate Products – (0.3)%
Chart Industries, Inc.	(3,840)	$ (553,190)
Xometry, Inc., Class A	(5,766)	(103,039)
		(656,229)
Industrial Support Services – (0.3)%
WillScot Mobile Mini Holdings Corp.	(17,490)	(646,430)
Institutional Financial Services – (0.0)%(d)
Coinbase Global, Inc., Class A	(454)	(92,584)
Internet Media & Services – (0.1)%
Airbnb, Inc., Class A	(430)	(68,185)
Snap, Inc., Class A	(1,251)	(18,828)
TripAdvisor, Inc.	(1,271)	(33,465)
Ziff Davis, Inc.	(923)	(46,252)
		(166,730)
Leisure Facilities & Services – (0.4)%
Cheesecake Factory (The), Inc.	(3,241)	(111,879)
Live Nation Entertainment, Inc.	(7,017)	(623,882)
Marriott Vacations Worldwide Corp.	(1,661)	(159,639)
		(895,400)
Medical Equipment & Devices – (0.6)%
CONMED Corp.	(1,572)	(106,865)
Enovis Corp.	(10,941)	(604,271)
Haemonetics Corp.	(930)	(85,514)
Integer Holdings Corp.	(4,937)	(551,117)
		(1,347,767)
Metals & Mining – (0.4)%
Century Aluminum Co.	(26,523)	(460,174)
Equinox Gold Corp. (Canada)	(72,513)	(392,295)
MP Materials Corp.	(1,498)	(23,968)
SSR Mining, Inc. (Canada)	(8,058)	(43,191)
		(919,628)
Oil & Gas Producers – (3.7)%
Chevron Corp.	(21,117)	(3,405,538)
Exxon Mobil Corp.	(40,166)	(4,750,433)
Kosmos Energy Ltd. (Ghana)	(56,461)	(320,134)
		(8,476,105)
Oil, Gas Services & Equipment – (0.8)%
Schlumberger N.V.	(40,664)	(1,930,727)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Publishing & Broadcasting – (0.4)%
Liberty Media Corp.-Liberty SiriusXM, Class A	(33,297)	$ (801,126)
Real Estate Investment Trusts – (0.2)%
Pebblebrook Hotel Trust	(24,119)	(350,449)
Summit Hotel Properties, Inc.	(25,142)	(151,104)
		(501,553)
Real Estate Services – (0.0)%(d)
Anywhere Real Estate, Inc.	(4,356)	(21,170)
Renewable Energy – (0.1)%
Sunnova Energy International, Inc.	(31,549)	(132,821)
Sunrun, Inc.	(16,000)	(164,640)
		(297,461)
Software – (1.2)%
Bentley Systems, Inc., Class B	(3,332)	(175,030)
Dayforce, Inc.	(1,050)	(64,438)
Envestnet, Inc.	(7,879)	(489,050)
Evolent Health, Inc., Class A	(15,471)	(429,166)
Jamf Holding Corp.	(2,581)	(50,252)
MicroStrategy, Inc., Class A	(257)	(273,713)
Progress Software Corp.	(4,083)	(203,415)
Synopsys, Inc.	(1,465)	(777,314)
Veradigm, Inc.	(3,379)	(26,998)
Verint Systems, Inc.	(4,751)	(143,860)
Vertex, Inc., Class A	(1,368)	(39,850)
		(2,673,086)
Specialty Finance – (0.2)%
EZCORP, Inc., Class A	(29,292)	(321,626)
SoFi Technologies, Inc.	(11,391)	(77,231)
		(398,857)
Technology Hardware – (0.6)%
Lumentum Holdings, Inc.	(1,645)	(71,985)
NCR Voyix Corp.	(18,292)	(224,077)
Super Micro Computer, Inc.	(67)	(57,540)
Western Digital Corp.	(14,116)	(999,836)
		(1,353,438)
	Number of Shares	Value
Technology Services – (0.1)%
Block, Inc.	(609)	$ (44,457)
CSG Systems International, Inc.	(3,121)	(147,436)
I3 Verticals, Inc., Class A	(1,164)	(26,435)
Perficient, Inc.	(1,013)	(47,874)
		(266,202)
Transportation & Logistics – (0.2)%
Air Transport Services Group, Inc.	(17,196)	(220,453)
American Airlines Group, Inc.	(21,473)	(290,100)
		(510,553)
Transportation Equipment – (0.3)%
Greenbrier (The) Cos., Inc.	(12,115)	(598,360)
Total Common Stocks (Proceeds $26,637,269)		(26,936,476)

Rights – 0.0%(d)
Biotechnology & Pharmaceuticals — 0.0%(d)
Ligand Pharmaceuticals, Inc. CVR (Switzerland Exchange)(g)	(52)	—
Ligand Pharmaceuticals, Inc. CVR(g)	(52)	—
Total Rights (Proceeds $—)		—
Total Short Positions – (11.9)% (Proceeds $26,637,269)		(26,936,476)
Other Assets less Liabilities – 10.4%(s)		23,557,517
NET ASSETS – 100.0%		$225,983,186
Percentages shown are based on Net Assets.
All securities are United States companies, unless noted otherwise in parentheses.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total value of $53,332,078 or 23.60% of net assets.
(c)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2024.
(d)	Amount rounds to less than 0.05%.
(e)	Security represents underlying investment on open options contracts.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
(f)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(g)	Investment is valued using significant unobservable inputs (Level 3).
(h)	Zero coupon bond.
(i)	Variable or floating rate security. Rate as of April 30, 2024 is disclosed.
(j)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(k)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2024 is disclosed.
(l)	Step coupon bond. Rate as of April 30, 2024 is disclosed.
(m)	Perpetual bond. Maturity date represents next call date.
(n)	Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At April 30, 2024, the value of restricted securities (excluding 144A issues) amounted to $263,695 or 0.12% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Abiomed, Inc. CVR	12/23/22	$—
Albireo Pharma CVR	3/03/23	—
CinCor Pharma CVR	2/27/23	—
Concert Pharmaceuticals, Inc. CVR	3/07/23	—
Resolute Forest CVR	3/01/23	—

(o)	7-day current yield as of April 30, 2024 is disclosed.
(p)	Discount rate at the time of purchase.
(q)	The notional amount is EUR.
(r)	Securities sold short are not owned by the Fund.
(s)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
*	Non-Income Producing Security

Abbreviations:

1Y	1 Year
3M	3 Month
5Y	5 Year
30D	30 Day
ADR	American Depositary Receipt
AUD	Australian Dollar
BDC	Business Development Company
CAD	Canadian Dollar
CDX	Credit Default Swap Index
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
EUR	Euro
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GBP	British Pound
L.P.	Limited Partnership
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
MSCI	Morgan Stanley Capital International
OAT	Obligations Assimilables du Trésor
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standards & Poor's
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
SOFR	United States Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
USD	United States Dollar

Futures Contracts outstanding at April 30, 2024: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bond	17	6/17/2024	AUD	1,239,253	$ (7,422)
Ultra 10-Year U.S. Treasury Note	36	6/18/2024	USD	3,967,875	(156,615)
Ultra U.S. Treasury Bond	30	6/18/2024	USD	3,586,875	(247,350)
10-Year Canadian Government Bond	19	6/19/2024	CAD	1,614,651	(25,865)
E-Mini S&P 500	3	6/21/2024	USD	760,050	(29,519)
2-Year U.S. Treasury Note	76	6/28/2024	USD	15,401,875	(159,169)
5-Year U.S. Treasury Note	15	6/28/2024	USD	1,571,133	(23,935)
Total Long Contracts					$(649,875)
Short Contracts
Euro-Bund	(11)	6/06/2024	EUR	1,527,035	$ 10,114
Euro-OAT	(7)	6/06/2024	EUR	937,311	10,639
10-Year U.S. Treasury Note	(162)	6/18/2024	USD	17,404,875	434,415
U.S. Treasury Long Bond	(30)	6/18/2024	USD	3,414,375	151,549
Long Gilt	(4)	6/26/2024	GBP	478,728	3,776
Total Short Contracts					$ 610,493
					$ (39,382)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

6/17/24	U.S. Dollars	2,192,809	Norwegian Kroner	23,018,100	Morgan Stanley	$ 118,110
6/17/24	U.S. Dollars	1,928,585	British Pounds	1,509,500	Morgan Stanley	41,905
6/20/24	U.S. Dollars	914,024	New Zealand Dollars	1,490,000	Deutsche Bank	36,042
6/20/24	U.S. Dollars	770,271	Philippine Pesos	42,700,000	Bank of America	31,811
6/20/24	U.S. Dollars	651,481	Swiss Francs	570,000	Deutsche Bank	27,761
6/20/24	U.S. Dollars	1,394,442	Canadian Dollars	1,880,000	Morgan Stanley	27,632
6/20/24	U.S. Dollars	1,051,750	Australian Dollars	1,590,000	Morgan Stanley	20,152
6/20/24	U.S. Dollars	498,826	Thai Baht	17,700,000	Goldman Sachs	19,255
6/20/24	U.S. Dollars	1,144,606	Swiss Francs	1,030,000	Goldman Sachs	17,534
6/20/24	U.S. Dollars	469,936	Japanese Yen	71,000,000	Barclays	16,175
6/20/24	U.S. Dollars	935,841	Czech Republic Koruna	21,700,000	Goldman Sachs	14,917
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	U.S. Dollars	633,755	Euro	580,000	Morgan Stanley	$ 13,436
6/20/24	U.S. Dollars	385,823	South Korean Won	515,269,190	Barclays	13,100
6/20/24	U.S. Dollars	481,764	South Korean Won	649,730,810	JPMorgan Chase	11,777
6/20/24	U.S. Dollars	299,300	Japanese Yen	45,000,000	Morgan Stanley	11,705
6/20/24	U.S. Dollars	343,897	Brazilian Reals	1,740,000	Goldman Sachs	10,485
6/20/24	U.S. Dollars	355,154	Polish Zloty	1,400,000	Morgan Stanley	10,237
6/20/24	U.S. Dollars	273,898	Taiwan Dollars	8,600,000	Goldman Sachs	10,131
6/17/24	U.S. Dollars	577,054	Euro	530,310	Morgan Stanley	9,955
6/20/24	U.S. Dollars	697,022	British Pounds	550,000	Morgan Stanley	9,582
6/20/24	U.S. Dollars	829,177	Swiss Francs	750,000	Morgan Stanley	8,494
6/20/24	U.S. Dollars	382,635	British Pounds	300,000	Deutsche Bank	7,668
6/20/24	U.S. Dollars	499,614	Euro	460,000	Barclays	7,638
6/20/24	U.S. Dollars	544,396	British Pounds	430,000	Citibank	6,944
6/20/24	U.S. Dollars	279,641	Swedish Kronor	3,000,000	Goldman Sachs	6,775
6/20/24	U.S. Dollars	343,201	Swedish Kronor	3,700,000	Morgan Stanley	6,668
6/20/24	U.S. Dollars	258,887	Norwegian Kroner	2,800,000	Deutsche Bank	6,494
6/20/24	U.S. Dollars	293,953	Czech Republic Koruna	6,800,000	Deutsche Bank	5,368
6/20/24	U.S. Dollars	132,533	Mexican Pesos	2,200,000	Barclays	5,168
6/20/24	U.S. Dollars	275,130	Brazilian Reals	1,410,000	Morgan Stanley	4,951
6/20/24	U.S. Dollars	241,889	British Pounds	190,000	Goldman Sachs	4,409
6/20/24	U.S. Dollars	93,807	Japanese Yen	14,000,000	Deutsche Bank	4,333
6/20/24	U.S. Dollars	101,701	South Korean Won	135,000,000	Goldman Sachs	4,047
6/20/24	U.S. Dollars	164,163	Polish Zloty	650,000	Barclays	4,023
6/20/24	U.S. Dollars	678,601	Australian Dollars	1,040,000	Citibank	3,845
6/20/24	U.S. Dollars	90,636	South Korean Won	120,000,000	Deutsche Bank	3,834
6/20/24	Czech Republic Koruna	15,800,000	U.S. Dollars	666,774	Deutsche Bank	3,762
6/20/24	U.S. Dollars	121,831	Swedish Kronor	1,300,000	Deutsche Bank	3,589
6/20/24	U.S. Dollars	176,009	Japanese Yen	27,000,000	Goldman Sachs	3,452
6/20/24	U.S. Dollars	153,172	Euro	140,000	Deutsche Bank	3,439
6/20/24	U.S. Dollars	417,686	Canadian Dollars	570,000	Barclays	3,282
6/20/24	U.S. Dollars	223,425	Singapore Dollars	300,000	Goldman Sachs	3,116
6/20/24	U.S. Dollars	112,267	Brazilian Reals	570,000	Bank of America	3,046
6/20/24	U.S. Dollars	111,198	Norwegian Kroner	1,200,000	Barclays	3,030
6/20/24	U.S. Dollars	151,484	Czech Republic Koruna	3,500,000	JPMorgan Chase	2,947
6/20/24	U.S. Dollars	219,390	Thai Baht	8,000,000	Barclays	2,634
6/20/24	South African Rand	2,300,000	U.S. Dollars	119,171	Barclays	2,519
6/21/24	Chilean Pesos	235,000,000	U.S. Dollars	242,158	Citibank	2,501
6/20/24	U.S. Dollars	129,822	Mexican Pesos	2,200,000	Morgan Stanley	2,455
6/20/24	U.S. Dollars	112,677	Australian Dollars	170,000	JPMorgan Chase	2,380
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	U.S. Dollars	141,383	Euro	130,000	Citibank	$ 2,346
6/20/24	U.S. Dollars	96,889	Indonesian Rupiahs	1,540,000,000	Morgan Stanley	2,323
6/20/24	U.S. Dollars	88,282	Colombian Pesos	340,000,000	JPMorgan Chase	2,305
6/20/24	U.S. Dollars	102,310	Swedish Kronor	1,100,000	Barclays	2,259
6/20/24	U.S. Dollars	335,809	Colombian Pesos	1,320,000,000	Barclays	2,014
6/20/24	Colombian Pesos	2,000,000,000	U.S. Dollars	503,893	Morgan Stanley	1,855
6/20/24	U.S. Dollars	170,427	Hungarian Forints	62,000,000	Goldman Sachs	1,823
6/20/24	U.S. Dollars	86,121	Australian Dollars	130,000	Goldman Sachs	1,777
6/20/24	Euro	790,000	U.S. Dollars	843,154	Barclays	1,763
6/20/24	U.S. Dollars	126,559	Singapore Dollars	170,000	Barclays	1,717
6/20/24	U.S. Dollars	76,707	British Pounds	60,000	Bank of America	1,714
6/20/24	U.S. Dollars	146,397	Mexican Pesos	2,500,000	Deutsche Bank	1,664
6/20/24	U.S. Dollars	78,289	Brazilian Reals	400,000	Barclays	1,643
6/20/24	U.S. Dollars	100,186	Polish Zloty	400,000	Goldman Sachs	1,638
6/20/24	U.S. Dollars	439,995	Euro	410,000	Bank of America	1,494
6/20/24	U.S. Dollars	121,106	Hungarian Forints	44,000,000	Barclays	1,451
6/20/24	U.S. Dollars	125,044	Canadian Dollars	170,000	Bank of America	1,450
6/20/24	Australian Dollars	280,000	U.S. Dollars	180,257	Deutsche Bank	1,408
6/20/24	Czech Republic Koruna	3,400,000	U.S. Dollars	143,021	Morgan Stanley	1,272
6/20/24	U.S. Dollars	186,588	Indonesian Rupiahs	3,020,000,000	Barclays	1,141
6/21/24	U.S. Dollars	87,531	Chilean Pesos	83,000,000	Goldman Sachs	1,120
6/20/24	U.S. Dollars	128,878	Hungarian Forints	47,000,000	Citibank	1,065
6/20/24	Brazilian Reals	360,000	U.S. Dollars	67,944	Citibank	1,038
6/20/24	U.S. Dollars	73,713	Canadian Dollars	100,000	Deutsche Bank	1,011
6/20/24	U.S. Dollars	111,868	Polish Zloty	450,000	Deutsche Bank	1,001
6/20/24	Australian Dollars	170,000	U.S. Dollars	109,304	Barclays	993
6/20/24	U.S. Dollars	239,077	South African Rand	4,500,000	JPMorgan Chase	987
6/20/24	U.S. Dollars	118,229	Indonesian Rupiahs	1,910,000,000	Bank of America	943
6/20/24	U.S. Dollars	110,283	Swiss Francs	100,000	Barclays	859
6/20/24	Canadian Dollars	560,000	U.S. Dollars	406,299	Barclays	836
6/20/24	U.S. Dollars	33,664	Philippine Pesos	1,900,000	Morgan Stanley	805
6/20/24	U.S. Dollars	24,365	New Zealand Dollars	40,000	Morgan Stanley	795
6/20/24	U.S. Dollars	124,379	Canadian Dollars	170,000	JPMorgan Chase	785
6/20/24	U.S. Dollars	18,792	Norwegian Kroner	200,000	Morgan Stanley	764
6/20/24	U.S. Dollars	59,157	Australian Dollars	90,000	Deutsche Bank	764
6/20/24	U.S. Dollars	64,388	Czech Republic Koruna	1,500,000	Bank of America	729
6/20/24	U.S. Dollars	75,059	Philippine Pesos	4,300,000	JPMorgan Chase	694
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	U.S. Dollars	117,005	Canadian Dollars	160,000	Royal Bank Of Canada	$ 681
6/20/24	U.S. Dollars	106,339	Thai Baht	3,900,000	Morgan Stanley	671
6/20/24	U.S. Dollars	51,537	Canadian Dollars	70,000	Citibank	645
6/20/24	Australian Dollars	130,000	U.S. Dollars	83,704	Bank of America	640
6/20/24	Mexican Pesos	1,600,000	U.S. Dollars	92,038	Deutsche Bank	592
6/20/24	U.S. Dollars	312,562	Indonesian Rupiahs	5,080,743,258	Deutsche Bank	575
6/20/24	South African Rand	900,000	U.S. Dollars	47,074	Goldman Sachs	545
6/20/24	U.S. Dollars	85,401	Czech Republic Koruna	2,000,000	Barclays	523
6/20/24	Australian Dollars	170,000	U.S. Dollars	109,798	Citibank	499
6/20/24	U.S. Dollars	25,032	Taiwan Dollars	800,000	Bank of America	495
6/20/24	U.S. Dollars	32,373	Japanese Yen	5,000,000	Citibank	418
6/20/24	U.S. Dollars	100,394	British Pounds	80,000	Barclays	403
6/20/24	Mexican Pesos	1,100,000	U.S. Dollars	63,283	Citibank	400
6/20/24	U.S. Dollars	165,376	New Zealand Dollars	280,000	Barclays	386
6/20/24	Czech Republic Koruna	1,300,000	U.S. Dollars	54,786	JPMorgan Chase	385
6/21/24	U.S. Dollars	30,571	Chilean Pesos	29,000,000	Bank of America	379
6/20/24	South African Rand	800,000	U.S. Dollars	41,956	Morgan Stanley	371
6/21/24	Chilean Pesos	22,000,000	U.S. Dollars	22,557	Goldman Sachs	347
6/20/24	Polish Zloty	300,000	U.S. Dollars	73,585	Deutsche Bank	326
6/20/24	U.S. Dollars	18,457	Swedish Kronor	200,000	JPMorgan Chase	266
6/20/24	British Pounds	120,000	U.S. Dollars	149,726	Citibank	261
6/20/24	U.S. Dollars	18,288	Norwegian Kroner	200,000	Goldman Sachs	260
6/20/24	British Pounds	40,000	U.S. Dollars	49,741	Morgan Stanley	255
6/20/24	Colombian Pesos	140,000,000	U.S. Dollars	35,163	Barclays	239
6/20/24	U.S. Dollars	40,760	Mexican Pesos	700,000	JPMorgan Chase	235
6/20/24	U.S. Dollars	43,215	Colombian Pesos	170,000,000	Goldman Sachs	226
6/20/24	U.S. Dollars	114,439	Hungarian Forints	42,000,000	JPMorgan Chase	223
6/20/24	U.S. Dollars	82,709	New Zealand Dollars	140,000	Goldman Sachs	214
6/20/24	U.S. Dollars	100,917	Indonesian Rupiahs	1,640,000,000	Citibank	211
6/20/24	U.S. Dollars	79,012	Hungarian Forints	29,000,000	Deutsche Bank	149
6/20/24	U.S. Dollars	44,190	Singapore Dollars	60,000	Morgan Stanley	129
6/20/24	U.S. Dollars	36,826	Singapore Dollars	50,000	JPMorgan Chase	108
6/20/24	Hungarian Forints	9,000,000	U.S. Dollars	24,373	Citibank	101
6/20/24	British Pounds	150,000	U.S. Dollars	187,390	Deutsche Bank	94
6/20/24	U.S. Dollars	37,119	South African Rand	700,000	Goldman Sachs	83
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	U.S. Dollars	56,404	Hong Kong Dollars	440,000	Barclays	$ 69
6/20/24	U.S. Dollars	50,272	Indian Rupees	4,200,000	Goldman Sachs	58
6/20/24	U.S. Dollars	28,847	Indonesian Rupiahs	469,256,742	Goldman Sachs	32
Total Unrealized Appreciation						$ 667,253

6/20/24	U.S. Dollars	7,256	Canadian Dollars	10,000	Morgan Stanley	$ (14)
6/20/24	Indian Rupees	2,500,000	U.S. Dollars	29,908	Barclays	(19)
6/20/24	Indian Rupees	2,900,000	U.S. Dollars	34,700	Deutsche Bank	(28)
6/20/24	U.S. Dollars	69,295	Indian Rupees	5,800,000	JPMorgan Chase	(49)
6/20/24	Philippine Pesos	2,000,000	U.S. Dollars	34,637	JPMorgan Chase	(49)
6/20/24	U.S. Dollars	94,513	Indonesian Rupiahs	1,540,000,000	Deutsche Bank	(52)
6/20/24	U.S. Dollars	37,444	British Pounds	30,000	Morgan Stanley	(53)
6/20/24	U.S. Dollars	48,713	Thai Baht	1,800,000	Morgan Stanley	(57)
6/20/24	Colombian Pesos	70,000,000	U.S. Dollars	17,760	Goldman Sachs	(58)
6/20/24	South Korean Won	15,444,957	U.S. Dollars	11,231	Barclays	(59)
6/17/24	Euro	7,930	U.S. Dollars	8,552	Morgan Stanley	(73)
6/20/24	Singapore Dollars	50,000	U.S. Dollars	36,799	Morgan Stanley	(81)
6/20/24	South African Rand	1,418,838	U.S. Dollars	75,151	Barclays	(82)
6/20/24	Canadian Dollars	60,000	U.S. Dollars	43,704	Citibank	(83)
6/20/24	Indian Rupees	5,500,000	U.S. Dollars	65,864	Bank of America	(107)
6/20/24	Hungarian Forints	31,000,000	U.S. Dollars	84,415	JPMorgan Chase	(113)
6/20/24	U.S. Dollars	50,447	Colombian Pesos	200,000,000	Goldman Sachs	(127)
6/21/24	Chilean Pesos	39,260,269	U.S. Dollars	41,022	Goldman Sachs	(147)
6/20/24	U.S. Dollars	181,663	Euro	170,000	Barclays	(154)
6/20/24	U.S. Dollars	164,804	New Zealand Dollars	280,000	Deutsche Bank	(186)
6/20/24	U.S. Dollars	49,051	Polish Zloty	200,000	Goldman Sachs	(223)
6/20/24	Euro	150,000	U.S. Dollars	160,678	Deutsche Bank	(251)
6/20/24	U.S. Dollars	238,129	Thai Baht	8,800,000	Barclays	(304)
6/20/24	Colombian Pesos	110,000,000	U.S. Dollars	28,133	Citibank	(317)
6/20/24	U.S. Dollars	62,893	Colombian Pesos	250,000,000	Morgan Stanley	(325)
6/20/24	U.S. Dollars	247,157	New Zealand Dollars	420,000	Morgan Stanley	(327)
6/20/24	U.S. Dollars	155,096	Indian Rupees	13,000,000	Bank of America	(329)
6/20/24	South African Rand	1,000,000	U.S. Dollars	53,261	Citibank	(352)
6/21/24	U.S. Dollars	18,378	Chilean Pesos	18,000,000	Goldman Sachs	(362)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	South African Rand	2,000,000	U.S. Dollars	106,248	Goldman Sachs	$ (432)
6/20/24	Philippine Pesos	1,100,000	U.S. Dollars	19,459	Goldman Sachs	(436)
6/20/24	Indonesian Rupiahs	420,000,000	U.S. Dollars	26,262	Goldman Sachs	(471)
6/20/24	British Pounds	30,000	U.S. Dollars	38,003	Barclays	(507)
6/20/24	U.S. Dollars	64,715	Hungarian Forints	24,000,000	Goldman Sachs	(551)
6/20/24	Australian Dollars	290,000	U.S. Dollars	188,752	Citibank	(599)
6/20/24	Brazilian Reals	350,000	U.S. Dollars	67,668	Goldman Sachs	(602)
6/20/24	British Pounds	260,000	U.S. Dollars	325,599	Deutsche Bank	(627)
6/20/24	British Pounds	110,000	U.S. Dollars	138,129	Bank of America	(641)
6/20/24	Hungarian Forints	19,000,000	U.S. Dollars	52,348	Goldman Sachs	(678)
6/20/24	Philippine Pesos	3,100,000	U.S. Dollars	54,318	Bank of America	(706)
6/20/24	Taiwan Dollars	2,000,000	U.S. Dollars	62,054	Bank of America	(713)
6/20/24	Taiwan Dollars	800,000	U.S. Dollars	25,256	JPMorgan Chase	(719)
6/20/24	Australian Dollars	140,000	U.S. Dollars	91,585	Deutsche Bank	(752)
6/20/24	Swiss Francs	90,000	U.S. Dollars	99,240	Barclays	(759)
6/20/24	South African Rand	1,611,162	U.S. Dollars	86,034	Deutsche Bank	(789)
6/20/24	Japanese Yen	3,000,000	U.S. Dollars	19,994	Morgan Stanley	(821)
6/21/24	U.S. Dollars	105,365	Chilean Pesos	102,000,000	Citibank	(828)
6/20/24	Philippine Pesos	5,700,000	U.S. Dollars	99,443	Morgan Stanley	(866)
6/20/24	U.S. Dollars	99,114	British Pounds	80,000	Barclays	(878)
6/20/24	Hungarian Forints	23,000,000	U.S. Dollars	63,457	Deutsche Bank	(910)
6/20/24	Czech Republic Koruna	2,300,000	U.S. Dollars	98,527	Goldman Sachs	(917)
6/20/24	Canadian Dollars	90,000	U.S. Dollars	66,363	JPMorgan Chase	(930)
6/20/24	Taiwan Dollars	1,500,000	U.S. Dollars	47,015	Citibank	(1,010)
6/20/24	U.S. Dollars	62,475	South African Rand	1,200,000	Morgan Stanley	(1,016)
6/20/24	South African Rand	2,400,000	U.S. Dollars	128,092	Morgan Stanley	(1,110)
6/21/24	Chilean Pesos	94,739,732	U.S. Dollars	99,815	Citibank	(1,181)
6/20/24	Swiss Francs	90,000	U.S. Dollars	99,706	JPMorgan Chase	(1,225)
6/20/24	U.S. Dollars	96,666	Hungarian Forints	36,000,000	Deutsche Bank	(1,233)
6/20/24	U.S. Dollars	152,132	South African Rand	2,900,000	Barclays	(1,303)
6/20/24	Singapore Dollars	140,000	U.S. Dollars	104,115	JPMorgan Chase	(1,304)
6/20/24	Australian Dollars	270,000	U.S. Dollars	176,509	Morgan Stanley	(1,332)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	Indonesian Rupiahs	920,000,000	U.S. Dollars	57,881	Citibank	$ (1,387)
6/20/24	U.S. Dollars	104,405	South African Rand	2,000,000	Citibank	(1,413)
6/20/24	Brazilian Reals	570,000	U.S. Dollars	110,647	Barclays	(1,425)
6/20/24	Mexican Pesos	1,530,000	U.S. Dollars	90,007	Citibank	(1,430)
6/20/24	Czech Republic Koruna	3,800,000	U.S. Dollars	162,705	Bank of America	(1,437)
6/20/24	Czech Republic Koruna	2,790,000	U.S. Dollars	119,850	Deutsche Bank	(1,446)
6/20/24	Indonesian Rupiahs	1,020,000,000	U.S. Dollars	64,086	Deutsche Bank	(1,452)
6/20/24	Canadian Dollars	150,000	U.S. Dollars	110,567	Morgan Stanley	(1,513)
6/20/24	Australian Dollars	220,000	U.S. Dollars	144,254	JPMorgan Chase	(1,517)
6/20/24	Australian Dollars	222,500	U.S. Dollars	145,881	Barclays	(1,522)
6/20/24	U.S. Dollars	202,408	Hungarian Forints	75,000,000	Morgan Stanley	(1,549)
6/20/24	Swedish Kronor	400,000	U.S. Dollars	37,936	Bank of America	(1,554)
6/20/24	U.S. Dollars	362,031	Euro	340,000	Deutsche Bank	(1,604)
6/20/24	Indian Rupees	17,900,000	U.S. Dollars	215,642	Goldman Sachs	(1,633)
6/20/24	U.S. Dollars	102,507	Mexican Pesos	1,800,000	Barclays	(1,702)
6/21/24	Chilean Pesos	109,000,000	U.S. Dollars	115,249	Morgan Stanley	(1,768)
6/21/24	Chilean Pesos	136,000,000	U.S. Dollars	143,473	Deutsche Bank	(1,883)
6/20/24	Polish Zloty	560,000	U.S. Dollars	139,862	Morgan Stanley	(1,895)
6/20/24	New Zealand Dollars	180,000	U.S. Dollars	107,975	Goldman Sachs	(1,910)
6/20/24	Indonesian Rupiahs	680,000,000	U.S. Dollars	43,800	Barclays	(2,044)
6/20/24	Swedish Kronor	900,000	U.S. Dollars	84,083	Morgan Stanley	(2,223)
6/21/24	U.S. Dollars	76,862	Chilean Pesos	76,000,000	JPMorgan Chase	(2,262)
6/20/24	Swiss Francs	230,000	U.S. Dollars	254,013	Goldman Sachs	(2,337)
6/20/24	Mexican Pesos	3,700,000	U.S. Dollars	216,575	Morgan Stanley	(2,368)
6/20/24	Australian Dollars	380,000	U.S. Dollars	249,347	Goldman Sachs	(2,802)
6/20/24	Norwegian Kroner	2,000,000	U.S. Dollars	183,361	Goldman Sachs	(3,081)
6/20/24	Thai Baht	11,100,000	U.S. Dollars	303,845	Barclays	(3,096)
6/20/24	Philippine Pesos	4,300,000	U.S. Dollars	77,665	Barclays	(3,300)
6/20/24	Thai Baht	6,900,000	U.S. Dollars	190,256	Morgan Stanley	(3,305)
6/20/24	Canadian Dollars	320,000	U.S. Dollars	236,126	Bank of America	(3,477)
6/20/24	New Zealand Dollars	390,000	U.S. Dollars	233,339	Bank of America	(3,531)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	Polish Zloty	550,000	U.S. Dollars	139,170	Goldman Sachs	$ (3,666)
6/20/24	Taiwan Dollars	4,800,000	U.S. Dollars	150,953	Deutsche Bank	(3,733)
6/20/24	British Pounds	200,000	U.S. Dollars	253,793	Citibank	(3,816)
6/20/24	Norwegian Kroner	1,130,000	U.S. Dollars	105,963	Deutsche Bank	(4,105)
6/20/24	Swiss Francs	220,000	U.S. Dollars	245,082	Bank of America	(4,349)
6/20/24	Polish Zloty	500,000	U.S. Dollars	127,589	Barclays	(4,404)
6/20/24	South Korean Won	599,555,043	U.S. Dollars	438,148	JPMorgan Chase	(4,457)
6/20/24	U.S. Dollars	370,508	British Pounds	300,000	JPMorgan Chase	(4,459)
6/20/24	Australian Dollars	690,000	U.S. Dollars	452,537	Bank of America	(4,862)
6/20/24	British Pounds	400,000	U.S. Dollars	504,845	Goldman Sachs	(4,889)
6/20/24	Euro	300,000	U.S. Dollars	325,852	Goldman Sachs	(4,997)
6/20/24	New Zealand Dollars	380,000	U.S. Dollars	229,212	Morgan Stanley	(5,298)
6/20/24	Polish Zloty	900,000	U.S. Dollars	227,127	Deutsche Bank	(5,394)
6/20/24	Swedish Kronor	2,300,000	U.S. Dollars	215,971	Goldman Sachs	(6,775)
6/20/24	New Zealand Dollars	1,130,000	U.S. Dollars	673,763	Citibank	(7,911)
6/20/24	Mexican Pesos	6,700,000	U.S. Dollars	395,839	Barclays	(7,952)
6/20/24	Canadian Dollars	630,000	U.S. Dollars	466,127	Goldman Sachs	(8,100)
6/17/24	British Pounds	550,200	U.S. Dollars	696,285	Morgan Stanley	(8,606)
6/20/24	Indonesian Rupiahs	2,880,000,000	U.S. Dollars	185,484	Morgan Stanley	(8,634)
6/20/24	New Zealand Dollars	680,000	U.S. Dollars	411,448	Barclays	(10,759)
6/20/24	Swedish Kronor	1,500,000	U.S. Dollars	147,554	Deutsche Bank	(11,121)
6/20/24	Singapore Dollars	900,000	U.S. Dollars	672,087	Barclays	(11,162)
6/20/24	Canadian Dollars	1,120,000	U.S. Dollars	826,390	Barclays	(12,121)
6/20/24	Euro	1,000,000	U.S. Dollars	1,081,820	Barclays	(12,303)
6/20/24	Norwegian Kroner	2,900,000	U.S. Dollars	276,109	Morgan Stanley	(14,703)
6/20/24	Euro	645,000	U.S. Dollars	704,547	Morgan Stanley	(14,710)
6/20/24	Japanese Yen	56,000,000	U.S. Dollars	377,040	Barclays	(19,144)
6/20/24	Singapore Dollars	1,480,000	U.S. Dollars	1,116,766	Citibank	(29,911)
6/20/24	Brazilian Reals	3,760,000	U.S. Dollars	750,601	Morgan Stanley	(30,124)
6/20/24	Japanese Yen	84,000,000	U.S. Dollars	567,419	Citibank	(30,576)
6/20/24	Swiss Francs	840,000	U.S. Dollars	951,165	Morgan Stanley	(32,002)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2024: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/20/24	Swedish Kronor	9,300,000	U.S. Dollars	906,720	Barclays	$ (60,838)
6/20/24	South Korean Won	1,655,000,000	U.S. Dollars	1,267,102	Deutsche Bank	(69,948)
Total Unrealized Depreciation						$(560,922)
Net Unrealized Appreciation						$ 106,331

Long Contracts for Difference at April 30, 2024: Over the Counter

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Agilent Technologies, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,370	Monthly	$ 187,578	$ 3,560
Allstate Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,736	Monthly	294,944	(9,568)
Allstate Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,088	Monthly	354,394	8,287
Altria Group, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	7,124	Monthly	311,431	19,704
American Airlines Group, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	25,755	Monthly	346,877	(9,688)
American Electric Power Co., Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,730	Monthly	320,601	3,924
American Express Co.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,556	Monthly	363,094	14,787
American International Group, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,938	Monthly	296,299	1,107
American International Group, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,708	Monthly	353,873	9,953
American Tower Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,304	Monthly	223,287	(7,055)
American Water Works Company, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	866	Monthly	105,702	5,263
Amgen, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	908	Monthly	248,256	7,173
Apache Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	12,711	Monthly	398,911	(20,724)
Applied Materials, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	262	Monthly	51,998	1,385
AT&T, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	24,396	Monthly	411,278	14,935
Atmos Energy Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	12	Monthly	1,413	(3)
AutoZone, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	118	Monthly	348,547	(1,114)
Ball Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	3,275	Monthly	227,453	14,587
Barrick Gold Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	11,589	Monthly	192,520	(6,105)
Becton Dickinson and Company	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	123	Monthly	28,725	(1,006)
Biogen, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	525	Monthly	112,594	5,753
Bio-rad Laboratories, Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	49	Monthly	13,207	(772)
Booking Holdings, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	81	Monthly	279,356	(1,147)
BorgWarner, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	5,885	Monthly	192,486	(5,374)
Boston Scientific Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,311	Monthly	165,842	8,053
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	7,587	Monthly	333,217	(8,068)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Broadridge Financial Solutions, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	209	Monthly	$ 40,341	$ (554)
Builders FirstSource, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,570	Monthly	286,099	(26,780)
Camden Property Trust REIT	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,956	Monthly	293,728	(8,168)
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,612	Monthly	268,424	(14,048)
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,590	Monthly	266,365	(9,258)
Carlisle Companies, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	33	Monthly	12,772	(445)
Carnival Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	22,124	Monthly	327,587	11,656
Carnival Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	19,608	Monthly	289,667	(15,939)
Caterpillar, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,002	Monthly	334,566	(28,534)
CenterPoint Energy, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	451	Monthly	13,130	150
CF Industries Holdings, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,517	Monthly	277,189	2,617
CH Robinson Worldwide, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,997	Monthly	283,236	7,403
Chubb Limited	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,449	Monthly	359,572	5,378
Cincinnati Financial Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,036	Monthly	235,451	291
Cisco Systems, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,303	Monthly	201,581	(5,996)
Cleveland Cliffs, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,929	Monthly	32,418	(7,801)
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	13,795	Monthly	232,187	(77,097)
Clorox (The) Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,983	Monthly	292,961	5,149
CME Group, Inc., Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,369	Monthly	286,433	4,104
Colgate-Palmolive Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,151	Monthly	289,384	11,056
Conagra Brands, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	10,097	Monthly	310,202	8,982
Consolidated Edison, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,992	Monthly	281,788	11,569
Crocs, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,432	Monthly	177,945	(1,602)
Crown Castle International Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,026	Monthly	283,211	(6,036)
CVS Health Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	4,078	Monthly	275,126	(25,432)
D.R. Horton, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	641	Monthly	91,252	(456)
DaVita, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,116	Monthly	293,887	13,475
DaVita, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,683	Monthly	371,863	13,066
Dell Technologies, Inc., Class C	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,876	Monthly	358,159	25,866
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,059	Monthly	256,125	13,554
Delta Air Lines, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	6,487	Monthly	324,517	6,869
Devon Energy Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,336	Monthly	119,174	(5,639)
DuPont de Nemours, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	4,071	Monthly	294,195	(16,341)
Eagle Materials, Inc.	U.S. Fed Funds	1/24/2025	Barclays	49	Monthly	12,285	0
Eastman Chemical Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,868	Monthly	176,300	(4,451)
Elastic N.V.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,451	Monthly	250,299	9,219
Energy, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	5,632	Monthly	294,832	11,035
Exelon Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	10,762	Monthly	403,656	13,318
FirstEnergy Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	5,699	Monthly	218,140	2,622
Ford Motor Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	27,693	Monthly	335,796	(2,721)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Fortune Brands Home & Security, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,390	Monthly	$ 174,401	$ (6,816)
Fox Corp., Class A	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	4,630	Monthly	143,409	(1,973)
Freeport-McMoRan, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,740	Monthly	86,817	1,644
Gap (The), Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	14,004	Monthly	287,106	(3,828)
Gap (The), Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	16,315	Monthly	334,097	(20,989)
General Electric Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,346	Monthly	541,213	13,487
General Mills, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	4,919	Monthly	346,271	(3,815)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,295	Monthly	84,027	(6,155)
GoDaddy, Inc., Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	815	Monthly	99,518	560
H&R Block, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	7,242	Monthly	341,370	5,920
Halliburton Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	16,097	Monthly	601,898	(27,495)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,598	Monthly	347,911	(2,174)
Healthpeak Properties, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	11,533	Monthly	214,422	4,176
Hewlett Packard Enterprise Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	837	Monthly	14,216	129
HF Sinclair Corporation	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,884	Monthly	264,382	(23,530)
Home Depot (The), Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,002	Monthly	334,579	(2,204)
Honeywell International, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,803	Monthly	347,168	(5,463)
HP, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	8,545	Monthly	239,261	(11,193)
HP, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,526	Monthly	98,775	188
Huntington Ingalls Industries, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	213	Monthly	58,932	466
Illumina, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	358	Monthly	44,011	1,431
International Business Machines Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,005	Monthly	332,923	(29,395)
International Paper Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,549	Monthly	53,980	137
Johnson & Johnson	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,274	Monthly	328,486	(10,613)
KB Home	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	502	Monthly	32,450	821
Kimberly-Clarke Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	925	Monthly	126,103	6,843
Kinross Gold Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,863	Monthly	12,005	(48)
Kroger (The) Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	6,058	Monthly	335,217	(7,701)
L Brands, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	7,752	Monthly	351,016	(9,803)
L Brands, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,520	Monthly	295,569	5,064
Laboratory Corporation of America Holdings	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,369	Monthly	275,420	(2,583)
Lear Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,096	Monthly	263,565	(17,551)
Lennar Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	340	Monthly	51,549	(499)
Lowe's Cos., Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,440	Monthly	327,682	(4,477)
Macys, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	8,074	Monthly	148,665	(2,723)
Marathon Petroleum Corp.	U.S. Fed Funds + U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	12,108	Monthly	589,197	(37,145)
Marathon Petroleum Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,421	Monthly	257,279	(51,050)
Masco Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,025	Monthly	206,663	(13,599)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
McDonald's Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	536	Monthly	$ 146,214	$ (1,497)
McDonald's Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,699	Monthly	462,501	7,917
Medtronic, PLC	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	925	Monthly	74,151	561
MGM Resorts International	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	619	Monthly	24,389	(1,875)
MGM Resorts International	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	13,149	Monthly	517,509	(45,374)
Micron Technology, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,429	Monthly	273,511	(23,449)
Mid-America Apartment Communities, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,228	Monthly	159,089	(3,891)
Mondelez International, Inc., Class A	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,244	Monthly	89,414	3,068
Mosaic (The) Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	9,017	Monthly	282,789	5,606
Motorola Solutions, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,022	Monthly	346,287	(6,538)
MSCI, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	631	Monthly	293,335	(26,737)
Murphy Oil Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,959	Monthly	309,967	(13,696)
Netflix, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	610	Monthly	335,579	(2,727)
Netflix, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	507	Monthly	278,581	(27,668)
Newmont Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	5,226	Monthly	211,890	11,003
Nike, Inc., Class B	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,161	Monthly	291,360	(6,375)
Northrop Grumman Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	75	Monthly	36,345	1,021
Norwegian Cruise Line Holdings Ltd.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	15,846	Monthly	299,536	5,751
Nutrien ltd.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	5,345	Monthly	281,497	1,633
Occidental Petroleum Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	5,211	Monthly	344,334	(4,803)
Olin Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	3,267	Monthly	170,214	(20,514)
Omnicom Group, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	3,809	Monthly	352,540	(2,001)
Oracle Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,785	Monthly	202,988	(1,920)
Ovintiv, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	6,631	Monthly	339,985	(6,021)
Owens Corning	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,196	Monthly	200,998	4,328
Packaging Corp. Of America	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,620	Monthly	279,960	(10,489)
Packaging Corp. Of America	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	1,948	Monthly	335,826	(35,677)
Patterson-UTI Energy, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,687	Monthly	39,855	(1,956)
PBF Energy, Inc., Class A	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,194	Monthly	116,765	(7,483)
Phillips 66	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	684	Monthly	97,576	(17,112)
PPG Industries, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,025	Monthly	260,477	(19,188)
Procter & Gamble (The) Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,251	Monthly	203,999	2,797
Public Storage	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	886	Monthly	229,675	(1,728)
Qorvo, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	242	Monthly	28,227	289
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,743	Monthly	654,112	43,973
Ralph Lauren Corp., Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,790	Monthly	292,358	5,840
Range Resources Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,669	Monthly	59,788	1,290
Regency Centers Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	4,509	Monthly	266,322	2,149
Ross Stores, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	467	Monthly	60,472	(730)
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,809	Monthly	252,371	13,601
Royalty Pharma PLC, Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,206	Monthly	61,073	(439)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
SBA Communications Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	843	Monthly	$ 156,531	$ (11,951)
Schlumberger Ltd.	U.S. Fed Funds	1/24/2025	Barclays	424	Monthly	20,132	(1)
Seagate Technology, LLC	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,305	Monthly	283,379	6,156
Semiconductor Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,764	Monthly	123,708	10,309
Sempra Energy	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,317	Monthly	237,027	11,106
Sherwin-Williams (The) Co.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,098	Monthly	328,659	(10,908)
Simon Property Group, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	644	Monthly	90,204	(6,627)
Skyworks Solutions, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,785	Monthly	296,285	17,433
Stanley Black & Decker, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,659	Monthly	151,295	608
Starbucks Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,275	Monthly	289,539	750
Steel Dynamics, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	568	Monthly	73,836	(4,150)
Stellantis N.V.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,682	Monthly	59,720	(8,210)
Steris, PLC	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,176	Monthly	275,706	(907)
Stryker Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	517	Monthly	173,689	(1,538)
Sun Communities, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	247	Monthly	27,475	(755)
Synchrony Financial	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	6,672	Monthly	292,630	11,750
Sysco Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,507	Monthly	186,155	(7,641)
Tapestry, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,544	Monthly	260,703	(6,489)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	326	Monthly	37,184	(956)
Target Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	918	Monthly	147,479	(5,445)
Target Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,039	Monthly	327,566	(8,889)
Tenet Healthcare Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	3,719	Monthly	417,282	64,535
Tenet Healthcare Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,518	Monthly	281,960	25,527
TJX (The) Cos., Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,921	Monthly	274,584	(224)
Trane Technologies PLC	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	458	Monthly	145,219	11,872
Travelers (The) Cos., Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	121	Monthly	25,670	(152)
Twilio Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	4,579	Monthly	273,959	4,465
Uber Technologies, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,178	Monthly	276,311	(27,920)
UDR, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	3,802	Monthly	144,301	1,232
Union Pacific Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,478	Monthly	350,216	3,187
United Airlines Holdings, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,698	Monthly	344,132	69,070
United Parcel Service, Inc., Class B	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,310	Monthly	340,434	3,487
Valero Energy Corp.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,039	Monthly	325,664	(12,606)
Valero Energy Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,695	Monthly	270,402	(18,884)
Ventas, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	3,082	Monthly	136,060	2,024
VeriSign, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,605	Monthly	271,465	(21,754)
Verisk Analytics, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	1,243	Monthly	270,669	(6,731)
Verizon Communications, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	5,924	Monthly	233,249	(11,069)
Verizon Communications, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	8,775	Monthly	345,851	(5,880)
Walt Disney (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,025	Monthly	335,456	(6,119)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
WEC Energy Group, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,801	Monthly	$ 148,565	$ 6,278
Williams (The) Cos., Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	41	Monthly	1,568	(29)
Willis Towers Watson, PLC	U.S. Fed Funds	1/24/2025	Barclays	84	Monthly	21,096	(109)
Workday, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	674	Monthly	164,393	(16,650)
Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	2,965	Monthly	270,810	(42,301)
Yum Brands, Inc.	U.S. Fed Funds + (0.20)%	1/24/2025	Barclays	2,014	Monthly	284,188	4,121
Zoetis, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,877	Monthly	298,332	17,213
ZoomInfo Technologies, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	16,437	Monthly	259,867	54
Total (Cost $45,268,550)				736,382		$44,821,743	$(446,807)

Short Contracts for Difference at April 30, 2024: Over the Counter

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Advanced Micro Devices, Inc.	U.S. Fed Funds + 0.05%	1/24/2025	Barclays	2,203	Monthly	$ (348,644)	$ (19,605)
AES (The) Corp.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	24,057	Monthly	(429,474)	10,769
Air Products & Chemicals, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,236	Monthly	(291,867)	(2,198)
Albemarle Corp.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	2,468	Monthly	(296,018)	26,639
Allegion, PLC	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	50	Monthly	(6,059)	584
Ally Financial, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	9,419	Monthly	(360,734)	(15,169)
Amazon.com, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,208	Monthly	(211,007)	9,748
Amcor, PLC	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	22,678	Monthly	(202,565)	2,217
Amgen, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,232	Monthly	(337,250)	(2,130)
Analog Devices, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	638	Monthly	(127,887)	(9,021)
Aptiv PLC	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,795	Monthly	(268,927)	8,146
Aramark Services, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	11,075	Monthly	(348,666)	8,503
Arrow Electronics, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,777	Monthly	(353,899)	(11,217)
Arthur J Gallagher & Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,161	Monthly	(272,237)	3,523
Avantor, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	11,727	Monthly	(283,899)	2,358
Avis Budget Group, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,321	Monthly	(316,370)	50,850
Baxter International, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	8,530	Monthly	(343,321)	17,072
Baxter International, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	6,883	Monthly	(277,351)	(1,756)
Best Buy Co., Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	4,662	Monthly	(342,644)	13,020
Boeing (The) Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,714	Monthly	(287,439)	4,390
Boeing (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,061	Monthly	(345,306)	448
Broadcom, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	224	Monthly	(290,563)	5,636
Brown & Brown, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,341	Monthly	(271,919)	(1,198)
Brown-Forman Corp., Class B	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	5,630	Monthly	(268,586)	16,511
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Caesars Entertainment, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,182	Monthly	$ (42,306)	$ 2,114
Campbell Soup	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	3,806	Monthly	(173,824)	(2,098)
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.20%	1/24/2025	Barclays	2,124	Monthly	(160,374)	2,686
Capital One Financial Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,483	Monthly	(355,822)	9,800
CBRE Group, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,738	Monthly	(237,437)	741
CDW Corporation of Delaware	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	832	Monthly	(200,620)	10,924
Celanese Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,784	Monthly	(273,802)	2,611
Cenovus Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,615	Monthly	(33,175)	901
Centene Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	416	Monthly	(30,393)	165
Charles River Laboratories International, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	350	Monthly	(80,075)	2,501
Charter Communications, Inc., Class A	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,289	Monthly	(329,612)	12,076
Charter Communications, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,071	Monthly	(273,597)	1,543
Chevron Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,698	Monthly	(273,385)	(4,338)
Cigna Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	673	Monthly	(240,083)	(2,393)
Coherent Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,181	Monthly	(173,771)	(626)
Comcast Corp., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	7,424	Monthly	(282,610)	9,452
ConocoPhillips	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,600	Monthly	(326,322)	9,936
ConocoPhillips	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,196	Monthly	(275,326)	10,703
Constellation Brands, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,089	Monthly	(275,493)	5,999
Corteva, Inc.	U.S. Fed Funds + 0.20%	1/24/2025	Barclays	156	Monthly	(8,414)	197
Cummins, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	999	Monthly	(281,958)	8,152
D.R. Horton, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,927	Monthly	(274,109)	11,912
Danaher Corp.	U.S. Fed Funds	1/24/2025	Barclays	1,475	Monthly	(363,456)	(15,238)
Danaher Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,023	Monthly	(251,834)	(6,661)
Darden Restaurants, Inc.	U.S. Fed Funds + 0.20%	2/10/2025	JPMorgan Chase	166	Monthly	(25,391)	827
Deere & Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	846	Monthly	(330,843)	7,228
Delta Air Lines, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,161	Monthly	(108,070)	(5,438)
Devon Energy Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	974	Monthly	(49,753)	1,557
Diamondback Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	827	Monthly	(166,190)	1,344
Dick's Sporting Goods, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,442	Monthly	(289,234)	(2,558)
Digital Realty Trust, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	90	Monthly	(12,488)	245
Dollar General Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,404	Monthly	(195,013)	8,132
Dominion Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	6,990	Monthly	(356,045)	(2,142)
Dow, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	6,022	Monthly	(342,006)	3,175
Eaton Corp. PLC	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	459	Monthly	(145,959)	(4,546)
Ebay, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	5,484	Monthly	(282,405)	(3,050)
Ecolab, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	390	Monthly	(87,470)	(1,939)
Emerson Electric Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,536	Monthly	(272,800)	10,623
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Enbridge, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	1,093	Monthly	$ (38,735)	$ (217)
Entegris, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,271	Monthly	(301,460)	(2,551)
EQT Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	7,433	Monthly	(297,904)	(15,673)
Equity Residential	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	5,547	Monthly	(356,321)	(2,301)
Estee Lauder (The) Cos., Inc., Class A	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	1,567	Monthly	(229,240)	(1,351)
Expedia Group, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,633	Monthly	(354,182)	(7,706)
Expedia Group, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	726	Monthly	(97,667)	(603)
Exxon Mobil Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	845	Monthly	(99,721)	1,408
FedEx Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,244	Monthly	(325,379)	10,349
Fidelity National Information Services, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,474	Monthly	(235,140)	18,740
Fiserv, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,323	Monthly	(354,355)	(8,692)
Fiserv, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	321	Monthly	(48,981)	35
FMC Corp.	U.S. Fed Funds	1/24/2025	Barclays	5,080	Monthly	(299,508)	(3,598)
Foot Locker, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	12,971	Monthly	(270,205)	9,450
Ford Motor Co.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	16,939	Monthly	(205,198)	21,245
Freeport-McMoRan, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	7,042	Monthly	(351,019)	1,222
Gartner, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	240	Monthly	(98,930)	7,404
General Motors Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	8,813	Monthly	(392,271)	(11,461)
Graphic Packaging Holding Company	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	10,387	Monthly	(268,259)	16,241
Hasbro, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	4,064	Monthly	(249,081)	(21,904)
HCA Healthcare, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,015	Monthly	(313,855)	13,615
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	198	Monthly	(39,028)	(391)
Hologic, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	731	Monthly	(55,286)	663
Host Hotels & Resorts, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	18,074	Monthly	(340,411)	12,279
Howmet Aerospace Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	6,688	Monthly	(446,061)	(25,186)
Humana, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	929	Monthly	(280,529)	7,719
Intel Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	8,834	Monthly	(268,754)	41,767
Intercontinental Exchange, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	2,118	Monthly	(272,197)	4,287
International Flavors & Fragrances, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	3,579	Monthly	(302,701)	1,121
Intui, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	421	Monthly	(263,149)	(6,435)
IQVIA, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,202	Monthly	(278,068)	(213)
Iron Mountain, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	4,594	Monthly	(355,827)	(7,372)
Jabil, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	852	Monthly	(99,814)	10,607
Johnson Controls International PLC	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,581	Monthly	(102,793)	(606)
Johnson Controls International PLC	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	5,597	Monthly	(363,523)	(3,076)
Keurig Dr Pepper, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	9,159	Monthly	(308,408)	(17,518)
Keysight Technologies, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	854	Monthly	(126,132)	4,803
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Kinder Morgan, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	16,243	Monthly	$ (296,862)	$ 7,675
KKR & Co., Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	3,057	Monthly	(284,266)	4,529
Kohls Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	833	Monthly	(19,926)	1,003
Kraft Heinz Foods Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	9,260	Monthly	(357,224)	(3,955)
Lamb Weston Holdings, Inc.	U.S. Fed Funds + (0.14)%	8/19/2026	Goldman Sachs	5,390	Monthly	(448,456)	(16,525)
Las Vegas Sands Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,851	Monthly	(126,356)	6,387
LyondellBasell Industries N.V., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	135	Monthly	(13,471)	92
Marriott International, Inc., Class A	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,185	Monthly	(279,572)	1,759
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	1,378	Monthly	(274,015)	7,083
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,663	Monthly	(331,038)	(2,895)
Martin Marietta Materials, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	43	Monthly	(25,196)	572
Marvell Technology, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,284	Monthly	(215,882)	18,841
McKesson Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	633	Monthly	(339,830)	(3,695)
Medical Properties Trust, Inc.	U.S. Fed Funds + (4.45)%	1/24/2025	Barclays	26,584	Monthly	(122,352)	(2,192)
Medical Properties Trust, Inc.	U.S. Fed Funds + (4.45)%	2/10/2025	JPMorgan Chase	5,981	Monthly	(27,531)	(3,069)
Metlife, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	4,829	Monthly	(342,239)	13,159
Mohawk Industries, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	960	Monthly	(109,875)	(2,624)
Mondelez International, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	4,787	Monthly	(343,938)	(21,174)
Newmont Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	7,802	Monthly	(316,859)	(17,982)
NextEra Energy, Inc.	U.S. Fed Funds + 0.19%	8/19/2026	Goldman Sachs	6,178	Monthly	(413,020)	(23,537)
Nordstrom, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,379	Monthly	(26,192)	(281)
Nordstrom, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	9,715	Monthly	(184,140)	4,720
NRG Energy, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,943	Monthly	(141,013)	148
Nucor Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	372	Monthly	(62,636)	3,934
Oneok, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,711	Monthly	(292,848)	3,957
Oracle Corp.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	2,355	Monthly	(267,040)	25,804
Paccar, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	510	Monthly	(54,017)	5,374
PayPal Holdings, Inc.	U.S. Fed Funds + 0.42%	8/19/2026	Goldman Sachs	4,119	Monthly	(279,219)	(17,622)
Penn National Gaming, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	11,619	Monthly	(192,009)	4,701
Penn National Gaming, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	5,242	Monthly	(86,439)	5,243
Permian Resources Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,868	Monthly	(31,261)	812
Pfizer, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	13,097	Monthly	(334,668)	10,774
Pfizer, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	10,377	Monthly	(265,332)	3,536
Prologis, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	2,020	Monthly	(205,513)	49,351
Prudential Financial, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,031	Monthly	(334,251)	(5,811)
PulteGroup, Inc.	U.S. Fed Funds + 0.05%	1/24/2025	Barclays	2,992	Monthly	(333,083)	(10,455)
Quanta Services, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	947	Monthly	(244,143)	4,217
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Raytheon Technologies Corp.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,011	Monthly	$ (304,818)	$ 1,942
Raytheon Technologies Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,024	Monthly	(306,431)	(3,970)
Revvity, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,681	Monthly	(274,489)	(4,325)
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,300	Monthly	(181,431)	(4,980)
S&P Global, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	685	Monthly	(284,133)	12,491
Sealed Air Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	9,969	Monthly	(313,227)	6,180
Sensta Technologies Holding PLC	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	314	Monthly	(11,902)	(1,390)
Southern Copper Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	151	Monthly	(17,617)	0
Southwest Airlines Co.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	12,618	Monthly	(327,001)	46,137
Southwest Airlines Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	7,170	Monthly	(185,660)	14,353
Spirit AeroSystems Holdings, Inc., Class A	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	4,171	Monthly	(133,354)	3,872
Take-Two Interactive Software, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,691	Monthly	(241,113)	2,798
TC Energy Corp.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	9,379	Monthly	(335,230)	21,019
Teck Resources Ltd., Class B	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,810	Monthly	(186,932)	(8,015)
Teck Resources Ltd., Class B	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	874	Monthly	(42,992)	314
Teledyne Technologies, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	16	Monthly	(6,098)	367
Tempur Sealy International, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	5,713	Monthly	(285,751)	(5,071)
Tesla, Inc.	U.S. Fed Funds + (0.05)%	8/19/2026	Goldman Sachs	1,862	Monthly	(340,810)	(43,641)
Texas Instruments, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	1,675	Monthly	(295,258)	(20,705)
Thermo Fisher Scientific, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	479	Monthly	(271,699)	5,546
T-Mobile US, Inc.	U.S. Fed Funds	1/24/2025	Barclays	850	Monthly	(139,422)	(1,416)
T-Mobile US, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	1,362	Monthly	(222,970)	(3,824)
Toll Brothers, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	1,593	Monthly	(189,220)	9,093
Tractor Supply Company	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,084	Monthly	(295,612)	(33,317)
TransDigm, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	134	Monthly	(166,797)	(2,220)
Transocean Ltd.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	24,035	Monthly	(125,342)	14,301
Transocean Ltd.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	7,228	Monthly	(37,578)	9,766
Trimble, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	4,779	Monthly	(286,832)	(5,158)
Tyson Foods, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	9,421	Monthly	(570,359)	(22,811)
United Parcel Service, Inc., Class B	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	135	Monthly	(19,861)	309
United Rentals North America, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	219	Monthly	(146,197)	(4,877)
UnitedHealth Group, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,266	Monthly	(611,714)	13,772
Universal Health Services, Inc., Class B	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	726	Monthly	(122,664)	(5,683)
US Foods Holding Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	3,753	Monthly	(188,233)	1,481
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2024: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
VF Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	18,166	Monthly	$ (225,936)	$ (5,219)
Viatris, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	23,998	Monthly	(276,847)	5,130
VICI Properties, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	5,905	Monthly	(168,435)	(2,859)
Vistra Operations Co. LLC	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	4,634	Monthly	(350,814)	(34,978)
Walmart, Inc.	U.S. Fed Funds + 0.05%	1/24/2025	Barclays	6,017	Monthly	(356,785)	5,077
Warner Bros. Discovery, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	1,704	Monthly	(12,519)	1,500
WESCO International, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	529	Monthly	(80,709)	1,577
Weyerhaeuser Co.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	2,580	Monthly	(77,584)	11,220
Whirlpool Corp.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	5,127	Monthly	(485,915)	50,930
Williams (The) Cos., Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	8,691	Monthly	(333,097)	2,897
Xcel Energy, Inc.	U.S. Fed Funds + (0.15)%	2/10/2025	JPMorgan Chase	3,416	Monthly	(182,957)	1,780
Xylem, Inc.	U.S. Fed Funds + (0.15)%	1/24/2025	Barclays	2,311	Monthly	(301,791)	(3,718)
Total (Cost $42,524,304)				756,080		$(42,198,037)	$326,267
Credit Default Swap Contracts outstanding - Buy Protection as of April 30, 2024:
Centrally Cleared
Reference Obligation	Fixed Deal Pay Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index Series 42 (Pay Quarterly)	5.00%	6/20/2029	USD	1,620,000	$ (105,885)	$ (88,325)	$ (17,560)
Total					$(105,885)	$(88,325)	$(17,560)
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 2,979,891	$—	$ 2,979,891
Common Stocks	55,714,908	—	—*	55,714,908
Convertible Bonds	—	65,526,056	—	65,526,056
Convertible Preferred Stocks	943,837	1,119,661	—	2,063,498
Corporate Bonds	—	41,949,232	—	41,949,232
Foreign Issuer Bonds	—	6,684,560	—	6,684,560
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Schedule of Investments (continued)
Morningstar Alternatives Fund
Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Mortgage-Backed Securities	$ —	$ 24,398,563	$ —	$ 24,398,563
Preferred Stocks	3,633,707	—	—	3,633,707
Rights	—	—	263,695	263,695
Investment Companies	223,687	—	—	223,687
Short-Term Investments	13,257,606	12,575,156	—	25,832,762
Purchased Options	82,800	8,786	—	91,586
Total Assets – Investments at value	$ 73,856,545	$155,241,905	$263,695	$229,362,145
Liabilities:
Common Stocks	$(26,936,476)	$ —	$ —	$ (26,936,476)
Rights	—	—	—*	—
Total Liabilities – Investments at value	$(26,936,476)	$ —	$ —	$ (26,936,476)
Net Investments	$ 46,920,069	$155,241,905	$263,695	$202,425,669

*Includes securities determined to have no value as of April 30, 2024.

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 610,493	$ —	$—	$ 610,493
Forward Foreign Currency Exchange Contracts	—	667,253	—	667,253
Contracts for Difference	—	44,821,743	—	44,821,743
Total Assets - Derivative Financial Instruments	$ 610,493	$ 45,488,996	$—	$ 46,099,489
Liabilities:
Futures Contracts	$(649,875)	$ —	$—	$ (649,875)
Forward Foreign Currency Exchange Contracts	—	(560,922)	—	(560,922)
Contracts for Difference	—	(42,198,037)	—	(42,198,037)
Swap Agreements	—	(105,885)	—	(105,885)
Total Liabilities - Derivative Financial Instruments	$(649,875)	$(42,864,844)	$—	$(43,514,719)
Net Derivative Financial Instruments	$ (39,382)	$ 2,624,152	$—	$ 2,584,770
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Assets and Liabilities
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Assets
Investments in non-affiliates, at value*	$1,612,011,205	$812,699,865	$197,456,210	$880,632,181	$330,298,381
Cash	—	118,125	—	20,000	1
Foreign currencies, at value	60,103	1,434,073	457,389	1,027,159	—
Due from broker	—	—	1,165,470	5,477,137	—
Receivable from Adviser	31,581	43,884	1,341	120,404	20,772
Receivable for:
Dividends and interest	1,213,490	2,720,943	1,422,811	4,938,235	4,135,201
Securities lending income	5,119	3,152	4,859	4,393	—
Foreign tax reclaims	148,670	1,343,875	465,152	24,776	—
Investments sold	840,443	2,059,084	993,290	85,433,849	—
Fund shares sold	860,124	530,411	85,367	655,270	8,875
Variation margin on futures contracts	—	—	7,890	132,274	—
Variation margin on centrally cleared swap agreements	—	—	153	169,576	—
Unrealized appreciation on OTC swap agreements and contracts for differences	—	—	—	4,973	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	23,056	433,077	—
Upfront premiums paid on swap agreements	—	—	7,340	883,750	—
Prepaid expenses and other assets	40,733	27,972	15,003	30,414	19,656
Total assets	1,615,211,468	820,981,384	202,105,331	979,987,468	334,482,886
Liabilities
Investments sold short, at value	—	—	—	16,897,548	—
Written options, at value	—	—	1,111	332,685	—
Cash overdraft	—	—	126,744	855,179	—
Due to broker	—	—	53,765	3,769,567	—
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	43,977	20,570	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	51,753	262,923	—
Payable for:
Dividends on short sales	—	—	—	65,301	—
Investments purchased on a delayed-delivery basis	—	—	470,433	122,154,493	3,804,754
Investments purchased	3,331,693	1,907,325	4,028,068	1,025,713	1,167,207
Fund shares redeemed	2,878,002	1,486,767	389,621	1,920,201	804,169
Variation margin on futures contracts	—	—	125,996	586,684	—
Variation margin on centrally cleared swap agreements	—	—	2,708	34,751	—
Deferred capital gains tax	—	404,426	—	—	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Assets and Liabilities (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Collateral for securities lending	12,764,842	6,744,839	5,081,368	9,620,383	—
Upfront premiums received from swap agreements	—	—	7,905	147,913	—
Accrued management fees	897,880	553,352	55,736	298,843	119,390
Accrued trustee fees	19,567	9,749	2,337	9,905	3,959
Accrued expenses	358,932	269,686	152,312	361,003	122,956
Total liabilities	20,250,916	11,376,144	10,593,834	158,363,662	6,022,435
Net assets	$1,594,960,552	$809,605,240	$191,511,497	$ 821,623,806	$328,460,451
Analysis of net assets:
Paid in capital	$1,213,448,741	$777,942,406	$213,775,616	$1,000,904,328	$351,592,983
Distributable earnings (loss)	381,511,811	31,662,834	(22,264,119)	(179,280,522)	(23,132,532)
Net assets	$1,594,960,552	$809,605,240	$191,511,497	$ 821,623,806	$328,460,451
Shares outstanding:	128,496,656	79,113,056	20,801,936	95,890,731	33,284,286
Net asset value, offering price and redemption price per share:	$ 12.41	$ 10.23	$ 9.21	$ 8.57	$ 9.87
Investments in non-affiliates, at cost	$1,299,006,423	$774,595,566	$193,768,125	$ 942,510,240	$343,920,353
Foreign currencies, at cost	$ 60,104	$ 1,537,833	$ 462,856	$ 1,049,324	$ —
Investments sold short proceeds	$ —	$ —	$ —	$ 17,092,549	$ —
Written option premiums	$ —	$ —	$ 1,778	$ 402,541	$ —
*Market value of securities on loan	$ 50,331,801	$ 7,622,078	$ 5,224,067	$ 16,299,526	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Assets
Investments in non-affiliates, at value*	$129,698,472	$172,048,333	$349,168,540	$229,362,145
Cash	—	—	—	29,136,128
Foreign currencies, at value	—	161,248	126,416	98,778
Due from broker	—	302,153	—	1,041,192
Receivable from Adviser	26,220	36,951	—	17,438
Receivable for:
Dividends and interest	339,105	2,598,462	452,758	1,293,864
Securities lending income	249	—	6,055	—
Foreign tax reclaims	—	40,449	89,884	9,187
Investments sold	740,398	1,485,799	494,427	216,603
Fund shares sold	103,891	182,764	251,928	119,232
Variation margin on futures contracts	—	34,688	—	128,224
Variation margin on centrally cleared swap agreements	—	—	—	5,760
Unrealized appreciation on OTC swap agreements and contracts for differences	—	—	—	1,645,156
Unrealized appreciation on forward foreign currency exchange contracts	—	233,060	—	667,253
Prepaid expenses and other assets	14,139	15,709	17,674	16,897
Total assets	130,922,474	177,139,616	350,607,682	263,757,857
Liabilities
Investments sold short, at value	—	—	—	26,936,476
Written options, at value	—	6,920	—	—
Cash overdraft	—	240,317	—	—
Due to broker	—	2,225	—	375,402
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	—	1,765,696
Unrealized depreciation on forward foreign currency exchange contracts	—	200,655	—	560,922
Payable for:
Dividends on short sales	—	—	—	3,635
Investments purchased on a delayed-delivery basis	—	64,787	—	6,670,091
Investments purchased	384,040	2,645,097	499,036	605,315
Fund shares redeemed	221,970	364,077	392,699	286,182
Variation margin on futures contracts	—	14,466	—	101,778
Collateral for securities lending	—	—	52,073,069	—
Upfront premiums received from swap agreements	—	—	—	88,325
Accrued management fees	38,880	87,553	115,233	158,805
Accrued trustee fees	1,575	2,105	3,558	2,733
Accrued expenses	112,351	156,601	115,878	219,311
Total liabilities	758,816	3,784,803	53,199,473	37,774,671
Net assets	$130,163,658	$173,354,813	$297,408,209	$225,983,186
Analysis of net assets:
Paid in capital	$140,040,427	$206,973,296	$269,715,481	$235,990,238
Distributable earnings (loss)	(9,876,769)	(33,618,483)	27,692,728	(10,007,052)
Net assets	$130,163,658	$173,354,813	$297,408,209	$225,983,186
Shares outstanding:	13,672,815	19,982,631	28,050,709	22,315,488
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Net asset value, offering price and redemption price per share:	$ 9.52	$ 8.68	$ 10.60	$ 10.13
Investments in non-affiliates, at cost	$133,288,259	$179,569,429	$325,180,209	$233,098,642
Foreign currencies, at cost	$ —	$ 187,661	$ 142,505	$ 99,714
Investments sold short proceeds	$ —	$ —	$ —	$ 26,637,269
Written option premiums	$ —	$ 7,022	$ —	$ —
*Market value of securities on loan	$ 2,314,692	$ —	$ 51,570,348	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Operations
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$ 26,705,683	$23,851,087	$ 6,445,696	$ 6,096,897	$ 461,741
Interest income (net of foreign withholding taxes)	131,189	1,136	7,153,461	28,581,218	11,236,202
Securities lending income, net	151,600	28,919	60,930	91,934	—
Total investment income	26,988,472	23,881,142	13,660,087	34,770,049	11,697,943
Expenses
Management fees (Note 5)	10,366,199	6,504,982	711,857	3,560,112	1,449,271
Administration and custody fees	796,327	707,923	329,049	1,017,309	180,972
Transfer agent fees	8,297	8,056	7,867	8,055	8,036
Sub-accounting fees	1,540,990	778,446	203,383	814,111	328,839
Audit and tax fees	55,930	89,716	86,465	99,284	53,588
Legal fees	168,884	85,370	28,954	93,404	35,693
Trustees’ fees	247,129	127,248	33,173	130,352	53,305
Registration and filing fees	38,622	30,827	20,214	35,298	22,908
Printing and postage fees	86,523	66,008	40,649	75,046	18,837
Dividend and interest on securities sold short	—	—	—	43,421	—
Other expenses	138,006	80,717	40,752	120,176	42,245
Total expenses	13,446,907	8,479,293	1,502,363	5,996,568	2,193,694
Less waiver of management fees (Note 5)	(479,841)	(741,298)	(47,180)	(1,651,567)	(277,922)
Net expenses	12,967,066	7,737,995	1,455,183	4,345,001	1,915,772
Net investment income	14,021,406	16,143,147	12,204,904	30,425,048	9,782,171
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	117,866,764	8,221,562 [1]	(1,227,278)	(23,122,238)	(4,829,215)
Investments sold short	—	—	—	172,571	—
Swap agreements	—	—	266,924	(94,943)	—
Futures contracts	—	—	(2,142,707)	(8,733,437)	—
Written options contracts	—	—	56,284	(1,515,696)	—
Forward foreign currency exchange contracts	—	224,852	62,661	(282,340)	—
Foreign currency transactions	(1,425)	(318,244)	(71,266)	(22,128)	—
Net realized gains (losses)	117,865,339	8,128,170	(3,055,382)	(33,598,211)	(4,829,215)
Net change in unrealized appreciation (depreciation) on:
Investments	161,824,092	18,335,950 [2]	6,378,009	(12,672,368)	4,553,081
Investments sold short	—	—	—	196,420	—
Swap agreements	—	—	(182,141)	2,160,220	—
Futures contracts	—	—	(1,346,482)	(2,090,542)	—
Written options contracts	—	—	(11,857)	(70,499)	—
Forward foreign currency exchange contracts	—	—	42,292	217,411	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Operations (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Foreign currency transactions	(13,552)	(148,539)	(9,707)	(10,014)	—
Net change in unrealized appreciation (depreciation)	161,810,540	18,187,411	4,870,114	(12,269,372)	4,553,081
Net realized and unrealized gains (losses)	279,675,879	26,315,581	1,814,732	(45,867,583)	(276,134)
Net increase (decrease) in net assets resulting from operations	$293,697,285	$42,458,728	$14,019,636	$(15,442,535)	$9,506,037
Foreign withholding taxes on dividend income	$ 212,228	$ 2,250,996	$ 421,489	$ 2,318	$ —
Foreign withholding taxes on interest income	$ —	$ —	$ 15,128	$ —	$ —

[1]	Net of foreign capital gains taxes (refunded)/paid of $137,654.
[2]	Net of change in deferred foreign capital gains tax expense of $(389,497).
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Operations (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$ 2,459,211	$ 182,770	$ 8,001,125	$ 2,050,520
Interest income (net of foreign withholding taxes)	3,976,636	11,639,327	160	9,852,830
Securities lending income, net	15,537	—	63,350	—
Total investment income	6,451,384	11,822,097	8,064,635	11,903,350
Expenses
Management fees (Note 5)	479,665	1,066,466	1,294,559	2,137,571
Administration and custody fees	160,005	278,202	232,956	640,350
Transfer agent fees	8,051	8,065	8,053	8,063
Sub-accounting fees	133,882	174,649	273,897	250,560
Audit and tax fees	66,867	90,635	36,940	84,342
Legal fees	14,437	19,012	30,376	32,657
Trustees’ fees	21,582	28,285	43,283	41,664
Registration and filing fees	20,366	21,467	21,446	24,482
Printing and postage fees	19,658	70,200	50,943	81,552
Dividend and interest on securities sold short	—	6	—	601,221
Other expenses	25,869	43,687	36,250	50,281
Total expenses	950,382	1,800,674	2,028,703	3,952,743
Less waiver of management fees (Note 5)	(310,827)	(416,629)	—	(413,923)
Net expenses	639,555	1,384,045	2,028,703	3,538,820
Net investment income	5,811,829	10,438,052	6,035,932	8,364,530
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	(4,027,361)	(4,290,172)	5,331,292	(810,396)
Investments sold short	—	(187)	—	(897,693)
Swap agreements	—	56,848	—	2,222,932
Futures contracts	—	218,800	—	1,016,782
Written options contracts	—	21,194	—	59,567
Forward foreign currency exchange contracts	—	(129,226)	180,124	(143,365)
Foreign currency transactions	—	4,837	(117,789)	5,436
Net realized gains (losses)	(4,027,361)	(4,117,906)	5,393,627	1,453,263
Net change in unrealized appreciation (depreciation) on:
Investments	4,249,949	1,979,753	18,100,645	7,979,326
Investments sold short	—	—	—	(1,485,431)
Swap agreements	—	—	—	551,938
Futures contracts	—	148,991	—	905,526
Written options contracts	—	102	—	(57,501)
Forward foreign currency exchange contracts	—	9,268	40,310	258,748
Foreign currency transactions	—	(36,213)	(21,472)	(8,267)
Net change in unrealized appreciation (depreciation)	4,249,949	2,101,901	18,119,483	8,144,339
Net realized and unrealized gains (losses)	222,588	(2,016,005)	23,513,110	9,597,602
Net increase (decrease) in net assets resulting from operations	$ 6,034,417	$ 8,422,047	$29,549,042	$17,962,132
Foreign withholding taxes on dividend income	$ —	$ 25,721	$ 175,214	$ 12,118
Foreign withholding taxes on interest income	$ —	$ —	$ 467	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Changes in Net Assets
	Morningstar U.S. Equity Fund		Morningstar International Equity Fund
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$ 14,021,406	$ 13,977,813	$ 16,143,147	$ 19,550,459
Net realized gains (losses)	117,865,339	33,183,317	8,128,170	(11,042,912)
Net change in unrealized appreciation (depreciation)	161,810,540	(8,619,394)	18,187,411	50,303,118
Net increase (decrease) in net assets resulting from operations	293,697,285	38,541,736	42,458,728	58,810,665
Distributions paid from:
Distributable earnings	(65,213,794)	(122,368,733)	(18,789,554)	(28,222,108)
Total distributions paid	(65,213,794)	(122,368,733)	(18,789,554)	(28,222,108)
Capital share transactions:
Proceeds from shares sold	216,461,411	210,902,774	134,449,493	108,253,119
Reinvestment of dividends	65,213,794	122,368,733	18,789,554	28,222,108
Payments for shares redeemed	(374,124,322)	(280,417,166)	(171,283,582)	(275,002,951)
Net increase (decrease) in net assets from capital share transactions	(92,449,117)	52,854,341	(18,044,535)	(138,527,724)
Total increase (decrease) in net assets	136,034,374	(30,972,656)	5,624,639	(107,939,167)
Net assets:
Beginning of year	1,458,926,178	1,489,898,834	803,980,601	911,919,768
End of year	$1,594,960,552	$1,458,926,178	$ 809,605,240	$ 803,980,601
Capital share transactions
Shares sold	18,556,563	19,809,277	13,478,010	11,756,238
Shares from reinvested dividends	5,518,258	12,325,143	1,851,188	3,108,151
Shares redeemed	(31,874,328)	(26,228,031)	(17,119,739)	(29,254,436)
Net increase (decrease)	(7,799,507)	5,906,389	(1,790,541)	(14,390,047)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Changes in Net Assets (continued)
	Morningstar Global Income Fund		Morningstar Total Return Bond Fund
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$ 12,204,904	$ 12,517,215	$ 30,425,048	$ 22,675,268
Net realized gains (losses)	(3,055,382)	(16,566,026)	(33,598,211)	(58,471,204)
Net change in unrealized appreciation (depreciation)	4,870,114	6,534,428	(12,269,372)	27,090,040
Net increase (decrease) in net assets resulting from operations	14,019,636	2,485,617	(15,442,535)	(8,705,896)
Distributions paid from:
Distributable earnings	(12,554,075)	(19,352,530)	(30,053,731)	(22,208,256)
Total distributions paid	(12,554,075)	(19,352,530)	(30,053,731)	(22,208,256)
Capital share transactions:
Proceeds from shares sold	24,667,901	26,263,775	187,768,363	166,265,015
Reinvestment of dividends	12,554,075	19,352,489	30,053,730	22,207,983
Payments for shares redeemed	(61,905,061)	(60,980,034)	(163,316,868)	(174,157,657)
Net increase (decrease) in net assets from capital share transactions	(24,683,085)	(15,363,770)	54,505,225	14,315,341
Total increase (decrease) in net assets	(23,217,524)	(32,230,683)	9,008,959	(16,598,811)
Net assets:
Beginning of year	214,729,021	246,959,704	812,614,847	829,213,658
End of year	$191,511,497	$214,729,021	$ 821,623,806	$ 812,614,847
Capital share transactions
Shares sold	2,717,442	2,856,138	21,483,243	18,397,389
Shares from reinvested dividends	1,387,125	2,131,637	3,441,355	2,478,205
Shares redeemed	(6,802,043)	(6,638,807)	(18,694,342)	(19,247,263)
Net increase (decrease)	(2,697,476)	(1,651,032)	6,230,256	1,628,331
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Changes in Net Assets (continued)
	Morningstar Municipal Bond Fund		Morningstar Defensive Bond Fund
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$ 9,782,171	$ 8,082,300	$ 5,811,829	$ 4,125,804
Net realized gains (losses)	(4,829,215)	(4,095,158)	(4,027,361)	(1,661,588)
Net change in unrealized appreciation (depreciation)	4,553,081	995,239	4,249,949	(1,727,687)
Net increase (decrease) in net assets resulting from operations	9,506,037	4,982,381	6,034,417	736,529
Distributions paid from:
Distributable earnings	(9,752,404)	(8,029,279)	(5,698,959)	(3,670,466)
Total distributions paid	(9,752,404)	(8,029,279)	(5,698,959)	(3,670,466)
Capital share transactions:
Proceeds from shares sold	60,991,828	54,677,480	27,358,791	36,381,030
Reinvestment of dividends	9,752,404	8,029,187	5,698,960	3,670,466
Payments for shares redeemed	(72,775,554)	(110,891,451)	(37,957,515)	(46,306,485)
Net increase (decrease) in net assets from capital share transactions	(2,031,322)	(48,184,784)	(4,899,764)	(6,254,989)
Total increase (decrease) in net assets	(2,277,689)	(51,231,682)	(4,564,306)	(9,188,926)
Net assets:
Beginning of year	330,738,140	381,969,822	134,727,964	143,916,890
End of year	$328,460,451	$ 330,738,140	$130,163,658	$134,727,964
Capital share transactions
Shares sold	6,195,536	5,544,927	2,869,404	3,840,070
Shares from reinvested dividends	993,143	818,905	599,661	388,482
Shares redeemed	(7,419,312)	(11,272,498)	(3,992,949)	(4,882,636)
Net increase (decrease)	(230,633)	(4,908,666)	(523,884)	(654,084)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Changes in Net Assets (continued)
	Morningstar Multisector Bond Fund		Morningstar Global Opportunistic Equity Fund
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$ 10,438,052	$ 8,592,585	$ 6,035,932	$ 4,280,767
Net realized gains (losses)	(4,117,906)	(13,531,145)	5,393,627	1,953,386
Net change in unrealized appreciation (depreciation)	2,101,901	5,371,792	18,119,483	4,453,185
Net increase (decrease) in net assets resulting from operations	8,422,047	433,232	29,549,042	10,687,338
Distributions paid from:
Distributable earnings	(10,383,761)	(4,767,523)	(7,668,617)	(5,851,851)
Total distributions paid	(10,383,761)	(4,767,523)	(7,668,617)	(5,851,851)
Capital share transactions:
Proceeds from shares sold	30,637,969	44,978,679	91,220,358	67,581,311
Reinvestment of dividends	10,383,761	4,767,479	7,668,617	5,851,850
Payments for shares redeemed	(41,956,846)	(41,436,492)	(56,315,808)	(45,535,119)
Net increase (decrease) in net assets from capital share transactions	(935,116)	8,309,666	42,573,167	27,898,042
Total increase (decrease) in net assets	(2,896,830)	3,975,375	64,453,592	32,733,529
Net assets:
Beginning of year	176,251,643	172,276,268	232,954,617	200,221,088
End of year	$173,354,813	$176,251,643	$297,408,209	$232,954,617
Capital share transactions
Shares sold	3,519,886	5,186,619	9,005,767	7,165,593
Shares from reinvested dividends	1,192,603	549,926	738,527	640,324
Shares redeemed	(4,823,673)	(4,786,819)	(5,529,823)	(4,882,657)
Net increase (decrease)	(111,184)	949,726	4,214,471	2,923,260
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Statements of Changes in Net Assets (continued)
	Morningstar Alternatives Fund
	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$ 8,364,530	$ 6,334,536
Net realized gains (losses)	1,453,263	1,069,518
Net change in unrealized appreciation (depreciation)	8,144,339	(6,683,214)
Net increase (decrease) in net assets resulting from operations	17,962,132	720,840
Distributions paid from:
Distributable earnings	(8,664,487)	(11,517,692)
Total distributions paid	(8,664,487)	(11,517,692)
Capital share transactions:
Proceeds from shares sold	39,504,294	69,848,746
Reinvestment of dividends	8,664,488	11,517,691
Payments for shares redeemed	(106,213,027)	(164,320,530)
Net increase (decrease) in net assets from capital share transactions	(58,044,245)	(82,954,093)
Total increase (decrease) in net assets	(48,746,600)	(93,750,945)
Net assets:
Beginning of year	274,729,786	368,480,731
End of year	$ 225,983,186	$ 274,729,786
Capital share transactions
Shares sold	3,958,165	7,011,646
Shares from reinvested dividends	867,316	1,173,356
Shares redeemed	(10,601,239)	(16,499,943)
Net increase (decrease)	(5,775,758)	(8,314,941)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights
Morningstar U.S. Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.70	$11.43	$13.74	$9.27	$10.68
Income (loss) from investment operations:
Net investment income[1]	0.11	0.11	0.12	0.14	0.13
Net realized and unrealized gains (losses)	2.10	0.13	(0.36)	4.59	(1.31)
Total income (loss) from investment operations	2.21	0.24	(0.24)	4.73	(1.18)
Less distributions paid:
From net investment income	(0.11)	(0.07)	(0.13)	(0.14)	(0.09)
From realized gains	(0.39)	(0.90)	(1.94)	(0.12)	(0.14)
Total distributions paid	(0.50)	(0.97)	(2.07)	(0.26)	(0.23)
Net asset value, end of year	$12.41	$10.70	$11.43	$13.74	$9.27
Total return[2]	20.92%	2.79%	(3.11%)	51.43%	(11.42%)
Supplemental data and ratios:
Net assets, end of year (millions)	$1,595	$1,459	$1,490	$1,703	$1,179
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.87%	0.87%	0.86%	0.87%	0.93%
Total expenses after waivers/reimbursements	0.84%	0.84%	0.83%	0.81%	0.81%
Net investment income, net of waivers/reimbursements	0.91%	0.99%	0.89%	1.19%	1.25%
Net investment income, before waivers/reimbursements	0.88%	0.96%	0.86%	1.13%	1.13%
Portfolio turnover rate	46%	53%	61%	68%	58%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar International Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.94	$9.57	$12.72	$8.76	$10.79
Income (loss) from investment operations:
Net investment income[1]	0.21	0.22	0.23	0.12	0.21
Net realized and unrealized gains (losses)	0.32	0.47	(1.66)	4.17	(1.94)
Total income (loss) from investment operations	0.53	0.69	(1.43)	4.29	(1.73)
Less distributions paid:
From net investment income	(0.24)	(0.10)	(0.18)	(0.14)	(0.19)
From realized gains	—	(0.22)	(1.54)	(0.19)	(0.11)
Total distributions paid	(0.24)	(0.32)	(1.72)	(0.33)	(0.30)
Net asset value, end of year	$10.23	$9.94	$9.57	$12.72	$8.76
Total return[2]	5.38%	7.61%	(12.77%)	49.22%	(16.65%)
Supplemental data and ratios:
Net assets, end of year (millions)	$810	$804	$912	$1,074	$764
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.08%	1.08%	1.06%	1.08%	1.14%
Total expenses after waivers/reimbursements	0.99%	0.99%	0.98%	0.89%	0.92%
Net investment income, net of waivers/reimbursements	2.06%	2.33%	1.89%	1.09%	2.08%
Net investment income, before waivers/reimbursements	1.97%	2.24%	1.81%	0.90%	1.86%
Portfolio turnover rate	31%	21%	67%	41%	36%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Global Income Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.14	$9.82	$11.62	$9.54	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.55	0.53	0.42	0.35	0.37
Net realized and unrealized gains (losses)	0.08	(0.38)	(1.03)	2.09	(0.94)
Total income (loss) from investment operations	0.63	0.15	(0.61)	2.44	(0.57)
Less distributions paid:
From net investment income	(0.56)	(0.49)	(0.45)	(0.35)	(0.42)
From realized gains	—	(0.34)	(0.74)	(0.01)	(0.05)
Total distributions paid	(0.56)	(0.83)	(1.19)	(0.36)	(0.47)
Net asset value, end of year	$9.21	$9.14	$9.82	$11.62	$9.54
Total return[2]	7.19%	1.88%	(6.00%)	26.01%	(5.73%)
Supplemental data and ratios:
Net assets, end of year (millions)	$192	$215	$247	$272	$235
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.74%	0.73%	0.62%	0.62%	0.64%
Total expenses after waivers/reimbursements	0.72%	0.73%	0.62%	0.61%	0.58%
Net investment income, net of waivers/reimbursements	6.01%	5.73%	3.76%	3.28%	3.52%
Net investment income, before waivers/reimbursements	5.99%	5.73%	3.76%	3.27%	3.46%
Portfolio turnover rate	58%	63%	138%	59%	62%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Total Return Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.06	$9.42	$10.69	$10.88	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.33	0.26	0.61	0.16	0.26
Net realized and unrealized gains (losses)	(0.50)	(0.36)	(1.65)	0.17	0.68
Total income (loss) from investment operations	(0.17)	(0.10)	(1.04)	0.33	0.94
Less distributions paid:
From net investment income	(0.32)	(0.26)	(0.17)	(0.21)	(0.28)
From realized gains	—	—	(0.06)	(0.31)	(0.26)
Total distributions paid	(0.32)	(0.26)	(0.23)	(0.52)	(0.54)
Net asset value, end of year	$8.57	$9.06	$9.42	$10.69	$10.88
Total return[2]	(1.83%)	(1.03%)	(9.97%)	2.95%	9.13%
Supplemental data and ratios:
Net assets, end of year (millions)	$822	$813	$829	$833	$519
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements[4]	0.73%	0.73%	0.71%	0.74%	0.81%
Total expenses after waivers/reimbursements[4]	0.53%	0.53%	0.53%	0.53%	0.53%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.53%	0.53%	0.52%	0.53%	0.53%
Net investment income, net of waivers/reimbursements	3.77%	2.89%	1.39%	1.41%	2.43%
Net investment income, before waivers/reimbursements	3.57%	2.69%	1.21%	1.20%	2.15%
Portfolio turnover rate	370%	302%	346%	438%	612%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[4]	Expenses include dividend and interest expense of less than 0.01% for April 30, 2024, less than 0.01% for April 30, 2023, 0.01% for April 30, 2022, and less than 0.01% for April 30, 2021 and April 30, 2020, respectively.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Municipal Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.87	$9.94	$10.75	$10.14	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.29	0.23	0.18	0.21	0.23
Net realized and unrealized gains (losses)	— [2]	(0.07)	(0.81)	0.61	(0.21)
Total income (loss) from investment operations	0.29	0.16	(0.63)	0.82	0.02
Less distributions paid:
From net investment income	(0.29)	(0.23)	(0.18)	(0.21)	(0.23)
From realized gains	—	—	— [2]	—	(0.03)
Total distributions paid	(0.29)	(0.23)	(0.18)	(0.21)	(0.26)
Net asset value, end of year	$9.87	$9.87	$9.94	$10.75	$10.14
Total return[3]	3.01%	1.67%	(5.93%)	8.14%	0.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$328	$331	$382	$417	$340
Ratio to average net assets of:[4]
Total expenses before waivers/reimbursements	0.67%	0.67%	0.65%	0.66%	0.77%
Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	2.98%	2.34%	1.65%	1.98%	2.17%
Net investment income, before waivers/reimbursements	2.89%	2.25%	1.58%	1.90%	1.98%
Portfolio turnover rate	57%	22%	41%	53%	127%

[1]	Calculated using the average shares outstanding method.
[2]	Rounds to less than 0.01.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[4]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Defensive Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.49	$9.69	$10.24	$10.17	$10.10
Income (loss) from investment operations:
Net investment income[1]	0.42	0.29	0.20	0.20	0.20
Net realized and unrealized gains (losses)	0.02	(0.23)	(0.46)	0.16	0.13
Total income (loss) from investment operations	0.44	0.06	(0.26)	0.36	0.33
Less distributions paid:
From net investment income	(0.41)	(0.26)	(0.19)	(0.19)	(0.23)
From realized gains	—	—	(0.08)	(0.10)	(0.03)
From return of capital	—	—	(0.02)	—	—
Total distributions paid	(0.41)	(0.26)	(0.29)	(0.29)	(0.26)
Net asset value, end of year	$9.52	$9.49	$9.69	$10.24	$10.17
Total return[2]	4.72%	0.63%	(2.61%)	3.56%	3.36%
Supplemental data and ratios:
Net assets, end of year (millions)	$130	$135	$144	$201	$183
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.71%	0.73%	0.64%	0.64%	0.66%
Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income, net of waivers/reimbursements	4.37%	3.03%	1.96%	1.92%	2.02%
Net investment income, before waivers/reimbursements	4.14%	2.78%	1.80%	1.76%	1.84%
Portfolio turnover rate	65%	16%	45%	53%	88%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Multisector Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.77	$9.00	$10.52	$9.39	$10.28
Income (loss) from investment operations:
Net investment income[1]	0.52	0.45	0.43	0.44	0.46
Net realized and unrealized gains (losses)	(0.09)	(0.44)	(1.54)	0.94	(0.83)
Total income (loss) from investment operations	0.43	0.01	(1.11)	1.38	(0.37)
Less distributions paid:
From net investment income	(0.52)	(0.24)	(0.30)	(0.25)	(0.43)
From realized gains	—	—	(0.11)	—	(0.09)
Total distributions paid	(0.52)	(0.24)	(0.41)	(0.25)	(0.52)
Net asset value, end of year	$8.68	$8.77	$9.00	$10.52	$9.39
Total return[2]	5.04%	0.23%	(10.95%)	14.79%	(3.97%)
Supplemental data and ratios:
Net assets, end of year (millions)	$173	$176	$172	$237	$192
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.03%	1.04%	0.92%	0.91%	0.98%
Total expenses after waivers/reimbursements	0.79%	0.80%	0.79%	0.79%	0.79%
Net investment income, net of waivers/reimbursements	5.98%	5.14%	4.25%	4.31%	4.52%
Net investment income, before waivers/reimbursements	5.74%	4.90%	4.12%	4.19%	4.33%
Portfolio turnover rate	157%	131%	97%	127%	138%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Global Opportunistic Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.77	$9.57	$12.08	$9.28	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.22	0.20	0.21	0.14	0.23
Net realized and unrealized gains (losses)	0.88	0.27	(0.43)	2.99	(0.91)
Total income (loss) from investment operations	1.10	0.47	(0.22)	3.13	(0.68)
Less distributions paid:
From net investment income	(0.24)	(0.12)	(0.26)	(0.23)	(0.21)
From realized gains	(0.03)	(0.15)	(2.03)	(0.10)	(0.21)
Total distributions paid	(0.27)	(0.27)	(2.29)	(0.33)	(0.42)
Net asset value, end of year	$10.60	$9.77	$9.57	$12.08	$9.28
Total return[2]	11.41%	5.15%	(2.77%)	34.01%	(7.07%)
Supplemental data and ratios:
Net assets, end of year (millions)	$297	$233	$200	$211	$138
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.74%	0.80%	0.78%	0.78%	0.94%
Total expenses after waivers/reimbursements	0.74%	0.80%	0.78%	0.74%	0.73%
Net investment income, net of waivers/reimbursements	2.20%	2.15%	1.81%	1.28%	2.29%
Net investment income, before waivers/reimbursements	2.20%	2.15%	1.81%	1.24%	2.08%
Portfolio turnover rate	60%	47%	96%	52%	66%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Financial Highlights (continued)
Morningstar Alternatives Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.78	$10.12	$10.71	$10.12	$10.10
Income (loss) from investment operations:
Net investment income[1]	0.33	0.19	0.07	0.12	0.25
Net realized and unrealized gains (losses)	0.41	(0.15)	(0.14)	0.77	(0.05)
Total income (loss) from investment operations	0.74	0.04	(0.07)	0.89	0.20
Less distributions paid:
From net investment income	(0.39)	(0.20)	(0.14)	(0.13)	(0.14)
From realized gains	—	(0.18)	(0.38)	(0.17)	(0.04)
Total distributions paid	(0.39)	(0.38)	(0.52)	(0.30)	(0.18)
Net asset value, end of year	$10.13	$9.78	$10.12	$10.71	$10.12
Total return[2]	7.58%	0.42%	(0.78%)	8.92%	1.94%
Supplemental data and ratios:
Net assets, end of year (millions)	$226	$275	$368	$328	$186
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements[4]	1.57%	1.44%	1.45%	1.68%	1.48%
Total expenses after waivers/reimbursements[4]	1.41%	1.31%	1.31%	1.26%	1.13%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	1.17%	1.16%	1.15%	1.12%	0.87%
Net investment income, net of waivers/reimbursements	3.33%	1.91%	0.63%	1.14%	2.45%
Net investment income, before waivers/reimbursements	3.17%	1.78%	0.49%	0.72%	2.10%
Portfolio turnover rate	198%	358%	433%	372%	154%

[1]	Calculated using the average shares outstanding method.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
[3]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[4]	Expenses include dividend and interest expense of 0.24%, 0.16%, 0.16%, 0.14%, and 0.26% for April 30, 2024, April 30, 2023, April 30, 2022, April 30, 2021, and April 30, 2020, respectively.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements
1. Organization
Morningstar Funds Trust (the "Trust") was organized as a Delaware statutory trust on March 1, 2017.  The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.
The Trust is currently authorized to offer shares in nine separate series which commenced operations on November 2, 2018 (each a "Fund" and collectively, the "Funds"):
Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund
Morningstar International Equity Fund	Morningstar Multisector Bond Fund
Morningstar Global Income Fund	Morningstar Global Opportunistic Equity Fund
Morningstar Total Return Bond Fund	Morningstar Alternatives Fund
Morningstar Municipal Bond Fund
Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund is classified and operates as a diversified fund under the 1940 Act. Each Fund's shares are classified as Institutional shares. Morningstar Investment Management LLC (“MIM” or “Adviser”) serves as the investment adviser of each Fund.
The investment objective of each Fund is as follows:
Morningstar Funds	Investment Objective
U.S. Equity Fund	Long-term capital appreciation
International Equity Fund	Long-term capital appreciation
Global Income Fund	Current income and long-term capital appreciation
Total Return Bond Fund	Maximize total return while also generating income and preserving capital
Municipal Bond Fund	Income exempt from federal income taxes as well as capital preservation
Defensive Bond Fund	Capital preservation
Multisector Bond Fund	Total return through a combination of current income and capital appreciation
Global Opportunistic Equity Fund	Long-term capital appreciation over a full market cycle
Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").
The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.
Cash and Foreign Currencies: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. In the event of the financial institution’s insolvency, recovery of the Fund’s cash may be limited to the insurance afforded by Federal Deposit Insurance Corporation ("FDIC") or Securities Investor Protection Corporation ("SIPC").
Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. Cash held with brokers is not available for withdrawal upon demand, and is considered restricted as it is not available for use until it is returned to the Fund upon exiting the position to which the collateral relates. The Funds are subject to credit risk should the prime brokers or counterparties be unable to meet their obligations to the Funds.
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Alternatives Fund
Assets
Cash collateral for derivatives	$ 285,835	$4,686,007	$166,356	$ 557,383
Deposits with broker for futures contracts	879,635	791,130	135,797	483,809
Due from broker	$1,165,470	$5,477,137	$302,153	$1,041,192
Liabilities
Cash collateral for derivatives	$ 53,765	$3,691,535	$ —	$ 375,402
Deposits with broker for futures contracts	—	78,032	2,225	—
Due to broker	$ 53,765	$3,769,567	$ 2,225	$ 375,402
Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.
Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.
Under sanctions imposed by the United States (“U.S.”) and the European Union (“E.U.”) against Russia and certain Russian issuers pertaining to Russia’s invasion of Ukraine, payments (such as dividend payments or interest payments) made by sanctioned issuers to entities domiciled in the U.S., such as the Funds, or E.U. are restricted from withdrawal or use and there is no assurance these sanctioned payments will be ultimately collected and/or converted into U.S. dollars by the Funds.  As of April 30, 2024, the Funds’ custodian held 126,661,252 ($1,355,391), 4,245,447 ($45,430), 4,447,371 ($47,578) and 11,864,420 ($126,960) of Russian rubles in restricted foreign cash accounts on behalf of the International Equity Fund, the Global Income Fund, the Multisector Bond Fund and the Global Opportunistic Equity Fund, respectively. The Russian rubles have been valued based on an established foreign currency benchmark rate in accordance with the Funds' valuation procedures and U.S. GAAP. The value of the Russian rubles currently held may differ materially from the reported amounts, given the uncertainty of the aforementioned sanctions.
Investment Transactions and Investment Income: Investment transactions are accounted for as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. In the case of a defaulted debt obligation, the accrual of interest income is halted when management becomes aware that the interest income is not collectible, and already accrued interest income may be written off. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the ex-date dividend notification. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Other non-cash dividends are recognized as investment income at the fair value of the assets received.
Expenses:  Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative average net assets.
Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of April 30, 2024, the International Equity Fund had non-U.S. taxes accrued in the amount of $404,426, which is included as payable for deferred capital gains tax in the Statements of Assets and Liabilities and net against the change in unrealized appreciation (depreciation) on investments on the Statements of Operations.
Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The returns of the Funds for the prior three fiscal years as well as current year are open for examination. As of April 30, 2024, the Funds had no examinations in progress.
Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:
Morningstar Funds	Frequency
U.S. Equity Fund	Annually
International Equity Fund	Annually
Global Income Fund	Monthly
Total Return Bond Fund	Monthly
Municipal Bond Fund	Monthly
Defensive Bond Fund	Monthly
Multisector Bond Fund	Monthly
Global Opportunistic Equity Fund	Annually
Alternatives Fund	Annually
Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal year may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.
The Funds do not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
3. Investment Types
The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds' investment policies.
Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.
Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs): A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which a Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value ("NAV") to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.
Convertible Securities and Warrants: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Warrants and similar rights are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds' have no obligation to exercise the warrant and buy the stock.
Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.
Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments). In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.
A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.
The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.
Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a Registered Investment Company (RIC) and to eliminate any fund level income tax liability under the Code.
Distressed Companies, Loan Participations, Assignments and Unfunded Commitments: From time to time, a Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the role of the lender which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.
The length of time remaining until maturity on the Indebtedness is one factor the subadvisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.
Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.
When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.
The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations in the Funds’ Financial Statements. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.
Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by a Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.
Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.
Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placement and restricted securities are not registered under the Securities Act of 1933 (the "Securities Act"), as amended, and may be neither listed on an exchange nor traded in other established markets. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held, and potentially at prices lower than their fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.
Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

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Notes to Financial Statements (continued)
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were registered or publicly traded.
From time to time, a restricted security may be registered for resale. A considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security freely under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities.
When selling restricted securities to the public, a Fund may be deemed to be an underwriter for purposes of the Securities Act, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.
Restricted securities held by each Fund as of April 30, 2024 are disclosed in the Schedules of Investments.
Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. A Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations.

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Notes to Financial Statements (continued)
The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.
Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the Code. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
4. Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The NAV of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made. In general, investments for which market quotations are readily available are valued at current market value, while investments whose market quotations are not readily available (as defined by Rule 2a-5 of the Investment Company Act of 1940, as amended) are fair valued.
As permitted under Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated Morningstar Investment Management LLC to serve as the valuation designee. MIM, as valuation designee, carries out its day-to-day fair value responsibilities required under Rule 2a-5 through its Pricing Committee (the “Pricing Committee”) in accordance with procedures approved by the Board.
U.S. exchange-traded equity securities for which market quotations are readily available shall be valued at the regular trading session’s closing price on the exchange or system in which such securities are principally traded. Securities not traded on the valuation date are priced at the most recent quoted bid price. Non-U.S.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
exchange-traded equity securities prices are based on primary local market quotations. Depending upon local market convention or regulation, the price may represent the last sale price or the mean between the last bid and ask price at the close of the appropriate exchange or at designated times as determined by the appropriate governing body. For countries that allow securities to trade on multiple exchanges (e.g., U.S., Japan, Germany and India), the value of the security will be taken to be the last reported closing price from the security’s primary exchange. Over the Counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Pricing Committee under procedures approved by the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are typically valued using evaluated prices provided by a pricing service provider. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to a Fund.
Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Pricing Committee under procedures approved by the Board. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer.
The Pricing Committee uses independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated as such on the Funds’ Schedule of Investments. Securities with a fair value factor applied are classified as Level 2.
All other assets of a Fund are valued in such manner as the Pricing Committee in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Securities for which market quotations are not readily available or are unreliable are fair valued by the Pricing Committee in accordance with the methodologies approved by such Committee and are classified as Level 3.
Valuation Techniques: The following inputs and techniques may be used by the Funds to value their portfolio holdings and to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.
Equity securities, including securities sold short, rights, warrants, exchange traded funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades. Shares of open end investment companies, other than exchange-traded funds, are valued at their NAV.
An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is generally valued at its last bid price (in the case of short sales, at the ask price).
Listed options are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade. If the settlement price is not available, then listed options will be valued at the last traded price if the last traded price falls between bid/ask spread; and if the last traded price falls outside of the bid/ask spread, then the calculated mean based on bid/ ask prices obtained from the primary exchange will be used.
Futures contracts are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade. If the settlement price is not available, then futures contracts will be valued at the last traded price.
Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last reported settlement price on the date of determination on the exchange that constitutes the principal market or, if the settlement price is not available, generally at the last traded price. For listed options contracts, if the last traded price falls outside the bid/ask spread, then the calculated mean based on bid/ask prices obtained from the primary exchange will be used. Centrally cleared swaps listed or traded on a multilateral trade facility platform are valued on a daily basis using quotations provided by an independent pricing service.
Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on a methodology approved by the Pricing Committee.  This includes certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost (unless conditions indicate otherwise), which approximates fair value.
When observable prices are not available, the Pricing Committee may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. These investments are classified as Level 3 and have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. Within Level 3, the market approach generally is based on the technique of using comparable market transactions/multiples, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Securities for which market quotations are not readily available or are unreliable are fair valued by the Pricing Committee in accordance with the procedures approved by the Board. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While each Fund’s use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the fair valuation procedures may be reviewed or adjusted.
The inputs used by the Pricing Committee in estimating the value of Level 3 investments may include, if applicable, such factors as described in the procedures approved by the Board, including, but not limited to, the original transaction price, recent transactions in the same or similar instruments, completed or pending third party transactions in the underlying investment or comparable issuers, third party broker quotes, deal terms, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Pricing Committee in the absence of market information. Assumptions used by the Pricing Committee due to the lack of observable inputs may significantly impact the fair value of an investment.
Forward contracts are typically classified within Level 2 of the fair value hierarchy. The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
OTC derivatives, including options on forward contracts, put and call options, contracts for differences and swap contracts, are valued by the Pricing Committee on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Fair Valuation Hierarchy: Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open end investment companies).
Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments).
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.
A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.
The Pricing Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Funds had little or no value as of April 30, 2024.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
5. Investment Advisory and Other Agreements
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.
Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets of each Fund, in the annual ratios below.
Morningstar Funds	Ratio
U.S. Equity Fund	0.67%
International Equity Fund	0.83%
Global Income Fund	0.35%
Total Return Bond Fund	0.44%
Municipal Bond Fund	0.44%
Defensive Bond Fund	0.36%
Multisector Bond Fund	0.61%
Global Opportunistic Equity Fund	0.47%
Alternatives Fund	0.85%
Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to subadvisory agreements with the Adviser. The Adviser manages a portion of each Fund which may include securities such as equities, ETFs, mutual funds, money market fund investments and, where applicable, transacting in forward foreign currency contracts.
Beginning September 1, 2023, pursuant to an Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses ("AFFE"), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the following rates, based on each Fund’s average daily net assets.  The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities.  The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the period from September 1, 2023 through April 30, 2024, the Funds’ Adviser waived fees and/or reimbursed expenses pursuant to the Expense Limitation Agreement for each of the Funds as follows:
Morningstar Funds	Expense Cap	Management Fees Waived
U.S. Equity Fund	0.84%	$321,657
International Equity Fund	0.99%	457,396
Global Income Fund	0.73%	47,180
Total Return Bond Fund	0.53%	1,085,888
Municipal Bond Fund	0.58%	183,137
Defensive Bond Fund	0.48%	216,767
Multisector Bond Fund	0.79%	298,726

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Morningstar Funds	Expense Cap	Management Fees Waived
Global Opportunistic Equity Fund	0.84%	$—
Alternatives Fund	1.16%	247,603
Prior to and until August 31, 2023, Morningstar had contractually agreed, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) did not exceed the caps, based on each Fund's average daily net assets, set forth in the table below under “Prior Expense Cap Before Inclusion of AFFE” (the Prior Expense Limitation Agreement). Additionally, Morningstar had also contractually agreed, in addition to the Prior Expense Limitation Agreement, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) through at least August 31, 2023, to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) did not exceed the caps, based on each Fund's average daily net assets, set forth in the table below under “Prior Expense Cap After Inclusion of AFFE” (the Prior Supplemental Expense Limitation Agreement). For the period ended August 31, 2023, the Funds’ Adviser waived fees and/or reimbursed expenses pursuant to the Prior Expense Limitation Agreement and the Prior Supplemental Expense Limitation Agreement for each of the Funds as follows:
Morningstar Funds	Prior Expense Cap Before Inclusion of AFFE (through 8/31/2023)	Fees Waived/ Reimbursed Before Inclusion of AFFE (through 8/31/2023)	Prior Expense Cap After Inclusion of AFFE (through 8/31/2023)	Fees Waived/ Reimbursed After Inclusion of AFFE (through 8/31/2023)
U.S. Equity Fund	0.85%	$78,144	0.85%	$80,040
International Equity Fund	1.00%	236,340	1.00%	47,562
Global Income Fund	0.89%	—	0.75%	—
Total Return Bond Fund	0.53%	555,032	0.54%	10,647
Municipal Bond Fund	0.59%	89,053	0.59%	5,732
Defensive Bond Fund	0.48%	94,060	0.55%	—
Multisector Bond Fund	0.80%	114,885	0.80%	3,018
Global Opportunistic Equity Fund	1.00%	—	0.93%	—
Alternatives Fund	1.29%	68,588	1.20%	97,732
As of April 30, 2024, the Trust has entered into subadvisory agreements with the following entities by Fund:
Morningstar Funds	Subadvisers
U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Wasatch Advisors, LP, d/b/a Wasatch Global Investors
Westwood Management Corp.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Morningstar Funds	Subadvisers
International Equity Fund	Harding Loevner LP Harris Associates L.P. Lazard Asset Management LLC T. Rowe Price Associates, Inc.
Global Income Fund	Cullen Capital Management, LLC Western Asset Management Company, LLC
Total Return Bond Fund	BlackRock Financial Management, Inc. Western Asset Management Company, LLC
Municipal Bond Fund	Allspring Global Investments, LLC T. Rowe Price Associates, Inc.
Defensive Bond Fund	First Pacific Advisors, LP
Multisector Bond Fund	Loomis, Sayles & Company, L.P. TCW Investment Management Company LLC Voya Investment Management Company, LLC
Global Opportunistic Equity Fund	Lazard Asset Management LLC
Alternatives Fund	BlackRock Financial Management, Inc. SSI Investment Management LLC Water Island Capital, LLC
Pursuant to the subadvisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees it receives from the Funds.
The Trust has a fund administration and accounting services agreement with The Northern Trust Company (“Northern Trust”), which provides certain administration accounting, clerical and bookkeeping services, assistance in the preparation and filing of tax returns and reports to shareholders and preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and other regulators. Northern Trust also serves as custodian of each Fund’s securities and cash, and as the Funds' transfer agent and dividend disbursing agent.
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services. Foreside Management Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“FMS”) provides a Principal Financial Officer to the Trust. The Trust has agreed to pay FMS an annual base fee and has agreed to reimburse FMS for certain expenses incurred on behalf of the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or the Funds.
The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess asset-based fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services reflected as "Sub-accounting fees" on the Statement of Operations.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
6. Investment Transactions
During the year ended April 30, 2024, the cost of purchases and the proceeds from sales of investments (excluding in-kind transactions, derivatives and short-term investments) were as follows:
	Purchases		Sales
Morningstar Funds	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short
U.S. Equity Fund	$ —	$ 695,256,569	$ —	$ 820,968,640	$ —	$ —
International Equity Fund	—	237,104,101	—	245,312,136	—	—
Global Income Fund	2,654,552	110,487,078	3,364,698	132,094,924	—	—
Total Return Bond Fund	266,542,812	2,577,385,422	237,763,936	2,553,425,883	404,396,006	408,245,394
Municipal Bond Fund	—	179,866,548	—	177,962,511	—	—
Defensive Bond Fund	—	78,703,326	—	86,980,435	—	—
Multisector Bond Fund	78,117,214	185,981,412	77,997,317	186,942,610	46,722	46,909
Global Opportunistic Equity Fund	—	201,373,391	—	155,588,384	—	—
Alternatives Fund	121,260,818	320,810,771	143,839,407	344,658,035	64,421,735	57,812,585

7. Securities Lending
The Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Global Opportunistic Equity Fund participate in a securities lending program. Under the securities lending program, Northern Trust serves as the Securities Lending Agent (or "Agent") pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”). The Securities Lending Agent provides the following services for the aforementioned Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.
Each Fund will limit lending to be less than one third of the value of its total assets. The Funds’ securities held at the Securities Lending Agent as custodian shall be available to be lent except those securities the Funds specifically identify in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. securities and a value of no less than 105% of the market value for non-U.S. securities. The collateral is maintained thereafter, at a market value equal to not less than

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Notes to Financial Statements (continued)
102% of the current value of the U.S. securities on loan and not less than 105% of the current value of the non-U.S. securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on, or in respect of, the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.
Cash collateral received is invested in a money market fund managed by Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation as disclosed in each Fund’s Schedule of Investments and reflected on the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is held by the Securities Lending Agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The securities lending income earned by the Funds is disclosed on the Statement of Operations.
The following is a summary of the Funds' securities on loan and related cash and non-cash collateral received as of April 30, 2024:
Morningstar Funds	Market Value of Securities on Loan	Cash Collateral Received*	Non-Cash Collateral Received*	Total Collateral Received
U.S. Equity Fund	$ 50,331,801	$12,764,842	$ 39,558,227	$ 52,323,069
International Equity Fund	7,622,078	6,744,839	1,304,297	8,049,136
Global Income Fund	5,224,067	5,081,368	234,437	5,315,805
Total Return Bond Fund	16,299,526	9,620,383	7,234,483	16,854,866
Defensive Bond Fund	2,314,692	—	2,387,206	2,387,206
Global Opportunistic Equity Fund	51,570,348	52,073,069	1,473,804	53,546,873

* There are no restrictions or maturity dates on the cash collateral received from borrower. The non-cash collateral received consists of U.S. Government securities which cannot be sold or repledged, and accordingly are not reflected in the Portfolio of Investments. The remaining contractual maturity of non-cash collateral received are as follows:
Morningstar Funds	Up to 30 Days	30-90 Days	Over 90 Days	Total Non-Cash Collateral Received
U.S. Equity Fund	$ 142,228	$ 72,933	$ 39,343,066	$ 39,558,227
International Equity Fund	1,345	2,040	1,300,912	1,304,297
Global Income Fund	573	1,856	232,008	234,437
Total Return Bond Fund	98,246	712,656	6,423,581	7,234,483
Defensive Bond Fund	—	35,172	2,352,034	2,387,206

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Notes to Financial Statements (continued)
* There are no restrictions or maturity dates on the cash collateral received from borrower. The non-cash collateral received consists of U.S. Government securities which cannot be sold or repledged, and accordingly are not reflected in the Portfolio of Investments. The remaining contractual maturity of non-cash collateral received are as follows:
Morningstar Funds	Up to 30 Days	30-90 Days	Over 90 Days	Total Non-Cash Collateral Received
Global Opportunistic Equity Fund	$8,770	$2,521	$1,462,513	$1,473,804

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss. To mitigate borrower default risk, the Funds benefit from a borrower default indemnity provided by the Securities Lending Agent. The Securities Lending Agent’s indemnity allows for full replacement of securities lent wherein the Agent will purchase the unreturned loaned securities on the open market applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, the Securities Lending Agent will purchase the unreturned loan securities at the Agent’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.
Due to the absence of a master netting agreement related to the Funds' participation in securities lending, no offsetting disclosure has been made on behalf of the Funds.
8. Financial Derivative Instruments
Certain Funds may transact in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective.  The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.
Forward Foreign Currency Contracts: A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.
At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to

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Notes to Financial Statements (continued)
forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a commodity pool operator with respect to that Fund.
The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and presented as gross unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations.

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Notes to Financial Statements (continued)
Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.
Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If MIM or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.
When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant ("FCM") an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if MIM’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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Notes to Financial Statements (continued)
The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.
Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Futures contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in

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Notes to Financial Statements (continued)
unrealized appreciation (depreciation) on futures contracts. As of April 30, 2024, the Morningstar Global Income Fund, the Morningstar Total Return Bond Fund, the Morningstar Multisector Bond Fund and the Morningstar Alternatives Fund pledged cash to cover margin requirements for open futures positions in an amount of $879,635, $713,098, $133,572 and $483,809, respectively, which is the net of amounts included in Due to/from Broker on the Statements of Assets and Liabilities.
Options on Futures Contracts: Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument.
The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM.
A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.
Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

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Notes to Financial Statements (continued)
As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.
If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

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Notes to Financial Statements (continued)
Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment adviser is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the investment adviser did not employ such strategies.
Options on Interest-Rate Swaps: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest-rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.
Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.
Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

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Notes to Financial Statements (continued)
When a Fund purchases an option on a swap, an amount equal to the premium paid by the Fund is recorded as an Investment on the Schedules of Investments, the value of which is marked-to-market daily based upon quotations from market makers to reflect its current market value. If the option on a swap expires, a Fund realizes a loss equal to the amount of the premium paid. Changes in the value of an option on a swap are reported as unrealized gains or losses.
Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Operations.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedules of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate, inflation index and total return swaps contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.
Credit Default Swaps: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation. As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default swap contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Operations.
The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.
Each Fund's risk of loss associated with these instruments may exceed their fair value, as recorded in the Schedules of Investments. Credit default swap contracts outstanding, including their respective notional amounts at year end, if any, are listed within each Fund’s Schedule of Investments.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Contracts for Differences: The Morningstar Alternatives Fund may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow the Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, the Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by the Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
Master Netting Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.
As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.
Master Repurchase Agreements govern repurchase agreements, borrowed bond agreements and reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and counterparty under a Master Repurchase Agreement are permitted to sell, repledge, or use the collateral associated with the transaction.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights,

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.
Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statements of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in a Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.
Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by a Fund and the applicable counterparty, or as permitted by the clearing house or exchange.
Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in non-affiliates, at value (securities) or in Due from broker (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.
Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in each Fund's Schedule of Investments. Collateral received is reflected as a liability within Due to broker in the Statements of Assets and Liabilities.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effects of such derivative instruments on the Funds' financial position and financial performance for the year ended April 30, 2024 are as follows:
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar Global Income Fund
Credit risk	$ —	$ 4,899	$ —	$ —	$ 4,899	$ —	$ 6,137	$ —	$ —	$ 6,137
Foreign exchange rate risk	—	—	23,056	4,986	28,042	—	—	51,753	1,111	52,864
Interest rate risk	55,837	—	—	—	55,837	784,445	95,148	—	—	879,593
Total	55,837	4,899	23,056	4,986	88,778	784,445	101,285	51,753	1,111	938,594
Netting positions	(55,837)	(4,899)	(23,056)	(1,111)	(84,903)	(55,837)	(4,899)	(23,056)	(1,111)	(84,903)
Net Fair Value of Derivative Contracts	$ —	$ —	$ —	$ 3,875	$ 3,875	$ 728,608	$ 96,386	$ 28,697	$ —	$ 853,691
Morningstar Total Return Bond Fund
Credit risk	$ —	$ 892,836	$ —	$ —	$ 892,836	$ —	$ 75,764	$ —	$ —	$ 75,764
Foreign exchange rate risk	—	—	433,077	118,777	551,854	—	—	262,923	8,474	271,397
Interest rate risk	321,509	2,262,048	—	784,317	3,367,874	2,799,117	11,458	—	324,211	3,134,786
Total	321,509	3,154,884	433,077	903,094	4,812,564	2,799,117	87,222	262,923	332,685	3,481,947
Netting positions	(321,509)	(87,222)	(262,923)	(332,685)	(1,004,339)	(321,509)	(87,222)	(262,923)	(332,685)	(1,004,339)
Net Fair Value of Derivative Contracts	$ —	$ 3,067,662	$ 170,154	$ 570,409	$ 3,808,225	$2,477,608	$ —	$ —	$ —	$ 2,477,608
Morningstar Multisector Bond Fund
Foreign exchange rate risk	$ —	$ —	$ 233,060	$ 28,651	$ 261,711	$ —	$ —	$ 200,655	$ 6,920	$ 207,575
Interest rate risk	217,290	—	—	—	217,290	99,278	—	—	—	99,278
Total	217,290	—	233,060	28,651	479,001	99,278	—	200,655	6,920	306,853
Netting positions	(99,278)	—	(200,655)	(6,920)	(306,853)	(99,278)	—	(200,655)	(6,920)	(306,853)
Net Fair Value of Derivative Contracts	$ 118,012	$ —	$ 32,405	$ 21,731	$ 172,148	$ —	$ —	$ —	$ —	$ —
Morningstar Alternatives Fund
Credit risk	$ —	$ —	$ —	$ —	$ —	$ —	$ 105,885	$ —	$ —	$ 105,885
Equity risk	—	44,821,743	—	82,800	44,904,543	—	42,198,037	—	—	42,198,037
Foreign exchange rate risk	—	—	667,253	8,786	676,039	—	—	560,922	—	560,922

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar Alternatives Fund (continued)
Interest rate risk	$ 610,493	$ —	$ —	$ —	$ 610,493	$ 649,875	$ —	$ —	$—	$ 649,875
Total	610,493	44,821,743	667,253	91,586	46,191,075	649,875	42,303,922	560,922	—	43,514,719
Netting positions	(610,493)	(42,303,922)	(560,922)	—	(43,475,337)	(610,493)	(42,303,922)	(560,922)	—	(43,475,337)
Net Fair Value of Derivative Contracts	$ —	$ 2,517,821	$ 106,331	$91,586	$ 2,715,738	$ 39,382	$ —	$ —	$—	$ 39,382

[1]	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table indicates the effects of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended April 30, 2024:
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Morningstar International Equity Fund
Foreign exchange rate risk	$ —	$ —	$ 224,852	$ —	$ 224,852	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ 224,852	$ —	$ 224,852	$ —	$ —	$ —	$ —	$ —
Morningstar Global Income Fund
Credit risk	$ —	$ (11,856)	$ —	$ (1)	$ (11,857)	$ —	$ (673)	$ —	$ —	$ (673)
Foreign exchange rate risk	—	—	62,661	(76,165)	(13,504)	—	—	42,292	(19,405)	22,887
Interest rate risk	(2,142,707)	278,780	—	(17,845)	(1,881,772)	(1,346,482)	(181,468)	—	(5,980)	(1,533,930)
Total	$(2,142,707)	$ 266,924	$ 62,661	$ (94,011)	$ (1,907,133)	$(1,346,482)	$ (182,141)	$ 42,292	$(25,385)	$(1,511,716)
Morningstar Total Return Bond Fund
Credit risk	$ —	$ 1,087,342	$ —	$ —	$ 1,087,342	$ —	$ (315,259)	$ —	$ —	$ (315,259)
Equity risk	—	(82,060)	—	—	(82,060)	—	—	—	—	—
Foreign exchange rate risk	—	—	(282,340)	(176,989)	(459,329)	—	—	217,411	24,076	241,487
Interest rate risk	(8,733,437)	(1,100,225)	—	(1,338,573)	(11,172,235)	(2,090,542)	2,475,479	—	(52,453)	332,484
Total	$(8,733,437)	$ (94,943)	$(282,340)	$(1,515,562)	$(10,626,282)	$(2,090,542)	$2,160,220	$217,411	$(28,377)	$ 258,712
Morningstar Multisector Bond Fund
Credit risk	$ —	$ 56,848	$ —	$ —	$ 56,848	$ —	$ —	$ —	$ —	$ —

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Foreign exchange rate risk	$ —	$ —	$(129,226)	$ (77,056)	$ (206,282)	$ —	$ —	$ 9,268	$ 3,961	$ 13,229
Interest rate risk	218,800	—	—	—	218,800	148,991	—	—	—	148,991
Total	$ 218,800	$ 56,848	$(129,226)	$ (77,056)	$ 69,366	$148,991	$ —	$ 9,268	$ 3,961	$ 162,220
Morningstar Global Opportunistic Equity Fund
Foreign exchange rate risk	$ —	$ —	$ 180,124	$ —	$ 180,124	$ —	$ —	$ 40,310	$ —	$ 40,310
Total	$ —	$ —	$ 180,124	$ —	$ 180,124	$ —	$ —	$ 40,310	$ —	$ 40,310
Morningstar Alternatives Fund
Credit risk	$ —	$ (51,827)	$ —	$ —	$ (51,827)	$ —	$ 80,861	$ —	$ —	$ 80,861
Equity risk	1,016,782	2,335,766	—	(454,581)	2,897,967	—	362,046	—	163,472	525,518
Foreign exchange rate risk	—	—	(143,365)	2,725	(140,640)	—	—	258,748	4,361	263,109
Inflation risk	—	7,736	—	—	7,736	—	(2,449)	—	—	(2,449)
Interest rate risk	—	(68,743)	—	—	(68,743)	905,526	111,480	—	—	1,017,006
Total	$1,016,782	$2,222,932	$(143,365)	$(451,856)	$2,644,493	$905,526	$551,938	$258,748	$167,833	$1,884,045
The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2024.
Morningstar Global Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 23,056	$ 51,753
Futures contracts	55,837	784,445
Interest rate swap contracts*	—	95,148
Credit default swap contracts*	4,899	6,137
Purchased options	4,986	—
Written options	—	1,111
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 88,778	$ 938,594
Less: Derivatives not subject to MNA or similar agreements	(60,736)	(841,753)
Total gross amount of derivatives subject to MNA or similar agreement	$ 28,042	$ 96,841

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
BNP Paribas	$61	$(61)	$—	$—	$—

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Morningstar Global Income Fund  (continued)
Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Citibank	$11,816	(10,624)	$1,192	$—	$1,192
Goldman Sachs	2,287	(2,266)	21	—	21
JPMorgan Chase	8,605	(8,605)	—	—	—
Morgan Stanley	5,273	(5,273)	—	—	—
Total	$28,042	$(26,829)	$1,213	$—	$1,213

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
BNP Paribas	$ (6,989)	$ 61	$ (6,928)	$ —	$ (6,928)
Citibank	(10,624)	10,624	—	—	—
Goldman Sachs	(2,266)	2,266	—	—	—
JPMorgan Chase(a)	(51,466)	8,605	(42,861)	42,861	—
Morgan Stanley	(25,496)	5,273	(20,223)	—	(20,223)
Total	$(96,841)	$26,829	$(70,012)	$42,861	$(27,151)

(a)	Actual amount of collateral pledged by the Fund to JPMorgan Chase exceeded the net amount before collateral and is included in Due from broker in the Statements of Assets and Liabilities.

Morningstar Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 433,077	$ 262,923
Futures contracts	321,509	2,799,117
Interest rate swap contracts*	2,262,048	11,458
Credit default swap contracts*	892,836	75,764
Purchased options	290,149	—
Purchased swaptions	612,945	—
Written options	—	129,728
Written swaptions	—	202,957
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 4,812,564	$ 3,481,947
Less: Derivatives not subject to MNA or similar agreements	(3,612,158)	(2,951,041)
Total gross amount of derivatives subject to MNA or similar agreement	$ 1,200,406	$ 530,906

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ 93,416	$(11,948)	$81,468	$ —	$81,468
Barclays (a)	132,676	(45,648)	87,028	(87,028)	—
BNP Paribas	17,627	(17,627)	—	—	—
Citibank	55,240	(20,548)	34,692	—	34,692

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Morningstar Total Return Bond Fund  (continued)
Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Deutsche Bank	$ 6,435	$ (4,943)	$ 1,492	$ —	$ 1,492
Goldman Sachs(a)	549,018	(317,428)	231,590	(231,590)	—
HSBC	7,296	(7,296)	—	—	—
JPMorgan Chase	7,646	(7,646)	—	—	—
Morgan Stanley(b)	167,370	(6,667)	160,703	(20,000)	140,703
Nomura	501	(501)	—	—	—
RBS	41,122	(126)	40,996	—	40,996
Standard Chartered Bank	2,797	(678)	2,119	—	2,119
State Street	2,001	(2,001)	—	—	—
Toronto—Dominion Bank	60,159	(469)	59,690	—	59,690
UBS (b)	57,102	(387)	56,715	(10,000)	46,715
Total	$1,200,406	$(443,913)	$756,493	$(348,618)	$407,875

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (11,948)	$ 11,948	$ —	$—	$ —
Barclays	(45,648)	45,648	—	—	—
BNP Paribas	(46,001)	17,627	(28,374)	—	(28,374)
Citibank	(20,548)	20,548	—	—	—
Deutsche Bank	(4,943)	4,943	—	—	—
Goldman Sachs	(317,428)	317,428	—	—	—
HSBC	(10,422)	7,296	(3,126)	—	(3,126)
JPMorgan Chase	(8,864)	7,646	(1,218)	—	(1,218)
Morgan Stanley	(6,667)	6,667	—	—	—
Nomura	(46,629)	501	(46,128)	—	(46,128)
RBS	(126)	126	—	—	—
Standard Chartered Bank	(678)	678	—	—	—
State Street	(10,148)	2,001	(8,147)	—	(8,147)
Toronto—Dominion Bank	(469)	469	—	—	—
UBS	(387)	387	—	—	—
Total	$(530,906)	$443,913	$(86,993)	$—	$(86,993)

(a)	Actual amount of collateral received from Barclays and Goldman Sachs exceeded the net amount before collateral and is included in Due to broker in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral received from Morgan Stanley and UBS is included in Due to broker in the Statements of Assets and Liabilities.
Morningstar Multisector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$233,060	$200,655
Futures contracts	217,290	99,278
Purchased options	28,651	—

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Morningstar Multisector Bond Fund  (continued)
Derivative Financial Instruments:	Assets	Liabilities
Written options	—	6,920
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 479,001	$306,853
Less: Derivatives not subject to MNA or similar agreements	(217,290)	(99,278)
Total gross amount of derivatives subject to MNA or similar agreement	$ 261,711	$207,575

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ 16,657	$ (16,657)	$ —	$—	$ —
Barclays	42,628	(6,920)	35,708	—	35,708
BNP Paribas	36,854	(27,785)	9,069	—	9,069
Citibank	3,887	—	3,887	—	3,887
Deutsche Bank	19,002	—	19,002	—	19,002
Goldman Sachs	8,596	—	8,596	—	8,596
JPMorgan Chase	80,053	(75,792)	4,261	—	4,261
Morgan Stanley	54,034	(9,765)	44,269	—	44,269
Total	$261,711	$(136,919)	$124,792	$—	$124,792

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ (58,667)	$ 16,657	$(42,010)	$42,010	$ —
Barclays	(6,920)	6,920	—	—	—
Barings	(18,154)	—	(18,154)	—	(18,154)
BNP Paribas	(27,785)	27,785	—	—	—
ING	(10,492)	—	(10,492)	—	(10,492)
JPMorgan Chase	(75,792)	75,792	—	—	—
Morgan Stanley	(9,765)	9,765	—	—	—
Total	$(207,575)	$136,919	$(70,656)	$42,010	$(28,646)

(a)	Actual amount of collateral pledged by the Fund to Bank of America exceeded the net amount before collateral and is included in Due from broker in the Statements of Assets and Liabilities.

Morningstar Alternatives Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 667,253	$ 560,922
Futures contracts	610,493	649,875
Contracts for difference*	44,821,743	42,198,037
Credit default swap contracts*	—	105,885
Purchased options	91,586	—
Total gross amount of derivatives in the Statement of Assets and Liabilities	$46,191,075	$43,514,719

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Derivative Financial Instruments:	Assets	Liabilities
Less: Derivatives not subject to MNA or similar agreements	(693,293)	(755,760)
Total gross amount of derivatives subject to MNA or similar agreement	$45,497,782	$42,758,959

*	The values of contracts for differences and swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ 43,746	$ (21,706)	$ 22,040	$ (22,040)	$ —
Barclays	17,389,003	(17,389,003)	—	—	—
Citibank	20,274	(20,274)	—	—	—
Deutsche Bank	109,874	(105,514)	4,360	—	4,360
Goldman Sachs(b)	17,174,879	(16,032,110)	1,142,769	(260,000)	882,769
JPMorgan Chase	10,457,062	(8,569,733)	1,887,329	—	1,887,329
Morgan Stanley	302,263	(134,773)	167,490	—	167,490
Royal Bank Of Canada	681	—	681	—	681
Total	$45,497,782	$(42,273,113)	$3,224,669	$(282,040)	$2,942,629

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (21,706)	$ 21,706	$ —	$ —	$ —
Barclays (b)	(17,814,309)	17,389,003	(425,306)	200,000	(225,306)
Citibank	(80,814)	20,274	(60,540)	—	(60,540)
Deutsche Bank	(105,514)	105,514	—	—	—
Goldman Sachs	(16,032,110)	16,032,110	—	—	—
JPMorgan Chase	(8,569,733)	8,569,733	—	—	—
Morgan Stanley	(134,773)	134,773	—	—	—
Total	$(42,758,959)	$42,273,113	$(485,846)	$200,000	$(285,846)

(a)	Actual amount of collateral received from Bank of America exceeded the net amount before collateral and is included in Due to broker in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral received from Goldman Sachs and Barclays is included in Due to broker and Due from broker, respectively, in the Statements of Assets and Liabilities.
For the year ended April 30, 2024, the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Futures Contracts:
Average Notional Balance - Long	$58,968,697	$234,460,832	$5,857,205	$—	$45,175,661
Average Notional Balance - Short	6,786,166	117,610,955	5,088,453	—	32,725,597
Ending Notional Balance - Long	41,397,230	207,683,495	6,942,594	—	28,141,712

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Futures Contracts: (continued)
Ending Notional Balance - Short	$ 2,538,213	$ 33,230,552	$ 6,069,219	$ —	$23,762,324
Forward Foreign Currency Exchange Contracts:
Average Settlement Value - Purchased	3,288,914	11,304,852	6,193,124	96,434	24,995,436
Average Settlement Value - Sold	4,264,440	7,748,319	10,112,640	37,003	18,712,971
Ending Settlement Value - Purchased	3,981,264	20,657,643	11,381,467	—	31,832,710
Ending Settlement Value - Sold	4,518,514	13,362,787	12,076,240	—	27,155,888
Contracts for Difference:
Average Notional Balance - Long	—	—	—	—	858,695
Average Notional Balance - Short	—	—	—	—	874,408
Ending Notional Balance - Long	—	—	—	—	736,382
Ending Notional Balance - Short	—	—	—	—	756,080
Total Return Swaps:
Average Notional Balance - Pays Fixed Rate	703	—	—	—	—
Ending Notional Balance - Pays Fixed Rate	2,810	—	—	—	—
Inflation Swaps:
Average Notional Balance - Pays Fixed Rate	—	1,802,000	—	—	—
Average Notional Balance - Receives Fixed Rate	—	1,918,250	—	—	—
Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	1,583,250	1,626,896,995	—	—	—
Average Notional Balance - Receives Fixed Rate	30,723,736	527,108,816	—	—	—
Ending Notional Balance - Pays Fixed Rate	—	1,091,052,256	—	—	—
Ending Notional Balance - Receives Fixed Rate	31,827,982	755,309,530	—	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	14,825	2,202,400	225,000	—	2,377,500

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Credit Default Swaps (continued):
Average Notional Balance - Sell Protection	$ 14,825	$ 24,857,754	$ 278,750	$—	$ 730,125
Ending Notional Balance - Buy Protection	59,300	2,917,478	—	—	1,620,000
Ending Notional Balance - Sell Protection	59,300	24,803,325	—	—	—
Options:
Average Notional Balance - Purchased	3,006,094	184,519,259	1,670,360	—	1,468,017
Average Notional Balance - Written	208,389	198,737,251	1,328,962	—	27,252
Ending Notional Balance - Purchased	509,666	65,895,555	2,579,439	—	1,680,030
Ending Notional Balance - Written	313,555	78,890,081	2,653,846	—	—
Swaptions:
Average Notional Balance - Purchased	431,250	120,278,768	—	—	—
Average Notional Balance - Written	2,156,000	156,765,102	—	—	—
Ending Notional Balance - Purchased	—	154,038,952	—	—	—
Ending Notional Balance - Written	—	196,994,328	—	—	—
9. Federal Income Tax Matters
As of April 30, 2024, the cost and related aggregate gross and net unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:
Morningstar Funds	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Equity Fund	$1,308,612,918	$348,965,523	$(45,567,236)	$303,398,287
International Equity Fund	790,865,636	102,569,947	(81,142,213)	21,427,734
Global Income Fund	196,269,349	9,718,832	(8,665,428)	1,053,404
Total Return Bond Fund	928,072,505	5,157,216	(66,790,437)	(61,633,221)
Municipal Bond Fund	343,950,535	1,082,250	(14,734,403)	(13,652,153)
Defensive Bond Fund	132,468,551	920,567	(3,690,646)	(2,770,079)
Multisector Bond Fund	180,417,892	2,728,904	(11,023,596)	(8,294,692)
Global Opportunistic Equity Fund	327,534,944	31,070,306	(9,436,709)	21,633,597
Alternatives Fund	211,241,713	9,900,739	(16,224,367)	(6,323,628)

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on credit default swaps, contracts for difference, futures contracts, foreign exchange contracts, passive foreign investment companies (“PFICs”), 305(c) deemed dividends, straddle loss deferrals, investment in interest only ("IO") securities and contingent payment debt instruments ("CPDIs"), and timing of income recognition from Real Estate Investment Trusts (“REITs”).
As of April 30, 2024, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:
Morningstar Funds	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings
U.S. Equity Fund	$ —	$10,027,243	$ 68,098,135	$303,386,433	$ 381,511,811
International Equity Fund	—	13,258,190	(2,879,705)	21,284,349	31,662,834
Global Income Fund	—	1,735,882	(25,043,773)	1,043,772	(22,264,119)
Total Return Bond Fund	—	678,737	(118,301,911)	(61,657,348)	(179,280,522)
Municipal Bond Fund	196,891	—	(9,677,270)	(13,652,153)	(23,132,532)
Defensive Bond Fund	—	61,416	(7,168,106)	(2,770,079)	(9,876,769)
Multisector Bond Fund	—	20,477	(25,306,210)	(8,332,750)	(33,618,483)
Global Opportunistic Equity Fund	—	2,353,531	3,732,251	21,606,946	27,692,728
Alternatives Fund	—	2,194,922	(5,877,101)	(6,324,873)	(10,007,052)
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At April 30, 2024, the following reclassification was recorded:
Morningstar Funds	Accumulated Distributable Earnings (Losses)	Paid-in Capital
International Equity Fund	$(50,479)	$50,479
Total Return Bond Fund	12	(12)

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
The tax character of distributions paid during the fiscal year ended April 30, 2024 were as follows:
	Fiscal Year Ended April 30, 2024
Morningstar Funds	Tax-Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid
U.S. Equity Fund	$ —	$23,462,336	$41,751,458	$65,213,794
International Equity Fund	—	18,789,554	—	18,789,554
Global Income Fund	—	12,554,100	—	12,554,100
Total Return Bond Fund	—	30,053,999	—	30,053,999
Municipal Bond Fund	9,291,963	460,441	—	9,752,404
Defensive Bond Fund	—	5,698,959	—	5,698,959
Multisector Bond Fund	—	10,383,805	—	10,383,805
Global Opportunistic Equity Fund	—	6,731,199	937,418	7,668,617
Alternatives Fund	—	8,664,487	—	8,664,487
The tax character of distributions paid during the fiscal year ended April 30, 2023 were as follows:
	Fiscal Year Ended April 30, 2023
Morningstar Funds	Tax Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid
U.S. Equity Fund	$ —	$18,811,662	$103,557,071	$122,368,733
International Equity Fund	—	14,561,814	13,660,294	28,222,108
Global Income Fund	—	11,680,371	7,672,134	19,352,505
Total Return Bond Fund	—	22,207,988	—	22,207,988
Municipal Bond Fund	7,795,775	233,504	—	8,029,279
Defensive Bond Fund	—	3,670,466	—	3,670,466
Multisector Bond Fund	—	4,767,479	—	4,767,479
Global Opportunistic Equity Fund	—	4,269,209	1,582,642	5,851,851
Alternatives Fund	—	11,324,569	193,123	11,517,692
Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.
At April 30, 2024, the capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:
	Fiscal Year Ended April 30, 2024
Morningstar Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity Fund	$ 2,879,705	$ —
Global Income Fund	13,967,875	11,075,898
Total Return Bond Fund	46,571,494	71,730,417
Municipal Bond Fund	1,009,902	8,667,368
Defensive Bond Fund	615,801	6,552,305
Multisector Bond Fund	15,153,574	10,152,636
Alternatives Fund	—	5,877,101

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
During the fiscal year ended April 30, 2024, the following Fund utilized capital loss carry forwards as follows:
Morningstar Funds
International Equity Fund	6,699,872
10. Principal Risks and Concentrations
Absolute Return Strategy Risk: In seeking low sensitivity to traditional U.S. asset classes, the Alternatives Fund uses an absolute return strategy and a benchmark index of cash-like instruments. Unlike most equity funds, the Fund should not be expected to benefit from broad equity market returns, and unlike traditional bond funds, it may not generate current income or benefit when interest rates decline.
Active Management Risk: The Funds are actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Funds' performance depends heavily on Morningstar’s skill and judgments around allocating assets to subadvisers, open- and closed-end investment companies, ETFs and individual securities and each subadviser’s skill in selecting securities and executing its strategy. A Fund could experience losses if these judgments prove to be incorrect.
Asian Market Risk: Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which a Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject a Fund to a higher degree of risk.
Asset Allocation Risk: In an attempt to invest in areas that look most attractive on a valuation basis, the Funds may favor asset classes or market segments that cause the Funds to underperform their benchmarks.
Call Risk: During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing a Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Cash/Cash Equivalents Risk: In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
China Market Risk: To the extent certain Funds invest in securities of companies located in or operating in China, those companies may be subject to decisions made by the Chinese government including through monetary policy and currency exchange rates. Heightened trade tensions or political disputes may disrupt supply chains or adversely impact revenues of companies selling to or within China. Actions outside of the Funds' control may result in the Funds' inability to buy/sell securities listed on Chinese exchanges. For securities of companies located in or operating in China, difficulties may arise in the Public Company

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Accounting Oversight Board’s (“PCAOB’s”) ability to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, which may impose significant additional risks associated with investments in China.
Collateralized Debt Obligations (CDOs) Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by a Fund as illiquid investments.
Communications Sector Risk: Companies in the communications sector may be affected by competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and fluctuating demand due to changing consumer tastes and interests.
Consumer Discretionary Sector Risk: Companies in the consumer discretionary sector may be affected by the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly impacted by social trends and marketing campaigns.
Consumer Staples Sector Risk: The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of consumer goods and services whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food, beverages and tobacco; producers of non-durable household goods and personal products; and distributors and retailers of consumer staples products, including food & drug retailing companies. These companies may be adversely impacted by changes in domestic and global economic conditions, natural and man-made disasters, epidemics and pandemics, war, terrorism, political, social or labor unrest, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials. Supply chain disruptions may negatively impact these companies as well.
Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result a loss of value in such securities. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, such as an adverse event, the security could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock may have declined, perhaps substantially, and may continue to decline. Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen our standing in a bankruptcy proceeding. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the issuer’s equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.
Convertible Securities Risk: Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Covenant Lite Loans Risk: A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.
Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
Currency Risk: Because certain Funds may invest in securities of non-U.S. issuers, changes in currency exchange rates (including in the markets in which such non-U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Cybersecurity Risk: A Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Energy Sector Risk: Companies in the energy sector may be affected by worldwide energy prices, exploration production spending, changes in exchange rates, government regulation, world events, depletion of resources, natural disasters and economic conditions. Companies in the energy sector are subject to the market, economic and political risks of the countries where they are located or do business.
European Market Risk: Adverse economic and political events in Europe may cause the Funds' investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, recessions in an EU member country, the departure of a member state from the EU, and war in or around the European region may have a significant adverse effect on the economies of other EU member countries.
Financials Sector Risk: Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Floating-Rate Notes Risk: Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.
Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.
Health Care Sector Risk: The profitability of companies in the health care sector may be affected by government regulations, limited product lines, and product liability claims. Many health care companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and ultimately unsuccessful.
High-Yield Risk: High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. Changes in general economic conditions, changes in the financial condition of the issuer, and changes in interest rates may adversely impact the value of high-yield securities.
Indexed and Inverse Securities Risk: Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. A Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Industrials Sector Risk: Companies in the industrials sector may be affected by changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Interest-Rate Risk: The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. A Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Investment Company/ETF Risk: An investment company, including an open or closed-end mutual fund or ETF, in which a Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. A Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for a Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the NAV of the ETF; at times, this premium or discount could be significant.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Loan Risk: Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to a Fund upon sale of the loan. As a result, a Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates. If a Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by a Fund may not be considered “securities” under the federal securities laws and therefore a Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws.
Long/Short Strategy Risk: While the Alternatives Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Market Risk: The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Master Limited Partnership (MLP) Risk: MLPs are subject to, among other risks, cash flow risks, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.
Merger Arbitrage Risk: Investments in companies that are the subject of a publicly-announced transaction carry the risk the transaction is renegotiated, takes longer to complete than originally planned and that the transaction is never completed. Any such event could cause a Fund to incur a loss. In the case of an investment in a potential target company, if the proposed transaction appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security will usually decline sharply, resulting in a loss to a Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. During periods of market stress, the

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
availability of transactions of the type in which a Fund invests may be significantly limited. In certain circumstances, a sub-adviser may engage in litigation related to the appraisal of securities held by a Fund to maximize value for Fund shareholders in connection with its merger arbitrage strategy.
Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk: When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
Multimanager and Subadviser Selection Risk: To a significant extent, a Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Municipal Focus Risk: Certain Funds may be more sensitive to adverse economic, business or political developments if a substantial portion of its assets are invested in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as medical, education, health care, housing, utilities or transportation). A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project may impact projects in similar segments, thereby increasing the risk of loss to a Fund.
Municipal Securities Risk: The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
Portfolio Turnover Risk: Certain Funds may engage in active and frequent trading of their portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark-ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Preferred Stock Risk: Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Private Placements Risk: Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.
Quantitative Models Risk: Morningstar may utilize quantitative models in managing all or a portion of a Fund. Such quantitative models may not perform as expected and may cause a Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. These issues could negatively impact investment returns. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable a Fund to achieve its objective.
REITs and Other Real Estate Companies Risk: REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Risks of Investing in Latin American Issuers: The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of a Fund’s investments.
Short Sales Risk: Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sales are highly speculative and may subject the Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely. Short sales also create leverage which increases the Fund’s exposure to the market.
Smaller Companies Risk: The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sovereign Debt Securities Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Supranational Entities Risk: A Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Technology Sector Risk: Securities issued by technology companies have historically been volatile due to the rapid pace of product change and development within the sector. Technology companies are subject to intense competition, rapid obsolescence of their products or lack of commercial success, issues with obtaining financing or regulatory approvals, product incompatibility, delays in or cancellation of the release of anticipated products, and high required corporate capital expenditure for research and development of new products. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments, and changes in consumer preferences or investor perception of a company and/or its products or services. Technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company’s profitability. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
U.S. Government Securities Risk: U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which a Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
When-Issued and Delayed Delivery Securities Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
11. Principal Ownership
As of April 30, 2024, the Funds had omnibus accounts owning more than 5% of the total Institutional shares outstanding of each Fund as follows:
Morningstar Funds	Number of Shareholders	% Ownership[1]
U.S. Equity Fund	4	99%
International Equity Fund	4	99%
Global Income Fund	4	99%
Total Return Bond Fund	4	99%
Municipal Bond Fund	4	99%
Defensive Bond Fund	3	96%
Multisector Bond Fund	4	99%
Global Opportunistic Equity Fund	4	99%
Alternatives Fund	3	95%

[1]Includes omnibus positions of broker-dealers representing numerous shareholder accounts.
Investment activities of these shareholders may have a material effect on the Funds.
12. Line of Credit
The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount of 1.25% above the Federal Funds rate. In addition, an administration fee of $10,000 is payable annually and allocated among the Funds based on net assets.
During the year ended April 30, 2024, the Funds made no borrowings against the line of credit.

Morningstar Funds Trust    April 30, 2024

Notes to Financial Statements (continued)
13. Subsequent Events
Management has evaluated subsequent events for the Funds through the date this report was issued and has concluded that no subsequent events occurred which required recognition or disclosure.

Morningstar Funds Trust    April 30, 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Morningstar Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (the “Trust”) (comprising Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Global Opportunistic Equity Fund, and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Trust’s auditor since 2018.
Chicago, Illinois
June 27, 2024

Morningstar Funds Trust    April 30, 2024

Fund Expenses (unaudited)
As a shareholder of a series within Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 1, 2023, through April 30, 2024.
Actual Expenses
The three columns for each Fund in the table under the "Actual" heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The last three columns for each Fund in the table under the "Hypothetical (5% return)" heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar U.S. Equity Fund	0.84%	$1,000.00	$1,203.60	$4.60	$1,000.00	$1,020.69	$4.22
Morningstar International Equity Fund	0.99	1,000.00	1,139.80	5.27	1,000.00	1,019.94	4.97
Morningstar Global Income Fund	0.74	1,000.00	1,114.50	3.89	1,000.00	1,021.18	3.72
Morningstar Total Return Bond Fund	0.53	1,000.00	1,051.90	2.70	1,000.00	1,022.23	2.66
Morningstar Municipal Bond Fund	0.58	1,000.00	1,065.00	2.98	1,000.00	1,021.98	2.92

Morningstar Funds Trust    April 30, 2024

Fund Expenses (unaudited) (continued)
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$1,036.30	$2.43	$1,000.00	$1,022.48	$2.41
Morningstar Multisector Bond Fund	0.79	1,000.00	1,082.20	4.09	1,000.00	1,020.93	3.97
Morningstar Global Opportunistic Equity Fund	0.76	1,000.00	1,156.70	4.08	1,000.00	1,021.08	3.82
Morningstar Alternatives Fund	1.16	1,000.00	1,056.40	5.93	1,000.00	1,019.10	5.82

*	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by [182/366] (to reflect the one-half year period).

Morningstar Funds Trust    April 30, 2024

Tax Information (unaudited)
LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal year ended April 30, 2024:
Morningstar Funds	Long-Term Capital Gain
U.S. Equity Fund	$68,098,135
Global Opportunistic Equity Fund	3,732,251
CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended April 30, 2024, for the following Funds qualifies for the dividends-received deduction for corporate shareholders:
Morningstar Funds	Corporate DRD Percentage (%)
U.S. Equity Fund	49
International Equity Fund	1
Global Income Fund	7
Defensive Bond Fund	3
Multisector Bond Fund	—*
Global Opportunistic Equity Fund	19
Alternatives Fund	8
* Amount rounds to less than 0.5%
QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended April 30, 2024, are designated as “qualified dividend income”, as defined in the Act:
Morningstar Funds	QDI Percentage (%)
U.S. Equity Fund	55
International Equity Fund	100
Global Income Fund	28
Defensive Bond Fund	3
Multisector Bond Fund	—*
Global Opportunistic Equity Fund	76
Alternatives Fund	10
* Amount rounds to less than 0.5%
FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Morningstar Funds	Foreign Tax Credit	Foreign Source Income
International Equity Fund	$0.03	$0.21
EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended April 30, 2024, the percentage of dividends derived from net investment income paid by the following Fund qualifies as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes:
Morningstar Funds	Exempt-Interest Dividend (%)
Municipal Bond Fund	95.28

Morningstar Funds Trust    April 30, 2024

Trustees and Officers (unaudited)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015	9	None
Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors from 2010 to 2020	9	San Pasqual Fiduciary Trust Company Since 2011
Barry P. Benjamin (1957)	Trustee since July 2018	Affiliate Instructor at Loyola University, Maryland since 2020; Partner at PricewaterhouseCoopers LLP from 1991 to 2018	9	None
Jennifer Choi (1968)	Trustee since April 2023	Professorial Lecturer in Law at the George Washington University School of Law since 2022; Senior Policy Advisor at Ropes & Gray from 2022 to 2023; Chief Counsel of the Investment Company Institute (ICI) from 2017 to 2022; Adjunct Professor of Law at American University’s Washington College of Law from 2006 to 2019	9	None

Morningstar Funds Trust    April 30, 2024

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee of the Trust
Daniel E. Needham(2) (1978)	Trustee, President and Principal Executive Officer since 2017	President of Morningstar Inc.’s Wealth Management Solutions group since 2022; Co-President of Morningstar Investment Management LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.'s investment management group from 2013 to July 2021	9	None
Officers of the Trust
Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Senior Principal Consultant at Foreside Fund Officer Services, LLC (dba ACA Group) since May 2016	N/A	N/A
D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Chief Compliance Officer at Morningstar Investment Management, LLC from January 2000 to November 2018; Chief Compliance Officer at Morningstar Investment Services LLC from July 2001 to November 2018; Chief Compliance Officer at Morningstar Research Services LLC from its inception in November 2016 to November 2018; Global Chief Compliance Officer at Morningstar, Inc. from July 2013 to October 2020	N/A	N/A

Morningstar Funds Trust    April 30, 2024

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Jaime A. Dubon (1993)	Assistant Treasurer since June 2022	Mutual Fund Accounting Manager at Morningstar Investment Management, LLC since June 2021; Senior Financial Reporting Analyst from September 2019 to June 2021 and Financial Reporting Analyst from August 2017 to August 2019 at Jackson National Asset Management, LLC	N/A	N/A

(1)	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
(2)	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
Availability of Additional Information About the Trustees and Officers
The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy (unaudited)
PLEASE READ "OTHER IMPORTANT INFORMATION" SECTION BELOW FOR INFORMATION ABOUT MORNINGSTAR FUNDS TRUST ACCESS TO YOUR PERSONAL INFORMATION

Why?		Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.

What?		Personal information includes, but is not limited to:
	►	Your name, address, phone number, and email address;
	►	Your social security number or other unique identifier;
	►	Your account information, such as account balance and transactions (including account transaction history);
	►	Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?		All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.

Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No
For our marketing purposes—to offer our products and services.	No	N/A
For joint marketing with other financial companies.	No	N/A
For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A
For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A
For our affiliates to market to you.	No	N/A
For nonaffiliates to market to you.	No	N/A

Who we are		Who is providing this notice? Morningstar Funds Trust

What we do		How does Morningstar Funds Trust protect your personal information?
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Definitions		Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
	►	Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.
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Other Important Information		Morningstar Funds Trust ("Morningstar Funds") are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio ("Solutions")
Such Solutions include, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time-to-time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited)
The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. The Trust consists of nine (9) series (each series a “Fund”, collectively the “Funds”). Each Fund has an Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”) and each Fund also has at least one Subadvisory Agreement with a Subadviser to that Fund.
The Funds and their Subadvisers that were approved by the Board of Trustees of the Trust (the “Board”) during the Fund’s most recent fiscal half year were:
Morningstar U.S. Equity Fund	Morningstar Municipal Bond Fund

• ClearBridge Investments, LLC	• Allspring Global Investments, LLC
• Diamond Hill Capital Management, Inc.	• T. Rowe Price Associates, Inc.
• Massachusetts Financial Services Company (d/b/a MFS Investment Management)
• Wasatch Advisors, LP (d/b/a Wasatch Global Investors)	Morningstar Defensive Bond Fund
• Westwood Management Corp.	• First Pacific Advisors, LP

Morningstar International Equity Fund	Morningstar Multisector Bond Fund

• Harding Loevner LP	• Loomis, Sayles & Company, L.P.
• Harris Associates L.P.	• TCW Investment Management Company LLC
• Lazard Asset Management LLC	• Voya Investment Management Company, LLC
• T. Rowe Price Associates, Inc.
○ T. Rowe Price Singapore Private Ltd	Morningstar Global Opportunistic Equity Fund

Morningstar Global Income Fund	• Lazard Asset Management LLC

• Cullen Capital Management, LLC	Morningstar Alternatives Fund
• Western Asset Management Company, LLC
• BlackRock Financial Management, Inc.
Morningstar Total Return Bond Fund	○ BlackRock International Limited
• SSI Investment Management LLC
• BlackRock Financial Management, Inc.	• Water Island Capital, LLC
○ BlackRock International Limited
○ BlackRock (Singapore) Limited
• Western Asset Management Company, LLC

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
Board Approval/Renewal of the Investment Advisory Agreement and the Subadvisory Agreements
One of the primary responsibilities of the Board is to determine whether to renew the Funds’ Investment Advisory Agreement with Morningstar and the Funds’ respective Subadvisory Agreements (together, the “Agreements”). The Funds’ Investment Advisory Agreement and Subadvisory Agreements were scheduled to expire at the end of April 2024. In March 2024, the Board met to consider whether to renew these Agreements for a one-year period, through April 30, 2025.
The Board decided to renew the Agreements. This note reviews the factors that the Board considered and discusses its conclusions. This introductory section of this note highlights key considerations in the approval/renewal process. The body of this note, which follows, provides more details of the review process undertaken by and the conclusions reached by the Board.
Key Considerations
While the Board reviewed many factors as part of its decision-making process, the Board would like to highlight two of those factors:  fund expenses and investment performance.
•	Fund Expenses - Fund expenses are an important factor because they directly affect shareholder returns. The Board noted that one of Morningstar’s investment principles - minimizing costs - is consistent with this view. The Board continues to be encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of voluntary expense waivers and expense reimbursements.
   In its review of Fund expenses, the Board noted that, for six of the nine Funds, actual total expenses as a percentage of average net assets were either at or below the median actual total expenses for a peer group of comparable funds; in addition, for eight of the nine Funds, actual management fees paid as a percentage of average net assets were either at or below the actual management fees paid for a peer group of comparable funds. For the Alternatives Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.016%. For the Municipal Bond Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.007%. For the U.S. Equity Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.009% and actual management fees paid exceeded the peer group median by 0.054%.
   The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale. The Board concluded that the fees were fair and reasonable. For more information, see “Fund Expenses” below. Information about the peer groups can be found below under “Renewal of the Agreements.”
•	Investment Performance - Fund performance was also important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds that invest in similar types of securities, its performance relative to an index benchmark, and its risk-adjusted performance. Performance as compared to peer funds for calendar year 2023 was mostly positive:

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
○	The Defensive Bond Fund, Multisector Bond Fund, and Global Opportunistic Equity Fund performed in the best performing quintile of their categories (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile);
○	The Alternatives Fund and U.S. Equity Fund performed in the second-best performing quintile of their categories (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile); and
○	The Global Income Fund, International Equity Fund, Municipal Bond Fund and Total Return Bond Fund performed in the middle performing quintile of their categories (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile).
The Board further noted the improvements in many of the Funds in their relative performance from last year. The Board was encouraged by the overall improvements in Fund performance. The Board also reviewed and noted personnel changes and enhancements to the investment processes.
For more information, including a discussion of the performance of individual Funds, see “Investment Performance” below.
The Board invites comments from shareholders on this disclosure and how it may be enhanced. Shareholders may email the Board with their suggestions at BoardofTrustees.MorningstarFundsTrust@morningstar.com
Renewal of the Agreements
At a Board of Trustees meeting on March 13, 2024, the Board unanimously approved the renewal of the Agreements. The Board determined that the Agreements, including the investment advisory and subadvisory fees in the Agreements, were fair and reasonable.
Prior to making these approvals, the Board considered materials and presentations related to the Agreements. Among the topics addressed in these materials and presentations were:
•	The services that Morningstar and each Subadviser provided and would provide to each Fund.
•	Morningstar’s investment management operations.
•	The investment approach for each Fund and whether this investment approach was being followed by Morningstar and each Subadviser.
•	The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending the retention of each Subadviser and the renewal of the related Subadvisory Agreement.
•	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities of Morningstar and each Subadviser.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
•	The services that the custodian, fund administrator, transfer agent and distributor provided and would provide to each Fund.
•	The fees paid and to be paid to service providers to each Fund, including Morningstar and each Subadviser.
•	The expense ratio for each Fund, reflecting both the fees paid and to be paid to service providers and expenses incurred and to be incurred directly by each Fund.
•	Expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.
The information obtained by the Board during the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent analyst. The analysis in the report was based on data from Lipper, Inc.
The report from Broadridge analyzed each Fund’s performance and risk relative to other funds that invest in similar types of securities. The analysis covered performance for the periods ended December 31, 2023.
In addition, the report analyzed each Fund’s expenses relative to a smaller group of comparable funds selected by Broadridge. These “peer groups” of comparable funds were composed of funds with similar investment objectives that were distributed in a similar manner to the Funds (e.g., funds with similar distribution platforms and that are sold as part of a multi-asset solution program).
Because these peer groups contained a limited number of funds, Morningstar requested that Broadridge prepare “supplemental peer groups” that included comparable funds that are available outside of multi-asset solution programs and received the results of these supplemental peer groups. The Board considered the “supplemental peer groups”, but ultimately concluded that the original peer groups were more appropriate as a comparison than the supplemental peer groups.
The Board noted meaningful differences between the peer groups and the Funds. Specifically, some of the funds in the peer groups have a larger asset base and longer performance history than the Funds. In addition, some of the funds in the peer groups are distributed through proprietary sales channels, while the Funds are distributed through non-proprietary channels and as part of an investment advisory solution offered by financial institutions. Despite these differences, the Board concluded that the Broadridge report was helpful in the review process.
The Board also considered that the fee and expense information reflected information as of a certain date and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.
In addition, the Board’s deliberations were also informed by the meetings that the Board had held since the prior renewal of the Agreements in 2023 with representatives of Morningstar, certain Subadvisers and the Trust’s Chief Compliance Officer.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. More information about the Independent Trustees and their role is available at https://www.morningstar.com/company/morningstar-funds-governance.
Factors Considered
In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors
The factors considered included:
•	The investment performance of each Fund and the performance of Morningstar and each Subadviser in achieving this performance.
•	Whether each Fund had operated in accordance with its investment objective.
•	The fairness of the compensation under the Investment Advisory Agreement and Subadvisory Agreements.
•	The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.
•	Morningstar’s investment principles.
•	The nature, extent and quality of services that Morningstar and each Subadviser provided and would be expected to provide to each Fund.
•	The background, experience, personnel (including talent management and related diversity, equity, and inclusion matters), operations, technology, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.
•	The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of Morningstar and other service providers to the Funds.
•	The Trust’s Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.
•	Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.
•	The use of derivatives and other complex instruments to carry out each Fund’s investment goals.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
•	Each Subadviser’s risk management program.
•	Profitability matters and economies of scale.
The following discussion reviews some of the primary components of the Board’s decision to approve the renewal of the Agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.
Services Provided
The Board reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy.
The Board considered Morningstar’s investment principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar has, and will continue to be able to, manage the Funds in a manner consistent with those principles.
The Board took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:
•	Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, Morningstar research ideas generated using custom exposure portfolios constructed by Morningstar (“Equity Sleeves”), cash and other investments.
•	Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.
•	Morningstar’s implementation and execution of the Equity Sleeves.
•	Risk management.
•	Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.
•	Performance of due diligence of each Subadviser’s risk management, operations, trading activities, technology and financial condition.
•	Reporting to the Board.
•	The implementation of the Board’s directives with regard to the Funds.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
With respect to the services provided by the Subadvisers, the Board took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of each Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the performance of the Subadvisers in managing the Funds. The Board considered Morningstar’s rationale for recommending the continued retention of each Subadviser.
The Board considered other investment advisory services offered by Morningstar and each Subadviser, as well as any potential conflicts in connection with providing these services.
Based on their review, the Board was satisfied with the nature, extent and quality of the overall services provided and to be provided by Morningstar and each Subadviser. The Board was confident in the abilities of Morningstar and each Subadviser to continue to implement the respective investment strategy and to continue to provide quality services to each Fund.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
Investment Performance
Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to its index benchmark, and its risk-adjusted performance.
The Board also considered whether each Fund had operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance. The Board took into account discussions at Board meetings since the Board’s prior renewal of the Agreements in 2023 with representatives of Morningstar about Fund investment performance.
In addition to reviewing absolute and relative Fund performance, the Board periodically considers the appropriateness of Fund performance metrics in evaluating the results achieved. The Board periodically reviews the performance benchmarks for each Fund recommended by Morningstar and the process used by Morningstar to develop its benchmark recommendations; the Board also periodically reviews how these benchmarks are used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.
One of the performance metrics used by the Board in evaluating performance is the Sharpe Ratio. The Sharpe Ratio is a way to measure a fund’s risk-adjusted returns. It measures a fund’s “excess performance” per unit of risk. Excess performance (defined as the return above the three-month T-bill return) is divided by monthly standard deviation (a measure of risk) to assess a fund’s risk-to-return trade-off relative to similar funds. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance has been.
A summary of the Board’s review of each Fund’s performance follows:
Morningstar Alternatives Fund – The Fund had total returns in the second-best performing quintile of multistrategy funds (i.e., 2nd out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2023 and total returns in the middle performing quintile of multistrategy funds for the three- and five- year periods ended December 31, 2023. The Fund outperformed its benchmark of the Morningstar U.S. Cash T-Bill TR USD for the one-, three-, and five-year periods ended December 31, 2023. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the middle and second-best performing quintiles, respectively. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Defensive Bond Fund – The Fund had total returns in the best performing quintile of short-term bond funds (i.e., 1st out of 5 quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2023 and total returns in the second-best performing quintile of short-term bond funds for the five-year period ended December 31, 2023. The Fund outperformed its benchmark of the Bloomberg U.S. Aggregate Index for the one-, three-, and five-year periods ended December 31, 2023. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the best and second-best performing quintiles, respectively. The Board noted the improvement in relative performance as compared to last year. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
Morningstar Global Income Fund – The Fund had total returns in the middle performing quintile of global allocation funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-, three-, and five-year periods ended December 31, 2023. The Fund outperformed its benchmark of the Morningstar Global Income Blended Index for the three-year period ended December 31, 2023, but underperformed its benchmark for the one- and five-year periods ended December 31, 2023. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the middle and second-best performing quintiles, respectively. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar International Equity Fund – The Fund had total returns in the middle performing quintile of foreign large blend funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one -year period ended December 31, 2023 and had total returns in the second-lowest performing quintile of foreign large blend funds for the three- and five-year periods ended December 31, 2023. The Fund underperformed its benchmark of the Morningstar Global Markets Ex-U.S. Index (net) for the one-, three-, and five-year periods ended December 31, 2023, but noted that such underperformance was only 0.02% and 0.01% for the one- and three-year periods, respectively. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the second-best performing quintile. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Multisector Bond Fund – The Fund had total returns in the best performing quintile of multisector bond funds (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2023 and had total returns in the lowest performing quintile of multisector bond funds for the three- and five-year periods ended December 31, 2023. The Fund underperformed its benchmark of the Morningstar Multisector Bond Blended Index for the one-, three-, and five-year periods. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the second-lowest performing quintile. The Board noted the improvement in relative performance as compared to last year and that such relative improvement would not have a significant impact on the relative performance for the three- and five-year periods ended December 31, 2023. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Municipal Bond Fund – The Fund had total returns in the middle performing quintile of muni national intermediate funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and five-year periods ended December 31, 2023 and had total returns in the second-best performing quintile of muni national intermediate funds for the three-year period ended December 31, 2023. The Fund outperformed its benchmark of the Morningstar Municipal Bond Blended Index for the one- and five-year periods ended December 31, 2023, but underperformed its benchmark for the three-year period ended December 31, 2023. The Fund’s Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the middle performing quintile. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
Morningstar Total Return Bond Fund –The Fund had total returns in the middle performing quintile of intermediate core bond funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-and five-year periods ended December 31, 2023 and total returns in the lowest performing quintile of intermediate core bond funds for the three-year period ended December 31, 2023. The Fund outperformed its benchmark of the Bloomberg U.S. Aggregate Bond Index for the one-year period ended December 31, 2023, but underperformed its benchmark for the three-and five-year periods ended December 31, 2023. The Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the second-lowest and second-best performing quintiles, respectively. The Board noted the improvement in relative performance as compared to last year. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Global Opportunistic Equity Fund – The Fund had total returns in the best performing quintile of global allocation funds (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-, three-, and five-year periods ended December 31, 2023. The Fund outperformed its benchmark of the Morningstar Global Opportunistic Index for the three- and five-year periods ended December 31, 2023, but underperformed its benchmark for the one-year period ended December 31, 2023. The Fund’s Sharpe Ratio was in the best performing quintile for the three- and five-year periods ended December 31, 2023. The Board noted that there was again improvement in relative performance as compared to last year. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar U.S. Equity Fund –  The Fund had total returns in the second-best performing quintile of large blend funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2023 and total returns in the second-lowest performing quintile of large blend funds for the five-year period ended December 31, 2023. The Fund outperformed its benchmark of the Morningstar U.S. Market TR USD Index for the three-year period ended December 31, 2023, but underperformed its benchmark for the one- and five-year periods ended December 31, 2023. The Sharpe Ratio for the three- and five-year periods ended December 31, 2023 were in the best and middle performing quintiles, respectively. The Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
The Cost of Services
The Board considered the cost of the services provided and to be provided and the profits or losses realized by Morningstar and each Subadviser from a relationship with the Funds.
As requested by the Board, Morningstar provided profitability information for each Fund, as well as aggregate profitability information for all of the Funds, using a revenue and cost allocation methodology that was reviewed and discussed with the Board.
The Board noted that each Fund had incurred considerable expenses since its formation and that these expenses were largely absorbed by Morningstar through fee waivers and expense reimbursements. Beyond the waiver and reimbursement agreements, Morningstar paid certain start-up costs that otherwise could have been borne by the Funds.

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
The Board noted that Morningstar does not have an affiliated entity providing transfer agent, custodial, broker-dealer, fund administration or other services to the Funds. Therefore, Morningstar does not generate additional fees for itself through Fund services provided by related entities. The lack of supplemental sources of revenue was a significant factor to the Trustees.
With regard to the Subadvisers, the Board noted that the subadvisory fees are paid to each Subadviser by Morningstar and are not additional fees borne by each Fund. These fees were the product of arms-length negotiations between Morningstar and each Subadviser. As a result, the costs of the services and the profits of the Subadvisers from their relationships with the Funds were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to Morningstar and each of the Subadvisers from managing the Funds. These benefits include the acquisition and use of research services by the Subadvisers with commissions generated by the Funds (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Funds bearing costs to purchase research that may be used by the Subadvisers with other clients and may reduce the Subadvisers’ expenses.
The Board also considered reviews undertaken by the Trust’s Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements. The Board noted that Morningstar itself does not use soft dollar arrangements.
The Board considered the substantial costs incurred by Morningstar related to the launch of the Funds and, while Morningstar’s revenues increased over the past year, the Board was satisfied that the profitability was not excessive with respect to the Funds in the aggregate or individually.  The Board noted that Morningstar did not generate profits (after corporate expenses are allocated to Fund operations) with respect to the operations of the Funds on an overall basis.
Fund Expenses
Fund expenses are an important factor because they directly affect shareholder returns. In reviewing fund expenses, the Board placed emphasis on total expenses as a percentage of assets (after fee waivers and expense reimbursements by Morningstar) because they represent the total costs to shareholders of investing in the Funds. However, the Board also considered the components of total expenses, namely the actual management fee paid (after fee waivers and expense reimbursements by Morningstar), transfer agent expenses, custodial expenses and other expenses. The Board also reviewed, but placed less emphasis on, the contractual management fee before waivers and expense reimbursements.
The Board noted that one of Morningstar’s investment principles for investment management is minimizing costs. In this regard, the Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of fee waivers and expense reimbursements by Morningstar.
In its review of Fund expenses, the Board noted that, for six of the nine Funds, actual total expenses as a percentage of average net assets were either at or below the median actual total expenses for a peer group of comparable funds; in addition, for eight of the nine Funds, actual management fees paid as a percentage of

Morningstar Funds Trust    April 30, 2024

Board Approval of Investment Advisory and Subadvisory Agreement (unaudited) (continued)
average net assets were either at or below the median actual management fees paid for a peer group of comparable funds. For the Alternatives Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.016%. For the Municipal Bond Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.007%. For the U.S. Equity Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.009% and actual management fees paid exceeded the peer group median by 0.054% . The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale.
The Board also considered the fees charged by Morningstar to other clients. The Board noted that Morningstar charges lower fees to some other clients but that the services provided to those accounts, are not similar. Morningstar reviewed with the Board the broader scope of services it provides to the Funds, including management of cash flows as a result of redemptions and purchases, oversight of service providers, preparation of annual registration statement updates, preparation of financial information, and compliance with federal and state laws and regulations. These services require a higher level of infrastructure, including personnel, office space, technology and legal support. Morningstar also highlighted the significant business, reputational and other risks associated with launching, sponsoring and maintaining the Funds.
Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure for each Fund was fair and reasonable.
Economies of Scale
The Board considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders, including through increased services to the Funds, through expense limitation arrangements, or through fee or expense ratio reductions (such as breakpoints in the fee schedule). The Board noted that Morningstar implemented an expense limitation arrangement which has been and will continue to be reevaluated periodically.
The Board concluded that economies of scale were not a significant factor with regard to the management fee at this time given the current assets in the Funds and the limited operating history of the Funds and that the expense limitation arrangement is in effect.
Conclusion
After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel—approved the renewal of the Agreements and concluded that the investment advisory and subadvisory fee structure provided for in the agreements was fair and reasonable.

Morningstar Funds Trust    April 30, 2024

Additional Information (unaudited)
Proxy Voting Policies and Proxy Voting Record
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers for their respective assets managed, as applicable. The Adviser and each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224.  Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.
Form N-PORT Disclosure
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT (and its predecessor form, Form N-Q) filings are available on the SEC’s website at http://www.sec.gov.

Morningstar Funds Trust is available to citizens or
legal residents of the United States or its territories through model portfolios designed and maintained by a financial institution including the Adviser.
Adviser
Morningstar Investment Management LLC
22 West Washington Street
Chicago, Illinois 60602
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Prospectus
Please go to http://connect.rightprospectus.com/Morningstar
to access the Morningstar Funds Trust prospectus.
Shareholder Rights
When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/morningstar-funds-governance.
This report is general information for the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of April 30, 2024, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including any implicit waivers, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $466,400 in 2024 and $440,000 in 2023.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE in 2024 and NONE in 2023.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review, tax advice and tax return review are $176,074 in 2024 and $135,475 in 2023.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2024 and NONE in 2023.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter and Audit Committee Pre-Approval Policies and Procedures, each adopted on March 9, 2018 and amended most recently on June 21, 2023, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit, audit-related and permitted non-audit services rendered by the independent auditors to a series of the registrant (“Fund”) and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee has implemented policies and procedures by which such services may be pre-approved other than by the full Committee (for example, by any Committee member who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended April 30, 2024 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

Item 4(g): Aggregate Non-Audit Fees

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last two fiscal years was $176,074 in 2024 and $135,475 in 2023.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining E&Y’s independence in performing audit services.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By /s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 1, 2024

By /s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

Date: July 1, 2024